Registration No. 02-35570

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    --------

                       POST-EFFECTIVE AMENDMENT NO. 49 TO

                                    FORM N-1A

                             REGISTRATION STATEMENT

                                      under

                           THE SECURITIES ACT OF 1933

                                       and

                             REGISTRATION STATEMENT

                                      under

                       THE INVESTMENT COMPANY ACT OF 1940

                                    --------

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
               (Exact name of Registrant as specified in Charter)

                          The Principal Financial Group
                             Des Moines, Iowa 50392
                    (Address of principal executive offices)

                                    --------

                         Telephone Number (515) 248-3842

                                    --------

MICHAEL D. ROUGHTON                      Copy to:
The Principal Financial Group            JONES & BLOUCH L.L.P.
Des Moines, Iowa  50392                  Suite 405 West
                                         1025 Thomas Jefferson Street, N.W.
                                         Washington, DC  20007-0805

                     (Name and address of agent for service)

                                   ----------

It is proposed that this filing will become effective (check appropriate box)
          ___ immediately upon filing pursuant to paragraph (b)of Rule 485 _X_ on May 1, 2001 pursuant to paragraph (b) of Rule 485
          ___ 60 days after filing  pursuant to paragraph  (a)(1) of Rule 485
          ___ on (date) pursuant to paragraph (a)(1) of Rule 485
          ___ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
          ___ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
              This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                                   ----------

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.





                              ACCOUNTS OF THE FUND


 Balanced Account                                       Growth Account
 Bond Account                                           International Account
 Capital Value Account                                  MidCap Account
 Government Securities Account                          Money Market Account








This Prospectus describes a mutual fund organized by Principal Life Insurance Company. The Fund provides a choice of investment objectives through the accounts listed above.



                  The date of this Prospectus is May 1, 2001.




Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS  ..................................   4
     Balanced Account...................................   8
     Bond Account.......................................  10
     Capital Value Account..............................  12
     Government Securities Account......................  16
     Growth Account.....................................  18
     International Account..............................  20
     MidCap Account.....................................  34
     Money Market Account...............................  42

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........  54
PRICING OF ACCOUNT SHARES...............................  57

DIVIDENDS AND DISTRIBUTIONS.............................  57

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........  58
     The Manager........................................  58
     The Sub-Advisors...................................  58
     Duties of the Manager and Sub-Advisor..............  60

MANAGERS' COMMENTS......................................  61

GENERAL INFORMATION ABOUT AN ACCOUNT....................  75
     Eligible Purchasers................................  75
     Shareholders Rights................................  75
     Non-Cumulative Voting..............................  75
     Purchase of Account Shares.........................  76
     Sale of Account Shares.............................  76
     Restricted Transfers...............................  76
     Financial Statements...............................  76

FINANCIAL HIGHLIGHTS....................................  77
     Notes to Financial Highlights......................  85

ACCOUNT DESCRIPTIONS.......
The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the Manager of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.

                    Sub-Advisor                                                                 Account
                    -----------                                                                 -------
   Invista Capital Management, LLC* ("Invista")                        Balanced (equity securities portion), Capital Value,
                                                                       Growth, International, MidCap,
   Principal Capital Income Investors, LLC* ("PCII")                   Balanced (fixed-income securities portion) and
                                                                       Government Securities

* Principal Management Corporation, Invista and PCII are members of the Principal Financial Group.

In the description for each Account, you will find important information about the Account's:

Primary investment strategy
This section summarizes how the Account intends to achieve its investment objective. It identifies the Account's primary investment strategy (including the type or types of securities in which the Account primarily invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.

Annual operating expenses
The annual operating expenses for each Account are deducted from Account assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year (estimates of expenses are shown for Accounts which have not completed a fiscal year of operation). The example is intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The example assumes you invest $10,000 in an Account for the time periods indicated. The example also assumes that your investment has a 5% total return each year and that the Account's operating expenses are the same as the most recent fiscal year expenses (or estimated expenses for the new Accounts). Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.

Account Performance
The bar chart is included to provide you with an indication of the risks involved when you invest. The chart shows changes in the Account's performance from year to year.

One of the tables compares the Account's average annual returns with:
o a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
o an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistic services.

The other table provides the highest and lowest quarterly rate of return for the Account's shares over the same period of time used in the bar chart.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Money Market Account.

NOTE:Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the FDIC or any other government agency.

           No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations from unauthorized parties may not be relied upon as having been made by an Account, the Fund, the Manager or any Sub-Advisor.

GROWTH-ORIENTED ACCOUNT

Balanced Account
The Account seeks to generate a total return consisting of current income and capital appreciation.

Main Strategies
The Account invests primarily in common stocks and fixed-income securities. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.


Invista serves as Sub-Advisor for the portion of the Fund's portfolio that is invested in equity securities. In making its selection Invista looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Fund may invest up to 10% of its assets in securities of foreign companies.


PCII serves as Sub-Advisor for the portion of the Fund's portfolio that is invested in fixed-income securities. Fixed-income securities are purchased to generate income and for capital appreciation purposes when PCII thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Fund may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Main Risks
The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors.

Bond values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Because the Account invests in both stocks and bonds, it may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. As with all mutual funds, as the value of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth but are uncomfortable accepting the risks of investing entirely in common stocks.

Account  Performance  Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


Annual Total Returns

1991    34.36
1992    12.80
1993    11.06
1994    -2.09
1995    24.58
1996    13.13
1997    17.93
1998    11.91
1999    2.40
2000    0.13


The year-to-date return as of March 31, 2001 is -7.91%.

The account's highest/lowest quarterly results during the time period covered by the chart were:

      Highest    12.62% (3/31/1991)
      Lowest     -6.45% (9/30/1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
       Account             Year     Years    Years

     Balanced              0.13%    8.89%   12.13%

                                               Past One Past FivePast Ten
                                                 Year     Years   Years

S&P 500 Index                                    -9.11%  18.31%   17.44%
Lehman Brothers Government/Corporate
  Bond Index                                     11.85    6.23     8.00
Lehman Brothers Aggregate Bond Index             11.63    6.45     7.95
Lipper Balanced Fund Average                      1.52   11.52    12.28
Morningstar Domestic Hybrid Category Average      2.06   10.90    11.82


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
    -------------------------------------------------------
        $61            $192           $335            $750

                           Account Operating Expenses

       Management Fees................   0.58%
       Other Expenses.................   0.02

     Total Account Operating Expenses    0.60%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


INCOME-ORIENTED ACCOUNT

Bond Account
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Main Strategies
The Account invests in fixed-income securities. Generally, the Account invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Account to the possibility of changes in the values of its securities as interest rates change. When interest rates fall, the price per share rises, and when rates rise, the price per share declines.

Under normal circumstances, the Account invests at least 65% of its assets in:
o    debt securities and taxable municipal bonds;
     o rated, at purchase, in one of the top four categories by S&P or Moody's, or
     o if not rated, in the opinion of the Manager, are of comparable quality.
o similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and
o    securities issued or guaranteed by the U.S. Government or its agencies.


The Fund may invest up to 20% of its assets in securities of foreign issuers.


The rest of the Account's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or nonconvertible including:
o    domestic and foreign debt securities;
o    preferred and common stock;
o    foreign government securities; and
o securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's). Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

During the fiscal year ended December 31, 2000, the average ratings of the Account's assets based on market value at each month-end, were as follows (all ratings are by Moody's):

           4.52% in securities rated Aa
          18.40% in securities rated A
          60.41% in securities rated Baa
          15.05% in securities rated Ba
           1.62% in securities rated B

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents. When doing so, the Account is not investing to achieve its investment objectives.

Main Risks
When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of the securities held by the Account may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking monthly dividends to produce income or to be reinvested in additional Account shares to help achieve modest growth objectives without accepting the risks of investing in common stocks.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    16.72
1992    9.38
1993    11.67
1994    -2.90
1995    22.17
1996    2.36
1997    10.60
1998    7.69
1999    -2.59
2000    8.17


The year-to-date return as of March 31, 2001 is 3.92%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

    Highest     8.25% (6/30/1995)
    Lowest     -3.24% (3/31/1996)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Bond                  8.17%    5.14%    8.07%


                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Lehman Brothers BAA Corporate Index            7.41%    5.63%    8.69%
 Lehman Brothers Aggregate Bond Index          11.63     6.45     7.95
 Lipper Corporate Debt BBB Rated Fund Average   7.99     5.26     8.27
 Morningstar Intermediate-Term Bond
    Category Average                            9.45     5.43     7.62


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

  1 Year         3 Years         5 Years       10 Years
-------------------------------------------------------
    $52            $164           $285            $640


                           Account Operating Expenses


       Management Fees................   0.49%
       Other Expenses.................   0.02

       Total Account Operating Expenses  0.51%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

Capital Value Account
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.


Main Strategies
The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Invista, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to their peers. The Account's investments are selected primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Account often invests in stocks considered temporarily out of favor. Investors often overreact to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by the Account.

Invista focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries relative to the benchmark.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Account's assets rise and fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    38.67
1992    9.52
1993    7.79
1994    0.49
1995    31.91
1996    23.50
1997    28.53
1998    13.58
1999    -4.29
2000    2.16

The year-to-date return as of March 31, 2001 is -6.55%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

      Highest    17.85% (3/31/1991)
      Lowest    -11.61% (9/30/1999)


     Average annual total returns for the period endingd December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Capital Value         2.16%   12.01%  14.36%

                                             Past OnePast FivePast Ten
                                               Year    Years    Years

S&P 500 Barra Value Index                      6.08%   16.79%   16.86%
S&P 500 Index                                 -9.11    18.31    17.44
Russell 1000 Value Index                       7.02    16.90    17.37
Lipper Large-Cap Value Fund Average            1.32    15.74    15.81
Morningstar Large Value Category Average       5.47    13.91    14.95


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
   --------------------------------------------------------
        $61            $192           $335            $750


                           Account Operating Expenses


       Management Fees................   0.59%
       Other Expenses.................   0.01

      Total Account Operating Expenses   0.60%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


INCOME-ORIENTED ACCOUNT

Government Securities Account
The Account seeks a high level of current income, liquidity and safety of principal.

Main Strategies
The Account invests in securities supported by:
o    full faith and credit of the U.S. Government (e.g. GNMA certificates); or
o credit of a U.S. Government agency or instrumentality (e.g. bonds issued by the Federal Home Loan Bank).
In addition, the Account may invest in money market investments.

The Account invests in modified pass-through GNMA Certificates. GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Various lenders make loans that are then insured (by the Federal Housing Administration) or loans that are guaranteed (by Veterans Administration or Farmers Home Administration). The lender or other security issuer creates a pool of mortgages that it submits to GNMA for approval.

Owners of modified pass-through Certificates receive all interest and principal payments owed on the mortgages in the pool, regardless of whether or not the mortgagor has made the payment. Timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government.

Main Risks

U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during period of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest and potentially increasing the volatility of the Account.

In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in the value of Account shares, if you sell your shares when their value is less than the price you paid, you will lose money.



Investor Profile
The Account is generally a suitable investment if you want monthly dividends to provide income or to be reinvested in additional Account shares to produce growth and prefer to have the repayment of principal and interest on most of the securities in which the Account invests to be backed by the U.S. Government or its agencies.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    16.95
1992    6.84
1993    10.07
1994    -4.53
1995    19.07
1996    3.35
1997    10.39
1998    8.27
1999    -0.29
2000    11.40


The year-to-date return as of March 31, 2001 is 2.50%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

         Highest     6.17% (6/30/1995)
         Lowest     -3.94% (3/31/1994)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

   Government Securities  11.40%    6.53%   7.93%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Lehman Brothers Mortgage-Backed
    Bond Index                                 11.16%    6.91%    7.81%
 Lipper U.S. Mortgage Fund Average             10.36     5.87     7.04
 Morningstar Intermediate Government
    Category Average                           10.76     5.51     6.91


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
    ----------------------------------------------------------
           $52            $164           $285            $640


                           Account Operating Expenses


     Management Fees..................   0.49%
     Other Expenses...................   0.02

      Total Account Operating Expenses   0.51%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

Growth Account
The Account seeks growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

Main Strategies
The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Invista, uses a bottom-up approach in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.

Invista places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or underweight sectors and industries differently from the benchmark.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Account is subject to the risk that its principal market segment, large capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Account's assets rise and fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth. You must be willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.



                              Annual Total Returns

1995    25.62
1996    12.51
1997    26.96
1998    21.36
1999    16.44
2000    -10.15


The year-to-date return as of March 31, 2001 is -23.55%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

        Highest    21.35% (12/31/1998)
        Lowest    -16.99% (12/31/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five   Since
        Account            Year     Years  Inception*

     Growth              -10.15%   12.64%    14.05%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P 500 Index                                 -9.11%   18.31%   17.44%
 Russell 1000 Growth Index                    -22.42    18.12    17.33
 Lipper Large-Cap Growth Fund Average         -16.22    18.43    17.20
 Morningstar Large Growth Category Average    -14.09    18.10    17.13


* Period from May 1, 1994, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
  ------------------------------------------------------------
           $61            $192           $335            $750


                           Account Operating Expenses

       Management Fees...................   0.59%
       Other Expenses....................   0.01

        Total Account Operating Expenses    0.60%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

International Account
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

Main Strategies
The Account invests in equity securities of:
o companies with their principal place of business or principal office outside the U.S.;
o companies for which the principal securities trading market is outside the U.S.; and
o companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 65% of its assets invested in companies of at least three countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.

Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia
(Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.

In choosing investments for the Account, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.


Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1995    14.17
1996    25.09
1997    12.24
1998    9.98
1999    25.93
2000    -8.34


The year-to-date return as of March 31, 2001is -16.92%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

         Highest    16.60% (12/31/1998)
         Lowest    -17.11% (9/30/1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five   Since
        Account            Year     Years  Inception*

     International        -8.34%   12.25%    10.67%

                                             Past OnePast FivePast Ten
                                               Year    Years    Years

Morgan Stanley Capital International EAFE
   (Europe, Australia and Far East) Index    -14.17%    7.13%    8.24%
Lipper International Fund Average            -15.60     9.45     9.85
Morningstar Foreign Stock Category Average   -15.66     9.43     9.57


* Period from May 1, 1994, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

        1 Year         3 Years         5 Years       10 Years
  -----------------------------------------------------------
          $92            $287           $498          $1,108


                           Account Operating Expenses

       Management Fees...................   0.85%
       Other Expenses....................   0.05

        Total Account Operating Expenses    0.90%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

MidCap Account
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

Main Strategies
The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 65% of its assets in companies with a market capitalization between $1 billion and $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

Invista uses a bottom-up approach in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.

Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of Accounts. The value of the Account's equity securities may fluctuate on a daily basis. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. It is designed for a portion of your investments. It is not appropriate if you are seeking income or conservation of capital.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    53.50
1992    14.94
1993    19.28
1994    0.78
1995    29.01
1996    21.11
1997    22.75
1998    3.69
1999    13.04
2000    14.59

The year-to-date return as of March 31, 2001 is -7.91%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

           Highest    25.86% (3/31/1991)
           Lowest    -20.01% (9/30/1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     MidCap               14.59%   14.83%   18.51%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P MidCap 400 Index                          17.51%   20.39%   19.84%
 Lipper Mid-Cap Core Fund Average               7.10    16.02    17.08
 Morningstar Mid-Cap Blend Category Average     3.37    14.45    15.76



                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

       1 Year         3 Years         5 Years       10 Years
  ----------------------------------------------------------
         $63            $199           $346            $774


                           Account Operating Expenses


       Management Fees..................   0.60%
       Other Expenses...................   0.02

       Total Account Operating Expenses    0.62%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


Money Market Account
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

Main Strategies
The Account invests its assets in a portfolio of money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible" security as defined in the regulations issued under the Investment Company Act of 1940.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
o    to take advantage of market variations;
o    to generate cash to cover sales of Account shares by its shareholders; or
o    upon revised valuation of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The Account does have an ability to borrow money to cover the sale of Account shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
o U.S. Government securities which are issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.
o U.S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality.
o    bank obligations consisting of:
     o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank or
     o bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
o commercial paper that is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs.
o short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity.

o repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may have a longer maturity.

o taxable municipal obligations that are short-term obligations issued or guaranteed by state and municipal issuers that generate taxable income.

Main Risks
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the FDIC or any other government agency.

Investor Profile
The Account is generally a suitable investment if you are seeking monthly dividends to produce income without incurring much principal risk or for your short-term needs.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    5.92
1992    3.48
1993    2.69
1994    3.76
1995    5.59
1996    5.07
1997    5.04
1998    5.20
1999    4.84
2000    6.07

The 7-day yield for the period ended March 31, 2001 was 4.88%. To obtain the Account's current yield information, please call 1-800-247-4123.


      Average annual total returns for the period ending December 31, 2000


     This table shows the Account's average annual returns over the periods indicated.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Money Market          6.07%    5.29%    4.75%


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

          1 Year         3 Years         5 Years       10 Years
---------------------------------------------------------------
            $53            $167           $291            $653


                           Account Operating Expenses


       Management Fees...................   0.50%
       Other Expenses....................   0.02

         Total Account Operating Expenses   0.52%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS
The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Bond prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities
Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

Currency Contracts
The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging  is a  technique  used in an  attempt to reduce  risk.  If an  Account's
Manager or Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of governmental action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

Forward Commitments
Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its total assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

Risks of High Yield Securities
The Balanced and Bond Accounts may, to varying degrees, invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager and/or Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Account were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager and/or Sub-Advisor thinks it is in the best interest of shareholders.

Derivatives
To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
o the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Sub-Advisor anticipated;
o the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
o the risk that adverse price movements in an instrument can result in a loss substantially greater than a Account's initial investment; and
o    the counterparty may fail to perform its obligations.

Foreign Securities
Certain of the Accounts may invest in foreign securities. For purposes of these restrictions, foreign securities include: o companies organized under the laws of countries outside of the U.S. and o companies for which the principal securities trading market is outside of the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With  respect  to  certain  foreign  countries,  there  is  the  possibility  of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
o    increased social, political and economic instability;
o a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
o lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
o foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
o    relatively new capital market structure or market-oriented economy;
o the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
o restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
o possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Securities of Smaller Companies
To the extent permitted by its investment objectives and policies, an account may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers
The Accounts (except Government Securities) may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Temporary or Defensive Measures
For temporary or defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit to the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achive its investment objective.

Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may generate short-term capital gains. No turnover rate is calculated for the Money Market Account because of the short maturities of the securities in which it invests. You can find the turnover rate for each of the other Accounts in the Account's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

PRICING OF ACCOUNT SHARES

Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange (NYSE) is open. The share price is determined as of the close of business of the NYSE (normally at 3:00 p.m. Central Time). When your order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is placed.

For all Accounts, except the Money Market Account, the share price is calculated by:
o    taking the current market value of the total assets of the Account
o    subtracting liabilities of the Account
o    dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Money Market Account reserves the right to determine a share price more than once a day.

NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
o An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The share price of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Manager and/or Sub-Advisor believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
o Foreign securities markets may trade on days when the NYSE is closed (such as customary U.S. holidays) and an Account's share price is not calculated. As a result, the value of an Account's assets may be significantly affected by such trading on days when you cannot purchase or sell shares of the Fund.

DIVIDENDS AND DISTRIBUTIONS

The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.

An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.

The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.

NOTE:As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation serves as the manager for the Principal Mutual Funds. In its handling of the business affairs of each Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Funds. In addition, the Manager is responsible for the portfolio management fundtions for certain Funds. The individuals responsible for the day-to-day management of those Funds are shown below:

                                    Day-to-day
            Accounts           Account Management                  Manager Since

     Bond                      William C. Armstrong                 July 2000
                               Scott Bennett                        July 2000
                               Lisa A. Stange                       July 2000

     Money Market              Michael R. Johnson                   March 1983
                               Alice Robertson                      June 1999


                          Portfolio Manager Experience

William C. Armstrong, CFA. Mr. Armstrong leads the multi-sector/core portfolio management group for the stable value division. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Scott Bennett, CFA. Mr. Bennett has been with the Principal Financial Group since 1988. He holds an MBA and a BA from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Michael R. Johnson. Mr. Johnson joined the Principal Financial Group in 1982 and took his current position of directing securities trading in 1994. His responsibilities include managing the fixed-income trading operations and several short-term money market accounts for a company of the Principal Financial Group. He earned his Bachelor's degree in Finance from Iowa State University.

Alice Robertson. Ms. Robertson joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position as trader on the corporate fixed-income trading desk in 1993. Previously Ms. Robertson was an assistant vice-president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.

Lisa A. Stange, CFA. Ms. Stange is a portfolio management team leader. She is responsible for multi-sector fixed income portfolios encompassing a broad array of corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities, as well as private and syndicated debt instruments. She is a co-manager of U.S. corporate and global credit portfolios, and integrally involved in portfolio sector allocation and relative value analysis. She joined the Principal Financial Group in 1989. She received her MBA and BA, both in Finance, from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2000, the funds it managed had assets of approximately $6.56 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

The Manager has signed sub-advisory agreements with various Sub-Advisors for portfolio management functions for certain Funds. The Manager compensates the Sub-Advisor for its services as provided in the sub-advisory agreement. The individuals responsible for the day-to-day management of those Funds are shown below:

The Sub-Advisors

Sub-Advisor:      Invista,  an indirectly  wholly-owned  subsidiary of Principal
                  Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2000 were approximately $27.4 billion.
                  Invista's  address is 1900 Hub Tower, 699 Walnut,  Des Moines,
                  Iowa 50309.

                                  Day-to-day
       Accounts               Account Management                  Manager Since

     Balanced                  Douglas Herold                     January 2001
                               Dirk Laschanzky                    January 2001
                               Mary Sunderland                    January 2000

     Capital Value             John Pihlblad                      January 2001

     Growth                    Mary Sunderland                    January 2000

     International             Kurtis D. Spieler                  March 2000

     MidCap                    K. William Nolin                   February 2000



                          Portfolio Manager Experience

Douglas Herold, CFA. Mr. Herold is a portfolio manager at Invista specializing in equity research and the management of broad market value portfolios. He also serves as a member of Invista's global consumer staples research team. Prior to joining Invista in 1993, he was an investment officer at Bankers Trust Company for ten years. He received an MBA from Drake University and a BS in Business from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.

Dirk Laschanzky, CFA. As a portfolio manager at Invista, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Invista in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin, CFA. Mr. Nolin has managed the domestic mid-cap products since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

John Pihlblad, CFA. Mr. Pihlblad is director of quantitative portfolio management for Invista. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Invista in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Kurtis D. Spieler, CFA. Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Invista in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.

Mary Sunderland, CFA. Prior to joining Invista Capital Management in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. She holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.




Sub-Advisor:      Principal Capital Income Investors,  LLC ("PCII"), an indirect wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including
                  Principal Life Insurance Company. Assets under management as of December 31, 2000 were approximately $33.2 billion. PCII's address is 801 Grand Ave., Des Moines, Iowa 50392.

                                          Day-to-day
           Accounts                   Account Management           Manager Since

     Balanced                         William C. Armstrong          October 2000

     Government Securities            Martin J. Schafer             May 1985


                          Portfolio Manager Experience

William C. Armstrong, CFA. Mr. Armstrong leads the multi-sector/core portfolio management group for the stable value division. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Martin J. Schafer. Mr. Schafer is a portfolio manager for PCII specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.



Duties of the Manager and Sub-Advisor
The Manager or the Sub-Advisor provides the Board of Directors of the Fund a recommended investment program. Each program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or the Sub-Advisor advises each Account on its investment policies and determines which securities are bought and sold, and in what amounts.

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2000 was:

  Balanced                      0.60%        Growth                 0.60%
  Bond                          0.51%        International          0.90%
  Capital Value                 0.60%        MidCap                 0.62%
  Government Securities         0.51%        Money Market           0.52%


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Accounts as to which the Fund is relying on the order, the Manager may: o hire one or more Sub-Advisors; o change Sub-Advisors; and o reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund will not rely on the order as to any Account until it receives approval from:
o    contract owners who have assets in the Account, or
o in the case of a new Account, the Account's sole initial shareholder before the Account is available to contract owners, and o the Fund states in its prospectus that it intends to rely on the order with respect to the Account.

The Manager will not enter into an agreement with an affiliated Sub-Advisor without that agreement, including the compensation to be paid under it, being similarly approved. The Fund has received the necessary shareholder approval and intends to rely on the order with respect to the Asset Allocation, Equity Growth, LargeCap Growth, LargeCap Growth Equity, MicroCap, MidCap Growth, MidCap Growth Equity, MidCap Value, SmallCap Growth and SmallCap Value Accounts (not all of these Accounts are available through this contract).




MANAGERS' COMMENTS

Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2000. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. The figures do not reflect expenses of the variable life insurance contracts or variable annuity contracts that purchase Account shares; performance figures for the divisions of the contracts would be lower than performance figures for the Accounts due to the additional contract expenses. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

Balanced Account
(William Armstrong and Mary Sunderland)
Following a decade of the domestic equity market advancing rapidly, 2000 provided an opportunity for investors in balanced accounts to experience the benefit of their portfolio structure. A portfolio diversified across many asset classes performed well during 2000, when compared to investments only in the equity market. Fixed income securities increased during the year as interest rates began to decline. International equity markets also declined during the year as the foreign markets moved in response to the lower domestic stock markets.

A quick look back at the events of the past twelve months showed a strong start, followed by a sharp drop in equities and ended with signs that interest rates will soon decline. The year started with the high-flying technology equities moving forward quickly, during the first quarter, as GDP growth continued to advance. The economy had made it through the Y2K scare and had resumed its strong economic growth. The Federal Reserve was positioned to act quickly and continued to raise interest rates in an effort to slow the economy into a soft-landing throughout the first half of the year. The higher interest rates and threat of a slowing economy turned the markets in the early part of the second quarter into a near free-fall. The technology heavy NASDAQ market value dropped in half and broader equity markets also dropped sharply. This declining market also moved overseas as foreign equity markets felt the strain of the economic slowdown and their markets tailed off as well. By the third quarter, the Fed realized the economy had cooled from the earlier interest rate increases. GDP growth was slowing and oil prices started to climb. Consumers' confidence had declined as the Christmas shopping season rolled around.
Retailers were forced to deeply cut prices to stimulate customer demand. Corporate earning estimates have been guided down and the economy has slowed appreciably. As we enter 2001, it is clear the Fed has changed to an easing bias and inflation is not as big of a concern.

The Balanced Account performed well during the year with a slightly positive return for the period. As expected, the Account's performance fell between the equity and fixed income components of the indices. The slowing economy depressed stock prices, but as inflationary pressures eased interest rates declined which in turn pushed up fixed income returns. The final outcome of the presidential election was decided late in the year and the financial markets were generally positive on the outcome and the prospects for an improving economy.

There is no clear-cut  index by which to measure the performance of the Balanced
Account,   but  a   comparison   between  the  S&P  500  Index  and  the  Lehman
Government/Corporate Bond Index is useful for performance measurement.

Comparison of Change in Value of $10,000 Investment in the Balanced Account, Lipper Balanced Fund Average, Morningstar Domestic Hybrid Category, Lehman Brothers Government/Corporate Bond Index, Lehman Brothers Aggregate Bond Index and S&P 500 Index


        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        0.13%   8.89%   12.13%



                  Lehman      Lehman
                  Brothers    Brothers  Morningstar  Lipper
                 Government/  Aggregate  Domestic    Balanced
        S&P 500  Corporate     Bond       Hybrid      Fund      Balanced
         Index   Bond Index    Index     Category    Average    Account*

Thousands

        10         10         10          10          10         10
"1991"  13.048     11.613     11.6        12.387      12.677     13.436
"1992"  14.042     12.493     12.458      13.405      13.569     15.156
"1993"  15.454     13.871     13.673      15.023      15.025     16.833
"1994"  15.657     13.384     13.274      14.638      14.646     16.481
"1995"  21.534     15.959     15.726      18.278      18.331     20.533
"1996"  26.475     16.422     16.297      20.667      20.853     23.229
"1997"  35.304     18.025     17.87       24.437      24.815     27.394
"1998"  45.393     19.732     19.423      27.492      28.16      30.657
"1999"  54.944     19.308     19.264      29.757      30.607     31.393
"2000"  49.939     22.428     21.504      30.37       31.072     31.434


Note: Past performance is not predictive of future performance.


Bond Account
(William Armstrong, Scott Bennett and Lisa Stange)
Investors are seeing the benefits of portfolio diversification since fixed income investments posted positive returns and equities negative for 2000.
Treasury rates moved lower throughout the year, ending more than 1.0% lower, with the Federal Reserve in a rate cutting mood at year-end. This will be positive for fixed income securities with corporates likely to benefit the most.

The Principal Variable Contract Fund Bond Account outperformed the Lehman BAA index during the year with a return of 8.17% vs. 7.41%. The Account is primarily composed of corporate bonds and outperformed its benchmark index by avoiding those companies, which had negative surprises. Specifically, the Account was overweight in safe haven industries such as energy, utilities, and transportation, as well as asset types which do not face corporate surprises, such as asset-backed and commercial mortgage-backed securities.

The environment should be very positive for fixed income investments during 2001. While Account Managers expect continued volatility from individual securities, the general environment for fixed income and specifically corporate bonds is positive. The factors contributing to this improved environment include the Federal Reserve's rate cutting posture, lots of money on the sidelines, improved investor sentiment toward fixed income investments, and corporate yield premiums over Treasury securities at historically high levels.

Comparison of Change in Value of $10,000 Investment in the Bond Account, Lipper Corporate Debt BBB Rated Fund Average, Morningstar Intermediate-Term Bond Category and Lehman Brothers BAA Corporate Index


        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        8.17%   5.14%   8.07%


                                                    Lipper
        Lehman      Lehman         Morningstar   Corporate Debt
        Brothers    Brothers      Intermediate-    BBB Rated
        Aggregate   BAA Corporate  Term Bond         Fund              Bond
        Bond Index    Index        Category         Average          Account*

Thousands

        10            10             10              10                10
"1991"  11.6          11.931         11.662          11.78             11.671
"1992"  12.458        13.053         12.502          12.751            12.766
"1993"  13.673        14.741         13.801          14.322            14.255
"1994"  13.274        14.269         13.286          13.683            13.842
"1995"  15.726        17.511         15.591          16.429            16.91
"1996"  16.297        18.215         16.106          16.953            17.31
"1997"  17.87         20.237         17.517          18.662            19.145
"1998"  19.423        20.496         18.817          19.828            20.617
"1999"  19.264        20.328         18.587          19.495            20.083
"2000"  21.504        21.834         20.343          21.053            21.724


Note: Past performance is not predictive of future performance.


Capital Value Account
(Catherine Zaharis)
The Capital Value Account's results this year were clearly segmented into two periods. The first third of the year saw the Account trail its index, as the technology driven growth stock period of strong performance reached its zenith. From the start of 2000 until late March, tech stocks outperformed every other market sector by a wide margin. During the second half of this year, the tech driven growth mania reversed as companies began to miss their earnings and growth targets. Since the March peak, market sentiment increasingly favored stable, well-managed companies carrying reasonable prices. This proved to be a positive environment for the Account's rebound in performance later in the year.

The Account lagged noticeably during the tech upswing. The Account has always been managed as a value fund, with an investment process designed to capture the historical drivers of value style based returns, that being a reliance on low price to earnings ratios and low price to book ratios to identify the best opportunities. The end result of this process was that the Account owned virtually no tech stocks during the upswing, while its index and peer group owned more than 10% in tech stocks. That weighting difference in the market's hottest sector proved to be a heavy drag on returns. Other than tech companies, the sector and stock selection added value over the index, but the Account Manager's belief that high flying tech stocks did not belong in a value portfolio was too much to overcome.

Account Manager's research indicated that tech stocks were overpriced and should be expected to underperform at some point. This began to occur in the spring, when many tech indexes topped out. At this point, the Account began to outperform its index and finished the year with a strong rally. By sticking to a belief that the fundamentals of value investing would continue to hold true, the Account bounced back nicely as the year drew to a close. Overall, the non-tech, non-growth positioning produced underperformance for the entire year, but the Account performed well once value stocks returned to favor.

The Account Manager's current strategy is focused on maintaining the Account's value characteristics. Managers will continue to pay close attention to valuation, while looking for stocks that have the added characteristics of showing a turnaround in business operations and rising earnings estimates. This combination of attractive valuations and improving business activity will position the Account to add value through stock selection while keeping sector weightings generally in line with the index.

Comparison of Change in Value of $10,000 Investment in the Capital Value Account, Lipper Large-Cap Value Fund Average, Morningstar Large Value Category, S&P 500 Index and S&P 500 Barra Value Index


        Total Returns*
        as of December 31, 2000
        1 Year  5 Year  10 Year
        2.16%   12.01%  14.36%



                                          Lipper
        S&P 500             Morningstar  Large-Cap
      Barra Value  S&P 500  Large Value  Value Fund   Capital Value
         Index      Index    Category      Average      Account*

Thousands

        10          10        10          10             10
"1991"  12.256      13.048    12.851      12.908         13.866
"1992"  13.545      14.042    14.122      14.067         15.187
"1993"  16.066      15.454    15.993      15.692         16.359
"1994"  15.963      15.657    15.863      15.544         16.439
"1995"  21.868      21.534    20.984      20.335         21.684
"1996"  26.679      26.475    25.347      24.561         26.779
"1997"  34.677      35.304    32.193      31.227         34.42
"1998"  39.764      45.393    36.41       36.102         39.094
"1999"  44.822      54.944    38.824      40.156         37.417
"2000"  47.547      49.939    40.948      40.686         38.225


Note: Past performance is not predictive of future performance.


Government Securities Account
(Martin Schafer)
Mortgage Backed Securities (MBS) had a positive year for the period ending December 31, 2000. MBS outperformed most other fixed income asset classes as the other fixed income products underperformed Treasuries due to the Treasury buy-back program. Investors sought MBS for their lack of volatility, as compared to security specific corporate credit event risk.

This Account outperformed the Lipper U.S. Mortgage Fund Average and the Lehman MBS Index for the period. The outperformance is attributable to security selection, timing of cashflows, and a slightly longer duration of portfolio holdings.

The quality and composition of the Account is generally in line with its Lipper U.S. Mortgage Category benchmark. Account Managers continue to hold more discount MBS securities than the Lehman Brothers Mortgage Backed Securities Index and some agencies, but maintain a duration neutral to slightly long approach by holding some cash to offset the lower coupons (discounts). This is a good position to be in while riding out the current refinance wave as a result of rates falling the second half of the year. Discount securities are securities priced below 100 (par). When mortgage holders prepay, discount investors receive 100 (par) versus the market price below par, producing positive returns. Account Managers believe the homeowner's propensity to refinance and the mortgage banker's technology driven inducement to refinance loans puts greater risk on securities priced above par. Managers patiently wait for the opportunity to strategically shorten their duration.

Comparison of Change in Value of $10,000 Investment in the Government Securities Account, Lipper U.S. Mortgage Fund Average, Morningstar Intermediate Gov't. Category and Lehman Brothers Mortgage-Backed Bond Index


        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        11.40%  6.53%   7.93%



        Lehman
       Brothers    Morningstar
       Mortgage-   Intermediate     Lipper      Government
        Backed     Gov't. Bond   U.S. Mortgage  Securities
       Bond Index   Category     Fund Average    Account*

Thousands

        10           10            10             10
"1991"  11.572       11.467        11.479         11.695
"1992"  12.379       12.2          12.18          12.495
"1993"  13.226       13.18         13.087         13.754
"1994"  13.013       12.65         12.541         13.13
"1995"  15.199       14.727        14.576         15.634
"1996"  16.012       15.139        15.14          16.158
"1997"  17.532       16.418        16.439         17.836
"1998"  18.752       17.641        17.438         19.311
"1999"  19.101       17.387        17.551         19.255
"2000"  21.233       19.258        19.369         21.45


Note: Past performance is not predictive of future performance.


Growth Account
(Mary Sunderland)
In 2000, performance in the Growth Account slightly lagged the S&P 500 Index and outperformed the Barra Growth Index by almost 11%. The Index has been dragged down by some of the bellwether stocks including Microsoft and Lucent, which are down 62% and 81%, respectively, so far this year. However, the Account held companies such as Cisco, Sun Micro and EMC, which executed to plan and maintained more of their value. In addition, the Account benefited from exposure to financial stocks, which outperformed in 2000 and had a modest weight in the growth indices. A focus on fundamentals was a significant benefit to performance this year, helping the account to outpace the Index.

Signs of an economic slowdown grew rapidly after the Thanksgiving holiday and the Fed has now signaled they are more concerned about an economic slowdown than inflation causing them to aggressively cut rates in January. Since growth stocks are valued based on growth potential and the level of inflation, an overall deterioration in the economy has a significant impact on price level. As lower interest rates take effect, Account Managers feel growth stocks will form a base and start to recover as the year unfolds. That, and a low inflation environment, will provide a powerful tailwind for growth stocks and the important technology sector over the next six to 12 months. Account Managers plan to remain overweighted in the technology sector relative to the S&P but about in line with most growth-oriented funds. Once the economy stabilizes, technology will likely be one of the first sectors to recover.

Consumer cyclical stocks will continue to rebound in 2001 as the Fed cuts rates. The Account has good exposure to the high quality names in the segment and will likely maintain it over the next six to 12 months. Account Managers emphasize companies, which will benefit from spending patterns of an aging population that is entering its highest earnings years.

Comparison of Change in Value of $10,000 Investment in the Growth Account, Lipper Large-Cap Growth Fund Average, Morningstar Large Growth Category and S&P 500 Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year  Since Inception
        -10.15% 12.64%     14.05%**

** Since inception 5/2/94


                                 Lipper
                 Morningstar    Large-Cap
        S&P 500  Large Growth  Growth Fund   Growth
        Index     Category       Average     Account*

Thousands

        10         10             10           10
"1994"  10.397     10.132         10.187       10.542
"1995"  14.3       13.402         13.324       13.243
"1996"  17.581     15.942         15.888       14.9
"1997"  23.444     19.928         19.908       18.917
"1998"  30.144     26.616         24.459       22.957
"1999"  36.486     37.188         33.775       26.729
"2000"  33.162     31.948         28.297       24.016


Note: Past performance is not predictive of future performance.


International Account
(Kurtis Spieler)
Global equity markets experienced strong performance during the first quarter of 2000. In particular, technology, media and telecom (TMT) stocks led markets upward. Drivers of performance for these growth stocks included strong economic conditions and a seemingly insatiable demand for telecommunication services. This drove valuations in TMT stocks to extraordinarily high levels. During the spring several risks appeared in the economic environment that, along with excessive valuations, led to a large sell off in these TMT stocks. Oil prices spiked up, leading to concerns about consumption. Interest rates from both the United States and Europe continued their upward move as central banks became focused on inflation. This led to increased volatility in equity markets.

During the second half of 2000, an aggressive sector rotation occurred from TMT to defensive stocks and financials. Investors outperformed by buying consumer staples, utilities and pharmaceuticals. Evidence of a slowing economic environment contributed to the underperformance of cyclical stocks and emerging markets. The other major risk in global markets was the steady decline of the Euro for the first 10 months of the year. High oil prices, capital outflows from mergers and acquisitions, and concerns with the European Central Bank led to currency weakness. The Euro has since rebounded as expectations of a relatively weaker U.S. economy led the currency upward.

The Principal Variable Contracts Fund International Account's relative performance during the year was solid, outperforming the EAFE benchmark by around 5.8%. This outperformance was largely due to stock selection in financials, consumer discretionary, industrials and health care. The Account also benefited from its low weighting in Japan, which underperformed other developed markets. On the negative side, stock selection in diversified telecom and materials cost the Account performance.

Currently, Account Managers are finding the best opportunities in beaten-down cyclical, technology and telecom companies. Weights have been lightened in some of the defensive areas that performed very well in 2000 as their valuations have gone too high. The Account Manager's strategy is to continue to invest in high quality companies at discounts to their fair value. These companies are found through a bottom-up, borderless investment approach.

Comparison of Change in Value of $10,000 Investment in the International Account, Lipper International Fund Average, Morningstar Foreign Stock Category and MSCI EAFE Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year  Since Inception
        -8.34%  12.25%  10.67%**

** Since inception date 5/2/94



        Morgan Stanley
          Capital
        International
        EAFE (Europe,    Morningstar
         Australia        Foreign         Lipper
        and Far East)      Stock       International   International
           Index          Category      Fund Average     Account*

Thousands

        10                 10             10               10
"1994"  9.99               9.765          9.758            9.663
"1995"  11.11              10.724         10.676           11.032
"1996"  11.781             12.053         11.934           13.8
"1997"  11.991             12.707         12.583           15.488
"1998"  14.389             14.359         14.221           17.034
"1999"  18.268             20.747         20.023           21.451
"2000"  15.679             17.498         16.899           19.662



Note: Past performance is not predictive of future performance.


MidCap Account
(K. William Nolin)
The MidCap Account is generally managed with a fundamental analysis approach. Account Managers believe that the future cash flow a business will generate will ultimately determine the value of that business today. Within this framework, companies are identified that have competitive advantages which can be sustained and improved upon. Those companies are then bought at discounts to their future value.

During the past year, investors have looked beyond the largest companies to find good value. As a result, the S&P MidCap 400 Index outperformed the S&P 500. The S&P MidCap 400 was up 17.50% and the S&P 500 was down 9.10%. The Account was up 14.56%, yet trailed the S&P MidCap 400 Index slightly. The Account's exposure to technology during the early spring sell-off contributed to this underperformance.

The economic backdrop for investors started out very strong last year, but became less favorable as the year rolled on. The economy has been extraordinarily robust, yet recently has shown clear signs of weakening. Inflation has been and continues to be modest, although benefit costs have been trending higher. Corporate profit growth set records early in the year, but now is slowing. Expectations of a slowing economy and slower profit growth led us to cut back on companies exposed to cyclical movements in the late summer. Sectors of cyclical exposures that were reduced included retailers, capital goods companies, and technology companies. Account Managers expect to maintain this position until the fundamentals improve or the stock prices adjust to account for a slowing.

Comparison of Change in Value of $10,000 Investment in the MidCap Account, Lipper Mid-Cap Core Fund Average, Morningstar Mid-Cap Blend Category and S&P Midcap 400 Index



        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        14.59%  14.83%  18.51%




     Morningstar      Lipper
    Mid-Cap Blend  Mid-Cap Core    MidCap    S&P MidCap
      Category     Fund Average    Account*  400 Index

Thousands

        10            10             10        10
"1991"  13.62         15.124         15.349    15.007
"1992"  15.653        16.502         17.642    16.793
"1993"  17.923        18.928         21.044    19.132
"1994"  17.634        18.54          21.208    18.445
"1995"  22.697        24.504         27.361    24.148
"1996"  27.336        28.895         33.137    28.78
"1997"  34.566        34.567         40.676    38.062
"1998"  36.906        38.77          42.176    45.336
"1999"  43.807        53.607         47.676    52.009
"2000"  45.283        57.413         54.632    61.116


Note: Past performance is not predictive of future performance.


Money Market Account
(Michael Johnson and Alice Robertson)
The Federal Reserve (Fed) spent the first half of 2000 continuing in the credit-tightening mode they commenced during 1999. After adjusting the Fed Funds rate* from 4.75 to 5.50% during the latter half of 1999, the Fed started back up in early 2000. In February they stepped in for the first in a series of three rate hikes - raising the targeted rate from 5.50 to 5.75%. The Fed bumped up another 0.25% at the March Federal Open Market Committee (FOMC) meeting and a final 0.50% at the May FOMC meeting. During the latter part of the year, economic releases were beginning to show some signs of weakness. At the December FOMC meeting, the Fed maintained the 6.50%, however, it moved its bias from that of inflation to weakness. The industry average maturity over the course of 2000 was in the 50-57 day area with the days fluctuating downward when the market was anticipating another Fed rate hike. The Money Market Account strives to stay close to the industry average. Account Managers actively monitor the industry averages in order to keep both yields and average maturities in line. The Account continues to invest from a list of high quality investments that is actively monitored by our fixed income analytical staff.

Investments in the Money Market Account are neither insured nor guaranteed by the U.S. Government. While the Account strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.

* The Fed Funds rate is the rate at which banks lend to each other on an overnight basis.

Important Notes:

The values of these indexes will vary according to the aggregate value of the common equity of each of the securities included. The indexes represent asset types which are subject to risk, including possible loss of principal. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Investments in the MidCap Account involves more abrupt or erratic market movements and may involve greater risk than other stock fund investments.

The International Accounts' shares are subject to volatility caused by exchange rates, foreign economies and taxation.

While the underlying securities of Government Securities Account are guaranteed by the U.S. Government as to the timely payment of principal and interest, Account shares are not.

Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Lehman Brothers Baa Corporate Index: An unmanaged index of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or Standard & Poor's.

Lehman Brothers Government/Corporate Bond Index is composed of all bonds that are investment grade (rated BAA or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Lehman Brothers Mortgage-Backed Bond Index is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Lipper Balanced Fund Average: This average consists of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The one-year average currently contains 470 funds.

Lipper Corporate Debt BBB Rated Fund Average: This average consists of funds which invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The one-year average currently contains 154 funds.

Lipper International Fund Average: This average consists of funds which invest in securities primarily traded in markets outside of the United States. The one-year average currently contains 696 funds.

Lipper  Large-Cap  Growth Fund  Average:  This  average  consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 549 funds.

Lipper Large-Cap Value Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 389 funds.

Lipper Mid-Cap Core Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 300% of the dollar weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 145 funds.

Lipper U.S. Mortgage Fund Average: this average consists of mutual funds investing at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies. The one year average currently contains 61 mutual funds.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, Far East) Index is a stock index designed to measure the investment returns of developed economies outside of North America.

Morningstar Domestic Hybrid Category: Domestic-hybrid funds divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.

Morningstar Foreign Stock Category: Foreign-stock funds can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.

Morningstar Intermediate Government Bond Category: Intermediate-term government funds devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.

Morningstar Intermediate-Term Bond Category: Intermediate-term bond funds have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.

Morningstar Large Growth Category: Large-cap growth funds invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.

Morningstar Large Value Category: Large-cap value funds focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.

Morningstar Mid-Cap Blend Category: The typical mid-cap blend fund invests in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.

S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.

S&P/BARRA 500 Value Index is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

S&P Midcap 400 Index includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.



GENERAL INFORMATION ABOUT AN ACCOUNT

Eligible Purchasers
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life Insurance Company or of other insurance companies, 2) Principal Life Insurance Company or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life Insurance Company or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.

Shareholder Rights
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares which the Fund has the authority to issue, without a shareholder vote.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.

Non-Cumulative Voting
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% if the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.

Purchase of Account Shares
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are not restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.

Sale of Account Shares
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.

Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which i) disposal by a fund of securities owned by it is not reasonably practicable, ii) it is not reasonably practicable for a fund to fairly determine the value of its net assets; or iii) the SEC permits suspension for the protection of security holders.

If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.

In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

Restricted Transfers
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven day period.

Financial Statements
You will receive an annual financial statement for the Fund, examined by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited. The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

FINANCIAL HIGHLIGHTS

PRINCIPAL VARIABLE CONTRACTS FUND, INC.



Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

BALANCED ACCOUNT                                               2000         1999         1998         1997        1996
------------------------------------------------------------------- --------------------------------------        ----
Net Asset Value, Beginning of Period...................      $15.41       $16.25       $15.51       $14.44      $13.97
Income from Investment Operations:
   Net Investment Income...............................         .45          .56          .49          .46         .40
   Net Realized and Unrealized Gain (Loss) on Investments      (.43)        (.19)        1.33         2.11        1.41

                       Total from Investment Operations         .02          .37         1.82         2.57        1.81
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --          (.57)        (.49)        (.45)       (.40)
   Distributions from Capital Gains....................         --          (.62)        (.59)       (1.05)       (.94)
   Excess Distributions from Capital Gains(a) .........         --          (.02)          --          --            --

     Total Dividends and Distributions                         --         (1.21)       (1.08)       (1.50)      (1.34)

Net Asset Value, End of Period.........................      $15.43       $15.41       $16.25       $15.51      $14.44

Total Return...........................................        .13%        2.40%       11.91%       17.93%      13.13%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $167,595     $209,747     $198,603     $133,827     $93,158
   Ratio of Expenses to Average Net Assets.............        .60%         .58%         .59%         .61%        .63%
   Ratio of Net Investment Income to Average Net Assets       2.74%        3.36%       3.37%         3.26%       3.45%
   Portfolio Turnover Rate.............................       62.6%        21.7%        24.2%        69.7%       22.6%


BOND ACCOUNT                                                   2000         1999         1998         1997        1996
------------                                                   ---- --------------------------------------        ----
Net Asset Value, Beginning of Period...................      $10.89       $12.02       $11.78       $11.33      $11.73
Income from Investment Operations:
   Net Investment Income...............................         .85          .81          .66          .76         .68
   Net Realized and Unrealized Gain (Loss) on Investments       .04        (1.12)         .25          .44        (.40)

                       Total from Investment Operations         .89         (.31)         .91         1.20         .28
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --          (.82)       (.66)        (.75)       (.68)
   Excess Distributions from Capital Gains(a)..........         --           --         (.01)         --            --

                      Total Dividends and Distributions         --          (.82)       (.67)        (.75)       (.68)

Net Asset Value, End of Period.........                      $11.78       $10.89       $12.02      $11.78        $11.33

Total Return...........................................       8.17%      (2.59)%        7.69%       10.60%       2.36%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $116,216     $125,067     $121,973      $81,921     $63,387
   Ratio of Expenses to Average Net Assets.............        .51%         .50%         .51%         .52%        .53%
   Ratio of Net Investment Income to Average Net Assets       7.47%        6.78%        6.41%        6.85%       7.00%
   Portfolio Turnover Rate.............................       81.5%        40.1%        26.7%         7.3%        1.7%

CAPITAL VALUE ACCOUNT                                          2000         1999         1998         1997        1996
Net Asset Value, Beginning of Period..................       $30.74       $37.19       $34.61       $29.84       $27.80
Income from Investment Operations:
   Net Investment Income...............................         .50          .78          .71          .68          .57
   Net Realized and Unrealized Gain (Loss) on Investments       .13        (2.41)        3.94         7.52         5.82

                       Total from Investment Operations         .63        (1.63)        4.65         8.20        6.39
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.50)         (.80)        (.71)        (.67)       (.58)
   Distributions from Capital Gains....................       (.15)        (3.13)       (1.36)       (2.76)      (3.77)
   Excess Distributions from Capital Gains(a)..........         --          (.89)          --          --           --

                      Total Dividends and Distributions       (.65)       (4.82)       (2.07)       (3.43)      (4.35)

Net Asset Value, End of Period.........................      $30.72       $30.74       $37.19       $34.61      $29.84


Total Return...........................................       2.16%      (4.29)%       13.58%       28.53%      23.50%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $283,325     $367,927     $385,724     $285,231    $205,019
   Ratio of Expenses to Average Net Assets.............        .60%         .43%         .44%         .47%        .49%
   Ratio of Net Investment Income to Average Net Assets       1.54%        2.05%        2.07%        2.13%       2.06%
   Portfolio Turnover Rate.............................      141.8%        43.4%        22.0%        23.4%       48.5%



See accompanying notes.
FINANCIAL HIGHLIGHTS (Continued)

PRINCIPAL VARIABLE CONTRACTS FUND, INC.


Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

GOVERNMENT SECURITIES ACCOUNT                                  2000         1999         1998         1997        1996
Net Asset Value, Beginning of Period..................       $10.26       $11.01       $10.72       $10.31       $10.55
Income from Investment Operations:
   Net Investment Income...............................         .69          .71          .60          .66         .59
   Net Realized and Unrealized Gain (Loss) on Investment        .48         (.74)         .28          .41        (.24)

                       Total from Investment Operations        1.17        (.03)          .88         1.07         .35
Less Dividends from Net Investment Income..............     --             (.72)        (.59)        (.66)       (.59)

Net Asset Value, End of Period.........................      $11.43       $10.26       $11.01       $10.72      $10.31

Total Return...........................................       11.40%        (.29)%       8.27%      10.39%         3.35%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $127,038     $137,787     $141,317      $94,322     $85,100
   Ratio of Expenses to Average Net Assets.............        .51%         .50%         .50%         .52%        .52%
   Ratio of Net Investment Income to Average Net Assets       6.33%        6.16%        6.15%        6.37%       6.46%
   Portfolio Turnover Rate.............................        4.3%        19.7%        11.0%         9.0%        8.4%

GROWTH ACCOUNT                                                 2000         1999         1998         1997        1996
--------------                                                 ---- --------------------------------------        ----
Net Asset Value, Beginning of Period...................      $23.56       $20.46       $17.21       $13.79      $12.43
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............       (.02)          .14          .21          .18         .16
   Net Realized and Unrealized Gain (Loss) on Investments    (2.29)         3.20         3.45        3.53          1.39

                       Total from Investment Operations      (2.31)         3.34         3.66         3.71        1.55
Less Dividends and Distributions:
   Dividends from Net Investment Income................          --         (.14)        (.21)        (.18)       (.16)
   Distributions from Capital Gains....................       (4.42)        (.10)        (.20)        (.10)       (.03)
   Excess Distributions from Capital Gains(a)..........        (.40)         --            --         (.01)      --

                      Total Dividends and Distributions      (4.82)        (.24)        (.41)        (.29)       (.19)

Net Asset Value, End of Period.........................      $16.43       $23.56       $20.46       $17.21      $13.79

Total Return..........................................     (10.15)%       16.44%       21.36%       26.96%      12.51%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $294,762     $345,882     $259,828     $168,160     $99,612
   Ratio of Expenses to Average Net Assets.............        .60%         .45%         .48%         .50%        .52%
Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (.13)%         .67%        1.25%        1.34%       1.61%
Portfolio Turnover Rate................................       83.5%        65.7%         9.0%        15.4%        2.0%

INTERNATIONAL ACCOUNT                                          2000         1999         1998         1997        1996
---------------------                                          ---- --------------------------------------        ----
Net Asset Value, Beginning of Period...................      $15.95       $14.51       $13.90       $13.02      $10.72
Income from Investment Operations:
   Net Investment Income...............................         .10          .48          .26          .23         .22
   Net Realized and Unrealized Gain (Loss) on Investments     (1.48)        3.14         1.11        1.35          2.46

                       Total from Investment Operations      (1.38)         3.62         1.37         1.58        2.68
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.08)        (.47)        (.25)        (.23)       (.22)
   Distributions from Capital Gains....................       (.35)       (1.46)        (.51)        (.47)       (.16)
   Excess Distributions from Capital Gains(a)..........       (.24)        (.25)         --           --           --

                      Total Dividends and Distributions       (.67)       (2.18)        (.76)        (.70)       (.38)

Net Asset Value, End of Period.........................      $13.90       $15.95       $14.51       $13.90      $13.02

Total Return...........................................     (8.34)%       25.93%        9.98%       12.24%      25.09%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $190,440     $197,235     $153,588     $125,289     $71,682
   Ratio of Expenses to Average Net Assets.............        .90%         .78%         .77%         .87%        .90%
   Ratio of Net Investment Income to Average Net Assets        .81%        3.11%        1.80%        1.92%       2.28%
   Portfolio Turnover Rate.............................       99.9%        65.5%        33.9%        22.7%       12.5%


MIDCAP ACCOUNT                                                 2000         1999         1998         1997        1996
--------------                                                 ---- --------------------------------------        ----
Net Asset Value, Beginning of Period                         $36.90       $34.37       $35.47       $29.74      $25.33
Income from Investment Operations:
   Net Investment Income...............................         .10          .12          .22          .24         .22
   Net Realized and Unrealized Gain on Investments.....        4.76         4.20          .94         6.48        5.07

                       Total from Investment Operations        4.86         4.32         1.16         6.72        5.29
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.10)        (.12)        (.22)        (.23)       (.22)
   Distributions from Capital Gains....................      (7.19)       (1.67)       (2.04)        (.76)       (.66)

                      Total Dividends and Distributions      (7.29)       (1.79)       (2.26)        (.99)       (.88)

Net Asset Value, End of Period.........................      $34.47       $36.90       $34.37       $35.47      $29.74

Total Return...........................................      14.59%       13.04%        3.69%       22.75%      21.11%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $286,681   $262,350     $259,470     $224,630    $137,161
   Ratio of Expenses to Average Net Assets.............        .62%         .61%         .62%         .64%        .66%
Ratio of Net Investment Income to Average Net Assets...        .28%         .32%         .63%         .79%       1.07%
   Portfolio Turnover Rate.............................      139.6%        79.6%        26.9%         7.8%        8.8%

MONEY MARKET ACCOUNT                                           2000         1999         1998         1997        1996
--------------------                                           ---- --------------------------------------        ----
Net Asset Value, Beginning of Period                         $1.000       $1.000       $1.000       $1.000      $1.000
Income from Investment Operations:
   Net Investment Income...............................        .059         .048         .051         .051        .049
Less Dividends from Net Investment Income..............      (.059)       (.048)       (.051)       (.051)      (.049)

Net Asset Value, End of Period.........................      $1.000       $1.000       $1.000       $1.000      $1.000

Total Return...........................................       6.07%        4.84%        5.20%        5.04%       5.07%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $114,710     $120,924      $83,263      $47,315     $46,244
Ratio of Expenses to Average Net Assets................       0.52%         .52%         .52%         .55%        .56%
Ratio of Net Investment Income to Average Net Assets...       5.88%        4.79%        5.06%        5.12%       5.00%


See accompanying notes.


Notes to Financial Highlights

(a) Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.



Additional Information about the Fund is available in the Statement of Additional Information, dated May 1, 2001, which is part of this prospectus. Information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-451-5447.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.



           Principal Variable Contracts Fund, Inc. SEC File 811-01944




                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.





                              ACCOUNTS OF THE FUND



Blue Chip Account                                      MidCap Account
Bond Account                                           MidCap Growth Account
Capital Value Account                                  MidCap Value Account
International Account                                  Money Market Account
LargeCap Growth Account                                SmallCap Account
LargeCap Stock Index Account                           SmallCap Growth Account
  (previously Stock Index 500 Account)






   This Prospectus describes a mutual fund organized by Principal Life Insurance Company. The Fund provides a choice of investment objectives through the accounts listed above.




                  The date of this Prospectus is May 1, 2001.





   Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS  ......................................  4
     Blue Chip Account......................................  8
     Bond Account........................................... 10
     Capital Value Account.................................. 12
     International Account.................................. 20
     LargeCap Growth Account................................ 26
     LargeCap Stock Index Account........................... 30
     MidCap Account......................................... 34
     MidCap Growth Account.................................. 38
     MidCap Value Account................................... 36
     Money Market Account................................... 42
     SmallCap Account....................................... 46
     SmallCap Growth Account................................ 48

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS............. 54
PRICING OF ACCOUNT SHARES................................... 57

DIVIDENDS AND DISTRIBUTIONS................................. 57

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE.............. 58
     The Manager............................................ 58
     The Sub-Advisors....................................... 58
     Duties of the Manager and Sub-Advisor.................. 60

MANAGERS' COMMENTS.......................................... 61

GENERAL INFORMATION ABOUT AN ACCOUNT........................ 75
     Eligible Purchasers.................................... 75
     Shareholders Rights.................................... 75
     Non-Cumulative Voting.................................. 75
     Purchase of Account Shares............................. 76
     Sale of Account Shares................................. 76
     Restricted Transfers................................... 76
     Financial Statements................................... 76

FINANCIAL HIGHLIGHTS........................................ 77
     Notes to Financial Highlights.......................... 85


ACCOUNT DESCRIPTIONS
The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the Manager of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.

                 Sub-Advisor                        Account
Berger LLC ("Berger")                           SmallCap Growth
Dreyfus Corporation ("Dreyfus")                 MidCap Growth
Invista Capital Management, LLC* ("Invista")    Blue Chip, Capital Value,
                                                International, LargeCap Stock
                                                Index, MidCap and SmallCap
Janus Capital Corporation ("Janus")             LargeCap Growth
Neuberger Berman Management Inc.
  ("Neuberger Berman")                          MidCap Value

   * Principal Management Corporation, Invista and PCII are members of the Principal Financial Group.

In the description for each Account, you will find important information about the Account's:

Primary investment strategy
This section summarizes how the Account intends to achieve its investment objective. It identifies the Account's primary investment strategy (including the type or types of securities in which the Account primarily invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.

Annual operating expenses
The annual operating expenses for each Account are deducted from Account assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year (estimates of expenses are shown for Accounts which have not completed a fiscal year of operation). The example is intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The example assumes you invest $10,000 in an Account for the time periods indicated. The example also assumes that your investment has a 5% total return each year and that the Account's operating expenses are the same as the most recent fiscal year expenses (or estimated expenses for the new Accounts). Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.



Account Performance
As  certain  Accounts  have  been  operating  for a limited  period of time,  no historical information is available for those Accounts. If historical information is available, the Account's description includes a set of tables and a bar chart.

The bar chart is included to provide you with an indication of the risks involved when you invest. The chart shows changes in the Account's performance from year to year.

One of the tables compares the Account's average annual returns with:
o a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
o an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistic services.

The other table provides the highest and lowest quarterly rate of return for the Account's shares over the same period of time used in the bar chart.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Money Market Account.

NOTE: Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the FDIC or any other government agency.

           No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations from unauthorized parties may not be relied upon as having been made by an Account, the Fund, the Manager or any Sub-Advisor.

GROWTH-ORIENTED ACCOUNT

Blue Chip Account
The Account seeks to achieve growth of capital and growth of income.

Main Strategies
The Account invests primarily in common stocks of well-capitalized, established companies. The Sub-Advisor, Invista, selects the companies it believes to have the potential for growth of capital, earnings and dividends. Under normal market conditions, the Account invests at least 65% (and may invest up to 100%) of its assets in blue chip companies. Blue chip companies are easily identified by:
     o    size (market capitalization of at least $1 billion)
     o    good industry position
     o    established history of earnings and dividends
     o    superior management structure
     o    easy access to credit
In addition, the large market of publicly held shares for these companies and their generally high trading volume results in a relatively high degree of liquidity for these stocks.


Invista uses a bottom-up approach in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return. Up to 20% of Account assets may be invested in foreign securities.

Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sectors (companies with similar characteristics) and security weightings as its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries from the benchmark weightings.

Invista may invest up to 35% of Account assets in equity securities, other than common stocks, issued by blue chip companies and in equity securities of companies that do not fit the blue chip definition. It may also invest up to 5% of Account assets in securities of unseasoned issuers.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, they may also involve greater risk than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual Accounts, as the value of the Account's assets rise and fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks but
prefer  investing  in  larger,   established   companies.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


Annual Total Returns

2000    -10.69


The year-to-date return as of March 31, 2001 is -13.99%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

      Highest    -0.30% (6/30/2000)
      Lowest     -7.11% (12/31/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One   Since
       Account             Year    Inception*

     Blue Chip           -10.69%    -5.93%

                                               Past OnePast FivePast Ten
                                                 Year    Years    Years

  S&P 500 Index                                 -9.11%   18.31%   17.44%
  Russell 1000 Index                            -7.80    18.14    17.66
  Lipper Large-Cap Value Fund Average            1.32    15.74    15.81
  Morningstar Large Blend Category Average      -6.97    15.96    15.66

     * Period from May 1, 1999, date shares first offered to the public, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

    1 Year         3 Years         5 Years       10 Years
 --------------------------------------------------------
      $80            $250           $435            $975



                           Account Operating Expenses


       Management Fees................   0.60%
       Other Expenses.................   0.18

       Total Account Operating Expenses  0.78%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


INCOME-ORIENTED ACCOUNT

Bond Account
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Main Strategies
The Account invests in fixed-income securities. Generally, the Account invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Account to the possibility of changes in the values of its securities as interest rates change. When interest rates fall, the price per share rises, and when rates rise, the price per share declines.

Under normal circumstances, the Account invests at least 65% of its assets in:
o    debt securities and taxable municipal bonds;
     o rated, at purchase, in one of the top four categories by S&P or Moody's, or
     o if not rated, in the opinion of the Manager, are of comparable quality.
o similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and
o    securities issued or guaranteed by the U.S. Government or its agencies.


The Fund may invest up to 20% of its assets in securities of foreign issuers.


The rest of the Account's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or nonconvertible including:
o    domestic and foreign debt securities;
o    preferred and common stock;
o    foreign government securities; and
o securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's). Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


During the fiscal year ended December 31, 2000, the average ratings of the Account's assets based on market value at each month-end, were as follows (all ratings are by Moody's):

           4.52% in securities rated Aa
          18.40% in securities rated A
          60.41% in securities rated Baa
          15.05% in securities rated Ba
           1.62% in securities rated B

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents. When doing so, the Account is not investing to achieve its investment objectives.

Main Risks
When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of the securities held by the Account may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking monthly dividends to produce income or to be reinvested in additional Account shares to help achieve modest growth objectives without accepting the risks of investing in common stocks.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    16.72
1992    9.38
1993    11.67
1994    -2.90
1995    22.17
1996    2.36
1997    10.60
1998    7.69
1999    -2.59
2000    8.17


The year-to-date return as of March 31, 2001 is 3.92%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

    Highest     8.25% (6/30/1995)
    Lowest     -3.24% (3/31/1996)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Bond                  8.17%    5.14%    8.07%


                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Lehman Brothers BAA Corporate Index            7.41%    5.63%    8.69%
 Lehman Brothers Aggregate Bond Index          11.63     6.45     7.95
 Lipper Corporate Debt BBB Rated Fund Average   7.99     5.26     8.27
 Morningstar Intermediate-Term Bond
    Category Average                            9.45     5.43     7.62


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

  1 Year         3 Years         5 Years       10 Years
-------------------------------------------------------
    $52            $164           $285            $640


                           Account Operating Expenses


       Management Fees................   0.49%
       Other Expenses.................   0.02

       Total Account Operating Expenses  0.51%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

Capital Value Account
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

Main Strategies
The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Invista, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to their peers. The Account's investments are selected primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Account often invests in stocks considered temporarily out of favor. Investors often overreact to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by the Account.

Invista focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries relative to the benchmark.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Account's assets rise and fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    38.67
1992    9.52
1993    7.79
1994    0.49
1995    31.91
1996    23.50
1997    28.53
1998    13.58
1999    -4.29
2000    2.16

The year-to-date return as of March 31, 2001 is -6.55%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

      Highest    17.85% (3/31/1991)
      Lowest    -11.61% (9/30/1999)


     Average annual total returns for the period endingd December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Capital Value         2.16%   12.01%  14.36%

                                             Past OnePast FivePast Ten
                                               Year    Years    Years

S&P 500 Barra Value Index                      6.08%   16.79%   16.86%
S&P 500 Index                                 -9.11    18.31    17.44
Russell 1000 Value Index                       7.02    16.90    17.37
Lipper Large-Cap Value Fund Average            1.32    15.74    15.81
Morningstar Large Value Category Average       5.47    13.91    14.95


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
   --------------------------------------------------------
        $61            $192           $335            $750


                           Account Operating Expenses


       Management Fees................   0.59%
       Other Expenses.................   0.01

      Total Account Operating Expenses   0.60%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

International Account
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

Main Strategies
The Account invests in equity securities of:
o companies with their principal place of business or principal office outside the U.S.;
o companies for which the principal securities trading market is outside the U.S.; and
o companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 65% of its assets invested in companies of at least three countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.

Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia
(Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.

In choosing investments for the Account, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.


Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1995    14.17
1996    25.09
1997    12.24
1998    9.98
1999    25.93
2000    -8.34


The year-to-date return as of March 31, 2001is -16.92%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

         Highest    16.60% (12/31/1998)
         Lowest    -17.11% (9/30/1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five   Since
        Account            Year     Years  Inception*

     International        -8.34%   12.25%    10.67%

                                             Past OnePast FivePast Ten
                                               Year    Years    Years

Morgan Stanley Capital International EAFE
   (Europe, Australia and Far East) Index    -14.17%    7.13%    8.24%
Lipper International Fund Average            -15.60     9.45     9.85
Morningstar Foreign Stock Category Average   -15.66     9.43     9.57


* Period from May 1, 1994, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

        1 Year         3 Years         5 Years       10 Years
  -----------------------------------------------------------
          $92            $287           $498          $1,108


                           Account Operating Expenses

       Management Fees...................   0.85%
       Other Expenses....................   0.05

        Total Account Operating Expenses    0.90%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

LargeCap Growth Account
The Account seeks long-term growth of capital.


Main Strategies
The Account primarily invests in stocks of growth-oriented companies. Under normal market conditions, the Account invests at least 65% of its total assets in common stocks of growth companies with a large market capitalization, generally greater than $10 billion measured at the time of investment. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint. The Account may invest up to 25% of its assets in securities of foreign companies.


Janus uses a bottom-up approach in building the portfolio. This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.

It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs.

Although Janus expects that under normal market conditions the assets of the Account will be invested in common stocks, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.

Main Risks
While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As a result, the value of your investment in the Account will go up and down. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. It is not appropriate if you are seeking income or conservation of capital.


Account Performance  Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

2000    -11.99

The year-to-date return as of March 31, 2001 is -17.87%.


The account's highest/lowest quarterly results during this time period covered were:

      Highest    11.24% (3/31/2000)
      Lowest    -16.28% (12/31/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
     Account               Year    Inception*

     LargeCap Growth     -11.99%     9.67%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Russell 1000 Growth Index                    -22.42%   18.12%   17.33%
 Lipper Large-Cap Growth Fund Average         -16.22    18.43    17.20
 Morningstar Large Growth Category Average    -14.09    18.10    17.13


     * Period from May 1, 1999, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

           1 Year         3 Years         5 Years       10 Years
   -------------------------------------------------------------
            $127            $397           $686          $1,511


                           Account Operating Expenses

       Management Fees..................   1.10%
       Other Expenses...................   0.15

        Total Account Operating Expenses   1.25%*

     * The Manager has voluntarily agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.20% through April 30, 2002

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

LargeCap Stock Index Account The Account seeks long-term growth of capital.

Main Strategies
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Invista, attempts to mirror the investment performance of the index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means large companies have greater representation in the index than smaller ones. Over the long-term, Invista seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P 500. Invista may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Account and index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Main Risks
Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Invista reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Account's assets.

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth, are willing to accept the risks of investing in common stocks and preferring a passive rather than active management style.

  * "Standard & Poor's 500" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the avisability of investing in the Fund.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

2000    -9.67

The year-to-date return as of March 31, 2001 is -11.87%.

The account's highest/lowest quarterly results during the time period covered by the chart were:

     Highest     2.17% (3/31/2000)
     Lowest     -8.03% (12/31/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                           Past One    Since
     Account                 Year    Inception*

     LargeCap Stock Index   -9.67%    -0.96%

                                             Past OnePast FivePast Ten
                                               Year     Years   Years

S&P 500 Index                                 -9.11%   18.31%   17.44%
Lipper S&P 500 Fund Average                   -9.57    17.82    16.99
Morningstar Large Blend Category Average      -6.97    15.96    15.66


     * Period from May 1, 1999, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

          1 Year         3 Years         5 Years       10 Years
     ----------------------------------------------------------
            $47            $146           $254            $564


                           Account Operating Expenses

       Management Fees..................   0.35%
       Other Expenses...................   0.11

        Total Account Operating Expenses   0.46%*

     * The Manager has voluntarily agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 0.40% through April 30, 2002.

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

MidCap Account
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.


Main Strategies
The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 65% of its assets in companies with a market capitalization between $1 billion and $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

Invista uses a bottom-up approach in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.

Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of Accounts. The value of the Account's equity securities may fluctuate on a daily basis. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. It is designed for a portion of your investments. It is not appropriate if you are seeking income or conservation of capital.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    53.50
1992    14.94
1993    19.28
1994    0.78
1995    29.01
1996    21.11
1997    22.75
1998    3.69
1999    13.04
2000    14.59

The year-to-date return as of March 31, 2001 is -7.91%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

           Highest    25.86% (3/31/1991)
           Lowest    -20.01% (9/30/1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     MidCap               14.59%   14.83%   18.51%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P MidCap 400 Index                          17.51%   20.39%   19.84%
 Lipper Mid-Cap Core Fund Average               7.10    16.02    17.08
 Morningstar Mid-Cap Blend Category Average     3.37    14.45    15.76



                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

       1 Year         3 Years         5 Years       10 Years
  ----------------------------------------------------------
         $63            $199           $346            $774


                           Account Operating Expenses


       Management Fees..................   0.60%
       Other Expenses...................   0.02

       Total Account Operating Expenses    0.62%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

MidCap Growth Account
The Account seeks long-term growth of capital.


Main Strategies
The Account invests primarily in common stocks of medium capitalization companies. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
o    are in fast growing industries;
o    offer superior earnings growth potential; and
o    are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.


Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. The Account is designed for a portion of your investments. It is not appropriate if you are seeking income or conservation of capital.



Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    10.67
2000    8.10

The year-to-date return as of March 31, 2001 is -22.69%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

        Highest    14.59% (12/31/1999)
        Lowest     -6.99% (9/30/1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
     Account               Year   Inception*

     MidCap Growth         8.10%    5.57%*

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P MidCap 400 Index                          17.51%   20.39%   19.84%
 Russell Midcap Growth Index                  -11.74    17.75    18.08
 Lipper Mid-Cap Core Fund Average               7.10    16.02    17.08
 Lipper Mid-Cap Growth Fund Average            10.01    17.62    19.06
 Morningstar Mid-Cap Growth Category Average   -6.90    17.93    18.03

* Period from May 1, 1998, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

          1 Year         3 Years         5 Years       10 Years
   ------------------------------------------------------------
           $103            $322           $558          $1,236


                           Account Operating Expenses

       Management Fees..................   0.90%
       Other Expenses...................   0.11

        Total Account Operating Expenses   1.01%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

MidCap Value Account
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.


Main Strategies
Under normal market conditions, the Account invests at least 65% of its total assets in common stocks of companies with a medium market capitalization. Companies may range from the well established and well known to the new and unseasoned. Up to 10% of the Account's assets may be invested in foreign securities.


The stocks are selected using a value-oriented investment approach by the Sub-Advisor, Neuberger Berman which identifies value stocks in several ways. One of the most common identifiers is a low price-to-earnings ratio (stocks selling at multiples of earnings per share that are lower than that of the market as a whole). Other criteria are high dividend yield, a strong balance sheet and financial position, a recent company restructuring with the potential to realize hidden values, strong management and low price-to-book value (net value of the company's assets). Neuberger Berman also looks for companies with consistent cash flow, a sound track record through all phases of the market cycle, a strong position relative to competitors, a high level of management stock ownership and a recent sharp stock price decline that appears to result from a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.

This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. It is anticipated that the annual portfolio turnover rate may be greater than 100%. Turnover rates in excess of 100% generally result in higher transaction costs and may have an adverse impact on the Account's performance.


Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of Accounts. The value of the Account's equity securities may fluctuate on a daily basis. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept short-term fluctuations in the value of your investments. It is designed for a portion of your investments and not designed for you if you are seeking income or conservation of capital.

Account Performance Information
As the inception date of the Account is May 1, 1999, only limited historical performance data is available. The Account's past performance is not necessarily an indication of future performance.


                              Annual Total Returns

2000    31.03

The year-to-date return as of March 31, 2001 is -7.60%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

     Highest    14.17% (9/30/2000)
     Lowest     -1.93% (6/30/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year    Inception*

     MidCap Value          31.03%   24.75%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Russell MidCap Value Index                    19.18%   15.10%   17.86%
 Lipper Mid-Cap Value Fund Average             16.66    14.48    15.62
 Morningstar Mid-Cap Value Category Average    16.82    14.18    15.73


     * Period from May 1, 1999, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

       1 Year         3 Years         5 Years       10 Years
   ---------------------------------------------------------
        $132            $411           $713          $1,579


                           Account Operating Expenses

       Management Fees..................   1.05%
       Other Expenses...................   0.24

        Total Account Operating Expenses   1.29%*

     * Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.20% for 2000.

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

Money Market Account
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

Main Strategies
The Account invests its assets in a portfolio of money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible" security as defined in the regulations issued under the Investment Company Act of 1940.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
o    to take advantage of market variations;
o    to generate cash to cover sales of Account shares by its shareholders; or
o    upon revised valuation of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The Account does have an ability to borrow money to cover the sale of Account shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
o U.S. Government securities which are issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.
o U.S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality.
o    bank obligations consisting of:
     o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank or
     o bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
o commercial paper that is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs.
o short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity.

o repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may have a longer maturity.

o taxable municipal obligations that are short-term obligations issued or guaranteed by state and municipal issuers that generate taxable income.

Main Risks
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the FDIC or any other government agency.

Investor Profile
The Account is generally a suitable investment if you are seeking monthly dividends to produce income without incurring much principal risk or for your short-term needs.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    5.92
1992    3.48
1993    2.69
1994    3.76
1995    5.59
1996    5.07
1997    5.04
1998    5.20
1999    4.84
2000    6.07

The 7-day yield for the period ended March 31, 2001 was 4.88%. To obtain the Account's current yield information, please call 1-800-247-4123.


      Average annual total returns for the period ending December 31, 2000


     This table shows the Account's average annual returns over the periods indicated.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Money Market          6.07%    5.29%    4.75%


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

          1 Year         3 Years         5 Years       10 Years
---------------------------------------------------------------
            $53            $167           $291            $653


                           Account Operating Expenses


       Management Fees...................   0.50%
       Other Expenses....................   0.02

         Total Account Operating Expenses   0.52%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

SmallCap Account
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

Main Strategies
The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 65% of its assets in companies with a market capitalization of $1.5 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forward looking rates of return.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Account is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise and fall, the Account's share price changes. The Account's share price may fluctuate more than that of Accounts primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment. This Account is designed for a portion of your investments.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    43.58
2000    -11.73

The year-to-date return as of March 31, 2001 is -9.32%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

         Highest    26.75% (6/30/1999)
         Lowest    -13.80% (12/31/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year   Inception*

     SmallCap             -11.73%   0.28%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P SmallCap 600 Index                        11.80%   13.56%   17.43%
 Russell 2000 Index                            -3.02    10.30    15.51
 Lipper Small-Cap Core Fund Average             5.07    12.52    15.52
 Morningstar Small Blend Category Average      12.84    12.95    15.92

* Period from May 1, 1998, date first offered to the public, through December 31, 1999.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
  ------------------------------------------------------------
           $92            $287           $498          $1,108


                           Account Operating Expenses


       Management Fees...................   0.85%
       Other Expenses....................   0.05

         Total Account Operating Expenses   0.90%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

SmallCap Growth Account
The Account seeks long-term growth of capital.


Main Strategies
The Account invests primarily in a diversified group of equity securities of small growth companies. Generally, at the time of the Account's initial purchase of a security, the market capitalization of the issuer is less than $1.5 billion. The Account may invest up to 25% of its assets in foreign securities.


Under normal market conditions, the Account invests at least 65% of its assets in equity securities of small companies with the potential for rapid earnings growth. In selecting securities for investment, the Sub-Advisor, Berger, focuses on companies which it believes demonstrate the following traits:
o    Long-term appreciation potential: open-ended business opportunity;
o    Strong revenue-driven earnings growth;
o    Seasoned management team: integrity, ability, commitment, execution;
o    Innovative products or services;
o    Defensible barriers to entry:  e.g. proprietary technology;
o Solid financial statements: profitability, conservative balance sheet and accounting;
o    Long-term market share leaders in emerging and growing industries; and
o    Appropriate valuations.


Berger will generally sell a security when it no longer meets Berger's investment criteria or when it has met Berger's expectations for appreciation. Portfolio securities may be actively traded in pursuit of the Account's goal. Actively trading portfolio securities increases the Account's performance costs and may have an adverse impact on the Account's performance.


Main Risks
Investments in companies with small market capitalizations carry their own risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. This Account is designed for long-term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    95.69
2000    -13.91

The year-to-date return as of March 31, 2001 is -30.28%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

         Highest    59.52% (12/31/1999)
         Lowest    -20.71% (12/31/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year   Inception*

     SmallCap Growth     -13.91%    22.92%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Russell 2000 Growth Index                    -22.43%    7.14%   12.79%
 Lipper Small-Cap Growth Fund Average          -4.95    15.12    17.46
 Morningstar Small Growth Category Average     -5.71    14.57    17.05


* Period from May 1, 1998, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

            1 Year         3 Years         5 Years       10 Years
    -------------------------------------------------------------
             $104            $325           $563          $1,248


                           Account Operating Expenses

       Management Fees...................   1.00%
       Other Expenses....................   0.02

         Total Account Operating Expenses   1.02%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS
The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.



Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Bond prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.



Repurchase Agreements and Loaned Securities
Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

Currency Contracts
The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging  is a  technique  used in an  attempt to reduce  risk.  If an  Account's
Manager or Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of governmental action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

Forward Commitments
Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.


Warrants
Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its total assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

Risks of High Yield Securities
The Balanced, Bond and MidCap Value Accounts may, to varying degrees, invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager and/or Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.


Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Account were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager and/or Sub-Advisor thinks it is in the best interest of shareholders.


Derivatives
To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).


Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
o the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Sub-Advisor anticipated;
o the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
o the risk that adverse price movements in an instrument can result in a loss substantially greater than a Account's initial investment; and
o    the counterparty may fail to perform its obligations.

Foreign Securities
Certain of the Accounts may invest in foreign securities. For purposes of these restrictions, foreign securities include:
o companies organized under the laws of  countries  outside  of the U.S.  and
o companies for which the principal securities trading market is outside of the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With  respect  to  certain  foreign  countries,  there  is  the  possibility  of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
o increased social,  political and economic instability;
o a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
o lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
o foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
o relatively new capital market structure or market-oriented economy;
o the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
o restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
o possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Securities of Smaller Companies
To the extent permitted by its investment objectives and policies, an account may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.


Unseasoned Issuers
The Accounts (except Government Securities) may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Temporary or Defensive Measures
For temporary or defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.


There is no limit to the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achive its investment objective.


Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.


Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may generate short-term capital gains. No turnover rate is calculated for the Money Market Account because of the short maturities of the securities in which it invests. You can find the turnover rate for each of the other Accounts in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange (NYSE) is open. The share price is determined as of the close of business of the NYSE (normally at 3:00 p.m. Central Time). When your order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is placed.


For all Accounts, except the Money Market Account, the share price is calculated by:
o taking  the  current  market  value of the total  assets of the  Account
o subtracting  liabilities  of the Account
o dividing  the  remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Money Market Account reserves the right to determine a share price more than once a day.


NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
o An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The share price of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Manager and/or Sub-Advisor believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
o Foreign securities markets may trade on days when the NYSE is closed (such as customary U.S. holidays) and an Account's share price is not calculated. As a result, the value of an Account's assets may be significantly affected by such trading on days when you cannot purchase or sell shares of the Fund.


DIVIDENDS AND DISTRIBUTIONS

The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.

An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.

The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.

NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase.
            The number of units you own in the Account are not increased.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation serves as the manager for the Principal Mutual Funds. In its handling of the business affairs of each Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Funds. In addition, the Manager is responsible for the portfolio management fundtions for certain Funds. The individuals responsible for the day-to-day management of those Funds are shown below:

                                   Day-to-day
     Accounts                   Account Management              Manager Since

     Bond                     William C. Armstrong               July 2000
                              Scott Bennett                      July 2000
                              Lisa A. Stange                     July 2000

     Money Market             Michael R. Johnson                 March 1983
                              Alice Robertson                    June 1999



                                       Portfolio Manager Experience

William C. Armstrong, CFA. Mr. Armstrong leads the multi-sector/core portfolio management group for the stable value division. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Scott Bennett, CFA. Mr. Bennett has been with the Principal Financial Group since 1988. He holds an MBA and a BA from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Michael R. Johnson. Mr. Johnson joined the Principal Financial Group in 1982 and took his current position of directing securities trading in 1994. His responsibilities include managing the fixed-income trading operations and several short-term money market accounts for a company of the Principal Financial Group. He earned his Bachelor's degree in Finance from Iowa State University.

Alice Robertson. Ms. Robertson joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position as trader on the corporate fixed-income trading desk in 1993. Previously Ms. Robertson was an assistant vice-president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.

Lisa A. Stange, CFA. Ms. Stange is a portfolio management team leader. She is responsible for multi-sector fixed income portfolios encompassing a broad array of corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities, as well as private and syndicated debt instruments. She is a co-manager of U.S. corporate and global credit portfolios, and integrally involved in portfolio sector allocation and relative value analysis. She joined the Principal Financial Group in 1989. She received her MBA and BA, both in Finance, from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2000, the funds it managed had assets of approximately $6.56 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

The Manager has signed sub-advisory agreements with various Sub-Advisors for portfolio management functions for certain Funds. The Manager compensates the Sub-Advisor for its services as provided in the sub-advisory agreement. The individuals responsible for the day-to-day management of those Funds are shown on the following pages:

The Sub-Advisors

Sub-Advisor:      Invista,  an indirectly  wholly-owned  subsidiary of Principal
                  Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2000 were approximately $27.4 billion.
                  Invista's  address is 1900 Hub Tower, 699 Walnut,  Des Moines,
                  Iowa 50309.

                                          Day-to-day
                  Accounts            Account Management           Manager Since

     Blue Chip                      Scott Opsal                 January 2001

     Capital Value                  John Pihlblad               January 2001

     International                  Kurtis D. Spieler           March 2000

     LargeCap Stock Index           Robert Baur                 March 2000
                                    Rhonda VanderBeek           March 2000

     MidCap                         K. William Nolin            February 2000

     SmallCap                       John F. McClain             December 1997
                                    Tom Morabito                October 2000


                          Portfolio Manager Experience

Robert Baur, Ph.D. Dr. Baur joined Invista in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.

John McClain. Mr. McClain is a portfolio manager for small company and medium company growth products. He joined Invista in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.

Tom Morabito, CFA. Mr. Morabito joined Invista in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. Since 1994, Mr. Morabito was a manager for Invesco
Management & Research. He received his MBA in Finance from Northeastern University and his Bachelor's degree in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin, CFA. Mr. Nolin has managed the domestic mid-cap products since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Scott D. Opsal, CFA. Mr. Opsal is Chief Investment Officer of Invista and has been with the organization since 1993. He holds an MBA from the University of Minnesota and a BS from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

John Pihlblad, CFA. Mr. Pihlblad is director of quantitative portfolio management for Invista. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Invista in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Kurtis D. Spieler, CFA. Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Invista in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.

Rhonda VanderBeek. Ms. VanderBeek directs trading operations for Invista index accounts. She joined the Principal Financial Group in 1983 as a trading statistical clerk and moved to Invista in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.

Sub-Advisor:      Janus  Capital  Corporation  ("Janus"),  100 Fillmore  Street,
                  Denver CO 80306-4928,  was formed in 1969.  Effective July 12,
                  2000,  Janus  is  owned  in part by  Stilwell  Financial  Inc.
                  ("Stilwell"),   which   owns   approximately   81.5%   of  the
                  outstanding voting stock of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus, owns approximately 12% of Janus' voting stock and, by agreement with Stilwell, selects at least a majority of Janus' Board, subject to the approval of Stilwell, which approval cannot be unreasonably withheld.
                  As of December 31, 2000, Janus managed or administered over $249 billion in assets.


                                             Day-to-day
                   Account               Account Management        Manager Since

      LargeCap Growth                  E. Marc Pinto            April 1999


                          Portfolio Manager Experience

E. Marc Pinto, CFA. Mr. Pinto is a Vice President, Janus Capital Corporation and has been with the organization since 1994. Prior to that, Mr. Pinto was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs. He holds a BA in History from Yale University and an MBA from Harvard. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:      The Dreyfus  Corporation  ("Dreyfus"),  200 Park  Avenue,  New
                  York, NY 10166, was formed in 1947.  Dreyfus is a wholly owned subsidiary  of  Mellon  Bank,  N.A.,  which is a wholly  owned subsidiary  of  Mellon  Bank  Corporation  ("Mellon").  As  of
                  December   31,   2000,   Dreyfus   managed   or   administered
                  approximately $150 billion.


                                Day-to-day
      Account                Account Management                  Manager Since

     MidCap Growth             John O'Toole                       April 1998


                          Portfolio Manager Experience

John O'Toole, CFA. Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. He holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation.




Sub-Advisor:      Neuberger Berman  Management Inc.  ("Neuberger  Berman") is an
                  affiliate of Neuberger Berman,  LLC.  Neuberger Berman, LLC is
                  located  at  605  Third  Avenue,   2nd  Floor,  New  York,  NY
                  10158-0180. Together with Neuberger Berman, the firms manage more than $55.5 billion in total assets (as of December 31, 2000) and continue an asset management history that began in 1939.

                                           Day-to-day
     Account                           Account Management     Manager Since

     MidCap Value                    Robert I. Gendelman       April 1999


                          Portfolio Manager Experience

Robert I. Gendelman. Portfolio Manager, Neuberger Berman Management, Inc., since 1994. He holds a BA from the University of Michigan as well as a JD and an MBA from the University of Chicago.




Sub-Advisor:      Berger LLC ("Berger"),  is a Nevada Limited Liability Company,
                  and has been in the investment advisory business for 26 years.
                  It serves as investment advisor or sub-advisor to mutual funds and institutional investors and had assets under management of approximately $7.2 billion as of December 31, 2000. Berger LLC is a subsidiary of Stilwell Management Inc. ("Stilwell"), which owns approximately 86% of Berger LLC, and is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell Financial").

                                   Day-to-day
    Account                     Account Management                 Manager Since

     SmallCap Growth             Paul A. La Rocco                   January 2001


                          Portfolio Manager Experience

Paul A. LaRocco, CFA. Mr. LaRocco joined Berger as Vice President in December 2000. In 2000, he co-managed small and mid-cap funds for Montgomery Asset Management. From 1998 to 2000, he was a senior portfolio manager at Founders Asset Management, with responsibility for several small and mid-cap growth funds. Prior to that, he was a portfolio manager for a number of small and mid-cap funds at Oppenheimer Funds (1993-98). Mr. LaRocco holds an MBA degree in Finance from the University of Chicago Graduate School of Business and a BS in Physiological Psychology and a BA in Biological Sciences from the University of California, Santa Barbara. He has earned the right to use the Chartered Financial Analyst designation.



Duties of the Manager and Sub-Advisor
The Manager or the Sub-Advisor provides the Board of Directors of the Fund a recommended investment program. Each program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or the Sub-Advisor advises each Account on its investment policies and determines which securities are bought and sold, and in what amounts.


The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2000 was:

 Blue Chip                     0.60%        MidCap                  0.62%
 Bond                          0.51%        MidCap Growth           0.96%*
 Capital Value                 0.60%        MidCap Value            1.20%*
 International                 0.90%        Money Market            0.52%
 LargeCap Growth              1.20%*        SmallCap                0.90%
 LargeCap Stock Index         0.40%*        SmallCap Growth         1.02%

 * After waiver


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Accounts as to which the Fund is relying on the order, the Manager may:
o hire one or more  Sub-Advisors;
o change  Sub-Advisors;  and
o reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund will not rely on the order as to any Account until it receives approval from:
o contract owners who have assets in the Account, or
o in the case of a new Account, the Account's sole initial shareholder before the Account is available to contract owners, and
o the Fund states in its prospectus that it intends to rely on the order with respect to the Account.


The Manager will not enter into an agreement with an affiliated Sub-Advisor without that agreement, including the compensation to be paid under it, being similarly approved. The Fund has received the necessary shareholder approval and intends to rely on the order with respect to the Asset Allocation, Equity Growth, LargeCap Growth, LargeCap Growth Equity, MicroCap, MidCap Growth, MidCap Growth Equity, MidCap Value, SmallCap Growth and SmallCap Value Accounts (not all of these Accounts are available through this contract).



MANAGERS' COMMENTS

Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2000. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. The figures do not reflect expenses of the variable life insurance contracts or variable annuity contracts that purchase Account shares; performance figures for the divisions of the contracts would be lower than performance figures for the Accounts due to the additional contract expenses. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

Blue Chip Account
(Scott Opsal)
The Blue Chip Account's investment strategy during 2000 continued to concentrate on companies with significant operating histories, well-capitalized balance sheets and a history of consistent earnings increases. One change during the past year was to de-emphasize the focus on consistent dividend increases. In late 1999, Account Managers began researching the effect of a dividend focus in the technology sector. After extensive study, it was determined the dividend focus was jeopardizing the Account's ability to generate superior returns in this sector. These findings led Account Managers to immediately de-emphasize dividends in criteria used for technology stock selection. However, the Account's performance continued to be penalized during the first three months of 2000 while holdings were refocused.

Performance during the past year is best understood by separating the yearly returns into two time periods. The first time period is the first quarter of 2000. During this period, the Account underperformed relative to the S&P 500. The main source of this underperformance continued to be an underweight in technology. During the first quarter Account Managers were increasing the Account's technology weighting, but not fast enough to keep up with the sector's strong returns. At the same time, the Account had an overweight in the poorly performing, but consistent dividend-paying, consumer staples sector. These two relative weighting differences contributed the majority of the Account's first quarter shortfall.

The second time period is from the end of March 2000 until the end of December 2000. By the end of March, the Account's holdings had been redirected to more fully reflect dividend study findings. During this period, the Account outperformed the S&P 500 by several percentage points. Additionally, the technology sector relative return went from being one of the worst to being the best.

For the year, the Account's good relative performance in the last three quarters was not able to overcome the deficit that was created during the first quarter. Its technology sector return was superior to that of the S&P 500 technology sector return for the entire year. However, the Account's best performing sector for the year was healthcare. As investors turned defensive during the last three quarters, healthcare stocks were the recipients of significant cash flows because of their defensive nature. Utilities was also a sector that had positive performance during the year. The Account's focus in this sector has been in the telecommunications industry. It offers superior growth and significant appreciation potential. Unfortunately, this focus penalized the Account during the latter half of the year as electric utilities also benefited from investor's more defensive positioning.

While it is disappointing that a dividend study confirmed Account Managers' suspicions for investing in the technology area (i.e., consistent dividend increases cannot be used as a criteria) managers are confident the Account is better positioned for 2001 because of it. The adjustments made to the dividend focus will allow for a better pick of those stocks that will outperform the index, regardless of each company's dividend history.


Comparison of Change in Value of $10,000 Investment in the Blue Chip Account, Lipper Large-Cap Core Fund Average, Lipper Large-Cap Value Fund Average, Morningstar Large Blend Category and S&P 500 Index


        Total Returns*
        as of December 31, 2000
        1 Year     5 Year
        -10.69%    -5.93%**
** Since inception date 5/3/99



                                  Lipper Lipper
                  Morningstar   Large-Cap    Large-Cap
        S&P 500   Large Blend   Value Fund   Core Fund   Blue Chip
         Index     Category       Average     Average     Account*

Thousands

        10          10             10        10           10
"1999"  11.082      11.153         9.947     11.1         10.115
"2000"  10.089      11.93          10.078    10.089       9.034




Note: Past performance is not predictive of future performance.



Bond Account
(William Armstrong, Scott Bennett and Lisa Stange)
Investors are seeing the benefits of portfolio diversification since fixed income investments posted positive returns and equities negative for 2000.
Treasury rates moved lower throughout the year, ending more than 1.0% lower, with the Federal Reserve in a rate cutting mood at year-end. This will be positive for fixed income securities with corporates likely to benefit the most.

The Principal Variable Contract Fund Bond Account outperformed the Lehman BAA index during the year with a return of 8.17% vs. 7.41%. The Account is primarily composed of corporate bonds and outperformed its benchmark index by avoiding those companies, which had negative surprises. Specifically, the Account was overweight in safe haven industries such as energy, utilities, and transportation, as well as asset types which do not face corporate surprises, such as asset-backed and commercial mortgage-backed securities.

The environment should be very positive for fixed income investments during 2001. While Account Managers expect continued volatility from individual securities, the general environment for fixed income and specifically corporate bonds is positive. The factors contributing to this improved environment include the Federal Reserve's rate cutting posture, lots of money on the sidelines, improved investor sentiment toward fixed income investments, and corporate yield premiums over Treasury securities at historically high levels.

Comparison of Change in Value of $10,000 Investment in the Bond Account, Lipper Corporate Debt BBB Rated Fund Average, Morningstar Intermediate-Term Bond Category and Lehman Brothers BAA Corporate Index


        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        8.17%   5.14%   8.07%


                                                    Lipper
        Lehman      Lehman         Morningstar   Corporate Debt
        Brothers    Brothers      Intermediate-    BBB Rated
        Aggregate   BAA Corporate  Term Bond         Fund              Bond
        Bond Index    Index        Category         Average          Account*

Thousands

        10            10             10              10                10
"1991"  11.6          11.931         11.662          11.78             11.671
"1992"  12.458        13.053         12.502          12.751            12.766
"1993"  13.673        14.741         13.801          14.322            14.255
"1994"  13.274        14.269         13.286          13.683            13.842
"1995"  15.726        17.511         15.591          16.429            16.91
"1996"  16.297        18.215         16.106          16.953            17.31
"1997"  17.87         20.237         17.517          18.662            19.145
"1998"  19.423        20.496         18.817          19.828            20.617
"1999"  19.264        20.328         18.587          19.495            20.083
"2000"  21.504        21.834         20.343          21.053            21.724


Note: Past performance is not predictive of future performance.


Capital Value Account
(Catherine Zaharis)
The Capital Value Account's results this year were clearly segmented into two periods. The first third of the year saw the Account trail its index, as the technology driven growth stock period of strong performance reached its zenith. From the start of 2000 until late March, tech stocks outperformed every other market sector by a wide margin. During the second half of this year, the tech driven growth mania reversed as companies began to miss their earnings and growth targets. Since the March peak, market sentiment increasingly favored stable, well-managed companies carrying reasonable prices. This proved to be a positive environment for the Account's rebound in performance later in the year.

The Account lagged noticeably during the tech upswing. The Account has always been managed as a value fund, with an investment process designed to capture the historical drivers of value style based returns, that being a reliance on low price to earnings ratios and low price to book ratios to identify the best opportunities. The end result of this process was that the Account owned virtually no tech stocks during the upswing, while its index and peer group owned more than 10% in tech stocks. That weighting difference in the market's hottest sector proved to be a heavy drag on returns. Other than tech companies, the sector and stock selection added value over the index, but the Account Manager's belief that high flying tech stocks did not belong in a value portfolio was too much to overcome.

Account Manager's research indicated that tech stocks were overpriced and should be expected to underperform at some point. This began to occur in the spring, when many tech indexes topped out. At this point, the Account began to outperform its index and finished the year with a strong rally. By sticking to a belief that the fundamentals of value investing would continue to hold true, the Account bounced back nicely as the year drew to a close. Overall, the non-tech, non-growth positioning produced underperformance for the entire year, but the Account performed well once value stocks returned to favor.

The Account Manager's current strategy is focused on maintaining the Account's value characteristics. Managers will continue to pay close attention to valuation, while looking for stocks that have the added characteristics of showing a turnaround in business operations and rising earnings estimates. This combination of attractive valuations and improving business activity will position the Account to add value through stock selection while keeping sector weightings generally in line with the index.


Comparison of Change in Value of $10,000 Investment in the Capital Value Account, Lipper Large-Cap Value Fund Average, Morningstar Large Value Category, S&P 500 Index and S&P 500 Barra Value Index


        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        2.16%   12.01%  14.36%



                                          Lipper
        S&P 500             Morningstar  Large-Cap
      Barra Value  S&P 500  Large Value  Value Fund   Capital Value
         Index      Index    Category      Average      Account*

Thousands

        10          10        10          10             10
"1991"  12.256      13.048    12.851      12.908         13.866
"1992"  13.545      14.042    14.122      14.067         15.187
"1993"  16.066      15.454    15.993      15.692         16.359
"1994"  15.963      15.657    15.863      15.544         16.439
"1995"  21.868      21.534    20.984      20.335         21.684
"1996"  26.679      26.475    25.347      24.561         26.779
"1997"  34.677      35.304    32.193      31.227         34.42
"1998"  39.764      45.393    36.41       36.102         39.094
"1999"  44.822      54.944    38.824      40.156         37.417
"2000"  47.547      49.939    40.948      40.686         38.225


Note: Past performance is not predictive of future performance.



International Account
(Kurtis Spieler)
Global equity markets experienced strong performance during the first quarter of 2000. In particular, technology, media and telecom (TMT) stocks led markets upward. Drivers of performance for these growth stocks included strong economic conditions and a seemingly insatiable demand for telecommunication services. This drove valuations in TMT stocks to extraordinarily high levels. During the spring several risks appeared in the economic environment that, along with excessive valuations, led to a large sell off in these TMT stocks. Oil prices spiked up, leading to concerns about consumption. Interest rates from both the United States and Europe continued their upward move as central banks became focused on inflation. This led to increased volatility in equity markets.

During the second half of 2000, an aggressive sector rotation occurred from TMT to defensive stocks and financials. Investors outperformed by buying consumer staples, utilities and pharmaceuticals. Evidence of a slowing economic environment contributed to the underperformance of cyclical stocks and emerging markets. The other major risk in global markets was the steady decline of the Euro for the first 10 months of the year. High oil prices, capital outflows from mergers and acquisitions, and concerns with the European Central Bank led to currency weakness. The Euro has since rebounded as expectations of a relatively weaker U.S. economy led the currency upward.

The Principal Variable Contracts Fund International Account's relative performance during the year was solid, outperforming the EAFE benchmark by around 5.8%. This outperformance was largely due to stock selection in financials, consumer discretionary, industrials and health care. The Account also benefited from its low weighting in Japan, which underperformed other developed markets. On the negative side, stock selection in diversified telecom and materials cost the Account performance.

Currently, Account Managers are finding the best opportunities in beaten-down cyclical, technology and telecom companies. Weights have been lightened in some of the defensive areas that performed very well in 2000 as their valuations have gone too high. The Account Manager's strategy is to continue to invest in high quality companies at discounts to their fair value. These companies are found through a bottom-up, borderless investment approach.


Comparison of Change in Value of $10,000 Investment in the International Account, Lipper International Fund Average, Morningstar Foreign Stock Category and MSCI EAFE Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year  Since Inception
        -8.34%  12.25%  10.67%**

** Since inception date 5/2/94



        Morgan Stanley
          Capital
        International
        EAFE (Europe,    Morningstar
         Australia        Foreign         Lipper
        and Far East)      Stock       International   International
           Index          Category      Fund Average     Account*

Thousands

        10                 10             10               10
"1994"  9.99               9.765          9.758            9.663
"1995"  11.11              10.724         10.676           11.032
"1996"  11.781             12.053         11.934           13.8
"1997"  11.991             12.707         12.583           15.488
"1998"  14.389             14.359         14.221           17.034
"1999"  18.268             20.747         20.023           21.451
"2000"  15.679             17.498         16.899           19.662



Note: Past performance is not predictive of future performance.



LargeCap Growth Account
(E. Marc Pinto)
For the 12-month period ending December 31, 2000, the LargeCap Growth Account lost 11.99%. These results compare to a 9.10% loss posted by its benchmark, the S&P 500 Index.

It was an extremely difficult year for the financial markets. A belief early in the year that the U.S. economy was expanding too rapidly for its own good quickly gave way to fears that the economy was edging toward recession. Almost across the board, stocks finished lower, with the high-growth companies of the Nasdaq Composite Index bearing the brunt of the sell-off.

This uncertain outlook and the massive market volatility that accompanied it obviously hindered the Account's performance. Although a number of stable growth franchises were able to overcome the difficulties to trade higher, several key portfolio holdings declined, pulling the Account's overall performance lower. Account Managers responded by redoubling efforts to balance the portfolio's exposure to fast-growing stocks with positions in more traditional growth franchises such as mortgage giant Fannie Mae and brewer Anheuser-Busch, both of which were top performers. Unfortunately, the exposure to high-growth areas such as wireless - which remains a major portfolio theme - produced mixed results, with service providers such as Nextel falling while handset leader, Nokia, held its ground in an increasingly volatile environment.

Looking forward, it is far from clear whether the U.S. economy is on the path to a soft landing. Consumer confidence has waned in the face of corporate layoffs, higher energy prices and the sharp correction in stock prices. For that reason, Managers are monitoring economic developments closely and have tried to maintain balance in the portfolio by selectively adding both high-growth companies that are now trading at attractive valuations as well as more stable growers that are felt to be capable of performing well in periods of economic turbulence. As always, Account Managers remain steadfast in a belief that a thorough understanding of the drivers behind each individual holding remains the best way to navigate even the most uncertain market environment.


Comparison of Change in Value of $10,000 Investment in the LargeCap Growth Account, Lipper Large-Cap Growth Fund Average, Morningstar Large Growth Category and Russell 1000 Growth Index


        Total Returns*
        as of December 31, 2000
        1 Year  Since Inception
        -11.99     9.67%**

** Since inception date 5/3/99



                                     Lipper
        Russell     Morningstar    Large-Cap     LargeCap
      1000 Growth   Large Growth  Growth Fund     Growth
         Index        Category      Average      Account*

Thousands

        10             10           10             10
"1999"  12.504         12.81        12.668         13.247
"2000"  9.701          11.005       10.613         11.659


Note: Past performance is not predictive of future performance.



LargeCap Stock Index Account
(Robert Baur and Rhonda VanderBeek)
The LargeCap Stock Index Account seeks investment results that correspond with the total return performance of the Standard & Poor's 500 Index. The percentage of total assets of the Account allocated to each of the 500 stocks closely follows the weighting of each of the stocks in the S&P 500 Index*.

The return for calendar year 2000 for the LargeCap Stock Index Account was -9.67%. During the same period, the total return of the S&P 500 Index was -9.10%.

The economic backdrop for investors had been good during the first half of 2000, but a significant slowing of economic growth began in the third quarter. Late in the year, the slowdown intensified and economic growth fell to just 1.4% (annual basis) for the fourth quarter. This was well below the 4% to 5% economic growth of the previous several quarters. Although the stock market began the year with a strong rise in the first quarter, equity prices deteriorated as the year progressed. Rising interest rates and higher prices for oil and natural gas took their toll on stock prices.

Stock market investors were kept on the edge of their seats over the last year as powerful price rallies gave way to disquieting price swoons. Volatility surged; the number of large daily price swings was the highest of any year since 1974. Tech stock prices fell dramatically in the fourth quarter and most major stock indices ended the year in the negative column. Investors were concerned that the economic slowdown might turn into a recession. Since the LargeCap Stock Index Account attempts to mirror the performance of the S&P 500 Index, Account returns were similarly volatile and negative.

* Standard & Poor's 500(R) and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Principal Life Insurance Company and Principal Management Corporation. The Account is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.


Comparison of Change in Value of $10,000 Investment in the LargeCap Stock Index Account, Lipper S&P 500 Index Fund Average, Morningstar Large Blend Category and S&P 500 Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        -9.67%  -0.96%**
** Since inception date 5/3/99



                Morningstar     Lipper
      S&P 500   Large Blend  S&P 500 Index    LargeCap Stock
       Index     Category     Fund Average    Index Account*

Thousands

        10        10              10               10
"1999"  11.1      11.153          11.615           10.893
"2000"  10.089    10.376          10.503           9.84


Note: Past performance is not predictive of future performance.



MidCap Account
(K. William Nolin)
The MidCap Account is generally managed with a fundamental analysis approach. Account Managers believe that the future cash flow a business will generate will ultimately determine the value of that business today. Within this framework, companies are identified that have competitive advantages which can be sustained and improved upon. Those companies are then bought at discounts to their future value.

During the past year, investors have looked beyond the largest companies to find good value. As a result, the S&P MidCap 400 Index outperformed the S&P 500. The S&P MidCap 400 was up 17.50% and the S&P 500 was down 9.10%. The Account was up 14.56%, yet trailed the S&P MidCap 400 Index slightly. The Account's exposure to technology during the early spring sell-off contributed to this underperformance.

The economic backdrop for investors started out very strong last year, but became less favorable as the year rolled on. The economy has been extraordinarily robust, yet recently has shown clear signs of weakening. Inflation has been and continues to be modest, although benefit costs have been trending higher. Corporate profit growth set records early in the year, but now is slowing. Expectations of a slowing economy and slower profit growth led us to cut back on companies exposed to cyclical movements in the late summer. Sectors of cyclical exposures that were reduced included retailers, capital goods companies, and technology companies. Account Managers expect to maintain this position until the fundamentals improve or the stock prices adjust to account for a slowing.


Comparison of Change in Value of $10,000 Investment in the MidCap Account, Lipper Mid-Cap Core Fund Average, Morningstar Mid-Cap Blend Category and S&P Midcap 400 Index



        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        14.59%  14.83%  18.51%




     Morningstar      Lipper
    Mid-Cap Blend  Mid-Cap Core    MidCap    S&P MidCap
      Category     Fund Average    Account*  400 Index

Thousands

        10            10             10        10
"1991"  13.62         15.124         15.349    15.007
"1992"  15.653        16.502         17.642    16.793
"1993"  17.923        18.928         21.044    19.132
"1994"  17.634        18.54          21.208    18.445
"1995"  22.697        24.504         27.361    24.148
"1996"  27.336        28.895         33.137    28.78
"1997"  34.566        34.567         40.676    38.062
"1998"  36.906        38.77          42.176    45.336
"1999"  43.807        53.607         47.676    52.009
"2000"  45.283        57.413         54.632    61.116


Note: Past performance is not predictive of future performance.



MidCap Growth Account
(John O'Toole)
Although the performance of the MidCap Growth Account was positive for the year, Account Managers were nonetheless disappointed that performance did not exceed that of the S&P MidCap 400 Index. For the year, midcap stocks outperformed both large and small capitalization issues by a substantial margin.

Factors that detracted from performance included the very narrow return pattern of the S&P MidCap 400 Index, where only 44 stocks needed to be held at their index weight to mimic the index return. This narrowness is by definition problematic for a portfolio designed to be sector neutral and holding between 150 and 175 stocks. In addition, many midcap portfolios suffered from the dramatic difference in performance between midcap value and growth stocks. For the year, the S&P/BARRA Midcap Value Index returned 27.89%, while the S&P/BARRA Midcap Growth Index returned 9.15% -- a difference of over 1800 basis points. This sharp division in the midcap equity market compounded the narrowness problem and compromised the performance of our equity valuation method.

Consistent with our philosophy of adapting to the market, the Account had a positive exposure at the beginning of 2000 to companies that exhibited above-average earnings growth and positive earnings surprises. When the technology bubble burst in March, Managers naturally had to mitigate the Account's exposure to earnings growth. No sooner had this been accomplished than the market's preferences changed again. This pattern of extraordinary volatility was to repeat itself throughout the year, with value eventually beating growth roundly. Although the Account is growth driven, given the blended style, Managers consider both growth (earnings) and value (price) characteristics of stocks we choose for the Account. In retrospect, the Account's exposure to growth-type valuation factors was too large and its exposure to value-oriented inputs was too small. Subsequently, the Account's Managers have made adjustments, none significant, to its style to incorporate the lessons learned in the anomalous market conditions of 2000.

Two issues that negatively influenced return were Zale Corporation (-39.9%) and Univision Communications (-19.9%). Zale is a national retailer of jewelry, and investors became increasingly concerned over the prospects for the company based upon a slowing national economy and the discretionary nature of jewelry purchases. Univision Communications is a Spanish language television broadcaster that disappointed investors by announcing advertising bookings and rates that were below expectations.

The prospects for midcap companies are dynamic and there are a number of excellent investment opportunities. Account Managers will continue to manage the Account using a market-sensitive valuation model, and consolidate stock selection skills with a disciplined portfolio construction process. The Account will remain economic sector and capitalization neutral relative to its performance benchmark; the goal is to add consistent value through superior stock selection and systematic risk control.


Comparison of Change in Value of $10,000 Investment in the MidCap Growth Account, Lipper Mid-Cap Growth Fund Average, Lipper Mid-Cap Core Fund Average, Morningstar Mid-Cap Growth Category, Russell Midcap Growth Index and S&P 400 MidCap Index



        Total Returns*
        as of December 31, 2000
        1 Year  Since Inception
        8.10%                5.57%**
** Since inception date 5/1/98


                             Morningstar
                 Russell      Mid-Cap       Lipper         Lipper       MidCap
      S&P 400   MidCap Value  Growth      Mid-Cap Core  Mid-Cap Growth  Growth
    MidCap Index    Index     Category    Fund Average   Fund Average   Account*

Thousands

        10        10           10           10              10            10
"1998"  10.538    10.389       10.258       9.672           9.814         9.66
"1999"  12.089    15.719       16.813       13.373          16.964        10.691
"2000"  14.206    13.872       15.653       14.322          18.662        11.557


Note: Past performance is not predictive of future performance.



MidCap Value Account
(Robert Gendelman)
The MidCap Value Account significantly outperformed the Russell MidCap Value Index in the one-year period ending December 31, 2000. The Account gained 31.03% in the period while its benchmark index rose 19.18%.

The market environment in the year 2000 was very different from that of 1999. While 1999 was a year that brought fame and fortune to the NASDAQ, dot.coms, and most anything technology related, 2000 ignited worries that the high valuations given to many tech stocks were not warranted. The Federal Reserve's (Fed) series of interest rate increases began to take effect and resulted in decelerated corporate earnings growth. A slowing economy, high oil prices, a weak Euro, and negative earnings warnings and reports all tempered investor enthusiasm during the year. Growth stocks dominated the market in 1999. But as many growth stocks failed to meet lofty expectations, investors began to seek out high-quality, value-oriented stocks of all market caps.

In this environment, Account Managers continued a commitment to invest in good businesses at attractive prices that possess positive risk-reward characteristics. An allocation to financials is one area where value was added. This was done through a reduction in sector weighting coincident with the start of the Fed's series of rate increases, followed by an increase in sector exposure as Managers felt that the tightening cycle was nearing completion. The Account's financial holdings (27.14% of total equity market value as of 12-31-00) achieved a higher absolute return than those of the Russell MidCap Value Index due to strong stock selection and had the most favorable impact on portfolio total return for the one-year period ended December 31, 2000. Insurance companies MetLife (1.22% of total net assets), ACE Limited (1.26% of total net assets), and XL Capital (1.58% of total net assets) all made solid contributions. Due to high oil prices and industry deregulation, Managers made diligent selections within the utilities and energy sectors (10.13% and 8.65% of total equity market value, respectively). Strong stock selection in both sectors led to better absolute returns as compared to the Index, although the Account was unfortunately underweight the utilities sector. Coastal Corp. (1.14% of total net assets) and Anadarko Petroleum (0.73% of total net assets) both made positive contributions to Account's return. Although it did have a small positive impact on return, the Accounts exposure to technology (7.75% of total equity market value) was reduced over the year because of the market's indiscriminant selling within the sector. Holdings within basic materials (5.60% of total equity market value) and communication services (1.03% of total equity market value) had the least favorable impact on portfolio total return. Smurfit-Stone Container Corp., producer of paper-based packaging and other products, and AK Steel Holding Corp., an integrated steel producer, were two main reasons for the negative impact of basic materials, while Allegiance Telecom was a disappointing communication services holding (all three were eliminated from the portfolio during the period).

The market is, and will likely continue to be, a volatile place. Many things changed from 1999 to 2000 and they will probably change again. Taking this into consideration, Account Managers will continue striving to invest in financially sound, fundamentally fit companies that will grow and prosper for years to come. Account Managers feel that the investment techniques, including risk management, diversification, and a great deal of prudence, will successfully lead the Account's investors through an ever-changing landscape.


Comparison of Change in Value of $10,000 Investment in the MidCap Value Account, Lipper Mid-Cap Value Fund Average, Morningstar Mid-Cap Value Category and Russell Midcap Value Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        31.03%  24.75%**
** Since inception date 5/3/99




      Russell      Morningstar      Lipper
    MidCap Value  Mid-Cap Value   Mid-Cap Value   MidCap Value
       Index        Category       Fund Average     Account*

Thousands

        10          10              10               10
"1999"  9.419       10.023          10.943           11.024
"2000"  11.226      11.709          12.766           14.445


Note: Past performance is not predictive of future performance.



Money Market Account
(Michael Johnson and Alice Robertson)
The Federal Reserve (Fed) spent the first half of 2000 continuing in the credit-tightening mode they commenced during 1999. After adjusting the Fed Funds rate* from 4.75 to 5.50% during the latter half of 1999, the Fed started back up in early 2000. In February they stepped in for the first in a series of three rate hikes - raising the targeted rate from 5.50 to 5.75%. The Fed bumped up another 0.25% at the March Federal Open Market Committee (FOMC) meeting and a final 0.50% at the May FOMC meeting. During the latter part of the year, economic releases were beginning to show some signs of weakness. At the December FOMC meeting, the Fed maintained the 6.50%, however, it moved its bias from that of inflation to weakness. The industry average maturity over the course of 2000 was in the 50-57 day area with the days fluctuating downward when the market was anticipating another Fed rate hike. The Money Market Account strives to stay close to the industry average. Account Managers actively monitor the industry averages in order to keep both yields and average maturities in line. The Account continues to invest from a list of high quality investments that is actively monitored by our fixed income analytical staff.

Investments in the Money Market Account are neither insured nor guaranteed by the U.S. Government. While the Account strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.

* The Fed Funds rate is the rate at which banks lend to each other on an overnight basis.



SmallCap Account
(John McClain and Tom Morabito)
The SmallCap Account began the year strongly, but as the year progressed, the market fled the growth areas where the Account had overweighted. As a result, performance suffered and the Account underperformed its benchmark indices. The Account returned -11.73%, compared to 11.80% for the S&P 600, -3.02% for the Russell 2000, and 5.07% for the Lipper SmallCap Core Mutual Fund average. (Lipper Variable Universe SmallCap average was -1.50%.)

During the year, the Account increased its exposure to sectors offering more growth, such as technology and communications. This was based on the expectation that the economy would moderate from its very high growth rates of the first half of the year and that fears of further increases of interest rates by the Fed would prove unfounded. Unfortunately, as the year progressed, energy prices spiked higher putting additional pressure on global economic growth. Simultaneously, the Euro weakened significantly putting even more pressure on companies that do business in that region. The cumulative effect of these developments was to shift market worries from too rapid growth to earnings fears, completely bypassing the middle ground scenario (moderate growth) which Account Managers had anticipated. As a result, the market fled the sectors Managers had overweighted and gravitated to more traditional value sectors (such as homebuilders) which had been underweighted. As these trends became apparent, Account Managers shifted the portfolio back towards value but remained overweight in technology.

As discussed above, the market action early in the year favored a growth position and the Account did well. However, toward year-end, several blue chip technology companies announced weaker than expected results, frequently citing weaker than expected growth in Europe. This weakness was probably due to the negative impact of higher energy prices and a sharp decline in the Euro. Earnings fears built as the year closed. Small technology stocks were hit particularly hard as downward price movements were exaggerated by tax loss selling.

Exiting the year, the Account had moderately shifted away from growth toward value but remained overweight in technology. Energy prices remain a significant risk, which is why Account Managers have somewhat reduced the Account's growth weighting. Fortunately, the evidence strongly shows crude inventories should begin to build in the near term and by the middle of next year, crude prices should be noticeably lower than they are currently, possibly falling below $25/barrel ($29/barrel at year-end 2000).

If the economy can achieve a soft landing (moderate growth), spending on areas such as technology and communications should continue to be strong providing a solid foundation for a rebound in the stock prices of many of the Account's holdings.


Comparison of Change in Value of $10,000 Investment in the SmallCap Account, Lipper Small-Cap Core Fund Average, Morningstar Small Blend Category, Russell 2000 Index and S&P 600 Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        -11.73% 0.28%**
** Since inception date 5/1/98





                               Morningstar Lipper
      Russell     S&P 600   Small Blend    Small-Cap Core    SmallCap
     2000 Index    Index     Category        Fund Average    Account*

Thousands

        10         10          10              10              10
"1998"  8.806      8.835       9.341           8.873           7.949
"1999"  10.678     9.931       11.039          11.396          11.413
"2000"  10.356     11.103      12.456          11.974          10.074


Note: Past performance is not predictive of future performance.



SmallCap Growth Account
(Jay Tracey III)
The U.S. stock market experienced a down fourth quarter, led by continued weakness in technology stocks. The tech-heavy NASDAQ Composite Index was down 32.74% and stood more than 50% below its high of last March. The S&P 500 Index declined 7.82%. The Russell 2000 Index declined 6.91%, but the Russell 2000 Growth Index, which has a higher tech weighting, was off 20.20%. In contrast, the "old economy" Dow Jones Industrial Average managed a slight gain of about 1.70%, the only significant benchmark to show a gain in the quarter. Value stocks outperformed growth stocks during the quarter and for the year, in part because of technology, but also because valuations became more important to investors as interest rates increased and profit growth expectations came down with the slowdown in the economy.

Technology, the market's worst performing sector, was the big problem for growth funds in general and the SmallCap Growth Account in particular, even though its holdings performed in line with their benchmarks. The Account is not significantly overweighted in technology, so Managers are continuing to focus on the merits of individual holdings. Account Managers reduced or eliminated positions whose revenue and earnings performance seemed at risk, but added opportunistically to others whose prices declined to attractive levels and whose businesses appear still to be on track. For example, Infospace (0.7% of assets) was added when the stock was under severe stress near the end of the quarter.

Results in the healthcare sector were mixed. Cephalon (2.2% of assets), Regeneron (1.9% of assets) and Invitrogen (2.0% of assets) were among the
Account's stronger biotech holdings. Accredo Health (1.1% of assets), a specialty services provider, also did well. But most other holdings declined as investors increasingly favored companies that generate current earnings over those whose valuations are based on anticipated future results. Account Managers continue to be enthusiastic about biotech companies that have demonstrated technology leadership, addressed large market opportunities, met their milestones and signed significant partnership agreements. Managers believe the Account's holdings are well-positioned to benefit when confidence returns to the market and investors are again willing to look further into the future.

The energy sector, in which the Account is overweighted, was the most positive contributor, led by gains in services companies such as Veritas DGC (3.0% of assets), National-Oilwell (1.7% of assets), Patterson Energy (2.0% of assets) and Precision Drilling (1.8% of assets). Account Managers expect 2001 to be a period of accelerating earnings growth, positive earnings surprises and upward earnings revisions for this group, so managers will continue the Account's overweighting.

Beyond that, it comes down to individual holdings, such as Investors Financial Services (1.7% of assets), which gained another 36% in the quarter. The position was trimmed somewhat toward the end of the quarter, based upon its expanded valuation. Cox Radio (1.4% of assets), rebounding from price weakness in the third quarter, also was a positive performer, as was Skywest (1.8% of assets).

The coming year will be a lower-growth year for the economy and corporate profits. Account Managers believe the bear market in technology is in the past and there are good long-term prospects for the sector. One objective is to be positioned in stocks that are most likely to rebound quickly and strongly when the market recovers, based upon fundamental strength of the underlying companies. Energy is likely to be a bright spot in terms of earnings growth. Account Managers are also optimistic about the outlook for a wide variety of healthcare stocks. Most consumer stocks are uninteresting but, over the next few months, broadcasters may become more attractive as interest rates decrease and the outlook for advertising spending growth improves. For now, the Account will remain underweighted and very selective in the consumer sector.


Comparison of Change in Value of $10,000 Investment in the SmallCap Growth Account, Lipper Small-Cap Growth Fund Average, Morningstar Small Growth Category and Russell 2000 Growth Index



        Total Returns*
        as of December 31, 2000
        1 Year    5 Year
        -13.91%   22.92%**
** Since inception date 5/1/98



                    Morningstar       Lipper
    Russell 2000    Small Growth  Small-Cap Growth   SmallCap Growth
    Growth Index      Category      Fund Average         Account*

Thousands

        10              10             10                10
"1998"  8.993           9.341          8.873             10.296
"1999"  12.868          15.081         14.43             20.148
"2000"  9.982           14.22          13.716            17.345

Note: Past performance is not predictive of future performance.



Important Notes:

The values of these indexes will vary according to the aggregate value of the common equity of each of the securities included. The indexes represent asset types which are subject to risk, including possible loss of principal. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

The international account's shares are subject to volatility caused by exchange rates, foreign economies and taxation.

Investments in the MidCap and SmallCap Accounts involve more abrupt or eratic market movements andmay invovle greater risk than other stock fund investments.

Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Lehman Brothers Baa Corporate Index: An unmanaged index of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or Standard & Poor's.

Lipper Corporate Debt BBB Rated Fund Average: This average consists of funds which invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The one-year average currently contains 154 funds.

Lipper International Fund Average: This average consists of funds which invest in securities primarily traded in markets outside of the United States. The one-year average currently contains 696 funds.

Lipper Large-Cap Core Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 519 funds.

Lipper  Large-Cap  Growth Fund  Average:  This  average  consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 549 funds.

Lipper Large-Cap Value Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 389 funds.

Lipper Mid-Cap Core Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 300% of the dollar weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 145 funds.

Lipper Mid-Cap Growth Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 236 funds

Lipper Mid-Cap Value Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 389 funds

Lipper S&P 500 Index Fund Average: This average consists of funds that are passively managed, have limited expenses (advisor fee no higher than 0.50%), and are designed to replicate the performance of the Standard & Poor's 500 Index on a reinvested basis. The one-year average currently contains 135 funds

Lipper Small-Cap Core Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. The one-year average currently contains 199 funds.

Lipper Small-Cap Growth Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar weighted median market capitalization of the S&P Small-Cap 600 Index. These funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The one-year average currently contains 277 funds.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, Far East) Index is a stock index designed to measure the investment returns of developed economies outside of North America.

Morningstar Foreign Stock Category: Foreign-stock funds can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.

Morningstar Intermediate-Term Bond Category: Intermediate-term bond funds have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.

Morningstar Large Blend Category: Large-cap blend funds focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.

Morningstar Large Growth Category: Large-cap growth funds invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.

Morningstar Large Value Category: Large-cap value funds focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.

Morningstar Mid-Cap Blend Category: The typical mid-cap blend fund invests in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.

Morningstar Mid-Cap Growth Category: Some mid-cap growth funds invest in stocks of all sizes, but most focus directly on mid-size companies. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.

Morningstar Mid-Cap Value Category: Mid-cap value funds buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

Morningstar Small Blend Category: Small-cap blend funds favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.

Morningstar Small Growth Category: Small-cap growth funds focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.

Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion.

Russell Midcap Growth Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

Russell Midcap Value Index is an index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.

S&P 600 Index: This is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.

S&P/BARRA 500 Value Index is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

S&P Midcap 400 Index includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


GENERAL INFORMATION ABOUT AN ACCOUNT

Eligible Purchasers
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life Insurance Company or of other insurance companies, 2) Principal Life Insurance Company or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life Insurance Company or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.

Shareholder Rights
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares which the Fund has the authority to issue, without a shareholder vote.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.

Non-Cumulative Voting
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% if the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.

Purchase of Account Shares
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are not restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.

Sale of Account Shares
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which i) disposal by a fund of securities owned by it is not reasonably practicable, ii) it is not reasonably practicable for a fund to fairly determine the value of its net assets; or iii) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.

In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

Restricted Transfers
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven day period.

Financial Statements
You will receive an annual financial statement for the Fund, examined by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited. The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.


FINANCIAL HIGHLIGHTS

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

BLUE CHIP ACCOUNT                                              2000      1999(a)
-----------------                                              ---- ------------
Net Asset Value, Beginning of Period...................      $10.38       $10.15
Income from Investment Operations:
   Net Investment Income...............................         .05          .08
   Net Realized and Unrealized Gain (Loss) on Investments     (1.16)         .24
                       Total from Investment Operations       (1.11)         .32
Less Dividends from Net Investment Income                      (.05)       (.09)
Net Asset Value, End of Period.........................       $9.22       $10.38
Total Return...........................................    (10.69)%        1.15%(b)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $5,552       $6,453
   Ratio of Expenses to Average Net Assets.............        .78%         .69%(c)
   Ratio of Net Investment Income to Average Net Assets        .46%        1.33%(c)
   Portfolio Turnover Rate.............................       88.7%        16.2%(c)

BOND ACCOUNT                                                   2000         1999         1998         1997        1996
Net Asset Value, Beginning of Period...................      $10.89       $12.02       $11.78       $11.33      $11.73
Income from Investment Operations:
   Net Investment Income...............................         .85          .81          .66          .76         .68
   Net Realized and Unrealized Gain (Loss) on Investments       .04       (1.12)          .25          .44        (.40)
                       Total from Investment Operations         .89        (.31)          .91         1.20         .28
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --         (.82)        (.66)        (.75)       (.68)
   Excess Distributions from Capital Gains(d)..........         --           --         (.01)        --            --
                      Total Dividends and Distributions         --         (.82)        (.67)        (.75)       (.68)
Net Asset Value, End of Period.........                      $11.78       $10.89       $12.02       $11.78     $11.33
Total Return...........................................       8.17%      (2.59)%        7.69%       10.60%       2.36%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $116,216     $125,067     $121,973      $81,921     $63,387
   Ratio of Expenses to Average Net Assets.............        .51%         .50%         .51%         .52%        .53%
   Ratio of Net Investment Income to Average Net Assets       7.47%        6.78%        6.41%        6.85%       7.00%
   Portfolio Turnover Rate.............................       81.5%        40.1%        26.7%         7.3%        1.7%

CAPITAL VALUE ACCOUNT                                          2000         1999         1998         1997        1996
Net Asset Value, Beginning of Period                         $30.74       $37.19       $34.61       $29.84      $27.80
Income from Investment Operations:
   Net Investment Income...............................         .50          .78          .71          .68         .57
   Net Realized and Unrealized Gain (Loss) on Investments       .13       (2.41)         3.94         7.52        5.82
                       Total from Investment Operations         .63       (1.63)         4.65         8.20        6.39
Less Dividends and Distributions:
   Dividends from Net Investment Income                       (.50)        (.80)        (.71)       (.67)        (.58)
   Distributions from Capital Gains....................       (.15)       (3.13)       (1.36)      (2.76)       (3.77)
   Excess Distributions from Capital Gains(d)..........         --         (.89)          --          --           --
                      Total Dividends and Distributions       (.65)       (4.82)       (2.07)       (3.43)      (4.35)
Net Asset Value, End of Period.........................      $30.72       $30.74       $37.19       $34.61      $29.84
Total Return...........................................       2.16%      (4.29)%       13.58%       28.53%      23.50%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $283,325     $367,927     $385,724     $285,231    $205,019
   Ratio of Expenses to Average Net Assets.............        .60%         .43%         .44%         .47%        .49%
   Ratio of Net Investment Income to Average Net Assets       1.54%        2.05%        2.07%        2.13%       2.06%
   Portfolio Turnover Rate.............................      141.8%        43.4%        22.0%        23.4%       48.5%

INTERNATIONAL ACCOUNT                                          2000         1999         1998         1997        1996
---------------------                                          ---- --------------------------------------        ----
Net Asset Value, Beginning of Period...................      $15.95       $14.51       $13.90       $13.02      $10.72
Income from Investment Operations:
   Net Investment Income...............................         .10          .48          .26          .23         .22
   Net Realized and Unrealized Gain (Loss) on Investments    (1.48)         3.14         1.11         1.35        2.46
                       Total from Investment Operations      (1.38)         3.62         1.37         1.58        2.68
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.08)        (.47)        (.25)        (.23)       (.22)
   Distributions from Capital Gains....................       (.35)       (1.46)        (.51)        (.47)       (.16)
   Excess Distributions from Capital Gains(d)..........       (.24)        (.25)         --           --           --
                      Total Dividends and Distributions       (.67)       (2.18)        (.76)        (.70)       (.38)
Net Asset Value, End of Period.........................      $13.90       $15.95       $14.51       $13.90      $13.02
Total Return...........................................     (8.34)%       25.93%        9.98%       12.24%      25.09%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $190,440     $197,235     $153,588     $125,289     $71,682
   Ratio of Expenses to Average Net Assets.............        .90%         .78%         .77%         .87%        .90%
   Ratio of Net Investment Income to Average Net Assets        .81%        3.11%        1.80%        1.92%       2.28%
   Portfolio Turnover Rate.............................       99.9%        65.5%        33.9%        22.7%       12.5%

LARGECAP GROWTH ACCOUNT                                        2000         1999(a)
-----------------------                                        ---- ------------
Net Asset Value, Beginning of Period...................      $13.26        $9.93
Income from Investment Operations:
   Net Investment Income (Operating Loss)(e)...........       (.08)        (.03)
   Net Realized and Unrealized Gain (Loss) on Investments    (1.51)         3.36
                       Total from Investment Operations      (1.59)         3.33
Net Asset Value, End of Period.........................      $11.67       $13.26
Total Return...........................................    (11.99)%       32.47%(b)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $7,399       $7,045
   Ratio of Expenses to Average Net Assets(e)..........       1.20%        1.16%(c)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.66)%       (.47)%(c)
   Portfolio Turnover Rate.............................       24.3%        39.6%(c)

LARGECAP STOCK INDEX ACCOUNT                                   2000        1999(a)
----------------------------                                   ----        ----
Net Asset Value, Beginning of Period...................      $10.71        $9.83
Income from Investment Operations:
   Net Investment Income(e)............................         .10          .06
   Net Realized and Unrealized Gain (Loss) on Investments    (1.14)          .97
                       Total from Investment Operations      (1.04)         1.03
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.10)        (.07)
   Distributions from Capital Gains....................       (.01)        (.08)
   Excess Distributions from Capital Gains(d)..........       (.04)          --
                      Total Dividends and Distributions       (.15)        (.15)
Net Asset Value, End of Period.........................       $9.52       $10.71
Total Return...........................................     (9.67)%        8.93%(b)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $59,626      $46,088
   Ratio of Expenses to Average Net Assets(e)..........        .40%         .40%(c)
   Ratio of Net Investment Income to Average Net Assets       1.01%        1.41%(c)
   Portfolio Turnover Rate.............................       11.0%         3.8%(c)

MIDCAP ACCOUNT                                                 2000         1999         1998         1997        1996
--------------                                                 ---- --------------------------------------        ----
Net Asset Value, Beginning of Period                         $36.90       $34.37        $35.47      $29.74      $25.33
Income from Investment Operations:
   Net Investment Income...............................         .10          .12          .22          .24         .22
   Net Realized and Unrealized Gain on Investments.....        4.76         4.20          .94         6.48        5.07
                       Total from Investment Operations        4.86         4.32         1.16         6.72        5.29
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.10)        (.12)        (.22)        (.23)       (.22)
   Distributions from Capital Gains....................      (7.19)       (1.67)       (2.04)        (.76)       (.66)
                      Total Dividends and Distributions      (7.29)       (1.79)       (2.26)        (.99)       (.88)
Net Asset Value, End of Period.........................      $34.47       $36.90       $34.37       $35.47      $29.74
Total Return...........................................      14.59%       13.04%        3.69%       22.75%      21.11%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $286,681     $262,350     $259,470     $224,630    $137,161
   Ratio of Expenses to Average Net Assets.............        .62%         .61%         .62%         .64%        .66%
Ratio of Net Investment Income to Average Net Assets...        .28%         .32%         .63%         .79%       1.07%
   Portfolio Turnover Rate.............................      139.6%        79.6%        26.9%         7.8%        8.8%

MIDCAP GROWTH ACCOUNT                                          2000         1999         1998(f)
---------------------                                          ---- -------------------------
Net Asset Value, Beginning of Period...................      $10.66        $9.65        $9.94
Income from Investment Operations:
   Net Investment Income (Operating Loss)(e)...........         .02          .02        (.01)
   Net Realized and Unrealized Gain (Loss) on Investments       .77         1.01        (.28)
                       Total from Investment Operations         .79         1.03        (.29)
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.02)        (.02)           --
   Distributions from Capital Gains....................       (.97)         --             --
                      Total Dividends and Distributions         (.99)      (.02)        --
Net Asset Value, End of Period.........................      $10.46       $10.66        $9.65
Total Return...........................................       8.10%       10.67%      (3.40)%(b)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $25,924      $14,264       $8,534
   Ratio of Expenses to Average Net Assets(e)..........        .96%         .96%         1.27%(c)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................        .27%         .26%       (.14)%(c)
   Portfolio Turnover Rate.............................      161.9%        74.1%        91.9%(c)

MIDCAP VALUE ACCOUNT                                           2000         1999(a)
--------------------                                           ---- ------------
Net Asset Value, Beginning of Period...................      $11.11       $10.09
Income from Investment Operations:
   Net Investment Income(e)............................         --           .02
   Net Realized and Unrealized Gain on Investments.....        3.12         1.24

                       Total from Investment Operations        3.12         1.26
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --         (.02)
   Distributions from Capital Gains....................      (1.66)        (.22)

                      Total Dividends and Distributions      (1.66)        (.24)

Net Asset Value, End of Period.........................      $12.57       $11.11



Total Return...........................................      31.03%       10.24%(b)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $7,739       $5,756
   Ratio of Expenses to Average Net Assets(e)..........       1.20%        1.19%(c)
   Ratio of Net Investment Income to Average Net Assets        .02%         .30%(c)
   Portfolio Turnover Rate.............................      233.2%       154.0%(c)

MONEY MARKET ACCOUNT                                           2000         1999         1998         1997        1996
--------------------                                           ---- --------------------------------------        ----
Net Asset Value, Beginning of Period                         $1.000       $1.000       $1.000       $1.000      $1.000
Income from Investment Operations:
   Net Investment Income...............................        .059         .048         .051         .051        .049
Less Dividends from Net Investment Income..............      (.059)       (.048)       (.051)       (.051)      (.049)
Net Asset Value, End of Period.........................      $1.000       $1.000       $1.000       $1.000      $1.000

Total Return...........................................       6.07%        4.84%        5.20%        5.04%       5.07%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $114,710     $120,924      $83,263      $47,315     $46,244
Ratio of Expenses to Average Net Assets................       0.52%         .52%         .52%         .55%        .56%
Ratio of Net Investment Income to Average Net Assets...       5.88%        4.79%        5.06%        5.12%       5.00%

SMALLCAP ACCOUNT                                               2000         1999         1998(f)
----------------                                               ---- -------------------------
Net Asset Value, Beginning of Period...................      $10.74        $8.21       $10.27
Income from Investment Operations:
   Net Investment Income...............................         .03         --          --
   Net Realized and Unrealized Gain (Loss) on Investments    (1.24)         3.52       (2.06)
                       Total from Investment Operations      (1.21)         3.52       (2.06)
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.02)          --          --
   Distributions from Capital Gains....................      (1.53)        (.99)         --
   Excess Distributions from Capital Gains(d)..........       (.15)         --           --
                      Total Dividends and Distributions      (1.70)        (.99)         --
Net Asset Value, End of Period.........................       $7.83       $10.74        $8.21
Total Return...........................................    (11.73)%       43.58%     (20.51)%(b)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $30,006      $26,110      $12,094
   Ratio of Expenses to Average Net Assets.............        .90%         .91%         .98%(c)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................        .28%         .05%       (.05)%(c)
   Portfolio Turnover Rate.............................      135.4%       111.1%        45.2%(c)

SMALLCAP GROWTH ACCOUNT                                        2000         1999         1998(f)
-----------------------                                        ---- -------------------------
Net Asset Value, Beginning of Period...................      $19.56       $10.10        $9.84
Income from Investment Operations:
   Net Investment Income (Operating Loss)(e)...........       (.08)        (.05)        (.04)
   Net Realized and Unrealized Gain on Investments.....      (2.67)         9.70          .30

                       Total from Investment Operations      (2.75)         9.65          .26
Less Dividends and Distributions:
   Distributions from Capital Gains....................       (.98)        (.19)         --
   Excess Distributions from Capital Gains(d)..........       (.24)        --            --

                      Total Dividends and Distributions      (1.22)        (.19)         --

Net Asset Value, End of Period.........................      $15.59       $19.56       $10.10



Total Return...........................................    (13.91)%       95.69%        2.96%(b)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $68,421      $39,675       $8,463
   Ratio of Expenses to Average Net Assets(e)..........       1.02%        1.05%        1.31%(c)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.49)%       (.61)%       (.80)%(c)
   Portfolio Turnover Rate.............................       90.8%        98.0%       166.5%(c)

See accompanying notes.


Notes to Financial Highlights

(a)Period from May 1, 1999, date shares first offered to the public, through December 31, 1999. Per share net investment income and realized and unrealized gains (losses) for the period from the initial purchase of shares through April 30, 1999, were recognized as follows, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. This represents activities of each account prior to the initial public offering.

                                Date                 Net      Per Share Realized
                              Operations          Investment   and Unrealized
Account                       Commenced            Income      Gains (Losses)

Blue  Chip  Account           April  15,  1999      $.01            $.14
LargeCap Growth Account       April  15,  1999       --             (.07)
LargeCap Stock Index Account  April  22,  1999       .01            (.18)
MidCap  Value Account         April 22, 1999         --              .09

(b)Total return amounts have not been annualized.

(c)Computed on an annualized basis.

(d)Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

(e)Without the Managers voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following accounts would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                                 Per Share      Ratio of Expenses
                        Periods Ended          Net Investment    to Average Net       Amount
Account                 December 31             Income (Loss)       Assets            Waived

LargeCap Growth Account   2000                    $(.09)             1.25%             $3,916
                          1999                     (.04)             1.23               2,261

LargeCap Stock
        Index Account     2000                      .05               .46              35,453
                          1999                      .05               .49              15,231
MidCap Growth Account     2000                      .02              1.01              10,399
                          1999                      .01              1.09              14,359

MidCap Value Account      2000                                       1.29               5,699
                          1999                      .01              1.26               2,360

SmallCap Growth Account   1999                     (.05)             1.07               3,049


(f)Period from May 1, 1998, date shares first offered to the public, through December 31, 1998. Per share net investment income and realized and unrealized gains (losses) for the period from the initial purchase of shares through April 30, 1998, were recognized as follows, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. This represents activities of each account prior to the initial public offering.


                                Date            Net           Per Share Realized
                                Operations      Investment      and Unrealized
      Account                   Commenced       Income           Gains (Losses)


MidCap Growth Account           April 23, 1998    .01             (.07)
SmallCap Account                April 9, 1998                      .27
SmallCap Growth Account         April 2, 1998                     (.16)

Additional Information about the Fund is available in the Statement of Additional Information, dated May 1, 2001, which is part of this prospectus. Information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-451-5447.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.



Principal Variable Contracts Fund, Inc. SEC File 811-01944




                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.


                              ACCOUNTS OF THE FUND



Asset Allocation Account                            MicroCap Account
Balanced Account                                    MidCap Account
Bond Account                                        MidCap Growth Account
Capital Value Account                               MidCap Growth Equity Account
Equity Growth Account                               MidCap Value Account
  (previously Aggressive Growth Account)            Money Market  Account
Government Securities Account                       Real Estate Account
Growth Account                                      SmallCap Account
International Account                               SmallCap Growth Account
International SmallCap Account                      SmallCap Value Account
LargeCap Growth Account                             Utilities Account
LargeCap Stock Index Account
  (previously Stock Index 500 Account)




   This Prospectus describes a mutual fund organized by Principal Life Insurance Company. The Fund provides a choice of investment objectives through the accounts listed above.




                  The date of this Prospectus is May 1, 2001.





   Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS  ...................................................... 4
     Asset Allocation Account............................................... 6
     Balanced Account....................................................... 8
     Bond Account...........................................................10
     Capital Value Account..................................................12
     Equity Growth Account..................................................14
     Government Securities Account..........................................16
     Growth Account.........................................................18
     International Account..................................................20
     International SmallCap Account.........................................24
     LargeCap Growth Account................................................26
     LargeCap Stock Index Account...........................................30
     MicroCap Account.......................................................32
     MidCap Account.........................................................34
     MidCap Growth Account..................................................38
     MidCap Growth Equity Account...........................................40
     MidCap Value Account...................................................36
     Money Market Account...................................................42
     Real Estate Account....................................................44
     SmallCap Account.......................................................46
     SmallCap Growth Account................................................48
     SmallCap Value Account.................................................50
     Utilities Account......................................................52

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.............................54
PRICING OF ACCOUNT SHARES...................................................57

DIVIDENDS AND DISTRIBUTIONS.................................................57

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..............................58
     The Manager............................................................58
     The Sub-Advisors.......................................................58
     Duties of the Manager and Sub-Advisor..................................60

MANAGERS' COMMENTS..........................................................61

GENERAL INFORMATION ABOUT AN ACCOUNT........................................75
     Eligible Purchasers....................................................75
     Shareholders Rights....................................................75
     Non-Cumulative Voting..................................................75
     Purchase of Account Shares.............................................76
     Sale of Account Shares.................................................76
     Restricted Transfers...................................................76
     Financial Statements...................................................76

FINANCIAL HIGHLIGHTS........................................................77
     Notes to Financial Highlights..........................................85

ACCOUNT DESCRIPTIONS
The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the Manager of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.

Sub-Advisor                                                         Account
Berger LLC ("Berger")                                               SmallCap Growth
Dreyfus Corporation ("Dreyfus")                                     MidCap Growth
Goldman Sachs Asset Management ("GSAM")                             MicroCap
Invista Capital Management, LLC* ("Invista")                        Balanced (equity securities portion), Capital Value,
                                                                    Growth, International, International SmallCap, LargeCap
                                                                    Stock Index, MidCap, SmallCap and Utilities
Janus Capital Corporation ("Janus")                                 LargeCap Growth
J.P. Morgan Investment Management Inc. ("Morgan")                   SmallCap Value
Morgan Stanley Asset Management ("Morgan Stanley")                  Asset Allocation and Equity Growth
Neuberger Berman Management Inc.
  ("Neuberger Berman")                                              MidCap Value
Principal Capital Income Investors, LLC* ("PCII")                   Balanced (fixed-income securities portion) and
                                                                    Government Securities
Turner Investment Partners, Inc. ("Turner")                         MidCap Growth Equity

* Principal Management Corporation, Invista and PCII are members of the Principal Financial Group.

In the description for each Account, you will find important information about the Account's:

Primary investment strategy
This section summarizes how the Account intends to achieve its investment objective. It identifies the Account's primary investment strategy (including the type or types of securities in which the Account primarily invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.

Annual operating expenses
The annual operating expenses for each Account are deducted from Account assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year (estimates of expenses are shown for Accounts which have not completed a fiscal year of operation). The example is intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The example assumes you invest $10,000 in an Account for the time periods indicated. The example also assumes that your investment has a 5% total return each year and that the Account's operating expenses are the same as the most recent fiscal year expenses (or estimated expenses for the new Accounts). Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.



Account Performance
As  certain  Accounts  have  been  operating  for a limited  period of time,  no historical information is available for those Accounts. If historical information is available, the Account's description includes a set of tables and a bar chart.

The bar chart is included to provide you with an indication of the risks involved when you invest. The chart shows changes in the Account's performance from year to year.

One of the tables compares the Account's average annual returns with:
o a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
o an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistic services.

The other table provides the highest and lowest quarterly rate of return for the Account's shares over the same period of time used in the bar chart.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Money Market Account.

NOTE: Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the FDIC or any other government agency.

           No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations from unauthorized parties may not be relied upon as having been made by an Account, the Fund, the Manager or any Sub-Advisor.

GROWTH-ORIENTED ACCOUNT

Asset Allocation Account
The Account seeks to generate a total investment return consistent with preservation of capital.

Main Strategies
The Account uses a flexible investment policy to establish a diversified global portfolio that will invest in equities and fixed income securities. The Sub-Advisor, Morgan Stanley, will invest in equity securities of domestic and foreign corporations that appear to be undervalued relative to their earnings results or potential, or whose earnings growth prospects appear to be more attractive than the economy as a whole. In addition, Morgan Stanley will invest in debt securities to provide income and to moderate the overall portfolio risk. Typically, Morgan Stanley will invest in high quality fixed-income securities but may invest up to 20% of the Account's assets in high yield securities.

The securities which the Account purchases are identified as belonging to an asset class which include:
o stocks of growth-oriented companies (companies with earnings that are expected to grow more rapidly than the economy as a whole), both foreign and domestic;
o stocks of value-oriented companies (companies with distinctly below average stock price to earnings ratios and stock price to book value ratios, and higher than average dividend yields), both foreign and domestic;
o    domestic real estate investment trusts;
o    fixed income securities, both foreign and domestic; and
o    domestic high yield fixed-income securities.


The Account may invest up to 100% of its assets in foreign securities.


Morgan Stanley does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
o    25% to 75% in equity securities;
o    20% to 60% in debt securities; and
o    0% to 40% in money market instruments.
The allocation is based on Morgan Stanley's judgement as to the general market and economic conditions, trends and investment yields, interest rates, and changes in fiscal or monetary policies.

Main Risks
As with any security, the securities in which the Account invests have associated risks. These include risks of:
o High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.
o Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.
o Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. Morgan Stanley reallocates among asset classes and eliminates asset classes for a period of time, when in it's judgment the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt shifts among asset classes will not occur.

The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. The value of debt securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Money market instruments held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.

Investor Profile
The Account is generally a suitable investment if you are seeking a moderate risk approach towards long-term growth. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.



Annual Total Returns

1995    20.66
1996    12.92
1997    18.19
1998    9.18
1999    19.49
2000    1.61

The year-to-date return as of March 31, 2001 is -6.04%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

     Highest    11.48% (12/31/1999)
     Lowest     -8.16% (9/30/1998)




      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five   Since
        Account            Year     Years  Inception*

     Asset Allocation      1.61%   12.09%    12.30%

                                             Past OnePast FivePast Ten
                                               Year    Years    Years

S&P 500 Index                                 -9.11%   18.31%   17.44%
Lehman Brothers Aggregate Bond Index          11.63     6.45     7.95
Lipper Flexible Portfolio Fund Average         0.29    11.70    12.85
Morningstar Domestic Hybrid Category Average   2.06    10.90    11.82


* Period from June 1, 1994, date shares first offered to the public, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

    1 Year         3 Years         5 Years       10 Years
   ------------------------------------------------------
      $86            $268           $466          $1,037


                           Account Operating Expenses

     Management Fees....................   0.80%
     Other Expenses.....................   0.04

        Total Account Operating Expenses   0.84%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

Balanced Account
The Account seeks to generate a total return consisting of current income and capital appreciation.

Main Strategies
The Account invests primarily in common stocks and fixed-income securities. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.


Invista serves as Sub-Advisor for the portion of the Fund's portfolio that is invested in equity securities. In making its selection Invista looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Fund may invest up to 10% of its assets in securities of foreign companies.


PCII serves as Sub-Advisor for the portion of the Fund's portfolio that is invested in fixed-income securities. Fixed-income securities are purchased to generate income and for capital appreciation purposes when PCII thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Fund may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Main Risks
The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors.

Bond values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Because the Account invests in both stocks and bonds, it may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. As with all mutual funds, as the value of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth but are uncomfortable accepting the risks of investing entirely in common stocks.

Account  Performance  Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


Annual Total Returns

1991    34.36
1992    12.80
1993    11.06
1994    -2.09
1995    24.58
1996    13.13
1997    17.93
1998    11.91
1999    2.40
2000    0.13


The year-to-date return as of March 31, 2001 is -7.91%.

The account's highest/lowest quarterly results during the time period covered by the chart were:

      Highest    12.62% (3/31/1991)
      Lowest     -6.45% (9/30/1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
       Account             Year     Years    Years

     Balanced              0.13%    8.89%   12.13%

                                               Past One Past FivePast Ten
                                                 Year     Years   Years

S&P 500 Index                                    -9.11%  18.31%   17.44%
Lehman Brothers Government/Corporate
  Bond Index                                     11.85    6.23     8.00
Lehman Brothers Aggregate Bond Index             11.63    6.45     7.95
Lipper Balanced Fund Average                      1.52   11.52    12.28
Morningstar Domestic Hybrid Category Average      2.06   10.90    11.82


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
    -------------------------------------------------------
        $61            $192           $335            $750

                           Account Operating Expenses

       Management Fees................   0.58%
       Other Expenses.................   0.02

     Total Account Operating Expenses    0.60%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


INCOME-ORIENTED ACCOUNT

Bond Account
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Main Strategies
The Account invests in fixed-income securities. Generally, the Account invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Account to the possibility of changes in the values of its securities as interest rates change. When interest rates fall, the price per share rises, and when rates rise, the price per share declines.

Under normal circumstances, the Account invests at least 65% of its assets in:
o    debt securities and taxable municipal bonds;
     o rated, at purchase, in one of the top four categories by S&P or Moody's, or
     o if not rated, in the opinion of the Manager, are of comparable quality.
o similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and
o    securities issued or guaranteed by the U.S. Government or its agencies.


The Fund may invest up to 20% of its assets in securities of foreign issuers.


The rest of the Account's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or nonconvertible including:
o    domestic and foreign debt securities;
o    preferred and common stock;
o    foreign government securities; and
o securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's). Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

During the fiscal year ended December 31, 2000, the average ratings of the Account's assets based on market value at each month-end, were as follows (all ratings are by Moody's):

           4.52% in securities rated Aa
          18.40% in securities rated A
          60.41% in securities rated Baa
          15.05% in securities rated Ba
           1.62% in securities rated B

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents. When doing so, the Account is not investing to achieve its investment objectives.

Main Risks
When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of the securities held by the Account may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking monthly dividends to produce income or to be reinvested in additional Account shares to help achieve modest growth objectives without accepting the risks of investing in common stocks.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    16.72
1992    9.38
1993    11.67
1994    -2.90
1995    22.17
1996    2.36
1997    10.60
1998    7.69
1999    -2.59
2000    8.17


The year-to-date return as of March 31, 2001 is 3.92%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

    Highest     8.25% (6/30/1995)
    Lowest     -3.24% (3/31/1996)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Bond                  8.17%    5.14%    8.07%


                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Lehman Brothers BAA Corporate Index            7.41%    5.63%    8.69%
 Lehman Brothers Aggregate Bond Index          11.63     6.45     7.95
 Lipper Corporate Debt BBB Rated Fund Average   7.99     5.26     8.27
 Morningstar Intermediate-Term Bond
    Category Average                            9.45     5.43     7.62


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

  1 Year         3 Years         5 Years       10 Years
-------------------------------------------------------
    $52            $164           $285            $640


                           Account Operating Expenses


       Management Fees................   0.49%
       Other Expenses.................   0.02

       Total Account Operating Expenses  0.51%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

Capital Value Account
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.


Main Strategies
The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Invista, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to their peers. The Account's investments are selected primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Account often invests in stocks considered temporarily out of favor. Investors often overreact to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by the Account.

Invista focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries relative to the benchmark.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Account's assets rise and fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    38.67
1992    9.52
1993    7.79
1994    0.49
1995    31.91
1996    23.50
1997    28.53
1998    13.58
1999    -4.29
2000    2.16

The year-to-date return as of March 31, 2001 is -6.55%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

      Highest    17.85% (3/31/1991)
      Lowest    -11.61% (9/30/1999)


     Average annual total returns for the period endingd December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Capital Value         2.16%   12.01%  14.36%

                                             Past OnePast FivePast Ten
                                               Year    Years    Years

S&P 500 Barra Value Index                      6.08%   16.79%   16.86%
S&P 500 Index                                 -9.11    18.31    17.44
Russell 1000 Value Index                       7.02    16.90    17.37
Lipper Large-Cap Value Fund Average            1.32    15.74    15.81
Morningstar Large Value Category Average       5.47    13.91    14.95


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
   --------------------------------------------------------
        $61            $192           $335            $750


                           Account Operating Expenses


       Management Fees................   0.59%
       Other Expenses.................   0.01

      Total Account Operating Expenses   0.60%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT


Equity Growth Account
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

Main Strategies
The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in overseas markets. The Account invests primarily in companies with market capitalizations of $10 billion or more that exhibit strong or accelerating earnings growth. The Sub-Advisor, Morgan Stanley, emphasizes individual security selection and may focus the Account's holdings within the limits permissible for a diversified fund. The Account's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.


Morgan Stanley follows a flexible investment program in looking for companies with above average capital appreciation potential. Morgan Stanley focuses on companies with consistent or rising earnings growth records and compelling business strategies. Morgan Stanley continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In addition, Morgan Stanley closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is of secondary importance and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


The Account has a long-term investment approach. However, Morgan Stanley considers selling securities of issuers that no longer meet its criteria. To the extent that the Account engages in short-term trading, it may have increased transaction costs and may have an adverse impact on the Account's performance.


Main Risks
The value of the stocks owned by the Account changes on a daily basis. Stock prices can fluctuate dramatically both in the long-term and short-term. The current price reflects the activities of individual companies and general market and economic conditions. Prices of equity securities tend to be more volatile than prices of fixed-income securities. The prices of equity securities rise and fall in response to a number of different factors. In particular, prices of equity securities respond to events that affect entire financial markets or industries (for example, changes in inflation or consumer demand) and to events that affect particular issuers (for example, news about the success or failure of a new product).


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

At times, the Account's market sector (large-capitalization growth-oriented equity securities) may underperform relative to other sectors. The Account may purchase stocks of companies that may have greater risks than other stocks with lower potential for earnings growth.


Investor Profile
The Account is generally a suitable investment if you are willing to accept the risks and uncertainties of investing in equity securities in the hope of earning superior returns. As with all mutual funds, as the value of the Account's assets rise and fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns


1995    44.19
1996    28.05
1997    30.86
1998    18.95
1999    39.50
2000    -11.71

The year-to-date return as of March 31, 2001 is -18.25%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

      Highest    22.68% (12/31/1998)
      Lowest    -16.05% (9/30/1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five   Since
        Account            Year     Years  Inception*

     Equity Growth       -11.71%   19.67%    21.64%

                                             Past OnePast FivePast Ten
                                               Year    Years    Years

S&P 500 Index                                 -9.11%   18.31%   17.44%
Russell 1000 Growth Index                    -22.42    18.12    17.33
Lipper Large-Cap Growth Fund Average         -16.22    18.43    17.20
Morningstar Large Growth Category Average    -14.09    18.10    17.13


* Period from June 1, 1994, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     1 Year         3 Years         5 Years       10 Years
 ---------------------------------------------------------
       $75            $233           $406            $906


                           Account Operating Expenses

       Management Fees................   0.72%
       Other Expenses.................   0.01

     Total Account Operating Expenses    0.73%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

INCOME-ORIENTED ACCOUNT

Government Securities Account
The Account seeks a high level of current income, liquidity and safety of principal.

Main Strategies
The Account invests in securities supported by:
o    full faith and credit of the U.S. Government (e.g. GNMA certificates); or
o credit of a U.S. Government agency or instrumentality (e.g. bonds issued by the Federal Home Loan Bank).
In addition, the Account may invest in money market investments.

The Account invests in modified pass-through GNMA Certificates. GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Various lenders make loans that are then insured (by the Federal Housing Administration) or loans that are guaranteed (by Veterans Administration or Farmers Home Administration). The lender or other security issuer creates a pool of mortgages that it submits to GNMA for approval.

Owners of modified pass-through Certificates receive all interest and principal payments owed on the mortgages in the pool, regardless of whether or not the mortgagor has made the payment. Timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government.

Main Risks

U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during period of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest and potentially increasing the volatility of the Account.

In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in the value of Account shares, if you sell your shares when their value is less than the price you paid, you will lose money.



Investor Profile
The Account is generally a suitable investment if you want monthly dividends to provide income or to be reinvested in additional Account shares to produce growth and prefer to have the repayment of principal and interest on most of the securities in which the Account invests to be backed by the U.S. Government or its agencies.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    16.95
1992    6.84
1993    10.07
1994    -4.53
1995    19.07
1996    3.35
1997    10.39
1998    8.27
1999    -0.29
2000    11.40


The year-to-date return as of March 31, 2001 is 2.50%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

         Highest     6.17% (6/30/1995)
         Lowest     -3.94% (3/31/1994)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

   Government Securities  11.40%    6.53%   7.93%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Lehman Brothers Mortgage-Backed
    Bond Index                                 11.16%    6.91%    7.81%
 Lipper U.S. Mortgage Fund Average             10.36     5.87     7.04
 Morningstar Intermediate Government
    Category Average                           10.76     5.51     6.91


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
    ----------------------------------------------------------
           $52            $164           $285            $640


                           Account Operating Expenses


     Management Fees..................   0.49%
     Other Expenses...................   0.02

      Total Account Operating Expenses   0.51%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

Growth Account
The Account seeks growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

Main Strategies
The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Invista, uses a bottom-up approach in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.

Invista places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or underweight sectors and industries differently from the benchmark.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Account is subject to the risk that its principal market segment, large capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Account's assets rise and fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth. You must be willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.



                              Annual Total Returns

1995    25.62
1996    12.51
1997    26.96
1998    21.36
1999    16.44
2000    -10.15


The year-to-date return as of March 31, 2001 is -23.55%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

        Highest    21.35% (12/31/1998)
        Lowest    -16.99% (12/31/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five   Since
        Account            Year     Years  Inception*

     Growth              -10.15%   12.64%    14.05%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P 500 Index                                 -9.11%   18.31%   17.44%
 Russell 1000 Growth Index                    -22.42    18.12    17.33
 Lipper Large-Cap Growth Fund Average         -16.22    18.43    17.20
 Morningstar Large Growth Category Average    -14.09    18.10    17.13


* Period from May 1, 1994, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
  ------------------------------------------------------------
           $61            $192           $335            $750


                           Account Operating Expenses

       Management Fees...................   0.59%
       Other Expenses....................   0.01

        Total Account Operating Expenses    0.60%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

International Account
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

Main Strategies
The Account invests in equity securities of:
o companies with their principal place of business or principal office outside the U.S.;
o companies for which the principal securities trading market is outside the U.S.; and
o companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 65% of its assets invested in companies of at least three countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.

Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia
(Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.

In choosing investments for the Account, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.


Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1995    14.17
1996    25.09
1997    12.24
1998    9.98
1999    25.93
2000    -8.34


The year-to-date return as of March 31, 2001is -16.92%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

         Highest    16.60% (12/31/1998)
         Lowest    -17.11% (9/30/1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five   Since
        Account            Year     Years  Inception*

     International        -8.34%   12.25%    10.67%

                                             Past OnePast FivePast Ten
                                               Year    Years    Years

Morgan Stanley Capital International EAFE
   (Europe, Australia and Far East) Index    -14.17%    7.13%    8.24%
Lipper International Fund Average            -15.60     9.45     9.85
Morningstar Foreign Stock Category Average   -15.66     9.43     9.57


* Period from May 1, 1994, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

        1 Year         3 Years         5 Years       10 Years
  -----------------------------------------------------------
          $92            $287           $498          $1,108


                           Account Operating Expenses

       Management Fees...................   0.85%
       Other Expenses....................   0.05

        Total Account Operating Expenses    0.90%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

International SmallCap Account
The Account seeks long-term growth of capital.

Main Strategies
The Account invests in stocks of non-U.S. companies with comparatively smaller market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Account invests at least 65% of its assets in securities of companies having market capitalizations of $1.5 billion or less at the time of purchase.

The Account diversifies its investments geographically. There is no limitation of the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to have at least 65% of its assets invested in securities of companies of at least three countries.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Account is generally a suitable investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    93.81
2000    -11.50

The year-to-date return as of March 31, 2001 is -16.51%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

       Highest    36.59% (12/31/1999)
       Lowest    -14.32% (6/30/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One   Since
        Account            Year  Inception*

   International SmallCap -11.50%  17.49%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Morgan Stanley Capital International EAFE
     (Europe, Australia and Far East) Index   -14.17%    7.13%    8.24%
 SSB WEI Index                                 -8.34     1.93     4.67
 Lipper International SmallCap Fund Average   -14.82    16.80    12.68
 Morningstar Foreign Stock Category Average   -15.66     9.43     9.57


     * Period from May 1, 1998, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

            1 Year         3 Years         5 Years       10 Years
   --------------------------------------------------------------
             $147            $456           $787          $1,724


                           Account Operating Expenses


     Management Fees..................   1.20%
     Other Expenses...................   0.24

      Total Account Operating Expenses   1.44%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

LargeCap Growth Account
The Account seeks long-term growth of capital.


Main Strategies
The Account primarily invests in stocks of growth-oriented companies. Under normal market conditions, the Account invests at least 65% of its total assets in common stocks of growth companies with a large market capitalization, generally greater than $10 billion measured at the time of investment. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint. The Account may invest up to 25% of its assets in securities of foreign companies.


Janus uses a bottom-up approach in building the portfolio. This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.

It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs.

Although Janus expects that under normal market conditions the assets of the Account will be invested in common stocks, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.

Main Risks
While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As a result, the value of your investment in the Account will go up and down. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. It is not appropriate if you are seeking income or conservation of capital.

Account Performance  Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

2000    -11.99

The year-to-date return as of March 31, 2001 is -17.87%.


The account's highest/lowest quarterly results during this time period covered were:

      Highest    11.24% (3/31/2000)
      Lowest    -16.28% (12/31/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
     Account               Year    Inception*

     LargeCap Growth     -11.99%     9.67%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Russell 1000 Growth Index                    -22.42%   18.12%   17.33%
 Lipper Large-Cap Growth Fund Average         -16.22    18.43    17.20
 Morningstar Large Growth Category Average    -14.09    18.10    17.13


     * Period from May 1, 1999, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

           1 Year         3 Years         5 Years       10 Years
   -------------------------------------------------------------
            $127            $397           $686          $1,511


                           Account Operating Expenses

       Management Fees..................   1.10%
       Other Expenses...................   0.15

        Total Account Operating Expenses   1.25%*

     * The Manager has voluntarily agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.20% through April 30, 2002

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

LargeCap Stock Index Account
The Account seeks long-term growth of capital.

Main Strategies
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Invista, attempts to mirror the investment performance of the index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means large companies have greater representation in the index than smaller ones. Over the long-term, Invista seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P 500. Invista may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Account and index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Main Risks
Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Invista reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Account's assets.

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth, are willing to accept the risks of investing in common stocks and preferring a passive rather than active management style.

  * "Standard & Poor's 500" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the avisability of investing in the Fund.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

2000    -9.67

The year-to-date return as of March 31, 2001 is -11.87%.

The account's highest/lowest quarterly results during the time period covered by the chart were:

     Highest     2.17% (3/31/2000)
     Lowest     -8.03% (12/31/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                           Past One    Since
     Account                 Year    Inception*

     LargeCap Stock Index   -9.67%    -0.96%

                                             Past OnePast FivePast Ten
                                               Year     Years   Years

S&P 500 Index                                 -9.11%   18.31%   17.44%
Lipper S&P 500 Fund Average                   -9.57    17.82    16.99
Morningstar Large Blend Category Average      -6.97    15.96    15.66


     * Period from May 1, 1999, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

          1 Year         3 Years         5 Years       10 Years
     ----------------------------------------------------------
            $47            $146           $254            $564


                           Account Operating Expenses

       Management Fees..................   0.35%
       Other Expenses...................   0.11

        Total Account Operating Expenses   0.46%*

     * The Manager has voluntarily agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 0.40% through April 30, 2002.

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

MicroCap Account
The Account seeks to achieve long-term growth of capital.

Main Strategies
Under normal market conditions, the Account invests at least 65% of its total assets in equity securities of companies with market capitalizations of $700 million or less at the time of investment. Under normal circumstances, the Account's investment horizon for ownership of equity securities is one to two years.


The Account invests in companies that the Sub-Advisor, GSAM, believes are well managed businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. GSAM invests in companies that have value characteristics as well as those with growth characteristics with no consistent preference between the two categories. Growth stocks are considered to be those with potential for growth of capital and earnings which are expected to be above average. Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.

The Account may invest in securities of small market capitalization companies that have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that GSAM believes have significant growth potential. GSAM believes that the companies in which the Account may invest offer greater opportunities for growth of capital than larger, more mature, better known companies.


The Account may invest up to 35% of its total assets in equity securities of companies with market capitalizations of more than $700 million at the time of the investment and in fixed-income securities. In addition, although the Account invests primarily in securities of domestic corporations, it may invest up to 25% of its total assets in foreign securities. These may include securities of issuers in emerging countries and securities denominated in foreign currencies.

The Account may invest in real estate investment trusts (REITs) which are pooled investment vehicles that invest in either real estate or real estate related loans.


Main Risks
Investments in such small market capitalization companies involve special risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may also be developing or marketing new products or services for which markets are not yet established and may never become established. The securities of smaller companies may lack sufficient market liquidity to enable the Account to effect sales at an advantageous time or without a substantial drop in price. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks and those denominated in foreign currencies carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The value of a REIT is affected by changes in the value of the underlying property owned by the trust, quality of any credit extended and the ability of the trust's management. REITs are also subject to risks generally associated with investments in real estate (a more complete discussion of these risks is found in the description of the Real Estate Account). The Account will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Occasionally, small company securities may underperform as compared to the securities of larger companies. As the value of the stocks owned by the Account changes, the Account's share price changes. In the short-term, the share price can fluctuate dramatically. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you want long-term growth of capital. Additionally, you must be willing to accept the risks of investing in securities that may have greater risks than stocks of companies with lower potential for growth.

Account  Performance  Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    -1.07
2000    12.13

The year-to-date return as of March 31, 2001 is -7.11%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

       Highest    27.70% (6/30/1999)
       Lowest    -11.63% (3/31/1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year   Inception*

     MicroCap             12.13%   -3.67%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Russell 2000 Index                            -3.02%   10.30%   15.51%
 Lipper Small-Cap Core Fund Average             5.07    12.52    15.52
 Morningstar Small Blend Category Average      12.84    12.95    15.92


     * Period from May 1, 1998, date shares first offered to the public, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 Year         3 Years         5 Years       10 Years
   ---------------------------------------------------------------
              $122            $381           $660          $1,455


                           Account Operating Expenses

       Management Fees...................   1.00%
       Other Expenses....................   0.20

        Total Account Operating Expenses    1.20%


     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

MidCap Account
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

Main Strategies
The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 65% of its assets in companies with a market capitalization between $1 billion and $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

Invista uses a bottom-up approach in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.

Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of Accounts. The value of the Account's equity securities may fluctuate on a daily basis. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. It is designed for a portion of your investments. It is not appropriate if you are seeking income or conservation of capital.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    53.50
1992    14.94
1993    19.28
1994    0.78
1995    29.01
1996    21.11
1997    22.75
1998    3.69
1999    13.04
2000    14.59

The year-to-date return as of March 31, 2001 is -7.91%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

           Highest    25.86% (3/31/1991)
           Lowest    -20.01% (9/30/1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     MidCap               14.59%   14.83%   18.51%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P MidCap 400 Index                          17.51%   20.39%   19.84%
 Lipper Mid-Cap Core Fund Average               7.10    16.02    17.08
 Morningstar Mid-Cap Blend Category Average     3.37    14.45    15.76



                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

       1 Year         3 Years         5 Years       10 Years
  ----------------------------------------------------------
         $63            $199           $346            $774


                           Account Operating Expenses


       Management Fees..................   0.60%
       Other Expenses...................   0.02

       Total Account Operating Expenses    0.62%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

MidCap Growth Account
The Account seeks long-term growth of capital.


Main Strategies
The Account invests primarily in common stocks of medium capitalization companies. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
o    are in fast growing industries;
o    offer superior earnings growth potential; and
o    are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.



Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. The Account is designed for a portion of your investments. It is not appropriate if you are seeking income or conservation of capital.




Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    10.67
2000    8.10

The year-to-date return as of March 31, 2001 is -22.69%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

        Highest    14.59% (12/31/1999)
        Lowest     -6.99% (9/30/1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
     Account               Year   Inception*

     MidCap Growth         8.10%    5.57%*

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P MidCap 400 Index                          17.51%   20.39%   19.84%
 Russell Midcap Growth Index                  -11.74    17.75    18.08
 Lipper Mid-Cap Core Fund Average               7.10    16.02    17.08
 Lipper Mid-Cap Growth Fund Average            10.01    17.62    19.06
 Morningstar Mid-Cap Growth Category Average   -6.90    17.93    18.03

* Period from May 1, 1998, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

          1 Year         3 Years         5 Years       10 Years
   ------------------------------------------------------------
           $103            $322           $558          $1,236


                           Account Operating Expenses

       Management Fees..................   0.90%
       Other Expenses...................   0.11

        Total Account Operating Expenses   1.01%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

MidCap Growth Equity Account
The Account seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.


Main Strategies
The Account invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 65% of its assets in companies with market capitalizations between $1 billion and $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Growth Index. The Account is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Growth Index. The Account may invest up to 10% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Account is fully invested.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account actively trades its portfolio securities in an attempt to achieve its investment objective. Actively trading portfolio securities increases the Account's trading costs and may have an adverse impact on the Account's performance.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Account's assets rise and fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid for them, you will lose money.


Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth of capital and are willing to accept the potential for short-term fluctuations in the value of your investment. This Account is not designed for income or conservation of capital.

Account Performance Information
As the inception date of the Fund is October 24, 2000, only limited historical performance data is available. The Account's past performance is not necessarily an indication of future performance. The year-to-date return as of March 31, 2001 is -29.03%.


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                                    Since
     Account                     Inception*

     MidCap Growth Equity         -18.70%

                                             Past OnePast FivePast Ten
                                               Year    Years    Years

Russell MidCap Growth Index                  -11.74%   17.75%   18.08%
Lipper Mid-Cap Growth Fund Average            10.01    17.62    19.06
Morningstar Mid-Cap Growth Category Average   -6.90    17.93    18.03


* Period from October 24, 2000, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
    ----------------------------------------------------------
          $136            $425           $734          $1,613


                           Account Operating Expenses

       Management Fees...................   1.00%
       Other Expenses....................    0.34

         Total Account Operating Expenses    1.34%*

     * The Manager has voluntarily agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.10% through April 30, 2002.

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

MidCap Value Account
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.


Main Strategies
Under normal market conditions, the Account invests at least 65% of its total assets in common stocks of companies with a medium market capitalization. Companies may range from the well established and well known to the new and unseasoned. Up to 10% of the Account's assets may be invested in foreign securities.


The stocks are selected using a value-oriented investment approach by the Sub-Advisor, Neuberger Berman which identifies value stocks in several ways. One of the most common identifiers is a low price-to-earnings ratio (stocks selling at multiples of earnings per share that are lower than that of the market as a whole). Other criteria are high dividend yield, a strong balance sheet and financial position, a recent company restructuring with the potential to realize hidden values, strong management and low price-to-book value (net value of the company's assets). Neuberger Berman also looks for companies with consistent cash flow, a sound track record through all phases of the market cycle, a strong position relative to competitors, a high level of management stock ownership and a recent sharp stock price decline that appears to result from a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.

This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. It is anticipated that the annual portfolio turnover rate may be greater than 100%. Turnover rates in excess of 100% generally result in higher transaction costs and may have an adverse impact on the Account's performance.


Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of Accounts. The value of the Account's equity securities may fluctuate on a daily basis. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept short-term fluctuations in the value of your investments. It is designed for a portion of your investments and not designed for you if you are seeking income or conservation of capital.

Account Performance Information
As the inception date of the Account is May 1, 1999, only limited historical performance data is available. The Account's past performance is not necessarily an indication of future performance.


                              Annual Total Returns

2000    31.03

The year-to-date return as of March 31, 2001 is -7.60%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

     Highest    14.17% (9/30/2000)
     Lowest     -1.93% (6/30/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year    Inception*

     MidCap Value          31.03%   24.75%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Russell MidCap Value Index                    19.18%   15.10%   17.86%
 Lipper Mid-Cap Value Fund Average             16.66    14.48    15.62
 Morningstar Mid-Cap Value Category Average    16.82    14.18    15.73


     * Period from May 1, 1999, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

       1 Year         3 Years         5 Years       10 Years
   ---------------------------------------------------------
        $132            $411           $713          $1,579


                           Account Operating Expenses

       Management Fees..................   1.05%
       Other Expenses...................   0.24

        Total Account Operating Expenses   1.29%*

     * Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.20% for 2000.

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

Money Market Account
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

Main Strategies
The Account invests its assets in a portfolio of money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible" security as defined in the regulations issued under the Investment Company Act of 1940.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
o    to take advantage of market variations;
o    to generate cash to cover sales of Account shares by its shareholders; or
o    upon revised valuation of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The Account does have an ability to borrow money to cover the sale of Account shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
o U.S. Government securities which are issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.
o U.S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality.
o    bank obligations consisting of:
     o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank or
     o bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
o commercial paper that is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs.
o short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity.

o repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may have a longer maturity.

o taxable municipal obligations that are short-term obligations issued or guaranteed by state and municipal issuers that generate taxable income.

Main Risks
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the FDIC or any other government agency.

Investor Profile
The Account is generally a suitable investment if you are seeking monthly dividends to produce income without incurring much principal risk or for your short-term needs.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    5.92
1992    3.48
1993    2.69
1994    3.76
1995    5.59
1996    5.07
1997    5.04
1998    5.20
1999    4.84
2000    6.07

The 7-day yield for the period ended March 31, 2001 was 4.88%. To obtain the Account's current yield information, please call 1-800-247-4123.


      Average annual total returns for the period ending December 31, 2000


     This table shows the Account's average annual returns over the periods indicated.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Money Market          6.07%    5.29%    4.75%


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

          1 Year         3 Years         5 Years       10 Years
---------------------------------------------------------------
            $53            $167           $291            $653


                           Account Operating Expenses


       Management Fees...................   0.50%
       Other Expenses....................   0.02

         Total Account Operating Expenses   0.52%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

Real Estate Account
The Account seeks to generate a high total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

Main Strategies
The Account invests primarily in equity securities of companies engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are effectively permitted to eliminate corporate level federal income taxes if they meet certain requirements of the Internal Revenue Code. REITs are characterized as:
o equity REITs, which primarily own property and generate revenue from rental income;
o    mortgage REITs, which invest in real estate mortgages; and
o hybrid REITs, which combine the characteristics of both equity and mortgage REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies. In selecting securities for the Account, the Manager focuses on equity REITs.

Main Risks
Securities of real estate companies are subject to securities market risks similar those of direct ownership of real estate. These include:
o    declines in the value of real estate
o    risks related to general and local economic conditions
o    dependency on management skills
o    heavy cash flow dependency
o    possible lack of available mortgage funds
o    overbuilding
o    extended  vacancies  in  properties
o    increases in property taxes and operating expenses
o    changes in zoning laws
o    expenses incurred in the cleanup of environmental problems
o    casualty or condemnation losses
o    changes in interest rates


In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
o    are dependent upon management skills and may not be diversified;
o    are subject to cash flow dependency and defaults by borrowers; and
o could fail to qualify for tax-free pass through of income under the Internal Revenue Code.


Because of these factors, the values of the securities held by the Account, and in turn the net asset value of the shares of the Account, change on a daily basis. In addition, the prices of the equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. When shares of the Account are sold, they may be worth more or less than the amount paid for them.

Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth, want to invest in companies engaged in the real estate industry and are willing to accept fluctuations in the value of your investment.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    -4.48
2000    30.97

The year-to-date return as of March 31, 2001 is -3.50%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

         Highest    11.51% (6/30/2000)
         Lowest     -8.40% (9/30/1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year   Inception*

     Real Estate          30.97%    6.03%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Morgan Stanley REIT Index                     26.81%   10.13%   --  %
 Lipper Real Estate Fund Average               25.62    10.26    11.79
 Morningstar Specialty - Real Estate
    Category Average                           25.83    10.31    11.33

* Period from May 1, 1998, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

          1 Year         3 Years         5 Years       10 Years
 --------------------------------------------------------------
           $101            $315           $547          $1,213


                           Account Operating Expenses


       Management Fees...................   0.90%
       Other Expenses....................   0.09

         Total Account Operating Expenses   0.99%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

SmallCap Account
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

Main Strategies
The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 65% of its assets in companies with a market capitalization of $1.5 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forward looking rates of return.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Account is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise and fall, the Account's share price changes. The Account's share price may fluctuate more than that of Accounts primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment. This Account is designed for a portion of your investments.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    43.58
2000    -11.73

The year-to-date return as of March 31, 2001 is -9.32%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

         Highest    26.75% (6/30/1999)
         Lowest    -13.80% (12/31/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year   Inception*

     SmallCap             -11.73%   0.28%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P SmallCap 600 Index                        11.80%   13.56%   17.43%
 Russell 2000 Index                            -3.02    10.30    15.51
 Lipper Small-Cap Core Fund Average             5.07    12.52    15.52
 Morningstar Small Blend Category Average      12.84    12.95    15.92

* Period from May 1, 1998, date first offered to the public, through December 31, 1999.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
  ------------------------------------------------------------
           $92            $287           $498          $1,108


                           Account Operating Expenses


       Management Fees...................   0.85%
       Other Expenses....................   0.05

         Total Account Operating Expenses   0.90%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

SmallCap Growth Account
The Account seeks long-term growth of capital.


Main Strategies
The Account invests primarily in a diversified group of equity securities of small growth companies. Generally, at the time of the Account's initial purchase of a security, the market capitalization of the issuer is less than $1.5 billion. The Account may invest up to 25% of its assets in foreign securities.


Under normal market conditions, the Account invests at least 65% of its assets in equity securities of small companies with the potential for rapid earnings growth. In selecting securities for investment, the Sub-Advisor, Berger, focuses on companies which it believes demonstrate the following traits:
o    Long-term appreciation potential: open-ended business opportunity;
o    Strong revenue-driven earnings growth;
o    Seasoned management team: integrity, ability, commitment, execution;
o    Innovative products or services;
o    Defensible barriers to entry:  e.g. proprietary technology;
o Solid financial statements: profitability, conservative balance sheet and accounting;
o    Long-term market share leaders in emerging and growing industries; and
o    Appropriate valuations.


Berger will generally sell a security when it no longer meets Berger's investment criteria or when it has met Berger's expectations for appreciation. Portfolio securities may be actively traded in pursuit of the Account's goal. Actively trading portfolio securities increases the Account's performance costs and may have an adverse impact on the Account's performance.


Main Risks
Investments in companies with small market capitalizations carry their own risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. This Account is designed for long-term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    95.69
2000    -13.91

The year-to-date return as of March 31, 2001 is -30.28%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

         Highest    59.52% (12/31/1999)
         Lowest    -20.71% (12/31/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year   Inception*

     SmallCap Growth     -13.91%    22.92%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Russell 2000 Growth Index                    -22.43%    7.14%   12.79%
 Lipper Small-Cap Growth Fund Average          -4.95    15.12    17.46
 Morningstar Small Growth Category Average     -5.71    14.57    17.05


* Period from May 1, 1998, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

            1 Year         3 Years         5 Years       10 Years
    -------------------------------------------------------------
             $104            $325           $563          $1,248


                           Account Operating Expenses

       Management Fees...................   1.00%
       Other Expenses....................   0.02

         Total Account Operating Expenses   1.02%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

SmallCap Value Account
The Account seeks long-term growth of capital.


Main Strategies
The Account invests primarily in a diversified group of equity securities of small U.S. companies with a market capitalization of less than $1 billion at the time of the initial purchase. Under normal market conditions, the Account invests at least 65% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios. Up to 10% of the Account's assets may be invested in foreign securities.


The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000(R) Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.

Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.

The Account intends to manage its investments actively to accomplish its investment objective. Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Account may however take advantage of short-term trading opportunities that are consistent with its objective. To the extent that the Account engages in short-term trading, it may have increased transactions costs.

Main Risks
As with any security, the securities in which the Account invests have associated risks. These include risks of:
o Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

o Unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.

o Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Account is not designed for investors seeking income or conservation of capital. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept volatile fluctuations in the value of your investment.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    21.45
2000    23.87

The year-to-date return as of March 31, 2001 is -1.87%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

       Highest    15.32% (6/30/1999)
       Lowest      5.25% (3/31/1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year   Inception*

     SmallCap Value       23.87%    9.62%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Russell 2000 Value Index                      22.83%   12.59%   17.62%
 Lipper Small-Cap Value Fund Average           17.77    13.15    15.91
 Morningstar Small Value Category Average      16.98    12.27    14.86


* Period from May 1, 1998, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

           1 Year         3 Years         5 Years       10 Years
 ---------------------------------------------------------------
            $136            $425           $734          $1,613


                           Account Operating Expenses

       Management Fees...................   1.10%
       Other Expenses....................   0.24

       Total Account Operating Expenses     1.34%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

Utilities Account
The Account seeks to provide current income and long-term growth of income and capital.

Main Strategies
The Account seeks to achieve its objective by investing primarily in equity and fixed income securities companies in the public utilities industry. These companies include:
o companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy; and
o companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).

The Sub-Advisor, Invista, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries. Up to 20% of the Account's assets may be invested in foreign securities.

Under normal market conditions, at least 65% (and up to 100%) of the assets of the Account are invested in equity securities and fixed-income securities in the public utilities industry. The Account does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Account assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Account's assets to achieve its investment objective, Invista considers:
o    changes in interest rates;
o    prevailing market conditions; and
o    general economic and financial conditions.

The Account invests in fixed-income securities, which at the time of purchase, are:
o    rated in one of the top four categories by S&P or Moody's; or
o    if not rated, in the Manager's opinion are of comparable quality.

Main Risks
Since the Account's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
o    increase in fuel and other operating costs;
o    changes in interests rates on borrowings for capital improvement programs;
o    changes in applicable laws and regulations;
o changes in technology which render existing plants, equipment or products obsolete;
o    effects of conservation; and
o    increase in costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bonds rise when interest rates fall and fall when interest rates rise. Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.

The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking quarterly dividends for income or to be reinvested for growth, want to invest in companies in the utilities industry and are willing to accept fluctuations in the value of your investment.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    2.29
2000    19.18


The year-to-date return as of March 31, 2001 is -6.28%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

      Highest      18.18% (9/30/2000)
      Lowest       -6.22% (3/31/1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year   Inception*

     Utilities            19.18%    13.63%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P 500 Index                                 -9.11%   18.31%   17.44%
 Dow Jones Utilities Index with Income         51.07    17.81     --
 Lipper Utilities Fund Average                  7.86    15.36    13.77
 Morningstar Specialty - Utilities
    Category Average                            7.15    15.17    13.66

* Period from May 1, 1998, date shares first offered to the public, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
    ----------------------------------------------------------
           $64            $202           $351            $786


                           Account Operating Expenses

       Management Fees...................   0.60%
       Other Expenses....................   0.03

         Total Account Operating Expenses   0.63%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS
The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.



Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Bond prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.



Repurchase Agreements and Loaned Securities
Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

Currency Contracts
The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging  is a  technique  used in an  attempt to reduce  risk.  If an  Account's
Manager or Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of governmental action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

Forward Commitments
Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.


Warrants
Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its total assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

Risks of High Yield Securities
The Asset Allocation, Balanced, Bond and MidCap Value Accounts may, to varying degrees, invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager and/or Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.


Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Account were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager and/or Sub-Advisor thinks it is in the best interest of shareholders.


Derivatives
To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
o the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Sub-Advisor anticipated;
o the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
o the risk that adverse price movements in an instrument can result in a loss substantially greater than a Account's initial investment; and
o    the counterparty may fail to perform its obligations.

Foreign Securities
Certain of the Accounts may invest in foreign securities. For purposes of these restrictions, foreign securities include:
o companies organized under the laws of  countries  outside  of the U.S.  and
o companies for which the principal securities trading market is outside of the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With  respect  to  certain  foreign  countries,  there  is  the  possibility  of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
o increased social,  political and economic instability;
o a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
o lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
o foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
o relatively new capital market structure or market-oriented economy;
o the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
o restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
o possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Securities of Smaller Companies
To the extent permitted by its investment objectives and policies, an account may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.


Unseasoned Issuers
The Accounts (except Government Securities) may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Temporary or Defensive Measures
For temporary or defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.


There is no limit to the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achive its investment objective.


Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.


Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may generate short-term capital gains. No turnover rate is calculated for the Money Market Account because of the short maturities of the securities in which it invests. You can find the turnover rate for each of the other Accounts in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange (NYSE) is open. The share price is determined as of the close of business of the NYSE (normally at 3:00 p.m. Central Time). When your order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is placed.


For all Accounts, except the Money Market Account, the share price is calculated by: o taking the current market value of the total assets of the Account o subtracting liabilities of the Account o dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Money Market Account reserves the right to determine a share price more than once a day.


NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
o An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The share price of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Manager and/or Sub-Advisor believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
o Foreign securities markets may trade on days when the NYSE is closed (such as customary U.S. holidays) and an Account's share price is not calculated. As a result, the value of an Account's assets may be significantly affected by such trading on days when you cannot purchase or sell shares of the Fund.


DIVIDENDS AND DISTRIBUTIONS

The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.

An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.

The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.

NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation serves as the manager for the Principal Mutual Funds. In its handling of the business affairs of each Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Funds. In addition, the Manager is responsible for the portfolio management fundtions for certain Funds. The individuals responsible for the day-to-day management of those Funds are shown below:

                                   Day-to-day
Accounts                         Account Management           Manager Since

Bond                       William C. Armstrong               July 2000
                           Scott Bennett                      July 2000
                           Lisa A. Stange                     July 2000

Money Market               Michael R. Johnson                 March 1983
                           Alice Robertson                    June 1999

Real Estate                Kelly D. Rush                      April 1998


Portfolio Manager Experience

William C. Armstrong, CFA. Mr. Armstrong leads the multi-sector/core portfolio management group for the stable value division. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Scott Bennett, CFA. Mr. Bennett has been with the Principal Financial Group since 1988. He holds an MBA and a BA from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Michael R. Johnson. Mr. Johnson joined the Principal Financial Group in 1982 and took his current position of directing securities trading in 1994. His responsibilities include managing the fixed-income trading operations and several short-term money market accounts for a company of the Principal Financial Group. He earned his Bachelor's degree in Finance from Iowa State University.

Alice Robertson. Ms. Robertson joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position as trader on the corporate fixed-income trading desk in 1993. Previously Ms. Robertson was an assistant vice-president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.

Kelly D. Rush, CFA. Mr. Rush directs the Real Estate Investment Trust (REIT) activity for a company of the Principal Financial Group. He has been with the Principal Financial Group since 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Lisa A. Stange, CFA. Ms. Stange is a portfolio management team leader. She is responsible for multi-sector fixed income portfolios encompassing a broad array of corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities, as well as private and syndicated debt instruments. She is a co-manager of U.S. corporate and global credit portfolios, and integrally involved in portfolio sector allocation and relative value analysis. She joined the Principal Financial Group in 1989. She received her MBA and BA, both in Finance, from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2000, the funds it managed had assets of approximately $6.56 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

The Manager has signed sub-advisory agreements with various Sub-Advisors for portfolio management functions for certain Funds. The Manager compensates the Sub-Advisor for its services as provided in the sub-advisory agreement. The individuals responsible for the day-to-day management of those Funds are shown on the following pages:

The Sub-Advisors

Sub-Advisor:      Invista,  an indirectly  wholly-owned  subsidiary of Principal
                  Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2000 were approximately $27.4 billion.
                  Invista's  address is 1900 Hub Tower, 699 Walnut,  Des Moines,
                  Iowa 50309.

                                   Day-to-day
             Accounts          Account Management               Manager Since

Balanced                     Douglas Herold                     January 2001
                             Dirk Laschanzky                    January 2001
                             Mary Sunderland                    January 2000

Capital Value                John Pihlblad                      January 2001

Growth                       Mary Sunderland                    January 2000

International                Kurtis D. Spieler                  March 2000

International SmallCap       Brian W. Pattinson                 April 2001

LargeCap Stock Index         Robert Baur                        March 2000
                             Rhonda VanderBeek                  March 2000

MidCap                       K. William Nolin                   February 2000

SmallCap                     John F. McClain                    December 1997
                             Tom Morabito                       October 2000

Utilities                    Catherine A. Zaharis               April 1998


                          Portfolio Manager Experience

Robert Baur, Ph.D. Dr. Baur joined Invista in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.

Douglas Herold, CFA. Mr. Herold is a portfolio manager at Invista specializing in equity research and the management of broad market value portfolios. He also serves as a member of Invista's global consumer staples research team. Prior to joining Invista in 1993, he was an investment officer at Bankers Trust Company for ten years. He received an MBA from Drake University and a BS in Business from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.

Dirk Laschanzky, CFA. As a portfolio manager at Invista, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Invista in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

John McClain. Mr. McClain is a portfolio manager for small company and medium company growth products. He joined Invista in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.

Tom Morabito, CFA. Mr. Morabito joined Invista in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. Since 1994, Mr. Morabito was a manager for Invesco
Management & Research. He received his MBA in Finance from Northeastern University and his Bachelor's degree in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin, CFA. Mr. Nolin has managed the domestic mid-cap products since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Brian W. Pattinson, CFA. Mr. Pattinson is a portfolio manager at Invista. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecomm sectors. He joined Invista in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

John Pihlblad, CFA. Mr. Pihlblad is director of quantitative portfolio management for Invista. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Invista in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Kurtis D. Spieler, CFA. Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Invista in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.

Mary Sunderland, CFA. Prior to joining Invista Capital Management in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. She holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.

Rhonda VanderBeek. Ms. VanderBeek directs trading operations for Invista index accounts. She joined the Principal Financial Group in 1983 as a trading statistical clerk and moved to Invista in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.

Catherine A. Zaharis, CFA. Ms. Zaharis directs portfolio management for the Invista value team and leads the value research group. She joined Invista in 1985. Ms. Zaharis received her MBA from Drake University and her BBA in Finance from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.



Sub-Advisor:      Principal Capital Income Investors,  LLC ("PCII"), an indirect wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including
                  Principal Life Insurance Company. Assets under management as of December 31, 2000 were approximately $33.2 billion. PCII's address is 801 Grand Ave., Des Moines, Iowa 50392.

                                           Day-to-day
             Accounts                  Account Management        Manager Since

Balanced                             William C. Armstrong     October 2000

Government Securities                Martin J. Schafer        May 1985


                          Portfolio Manager Experience

William C. Armstrong, CFA. Mr. Armstrong leads the multi-sector/core portfolio management group for PCII's stable value division. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Martin J. Schafer. Mr. Schafer is a portfolio manager for PCII specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.

Sub-Advisor:      Morgan Stanley,  with principal  offices at 1221 Avenue of the
                  Americas,  New  York,  NY  10020,  provides  a broad  range of portfolio  management  services to  customers  in the U.S. and abroad. As of December 31, 2000, Morgan Stanley, together with
                  its  affiliated   institutional  asset  management  companies,
                  managed investments totaling approximately $171.7 billion as named fiduciary or fiduciary adviser. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to
                  Morgan Stanley Dean Witter  Investment  Management Inc. and on
                  May 1, 2001 the name was changed to Morgan Stanley  Investment
                  Management Inc. The firm continues to do business in certain instances using the name Morgan Stanley Asset Management.

                                       Day-to-day
                  Accounts         Account Management      Manager Since

     Asset Allocation            Francine J. Bovich     May 1994

     Equity Growth               William S. Auslander   October 1999
                                 Philip W. Friedman     October 1999


                          Portfolio Manager Experience

William S. Auslander. Mr. Auslander is a Principal of Morgan Stanley & Co, Incorporated and Morgan Stanley Investment Management Inc. Mr. Auslander joined Morgan Stanley in 1995 as an equity analyst and currently is a portfolio manager in Morgan Stanley's institutional equity group. Prior thereto, he was an equity analyst at Icahn & Co., 1986-1995. He holds a BA in Economics from the University of Wisconsin and an MBA from Columbia University.

Francine J. Bovich. Ms. Bovich is Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley & Co. Incorporated since 1997. Principal
1993-1996. She holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.

Philip W. Friedman. Mr. Friedman is a Manager Director of Morgan Stanley & Co, Incorporated and Morgan Stanley Investment Management Inc. He was a member of Morgan Stand & Co. Incorporated's equity research team (1990-1995) before becoming Director of North American research (1995-1997). Currently, Mr. Friedman is head of Morgan Stanley's institution equity group. He holds a BA from Rutgers University and an MBA from the J.L. Kellogg School of Management at Northwestern University.



Sub-Advisor:      Janus  Capital  Corporation  ("Janus"),  100 Fillmore  Street,
                  Denver CO 80306-4928,  was formed in 1969.  Effective July 12,
                  2000,  Janus  is  owned  in part by  Stilwell  Financial  Inc.
                  ("Stilwell"),   which   owns   approximately   81.5%   of  the
                  outstanding voting stock of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus, owns approximately 12% of Janus' voting stock and, by agreement with Stilwell, selects at least a majority of Janus' Board, subject to the approval of Stilwell, which approval cannot be unreasonably withheld.
                  As of December 31, 2000, Janus managed or administered over $249 billion in assets.


                                          Day-to-day
                   Account            Account Management        Manager Since

      LargeCap Growth               E. Marc Pinto            April 1999


                          Portfolio Manager Experience

E. Marc Pinto, CFA. Mr. Pinto is a Vice President, Janus Capital Corporation and has been with the organization since 1994. Prior to that, Mr. Pinto was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs. He holds a BA in History from Yale University and an MBA from Harvard. He has earned the right to use the Chartered Financial Analyst designation.



Sub-Advisor:      Goldman Sachs Assets  Management  ("GSAM"),  32 Old Slip, 17th
                  Floor,  New York,  NY 10005.  As of  September  1,  1999,  the
                  Investment  Management  Division  ("IMD") was established as a new  operating  division  of  Goldman,  Sachs & Co.  ("Goldman
                  Sachs").   This  newly  created  entity  includes  GSAM.  GSAM
                  provides a wide  range of  discretionary  investment  advisory services,  quantitatively  driven and actively managed to U.S.
                  and   international   equity   portfolios,   U.S.  and  global
                  fixed-income portfolios, commodity and currency products and money market accounts. As of December 31, 2000, GSAM, along with other units of IMD, had assets under management of $281.68 billion.

                                 Day-to-day
Account                       Account Management                  Manager Since

MicroCap                          Melissa Brown                      June 2000
                                  Robert C. Jones                    June 2000
                                  Victor H. Pinter                   June 2000


                          Portfolio Manager Experience

Melissa Brown. Vice President, Goldman. Ms. Brown joined the firm as a senior portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

Robert C. Jones. Managing Director, Goldman. Mr. Jones joined Goldman as a portfolio manager in 1989.

Victor H. Pinter. Managing Director, Goldman. Mr. Clark joined Goldman as a portfolio manager in the Quantitative Equity Management team in 1992.



Sub-Advisor:      The Dreyfus  Corporation  ("Dreyfus"),  200 Park  Avenue,  New
                  York, NY 10166, was formed in 1947.  Dreyfus is a wholly owned subsidiary  of  Mellon  Bank,  N.A.,  which is a wholly  owned subsidiary  of  Mellon  Bank  Corporation  ("Mellon").  As  of
                  December   31,   2000,   Dreyfus   managed   or   administered
                  approximately $150 billion.


                           Day-to-day
Account                 Account Management                  Manager Since

MidCap Growth               John O'Toole                       April 1998


                          Portfolio Manager Experience

John O'Toole, CFA. Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. He holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation.



Sub-Advisor: Turner Investment Partners, Inc. ("Turner") was founded in 1990. Its address is 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312. As of March 31, 2001, Turner had discretionary management authority with respect to approximately $8.3 billion in assets.

                                       Day-to-day
                   Account         Account Management    Manager Since

     MidCap Growth Equity        Christopher K. McHugh   October 2000
                                 William C. McVail       October 2000
                                 Robert E. Turner        October 2000


                          Portfolio Manager Experience

Christopher K. McHugh. Mr. McHugh joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University.

William C. McVail. Mr. McVail, Senior Equity Portfolio Manager, joined Turner in 1998. Prior thereto, he was Portfolio Manager at PNC Equity Advisers. He has 12 years of investment experience.

Robert E. Turner, CFA. Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has 17 years of investment experience. He has earned the right to use the Chartered Financial Analyst designation.



Sub-Advisor:      Neuberger Berman  Management Inc.  ("Neuberger  Berman") is an
                  affiliate of Neuberger Berman,  LLC.  Neuberger Berman, LLC is
                  located  at  605  Third  Avenue,   2nd  Floor,  New  York,  NY
                  10158-0180. Together with Neuberger Berman, the firms manage more than $55.5 billion in total assets (as of December 31, 2000) and continue an asset management history that began in 1939.

                               Day-to-day
              Account      Account Management              Manager Since

MidCap Value             Robert I. Gendelman                April 1999


                          Portfolio Manager Experience

Robert I. Gendelman. Portfolio Manager, Neuberger Berman Management, Inc., since 1994. He holds a BA from the University of Michigan as well as a JD and an MBA from the University of Chicago.

Sub-Advisor:      Berger LLC ("Berger"),  is a Nevada Limited Liability Company,
                  and has been in the investment advisory business for 26 years.
                  It serves as investment advisor or sub-advisor to mutual funds and institutional investors and had assets under management of approximately $7.2 billion as of December 31, 2000. Berger LLC is a subsidiary of Stilwell Management Inc. ("Stilwell"), which owns approximately 86% of Berger LLC, and is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell Financial").

                                   Day-to-day
     Account                    Account Management          Manager Since

SmallCap Growth                  Paul A. La Rocco            January 2001


                          Portfolio Manager Experience

Paul A. LaRocco, CFA. Mr. LaRocco joined Berger as Vice President in December 2000. In 2000, he co-managed small and mid-cap funds for Montgomery Asset Management. From 1998 to 2000, he was a senior portfolio manager at Founders Asset Management, with responsibility for several small and mid-cap growth funds. Prior to that, he was a portfolio manager for a number of small and mid-cap funds at Oppenheimer Funds (1993-98). Mr. LaRocco holds an MBA degree in Finance from the University of Chicago Graduate School of Business and a BS in Physiological Psychology and a BA in Biological Sciences from the University of California, Santa Barbara. He has earned the right to use the Chartered Financial Analyst designation.



Sub-Advisor: J.P. Morgan Investment Management, Inc. ("Morgan"), 522 Fifth Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2000, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $359 billion.

                       Day-to-day
Account             Account Management                  Manager Since

SmallCap Value        Marian U. Pardo                    January 2000


                          Portfolio Manager Experience

Marian U. Pardo. Managing Director of J.P. Morgan Investment Management Inc. since 1998. Ms. Pardo is a senior portfolio manager in the Small Cap Equity Group at J.P. Morgan. She has been at J.P. Morgan since 1968, except for 5 months in 1998 when she was president of a small investment management firm. She holds a BA degree from Barnard College.



Duties of the Manager and Sub-Advisor
The Manager or the Sub-Advisor provides the Board of Directors of the Fund a recommended investment program. Each program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or the Sub-Advisor advises each Account on its investment policies and determines which securities are bought and sold, and in what amounts.

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2000 was:

Asset Allocation             0.84%        MicroCap                1.20%
Balanced                     0.60%        MidCap                  0.62%
Bond                         0.51%        MidCap Growth           0.96%*
Capital Value                0.60%        MidCap Value            1.20%*
Equity Growth                0.73%        Money Market            0.52%
Government Securities        0.51%        Real Estate             0.99%
Growth                       0.60%        SmallCap                0.90%
International                0.90%        SmallCap Growth         1.02%
International SmallCap       1.44%        SmallCap Value          1.16%*
LargeCap Growth              1.20%*       Utilities               0.63%
LargeCap Stock Index         0.40%*

* After waiver

The MidCap Growth Equity Account, which was added to the Fund as of October 24, 2000, has also entered into an agreement with a Sub-Advisor. Under that agreement, the Manager will pay the Sub-Advisor 0.50% (based on a percentage of average daily net assets).


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Accounts as to which the Fund is relying on the order, the Manager may: o hire one or more Sub-Advisors; o change Sub-Advisors; and o reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund will not rely on the order as to any Account until it receives approval from:
o contract owners who have assets in the Account, or
o in the case of a new Account, the Account's sole initial shareholder before the Account is available to contract owners, and
o the Fund states in its prospectus that it intends to rely on the order with respect to the Account.


The Manager will not enter into an agreement with an affiliated Sub-Advisor without that agreement, including the compensation to be paid under it, being similarly approved. The Fund has received the necessary shareholder approval and intends to rely on the order with respect to the Asset Allocation, Equity Growth, LargeCap Growth, LargeCap Growth Equity, MicroCap, MidCap Growth, MidCap Growth Equity, MidCap Value, SmallCap Growth and SmallCap Value Accounts (not all of these Accounts are available through this contract).



MANAGERS' COMMENTS

Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2000. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. The figures do not reflect expenses of the variable life insurance contracts or variable annuity contracts that purchase Account shares; performance figures for the divisions of the contracts would be lower than performance figures for the Accounts due to the additional contract expenses. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

Asset Allocation Account
(Francine Bovich)
After five consecutive years of double-digit gains, equity markets closed 2000 with losses. The strength of 1999's synchronized global recovery gave way to inevitable pressures of growth as oil prices soared, inflation rekindled, and labor markets became stretched. These conditions, along with the smooth transition of Y2K, led central banks to become more vigilant in fending off inflation and embark on a series of interest rate increases. The tighter monetary environment took its toll on the economy and the markets, leading to slower growth and a revaluation of equities. The S&P 500 fell 9.1% for the year. MSCI EAFE fell 14.2% in U.S. dollar terms, due to weakness in currencies and equities. Following a banner year in 1999, emerging market equities were hit hard by slower global growth and fell 30.6% for the year. The winners of 2000 were defensive asset categories, including U.S. fixed income (+11.6%), cash (+5.9%), and REITs (+26.4%).

The slowing growth in the U.S. caused investors to rethink growth expectations for the market as a whole, and for growth stocks in particular. The reassessment of growth expectations led to a significant adjustment in multiples. In this environment, value stocks and defensive stocks outperformed the previously high-flying growth sectors. Worldwide, technology stocks fell 39% during the year, while utilities (+27%) and health care (+32%) outperformed. Within the U.S., value stocks gained (+7.0%) while growth stocks fell (+-22.4%). The anticipation of slower growth in the U.S. was also reflected in the bond markets. Bond yields peaked in the first quarter and steadily declined in the latter quarters, pricing in a slowdown that would eventually lead to an easing of monetary conditions by the central bank. The expectation of slower growth also caused high quality to outperform spread products, as perceptions of credit quality deteriorated throughout the year. The Salomon BIG Index returned 11.6% for the year, with Treasuries (+13.5%) outperforming Corporates (+9.3%) and High Yield (-5.7%).

Non-U.S. stock market performance was plagued by currency weakness through most of the year. The Euro fell as low as 0.83 before rebounding in the fourth quarter, and the Yen declined 6.2% for the year. In local terms, European markets actually outperformed the S&P 500, as Europe's growth was not perceived to be slowing as quickly as in the U.S. Japan, on the other hand, disappointed investors with weak economic growth and remains mired in a deflationary trap. MSCI Japan fell 19.7% in local terms and 28.6% in dollar terms. Asia fared no better than Japan, as investors abandoned the region to seek safe havens during the year. The region's growing emphasis on high tech-related production and exports also contributed to stock underperformance.

Throughout the year, the Asset Allocation Account maintained a diversified investment strategy to the benefit of portfolio results. At the end of 2000, the Account was invested in 38.2% domestic equities, 15.7% non-U.S. equities, 43.5% domestic bonds, and 2.5% short-term investments. It appreciated 1.6% for the year, outperforming the Lipper Flexible Portfolio Fund average return of 0.3%.

The outperformance of the Account was due to allocation decisions and strong security selection of the majority of the underlying implementation strategies. Allocation decisions that contributed positively to results included the portfolio managers' decisions to overweight fixed income and cash, as equities significantly underperformed both of these asset classes during the year. Security selection within U.S. Large Cap Value Equity, Small Company Growth, and International Equity (ADRs) was strong and each of these strategies outperformed their respective benchmarks. A portfolio allocation to U.S. Large Cap Growth detracted from results, as growth strategies in general came under attack in the face of declining economic growth. This was more than offset, however, by other favorable allocation and selection decisions.

Comparison of Change in Value of $10,000 Investment in the Asset Allocation Account, Lipper Flexible Portfolio Fund Average, Morningstar Domestic Hybrid Category, S&P 500 Index and Lehman Brothers Aggregate Bond Index


            Total Returns*
          as of December 31, 2000
        1 Year  5 Year  Since Inception
        1.61%   12.09%  12.30%**

** Since inception 6/1/94


        Lehman              Morningstar     Lipper
       Brothers                            Flexible
      Aggregate     S&P       Domestic     Portfolio      Asset
        Bond        500        Hybrid        Fund       Allocation
        Index      Index      Category      Average      Account*

Thousands

        10          10           10          10           10
"1994"  10.077      10.23        10.006      10.008       10.052
"1995"  11.938      14.069       12.494      12.518       12.128
"1996"  12.369      17.297       14.127      14.22        13.696
"1997"  13.566      23.066       16.704      16.878       16.187
"1998"  14.742      29.657       18.792      19.268       17.673
"1999"  14.62       35.897       20.34       21.686       21.117
"2000"  16.32       32.627       20.759      21.749       21.457


Note: Past performance is not predictive of future performance.


Balanced Account
(William Armstrong and Mary Sunderland)
Following a decade of the domestic equity market advancing rapidly, 2000 provided an opportunity for investors in balanced accounts to experience the benefit of their portfolio structure. A portfolio diversified across many asset classes performed well during 2000, when compared to investments only in the equity market. Fixed income securities increased during the year as interest rates began to decline. International equity markets also declined during the year as the foreign markets moved in response to the lower domestic stock markets.

A quick look back at the events of the past twelve months showed a strong start, followed by a sharp drop in equities and ended with signs that interest rates will soon decline. The year started with the high-flying technology equities moving forward quickly, during the first quarter, as GDP growth continued to advance. The economy had made it through the Y2K scare and had resumed its strong economic growth. The Federal Reserve was positioned to act quickly and continued to raise interest rates in an effort to slow the economy into a soft-landing throughout the first half of the year. The higher interest rates and threat of a slowing economy turned the markets in the early part of the second quarter into a near free-fall. The technology heavy NASDAQ market value dropped in half and broader equity markets also dropped sharply. This declining market also moved overseas as foreign equity markets felt the strain of the economic slowdown and their markets tailed off as well. By the third quarter, the Fed realized the economy had cooled from the earlier interest rate increases. GDP growth was slowing and oil prices started to climb. Consumers' confidence had declined as the Christmas shopping season rolled around.
Retailers were forced to deeply cut prices to stimulate customer demand. Corporate earning estimates have been guided down and the economy has slowed appreciably. As we enter 2001, it is clear the Fed has changed to an easing bias and inflation is not as big of a concern.

The Balanced Account performed well during the year with a slightly positive return for the period. As expected, the Account's performance fell between the equity and fixed income components of the indices. The slowing economy depressed stock prices, but as inflationary pressures eased interest rates declined which in turn pushed up fixed income returns. The final outcome of the presidential election was decided late in the year and the financial markets were generally positive on the outcome and the prospects for an improving economy.

There is no clear-cut  index by which to measure the performance of the Balanced
Account,   but  a   comparison   between  the  S&P  500  Index  and  the  Lehman
Government/Corporate Bond Index is useful for performance measurement.

Comparison of Change in Value of $10,000 Investment in the Balanced Account, Lipper Balanced Fund Average, Morningstar Domestic Hybrid Category, Lehman Brothers Government/Corporate Bond Index, Lehman Brothers Aggregate Bond Index and S&P 500 Index


        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        0.13%   8.89%   12.13%



                  Lehman      Lehman
                  Brothers    Brothers  Morningstar  Lipper
                 Government/  Aggregate  Domestic    Balanced
        S&P 500  Corporate     Bond       Hybrid      Fund      Balanced
         Index   Bond Index    Index     Category    Average    Account*

Thousands

        10         10         10          10          10         10
"1991"  13.048     11.613     11.6        12.387      12.677     13.436
"1992"  14.042     12.493     12.458      13.405      13.569     15.156
"1993"  15.454     13.871     13.673      15.023      15.025     16.833
"1994"  15.657     13.384     13.274      14.638      14.646     16.481
"1995"  21.534     15.959     15.726      18.278      18.331     20.533
"1996"  26.475     16.422     16.297      20.667      20.853     23.229
"1997"  35.304     18.025     17.87       24.437      24.815     27.394
"1998"  45.393     19.732     19.423      27.492      28.16      30.657
"1999"  54.944     19.308     19.264      29.757      30.607     31.393
"2000"  49.939     22.428     21.504      30.37       31.072     31.434


Note: Past performance is not predictive of future performance.


Bond Account
(William Armstrong, Scott Bennett and Lisa Stange)
Investors are seeing the benefits of portfolio diversification since fixed income investments posted positive returns and equities negative for 2000.
Treasury rates moved lower throughout the year, ending more than 1.0% lower, with the Federal Reserve in a rate cutting mood at year-end. This will be positive for fixed income securities with corporates likely to benefit the most.

The Principal Variable Contract Fund Bond Account outperformed the Lehman BAA index during the year with a return of 8.17% vs. 7.41%. The Account is primarily composed of corporate bonds and outperformed its benchmark index by avoiding those companies, which had negative surprises. Specifically, the Account was overweight in safe haven industries such as energy, utilities, and transportation, as well as asset types which do not face corporate surprises, such as asset-backed and commercial mortgage-backed securities.

The environment should be very positive for fixed income investments during 2001. While Account Managers expect continued volatility from individual securities, the general environment for fixed income and specifically corporate bonds is positive. The factors contributing to this improved environment include the Federal Reserve's rate cutting posture, lots of money on the sidelines, improved investor sentiment toward fixed income investments, and corporate yield premiums over Treasury securities at historically high levels.

Comparison of Change in Value of $10,000 Investment in the Bond Account, Lipper Corporate Debt BBB Rated Fund Average, Morningstar Intermediate-Term Bond Category and Lehman Brothers BAA Corporate Index


        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        8.17%   5.14%   8.07%


                                                    Lipper
        Lehman      Lehman         Morningstar   Corporate Debt
        Brothers    Brothers      Intermediate-    BBB Rated
        Aggregate   BAA Corporate  Term Bond         Fund              Bond
        Bond Index    Index        Category         Average          Account*

Thousands

        10            10             10              10                10
"1991"  11.6          11.931         11.662          11.78             11.671
"1992"  12.458        13.053         12.502          12.751            12.766
"1993"  13.673        14.741         13.801          14.322            14.255
"1994"  13.274        14.269         13.286          13.683            13.842
"1995"  15.726        17.511         15.591          16.429            16.91
"1996"  16.297        18.215         16.106          16.953            17.31
"1997"  17.87         20.237         17.517          18.662            19.145
"1998"  19.423        20.496         18.817          19.828            20.617
"1999"  19.264        20.328         18.587          19.495            20.083
"2000"  21.504        21.834         20.343          21.053            21.724


Note: Past performance is not predictive of future performance.


Capital Value Account
(Catherine Zaharis)
The Capital Value Account's results this year were clearly segmented into two periods. The first third of the year saw the Account trail its index, as the technology driven growth stock period of strong performance reached its zenith. From the start of 2000 until late March, tech stocks outperformed every other market sector by a wide margin. During the second half of this year, the tech driven growth mania reversed as companies began to miss their earnings and growth targets. Since the March peak, market sentiment increasingly favored stable, well-managed companies carrying reasonable prices. This proved to be a positive environment for the Account's rebound in performance later in the year.

The Account lagged noticeably during the tech upswing. The Account has always been managed as a value fund, with an investment process designed to capture the historical drivers of value style based returns, that being a reliance on low price to earnings ratios and low price to book ratios to identify the best opportunities. The end result of this process was that the Account owned virtually no tech stocks during the upswing, while its index and peer group owned more than 10% in tech stocks. That weighting difference in the market's hottest sector proved to be a heavy drag on returns. Other than tech companies, the sector and stock selection added value over the index, but the Account Manager's belief that high flying tech stocks did not belong in a value portfolio was too much to overcome.

Account Manager's research indicated that tech stocks were overpriced and should be expected to underperform at some point. This began to occur in the spring, when many tech indexes topped out. At this point, the Account began to outperform its index and finished the year with a strong rally. By sticking to a belief that the fundamentals of value investing would continue to hold true, the Account bounced back nicely as the year drew to a close. Overall, the non-tech, non-growth positioning produced underperformance for the entire year, but the Account performed well once value stocks returned to favor.

The Account Manager's current strategy is focused on maintaining the Account's value characteristics. Managers will continue to pay close attention to valuation, while looking for stocks that have the added characteristics of showing a turnaround in business operations and rising earnings estimates. This combination of attractive valuations and improving business activity will position the Account to add value through stock selection while keeping sector weightings generally in line with the index.

Comparison of Change in Value of $10,000 Investment in the Capital Value Account, Lipper Large-Cap Value Fund Average, Morningstar Large Value Category, S&P 500 Index and S&P 500 Barra Value Index


        Total Returns*
        as of December 31, 2000
        1 Year  5 Year  10 Year
        2.16%   12.01%  14.36%



                                          Lipper
        S&P 500             Morningstar  Large-Cap
      Barra Value  S&P 500  Large Value  Value Fund   Capital Value
         Index      Index    Category      Average      Account*

Thousands

        10          10        10          10             10
"1991"  12.256      13.048    12.851      12.908         13.866
"1992"  13.545      14.042    14.122      14.067         15.187
"1993"  16.066      15.454    15.993      15.692         16.359
"1994"  15.963      15.657    15.863      15.544         16.439
"1995"  21.868      21.534    20.984      20.335         21.684
"1996"  26.679      26.475    25.347      24.561         26.779
"1997"  34.677      35.304    32.193      31.227         34.42
"1998"  39.764      45.393    36.41       36.102         39.094
"1999"  44.822      54.944    38.824      40.156         37.417
"2000"  47.547      49.939    40.948      40.686         38.225


Note: Past performance is not predictive of future performance.


Equity Growth Account
  (previously Aggressive Growth Account)
(William Auslander and Philip Friedman)
Records were set at the dawn of the new millennium although 2000's records were in the opposite direction of 1999's sterling performances. The S&P 500 Index declined 9.11%, the worst year since 1977, the Dow Jones fell 4.67%, its worst performance since 1981 and NASDAQ had its worst year ever, losing 39.29%. In many respects, reviewing the year just completed is a mirror image of the prior year, and the wrong side of the mirror.

This was a challenging environment for most investors and an especially humbling one for growth managers. Alas, most value managers were able to finally savor the sweet taste of outperformance. The Russell 1000 Growth Index fell 22.43%, while the Russell 1000 Value Index advanced 7.01%. The robust first quarter seemed like a continuation of 1999's end of millennium party. However, as the year progressed, a number of economic and market forces picked up steam, with negative implications for earnings and future growth prospects.

With the start of rising interest rates and followed by rapidly rising oil prices, other alarming macroeconomic events included a sharply declining Euro and heightened tensions in the Middle East. There were early warning announcements of earnings disappointments from companies such as Lucent and Intel, which continued and picked up momentum in the second half of the year. The fourth quarter was marked by uncertainty surrounding the outcome of the United States Presidential election and the increasing evidence of a slowdown in economic growth, combined with the uncertainty about the near-term outlook for many companies. This backdrop was particularly unfavorable for the technology sector and benefited value-oriented sectors such as finance, utilities and energy.

The Account was impacted by many of the same forces that negatively impacted its growth fund peers and the growth index averages. These forces included the underperformance of technology as well as the outperformance of the financial, utility and energy sectors as investors shifted to a more defensive posture, areas where Account Managers are traditionally underweight, consistent with their philosophy and charter as growth managers. In addition, a combination of relative underperformance in consumer staples and cyclicals and an overweight in technology (which by year-end had registered the most severe declines) could not offset relatively strong performance in healthcare and capital goods, both of which the fund was overweight in for most of the year.

Within the consumer staples sector, which represented roughly 15% of the portfolio versus 10% of the Index, exposure to media stocks such as Liberty Media, Time Warner and Clear Channel detracted from performance as concerns heightened about declining advertising revenue in the wake of dot com failures and a slowing economy. Investments in more traditional staples stocks such as Philip Morris, Safeway, Pepsi, Quaker, Budweiser and Keebler contributed to performance but did not offset this weakness. Within the consumer cyclicals sector, roughly a market weight position of 8% of the portfolio, exposure to retailers such as Home Depot, and Costco detracted from performance as these stocks, as a group, were hurt by a slowdown in consumer spending and higher labor costs.

The Account entered 2000 with a slight overweight in technology relative to the S&P 500 index and underweight versus its growth peers. Account Managers cut positions to about a market weight during the first quarter, based on a sensitivity to the group's rich valuations and a belief that the lofty multiples assigned to most of the technology sector could not continue to expand at the pace witnessed in 1999, particularly in the largest cap names. This proved to be a prudent decision, particularly during the March to May sell-off in technology (when the NASDAQ declined 40% from its March high to its May low). Account Managers were buyers on weakness throughout the balance of the year, and the portfolio was modestly overweight technology as measured by the S&P 500, but materially underweight the growth indexes at year-end.

The technology sector's 39% decline was the biggest detractor to Account performance in 2000. Stock selection was slightly ahead of the index for the year, which is a bittersweet victory when the sector is the weakest in the market. Leading companies such as Microsoft, Nortel, and Lucent, which led the market on the way up in 1999 were among the biggest detractors to relative performance in 2000. Account Managers continue to believe that over the long-term the technology sector will generate higher earnings growth rates than most other areas of the economy and that the benefits from productivity enhancements afforded by technology advancements will be positive for the overall economy. Despite the volatility, Account Managers want the portfolio to be positioned to participate in that growth.

The Account maintained an overweight in capital goods, emphasizing high quality diversified conglomerates such as Tyco, General Electric and United Technologies, which at year-end represented roughly 16% of the portfolio. These three stocks were members of the top 10 holdings throughout the year, and each was a strong relative performance contributor. Tyco is especially notable as it was the strongest relative performance contributor after suffering severe declines in the fourth quarter of 1999. These holdings represent our willingness to look for growth in less traditional names and their strong performance provided a buffer to weaker areas of the portfolio, particularly in the fourth quarter.

Healthcare was another bright spot, as we maintained an overweight position (average of 14% of the portfolio) in the sector for most of the year and stock selection was superior to the index sector return. We increased our commitment to the sector early in the year based on the group's increasingly attractive relative earnings growth rates, and our belief that Federal Reserve interest rate increases would slow the economy, forcing investors to turn toward more stable growing companies such as the large pharmaceuticals. This proved to be correct, and effective trading around election-cycle volatility added to performance.

After failing to lower interest rates at the December 2000 meeting, the Fed did lower interest rates early in January. This was notable both for doing so on a conference call rather than waiting for a regularly scheduled meeting, and for moving rates down 50 basis points instead of the more typical .25% increment. The move toward lower interest rates should eventually be positive for many of the more economically sensitive groups of stocks. However, with many of those companies just now beginning to adjust business plans and earnings targets to the reality of a slower economy, the challenge facing investors is whether to buy these stocks now, or wait until earnings estimates have bottomed and the impact of recent and likely future interest rate cuts begins to result in a reacceleration of economic activity.

We continue to take a balanced and incremental approach to managing the portfolio and will take advantage of the opportunities that volatility creates. We believe the economy will be weaker in the early part of 2001, setting the stage for a much stronger climate later in 2001 and into 2002. We see the catalysts of further Fed easing, a weakened dollar due to lower interest rates and lower economic growth in the U.S., lower oil prices, and possible global tax cuts due to strong worldwide government surpluses, as the backdrop for future growth. These factors create a favorable environment for equities, and large cap growth stocks in particular.

Comparison of Change in Value of $10,000 Investment in the Equity Growth Account, Lipper Large-Cap Growth Fund Average, Morningstar Large Growth Category and S&P 500 Index

        Total Returns*
        as of December 31, 2000
         1 Year 5 Year  Since Inception
        -11.71% 19.67%  21.64%**

** Since inception 6/1/94



                                     Lipper
                  Morningstar     Large-Cap
        S&P 500   Large Growth   Growth Fund   Equity Growth
         Index    Category         Average        Account*

Thousands

        10          10              10              10
"1994"  10.23       10.114          10.055          10.259
"1995"  14.069      13.378          13.151          14.792
"1996"  17.296      15.913          15.681          18.941
"1997"  23.066      19.891          19.648          24.784
"1998"  29.656      26.566          24.14           29.481
"1999"  35.896      37.118          33.335          41.126
"2000"  32.626      31.888          27.928          36.31


Note: Past performance is not predictive of future performance.


Government Securities Account
(Martin Schafer)
Mortgage Backed Securities (MBS) had a positive year for the period ending December 31, 2000. MBS outperformed most other fixed income asset classes as the other fixed income products underperformed Treasuries due to the Treasury buy-back program. Investors sought MBS for their lack of volatility, as compared to security specific corporate credit event risk.

This Account outperformed the Lipper U.S. Mortgage Fund Average and the Lehman MBS Index for the period. The outperformance is attributable to security selection, timing of cashflows, and a slightly longer duration of portfolio holdings.

The quality and composition of the Account is generally in line with its Lipper U.S. Mortgage Category benchmark. Account Managers continue to hold more discount MBS securities than the Lehman Brothers Mortgage Backed Securities Index and some agencies, but maintain a duration neutral to slightly long approach by holding some cash to offset the lower coupons (discounts). This is a good position to be in while riding out the current refinance wave as a result of rates falling the second half of the year. Discount securities are securities priced below 100 (par). When mortgage holders prepay, discount investors receive 100 (par) versus the market price below par, producing positive returns. Account Managers believe the homeowner's propensity to refinance and the mortgage banker's technology driven inducement to refinance loans puts greater risk on securities priced above par. Managers patiently wait for the opportunity to strategically shorten their duration.

Comparison of Change in Value of $10,000 Investment in the Government Securities Account, Lipper U.S. Mortgage Fund Average, Morningstar Intermediate Gov't. Category and Lehman Brothers Mortgage-Backed Bond Index


        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        11.40%  6.53%   7.93%



        Lehman
       Brothers    Morningstar
       Mortgage-   Intermediate     Lipper      Government
        Backed     Gov't. Bond   U.S. Mortgage  Securities
       Bond Index   Category     Fund Average    Account*

Thousands

        10           10            10             10
"1991"  11.572       11.467        11.479         11.695
"1992"  12.379       12.2          12.18          12.495
"1993"  13.226       13.18         13.087         13.754
"1994"  13.013       12.65         12.541         13.13
"1995"  15.199       14.727        14.576         15.634
"1996"  16.012       15.139        15.14          16.158
"1997"  17.532       16.418        16.439         17.836
"1998"  18.752       17.641        17.438         19.311
"1999"  19.101       17.387        17.551         19.255
"2000"  21.233       19.258        19.369         21.45


Note: Past performance is not predictive of future performance.


Growth Account
(Mary Sunderland)
In 2000, performance in the Growth Account slightly lagged the S&P 500 Index and outperformed the Barra Growth Index by almost 11%. The Index has been dragged down by some of the bellwether stocks including Microsoft and Lucent, which are down 62% and 81%, respectively, so far this year. However, the Account held companies such as Cisco, Sun Micro and EMC, which executed to plan and maintained more of their value. In addition, the Account benefited from exposure to financial stocks, which outperformed in 2000 and had a modest weight in the growth indices. A focus on fundamentals was a significant benefit to performance this year, helping the account to outpace the Index.

Signs of an economic slowdown grew rapidly after the Thanksgiving holiday and the Fed has now signaled they are more concerned about an economic slowdown than inflation causing them to aggressively cut rates in January. Since growth stocks are valued based on growth potential and the level of inflation, an overall deterioration in the economy has a significant impact on price level. As lower interest rates take effect, Account Managers feel growth stocks will form a base and start to recover as the year unfolds. That, and a low inflation environment, will provide a powerful tailwind for growth stocks and the important technology sector over the next six to 12 months. Account Managers plan to remain overweighted in the technology sector relative to the S&P but about in line with most growth-oriented funds. Once the economy stabilizes, technology will likely be one of the first sectors to recover.

Consumer cyclical stocks will continue to rebound in 2001 as the Fed cuts rates. The Account has good exposure to the high quality names in the segment and will likely maintain it over the next six to 12 months. Account Managers emphasize companies, which will benefit from spending patterns of an aging population that is entering its highest earnings years.

Comparison of Change in Value of $10,000 Investment in the Growth Account, Lipper Large-Cap Growth Fund Average, Morningstar Large Growth Category and S&P 500 Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year  Since Inception
        -10.15% 12.64%     14.05%**

** Since inception 5/2/94


                                 Lipper
                 Morningstar    Large-Cap
        S&P 500  Large Growth  Growth Fund   Growth
        Index     Category       Average     Account*

Thousands

        10         10             10           10
"1994"  10.397     10.132         10.187       10.542
"1995"  14.3       13.402         13.324       13.243
"1996"  17.581     15.942         15.888       14.9
"1997"  23.444     19.928         19.908       18.917
"1998"  30.144     26.616         24.459       22.957
"1999"  36.486     37.188         33.775       26.729
"2000"  33.162     31.948         28.297       24.016


Note: Past performance is not predictive of future performance.


International Account
(Kurtis Spieler)
Global equity markets experienced strong performance during the first quarter of 2000. In particular, technology, media and telecom (TMT) stocks led markets upward. Drivers of performance for these growth stocks included strong economic conditions and a seemingly insatiable demand for telecommunication services. This drove valuations in TMT stocks to extraordinarily high levels. During the spring several risks appeared in the economic environment that, along with excessive valuations, led to a large sell off in these TMT stocks. Oil prices spiked up, leading to concerns about consumption. Interest rates from both the United States and Europe continued their upward move as central banks became focused on inflation. This led to increased volatility in equity markets.

During the second half of 2000, an aggressive sector rotation occurred from TMT to defensive stocks and financials. Investors outperformed by buying consumer staples, utilities and pharmaceuticals. Evidence of a slowing economic environment contributed to the underperformance of cyclical stocks and emerging markets. The other major risk in global markets was the steady decline of the Euro for the first 10 months of the year. High oil prices, capital outflows from mergers and acquisitions, and concerns with the European Central Bank led to currency weakness. The Euro has since rebounded as expectations of a relatively weaker U.S. economy led the currency upward.

The Principal Variable Contracts Fund International Account's relative performance during the year was solid, outperforming the EAFE benchmark by around 5.8%. This outperformance was largely due to stock selection in financials, consumer discretionary, industrials and health care. The Account also benefited from its low weighting in Japan, which underperformed other developed markets. On the negative side, stock selection in diversified telecom and materials cost the Account performance.

Currently, Account Managers are finding the best opportunities in beaten-down cyclical, technology and telecom companies. Weights have been lightened in some of the defensive areas that performed very well in 2000 as their valuations have gone too high. The Account Manager's strategy is to continue to invest in high quality companies at discounts to their fair value. These companies are found through a bottom-up, borderless investment approach.

Comparison of Change in Value of $10,000 Investment in the International Account, Lipper International Fund Average, Morningstar Foreign Stock Category and MSCI EAFE Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year  Since Inception
        -8.34%  12.25%  10.67%**

** Since inception date 5/2/94



        Morgan Stanley
          Capital
        International
        EAFE (Europe,    Morningstar
         Australia        Foreign         Lipper
        and Far East)      Stock       International   International
           Index          Category      Fund Average     Account*

Thousands

        10                 10             10               10
"1994"  9.99               9.765          9.758            9.663
"1995"  11.11              10.724         10.676           11.032
"1996"  11.781             12.053         11.934           13.8
"1997"  11.991             12.707         12.583           15.488
"1998"  14.389             14.359         14.221           17.034
"1999"  18.268             20.747         20.023           21.451
"2000"  15.679             17.498         16.899           19.662



Note: Past performance is not predictive of future performance.


International SmallCap Account
(Darren Sleister)
International small cap stocks tend to outperform in periods of increasing global growth and loosening of global monetary policy. Most of 1999 fit this description with economic growth in Asia ex-Japan, Europe and the U.S., and a huge surge in the supply of internet-related stocks and increased liquidity flows. This carried over briefly into the first few months in 2000, however the rest of 2000 was spent in a reversion to the mean, seeing valuation compressions in technology-related stocks, slowing global economic growth, tightening monetary supply and increasing interest rates to ward off inflation.

The Account benefited from the boom in emerging technologies early in the year, however some of these returns were given back as the valuation compression affected the equity markets in general. The Account also benefited largely from oil service companies as the price of oil increased dramatically, giving rise to the need for capacity expansion and increasing demand for oil. Biotechnology, medical technology and alternative energy have been recent themes in the portfolio as direct exposure to telecommunications, internet and semiconductors have largely been sold down as continued weakness is seen in these areas.

For most of the year the Account was overweighted in Europe, Australia and Canada which boded well as these regions faced economic prosperity and their macro conditions were much more favorable than the Asian region. Toward the end of 2000, Account Managers started to grow more positive on the Asia ex-Japan region since expected interest rate cuts in the U.S. should help spur economic growth. Many statistics also point to a bottoming of the electronics cycle as well, but a U.S. slowdown will likely keep exports from Asian countries slightly lower than the past few years.

Going forward Account Managers expect oil prices will stabilize in the $25 dollar range. Global growth will continue to slow and technology valuations remain at risk. Account Managers continue to look for high quality growth opportunities that have attractive valuation parameters. It is possible that value stocks will periodically outperform for periods of a quarter or more, but over the long term Account Managers remain committed to growth at a reasonable price as a means for long term equity appreciation.

Comparison of Change in Value of $10,000 Investment in the International SmallCap Account, Lipper International Small-Cap Fund Average, Morningstar Foreign Stock Category and MSCI EAFE Index


        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        -11.50%                     17.49%**
** Since inception date 5/1/98




        Morgan Stanley
          Capital
        International
        EAFE (Europe,      Morningstar     Lipper
         Australia          Foreign     International  International
         and Far East)       Stock        SmallCap       SmallCap
            Index           Category     Fund Average    Account*

Thousands

           10                10            10             10
"1998"     10.379            9.672         9.261          8.963
"1999"     13.177            13.975        16.245         17.371
"2000"     11.31             11.787        13.837         15.373



Note: Past performance is not predictive of future performance.


LargeCap Growth Account
(E. Marc Pinto)
For the 12-month period ending December 31, 2000, the LargeCap Growth Account lost 11.99%. These results compare to a 9.10% loss posted by its benchmark, the S&P 500 Index.

It was an extremely difficult year for the financial markets. A belief early in the year that the U.S. economy was expanding too rapidly for its own good quickly gave way to fears that the economy was edging toward recession. Almost across the board, stocks finished lower, with the high-growth companies of the Nasdaq Composite Index bearing the brunt of the sell-off.

This uncertain outlook and the massive market volatility that accompanied it obviously hindered the Account's performance. Although a number of stable growth franchises were able to overcome the difficulties to trade higher, several key portfolio holdings declined, pulling the Account's overall performance lower. Account Managers responded by redoubling efforts to balance the portfolio's exposure to fast-growing stocks with positions in more traditional growth franchises such as mortgage giant Fannie Mae and brewer Anheuser-Busch, both of which were top performers. Unfortunately, the exposure to high-growth areas such as wireless - which remains a major portfolio theme - produced mixed results, with service providers such as Nextel falling while handset leader, Nokia, held its ground in an increasingly volatile environment.

Looking forward, it is far from clear whether the U.S. economy is on the path to a soft landing. Consumer confidence has waned in the face of corporate layoffs, higher energy prices and the sharp correction in stock prices. For that reason, Managers are monitoring economic developments closely and have tried to maintain balance in the portfolio by selectively adding both high-growth companies that are now trading at attractive valuations as well as more stable growers that are felt to be capable of performing well in periods of economic turbulence. As always, Account Managers remain steadfast in a belief that a thorough understanding of the drivers behind each individual holding remains the best way to navigate even the most uncertain market environment.

Comparison of Change in Value of $10,000 Investment in the LargeCap Growth Account, Lipper Large-Cap Growth Fund Average, Morningstar Large Growth Category and Russell 1000 Growth Index


        Total Returns*
        as of December 31, 2000
        1 Year  Since Inception
        -11.99     9.67%**

** Since inception date 5/3/99



                                     Lipper
        Russell     Morningstar    Large-Cap     LargeCap
      1000 Growth   Large Growth  Growth Fund     Growth
         Index        Category      Average      Account*

Thousands

        10             10           10             10
"1999"  12.504         12.81        12.668         13.247
"2000"  9.701          11.005       10.613         11.659


Note: Past performance is not predictive of future performance.


LargeCap Stock Index Account
(Robert Baur and Rhonda VanderBeek)
The LargeCap Stock Index Account seeks investment results that correspond with the total return performance of the Standard & Poor's 500 Index. The percentage of total assets of the Account allocated to each of the 500 stocks closely follows the weighting of each of the stocks in the S&P 500 Index*.

The return for calendar year 2000 for the LargeCap Stock Index Account was -9.67%. During the same period, the total return of the S&P 500 Index was -9.10%.

The economic backdrop for investors had been good during the first half of 2000, but a significant slowing of economic growth began in the third quarter. Late in the year, the slowdown intensified and economic growth fell to just 1.4% (annual basis) for the fourth quarter. This was well below the 4% to 5% economic growth of the previous several quarters. Although the stock market began the year with a strong rise in the first quarter, equity prices deteriorated as the year progressed. Rising interest rates and higher prices for oil and natural gas took their toll on stock prices.

Stock market investors were kept on the edge of their seats over the last year as powerful price rallies gave way to disquieting price swoons. Volatility surged; the number of large daily price swings was the highest of any year since 1974. Tech stock prices fell dramatically in the fourth quarter and most major stock indices ended the year in the negative column. Investors were concerned that the economic slowdown might turn into a recession. Since the LargeCap Stock Index Account attempts to mirror the performance of the S&P 500 Index, Account returns were similarly volatile and negative.

* Standard & Poor's 500(R) and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Principal Life Insurance Company and Principal Management Corporation. The Account is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

Comparison of Change in Value of $10,000 Investment in the LargeCap Stock Index Account, Lipper S&P 500 Index Fund Average, Morningstar Large Blend Category and S&P 500 Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        -9.67%  -0.96%**
** Since inception date 5/3/99



                Morningstar     Lipper
      S&P 500   Large Blend  S&P 500 Index    LargeCap Stock
       Index     Category     Fund Average    Index Account*

Thousands

        10        10              10               10
"1999"  11.1      11.153          11.615           10.893
"2000"  10.089    10.376          10.503           9.84


Note: Past performance is not predictive of future performance.


MicroCap Account
(Melissa Brown, Robert Jones and Victor Pinter)
After generating very strong returns for a number of years, the equity markets reversed course in the year 2000. The correction began in March, as continued strong economic growth, inflationary pressures and rising interest rates unnerved investors. While other types of stocks declined, high valuation technology issues, and many Internet stocks in particular, experienced the largest declines.

The equity markets rebounded for a brief period during the summer. Investors hoped that signs of moderate economic growth would result in an end to interest rate hikes by the Federal Reserve Board. However, market sentiment shifted yet again in the fall, due in part to uncertainty regarding the state of corporate profits in the face of an economic slowdown, and uncertainty over the presidential election. By the end of the year, the technology-laden NASDAQ was down 54% from its peak in March and 39.3% for the year - its worst performance since it was created in 1971. The S&P 500 Index fell 9.10% for the year, its poorest showing since 1977.

Market leadership changed several times during the reporting period. By the end of 2000, value stocks had generated strong results after years of underperforming their growth counterparts. In fact, 2000 was the worst year for absolute returns of the Russell 1000 Growth Index (-22.4%) and Russell 2000 Growth Index (-3.03%). In contrast, the Russell 1000 Value Index and Russell 2000 Value Index returned 7.01% and 22.81%, respectively. The disparity of returns was largely due to the higher percentage of technology stocks in the growth indices.

The Goldman Sachs Quantitative Equity Management Team assumed responsibility for management of the MicroCap Account on August 1, 2000. The portfolio employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.'s Global Investment Research Department and consensus opinions with quantitative analysis generated by GSAM's proprietary model. This quantitative system evaluates each stock using many different criteria, including valuation measures, growth expectations, earnings momentum and risk profile. It also objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. The portfolio construction process evaluates stocks based on their overall expected return and their contribution to portfolio risk. The resulting portfolio is the one that has the highest potential return for the targeted amount of risk.

During the one-year period ending December 31, 2000, the returns of the Account's various investment themes were erratic. Virtually every theme experienced one of its best months since inception, as well as one of its worst months ever. In addition, during some months there were extremely positive returns for one variable and extremely negative for another variable, reflecting the high overall return dispersion nature of the market. Overall, our Momentum and Value themes contributed positively to performance during the year, while the Research theme detracted from results in the small-cap universe. From a sector standpoint, technology, healthcare, and consumer services stock picks enhanced results within the small-cap universe, while financials and basic materials holdings generated disappointing returns relative to the Russell 2000 Index.

Looking forward, Account Managers continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should perform better than poor momentum stocks.

Comparison of Change in Value of $10,000 Investment in the MicroCap Account, Lipper Small-Cap Core Fund Average, Morningstar Small Blend Category and Russell 2000 Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        12.13%  -3.67%**
** Since inception date 5/1/98



                   Morningstar      Lipper
     Russell 2000  Small Blend   Small-Cap Core   MicroCap
        Index       Category      Fund Average    Account*

Thousands

        10           10              10             10
"1998"  8.806        8.609           8.873          8.158
"1999"  10.678       10.174          11.396         8.071
"2000"  10.356       11.48           11.974         9.05


Note: Past performance is not predictive of future performance.


MidCap Account
(K. William Nolin)
The MidCap Account is generally managed with a fundamental analysis approach. Account Managers believe that the future cash flow a business will generate will ultimately determine the value of that business today. Within this framework, companies are identified that have competitive advantages which can be sustained and improved upon. Those companies are then bought at discounts to their future value.

During the past year, investors have looked beyond the largest companies to find good value. As a result, the S&P MidCap 400 Index outperformed the S&P 500. The S&P MidCap 400 was up 17.50% and the S&P 500 was down 9.10%. The Account was up 14.56%, yet trailed the S&P MidCap 400 Index slightly. The Account's exposure to technology during the early spring sell-off contributed to this underperformance.

The economic backdrop for investors started out very strong last year, but became less favorable as the year rolled on. The economy has been extraordinarily robust, yet recently has shown clear signs of weakening. Inflation has been and continues to be modest, although benefit costs have been trending higher. Corporate profit growth set records early in the year, but now is slowing. Expectations of a slowing economy and slower profit growth led us to cut back on companies exposed to cyclical movements in the late summer. Sectors of cyclical exposures that were reduced included retailers, capital goods companies, and technology companies. Account Managers expect to maintain this position until the fundamentals improve or the stock prices adjust to account for a slowing.

Comparison of Change in Value of $10,000 Investment in the MidCap Account, Lipper Mid-Cap Core Fund Average, Morningstar Mid-Cap Blend Category and S&P Midcap 400 Index



        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        14.59%  14.83%  18.51%




     Morningstar      Lipper
    Mid-Cap Blend  Mid-Cap Core    MidCap    S&P MidCap
      Category     Fund Average    Account*  400 Index

Thousands

        10            10             10        10
"1991"  13.62         15.124         15.349    15.007
"1992"  15.653        16.502         17.642    16.793
"1993"  17.923        18.928         21.044    19.132
"1994"  17.634        18.54          21.208    18.445
"1995"  22.697        24.504         27.361    24.148
"1996"  27.336        28.895         33.137    28.78
"1997"  34.566        34.567         40.676    38.062
"1998"  36.906        38.77          42.176    45.336
"1999"  43.807        53.607         47.676    52.009
"2000"  45.283        57.413         54.632    61.116


Note: Past performance is not predictive of future performance.


MidCap Growth Account
(John O'Toole)
Although the performance of the MidCap Growth Account was positive for the year, Account Managers were nonetheless disappointed that performance did not exceed that of the S&P MidCap 400 Index. For the year, midcap stocks outperformed both large and small capitalization issues by a substantial margin.

Factors that detracted from performance included the very narrow return pattern of the S&P MidCap 400 Index, where only 44 stocks needed to be held at their index weight to mimic the index return. This narrowness is by definition problematic for a portfolio designed to be sector neutral and holding between 150 and 175 stocks. In addition, many midcap portfolios suffered from the dramatic difference in performance between midcap value and growth stocks. For the year, the S&P/BARRA Midcap Value Index returned 27.89%, while the S&P/BARRA Midcap Growth Index returned 9.15% -- a difference of over 1800 basis points. This sharp division in the midcap equity market compounded the narrowness problem and compromised the performance of our equity valuation method.

Consistent with our philosophy of adapting to the market, the Account had a positive exposure at the beginning of 2000 to companies that exhibited above-average earnings growth and positive earnings surprises. When the technology bubble burst in March, Managers naturally had to mitigate the Account's exposure to earnings growth. No sooner had this been accomplished than the market's preferences changed again. This pattern of extraordinary volatility was to repeat itself throughout the year, with value eventually beating growth roundly. Although the Account is growth driven, given the blended style, Managers consider both growth (earnings) and value (price) characteristics of stocks we choose for the Account. In retrospect, the Account's exposure to growth-type valuation factors was too large and its exposure to value-oriented inputs was too small. Subsequently, the Account's Managers have made adjustments, none significant, to its style to incorporate the lessons learned in the anomalous market conditions of 2000.

Two issues that negatively influenced return were Zale Corporation (-39.9%) and Univision Communications (-19.9%). Zale is a national retailer of jewelry, and investors became increasingly concerned over the prospects for the company based upon a slowing national economy and the discretionary nature of jewelry purchases. Univision Communications is a Spanish language television broadcaster that disappointed investors by announcing advertising bookings and rates that were below expectations.

The prospects for midcap companies are dynamic and there are a number of excellent investment opportunities. Account Managers will continue to manage the Account using a market-sensitive valuation model, and consolidate stock selection skills with a disciplined portfolio construction process. The Account will remain economic sector and capitalization neutral relative to its performance benchmark; the goal is to add consistent value through superior stock selection and systematic risk control.

Comparison of Change in Value of $10,000 Investment in the MidCap Growth Account, Lipper Mid-Cap Growth Fund Average, Lipper Mid-Cap Core Fund Average, Morningstar Mid-Cap Growth Category, Russell Midcap Growth Index and S&P 400 MidCap Index



        Total Returns*
        as of December 31, 2000
        1 Year  Since Inception
        8.10%                5.57%**
** Since inception date 5/1/98


                             Morningstar
                 Russell      Mid-Cap       Lipper         Lipper       MidCap
      S&P 400   MidCap Value  Growth      Mid-Cap Core  Mid-Cap Growth  Growth
    MidCap Index    Index     Category    Fund Average   Fund Average   Account*

Thousands

        10        10           10           10              10            10
"1998"  10.538    10.389       10.258       9.672           9.814         9.66
"1999"  12.089    15.719       16.813       13.373          16.964        10.691
"2000"  14.206    13.872       15.653       14.322          18.662        11.557


Note: Past performance is not predictive of future performance.


MidCap Growth Equity Account
(Chris McHugh, William McVail and Robert Turner)
For the period from its inception on October 24 to December 31, 2000, MidCap Growth Equity Account returned -18.70%. The Account's results underperformed the 17.68% loss of the Russell Midcap Growth Index, the benchmark index.

The Account's performance was hurt by a market that was inhospitable to growth stocks (mid-cap value stocks were up sharply and mid-cap growth stocks were down sharply during the period). The Account's growth-oriented holdings -- stocks with strong prospective earnings power and above-average price/earnings ratios -- were hit hard, falling victim to what amounted to an extreme correction in valuations. Investors showed a preference for less expensive, lower-beta stocks that were perceived to be safer.

Only three of the Account's ten sector investments -- in energy, financial services, and materials/processing -- outperformed their corresponding Russell Midcap Growth Index sectors. Energy holdings were up 14% versus 11% for the Index's energy sector, the Account's financial-services holdings advanced 7% versus 1% for the Index sector, and the Account's materials/processing holdings climbed 16% versus a 14% loss for the Index sector.

By far, the Account's technology holdings (which represented the Account's largest single sector weighting, about 40%) detracted the most from performance. The technology sector of the market fell 36% during the reporting period, but the Account's tech holdings dropped 41%. Why was the Account so heavily invested in technology? Because technology is a big part of the Russell Midcap Growth Index. In following a sector-neutral policy, Account Managers keep the sector weightings of the Account close to those of the Russell MidCap Growth Index. Since the sector weightings of the Account are close to those of the Index, a big index sector like technology results in the Account having similarly big holdings in technology stocks.

Contributing the most to performance was a positive return in energy stocks, which benefited from increased pricing power in the oil and natural-gas industries. In absolute terms, the Account's materials/processing stocks had the highest return. It's technology stocks recorded the worst absolute return, due to weak optical- and wireless-technology holdings, which had been one of the market's favorites until a number of industry leaders reported late in the period a slowing of what had been hyperactive revenue and earnings growth.

Comparison of Change in Value of $10,000 Investment in the MidCap Growth Equity Account, Lipper Mid-Cap Growth Fund Average, Morningstar Mid-Cap Growth Category and Russell MidCap Growth Index



        Total Returns*
        as of December 31, 2000

        Since Inception
        -18.70%**

** Since inception date 10/24/00




       Russell       Morningstar       Lipper
     MidCap Growth  Mid-Cap Growth  Mid-Cap Growth    MidCap Growth
        Index         Category       Fund Average     Equity Account*

Thousands

        10            10               10                 10
"2000"  8.239         8.643            8.999              8.13


Note: Past performance is not predictive of future performance.


MidCap Value Account
(Robert Gendelman)
The MidCap Value Account significantly outperformed the Russell MidCap Value Index in the one-year period ending December 31, 2000. The Account gained 31.03% in the period while its benchmark index rose 19.18%.

The market environment in the year 2000 was very different from that of 1999. While 1999 was a year that brought fame and fortune to the NASDAQ, dot.coms, and most anything technology related, 2000 ignited worries that the high valuations given to many tech stocks were not warranted. The Federal Reserve's (Fed) series of interest rate increases began to take effect and resulted in decelerated corporate earnings growth. A slowing economy, high oil prices, a weak Euro, and negative earnings warnings and reports all tempered investor enthusiasm during the year. Growth stocks dominated the market in 1999. But as many growth stocks failed to meet lofty expectations, investors began to seek out high-quality, value-oriented stocks of all market caps.

In this environment, Account Managers continued a commitment to invest in good businesses at attractive prices that possess positive risk-reward characteristics. An allocation to financials is one area where value was added. This was done through a reduction in sector weighting coincident with the start of the Fed's series of rate increases, followed by an increase in sector exposure as Managers felt that the tightening cycle was nearing completion. The Account's financial holdings (27.14% of total equity market value as of 12-31-00) achieved a higher absolute return than those of the Russell MidCap Value Index due to strong stock selection and had the most favorable impact on portfolio total return for the one-year period ended December 31, 2000. Insurance companies MetLife (1.22% of total net assets), ACE Limited (1.26% of total net assets), and XL Capital (1.58% of total net assets) all made solid contributions. Due to high oil prices and industry deregulation, Managers made diligent selections within the utilities and energy sectors (10.13% and 8.65% of total equity market value, respectively). Strong stock selection in both sectors led to better absolute returns as compared to the Index, although the Account was unfortunately underweight the utilities sector. Coastal Corp. (1.14% of total net assets) and Anadarko Petroleum (0.73% of total net assets) both made positive contributions to Account's return. Although it did have a small positive impact on return, the Accounts exposure to technology (7.75% of total equity market value) was reduced over the year because of the market's indiscriminant selling within the sector. Holdings within basic materials (5.60% of total equity market value) and communication services (1.03% of total equity market value) had the least favorable impact on portfolio total return. Smurfit-Stone Container Corp., producer of paper-based packaging and other products, and AK Steel Holding Corp., an integrated steel producer, were two main reasons for the negative impact of basic materials, while Allegiance Telecom was a disappointing communication services holding (all three were eliminated from the portfolio during the period).

The market is, and will likely continue to be, a volatile place. Many things changed from 1999 to 2000 and they will probably change again. Taking this into consideration, Account Managers will continue striving to invest in financially sound, fundamentally fit companies that will grow and prosper for years to come. Account Managers feel that the investment techniques, including risk management, diversification, and a great deal of prudence, will successfully lead the Account's investors through an ever-changing landscape.

Comparison of Change in Value of $10,000 Investment in the MidCap Value Account, Lipper Mid-Cap Value Fund Average, Morningstar Mid-Cap Value Category and Russell Midcap Value Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        31.03%  24.75%**
** Since inception date 5/3/99




      Russell      Morningstar      Lipper
    MidCap Value  Mid-Cap Value   Mid-Cap Value   MidCap Value
       Index        Category       Fund Average     Account*

Thousands

        10          10              10               10
"1999"  9.419       10.023          10.943           11.024
"2000"  11.226      11.709          12.766           14.445


Note: Past performance is not predictive of future performance.


Money Market Account
(Michael Johnson and Alice Robertson)
The Federal Reserve (Fed) spent the first half of 2000 continuing in the credit-tightening mode they commenced during 1999. After adjusting the Fed Funds rate* from 4.75 to 5.50% during the latter half of 1999, the Fed started back up in early 2000. In February they stepped in for the first in a series of three rate hikes - raising the targeted rate from 5.50 to 5.75%. The Fed bumped up another 0.25% at the March Federal Open Market Committee (FOMC) meeting and a final 0.50% at the May FOMC meeting. During the latter part of the year, economic releases were beginning to show some signs of weakness. At the December FOMC meeting, the Fed maintained the 6.50%, however, it moved its bias from that of inflation to weakness. The industry average maturity over the course of 2000 was in the 50-57 day area with the days fluctuating downward when the market was anticipating another Fed rate hike. The Money Market Account strives to stay close to the industry average. Account Managers actively monitor the industry averages in order to keep both yields and average maturities in line. The Account continues to invest from a list of high quality investments that is actively monitored by our fixed income analytical staff.

Investments in the Money Market Account are neither insured nor guaranteed by the U.S. Government. While the Account strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.

* The Fed Funds rate is the rate at which banks lend to each other on an overnight basis.

Real Estate Account
(Kelly Rush)
Real estate stocks provided robust investment performance for the twelve-month period that ended December 31, 2000. The Real Estate Account's 31.0% return easily outdistanced the S&P 500's -9.1%. This was a reversal of fortunes from the prior twelve months when the S&P 500 was up 21.0% while the Real Estate Account lagged at -4.48%.

Triggering this reversal was a decline in enthusiasm for high-growth, technology-oriented stocks. Nervous that technology stock prices had over-inflated, investors sought attractively valued sectors with reliable earnings growth. Real estate stocks fit this profile. Real estate stock prices looked cheap because they had been declining since peaking in October 1997. Meanwhile, earnings growth had been solid in 1998 and 1999, and the outlook for 2000 and beyond was favorable.

As expected, real estate markets remained vibrant throughout 2000. Despite a slowing economy in the second half of the year, there was generally no evidence of deteriorating demand for commercial real estate space. This is not necessarily surprising as real estate demand tends to be a lagging rather than leading indicator.

Demand is expected to soften in 2001 as the economy slows. The good news is U.S. construction activity is at a reasonable pace and a slowing of demand should not be catastrophic. To the contrary, real estate companies are expected to reliably deliver 7-8% earnings growth in 2001.

Relative performance for the Account remained strong in the past twelve months. The Real Estate Account outperformed both its peer average and its benchmark index. Account returns exceeded the Lipper Real Estate Fund (Variable Universe) average by 5.6% and the Morgan Stanley REIT Index by 4.2%. Portfolio over-weightings in owners of multi-family, office and industrial properties drove superior returns. Account Managers also emphasized companies owning real estate in strong coastal markets, especially San Francisco. This strategy also helped to propel relative returns.

Comparison of Change in Value of $10,000 Investment in the Real Estate Account, Lipper Real Estate Fund Average, Morningstar Specialty - Real Estate Category and Morgan Stanley REIT Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        30.97%  6.03%**
** Since inception date 5/1/98


                     Morningstar
                     Specialty -     Lipper
     Morgan Stanley  Real Estate   Real Estate   Real Estate
      REIT Index      Category     Fund Average    Account*

Thousands

        10             10            10             10
"1998"  8.677          8.592         8.25           9.344
"1999"  8.282          8.304         7.991          8.925
"2000"  10.502         10.449        10.038         11.689


Note: Past performance is not predictive of future performance.


SmallCap Account
(John McClain and Tom Morabito)
The SmallCap Account began the year strongly, but as the year progressed, the market fled the growth areas where the Account had overweighted. As a result, performance suffered and the Account underperformed its benchmark indices. The Account returned -11.73%, compared to 11.80% for the S&P 600, -3.02% for the Russell 2000, and 5.07% for the Lipper SmallCap Core Mutual Fund average. (Lipper Variable Universe SmallCap average was -1.50%.)

During the year, the Account increased its exposure to sectors offering more growth, such as technology and communications. This was based on the expectation that the economy would moderate from its very high growth rates of the first half of the year and that fears of further increases of interest rates by the Fed would prove unfounded. Unfortunately, as the year progressed, energy prices spiked higher putting additional pressure on global economic growth. Simultaneously, the Euro weakened significantly putting even more pressure on companies that do business in that region. The cumulative effect of these developments was to shift market worries from too rapid growth to earnings fears, completely bypassing the middle ground scenario (moderate growth) which Account Managers had anticipated. As a result, the market fled the sectors Managers had overweighted and gravitated to more traditional value sectors (such as homebuilders) which had been underweighted. As these trends became apparent, Account Managers shifted the portfolio back towards value but remained overweight in technology.

As discussed above, the market action early in the year favored a growth position and the Account did well. However, toward year-end, several blue chip technology companies announced weaker than expected results, frequently citing weaker than expected growth in Europe. This weakness was probably due to the negative impact of higher energy prices and a sharp decline in the Euro. Earnings fears built as the year closed. Small technology stocks were hit particularly hard as downward price movements were exaggerated by tax loss selling.

Exiting the year, the Account had moderately shifted away from growth toward value but remained overweight in technology. Energy prices remain a significant risk, which is why Account Managers have somewhat reduced the Account's growth weighting. Fortunately, the evidence strongly shows crude inventories should begin to build in the near term and by the middle of next year, crude prices should be noticeably lower than they are currently, possibly falling below $25/barrel ($29/barrel at year-end 2000).

If the economy can achieve a soft landing (moderate growth), spending on areas such as technology and communications should continue to be strong providing a solid foundation for a rebound in the stock prices of many of the Account's holdings.

Comparison of Change in Value of $10,000 Investment in the SmallCap Account, Lipper Small-Cap Core Fund Average, Morningstar Small Blend Category, Russell 2000 Index and S&P 600 Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        -11.73% 0.28%**
** Since inception date 5/1/98





                               Morningstar Lipper
      Russell     S&P 600   Small Blend    Small-Cap Core    SmallCap
     2000 Index    Index     Category        Fund Average    Account*

Thousands

        10         10          10              10              10
"1998"  8.806      8.835       9.341           8.873           7.949
"1999"  10.678     9.931       11.039          11.396          11.413
"2000"  10.356     11.103      12.456          11.974          10.074


Note: Past performance is not predictive of future performance.


SmallCap Growth Account
(Jay Tracey III)
The U.S. stock market experienced a down fourth quarter, led by continued weakness in technology stocks. The tech-heavy NASDAQ Composite Index was down 32.74% and stood more than 50% below its high of last March. The S&P 500 Index declined 7.82%. The Russell 2000 Index declined 6.91%, but the Russell 2000 Growth Index, which has a higher tech weighting, was off 20.20%. In contrast, the "old economy" Dow Jones Industrial Average managed a slight gain of about 1.70%, the only significant benchmark to show a gain in the quarter. Value stocks outperformed growth stocks during the quarter and for the year, in part because of technology, but also because valuations became more important to investors as interest rates increased and profit growth expectations came down with the slowdown in the economy.

Technology, the market's worst performing sector, was the big problem for growth funds in general and the SmallCap Growth Account in particular, even though its holdings performed in line with their benchmarks. The Account is not significantly overweighted in technology, so Managers are continuing to focus on the merits of individual holdings. Account Managers reduced or eliminated positions whose revenue and earnings performance seemed at risk, but added opportunistically to others whose prices declined to attractive levels and whose businesses appear still to be on track. For example, Infospace (0.7% of assets) was added when the stock was under severe stress near the end of the quarter.

Results in the healthcare sector were mixed. Cephalon (2.2% of assets), Regeneron (1.9% of assets) and Invitrogen (2.0% of assets) were among the
Account's stronger biotech holdings. Accredo Health (1.1% of assets), a specialty services provider, also did well. But most other holdings declined as investors increasingly favored companies that generate current earnings over those whose valuations are based on anticipated future results. Account Managers continue to be enthusiastic about biotech companies that have demonstrated technology leadership, addressed large market opportunities, met their milestones and signed significant partnership agreements. Managers believe the Account's holdings are well-positioned to benefit when confidence returns to the market and investors are again willing to look further into the future.

The energy sector, in which the Account is overweighted, was the most positive contributor, led by gains in services companies such as Veritas DGC (3.0% of assets), National-Oilwell (1.7% of assets), Patterson Energy (2.0% of assets) and Precision Drilling (1.8% of assets). Account Managers expect 2001 to be a period of accelerating earnings growth, positive earnings surprises and upward earnings revisions for this group, so managers will continue the Account's overweighting.

Beyond that, it comes down to individual holdings, such as Investors Financial Services (1.7% of assets), which gained another 36% in the quarter. The position was trimmed somewhat toward the end of the quarter, based upon its expanded valuation. Cox Radio (1.4% of assets), rebounding from price weakness in the third quarter, also was a positive performer, as was Skywest (1.8% of assets).

The coming year will be a lower-growth year for the economy and corporate profits. Account Managers believe the bear market in technology is in the past and there are good long-term prospects for the sector. One objective is to be positioned in stocks that are most likely to rebound quickly and strongly when the market recovers, based upon fundamental strength of the underlying companies. Energy is likely to be a bright spot in terms of earnings growth. Account Managers are also optimistic about the outlook for a wide variety of healthcare stocks. Most consumer stocks are uninteresting but, over the next few months, broadcasters may become more attractive as interest rates decrease and the outlook for advertising spending growth improves. For now, the Account will remain underweighted and very selective in the consumer sector.

Comparison of Change in Value of $10,000 Investment in the SmallCap Growth Account, Lipper Small-Cap Growth Fund Average, Morningstar Small Growth Category and Russell 2000 Growth Index



        Total Returns*
        as of December 31, 2000
        1 Year    5 Year
        -13.91%   22.92%**
** Since inception date 5/1/98



                    Morningstar       Lipper
    Russell 2000    Small Growth  Small-Cap Growth   SmallCap Growth
    Growth Index      Category      Fund Average         Account*

Thousands

        10              10             10                10
"1998"  8.993           9.341          8.873             10.296
"1999"  12.868          15.081         14.43             20.148
"2000"  9.982           14.22          13.716            17.345

Note: Past performance is not predictive of future performance.


SmallCap Value Account
(Marian Pardo)
The SmallCap Value Account had a positive year, returning 23.87%. The Account slightly outperformed its benchmark, the Russell 2000 Value Index, which returned 22.83% for the year ending December 31, 2000.

2000 was a difficult year for the U.S. equity markets; the broad small cap market outperformed the S&P 500 for the year, but both were in negative territory. The Russell 2000 Index returned -3.02% for the 12 months ending December 31, 2000, while the S&P 500 returned -9.11% during the same period.

The year was characterized by extreme volatility and a flight to value stocks, as small cap value names dominated performance and many of last year's best performing small telecom, technology and services names plunged. Pharmaceuticals were a clear exception, proving that investors were still interested in companies with strong growth potential and were eager to find substitutes for down-sized tech names. A slowing economy, replete with earnings disappointments and political uncertainty, undermined investor confidence in growth stocks and internet-related names in particular. This movement away from growth stocks was represented by the notable disparity between the Russell style indexes during the year. Small cap value stocks were the top performers for the year as the Russell 2000 Value Index (22.83%) outperformed the Russell 2000 (-3.02%) and the Russell 2000 Growth (-22.43%).

Even though the sector weights of the Account remained within 1% of the Russell 2000 Value Index weights, sector allocation was the main driver behind excess return for the year. Stock selection detracted from return, as the portfolio underperformed the index in 11 of 17 sectors. The Account's holdings in the consumer cyclical, finance and REIT sectors contributed most to overall return, while holdings in the software and services, health services and systems, and semiconductors sectors were detractors.

Holdings that contributed most to performance for the past twelve months included Bank United (finance), Greenpoint Financial (finance) and Gentek Inc. (industrial cyclical). Bank United was up 155.1% and overweighted relative to the index. Greenpoint Financial was up 115.8% and overweighted; Gentek Inc. was up 60.3% and overweighted as well. Holdings that detracted most from performance for the past twelve months included Geon Company (industrial cyclical), Georgia Gulf Corp (industrial cyclical) and Imperial Bancorp (finance). Geon Company was down 45.3% and liquidated by the end of the reporting period. Georgia Gulf was down 42.8% and overweighted relative to the index. Imperial Bancorp was up 17.5% and not held in the portfolio.

Looking ahead, Account Managers expect continued broadening trends that favor a multi-sector investment strategy. A continued emphasis on security selection is well suited to a market environment in which valuations are likely to be driven by fundamentals.

Comparison of Change in Value of $10,000 Investment in the SmallCapValue Account, Lipper Small-Cap Value Fund Average, Morningstar Small Value Category and Russell 2000 Value Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        23.87%                9.62%**
** Since inception date 5/1/98



                     Morningstar        Lipper
    Russell 2000     Small Value    Small-Cap Value   SmallCap Value
     Value Index       Category       Fund Average        Account*

Thousands

        10             10               10                   10
"1998"  8.592          8.441            8.873                8.494
"1999"  8.464          8.82             9.435                10.316
"2000"  10.396         10.318           11.112               12.778


Note: Past performance is not predictive of future performance.


Utilities Account
(Catherine Zaharis)
The utilities industry again has been marked by returns that are dramatically different for each industry. Returns for this sector were stronger than the broader market, with one year utility returns over twice the S&P 500 returns. However, the Utilities Account, as well as our peers, dramatically lagged the Utility benchmark. The Dow Jones Utility Index represents electric and gas utility companies. These firms have been beneficiaries of several scenarios in the U.S. that have been quite positive for this sector in the past year. The benchmark excludes telephone companies, which were impacted in a negative fashion by market events.

Demand growth for electricity has begun to rise in this new world economy. Massive amounts of energy are need to provide proper cooling and electrification to high tech facilities. New major power plants to produce electricity have been virtually non-existent in the U.S. for over 10 years. So as demand has grown, supply has not. This was fine in the early 1990's, as there was more than enough electricity to go around. However, we have now used up that extra supply in the U.S. and find ourselves a little short of what is needed on the hottest days. Prices have spiked from $30 per megawatt hour to over $1,000 per megawatt hour. Those companies that have power to sell into the market and have undertaken a generation strategy have performed quite well. Those companies having to purchase power in these markets have suffered. The Account Manager's goal is to find those companies that have the best strategies and have exhibited the ability to execute those strategies effectively.

The telecom industry has been in a very different environment. This industry is one where although usage is growing dramatically, huge amounts of funding are needed to keep up with the most current technology. So although demand is growing, funds are continually needed to plow back into the business to continue to grow. This has hurt many of these companies. Also, traditional areas of growth, such as long distance phone calls have slowed noticeably hurting the traditional bellwethers of this industry. During the past year, Account Managers have focused more on electricity and gas, and have sold some telephone companies as they continue to struggle in this environment.

Account  Managers   continue  to  monitor  industry   conditions  and  look  for
opportunities in either sector.

Comparison of Change in Value of $10,000 Investment in the Utilities Account, Lipper Utilities Fund Average, Morningstar Specialty - Utilities, Dow Jones Utilities Index with Income and S&P 500 Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        19.18%  13.63%**
** Since inception date 5/1/98



                Dow Jones   Morningstar
                Utilities   Specialty -    Lipper
      S&P 500   Index with  Utilities     Utilities     Utilities
       Index      Income     Category    Fund Average   Account*

Thousands

        10         10         10            10             10
"1998"  11.172     10.25      10.973        10.957         11.536
"1999"  13.523     9.663      12.766        12.69          11.8
"2000"  12.291     14.598     13.679        13.687         14.063


Note: Past performance is not predictive of future performance.


Important Notes:

The values of these indexes will vary according to the aggregate value of the common equity of each of the securities included. The indexes represent asset types which are subject to risk, including possible loss of principal. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Investments in the MidCap, SmallCap and International SmallCap Accounts involve more abrupt or erratic market movements and may involve greater risk than other stock fund investments.

The International Accounts' shares are subject to volatility caused by exchange rates, foreign economies and taxation.

The Real Estate Account investing involves risks inherent to the real estate industry and REITs, such as general and local economic conditions.

The Utilities Account is subject to market conditions directly related to the utilities industry.

While the underlying securities of Government Securities Account are guaranteed by the U.S. Government as to the timely payment of principal and interest, Account shares are not.

Dow Jones Utility Index with Income: This average is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.

Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Lehman Brothers Baa Corporate Index: An unmanaged index of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or Standard & Poor's.

Lehman Brothers Government/Corporate Bond Index is composed of all bonds that are investment grade (rated BAA or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Lehman Brothers Mortgage-Backed Bond Index is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Lipper Balanced Fund Average: This average consists of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The one-year average currently contains 470 funds.

Lipper Corporate Debt BBB Rated Fund Average: This average consists of funds which invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The one-year average currently contains 154 funds.

Lipper Flexible Portfolio Fund Average: This average consists of funds which allocate their investments across various asset classes, including domestic common stocks, bonds and money market instruments, with a focus on total return. The one-year average currently contains 246 funds.

Lipper International Fund Average: This average consists of funds which invest in securities primarily traded in markets outside of the United States. The one-year average currently contains 696 funds.

Lipper International Small-Cap Fund Average: This average consists of funds which invest at least 65% of their assets in equity securities of non-United States companies with market capitalizations less than U.S. $1 billion at the time of purchase. The one-year average currently contains 79 funds.

Lipper  Large-Cap  Growth Fund  Average:  This  average  consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 549 funds.

Lipper Large-Cap Value Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 389 funds.

Lipper Mid-Cap Core Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 300% of the dollar weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 145 funds.

Lipper Mid-Cap Growth Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 236 funds

Lipper Mid-Cap Value Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 389 funds

Lipper Real Estate Fund Average: This average consists of funds which invest 65% of their equity portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The one-year average currently contains 144 funds.

Lipper S&P 500 Index Fund Average: This average consists of funds that are passively managed, have limited expenses (advisor fee no higher than 0.50%), and are designed to replicate the performance of the Standard & Poor's 500 Index on a reinvested basis. The one-year average currently contains 135 funds

Lipper Small-Cap Core Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. The one-year average currently contains 199 funds.

Lipper Small-Cap Growth Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar weighted median market capitalization of the S&P Small-Cap 600 Index. These funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The one-year average currently contains 277 funds.

Lipper Small-Cap Value Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar weighted median market capitalization of the S&P Small-Cap 600 Index. These funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. The one-year average currently contains 313 funds.

Lipper U.S. Mortgage Fund Average: this average consists of mutual funds investing at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies. The one year average currently contains 61 mutual funds.

Lipper Utilities Fund Average: This average consists of funds which invest 65% of their equity portfolio in utility shares. The one-year average currently contains 95 funds.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, Far East) Index is a stock index designed to measure the investment returns of developed economies outside of North America.

Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Morningstar Domestic Hybrid Category: Domestic-hybrid funds divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.

Morningstar Foreign Stock Category: Foreign-stock funds can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.

Morningstar Intermediate Government Bond Category: Intermediate-term government funds devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.

Morningstar Intermediate-Term Bond Category: Intermediate-term bond funds have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.

Morningstar Large Blend Category: Large-cap blend funds focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 index.

Morningstar Large Growth Category: Large-cap growth funds invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.

Morningstar Large Value Category: Large-cap value funds focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.

Morningstar Mid-Cap Blend Category: The typical mid-cap blend fund invests in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.

Morningstar Mid-Cap Growth Category: Some mid-cap growth funds invest in stocks of all sizes, but most focus directly on mid-size companies. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.

Morningstar Mid-Cap Value Category: Mid-cap value funds buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

Morningstar Small Blend Category: Small-cap blend funds favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.

Morningstar Small Growth Category: Small-cap growth funds focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.

Morningstar Small Value Category: Small-cap value funds invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

Morningstar Specialty - Real Estate Category: Specialty real-estate funds invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.

Morningstar Specialty - Utilities: Specialty-utilities funds invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These funds tend to provide relatively little capital appreciation, and more in the way of yield. These funds are sensitive to interest rates and industry changes.

Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

Russell Midcap Value Index is an index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.

S&P 600 Index: This is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.

S&P/BARRA 500 Value Index is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

S&P Midcap 400 Index includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


GENERAL INFORMATION ABOUT AN ACCOUNT

Eligible Purchasers
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life Insurance Company or of other insurance companies, 2) Principal Life Insurance Company or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life Insurance Company or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.

Shareholder Rights
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares which the Fund has the authority to issue, without a shareholder vote.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.

Non-Cumulative Voting
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% if the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.

Purchase of Account Shares
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are not restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.

Sale of Account Shares
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which i) disposal by a fund of securities owned by it is not reasonably practicable, ii) it is not reasonably practicable for a fund to fairly determine the value of its net assets; or iii) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.

In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

Restricted Transfers
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven day period.

Financial Statements
You will receive an annual financial statement for the Fund, examined by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited. The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUND, INC.



Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

ASSET ALLOCATION ACCOUNT                                       2000         1999         1998         1997        1996
------------------------                                       -------------------------------------------        ----
Net Asset Value, Beginning of Period...................      $13.23       $12.30       $11.94       $11.48      $11.11
Income from Investment Operations:
   Net Investment Income...............................         .35          .35          .31          .30         .36
   Net Realized and Unrealized Gain (Loss) on Investments      (.17)        2.00          .76         1.72        1.06
                       Total from Investment Operations         .18         2.35         1.07         2.02        1.42
Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.34)        (.35)        (.31)        (.30)       (.36)
   Distributions from Capital Gains....................       (1.05)       (1.07)        (.40)       (1.26)       (.69)
                      Total Dividends and Distributions       (1.39)       (1.42)        (.71)       (1.56)      (1.05)
Net Asset Value, End of Period.........................      $12.02       $13.23       $12.30       $11.94      $11.48
Total Return...........................................        1.61%       19.49%        9.18%       18.19%      12.92%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $94,905      $89,711      $84,089      $76,804     $61,631
   Ratio of Expenses to Average Net Assets.............         .84%         .85%         .89%         .89%        .87%
   Ratio of Net Investment Income to Average Net Assets        2.67%        2.50%        2.51%        2.55%       3.45%
   Portfolio Turnover Rate.............................        67.8%        86.7%       162.7%       131.6%      108.2%

BALANCED ACCOUNT                                               2000         1999         1998         1997        1996
------------------------------------------------------------------- --------------------------------------        ----
Net Asset Value, Beginning of Period...................      $15.41       $16.25       $15.51       $14.44      $13.97
Income from Investment Operations:
   Net Investment Income...............................         .45          .56          .49          .46         .40
   Net Realized and Unrealized Gain (Loss) on Investments      (.43)        (.19)        1.33         2.11        1.41
                       Total from Investment Operations         .02          .37         1.82         2.57        1.81
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --          (.57)        (.49)        (.45)       (.40)
   Distributions from Capital Gains....................         --          (.62)        (.59)       (1.05)       (.94)
   Excess Distributions from Capital Gains(a) .........         --          (.02)          --          --          --
     Total Dividends and Distributions                          --         (1.21)       (1.08)       (1.50)      (1.34)
Net Asset Value, End of Period.........................      $15.43       $15.41       $16.25       $15.51      $14.44
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $167,595     $209,747     $198,603     $133,827     $93,158
   Ratio of Expenses to Average Net Assets.............         .60%         .58%         .59%         .61%        .63%
   Ratio of Net Investment Income to Average Net Assets        2.74%        3.36%        3.37%        3.26%       3.45%
   Portfolio Turnover Rate.............................        62.6%        21.7%        24.2%        69.7%       22.6%

BOND ACCOUNT                                                   2000         1999         1998         1997        1996
------------                                                   ---- --------------------------------------        ----
Net Asset Value, Beginning of Period...................      $10.89       $12.02       $11.78       $11.33      $11.73
Income from Investment Operations:
   Net Investment Income...............................         .85          .81          .66          .76         .68
   Net Realized and Unrealized Gain (Loss) on Investments       .04        (1.12)         .25          .44        (.40)
                       Total from Investment Operations         .89         (.31)         .91         1.20         .28
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --          (.82)        (.66)        (.75)       (.68)
   Excess Distributions from Capital Gains(a)..........         --           --          (.01)         --           --
                      Total Dividends and Distributions         --          (.82)        (.67)        (.75)       (.68)
Net Asset Value, End of Period.........                      $11.78       $10.89       $12.02       $11.78      $11.33
Total Return...........................................        8.17%      (2.59)%        7.69%       10.60%       2.36%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $116,216     $125,067     $121,973      $81,921     $63,387
   Ratio of Expenses to Average Net Assets.............         .51%         .50%         .51%         .52%        .53%
   Ratio of Net Investment Income to Average Net Assets        7.47%        6.78%        6.41%        6.85%       7.00%
   Portfolio Turnover Rate.............................        81.5%        40.1%        26.7%         7.3%        1.7%

CAPITAL VALUE ACCOUNT                                          2000         1999         1998         1997        1996
Net Asset Value, Beginning of Period                         $30.74       $37.19       $34.61       $29.84       $27.80
Income from Investment Operations:
   Net Investment Income...............................         .50          .78          .71          .68         .57
   Net Realized and Unrealized Gain (Loss) on Investments       .13       (2.41)         3.94        7.52          5.82
                       Total from Investment Operations         .63       (1.63)         4.65         8.20        6.39
Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.50)        (.80)        (.71)        (.67)       (.58)
   Distributions from Capital Gains....................        (.15)       (3.13)       (1.36)       (2.76)      (3.77)
   Excess Distributions from Capital Gains(a)..........          --         (.89)          --          --           --
                      Total Dividends and Distributions        (.65)       (4.82)       (2.07)       (3.43)      (4.35)
Net Asset Value, End of Period.........................      $30.72       $30.74       $37.19       $34.61      $29.84
Total Return...........................................        2.16%      (4.29)%       13.58%       28.53%      23.50%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $283,325     $367,927     $385,724     $285,231    $205,019
   Ratio of Expenses to Average Net Assets.............         .60%         .43%         .44%         .47%        .49%
   Ratio of Net Investment Income to Average Net Assets        1.54%        2.05%        2.07%        2.13%       2.06%
   Portfolio Turnover Rate.............................       141.8%        43.4%        22.0%        23.4%       48.5%

EQUITY GROWTH ACCOUNT(b)                                       2000         1999         1998         1997        1996
---------------------                                          -------------------------------------------        ----
Net Asset Value, Beginning of Period                         $23.89       $18.33       $16.30       $14.52      $12.94
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         .02         (.01)         .04          .04        0.11
   Net Realized and Unrealized Gain (Loss) on Investments     (2.73)        7.17         2.99         4.26        3.38
                       Total from Investment Operations       (2.71)        7.16         3.03         4.30        3.49
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           --          (.04)        (.04)       (.11)
   Distributions from Capital Gains....................        (.81)       (1.60)        (.96)       (2.48)      (1.80)
                      Total Dividends and Distributions        (.81)       (1.60)       (1.00)       (2.52)      (1.91)
Net Asset Value, End of Period.........................      $20.37       $23.89       $18.33       $16.30      $14.52
Total Return...........................................    (11.71)%        39.50%       18.95%       30.86%      28.05%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $383,139     $379,062     $224,058     $149,182     $90,106
   Ratio of Expenses to Average Net Assets.............         .73%         .77%         .78%         .82%        .85%
Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................         .08%       (.08)%         .22%         .29%       1.05%
Portfolio Turnover Rate................................        69.1%        89.6%       155.6%       172.6%      166.9%

GOVERNMENT SECURITIES ACCOUNT                                  2000         1999         1998         1997        1996
Net Asset Value, Beginning of Period                         $10.26       $11.01       $10.72       $10.31      $10.55
Income from Investment Operations:
   Net Investment Income...............................         .69          .71          .60          .66         .59
   Net Realized and Unrealized Gain (Loss) on Investment        .48         (.74)         .28          .41        (.24)
                       Total from Investment Operations        1.17         (.03)         .88         1.07         .35
Less Dividends from Net Investment Income..............          --         (.72)        (.59)        (.66)       (.59)
Net Asset Value, End of Period.........................      $11.43       $10.26       $11.01       $10.72      $10.31
Total Return...........................................       11.40%       (.29)%        8.27%       10.39%       3.35%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $127,038     $137,787     $141,317      $94,322     $85,100
   Ratio of Expenses to Average Net Assets.............         .51%         .50%         .50%         .52%        .52%
   Ratio of Net Investment Income to Average Net Assets        6.33%        6.16%        6.15%        6.37%       6.46%
   Portfolio Turnover Rate.............................         4.3%        19.7%        11.0%         9.0%        8.4%

GROWTH ACCOUNT                                                 2000         1999         1998         1997        1996
--------------                                                 ---- --------------------------------------        ----
Net Asset Value, Beginning of Period...................      $23.56       $20.46       $17.21       $13.79      $12.43
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.02)         .14          .21          .18         .16
   Net Realized and Unrealized Gain (Loss) on Investments     (2.29)        3.20         3.45         3.53        1.39
                       Total from Investment Operations       (2.31)        3.34         3.66         3.71        1.55
Less Dividends and Distributions:
   Dividends from Net Investment Income................          --         (.14)        (.21)        (.18)       (.16)
   Distributions from Capital Gains....................       (4.42)        (.10)        (.20)        (.10)       (.03)
   Excess Distributions from Capital Gains(a)..........        (.40)         --            --         (.01)          --
                      Total Dividends and Distributions       (4.82)        (.24)        (.41)        (.29)       (.19)
Net Asset Value, End of Period.........................      $16.43       $23.56       $20.46       $17.21      $13.79
Total Return..........................................       (10.15)%      16.44%       21.36%       26.96%      12.51%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $294,762     $345,882     $259,828     $168,160     $99,612
   Ratio of Expenses to Average Net Assets.............         .60%         .45%         .48%         .50%        .52%
Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................        (.13)%        .67%        1.25%        1.34%       1.61%
Portfolio Turnover Rate................................        83.5%        65.7%         9.0%        15.4%        2.0%

INTERNATIONAL ACCOUNT                                          2000         1999         1998         1997        1996
---------------------                                          ---- --------------------------------------        ----
Net Asset Value, Beginning of Period...................      $15.95       $14.51       $13.90       $13.02      $10.72
Income from Investment Operations:
   Net Investment Income...............................         .10          .48          .26          .23         .22
   Net Realized and Unrealized Gain (Loss) on Investments     (1.48)        3.14         1.11         1.35        2.46
                       Total from Investment Operations       (1.38)        3.62         1.37         1.58        2.68
Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.08)        (.47)        (.25)        (.23)       (.22)
   Distributions from Capital Gains....................        (.35)       (1.46)        (.51)        (.47)       (.16)
   Excess Distributions from Capital Gains(a)..........        (.24)        (.25)         --           --           --
                      Total Dividends and Distributions        (.67)       (2.18)        (.76)        (.70)       (.38)
Net Asset Value, End of Period.........................      $13.90       $15.95       $14.51       $13.90      $13.02
Total Return...........................................      (8.34)%       25.93%        9.98%       12.24%      25.09%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $190,440     $197,235     $153,588     $125,289     $71,682
   Ratio of Expenses to Average Net Assets.............         .90%         .78%         .77%         .87%        .90%
   Ratio of Net Investment Income to Average Net Assets         .81%        3.11%        1.80%        1.92%       2.28%
   Portfolio Turnover Rate.............................        99.9%        65.5%        33.9%        22.7%       12.5%

INTERNATIONAL SMALLCAP ACCOUNT                                 2000         1999         1998(c)
------------------------------                                 ---- -------------------------
Net Asset Value, Beginning of Period...................      $16.66        $9.00        $9.97
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.04)        (.02)          .01
   Net Realized and Unrealized Gain (Loss) on Investments     (1.89)        8.41         (.95)
                       Total from Investment Operations       (1.93)        8.39         (.94)
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           --          (.03)
   Distributions from Capital Gains....................        (.72)        (.25)         --
   Excess Distributions from Capital Gains(a)..........        (.14)         --           --
                      Total Dividends and Distribtuions        (.86)        (.25)        (.03)
Net Asset Value, End of Period.........................      $13.87       $16.66        $9.00
Total Return...........................................      (11.50)%       93.81%     (10.37)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $50,023      $40,040      $13,075
   Ratio of Expenses to Average Net Assets.............        1.44%        1.32%        1.34%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................        (.26)%       (.28)%         .24%(e)
   Portfolio Turnover Rate.............................       292.7%       241.2%        60.3%(e)

LARGECAP GROWTH ACCOUNT                                        2000      1999(f)
-----------------------                                        ----    ---------
Net Asset Value, Beginning of Period...................      $13.26       $9.93
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)...........        (.08)       (.03)
   Net Realized and Unrealized Gain (Loss) on Investments     (1.51)       3.36
                       Total from Investment Operations      (1.59)        3.33
Net Asset Value, End of Period.........................      $11.67      $13.26
Total Return...........................................      (11.99)%  32.47%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $7,399       $7,045
   Ratio of Expenses to Average Net Assets(g)..........        1.20%    1.16%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.66)%    (.47)%(e)
   Portfolio Turnover Rate.............................       24.3%     39.6%(e)

LARGECAP STOCK INDEX ACCOUNT(h)                                2000      1999(f)
----------------------------                                   ----       ----
Net Asset Value, Beginning of Period...................      $10.71       $9.83
Income from Investment Operations:
   Net Investment Income(g)............................         .10         .06
   Net Realized and Unrealized Gain (Loss) on Investments     (1.14)        .97
                       Total from Investment Operations       (1.04)       1.03
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.10)        (.07)
   Distributions from Capital Gains....................       (.01)        (.08)
   Excess Distributions from Capital Gains(a)..........       (.04)          --
                      Total Dividends and Distributions       (.15)        (.15)
Net Asset Value, End of Period.........................       $9.52       $10.71
Total Return...........................................     (9.67)%     8.93%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $59,626      $46,088
   Ratio of Expenses to Average Net Assets(g)..........         .40%     .40%(e)
   Ratio of Net Investment Income to Average Net Assets        1.01%    1.41%(e)
   Portfolio Turnover Rate.............................        11.0%     3.8%(e)

MICROCAP ACCOUNT                                               2000         1999         1998(c)
----------------                                               ---- -------------------------
Net Asset Value, Beginning of Period...................       $8.07        $8.17       $10.04
Income from Investment Operations:
   Net Investment Income(g)............................         .04          .02          .03
   Net Realized and Unrealized Gain (Loss) on Investments       .93         (.11)       (1.86)
                       Total from Investment Operations         .97         (.09)       (1.83)
Less Dividends from Net Investment Income..............        (.04)        (.01)        (.04)
Net Asset Value, End of Period.........................       $9.00        $8.07        $8.17
Total Return                                                  12.13%       (1.07)%     (18.42)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $10,397       $6,418       $5,384
   Ratio of Expenses to Average Net Assets(g)..........        1.06%        1.06%        1.38%(e)
   Ratio of Net Investment Income to Average Net Assets        0.59%        0.22%        0.57%(e)
   Portfolio Turnover Rate.............................       178.8%        88.9%        55.3%(e)

MIDCAP ACCOUNT                                                 2000         1999         1998         1997        1996
--------------                                                 ---- --------------------------------------        ----
Net Asset Value, Beginning of Period...................      $36.90       $34.37       $35.47       $29.74      $25.33
Income from Investment Operations:
   Net Investment Income...............................         .10          .12          .22          .24         .22
   Net Realized and Unrealized Gain on Investments.....        4.76         4.20          .94         6.48        5.07
                       Total from Investment Operations        4.86         4.32         1.16         6.72        5.29
Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.10)        (.12)        (.22)        (.23)       (.22)
   Distributions from Capital Gains....................       (7.19)       (1.67)       (2.04)        (.76)       (.66)
                      Total Dividends and Distributions       (7.29)       (1.79)       (2.26)        (.99)       (.88)
Net Asset Value, End of Period.........................      $34.47       $36.90       $34.37       $35.47      $29.74
Total Return...........................................       14.59%       13.04%        3.69%       22.75%      21.11%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $286,681     $262,350     $259,470     $224,630    $137,161
   Ratio of Expenses to Average Net Assets.............         .62%         .61%         .62%         .64%        .66%
Ratio of Net Investment Income to Average Net Assets...         .28%         .32%         .63%         .79%       1.07%
   Portfolio Turnover Rate.............................       139.6%        79.6%        26.9%         7.8%        8.8%

MIDCAP GROWTH ACCOUNT                                          2000         1999         1998(c)
---------------------                                          ---- -------------------------
Net Asset Value, Beginning of Period...................      $10.66        $9.65        $9.94
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)...........         .02          .02         (.01)
   Net Realized and Unrealized Gain (Loss) on Investments       .77         1.01         (.28)
                       Total from Investment Operations         .79         1.03         (.29)
Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.02)        (.02)        --
   Distributions from Capital Gains....................        (.97)         --          --
                      Total Dividends and Distributions        (.99)        (.02)        --
Net Asset Value, End of Period.........................      $10.46       $10.66        $9.65
Total Return...........................................       8.10%       10.67%      (3.40)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $25,924      $14,264       $8,534
   Ratio of Expenses to Average Net Assets(g)..........         .96%         .96%        1.27%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................        .27%         .26%       (.14)%(e)
   Portfolio Turnover Rate.............................      161.9%        74.1%        91.9%(e)

MIDCAP GROWTH EQUITY ACCOUNT                                   2000(i)
----------------------------                                   ----
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Realized and Unrealized Gain (Loss) on Investments     (1.87)
                       Total from Investment Operations       (1.87)
Net Asset Value, End of Period.........................       $8.13
Total Return...........................................      (18.70)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $5,031
   Ratio of Expenses to Average Net Assets(g)..........        1.09%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................        (.31)%(e)
   Portfolio Turnover Rate.............................       246.9%(e)

MIDCAP VALUE ACCOUNT                                           2000      1999(f)
--------------------                                           ---- ------------
Net Asset Value, Beginning of Period...................      $11.11       $10.09
Income from Investment Operations:
   Net Investment Income(g)............................         --           .02
   Net Realized and Unrealized Gain on Investments.....        3.12         1.24
                       Total from Investment Operations        3.12         1.26
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --         (.02)
   Distributions from Capital Gains....................      (1.66)        (.22)
                      Total Dividends and Distributions      (1.66)        (.24)
Net Asset Value, End of Period.........................      $12.57       $11.11
Total Return...........................................      31.03%    10.24%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $7,739      $5,756
   Ratio of Expenses to Average Net Assets(g)..........        1.20%    1.19%(e)
   Ratio of Net Investment Income to Average Net Assets        .02%      .30%(e)
   Portfolio Turnover Rate.............................      233.2%    154.0%(e)

MONEY MARKET ACCOUNT                                           2000         1999         1998         1997        1996
--------------------                                           ---- --------------------------------------        ----
Net Asset Value, Beginning of Period                         $1.000       $1.000       $1.000       $1.000      $1.000
Income from Investment Operations:
   Net Investment Income...............................        .059         .048         .051         .051        .049
Less Dividends from Net Investment Income..............      (.059)       (.048)       (.051)       (.051)      (.049)
Net Asset Value, End of Period.........................      $1.000       $1.000       $1.000       $1.000      $1.000
Total Return...........................................       6.07%        4.84%        5.20%        5.04%       5.07%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $114,710     $120,924      $83,263      $47,315     $46,244
Ratio of Expenses to Average Net Assets................       0.52%         .52%         .52%         .55%        .56%
Ratio of Net Investment Income to Average Net Assets...       5.88%        4.79%        5.06%        5.12%       5.00%

REAL ESTATE ACCOUNT                                            2000         1999         1998(c)
-------------------                                            ---- -------------------------
Net Asset Value, Beginning of Period...................       $8.20        $9.07       $10.01
Income from Investment Operations:
   Net Investment Income...............................         .44          .43          .32
   Net Realized and Unrealized Gain (Loss) on Investments      2.09         (.85)        (.97)
                       Total from Investment Operations        2.53         (.42)        (.65)
Less Dividends from Net Investment Income..............        (.44)        (.45)        (.29)
Net Asset Value, End of Period.........................      $10.29        $8.20        $9.07
Total Return...........................................       30.97%       (4.48)%      (6.56)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $17,261      $10,560      $10,909
   Ratio of Expenses to Average Net Assets.............         .99%         .99%        1.00%(e)
   Ratio of Net Investment Income to Average Net Assets        5.29%        4.92%        5.40%(e)
   Portfolio Turnover Rate.............................        44.7%       101.9%         5.6%(e)

SMALLCAP ACCOUNT                                               2000         1999         1998(c)
----------------                                               ---- -------------------------
Net Asset Value, Beginning of Period...................      $10.74        $8.21       $10.27
Income from Investment Operations:
   Net Investment Income...............................          .03         --          --
   Net Realized and Unrealized Gain (Loss) on Investments     (1.24)        3.52        (2.06)
                       Total from Investment Operations       (1.21)        3.52        (2.06)
Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.02)          --          --
   Distributions from Capital Gains....................       (1.53)        (.99)         --
   Excess Distributions from Capital Gains(a)..........        (.15)          --          --
                      Total Dividends and Distributions       (1.70)        (.99)         --
Net Asset Value, End of Period.........................       $7.83       $10.74        $8.21
Total Return...........................................     (11.73)%       43.58%      (20.51)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $30,006      $26,110      $12,094
   Ratio of Expenses to Average Net Assets.............         .90%         .91%         .98%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................         .28%         .05%       (.05)%(e)
   Portfolio Turnover Rate.............................       135.4%       111.1%        45.2%(e)

SMALLCAP GROWTH ACCOUNT                                        2000         1999         1998(c)
-----------------------                                        ---- -------------------------
Net Asset Value, Beginning of Period...................      $19.56       $10.10        $9.84
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)...........        (.08)        (.05)        (.04)
   Net Realized and Unrealized Gain on Investments.....       (2.67)         9.70          .30
                       Total from Investment Operations       (2.75)         9.65          .26
Less Dividends and Distributions:
   Distributions from Capital Gains....................        (.98)        (.19)         --
   Excess Distributions from Capital Gains(a)..........        (.24)         --           --
                      Total Dividends and Distributions       (1.22)        (.19)         --
Net Asset Value, End of Period.........................      $15.59       $19.56       $10.10
Total Return...........................................      (13.91)%       95.69%        2.96%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $68,421      $39,675       $8,463
   Ratio of Expenses to Average Net Assets(g)..........        1.02%        1.05%        1.31%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.49)%       (.61)%       (.80)%(e)
   Portfolio Turnover Rate.............................       90.8%        98.0%       166.5%(e)

SMALLCAP VALUE ACCOUNT                                         2000         1999         1998(c)
----------------------                                         ---- -------------------------
Net Asset Value, Beginning of Period...................      $10.06        $8.34        $9.84
Income from Investment Operations:
   Net Investment Income(g)............................         .13          .06          .03
   Net Realized and Unrealized Gain (Loss) on Investments      2.17         1.72        (1.50)
                       Total from Investment Operations        2.30         1.78       (1.47)
Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.12)        (.06)        (.03)
   Dividends from Capital Gains........................        (.89)          --          --
   Excess Distributions from Capital Gains(a)..........        (.09)          --          --
                      Total Dividends and Distributions       (1.10)        (.06)        (.03)
Net Asset Value, End of Period.........................      $11.26       $10.06        $8.34
Total Return...........................................      23.87%       21.45%     (15.06)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $17,358      $11,080       $6,895
   Ratio of Expenses to Average Net Assets(g)..........        1.16%        1.16%        1.56%(e)
   Ratio of Net Investment Income to Average Net Assets        1.31%         .82%         .73%(e)
   Portfolio Turnover Rate.............................       133.0%        89.7%        53.4%(e)

UTILITIES ACCOUNT                                              2000         1999         1998(c)
-----------------                                              ---- -------------------------
Net Asset Value, Beginning of Period...................      $10.90       $10.93        $9.61
Income from Investment Operations:
   Net Investment Income...............................         .24          .23          .15
   Net Realized and Unrealized Gain on Investments.....        1.81          .02         1.35
                       Total from Investment Operations        2.05          .25         1.50
Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.24)        (.23)        (.18)
   Distributions from Capital Gains....................        (.24)        (.05)         --
   Excess Distributions from Capital Gains(a)..........        (.04)         --           --
                      Total Dividends and Distributions        (.52)        (.28)        (.18)
Net Asset Value, End of Period.........................      $12.43       $10.90       $10.93
Total Return...........................................      19.18%         2.29%       15.36%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $43,725      $30,684      $18,298
   Ratio of Expenses to Average Net Assets.............         .63%         .64%         .69%(e)
   Ratio of Net Investment Income to Average Net Assets        2.32%        2.52%        2.93%(e)
   Portfolio Turnover Rate.............................       146.7%        23.0%         9.5%(e)

See accompanying notes.

Notes to Financial Highlights

(a)Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

(b)Effective May 1, 2001, the Aggressive Growth Accounts name was changed to Equity Growth Account.

(c)Period from May 1, 1998, date shares first offered to the public, through December 31, 1998. Per share net investment income and realized and unrealized gains (losses) for the period from the initial purchase of shares through April 30, 1998, were recognized as follows, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. This represents activities of each account prior to the initial public offering.
                                 Date               Net       Per Share Realized
                                 Operations      Investment   and Unrealized
Account                          Commenced        Income       Gains (Losses)

International SmallCap Account  April 16, 1998      $.02$       (.05)
MicroCap Account                April 9, 1998        .01         .03
MidCap Growth  Account          April 23, 1998       .01        (.07)
Real Estate Account             April 23, 1998       .01         --
SmallCap  Account               April 9, 1998         --         .27
SmallCap Growth  Account        April 2, 1998         --        (.16)
SmallCap Value Account          April 16, 1998       .01        (.17)
Utilities Account               April 2, 1998        .04        (.43)

(d)Total return amounts have not been annualized.

(e)Computed on an annualized basis.

(f)Period from May 1, 1999, date shares first offered to the public, through December 31, 1999. Per share net investment income and realized and unrealized gains (losses) for the period from the initial purchase of shares through April 30, 1999, were recognized as follows, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. This represents activities of each account prior to the initial public offering.

                                   Date            Net        Per Share Realized
                                 Operations      Investment      and Unrealized
Account                          Commenced       Income          Gains (Losses)

LargeCap Growth Account         April 15, 1999    $  --              $(.07)
LargeCap Stock Index Account    April 22, 1999      .01               (.18)
MidCap Value Account            April 22, 1999       --                .09

(g)Without the Managers voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following accounts would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                                      Per Share       Ratio of Expenses
                             Periods Ended          Net Investment     to Average Net          Amount
Account                       December 31             Income (Loss)      Assets                Waived

LargeCap Growth Account         2000                   $(.09)               1.25%               $3,916
                                1999                    (.04)               1.23                 2,261

LargeCap Stock Index Account    2000                     .05                 .46                35,453
                                1999                     .05                 .49                15,231

MicroCap Account                2000                    .03                 1.20                11,727
                                1999                    (.01)               1.28                13,239

MidCap Growth Account           2000                    .02                 1.01                10,399
                                1999                    .01                 1.09                14,359

MidCap Growth Equity Account    2000                     --                 1.34                 2,120

MidCap Value Account            2000                     --                 1.29                 5,699
                                1999                    .01                 1.26                 2,360

SmallCap Growth Account         1999                    (.05)               1.07                 3,049

SmallCap Value Account          2000                     .11                1.34                23,858
                                1999                     .04                1.44                23,900

(h)Effective October 24, 2000 the Stock Index 500 Accounts name was changed to LargeCap Stock Index Account.


Additional Information about the Fund is available in the Statement of Additional Information, dated May 1, 2001, which is part of this prospectus. Information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-451-5447.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.



Principal Variable Contracts Fund, Inc. SEC File 811-01944



                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.





                              ACCOUNTS OF THE FUND





Asset Allocation Account                        MicroCap Account
Balanced Account                                MidCap Account
Bond Account                                    MidCap Growth Account
Capital Value Account                           MidCap Growth Equity Account
Equity Growth Account                           MidCap Value Account
   (previously Aggressive Growth Account)       Money Market Account
Government Securities Account                   Real Estate Account
Growth Account                                  SmallCap Account
High Yield Account                              SmallCap Growth Account
International Account                           SmallCap Value Account
International SmallCap Account                  Utilities Account
LargeCap Growth Account
LargeCap Stock Index Account
   (previously Stock Index 500 Account)







   This Prospectus describes a mutual fund organized by Principal Life Insurance Company. The Fund provides a choice of investment objectives through the accounts listed above.




                  The date of this Prospectus is May 1, 2001.





   Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS  ......................................   4
     Asset Allocation Account...............................   6
     Balanced Account.......................................   8
     Bond Account...........................................  10
     Capital Value Account..................................  12
     Equity Growth Account..................................  14
     Government Securities Account..........................  16
     Growth Account.........................................  18
     High Yield Account.....................................
     International Account..................................  20
     International SmallCap Account.........................  24
     LargeCap Growth Account................................  26
     LargeCap Stock Index Account...........................  30
     MicroCap Account.......................................  32
     MidCap Account.........................................  34
     MidCap Growth Account..................................  38
     MidCap Growth Equity Account...........................  40
     MidCap Value Account...................................  36
     Money Market Account...................................  42
     Real Estate Account....................................  44
     SmallCap Account.......................................  46
     SmallCap Growth Account................................  48
     SmallCap Value Account.................................  50
     Utilities Account......................................  52

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.............  54
PRICING OF ACCOUNT SHARES...................................  57

DIVIDENDS AND DISTRIBUTIONS.................................  57

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..............  58
     The Manager............................................  58
     The Sub-Advisors.......................................  58
     Duties of the Manager and Sub-Advisor..................  60

MANAGERS' COMMENTS..........................................  61

GENERAL INFORMATION ABOUT AN ACCOUNT........................  75
     Eligible Purchasers....................................  75
     Shareholders Rights....................................  75
     Non-Cumulative Voting..................................  75
     Purchase of Account Shares.............................  76
     Sale of Account Shares.................................  76
     Restricted Transfers...................................  76
     Financial Statements...................................  76

FINANCIAL HIGHLIGHTS........................................  77
     Notes to Financial Highlights..........................  85

ACCOUNT DESCRIPTIONS
The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the Manager of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.

                    Sub-Advisor                                                                 Account
   Berger LLC ("Berger")                                               SmallCap Growth
   Dreyfus Corporation ("Dreyfus")                                     MidCap Growth
   Goldman Sachs Asset Management ("GSAM")                             MicroCap
   Invista Capital Management, LLC* ("Invista")                        Balanced (equity securities portion), Capital Value,
                                                                       Growth, International, International SmallCap,
                                                                       LargeCap Stock Index, MidCap, SmallCap and Utilities
   Janus Capital Corporation ("Janus")                                 LargeCap Growth
   J.P. Morgan Investment Management Inc. ("Morgan")                   SmallCap Value
   Morgan Stanley Asset Management ("Morgan Stanley")                  Asset Allocation and Equity Growth
   Neuberger Berman Management Inc.
     ("Neuberger Berman")                                              MidCap Value
   Principal Capital Income Investors, LLC* ("PCII")                   Balanced (fixed-income securities portion) and
                                                                       Government Securities
   Turner Investment Partners, Inc. ("Turner")                         MidCap Growth Equity

   * Principal Management Corporation, Invista and PCII are members of the Principal Financial Group.

In the description for each Account, you will find important information about the Account's:

Primary investment strategy
This section summarizes how the Account intends to achieve its investment objective. It identifies the Account's primary investment strategy (including the type or types of securities in which the Account primarily invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.

Annual operating expenses
The annual operating expenses for each Account are deducted from Account assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year (estimates of expenses are shown for Accounts which have not completed a fiscal year of operation). The example is intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The example assumes you invest $10,000 in an Account for the time periods indicated. The example also assumes that your investment has a 5% total return each year and that the Account's operating expenses are the same as the most recent fiscal year expenses (or estimated expenses for the new Accounts). Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.



Account Performance
As  certain  Accounts  have  been  operating  for a limited  period of time,  no historical information is available for those Accounts. If historical information is available, the Account's description includes a set of tables and a bar chart.

The bar chart is included to provide you with an indication of the risks involved when you invest. The chart shows changes in the Account's performance from year to year.

One of the tables compares the Account's average annual returns with:
o a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
o an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistic services.

The other table provides the highest and lowest quarterly rate of return for the Account's shares over the same period of time used in the bar chart.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Money Market Account.

NOTE: Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the FDIC or any other government agency.

           No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations from unauthorized parties may not be relied upon as having been made by an Account, the Fund, the Manager or any Sub-Advisor.

GROWTH-ORIENTED ACCOUNT

Asset Allocation Account
The Account seeks to generate a total investment return consistent with preservation of capital.

Main Strategies
The Account uses a flexible investment policy to establish a diversified global portfolio that will invest in equities and fixed income securities. The Sub-Advisor, Morgan Stanley, will invest in equity securities of domestic and foreign corporations that appear to be undervalued relative to their earnings results or potential, or whose earnings growth prospects appear to be more attractive than the economy as a whole. In addition, Morgan Stanley will invest in debt securities to provide income and to moderate the overall portfolio risk. Typically, Morgan Stanley will invest in high quality fixed-income securities but may invest up to 20% of the Account's assets in high yield securities.

The securities which the Account purchases are identified as belonging to an asset class which include:
o stocks of growth-oriented companies (companies with earnings that are expected to grow more rapidly than the economy as a whole), both foreign and domestic;
o stocks of value-oriented companies (companies with distinctly below average stock price to earnings ratios and stock price to book value ratios, and higher than average dividend yields), both foreign and domestic;
o    domestic real estate investment trusts;
o    fixed income securities, both foreign and domestic; and
o    domestic high yield fixed-income securities.


The Account may invest up to 100% of its assets in foreign securities.


Morgan Stanley does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
o    25% to 75% in equity securities;
o    20% to 60% in debt securities; and
o    0% to 40% in money market instruments.
The allocation is based on Morgan Stanley's judgement as to the general market and economic conditions, trends and investment yields, interest rates, and changes in fiscal or monetary policies.

Main Risks
As with any security, the securities in which the Account invests have associated risks. These include risks of:
o High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.
o Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.
o Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. Morgan Stanley reallocates among asset classes and eliminates asset classes for a period of time, when in it's judgment the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt shifts among asset classes will not occur.

The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. The value of debt securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Money market instruments held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.

Investor Profile
The Account is generally a suitable investment if you are seeking a moderate risk approach towards long-term growth. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.



Annual Total Returns

1995    20.66
1996    12.92
1997    18.19
1998    9.18
1999    19.49
2000    1.61

The year-to-date return as of March 31, 2001 is -6.04%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

     Highest    11.48% (12/31/1999)
     Lowest     -8.16% (9/30/1998)




      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five   Since
        Account            Year     Years  Inception*

     Asset Allocation      1.61%   12.09%    12.30%

                                             Past OnePast FivePast Ten
                                               Year    Years    Years

S&P 500 Index                                 -9.11%   18.31%   17.44%
Lehman Brothers Aggregate Bond Index          11.63     6.45     7.95
Lipper Flexible Portfolio Fund Average         0.29    11.70    12.85
Morningstar Domestic Hybrid Category Average   2.06    10.90    11.82


* Period from June 1, 1994, date shares first offered to the public, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

    1 Year         3 Years         5 Years       10 Years
   ------------------------------------------------------
      $86            $268           $466          $1,037


                           Account Operating Expenses

     Management Fees....................   0.80%
     Other Expenses.....................   0.04

        Total Account Operating Expenses   0.84%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

Balanced Account
The Account seeks to generate a total return consisting of current income and capital appreciation.

Main Strategies
The Account invests primarily in common stocks and fixed-income securities. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.


Invista serves as Sub-Advisor for the portion of the Fund's portfolio that is invested in equity securities. In making its selection Invista looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Fund may invest up to 10% of its assets in securities of foreign companies.


PCII serves as Sub-Advisor for the portion of the Fund's portfolio that is invested in fixed-income securities. Fixed-income securities are purchased to generate income and for capital appreciation purposes when PCII thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Fund may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Main Risks
The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors.

Bond values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Because the Account invests in both stocks and bonds, it may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. As with all mutual funds, as the value of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth but are uncomfortable accepting the risks of investing entirely in common stocks.

Account  Performance  Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


Annual Total Returns

1991    34.36
1992    12.80
1993    11.06
1994    -2.09
1995    24.58
1996    13.13
1997    17.93
1998    11.91
1999    2.40
2000    0.13


The year-to-date return as of March 31, 2001 is -7.91%.

The account's highest/lowest quarterly results during the time period covered by the chart were:

      Highest    12.62% (3/31/1991)
      Lowest     -6.45% (9/30/1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
       Account             Year     Years    Years

     Balanced              0.13%    8.89%   12.13%

                                               Past One Past FivePast Ten
                                                 Year     Years   Years

S&P 500 Index                                    -9.11%  18.31%   17.44%
Lehman Brothers Government/Corporate
  Bond Index                                     11.85    6.23     8.00
Lehman Brothers Aggregate Bond Index             11.63    6.45     7.95
Lipper Balanced Fund Average                      1.52   11.52    12.28
Morningstar Domestic Hybrid Category Average      2.06   10.90    11.82


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
    -------------------------------------------------------
        $61            $192           $335            $750

                           Account Operating Expenses

       Management Fees................   0.58%
       Other Expenses.................   0.02

     Total Account Operating Expenses    0.60%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

INCOME-ORIENTED ACCOUNT

Bond Account
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Main Strategies
The Account invests in fixed-income securities. Generally, the Account invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Account to the possibility of changes in the values of its securities as interest rates change. When interest rates fall, the price per share rises, and when rates rise, the price per share declines.

Under normal circumstances, the Account invests at least 65% of its assets in:
o    debt securities and taxable municipal bonds;
     o rated, at purchase, in one of the top four categories by S&P or Moody's, or
     o if not rated, in the opinion of the Manager, are of comparable quality.
o similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and
o    securities issued or guaranteed by the U.S. Government or its agencies.


The Fund may invest up to 20% of its assets in securities of foreign issuers.


The rest of the Account's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or nonconvertible including:
o    domestic and foreign debt securities;
o    preferred and common stock;
o    foreign government securities; and
o securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's). Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


During the fiscal year ended December 31, 2000, the average ratings of the Account's assets based on market value at each month-end, were as follows (all ratings are by Moody's):

           4.52% in securities rated Aa
          18.40% in securities rated A
          60.41% in securities rated Baa
          15.05% in securities rated Ba
           1.62% in securities rated B

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents. When doing so, the Account is not investing to achieve its investment objectives.

Main Risks
When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of the securities held by the Account may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking monthly dividends to produce income or to be reinvested in additional Account shares to help achieve modest growth objectives without accepting the risks of investing in common stocks.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    16.72
1992    9.38
1993    11.67
1994    -2.90
1995    22.17
1996    2.36
1997    10.60
1998    7.69
1999    -2.59
2000    8.17


The year-to-date return as of March 31, 2001 is 3.92%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

    Highest     8.25% (6/30/1995)
    Lowest     -3.24% (3/31/1996)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Bond                  8.17%    5.14%    8.07%


                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Lehman Brothers BAA Corporate Index            7.41%    5.63%    8.69%
 Lehman Brothers Aggregate Bond Index          11.63     6.45     7.95
 Lipper Corporate Debt BBB Rated Fund Average   7.99     5.26     8.27
 Morningstar Intermediate-Term Bond
    Category Average                            9.45     5.43     7.62


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

  1 Year         3 Years         5 Years       10 Years
-------------------------------------------------------
    $52            $164           $285            $640


                           Account Operating Expenses


       Management Fees................   0.49%
       Other Expenses.................   0.02

       Total Account Operating Expenses  0.51%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

Capital Value Account

The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

Main Strategies
The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Invista, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to their peers. The Account's investments are selected primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Account often invests in stocks considered temporarily out of favor. Investors often overreact to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by the Account.

Invista focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries relative to the benchmark.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Account's assets rise and fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid for them, you will lose money.


Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    38.67
1992    9.52
1993    7.79
1994    0.49
1995    31.91
1996    23.50
1997    28.53
1998    13.58
1999    -4.29
2000    2.16

The year-to-date return as of March 31, 2001 is -6.55%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

      Highest    17.85% (3/31/1991)
      Lowest    -11.61% (9/30/1999)


     Average annual total returns for the period endingd December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Capital Value         2.16%   12.01%  14.36%

                                             Past OnePast FivePast Ten
                                               Year    Years    Years

S&P 500 Barra Value Index                      6.08%   16.79%   16.86%
S&P 500 Index                                 -9.11    18.31    17.44
Russell 1000 Value Index                       7.02    16.90    17.37
Lipper Large-Cap Value Fund Average            1.32    15.74    15.81
Morningstar Large Value Category Average       5.47    13.91    14.95


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
   --------------------------------------------------------
        $61            $192           $335            $750


                           Account Operating Expenses


       Management Fees................   0.59%
       Other Expenses.................   0.01

      Total Account Operating Expenses   0.60%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT


Equity Growth Account

The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.


Main Strategies
The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in overseas markets. The Account invests primarily in companies with market capitalizations of $10 billion or more that exhibit strong or accelerating earnings growth. The Sub-Advisor, Morgan Stanley, emphasizes individual security selection and may focus the Account's holdings within the limits permissible for a diversified fund. The Account's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.


Morgan Stanley follows a flexible investment program in looking for companies with above average capital appreciation potential. Morgan Stanley focuses on companies with consistent or rising earnings growth records and compelling business strategies. Morgan Stanley continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In addition, Morgan Stanley closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is of secondary importance and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


The Account has a long-term investment approach. However, Morgan Stanley considers selling securities of issuers that no longer meet its criteria. To the extent that the Account engages in short-term trading, it may have increased transaction costs and may have an adverse impact on the Account's performance.


Main Risks
The value of the stocks owned by the Account changes on a daily basis. Stock prices can fluctuate dramatically both in the long-term and short-term. The current price reflects the activities of individual companies and general market and economic conditions. Prices of equity securities tend to be more volatile than prices of fixed-income securities. The prices of equity securities rise and fall in response to a number of different factors. In particular, prices of equity securities respond to events that affect entire financial markets or industries (for example, changes in inflation or consumer demand) and to events that affect particular issuers (for example, news about the success or failure of a new product).


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

At times, the Account's market sector (large-capitalization growth-oriented equity securities) may underperform relative to other sectors. The Account may purchase stocks of companies that may have greater risks than other stocks with lower potential for earnings growth.


Investor Profile
The Account is generally a suitable investment if you are willing to accept the risks and uncertainties of investing in equity securities in the hope of earning superior returns. As with all mutual funds, as the value of the Account's assets rise and fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns


1995    44.19
1996    28.05
1997    30.86
1998    18.95
1999    39.50
2000    -11.71

The year-to-date return as of March 31, 2001 is -18.25%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

      Highest    22.68% (12/31/1998)
      Lowest    -16.05% (9/30/1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five   Since
        Account            Year     Years  Inception*

     Equity Growth       -11.71%   19.67%    21.64%

                                             Past OnePast FivePast Ten
                                               Year    Years    Years

S&P 500 Index                                 -9.11%   18.31%   17.44%
Russell 1000 Growth Index                    -22.42    18.12    17.33
Lipper Large-Cap Growth Fund Average         -16.22    18.43    17.20
Morningstar Large Growth Category Average    -14.09    18.10    17.13


* Period from June 1, 1994, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     1 Year         3 Years         5 Years       10 Years
 ---------------------------------------------------------
       $75            $233           $406            $906


                           Account Operating Expenses

       Management Fees................   0.72%
       Other Expenses.................   0.01

     Total Account Operating Expenses    0.73%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


INCOME-ORIENTED ACCOUNT

Government Securities Account
The Account seeks a high level of current income, liquidity and safety of principal.

Main Strategies
The Account invests in securities supported by:
o    full faith and credit of the U.S. Government (e.g. GNMA certificates); or
o credit of a U.S. Government agency or instrumentality (e.g. bonds issued by the Federal Home Loan Bank).
In addition, the Account may invest in money market investments.

The Account invests in modified pass-through GNMA Certificates. GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Various lenders make loans that are then insured (by the Federal Housing Administration) or loans that are guaranteed (by Veterans Administration or Farmers Home Administration). The lender or other security issuer creates a pool of mortgages that it submits to GNMA for approval.

Owners of modified pass-through Certificates receive all interest and principal payments owed on the mortgages in the pool, regardless of whether or not the mortgagor has made the payment. Timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government.

Main Risks

U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during period of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest and potentially increasing the volatility of the Account.

In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in the value of Account shares, if you sell your shares when their value is less than the price you paid, you will lose money.



Investor Profile
The Account is generally a suitable investment if you want monthly dividends to provide income or to be reinvested in additional Account shares to produce growth and prefer to have the repayment of principal and interest on most of the securities in which the Account invests to be backed by the U.S. Government or its agencies.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    16.95
1992    6.84
1993    10.07
1994    -4.53
1995    19.07
1996    3.35
1997    10.39
1998    8.27
1999    -0.29
2000    11.40


The year-to-date return as of March 31, 2001 is 2.50%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

         Highest     6.17% (6/30/1995)
         Lowest     -3.94% (3/31/1994)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

   Government Securities  11.40%    6.53%   7.93%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Lehman Brothers Mortgage-Backed
    Bond Index                                 11.16%    6.91%    7.81%
 Lipper U.S. Mortgage Fund Average             10.36     5.87     7.04
 Morningstar Intermediate Government
    Category Average                           10.76     5.51     6.91


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
    ----------------------------------------------------------
           $52            $164           $285            $640


                           Account Operating Expenses


     Management Fees..................   0.49%
     Other Expenses...................   0.02

      Total Account Operating Expenses   0.51%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

Growth Account
The Account seeks growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

Main Strategies

The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Invista, uses a bottom-up approach in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.

Invista places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or underweight sectors and industries differently from the benchmark.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Account is subject to the risk that its principal market segment, large capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Account's assets rise and fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid for them, you will lose money.


Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth. You must be willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.



                              Annual Total Returns

1995    25.62
1996    12.51
1997    26.96
1998    21.36
1999    16.44
2000    -10.15


The year-to-date return as of March 31, 2001 is -23.55%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

        Highest    21.35% (12/31/1998)
        Lowest    -16.99% (12/31/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five   Since
        Account            Year     Years  Inception*

     Growth              -10.15%   12.64%    14.05%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P 500 Index                                 -9.11%   18.31%   17.44%
 Russell 1000 Growth Index                    -22.42    18.12    17.33
 Lipper Large-Cap Growth Fund Average         -16.22    18.43    17.20
 Morningstar Large Growth Category Average    -14.09    18.10    17.13


* Period from May 1, 1994, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
  ------------------------------------------------------------
           $61            $192           $335            $750


                           Account Operating Expenses

       Management Fees...................   0.59%
       Other Expenses....................   0.01

        Total Account Operating Expenses    0.60%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


INCOME-ORIENTED ACCOUNT

High Yield Account
The Account seeks a high current income.

Main Strategies
The Account invests in high yield, lower or unrated fixed-income securities. Fixed-income securities that are commonly known as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered to be speculative with respect to the issuer's ability to pay interest and repay principal.

The Account invests its assets in securities rated Ba1 or lower by Moody's or BB+ or lower by S&P. The Account may also invest in unrated securities which the Manager believes to be of comparable quality. The Account does not invest in securities rated below Caa (Moody's) or below CCC (S&P) at the time of purchase. The SAI contains descriptions of the securities rating categories.

During the fiscal year ended December 31, 2000, the average ratings of the Account's assets based on market value at each month-end, were as follows (all ratings are by Moody's):

  0.37% in securities rated A    55.49% in securities rated B
  0.02% in securities rated Ca    1.18% in securities rated Baa
  1.37% in securities rated Caa   0.08% in securities rated D
 41.49% in securities rated Ba

The above percentages for Ba, B and D rated securities include unrated securities in the amount of 2.89%, 2.52% and 0.08%, respectively, which the Manager considers to be of comparable quality.

Main Risks
Investors assume special risks when investing in the Account. Compared to higher rated securities, lower rated securities may:
o have a more volatile market value, generally reflecting specific events affecting the issuer;
o be subject to greater risk of loss of income and principal (issuers are generally not as financially secure);
o have a lower volume of trading, making it more difficult to value or sell the security; and
o be more susceptible to a change in value or liquidity based on adverse publicity and investor perception, whether or not based on factual analysis.

The market for higher-yielding, lower-rated securities has not been tested by an economic recession. An economic downturn may severely disrupt the market for these securities. This could cause financial stress to the issuer negatively affecting the issuer's ability to pay principal and interest. This may also negatively affect the value of the Account's securities. In addition, if an issuer defaults the Account may have additional expenses if it tries to recover the amounts due it.

Some securities the Account buys have call provisions. A call provision allows the issuer of the security to redeem it before its maturity date. If a bond is called in a declining interest rate market, the Account would have to replace it with a lower yielding security. This results in a decreased return for investors. In addition, in a rising interest rate market, a higher yielding security's value decreases. This is reflected in a lower share price for the Account.

The Account tries to minimize the risks of investing in lower rated securities by diversification, investment analysis and attention to current developments in interest rates and economics conditions. Although the Account's Manager considers securities ratings when making investment decisions, it performs its own investment analysis. This analysis includes traditional security analysis considerations such as:
o    experience and managerial strength
o    changing financial condition
o    borrowing requirements or debt maturity schedules
o    responsiveness to changes in business conditions
o    relative value based on anticipated cash flow
o    earnings prospects

The Manager continuously monitors the issuers of the Account's securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. It also monitors each security to assure the security's liquidity so the Account can meet requests for sales of Account shares.

For defensive purposes, the Account may invest in other securities. During periods of adverse market conditions, the Account may invest in all types of money market instruments, higher rated fixed-income securities or any other fixed-income securities consistent with the temporary defensive strategy. The yield to maturity on these securities is generally lower than the yield to maturity on lower rated fixed-income securities.

Investor Profile
The Account is generally a suitable investment if you are seeking monthly dividends to provide income or to be reinvested in Account shares for growth. However, it is suitable only for that portion of your investments for which you are willing to accept potentially greater risk. You should carefully consider your ability to assume the risks of this Account before making an investment and be prepared to maintain your investment in the Account during periods of adverse market conditions. This Account should not be relied on to meet short-term financial needs. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    27.29
1992    14.58
1993    12.31
1994    0.62
1995    16.08
1996    13.13
1997    10.75
1998    -0.56
1999    1.76
2000    -4.46


The year-to-date return as of March 31, 2001 is 3.90%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

     Highest     9.96% (3/31/1991)
     Lowest     -6.31% (9/30/1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     High Yield           -4.46%    3.91%   8.77%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Lehman Brothers High Yield
    Composite Bond Index                       -5.86%    4.27%   11.16%
 Lipper High Current Yield Fund Average        -8.38     3.51    10.07
 Morningstar High Yield Bond Category Average  -9.12     3.25     9.98


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
  ------------------------------------------------------------
           $70            $221           $384            $859


                           Account Operating Expenses

       Management Fees..................   0.60%
       Other Expenses...................   0.09

       Total Account Operating Expenses    0.69%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

International Account
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

Main Strategies
The Account invests in equity securities of:
o companies with their principal place of business or principal office outside the U.S.;
o companies for which the principal securities trading market is outside the U.S.; and
o companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 65% of its assets invested in companies of at least three countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.

Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia
(Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.

In choosing investments for the Account, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1995    14.17
1996    25.09
1997    12.24
1998    9.98
1999    25.93
2000    -8.34


The year-to-date return as of March 31, 2001is -16.92%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

         Highest    16.60% (12/31/1998)
         Lowest    -17.11% (9/30/1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five   Since
        Account            Year     Years  Inception*

     International        -8.34%   12.25%    10.67%

                                             Past OnePast FivePast Ten
                                               Year    Years    Years

Morgan Stanley Capital International EAFE
   (Europe, Australia and Far East) Index    -14.17%    7.13%    8.24%
Lipper International Fund Average            -15.60     9.45     9.85
Morningstar Foreign Stock Category Average   -15.66     9.43     9.57


* Period from May 1, 1994, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

        1 Year         3 Years         5 Years       10 Years
  -----------------------------------------------------------
          $92            $287           $498          $1,108


                           Account Operating Expenses

       Management Fees...................   0.85%
       Other Expenses....................   0.05

        Total Account Operating Expenses    0.90%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

International SmallCap Account
The Account seeks long-term growth of capital.

Main Strategies
The Account invests in stocks of non-U.S. companies with comparatively smaller market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Account invests at least 65% of its assets in securities of companies having market capitalizations of $1.5 billion or less at the time of purchase.

The Account diversifies its investments geographically. There is no limitation of the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to have at least 65% of its assets invested in securities of companies of at least three countries.


Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Account is generally a suitable investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    93.81
2000    -11.50

The year-to-date return as of March 31, 2001 is -16.51%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

       Highest    36.59% (12/31/1999)
       Lowest    -14.32% (6/30/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One   Since
        Account            Year  Inception*

   International SmallCap -11.50%  17.49%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Morgan Stanley Capital International EAFE
     (Europe, Australia and Far East) Index   -14.17%    7.13%    8.24%
 SSB WEI Index                                 -8.34     1.93     4.67
 Lipper International SmallCap Fund Average   -14.82    16.80    12.68
 Morningstar Foreign Stock Category Average   -15.66     9.43     9.57


     * Period from May 1, 1998, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

            1 Year         3 Years         5 Years       10 Years
   --------------------------------------------------------------
             $147            $456           $787          $1,724


                           Account Operating Expenses


     Management Fees..................   1.20%
     Other Expenses...................   0.24

      Total Account Operating Expenses   1.44%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

LargeCap Growth Account
The Account seeks long-term growth of capital.


Main Strategies
The Account primarily invests in stocks of growth-oriented companies. Under normal market conditions, the Account invests at least 65% of its total assets in common stocks of growth companies with a large market capitalization, generally greater than $10 billion measured at the time of investment. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint. The Account may invest up to 25% of its assets in securities of foreign companies.


Janus uses a bottom-up approach in building the portfolio. This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.

It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs.

Although Janus expects that under normal market conditions the assets of the Account will be invested in common stocks, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.

Main Risks
While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As a result, the value of your investment in the Account will go up and down. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. It is not appropriate if you are seeking income or conservation of capital.

Account Performance  Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

2000    -11.99

The year-to-date return as of March 31, 2001 is -17.87%.


The account's highest/lowest quarterly results during this time period covered were:

      Highest    11.24% (3/31/2000)
      Lowest    -16.28% (12/31/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
     Account               Year    Inception*

     LargeCap Growth     -11.99%     9.67%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Russell 1000 Growth Index                    -22.42%   18.12%   17.33%
 Lipper Large-Cap Growth Fund Average         -16.22    18.43    17.20
 Morningstar Large Growth Category Average    -14.09    18.10    17.13


     * Period from May 1, 1999, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

           1 Year         3 Years         5 Years       10 Years
   -------------------------------------------------------------
            $127            $397           $686          $1,511


                           Account Operating Expenses

       Management Fees..................   1.10%
       Other Expenses...................   0.15

        Total Account Operating Expenses   1.25%*

     * The Manager has voluntarily agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.20% through April 30, 2002

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

LargeCap Stock Index Account
The Account seeks long-term growth of capital.


Main Strategies
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Invista, attempts to mirror the investment performance of the index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means large companies have greater representation in the index than smaller ones. Over the long-term, Invista seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P 500. Invista may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Account and index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Main Risks
Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Invista reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Account's assets.

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth, are willing to accept the risks of investing in common stocks and preferring a passive rather than active management style.

  * "Standard & Poor's 500" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the avisability of investing in the Fund.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

2000    -9.67

The year-to-date return as of March 31, 2001 is -11.87%.

The account's highest/lowest quarterly results during the time period covered by the chart were:

     Highest     2.17% (3/31/2000)
     Lowest     -8.03% (12/31/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                           Past One    Since
     Account                 Year    Inception*

     LargeCap Stock Index   -9.67%    -0.96%

                                             Past OnePast FivePast Ten
                                               Year     Years   Years

S&P 500 Index                                 -9.11%   18.31%   17.44%
Lipper S&P 500 Fund Average                   -9.57    17.82    16.99
Morningstar Large Blend Category Average      -6.97    15.96    15.66


     * Period from May 1, 1999, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

          1 Year         3 Years         5 Years       10 Years
     ----------------------------------------------------------
            $47            $146           $254            $564


                           Account Operating Expenses

       Management Fees..................   0.35%
       Other Expenses...................   0.11

        Total Account Operating Expenses   0.46%*

     * The Manager has voluntarily agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 0.40% through April 30, 2002.

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

MicroCap Account
The Account seeks to achieve long-term growth of capital.

Main Strategies
Under normal market conditions, the Account invests at least 65% of its total assets in equity securities of companies with market capitalizations of $700 million or less at the time of investment. Under normal circumstances, the Account's investment horizon for ownership of equity securities is one to two years.


The Account invests in companies that the Sub-Advisor, GSAM, believes are well managed businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. GSAM invests in companies that have value characteristics as well as those with growth characteristics with no consistent preference between the two categories. Growth stocks are considered to be those with potential for growth of capital and earnings which are expected to be above average. Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.

The Account may invest in securities of small market capitalization companies that have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that GSAM believes have significant growth potential. GSAM believes that the companies in which the Account may invest offer greater opportunities for growth of capital than larger, more mature, better known companies.


The Account may invest up to 35% of its total assets in equity securities of companies with market capitalizations of more than $700 million at the time of the investment and in fixed-income securities. In addition, although the Account invests primarily in securities of domestic corporations, it may invest up to 25% of its total assets in foreign securities. These may include securities of issuers in emerging countries and securities denominated in foreign currencies.

The Account may invest in real estate investment trusts (REITs) which are pooled investment vehicles that invest in either real estate or real estate related loans.


Main Risks
Investments in such small market capitalization companies involve special risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may also be developing or marketing new products or services for which markets are not yet established and may never become established. The securities of smaller companies may lack sufficient market liquidity to enable the Account to effect sales at an advantageous time or without a substantial drop in price. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks and those denominated in foreign currencies carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The value of a REIT is affected by changes in the value of the underlying property owned by the trust, quality of any credit extended and the ability of the trust's management. REITs are also subject to risks generally associated with investments in real estate (a more complete discussion of these risks is found in the description of the Real Estate Account). The Account will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Occasionally, small company securities may underperform as compared to the securities of larger companies. As the value of the stocks owned by the Account changes, the Account's share price changes. In the short-term, the share price can fluctuate dramatically. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you want long-term growth of capital. Additionally, you must be willing to accept the risks of investing in securities that may have greater risks than stocks of companies with lower potential for growth.

Account  Performance  Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    -1.07
2000    12.13

The year-to-date return as of March 31, 2001 is -7.11%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

       Highest    27.70% (6/30/1999)
       Lowest    -11.63% (3/31/1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year   Inception*

     MicroCap             12.13%   -3.67%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Russell 2000 Index                            -3.02%   10.30%   15.51%
 Lipper Small-Cap Core Fund Average             5.07    12.52    15.52
 Morningstar Small Blend Category Average      12.84    12.95    15.92


     * Period from May 1, 1998, date shares first offered to the public, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 Year         3 Years         5 Years       10 Years
   ---------------------------------------------------------------
              $122            $381           $660          $1,455


                           Account Operating Expenses

       Management Fees...................   1.00%
       Other Expenses....................   0.20

        Total Account Operating Expenses    1.20%


     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

MidCap Account
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

Main Strategies
The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 65% of its assets in companies with a market capitalization between $1 billion and $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

Invista uses a bottom-up approach in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.

Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of Accounts. The value of the Account's equity securities may fluctuate on a daily basis. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. It is designed for a portion of your investments. It is not appropriate if you are seeking income or conservation of capital.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    53.50
1992    14.94
1993    19.28
1994    0.78
1995    29.01
1996    21.11
1997    22.75
1998    3.69
1999    13.04
2000    14.59

The year-to-date return as of March 31, 2001 is -7.91%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

           Highest    25.86% (3/31/1991)
           Lowest    -20.01% (9/30/1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     MidCap               14.59%   14.83%   18.51%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P MidCap 400 Index                          17.51%   20.39%   19.84%
 Lipper Mid-Cap Core Fund Average               7.10    16.02    17.08
 Morningstar Mid-Cap Blend Category Average     3.37    14.45    15.76



                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

       1 Year         3 Years         5 Years       10 Years
  ----------------------------------------------------------
         $63            $199           $346            $774


                           Account Operating Expenses


       Management Fees..................   0.60%
       Other Expenses...................   0.02

       Total Account Operating Expenses    0.62%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

MidCap Growth Account
The Account seeks long-term growth of capital.


Main Strategies
The Account invests primarily in common stocks of medium capitalization companies. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
o    are in fast growing industries;
o    offer superior earnings growth potential; and
o    are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.


Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. The Account is designed for a portion of your investments. It is not appropriate if you are seeking income or conservation of capital.




Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    10.67
2000    8.10

The year-to-date return as of March 31, 2001 is -22.69%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

        Highest    14.59% (12/31/1999)
        Lowest     -6.99% (9/30/1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
     Account               Year   Inception*

     MidCap Growth         8.10%    5.57%*

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P MidCap 400 Index                          17.51%   20.39%   19.84%
 Russell Midcap Growth Index                  -11.74    17.75    18.08
 Lipper Mid-Cap Core Fund Average               7.10    16.02    17.08
 Lipper Mid-Cap Growth Fund Average            10.01    17.62    19.06
 Morningstar Mid-Cap Growth Category Average   -6.90    17.93    18.03

* Period from May 1, 1998, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

          1 Year         3 Years         5 Years       10 Years
   ------------------------------------------------------------
           $103            $322           $558          $1,236


                           Account Operating Expenses

       Management Fees..................   0.90%
       Other Expenses...................   0.11

        Total Account Operating Expenses   1.01%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

MidCap Growth Equity Account
The Account seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.


Main Strategies
The Account invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 65% of its assets in companies with market capitalizations between $1 billion and $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Growth Index. The Account is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Growth Index. The Account may invest up to 10% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Account is fully invested.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account actively trades its portfolio securities in an attempt to achieve its investment objective. Actively trading portfolio securities increases the Account's trading costs and may have an adverse impact on the Account's performance.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Account's assets rise and fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid for them, you will lose money.


Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth of capital and are willing to accept the potential for short-term fluctuations in the value of your investment. This Account is not designed for income or conservation of capital.

Account Performance Information
As the inception date of the Fund is October 24, 2000, only limited historical performance data is available. The Account's past performance is not necessarily an indication of future performance. The year-to-date return as of March 31, 2001 is -29.03%.


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                                    Since
     Account                     Inception*

     MidCap Growth Equity         -18.70%

                                             Past OnePast FivePast Ten
                                               Year    Years    Years

Russell MidCap Growth Index                  -11.74%   17.75%   18.08%
Lipper Mid-Cap Growth Fund Average            10.01    17.62    19.06
Morningstar Mid-Cap Growth Category Average   -6.90    17.93    18.03


* Period from October 24, 2000, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
    ----------------------------------------------------------
          $136            $425           $734          $1,613


                           Account Operating Expenses

       Management Fees...................   1.00%
       Other Expenses....................    0.34

         Total Account Operating Expenses    1.34%*

     * The Manager has voluntarily agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.10% through April 30, 2002.

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

MidCap Value Account
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.


Main Strategies
Under normal market conditions, the Account invests at least 65% of its total assets in common stocks of companies with a medium market capitalization. Companies may range from the well established and well known to the new and unseasoned. Up to 10% of the Account's assets may be invested in foreign securities.


The stocks are selected using a value-oriented investment approach by the Sub-Advisor, Neuberger Berman which identifies value stocks in several ways. One of the most common identifiers is a low price-to-earnings ratio (stocks selling at multiples of earnings per share that are lower than that of the market as a whole). Other criteria are high dividend yield, a strong balance sheet and financial position, a recent company restructuring with the potential to realize hidden values, strong management and low price-to-book value (net value of the company's assets). Neuberger Berman also looks for companies with consistent cash flow, a sound track record through all phases of the market cycle, a strong position relative to competitors, a high level of management stock ownership and a recent sharp stock price decline that appears to result from a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.

This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. It is anticipated that the annual portfolio turnover rate may be greater than 100%. Turnover rates in excess of 100% generally result in higher transaction costs and may have an adverse impact on the Account's performance.


Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of Accounts. The value of the Account's equity securities may fluctuate on a daily basis. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept short-term fluctuations in the value of your investments. It is designed for a portion of your investments and not designed for you if you are seeking income or conservation of capital.

Account Performance Information
As the inception date of the Account is May 1, 1999, only limited historical performance data is available. The Account's past performance is not necessarily an indication of future performance.


                              Annual Total Returns

2000    31.03

The year-to-date return as of March 31, 2001 is -7.60%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

     Highest    14.17% (9/30/2000)
     Lowest     -1.93% (6/30/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year    Inception*

     MidCap Value          31.03%   24.75%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Russell MidCap Value Index                    19.18%   15.10%   17.86%
 Lipper Mid-Cap Value Fund Average             16.66    14.48    15.62
 Morningstar Mid-Cap Value Category Average    16.82    14.18    15.73


     * Period from May 1, 1999, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

       1 Year         3 Years         5 Years       10 Years
   ---------------------------------------------------------
        $132            $411           $713          $1,579


                           Account Operating Expenses

       Management Fees..................   1.05%
       Other Expenses...................   0.24

        Total Account Operating Expenses   1.29%*

     * Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.20% for 2000.

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

Money Market Account
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

Main Strategies
The Account invests its assets in a portfolio of money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible" security as defined in the regulations issued under the Investment Company Act of 1940.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
o    to take advantage of market variations;
o    to generate cash to cover sales of Account shares by its shareholders; or
o    upon revised valuation of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The Account does have an ability to borrow money to cover the sale of Account shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
o U.S. Government securities which are issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.
o U.S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality.
o    bank obligations consisting of:
     o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank or
     o bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
o commercial paper that is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs.
o short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity.

o repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may have a longer maturity.

o taxable municipal obligations that are short-term obligations issued or guaranteed by state and municipal issuers that generate taxable income.

Main Risks
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the FDIC or any other government agency.

Investor Profile
The Account is generally a suitable investment if you are seeking monthly dividends to produce income without incurring much principal risk or for your short-term needs.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    5.92
1992    3.48
1993    2.69
1994    3.76
1995    5.59
1996    5.07
1997    5.04
1998    5.20
1999    4.84
2000    6.07

The 7-day yield for the period ended March 31, 2001 was 4.88%. To obtain the Account's current yield information, please call 1-800-247-4123.


      Average annual total returns for the period ending December 31, 2000


     This table shows the Account's average annual returns over the periods indicated.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Money Market          6.07%    5.29%    4.75%


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

          1 Year         3 Years         5 Years       10 Years
---------------------------------------------------------------
            $53            $167           $291            $653


                           Account Operating Expenses


       Management Fees...................   0.50%
       Other Expenses....................   0.02

         Total Account Operating Expenses   0.52%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

Real Estate Account
The Account seeks to generate a high total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

Main Strategies
The Account invests primarily in equity securities of companies engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are effectively permitted to eliminate corporate level federal income taxes if they meet certain requirements of the Internal Revenue Code. REITs are characterized as:
o equity REITs, which primarily own property and generate revenue from rental income;
o    mortgage REITs, which invest in real estate mortgages; and
o hybrid REITs, which combine the characteristics of both equity and mortgage REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies. In selecting securities for the Account, the Manager focuses on equity REITs.

Main Risks
Securities of real estate companies are subject to securities market risks similar those of direct ownership of real estate. These include:
o    declines in the value of real estate
o    risks related to general and local economic conditions
o    dependency on management skills
o    heavy cash flow dependency
o    possible lack of available mortgage funds
o    overbuilding
o    extended  vacancies  in  properties
o    increases in property taxes and operating expenses
o    changes in zoning laws
o    expenses incurred in the cleanup of environmental problems
o    casualty or condemnation losses
o    changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
o    are dependent upon management skills and may not be diversified;
o    are subject to cash flow dependency and defaults by borrowers; and

o could fail to qualify for tax-free pass through of income under the Internal Revenue Code.

Because of these factors, the values of the securities held by the Account, and in turn the net asset value of the shares of the Account, change on a daily basis. In addition, the prices of the equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. When shares of the Account are sold, they may be worth more or less than the amount paid for them.

Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth, want to invest in companies engaged in the real estate industry and are willing to accept fluctuations in the value of your investment.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    -4.48
2000    30.97

The year-to-date return as of March 31, 2001 is -3.50%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

         Highest    11.51% (6/30/2000)
         Lowest     -8.40% (9/30/1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year   Inception*

     Real Estate          30.97%    6.03%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Morgan Stanley REIT Index                     26.81%   10.13%   --  %
 Lipper Real Estate Fund Average               25.62    10.26    11.79
 Morningstar Specialty - Real Estate
    Category Average                           25.83    10.31    11.33

* Period from May 1, 1998, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

          1 Year         3 Years         5 Years       10 Years
 --------------------------------------------------------------
           $101            $315           $547          $1,213


                           Account Operating Expenses


       Management Fees...................   0.90%
       Other Expenses....................   0.09

         Total Account Operating Expenses   0.99%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

SmallCap Account
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.


Main Strategies
The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 65% of its assets in companies with a market capitalization of $1.5 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forward looking rates of return.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Account is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise and fall, the Account's share price changes. The Account's share price may fluctuate more than that of Accounts primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment. This Account is designed for a portion of your investments.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    43.58
2000    -11.73

The year-to-date return as of March 31, 2001 is -9.32%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

         Highest    26.75% (6/30/1999)
         Lowest    -13.80% (12/31/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year   Inception*

     SmallCap             -11.73%   0.28%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P SmallCap 600 Index                        11.80%   13.56%   17.43%
 Russell 2000 Index                            -3.02    10.30    15.51
 Lipper Small-Cap Core Fund Average             5.07    12.52    15.52
 Morningstar Small Blend Category Average      12.84    12.95    15.92

* Period from May 1, 1998, date first offered to the public, through December 31, 1999.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
  ------------------------------------------------------------
           $92            $287           $498          $1,108


                           Account Operating Expenses


       Management Fees...................   0.85%
       Other Expenses....................   0.05

         Total Account Operating Expenses   0.90%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

SmallCap Growth Account
The Account seeks long-term growth of capital.


Main Strategies
The Account invests primarily in a diversified group of equity securities of small growth companies. Generally, at the time of the Account's initial purchase of a security, the market capitalization of the issuer is less than $1.5 billion. The Account may invest up to 25% of its assets in foreign securities.


Under normal market conditions, the Account invests at least 65% of its assets in equity securities of small companies with the potential for rapid earnings growth. In selecting securities for investment, the Sub-Advisor, Berger, focuses on companies which it believes demonstrate the following traits:
o    Long-term appreciation potential: open-ended business opportunity;
o    Strong revenue-driven earnings growth;
o    Seasoned management team: integrity, ability, commitment, execution;
o    Innovative products or services;
o    Defensible barriers to entry:  e.g. proprietary technology;
o Solid financial statements: profitability, conservative balance sheet and accounting;
o    Long-term market share leaders in emerging and growing industries; and
o    Appropriate valuations.


Berger will generally sell a security when it no longer meets Berger's investment criteria or when it has met Berger's expectations for appreciation. Portfolio securities may be actively traded in pursuit of the Account's goal. Actively trading portfolio securities increases the Account's performance costs and may have an adverse impact on the Account's performance.


Main Risks
Investments in companies with small market capitalizations carry their own risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. This Account is designed for long-term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    95.69
2000    -13.91

The year-to-date return as of March 31, 2001 is -30.28%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

         Highest    59.52% (12/31/1999)
         Lowest    -20.71% (12/31/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year   Inception*

     SmallCap Growth     -13.91%    22.92%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Russell 2000 Growth Index                    -22.43%    7.14%   12.79%
 Lipper Small-Cap Growth Fund Average          -4.95    15.12    17.46
 Morningstar Small Growth Category Average     -5.71    14.57    17.05


* Period from May 1, 1998, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

            1 Year         3 Years         5 Years       10 Years
    -------------------------------------------------------------
             $104            $325           $563          $1,248


                           Account Operating Expenses

       Management Fees...................   1.00%
       Other Expenses....................   0.02

         Total Account Operating Expenses   1.02%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

SmallCap Value Account
The Account seeks long-term growth of capital.


Main Strategies
The Account invests primarily in a diversified group of equity securities of small U.S. companies with a market capitalization of less than $1 billion at the time of the initial purchase. Under normal market conditions, the Account invests at least 65% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios. Up to 10% of the Account's assets may be invested in foreign securities.


The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000(R) Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.

Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.

The Account intends to manage its investments actively to accomplish its investment objective. Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Account may however take advantage of short-term trading opportunities that are consistent with its objective. To the extent that the Account engages in short-term trading, it may have increased transactions costs.

Main Risks
As with any security, the securities in which the Account invests have associated risks. These include risks of:
o Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

o Unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.

o Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Account is not designed for investors seeking income or conservation of capital. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept volatile fluctuations in the value of your investment.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    21.45
2000    23.87

The year-to-date return as of March 31, 2001 is -1.87%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

       Highest    15.32% (6/30/1999)
       Lowest      5.25% (3/31/1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year   Inception*

     SmallCap Value       23.87%    9.62%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Russell 2000 Value Index                      22.83%   12.59%   17.62%
 Lipper Small-Cap Value Fund Average           17.77    13.15    15.91
 Morningstar Small Value Category Average      16.98    12.27    14.86


* Period from May 1, 1998, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

           1 Year         3 Years         5 Years       10 Years
 ---------------------------------------------------------------
            $136            $425           $734          $1,613


                           Account Operating Expenses

       Management Fees...................   1.10%
       Other Expenses....................   0.24

       Total Account Operating Expenses     1.34%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

Utilities Account
The Account seeks to provide current income and long-term growth of income and capital.

Main Strategies
The Account seeks to achieve its objective by investing primarily in equity and fixed income securities companies in the public utilities industry. These companies include:
o companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy; and
o companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).

The Sub-Advisor, Invista, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries. Up to 20% of the Account's assets may be invested in foreign securities.

Under normal market conditions, at least 65% (and up to 100%) of the assets of the Account are invested in equity securities and fixed-income securities in the public utilities industry. The Account does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Account assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Account's assets to achieve its investment objective, Invista considers:
o    changes in interest rates;
o    prevailing market conditions; and
o    general economic and financial conditions.

The Account invests in fixed-income securities, which at the time of purchase, are:
o    rated in one of the top four categories by S&P or Moody's; or
o    if not rated, in the Manager's opinion are of comparable quality.

Main Risks
Since the Account's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
o    increase in fuel and other operating costs;
o    changes in interests rates on borrowings for capital improvement programs;
o    changes in applicable laws and regulations;
o changes in technology which render existing plants, equipment or products obsolete;
o    effects of conservation; and
o    increase in costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bonds rise when interest rates fall and fall when interest rates rise. Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.

The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking quarterly dividends for income or to be reinvested for growth, want to invest in companies in the utilities industry and are willing to accept fluctuations in the value of your investment.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    2.29
2000    19.18


The year-to-date return as of March 31, 2001 is -6.28%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

      Highest      18.18% (9/30/2000)
      Lowest       -6.22% (3/31/1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year   Inception*

     Utilities            19.18%    13.63%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P 500 Index                                 -9.11%   18.31%   17.44%
 Dow Jones Utilities Index with Income         51.07    17.81     --
 Lipper Utilities Fund Average                  7.86    15.36    13.77
 Morningstar Specialty - Utilities
    Category Average                            7.15    15.17    13.66

* Period from May 1, 1998, date shares first offered to the public, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
    ----------------------------------------------------------
           $64            $202           $351            $786


                           Account Operating Expenses

       Management Fees...................   0.60%
       Other Expenses....................   0.03

         Total Account Operating Expenses   0.63%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS
The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.



Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Bond prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.



Repurchase Agreements and Loaned Securities
Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

Currency Contracts
The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging  is a  technique  used in an  attempt to reduce  risk.  If an  Account's
Manager or Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of governmental action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

Forward Commitments
Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.


Warrants
Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its total assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

Risks of High Yield Securities
The Asset Allocation, Balanced, Bond and MidCap Value Accounts may, to varying degrees, invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager and/or Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.


Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Account were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager and/or Sub-Advisor thinks it is in the best interest of shareholders.


Derivatives
To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
o the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Sub-Advisor anticipated;
o the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
o the risk that adverse price movements in an instrument can result in a loss substantially greater than a Account's initial investment; and
o    the counterparty may fail to perform its obligations.

Foreign Securities
Certain of the Accounts may invest in foreign securities. For purposes of these restrictions, foreign securities include:
o  companies organized under the laws of  countries  outside  of the U.S.  and
o companies for which the principal securities trading market is outside of the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With  respect  to  certain  foreign  countries,  there  is  the  possibility  of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
o    increased social,  political and economic instability;
o a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
o lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
o foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
o    relatively new capital market structure or market-oriented economy;
o the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
o restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
o possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Securities of Smaller Companies
To the extent permitted by its investment objectives and policies, an account may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers
The Accounts (except Government Securities) may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.


Temporary or Defensive Measures
For temporary or defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.


There is no limit to the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achive its investment objective.


Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.


Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may generate short-term capital gains. No turnover rate is calculated for the Money Market Account because of the short maturities of the securities in which it invests. You can find the turnover rate for each of the other Accounts in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange (NYSE) is open. The share price is determined as of the close of business of the NYSE (normally at 3:00 p.m. Central Time). When your order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is placed.


For all Accounts, except the Money Market Account, the share price is calculated by:
o taking  the  current  market  value of the total  assets of the  Account
o subtracting  liabilities  of the Account
o dividing  the  remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Money Market Account reserves the right to determine a share price more than once a day.


NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
o An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The share price of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Manager and/or Sub-Advisor believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
o Foreign securities markets may trade on days when the NYSE is closed (such as customary U.S. holidays) and an Account's share price is not calculated. As a result, the value of an Account's assets may be significantly affected by such trading on days when you cannot purchase or sell shares of the Fund.


DIVIDENDS AND DISTRIBUTIONS

The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.

An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.

The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.

NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase.
            The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation serves as the manager for the Principal Mutual Funds. In its handling of the business affairs of each Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Funds. In addition, the Manager is responsible for the portfolio management fundtions for certain Funds. The individuals responsible for the day-to-day management of those Funds are shown below:

                                            Day-to-day
     Accounts                          Account Management      Manager Since

     Bond                             William C. Armstrong       July 2000
                                      Scott Bennett              July 2000
                                      Lisa A. Stange             July 2000

     High Yield                       Scott Bennett              April 1998
                                      Mark Denkinger             April 1998

     Money Market                     Michael R. Johnson         March 1983
                                      Alice Robertson            June 1999

     Real Estate                      Kelly D. Rush              April 1998

                          Portfolio Manager Experience

William C. Armstrong, CFA. Mr. Armstrong leads the multi-sector/core portfolio management group for the stable value division. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Scott Bennett, CFA. Mr. Bennett has been with the Principal Financial Group since 1988. He holds an MBA and a BA from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Mark P. Denkinger, CFA. Mr. Denkinger joined the Principal Financial Group in 1990. He holds an MBA and BA in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Michael R. Johnson. Mr. Johnson joined the Principal Financial Group in 1982 and took his current position of directing securities trading in 1994. His responsibilities include managing the fixed-income trading operations and several short-term money market accounts for a company of the Principal Financial Group. He earned his Bachelor's degree in Finance from Iowa State University.

Alice Robertson. Ms. Robertson joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position as trader on the corporate fixed-income trading desk in 1993. Previously Ms. Robertson was an assistant vice-president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.

Kelly D. Rush, CFA. Mr. Rush directs the Real Estate Investment Trust (REIT) activity for a company of the Principal Financial Group. He has been with the Principal Financial Group since 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Lisa A. Stange, CFA. Ms. Stange is a portfolio management team leader. She is responsible for multi-sector fixed income portfolios encompassing a broad array of corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities, as well as private and syndicated debt instruments. She is a co-manager of U.S. corporate and global credit portfolios, and integrally involved in portfolio sector allocation and relative value analysis. She joined the Principal Financial Group in 1989. She received her MBA and BA, both in Finance, from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2000, the funds it managed had assets of approximately $6.56 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

The Manager has signed sub-advisory agreements with various Sub-Advisors for portfolio management functions for certain Funds. The Manager compensates the Sub-Advisor for its services as provided in the sub-advisory agreement. The individuals responsible for the day-to-day management of those Funds are shown below:

The Sub-Advisors

Sub-Advisor:      Invista,  an indirectly  wholly-owned  subsidiary of Principal
                  Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2000 were approximately $27.4 billion.
                  Invista's  address is 1900 Hub Tower, 699 Walnut,  Des Moines,
                  Iowa 50309.

                                          Day-to-day
         Accounts                     Account Management           Manager Since

     Balanced                           Douglas Herold             January 2001
                                        Dirk Laschanzky            January 2001
                                        Mary Sunderland            January 2000

     Capital Value                      John Pihlblad              January 2001

     Growth                             Mary Sunderland            January 2000

     International                      Kurtis D. Spieler          March 2000

     International SmallCap             Brian W. Pattinson         April 2001

     LargeCap Stock Index               Robert Baur                March 2000
                                        Rhonda VanderBeek          March 2000

     MidCap                             K. William Nolin           February 2000

     SmallCap                           John F. McClain            December 1997
                                        Tom Morabito               October 2000

     Utilities                          Catherine A. Zaharis       April 1998


                          Portfolio Manager Experience

Robert Baur, Ph.D. Dr. Baur joined Invista in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.

Douglas Herold, CFA. Mr. Herold is a portfolio manager at Invista specializing in equity research and the management of broad market value portfolios. He also serves as a member of Invista's global consumer staples research team. Prior to joining Invista in 1993, he was an investment officer at Bankers Trust Company for ten years. He received an MBA from Drake University and a BS in Business from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.

Dirk Laschanzky, CFA. As a portfolio manager at Invista, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Invista in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

John McClain. Mr. McClain is a portfolio manager for small company and medium company growth products. He joined Invista in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.

Tom Morabito, CFA. Mr. Morabito joined Invista in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. Since 1994, Mr. Morabito was a manager for Invesco
Management & Research. He received his MBA in Finance from Northeastern University and his Bachelor's degree in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin, CFA. Mr. Nolin has managed the domestic mid-cap products since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Brian W. Pattinson, CFA. Mr. Pattinson is a portfolio manager at Invista. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecomm sectors. He joined Invista in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

John Pihlblad, CFA. Mr. Pihlblad is director of quantitative portfolio management for Invista. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Invista in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Kurtis D. Spieler, CFA. Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Invista in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.

Mary Sunderland, CFA. Prior to joining Invista Capital Management in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. She holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.

Rhonda VanderBeek. Ms. VanderBeek directs trading operations for Invista index accounts. She joined the Principal Financial Group in 1983 as a trading statistical clerk and moved to Invista in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.

Catherine A. Zaharis, CFA. Ms. Zaharis directs portfolio management for the Invista value team and leads the value research group. She joined Invista in 1985. Ms. Zaharis received her MBA from Drake University and her BBA in Finance from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.



Sub-Advisor:      Principal Capital Income Investors,  LLC ("PCII"), an indirect wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including
                  Principal Life Insurance Company. Assets under management as of December 31, 2000 were approximately $33.2 billion. PCII's address is 801 Grand Ave., Des Moines, Iowa 50392.

                                       Day-to-day
      Accounts                    Account Management            Manager Since

     Balanced                     William C. Armstrong         October 2000

     Government Securities        Martin J. Schafer            May 1985

                          Portfolio Manager Experience

William C. Armstrong, CFA. Mr. Armstrong leads the multi-sector/core portfolio management group for the stable value division. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Scott Bennett, CFA. Mr. Bennett has been with the Principal Financial Group since 1988. He holds an MBA and a BA from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Martin J. Schafer. Mr. Schafer is a portfolio manager for PCII specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.




Sub-Advisor:      Morgan Stanley,  with principal  offices at 1221 Avenue of the
                  Americas,  New  York,  NY  10020,  provides  a broad  range of portfolio  management  services to  customers  in the U.S. and abroad. As of December 31, 2000, Morgan Stanley, together with
                  its  affiliated   institutional  asset  management  companies,
                  managed investments totaling approximately $171.7 billion as named fiduciary or fiduciary adviser. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to
                  Morgan Stanley Dean Witter  Investment  Management Inc. and on
                  May 1, 2001 the name was changed to Morgan Stanley  Investment
                  Management Inc. The firm continues to do business in certain instances using the name Morgan Stanley Asset Management.

                                   Day-to-day
       Accounts                Account Management               Manager Since

     Asset Allocation         Francine J. Bovich                 May 1994

     Equity Growth            William S. Auslander               October 1999
                              Philip W. Friedman                 October 1999

                          Portfolio Manager Experience

William S. Auslander. Mr. Auslander is a Principal of Morgan Stanley & Co, Incorporated and Morgan Stanley Investment Management Inc. Mr. Auslander joined Morgan Stanley in 1995 as an equity analyst and currently is a portfolio manager in Morgan Stanley's institutional equity group. Prior thereto, he was an equity analyst at Icahn & Co., 1986-1995. He holds a BA in Economics from the University of Wisconsin and an MBA from Columbia University.

Francine J. Bovich. Ms. Bovich is Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley & Co. Incorporated since 1997. Principal
1993-1996. She holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.

Philip W. Friedman. Mr. Friedman is a Manager Director of Morgan Stanley & Co, Incorporated and Morgan Stanley Investment Management Inc. He was a member of Morgan Stand & Co. Incorporated's equity research team (1990-1995) before becoming Director of North American research (1995-1997). Currently, Mr. Friedman is head of Morgan Stanley's institution equity group. He holds a BA from Rutgers University and an MBA from the J.L. Kellogg School of Management at Northwestern University.


Sub-Advisor:      Janus  Capital  Corporation  ("Janus"),  100 Fillmore  Street,
                  Denver CO 80306-4928,  was formed in 1969.  Effective July 12,
                  2000,  Janus  is  owned  in part by  Stilwell  Financial  Inc.
                  ("Stilwell"),   which   owns   approximately   81.5%   of  the
                  outstanding voting stock of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus, owns approximately 12% of Janus' voting stock and, by agreement with Stilwell, selects at least a majority of Janus' Board, subject to the approval of Stilwell, which approval cannot be unreasonably withheld.
                  As of December 31, 2000, Janus managed or administered over $249 billion in assets.


                                 Day-to-day
         Account             Account Management                  Manager Since

      LargeCap Growth         E. Marc Pinto                      April 1999

                          Portfolio Manager Experience

E. Marc Pinto, CFA. Mr. Pinto is a Vice President, Janus Capital Corporation and has been with the organization since 1994. Prior to that, Mr. Pinto was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs. He holds a BA in History from Yale University and an MBA from Harvard. He has earned the right to use the Chartered Financial Analyst designation.



Sub-Advisor:      Goldman Sachs Assets  Management  ("GSAM"),  32 Old Slip, 17th
                  Floor,  New York,  NY 10005.  As of  September  1,  1999,  the
                  Investment  Management  Division  ("IMD") was established as a new  operating  division  of  Goldman,  Sachs & Co.  ("Goldman
                  Sachs").   This  newly  created  entity  includes  GSAM.  GSAM
                  provides a wide  range of  discretionary  investment  advisory services,  quantitatively  driven and actively managed to U.S.
                  and   international   equity   portfolios,   U.S.  and  global
                  fixed-income portfolios, commodity and currency products and money market accounts. As of December 31, 2000, GSAM, along with other units of IMD, had assets under management of $281.68 billion.

                               Day-to-day
       Account            Account Management                  Manager Since

     MicroCap             Melissa Brown                      June 2000
                          Robert C. Jones                    June 2000
                          Victor H. Pinter                   June 2000

                          Portfolio Manager Experience

Melissa Brown. Vice President, Goldman. Ms. Brown joined the firm as a senior portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

Robert C. Jones. Managing Director, Goldman. Mr. Jones joined Goldman as a portfolio manager in 1989.

Victor H. Pinter. Managing Director, Goldman. Mr. Clark joined Goldman as a portfolio manager in the Quantitative Equity Management team in 1992.



Sub-Advisor:      The Dreyfus  Corporation  ("Dreyfus"),  200 Park  Avenue,  New
                  York, NY 10166, was formed in 1947.  Dreyfus is a wholly owned subsidiary  of  Mellon  Bank,  N.A.,  which is a wholly  owned subsidiary  of  Mellon  Bank  Corporation  ("Mellon").  As  of
                  December   31,   2000,   Dreyfus   managed   or   administered
                  approximately $150 billion.


                              Day-to-day
     Account                Account Management                Manager Since

     MidCap Growth          John O'Toole                       April 1998

                          Portfolio Manager Experience

John O'Toole, CFA. Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. He holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation.



Sub-Advisor: Turner Investment Partners, Inc. ("Turner") was founded in 1990. Its address is 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312. As of March 31, 2001, Turner had discretionary management authority with respect to approximately $8.3 billion in assets.

                                   Day-to-day
      Account                  Account Management                  Manager Since

     MidCap Growth Equity      Christopher K. McHugh              October 2000
                               William C. McVail                  October 2000
                               Robert E. Turner                   October 2000

                          Portfolio Manager Experience

Christopher K. McHugh. Mr. McHugh joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University.

William C. McVail. Mr. McVail, Senior Equity Portfolio Manager, joined Turner in 1998. Prior thereto, he was Portfolio Manager at PNC Equity Advisers. He has 12 years of investment experience.

Robert E. Turner, CFA. Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has 17 years of investment experience. He has earned the right to use the Chartered Financial Analyst designation.



Sub-Advisor:      Neuberger Berman  Management Inc.  ("Neuberger  Berman") is an
                  affiliate of Neuberger Berman,  LLC.  Neuberger Berman, LLC is
                  located  at  605  Third  Avenue,   2nd  Floor,  New  York,  NY
                  10158-0180. Together with Neuberger Berman, the firms manage more than $55.5 billion in total assets (as of December 31, 2000) and continue an asset management history that began in 1939.

                           Day-to-day
     Account           Account Management                  Manager Since

     MidCap Value      Robert I. Gendelman                April 1999

                          Portfolio Manager Experience

Robert I. Gendelman. Portfolio Manager, Neuberger Berman Management, Inc., since 1994. He holds a BA from the University of Michigan as well as a JD and an MBA from the University of Chicago.




Sub-Advisor:      Berger LLC ("Berger"),  is a Nevada Limited Liability Company,
                  and has been in the investment advisory business for 26 years.
                  It serves as investment advisor or sub-advisor to mutual funds and institutional investors and had assets under management of approximately $7.2 billion as of December 31, 2000. Berger LLC is a subsidiary of Stilwell Management Inc. ("Stilwell"), which owns approximately 86% of Berger LLC, and is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell Financial").

                                 Day-to-day
         Account             Account Management                  Manager Since

     SmallCap Growth          Paul A. La Rocco                   January 2001

                          Portfolio Manager Experience

Paul A. LaRocco, CFA. Mr. LaRocco joined Berger as Vice President in December 2000. In 2000, he co-managed small and mid-cap funds for Montgomery Asset Management. From 1998 to 2000, he was a senior portfolio manager at Founders Asset Management, with responsibility for several small and mid-cap growth funds. Prior to that, he was a portfolio manager for a number of small and mid-cap funds at Oppenheimer Funds (1993-98). Mr. LaRocco holds an MBA degree in Finance from the University of Chicago Graduate School of Business and a BS in Physiological Psychology and a BA in Biological Sciences from the University of California, Santa Barbara. He has earned the right to use the Chartered Financial Analyst designation.



Sub-Advisor: J.P. Morgan Investment Management, Inc. ("Morgan"), 522 Fifth Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2000, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $359 billion.

                           Day-to-day
     Account            Account Management                  Manager Since

     SmallCap Value       Marian U. Pardo                    January 2000

                          Portfolio Manager Experience

Marian U. Pardo. Managing Director of J.P. Morgan Investment Management Inc. since 1998. Ms. Pardo is a senior portfolio manager in the Small Cap Equity Group at J.P. Morgan. She has been at J.P. Morgan since 1968, except for 5 months in 1998 when she was president of a small investment management firm. She holds a BA degree from Barnard College.


Duties of the Manager and Sub-Advisor
The Manager or the Sub-Advisor provides the Board of Directors of the Fund a recommended investment program. Each program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or the Sub-Advisor advises each Account on its investment policies and determines which securities are bought and sold, and in what amounts.


The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2000 was:

 Asset Allocation              0.84%        LargeCap Stock Index       0.40%*
 Balanced                      0.60%        MicroCap                   1.20%
 Bond                          0.51%        MidCap                     0.62%
 Capital Value                 0.60%        MidCap Growth              0.96%*
 Equity Growth                 0.73%        MidCap Value               1.20%*
 Government Securities         0.51%        Money Market               0.52%
 Growth                        0.60%        Real Estate                0.99%
 High Yield                    0.60%        SmallCap                   0.90%
 International                 0.90%        SmallCap Growth            1.02%
 International SmallCap        1.44%        SmallCap Value             1.16%*
 LargeCap Growth               1.20%*       Utilities                  0.63%

 * After waiver

The MidCap Growth Equity Account, which was added to the Fund as of October 24, 2000, has also entered into an agreement with a Sub-Advisor. Under that agreement, the Manager will pay the Sub-Advisor 0.50% (based on a percentage of average daily net assets).


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Accounts as to which the Fund is relying on the order, the Manager may:
o hire one or more  Sub-Advisors;
o change  Sub-Advisors;  and
o reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund will not rely on the order as to any Account until it receives approval from:
o    contract owners who have assets in the Account, or
o in the case of a new Account, the Account's sole initial shareholder before the Account is available to contract owners, and
o the Fund states in its prospectus that it intends to rely on the order with respect to the Account.


The Manager will not enter into an agreement with an affiliated Sub-Advisor without that agreement, including the compensation to be paid under it, being similarly approved. The Fund has received the necessary shareholder approval and intends to rely on the order with respect to the Asset Allocation, Equity Growth, LargeCap Growth, LargeCap Growth Equity, MicroCap, MidCap Growth, MidCap Growth Equity, MidCap Value, SmallCap Growth and SmallCap Value Accounts (not all of these Accounts are available through this contract).



MANAGERS' COMMENTS

Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2000. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. The figures do not reflect expenses of the variable life insurance contracts or variable annuity contracts that purchase Account shares; performance figures for the divisions of the contracts would be lower than performance figures for the Accounts due to the additional contract expenses. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

Asset Allocation Account
(Francine Bovich)
After five consecutive years of double-digit gains, equity markets closed 2000 with losses. The strength of 1999's synchronized global recovery gave way to inevitable pressures of growth as oil prices soared, inflation rekindled, and labor markets became stretched. These conditions, along with the smooth transition of Y2K, led central banks to become more vigilant in fending off inflation and embark on a series of interest rate increases. The tighter monetary environment took its toll on the economy and the markets, leading to slower growth and a revaluation of equities. The S&P 500 fell 9.1% for the year. MSCI EAFE fell 14.2% in U.S. dollar terms, due to weakness in currencies and equities. Following a banner year in 1999, emerging market equities were hit hard by slower global growth and fell 30.6% for the year. The winners of 2000 were defensive asset categories, including U.S. fixed income (+11.6%), cash (+5.9%), and REITs (+26.4%).

The slowing growth in the U.S. caused investors to rethink growth expectations for the market as a whole, and for growth stocks in particular. The reassessment of growth expectations led to a significant adjustment in multiples. In this environment, value stocks and defensive stocks outperformed the previously high-flying growth sectors. Worldwide, technology stocks fell 39% during the year, while utilities (+27%) and health care (+32%) outperformed. Within the U.S., value stocks gained (+7.0%) while growth stocks fell (+-22.4%). The anticipation of slower growth in the U.S. was also reflected in the bond markets. Bond yields peaked in the first quarter and steadily declined in the latter quarters, pricing in a slowdown that would eventually lead to an easing of monetary conditions by the central bank. The expectation of slower growth also caused high quality to outperform spread products, as perceptions of credit quality deteriorated throughout the year. The Salomon BIG Index returned 11.6% for the year, with Treasuries (+13.5%) outperforming Corporates (+9.3%) and High Yield (-5.7%).

Non-U.S. stock market performance was plagued by currency weakness through most of the year. The Euro fell as low as 0.83 before rebounding in the fourth quarter, and the Yen declined 6.2% for the year. In local terms, European markets actually outperformed the S&P 500, as Europe's growth was not perceived to be slowing as quickly as in the U.S. Japan, on the other hand, disappointed investors with weak economic growth and remains mired in a deflationary trap. MSCI Japan fell 19.7% in local terms and 28.6% in dollar terms. Asia fared no better than Japan, as investors abandoned the region to seek safe havens during the year. The region's growing emphasis on high tech-related production and exports also contributed to stock underperformance.

Throughout the year, the Asset Allocation Account maintained a diversified investment strategy to the benefit of portfolio results. At the end of 2000, the Account was invested in 38.2% domestic equities, 15.7% non-U.S. equities, 43.5% domestic bonds, and 2.5% short-term investments. It appreciated 1.6% for the year, outperforming the Lipper Flexible Portfolio Fund average return of 0.3%.

The outperformance of the Account was due to allocation decisions and strong security selection of the majority of the underlying implementation strategies. Allocation decisions that contributed positively to results included the portfolio managers' decisions to overweight fixed income and cash, as equities significantly underperformed both of these asset classes during the year. Security selection within U.S. Large Cap Value Equity, Small Company Growth, and International Equity (ADRs) was strong and each of these strategies outperformed their respective benchmarks. A portfolio allocation to U.S. Large Cap Growth detracted from results, as growth strategies in general came under attack in the face of declining economic growth. This was more than offset, however, by other favorable allocation and selection decisions.

Comparison of Change in Value of $10,000 Investment in the Asset Allocation Account, Lipper Flexible Portfolio Fund Average, Morningstar Domestic Hybrid Category, S&P 500 Index and Lehman Brothers Aggregate Bond Index


            Total Returns*
          as of December 31, 2000
        1 Year  5 Year  Since Inception
        1.61%   12.09%  12.30%**

** Since inception 6/1/94


        Lehman              Morningstar     Lipper
       Brothers                            Flexible
      Aggregate     S&P       Domestic     Portfolio      Asset
        Bond        500        Hybrid        Fund       Allocation
        Index      Index      Category      Average      Account*

Thousands

        10          10           10          10           10
"1994"  10.077      10.23        10.006      10.008       10.052
"1995"  11.938      14.069       12.494      12.518       12.128
"1996"  12.369      17.297       14.127      14.22        13.696
"1997"  13.566      23.066       16.704      16.878       16.187
"1998"  14.742      29.657       18.792      19.268       17.673
"1999"  14.62       35.897       20.34       21.686       21.117
"2000"  16.32       32.627       20.759      21.749       21.457


Note: Past performance is not predictive of future performance.


Balanced Account
(William Armstrong and Mary Sunderland)
Following a decade of the domestic equity market advancing rapidly, 2000 provided an opportunity for investors in balanced accounts to experience the benefit of their portfolio structure. A portfolio diversified across many asset classes performed well during 2000, when compared to investments only in the equity market. Fixed income securities increased during the year as interest rates began to decline. International equity markets also declined during the year as the foreign markets moved in response to the lower domestic stock markets.

A quick look back at the events of the past twelve months showed a strong start, followed by a sharp drop in equities and ended with signs that interest rates will soon decline. The year started with the high-flying technology equities moving forward quickly, during the first quarter, as GDP growth continued to advance. The economy had made it through the Y2K scare and had resumed its strong economic growth. The Federal Reserve was positioned to act quickly and continued to raise interest rates in an effort to slow the economy into a soft-landing throughout the first half of the year. The higher interest rates and threat of a slowing economy turned the markets in the early part of the second quarter into a near free-fall. The technology heavy NASDAQ market value dropped in half and broader equity markets also dropped sharply. This declining market also moved overseas as foreign equity markets felt the strain of the economic slowdown and their markets tailed off as well. By the third quarter, the Fed realized the economy had cooled from the earlier interest rate increases. GDP growth was slowing and oil prices started to climb. Consumers' confidence had declined as the Christmas shopping season rolled around.
Retailers were forced to deeply cut prices to stimulate customer demand. Corporate earning estimates have been guided down and the economy has slowed appreciably. As we enter 2001, it is clear the Fed has changed to an easing bias and inflation is not as big of a concern.

The Balanced Account performed well during the year with a slightly positive return for the period. As expected, the Account's performance fell between the equity and fixed income components of the indices. The slowing economy depressed stock prices, but as inflationary pressures eased interest rates declined which in turn pushed up fixed income returns. The final outcome of the presidential election was decided late in the year and the financial markets were generally positive on the outcome and the prospects for an improving economy.

There is no clear-cut  index by which to measure the performance of the Balanced
Account,   but  a   comparison   between  the  S&P  500  Index  and  the  Lehman
Government/Corporate Bond Index is useful for performance measurement.

Comparison of Change in Value of $10,000 Investment in the Balanced Account, Lipper Balanced Fund Average, Morningstar Domestic Hybrid Category, Lehman Brothers Government/Corporate Bond Index, Lehman Brothers Aggregate Bond Index and S&P 500 Index


        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        0.13%   8.89%   12.13%



                  Lehman      Lehman
                  Brothers    Brothers  Morningstar  Lipper
                 Government/  Aggregate  Domestic    Balanced
        S&P 500  Corporate     Bond       Hybrid      Fund      Balanced
         Index   Bond Index    Index     Category    Average    Account*

Thousands

        10         10         10          10          10         10
"1991"  13.048     11.613     11.6        12.387      12.677     13.436
"1992"  14.042     12.493     12.458      13.405      13.569     15.156
"1993"  15.454     13.871     13.673      15.023      15.025     16.833
"1994"  15.657     13.384     13.274      14.638      14.646     16.481
"1995"  21.534     15.959     15.726      18.278      18.331     20.533
"1996"  26.475     16.422     16.297      20.667      20.853     23.229
"1997"  35.304     18.025     17.87       24.437      24.815     27.394
"1998"  45.393     19.732     19.423      27.492      28.16      30.657
"1999"  54.944     19.308     19.264      29.757      30.607     31.393
"2000"  49.939     22.428     21.504      30.37       31.072     31.434


Note: Past performance is not predictive of future performance.


Bond Account
(William Armstrong, Scott Bennett and Lisa Stange)
Investors are seeing the benefits of portfolio diversification since fixed income investments posted positive returns and equities negative for 2000.
Treasury rates moved lower throughout the year, ending more than 1.0% lower, with the Federal Reserve in a rate cutting mood at year-end. This will be positive for fixed income securities with corporates likely to benefit the most.

The Principal Variable Contract Fund Bond Account outperformed the Lehman BAA index during the year with a return of 8.17% vs. 7.41%. The Account is primarily composed of corporate bonds and outperformed its benchmark index by avoiding those companies, which had negative surprises. Specifically, the Account was overweight in safe haven industries such as energy, utilities, and transportation, as well as asset types which do not face corporate surprises, such as asset-backed and commercial mortgage-backed securities.

The environment should be very positive for fixed income investments during 2001. While Account Managers expect continued volatility from individual securities, the general environment for fixed income and specifically corporate bonds is positive. The factors contributing to this improved environment include the Federal Reserve's rate cutting posture, lots of money on the sidelines, improved investor sentiment toward fixed income investments, and corporate yield premiums over Treasury securities at historically high levels.

Comparison of Change in Value of $10,000 Investment in the Bond Account, Lipper Corporate Debt BBB Rated Fund Average, Morningstar Intermediate-Term Bond Category and Lehman Brothers BAA Corporate Index


        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        8.17%   5.14%   8.07%


                                                    Lipper
        Lehman      Lehman         Morningstar   Corporate Debt
        Brothers    Brothers      Intermediate-    BBB Rated
        Aggregate   BAA Corporate  Term Bond         Fund              Bond
        Bond Index    Index        Category         Average          Account*

Thousands

        10            10             10              10                10
"1991"  11.6          11.931         11.662          11.78             11.671
"1992"  12.458        13.053         12.502          12.751            12.766
"1993"  13.673        14.741         13.801          14.322            14.255
"1994"  13.274        14.269         13.286          13.683            13.842
"1995"  15.726        17.511         15.591          16.429            16.91
"1996"  16.297        18.215         16.106          16.953            17.31
"1997"  17.87         20.237         17.517          18.662            19.145
"1998"  19.423        20.496         18.817          19.828            20.617
"1999"  19.264        20.328         18.587          19.495            20.083
"2000"  21.504        21.834         20.343          21.053            21.724


Note: Past performance is not predictive of future performance.


Capital Value Account
(Catherine Zaharis)
The Capital Value Account's results this year were clearly segmented into two periods. The first third of the year saw the Account trail its index, as the technology driven growth stock period of strong performance reached its zenith. From the start of 2000 until late March, tech stocks outperformed every other market sector by a wide margin. During the second half of this year, the tech driven growth mania reversed as companies began to miss their earnings and growth targets. Since the March peak, market sentiment increasingly favored stable, well-managed companies carrying reasonable prices. This proved to be a positive environment for the Account's rebound in performance later in the year.

The Account lagged noticeably during the tech upswing. The Account has always been managed as a value fund, with an investment process designed to capture the historical drivers of value style based returns, that being a reliance on low price to earnings ratios and low price to book ratios to identify the best opportunities. The end result of this process was that the Account owned virtually no tech stocks during the upswing, while its index and peer group owned more than 10% in tech stocks. That weighting difference in the market's hottest sector proved to be a heavy drag on returns. Other than tech companies, the sector and stock selection added value over the index, but the Account Manager's belief that high flying tech stocks did not belong in a value portfolio was too much to overcome.

Account Manager's research indicated that tech stocks were overpriced and should be expected to underperform at some point. This began to occur in the spring, when many tech indexes topped out. At this point, the Account began to outperform its index and finished the year with a strong rally. By sticking to a belief that the fundamentals of value investing would continue to hold true, the Account bounced back nicely as the year drew to a close. Overall, the non-tech, non-growth positioning produced underperformance for the entire year, but the Account performed well once value stocks returned to favor.

The Account Manager's current strategy is focused on maintaining the Account's value characteristics. Managers will continue to pay close attention to valuation, while looking for stocks that have the added characteristics of showing a turnaround in business operations and rising earnings estimates. This combination of attractive valuations and improving business activity will position the Account to add value through stock selection while keeping sector weightings generally in line with the index.

Comparison of Change in Value of $10,000 Investment in the Capital Value Account, Lipper Large-Cap Value Fund Average, Morningstar Large Value Category, S&P 500 Index and S&P 500 Barra Value Index


        Total Returns*
        as of December 31, 2000
        1 Year  5 Year  10 Year
        2.16%   12.01%  14.36%



                                          Lipper
        S&P 500             Morningstar  Large-Cap
      Barra Value  S&P 500  Large Value  Value Fund   Capital Value
         Index      Index    Category      Average      Account*

Thousands

        10          10        10          10             10
"1991"  12.256      13.048    12.851      12.908         13.866
"1992"  13.545      14.042    14.122      14.067         15.187
"1993"  16.066      15.454    15.993      15.692         16.359
"1994"  15.963      15.657    15.863      15.544         16.439
"1995"  21.868      21.534    20.984      20.335         21.684
"1996"  26.679      26.475    25.347      24.561         26.779
"1997"  34.677      35.304    32.193      31.227         34.42
"1998"  39.764      45.393    36.41       36.102         39.094
"1999"  44.822      54.944    38.824      40.156         37.417
"2000"  47.547      49.939    40.948      40.686         38.225


Note: Past performance is not predictive of future performance.


Equity Growth Account
  (previously Aggressive Growth Account)
(William Auslander and Philip Friedman)
Records were set at the dawn of the new millennium although 2000's records were in the opposite direction of 1999's sterling performances. The S&P 500 Index declined 9.11%, the worst year since 1977, the Dow Jones fell 4.67%, its worst performance since 1981 and NASDAQ had its worst year ever, losing 39.29%. In many respects, reviewing the year just completed is a mirror image of the prior year, and the wrong side of the mirror.

This was a challenging environment for most investors and an especially humbling one for growth managers. Alas, most value managers were able to finally savor the sweet taste of outperformance. The Russell 1000 Growth Index fell 22.43%, while the Russell 1000 Value Index advanced 7.01%. The robust first quarter seemed like a continuation of 1999's end of millennium party. However, as the year progressed, a number of economic and market forces picked up steam, with negative implications for earnings and future growth prospects.

With the start of rising interest rates and followed by rapidly rising oil prices, other alarming macroeconomic events included a sharply declining Euro and heightened tensions in the Middle East. There were early warning announcements of earnings disappointments from companies such as Lucent and Intel, which continued and picked up momentum in the second half of the year. The fourth quarter was marked by uncertainty surrounding the outcome of the United States Presidential election and the increasing evidence of a slowdown in economic growth, combined with the uncertainty about the near-term outlook for many companies. This backdrop was particularly unfavorable for the technology sector and benefited value-oriented sectors such as finance, utilities and energy.

The Account was impacted by many of the same forces that negatively impacted its growth fund peers and the growth index averages. These forces included the underperformance of technology as well as the outperformance of the financial, utility and energy sectors as investors shifted to a more defensive posture, areas where Account Managers are traditionally underweight, consistent with their philosophy and charter as growth managers. In addition, a combination of relative underperformance in consumer staples and cyclicals and an overweight in technology (which by year-end had registered the most severe declines) could not offset relatively strong performance in healthcare and capital goods, both of which the fund was overweight in for most of the year.

Within the consumer staples sector, which represented roughly 15% of the portfolio versus 10% of the Index, exposure to media stocks such as Liberty Media, Time Warner and Clear Channel detracted from performance as concerns heightened about declining advertising revenue in the wake of dot com failures and a slowing economy. Investments in more traditional staples stocks such as Philip Morris, Safeway, Pepsi, Quaker, Budweiser and Keebler contributed to performance but did not offset this weakness. Within the consumer cyclicals sector, roughly a market weight position of 8% of the portfolio, exposure to retailers such as Home Depot, and Costco detracted from performance as these stocks, as a group, were hurt by a slowdown in consumer spending and higher labor costs.

The Account entered 2000 with a slight overweight in technology relative to the S&P 500 index and underweight versus its growth peers. Account Managers cut positions to about a market weight during the first quarter, based on a sensitivity to the group's rich valuations and a belief that the lofty multiples assigned to most of the technology sector could not continue to expand at the pace witnessed in 1999, particularly in the largest cap names. This proved to be a prudent decision, particularly during the March to May sell-off in technology (when the NASDAQ declined 40% from its March high to its May low). Account Managers were buyers on weakness throughout the balance of the year, and the portfolio was modestly overweight technology as measured by the S&P 500, but materially underweight the growth indexes at year-end.

The technology sector's 39% decline was the biggest detractor to Account performance in 2000. Stock selection was slightly ahead of the index for the year, which is a bittersweet victory when the sector is the weakest in the market. Leading companies such as Microsoft, Nortel, and Lucent, which led the market on the way up in 1999 were among the biggest detractors to relative performance in 2000. Account Managers continue to believe that over the long-term the technology sector will generate higher earnings growth rates than most other areas of the economy and that the benefits from productivity enhancements afforded by technology advancements will be positive for the overall economy. Despite the volatility, Account Managers want the portfolio to be positioned to participate in that growth.

The Account maintained an overweight in capital goods, emphasizing high quality diversified conglomerates such as Tyco, General Electric and United Technologies, which at year-end represented roughly 16% of the portfolio. These three stocks were members of the top 10 holdings throughout the year, and each was a strong relative performance contributor. Tyco is especially notable as it was the strongest relative performance contributor after suffering severe declines in the fourth quarter of 1999. These holdings represent our willingness to look for growth in less traditional names and their strong performance provided a buffer to weaker areas of the portfolio, particularly in the fourth quarter.

Healthcare was another bright spot, as we maintained an overweight position (average of 14% of the portfolio) in the sector for most of the year and stock selection was superior to the index sector return. We increased our commitment to the sector early in the year based on the group's increasingly attractive relative earnings growth rates, and our belief that Federal Reserve interest rate increases would slow the economy, forcing investors to turn toward more stable growing companies such as the large pharmaceuticals. This proved to be correct, and effective trading around election-cycle volatility added to performance.

After failing to lower interest rates at the December 2000 meeting, the Fed did lower interest rates early in January. This was notable both for doing so on a conference call rather than waiting for a regularly scheduled meeting, and for moving rates down 50 basis points instead of the more typical .25% increment. The move toward lower interest rates should eventually be positive for many of the more economically sensitive groups of stocks. However, with many of those companies just now beginning to adjust business plans and earnings targets to the reality of a slower economy, the challenge facing investors is whether to buy these stocks now, or wait until earnings estimates have bottomed and the impact of recent and likely future interest rate cuts begins to result in a reacceleration of economic activity.

We continue to take a balanced and incremental approach to managing the portfolio and will take advantage of the opportunities that volatility creates. We believe the economy will be weaker in the early part of 2001, setting the stage for a much stronger climate later in 2001 and into 2002. We see the catalysts of further Fed easing, a weakened dollar due to lower interest rates and lower economic growth in the U.S., lower oil prices, and possible global tax cuts due to strong worldwide government surpluses, as the backdrop for future growth. These factors create a favorable environment for equities, and large cap growth stocks in particular.

Comparison of Change in Value of $10,000 Investment in the Equity Growth Account, Lipper Large-Cap Growth Fund Average, Morningstar Large Growth Category and S&P 500 Index

        Total Returns*
        as of December 31, 2000
         1 Year 5 Year  Since Inception
        -11.71% 19.67%  21.64%**

** Since inception 6/1/94



                                     Lipper
                  Morningstar     Large-Cap
        S&P 500   Large Growth   Growth Fund   Equity Growth
         Index    Category         Average        Account*

Thousands

        10          10              10              10
"1994"  10.23       10.114          10.055          10.259
"1995"  14.069      13.378          13.151          14.792
"1996"  17.296      15.913          15.681          18.941
"1997"  23.066      19.891          19.648          24.784
"1998"  29.656      26.566          24.14           29.481
"1999"  35.896      37.118          33.335          41.126
"2000"  32.626      31.888          27.928          36.31


Note: Past performance is not predictive of future performance.


Government Securities Account
(Martin Schafer)
Mortgage Backed Securities (MBS) had a positive year for the period ending December 31, 2000. MBS outperformed most other fixed income asset classes as the other fixed income products underperformed Treasuries due to the Treasury buy-back program. Investors sought MBS for their lack of volatility, as compared to security specific corporate credit event risk.

This Account outperformed the Lipper U.S. Mortgage Fund Average and the Lehman MBS Index for the period. The outperformance is attributable to security selection, timing of cashflows, and a slightly longer duration of portfolio holdings.

The quality and composition of the Account is generally in line with its Lipper U.S. Mortgage Category benchmark. Account Managers continue to hold more discount MBS securities than the Lehman Brothers Mortgage Backed Securities Index and some agencies, but maintain a duration neutral to slightly long approach by holding some cash to offset the lower coupons (discounts). This is a good position to be in while riding out the current refinance wave as a result of rates falling the second half of the year. Discount securities are securities priced below 100 (par). When mortgage holders prepay, discount investors receive 100 (par) versus the market price below par, producing positive returns. Account Managers believe the homeowner's propensity to refinance and the mortgage banker's technology driven inducement to refinance loans puts greater risk on securities priced above par. Managers patiently wait for the opportunity to strategically shorten their duration.

Comparison of Change in Value of $10,000 Investment in the Government Securities Account, Lipper U.S. Mortgage Fund Average, Morningstar Intermediate Gov't. Category and Lehman Brothers Mortgage-Backed Bond Index


        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        11.40%  6.53%   7.93%



        Lehman
       Brothers    Morningstar
       Mortgage-   Intermediate     Lipper      Government
        Backed     Gov't. Bond   U.S. Mortgage  Securities
       Bond Index   Category     Fund Average    Account*

Thousands

        10           10            10             10
"1991"  11.572       11.467        11.479         11.695
"1992"  12.379       12.2          12.18          12.495
"1993"  13.226       13.18         13.087         13.754
"1994"  13.013       12.65         12.541         13.13
"1995"  15.199       14.727        14.576         15.634
"1996"  16.012       15.139        15.14          16.158
"1997"  17.532       16.418        16.439         17.836
"1998"  18.752       17.641        17.438         19.311
"1999"  19.101       17.387        17.551         19.255
"2000"  21.233       19.258        19.369         21.45


Note: Past performance is not predictive of future performance.


Growth Account
(Mary Sunderland)
In 2000, performance in the Growth Account slightly lagged the S&P 500 Index and outperformed the Barra Growth Index by almost 11%. The Index has been dragged down by some of the bellwether stocks including Microsoft and Lucent, which are down 62% and 81%, respectively, so far this year. However, the Account held companies such as Cisco, Sun Micro and EMC, which executed to plan and maintained more of their value. In addition, the Account benefited from exposure to financial stocks, which outperformed in 2000 and had a modest weight in the growth indices. A focus on fundamentals was a significant benefit to performance this year, helping the account to outpace the Index.

Signs of an economic slowdown grew rapidly after the Thanksgiving holiday and the Fed has now signaled they are more concerned about an economic slowdown than inflation causing them to aggressively cut rates in January. Since growth stocks are valued based on growth potential and the level of inflation, an overall deterioration in the economy has a significant impact on price level. As lower interest rates take effect, Account Managers feel growth stocks will form a base and start to recover as the year unfolds. That, and a low inflation environment, will provide a powerful tailwind for growth stocks and the important technology sector over the next six to 12 months. Account Managers plan to remain overweighted in the technology sector relative to the S&P but about in line with most growth-oriented funds. Once the economy stabilizes, technology will likely be one of the first sectors to recover.

Consumer cyclical stocks will continue to rebound in 2001 as the Fed cuts rates. The Account has good exposure to the high quality names in the segment and will likely maintain it over the next six to 12 months. Account Managers emphasize companies, which will benefit from spending patterns of an aging population that is entering its highest earnings years.

Comparison of Change in Value of $10,000 Investment in the Growth Account, Lipper Large-Cap Growth Fund Average, Morningstar Large Growth Category and S&P 500 Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year  Since Inception
        -10.15% 12.64%     14.05%**

** Since inception 5/2/94


                                 Lipper
                 Morningstar    Large-Cap
        S&P 500  Large Growth  Growth Fund   Growth
        Index     Category       Average     Account*

Thousands

        10         10             10           10
"1994"  10.397     10.132         10.187       10.542
"1995"  14.3       13.402         13.324       13.243
"1996"  17.581     15.942         15.888       14.9
"1997"  23.444     19.928         19.908       18.917
"1998"  30.144     26.616         24.459       22.957
"1999"  36.486     37.188         33.775       26.729
"2000"  33.162     31.948         28.297       24.016


Note: Past performance is not predictive of future performance.


High Yield Account
(Scott Bennett and Mark Denkinger)
The difficulties in the high yield market are clearly reflected in the performance of the High Yield Account. The Account posted a total return of -4.46% for the year, outperforming the Lehman High Yield Bond Composite of -5.86%. This outperformance can be attributed to a shift toward more defensive assets during the year as market conditions deteriorated.

While predicting the direction of the high yield market has proven difficult, Account Managers feel better times are ahead. Market volatility, which has been led by the NASDAQ, will likely remain high in the foreseeable future but with high yield spreads nearing record highs we believe the market is nearing the bottom. As liquidity returns to the market, high yield securities are well positioned to post strong returns.

Weak market technicals have led to wider spreads and increased volatility during the past year. The key to outperformance has been heavily tied to individual credit selection. The financial markets, equity and fixed income, have little tolerance for poor financial results and severely punish issuers regardless of quality. The high yield market continues to favor large, liquid issues with good earnings visibility.

The Account has a current average quality of B+/BB-. It has maintained a slightly higher quality portfolio, a prudent strategy given difficult market conditions. But ratings alone can be misleading as many of the credit problems have been occurring with BBB or even A rated companies. Account Managers are more concerned about investing in issuers with strong management and good earnings momentum, regardless of ratings. High yield securities continue to be a valuable asset for building well-diversified portfolios, due to its low correlation with other asset classes. As investors begin to realize the attractive yields currently offered performance will improve. And, if history repeats itself, it could improve quickly and catch everyone by surprise.

Comparison of Change in Value of $10,000 Investment in the High Yield Account, Lipper High Current Yield Fund Average, Morningstar High Yield Category and Lehman Brothers High Yield Composite Bond Index



        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        -4.46%  3.91%   8.77%




        Lehman
       Brothers                     Lipper
       High Yield    Morningstar  High Current
       Composiste    High Yield   Yield Fund      High Yield
       Bond Index     Category      Average        Account*

Thousands

        10             10           10              10
"1991"  14.619         13.701       13.794          12.729
"1992"  16.921         16.097       16.256          14.586
"1993"  19.818         19.175       19.385          16.381
"1994"  19.614         18.489       18.643          16.483
"1995"  23.374         21.551       21.715          19.134
"1996"  26.027         24.529       24.683          21.645
"1997"  29.348         27.747       27.882          23.971
"1998"  29.897         27.639       27.759          23.836
"1999"  30.612         28.833       29.016          24.256
"2000"  28.818         26.203       26.584          23.174


Note: Past performance is not predictive of future performance.


International Account
(Kurtis Spieler)
Global equity markets experienced strong performance during the first quarter of 2000. In particular, technology, media and telecom (TMT) stocks led markets upward. Drivers of performance for these growth stocks included strong economic conditions and a seemingly insatiable demand for telecommunication services. This drove valuations in TMT stocks to extraordinarily high levels. During the spring several risks appeared in the economic environment that, along with excessive valuations, led to a large sell off in these TMT stocks. Oil prices spiked up, leading to concerns about consumption. Interest rates from both the United States and Europe continued their upward move as central banks became focused on inflation. This led to increased volatility in equity markets.

During the second half of 2000, an aggressive sector rotation occurred from TMT to defensive stocks and financials. Investors outperformed by buying consumer staples, utilities and pharmaceuticals. Evidence of a slowing economic environment contributed to the underperformance of cyclical stocks and emerging markets. The other major risk in global markets was the steady decline of the Euro for the first 10 months of the year. High oil prices, capital outflows from mergers and acquisitions, and concerns with the European Central Bank led to currency weakness. The Euro has since rebounded as expectations of a relatively weaker U.S. economy led the currency upward.

The Principal Variable Contracts Fund International Account's relative performance during the year was solid, outperforming the EAFE benchmark by around 5.8%. This outperformance was largely due to stock selection in financials, consumer discretionary, industrials and health care. The Account also benefited from its low weighting in Japan, which underperformed other developed markets. On the negative side, stock selection in diversified telecom and materials cost the Account performance.

Currently, Account Managers are finding the best opportunities in beaten-down cyclical, technology and telecom companies. Weights have been lightened in some of the defensive areas that performed very well in 2000 as their valuations have gone too high. The Account Manager's strategy is to continue to invest in high quality companies at discounts to their fair value. These companies are found through a bottom-up, borderless investment approach.

Comparison of Change in Value of $10,000 Investment in the International Account, Lipper International Fund Average, Morningstar Foreign Stock Category and MSCI EAFE Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year  Since Inception
        -8.34%  12.25%  10.67%**

** Since inception date 5/2/94



        Morgan Stanley
          Capital
        International
        EAFE (Europe,    Morningstar
         Australia        Foreign         Lipper
        and Far East)      Stock       International   International
           Index          Category      Fund Average     Account*

Thousands

        10                 10             10               10
"1994"  9.99               9.765          9.758            9.663
"1995"  11.11              10.724         10.676           11.032
"1996"  11.781             12.053         11.934           13.8
"1997"  11.991             12.707         12.583           15.488
"1998"  14.389             14.359         14.221           17.034
"1999"  18.268             20.747         20.023           21.451
"2000"  15.679             17.498         16.899           19.662



Note: Past performance is not predictive of future performance.


International SmallCap Account
(Darren Sleister)
International small cap stocks tend to outperform in periods of increasing global growth and loosening of global monetary policy. Most of 1999 fit this description with economic growth in Asia ex-Japan, Europe and the U.S., and a huge surge in the supply of internet-related stocks and increased liquidity flows. This carried over briefly into the first few months in 2000, however the rest of 2000 was spent in a reversion to the mean, seeing valuation compressions in technology-related stocks, slowing global economic growth, tightening monetary supply and increasing interest rates to ward off inflation.

The Account benefited from the boom in emerging technologies early in the year, however some of these returns were given back as the valuation compression affected the equity markets in general. The Account also benefited largely from oil service companies as the price of oil increased dramatically, giving rise to the need for capacity expansion and increasing demand for oil. Biotechnology, medical technology and alternative energy have been recent themes in the portfolio as direct exposure to telecommunications, internet and semiconductors have largely been sold down as continued weakness is seen in these areas.

For most of the year the Account was overweighted in Europe, Australia and Canada which boded well as these regions faced economic prosperity and their macro conditions were much more favorable than the Asian region. Toward the end of 2000, Account Managers started to grow more positive on the Asia ex-Japan region since expected interest rate cuts in the U.S. should help spur economic growth. Many statistics also point to a bottoming of the electronics cycle as well, but a U.S. slowdown will likely keep exports from Asian countries slightly lower than the past few years.

Going forward Account Managers expect oil prices will stabilize in the $25 dollar range. Global growth will continue to slow and technology valuations remain at risk. Account Managers continue to look for high quality growth opportunities that have attractive valuation parameters. It is possible that value stocks will periodically outperform for periods of a quarter or more, but over the long term Account Managers remain committed to growth at a reasonable price as a means for long term equity appreciation.

Comparison of Change in Value of $10,000 Investment in the International SmallCap Account, Lipper International Small-Cap Fund Average, Morningstar Foreign Stock Category and MSCI EAFE Index


        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        -11.50%                     17.49%**
** Since inception date 5/1/98




        Morgan Stanley
          Capital
        International
        EAFE (Europe,      Morningstar     Lipper
         Australia          Foreign     International  International
         and Far East)       Stock        SmallCap       SmallCap
            Index           Category     Fund Average    Account*

Thousands

           10                10            10             10
"1998"     10.379            9.672         9.261          8.963
"1999"     13.177            13.975        16.245         17.371
"2000"     11.31             11.787        13.837         15.373



Note: Past performance is not predictive of future performance.


LargeCap Growth Account
(E. Marc Pinto)
For the 12-month period ending December 31, 2000, the LargeCap Growth Account lost 11.99%. These results compare to a 9.10% loss posted by its benchmark, the S&P 500 Index.

It was an extremely difficult year for the financial markets. A belief early in the year that the U.S. economy was expanding too rapidly for its own good quickly gave way to fears that the economy was edging toward recession. Almost across the board, stocks finished lower, with the high-growth companies of the Nasdaq Composite Index bearing the brunt of the sell-off.

This uncertain outlook and the massive market volatility that accompanied it obviously hindered the Account's performance. Although a number of stable growth franchises were able to overcome the difficulties to trade higher, several key portfolio holdings declined, pulling the Account's overall performance lower. Account Managers responded by redoubling efforts to balance the portfolio's exposure to fast-growing stocks with positions in more traditional growth franchises such as mortgage giant Fannie Mae and brewer Anheuser-Busch, both of which were top performers. Unfortunately, the exposure to high-growth areas such as wireless - which remains a major portfolio theme - produced mixed results, with service providers such as Nextel falling while handset leader, Nokia, held its ground in an increasingly volatile environment.

Looking forward, it is far from clear whether the U.S. economy is on the path to a soft landing. Consumer confidence has waned in the face of corporate layoffs, higher energy prices and the sharp correction in stock prices. For that reason, Managers are monitoring economic developments closely and have tried to maintain balance in the portfolio by selectively adding both high-growth companies that are now trading at attractive valuations as well as more stable growers that are felt to be capable of performing well in periods of economic turbulence. As always, Account Managers remain steadfast in a belief that a thorough understanding of the drivers behind each individual holding remains the best way to navigate even the most uncertain market environment.

Comparison of Change in Value of $10,000 Investment in the LargeCap Growth Account, Lipper Large-Cap Growth Fund Average, Morningstar Large Growth Category and Russell 1000 Growth Index


        Total Returns*
        as of December 31, 2000
        1 Year  Since Inception
        -11.99     9.67%**

** Since inception date 5/3/99



                                     Lipper
        Russell     Morningstar    Large-Cap     LargeCap
      1000 Growth   Large Growth  Growth Fund     Growth
         Index        Category      Average      Account*

Thousands

        10             10           10             10
"1999"  12.504         12.81        12.668         13.247
"2000"  9.701          11.005       10.613         11.659


Note: Past performance is not predictive of future performance.


LargeCap Stock Index Account
(Robert Baur and Rhonda VanderBeek)
The LargeCap Stock Index Account seeks investment results that correspond with the total return performance of the Standard & Poor's 500 Index. The percentage of total assets of the Account allocated to each of the 500 stocks closely follows the weighting of each of the stocks in the S&P 500 Index*.

The return for calendar year 2000 for the LargeCap Stock Index Account was -9.67%. During the same period, the total return of the S&P 500 Index was -9.10%.

The economic backdrop for investors had been good during the first half of 2000, but a significant slowing of economic growth began in the third quarter. Late in the year, the slowdown intensified and economic growth fell to just 1.4% (annual basis) for the fourth quarter. This was well below the 4% to 5% economic growth of the previous several quarters. Although the stock market began the year with a strong rise in the first quarter, equity prices deteriorated as the year progressed. Rising interest rates and higher prices for oil and natural gas took their toll on stock prices.

Stock market investors were kept on the edge of their seats over the last year as powerful price rallies gave way to disquieting price swoons. Volatility surged; the number of large daily price swings was the highest of any year since 1974. Tech stock prices fell dramatically in the fourth quarter and most major stock indices ended the year in the negative column. Investors were concerned that the economic slowdown might turn into a recession. Since the LargeCap Stock Index Account attempts to mirror the performance of the S&P 500 Index, Account returns were similarly volatile and negative.

* Standard & Poor's 500(R) and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Principal Life Insurance Company and Principal Management Corporation. The Account is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

Comparison of Change in Value of $10,000 Investment in the LargeCap Stock Index Account, Lipper S&P 500 Index Fund Average, Morningstar Large Blend Category and S&P 500 Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        -9.67%  -0.96%**
** Since inception date 5/3/99



                Morningstar     Lipper
      S&P 500   Large Blend  S&P 500 Index    LargeCap Stock
       Index     Category     Fund Average    Index Account*

Thousands

        10        10              10               10
"1999"  11.1      11.153          11.615           10.893
"2000"  10.089    10.376          10.503           9.84


Note: Past performance is not predictive of future performance.


MicroCap Account
(Melissa Brown, Robert Jones and Victor Pinter)
After generating very strong returns for a number of years, the equity markets reversed course in the year 2000. The correction began in March, as continued strong economic growth, inflationary pressures and rising interest rates unnerved investors. While other types of stocks declined, high valuation technology issues, and many Internet stocks in particular, experienced the largest declines.

The equity markets rebounded for a brief period during the summer. Investors hoped that signs of moderate economic growth would result in an end to interest rate hikes by the Federal Reserve Board. However, market sentiment shifted yet again in the fall, due in part to uncertainty regarding the state of corporate profits in the face of an economic slowdown, and uncertainty over the presidential election. By the end of the year, the technology-laden NASDAQ was down 54% from its peak in March and 39.3% for the year - its worst performance since it was created in 1971. The S&P 500 Index fell 9.10% for the year, its poorest showing since 1977.

Market leadership changed several times during the reporting period. By the end of 2000, value stocks had generated strong results after years of underperforming their growth counterparts. In fact, 2000 was the worst year for absolute returns of the Russell 1000 Growth Index (-22.4%) and Russell 2000 Growth Index (-3.03%). In contrast, the Russell 1000 Value Index and Russell 2000 Value Index returned 7.01% and 22.81%, respectively. The disparity of returns was largely due to the higher percentage of technology stocks in the growth indices.

The Goldman Sachs Quantitative Equity Management Team assumed responsibility for management of the MicroCap Account on August 1, 2000. The portfolio employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.'s Global Investment Research Department and consensus opinions with quantitative analysis generated by GSAM's proprietary model. This quantitative system evaluates each stock using many different criteria, including valuation measures, growth expectations, earnings momentum and risk profile. It also objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. The portfolio construction process evaluates stocks based on their overall expected return and their contribution to portfolio risk. The resulting portfolio is the one that has the highest potential return for the targeted amount of risk.

During the one-year period ending December 31, 2000, the returns of the Account's various investment themes were erratic. Virtually every theme experienced one of its best months since inception, as well as one of its worst months ever. In addition, during some months there were extremely positive returns for one variable and extremely negative for another variable, reflecting the high overall return dispersion nature of the market. Overall, our Momentum and Value themes contributed positively to performance during the year, while the Research theme detracted from results in the small-cap universe. From a sector standpoint, technology, healthcare, and consumer services stock picks enhanced results within the small-cap universe, while financials and basic materials holdings generated disappointing returns relative to the Russell 2000 Index.

Looking forward, Account Managers continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should perform better than poor momentum stocks.

Comparison of Change in Value of $10,000 Investment in the MicroCap Account, Lipper Small-Cap Core Fund Average, Morningstar Small Blend Category and Russell 2000 Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        12.13%  -3.67%**
** Since inception date 5/1/98



                   Morningstar      Lipper
     Russell 2000  Small Blend   Small-Cap Core   MicroCap
        Index       Category      Fund Average    Account*

Thousands

        10           10              10             10
"1998"  8.806        8.609           8.873          8.158
"1999"  10.678       10.174          11.396         8.071
"2000"  10.356       11.48           11.974         9.05


Note: Past performance is not predictive of future performance.


MidCap Account
(K. William Nolin)
The MidCap Account is generally managed with a fundamental analysis approach. Account Managers believe that the future cash flow a business will generate will ultimately determine the value of that business today. Within this framework, companies are identified that have competitive advantages which can be sustained and improved upon. Those companies are then bought at discounts to their future value.

During the past year, investors have looked beyond the largest companies to find good value. As a result, the S&P MidCap 400 Index outperformed the S&P 500. The S&P MidCap 400 was up 17.50% and the S&P 500 was down 9.10%. The Account was up 14.56%, yet trailed the S&P MidCap 400 Index slightly. The Account's exposure to technology during the early spring sell-off contributed to this underperformance.

The economic backdrop for investors started out very strong last year, but became less favorable as the year rolled on. The economy has been extraordinarily robust, yet recently has shown clear signs of weakening. Inflation has been and continues to be modest, although benefit costs have been trending higher. Corporate profit growth set records early in the year, but now is slowing. Expectations of a slowing economy and slower profit growth led us to cut back on companies exposed to cyclical movements in the late summer. Sectors of cyclical exposures that were reduced included retailers, capital goods companies, and technology companies. Account Managers expect to maintain this position until the fundamentals improve or the stock prices adjust to account for a slowing.

Comparison of Change in Value of $10,000 Investment in the MidCap Account, Lipper Mid-Cap Core Fund Average, Morningstar Mid-Cap Blend Category and S&P Midcap 400 Index



        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        14.59%  14.83%  18.51%




     Morningstar      Lipper
    Mid-Cap Blend  Mid-Cap Core    MidCap    S&P MidCap
      Category     Fund Average    Account*  400 Index

Thousands

        10            10             10        10
"1991"  13.62         15.124         15.349    15.007
"1992"  15.653        16.502         17.642    16.793
"1993"  17.923        18.928         21.044    19.132
"1994"  17.634        18.54          21.208    18.445
"1995"  22.697        24.504         27.361    24.148
"1996"  27.336        28.895         33.137    28.78
"1997"  34.566        34.567         40.676    38.062
"1998"  36.906        38.77          42.176    45.336
"1999"  43.807        53.607         47.676    52.009
"2000"  45.283        57.413         54.632    61.116


Note: Past performance is not predictive of future performance.


MidCap Growth Account
(John O'Toole)
Although the performance of the MidCap Growth Account was positive for the year, Account Managers were nonetheless disappointed that performance did not exceed that of the S&P MidCap 400 Index. For the year, midcap stocks outperformed both large and small capitalization issues by a substantial margin.

Factors that detracted from performance included the very narrow return pattern of the S&P MidCap 400 Index, where only 44 stocks needed to be held at their index weight to mimic the index return. This narrowness is by definition problematic for a portfolio designed to be sector neutral and holding between 150 and 175 stocks. In addition, many midcap portfolios suffered from the dramatic difference in performance between midcap value and growth stocks. For the year, the S&P/BARRA Midcap Value Index returned 27.89%, while the S&P/BARRA Midcap Growth Index returned 9.15% -- a difference of over 1800 basis points. This sharp division in the midcap equity market compounded the narrowness problem and compromised the performance of our equity valuation method.

Consistent with our philosophy of adapting to the market, the Account had a positive exposure at the beginning of 2000 to companies that exhibited above-average earnings growth and positive earnings surprises. When the technology bubble burst in March, Managers naturally had to mitigate the Account's exposure to earnings growth. No sooner had this been accomplished than the market's preferences changed again. This pattern of extraordinary volatility was to repeat itself throughout the year, with value eventually beating growth roundly. Although the Account is growth driven, given the blended style, Managers consider both growth (earnings) and value (price) characteristics of stocks we choose for the Account. In retrospect, the Account's exposure to growth-type valuation factors was too large and its exposure to value-oriented inputs was too small. Subsequently, the Account's Managers have made adjustments, none significant, to its style to incorporate the lessons learned in the anomalous market conditions of 2000.

Two issues that negatively influenced return were Zale Corporation (-39.9%) and Univision Communications (-19.9%). Zale is a national retailer of jewelry, and investors became increasingly concerned over the prospects for the company based upon a slowing national economy and the discretionary nature of jewelry purchases. Univision Communications is a Spanish language television broadcaster that disappointed investors by announcing advertising bookings and rates that were below expectations.

The prospects for midcap companies are dynamic and there are a number of excellent investment opportunities. Account Managers will continue to manage the Account using a market-sensitive valuation model, and consolidate stock selection skills with a disciplined portfolio construction process. The Account will remain economic sector and capitalization neutral relative to its performance benchmark; the goal is to add consistent value through superior stock selection and systematic risk control.

Comparison of Change in Value of $10,000 Investment in the MidCap Growth Account, Lipper Mid-Cap Growth Fund Average, Lipper Mid-Cap Core Fund Average, Morningstar Mid-Cap Growth Category, Russell Midcap Growth Index and S&P 400 MidCap Index



        Total Returns*
        as of December 31, 2000
        1 Year  Since Inception
        8.10%                5.57%**
** Since inception date 5/1/98


                             Morningstar
                 Russell      Mid-Cap       Lipper         Lipper       MidCap
      S&P 400   MidCap Value  Growth      Mid-Cap Core  Mid-Cap Growth  Growth
    MidCap Index    Index     Category    Fund Average   Fund Average   Account*

Thousands

        10        10           10           10              10            10
"1998"  10.538    10.389       10.258       9.672           9.814         9.66
"1999"  12.089    15.719       16.813       13.373          16.964        10.691
"2000"  14.206    13.872       15.653       14.322          18.662        11.557


Note: Past performance is not predictive of future performance.


MidCap Growth Equity Account
(Chris McHugh, William McVail and Robert Turner)
For the period from its inception on October 24 to December 31, 2000, MidCap Growth Equity Account returned -18.70%. The Account's results underperformed the 17.68% loss of the Russell Midcap Growth Index, the benchmark index.

The Account's performance was hurt by a market that was inhospitable to growth stocks (mid-cap value stocks were up sharply and mid-cap growth stocks were down sharply during the period). The Account's growth-oriented holdings -- stocks with strong prospective earnings power and above-average price/earnings ratios -- were hit hard, falling victim to what amounted to an extreme correction in valuations. Investors showed a preference for less expensive, lower-beta stocks that were perceived to be safer.

Only three of the Account's ten sector investments -- in energy, financial services, and materials/processing -- outperformed their corresponding Russell Midcap Growth Index sectors. Energy holdings were up 14% versus 11% for the Index's energy sector, the Account's financial-services holdings advanced 7% versus 1% for the Index sector, and the Account's materials/processing holdings climbed 16% versus a 14% loss for the Index sector.

By far, the Account's technology holdings (which represented the Account's largest single sector weighting, about 40%) detracted the most from performance. The technology sector of the market fell 36% during the reporting period, but the Account's tech holdings dropped 41%. Why was the Account so heavily invested in technology? Because technology is a big part of the Russell Midcap Growth Index. In following a sector-neutral policy, Account Managers keep the sector weightings of the Account close to those of the Russell MidCap Growth Index. Since the sector weightings of the Account are close to those of the Index, a big index sector like technology results in the Account having similarly big holdings in technology stocks.

Contributing the most to performance was a positive return in energy stocks, which benefited from increased pricing power in the oil and natural-gas industries. In absolute terms, the Account's materials/processing stocks had the highest return. It's technology stocks recorded the worst absolute return, due to weak optical- and wireless-technology holdings, which had been one of the market's favorites until a number of industry leaders reported late in the period a slowing of what had been hyperactive revenue and earnings growth.

Comparison of Change in Value of $10,000 Investment in the MidCap Growth Equity Account, Lipper Mid-Cap Growth Fund Average, Morningstar Mid-Cap Growth Category and Russell MidCap Growth Index



        Total Returns*
        as of December 31, 2000

        Since Inception
        -18.70%**

** Since inception date 10/24/00




       Russell       Morningstar       Lipper
     MidCap Growth  Mid-Cap Growth  Mid-Cap Growth    MidCap Growth
        Index         Category       Fund Average     Equity Account*

Thousands

        10            10               10                 10
"2000"  8.239         8.643            8.999              8.13


Note: Past performance is not predictive of future performance.


MidCap Value Account
(Robert Gendelman)
The MidCap Value Account significantly outperformed the Russell MidCap Value Index in the one-year period ending December 31, 2000. The Account gained 31.03% in the period while its benchmark index rose 19.18%.

The market environment in the year 2000 was very different from that of 1999. While 1999 was a year that brought fame and fortune to the NASDAQ, dot.coms, and most anything technology related, 2000 ignited worries that the high valuations given to many tech stocks were not warranted. The Federal Reserve's (Fed) series of interest rate increases began to take effect and resulted in decelerated corporate earnings growth. A slowing economy, high oil prices, a weak Euro, and negative earnings warnings and reports all tempered investor enthusiasm during the year. Growth stocks dominated the market in 1999. But as many growth stocks failed to meet lofty expectations, investors began to seek out high-quality, value-oriented stocks of all market caps.

In this environment, Account Managers continued a commitment to invest in good businesses at attractive prices that possess positive risk-reward characteristics. An allocation to financials is one area where value was added. This was done through a reduction in sector weighting coincident with the start of the Fed's series of rate increases, followed by an increase in sector exposure as Managers felt that the tightening cycle was nearing completion. The Account's financial holdings (27.14% of total equity market value as of 12-31-00) achieved a higher absolute return than those of the Russell MidCap Value Index due to strong stock selection and had the most favorable impact on portfolio total return for the one-year period ended December 31, 2000. Insurance companies MetLife (1.22% of total net assets), ACE Limited (1.26% of total net assets), and XL Capital (1.58% of total net assets) all made solid contributions. Due to high oil prices and industry deregulation, Managers made diligent selections within the utilities and energy sectors (10.13% and 8.65% of total equity market value, respectively). Strong stock selection in both sectors led to better absolute returns as compared to the Index, although the Account was unfortunately underweight the utilities sector. Coastal Corp. (1.14% of total net assets) and Anadarko Petroleum (0.73% of total net assets) both made positive contributions to Account's return. Although it did have a small positive impact on return, the Accounts exposure to technology (7.75% of total equity market value) was reduced over the year because of the market's indiscriminant selling within the sector. Holdings within basic materials (5.60% of total equity market value) and communication services (1.03% of total equity market value) had the least favorable impact on portfolio total return. Smurfit-Stone Container Corp., producer of paper-based packaging and other products, and AK Steel Holding Corp., an integrated steel producer, were two main reasons for the negative impact of basic materials, while Allegiance Telecom was a disappointing communication services holding (all three were eliminated from the portfolio during the period).

The market is, and will likely continue to be, a volatile place. Many things changed from 1999 to 2000 and they will probably change again. Taking this into consideration, Account Managers will continue striving to invest in financially sound, fundamentally fit companies that will grow and prosper for years to come. Account Managers feel that the investment techniques, including risk management, diversification, and a great deal of prudence, will successfully lead the Account's investors through an ever-changing landscape.

Comparison of Change in Value of $10,000 Investment in the MidCap Value Account, Lipper Mid-Cap Value Fund Average, Morningstar Mid-Cap Value Category and Russell Midcap Value Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        31.03%  24.75%**
** Since inception date 5/3/99




      Russell      Morningstar      Lipper
    MidCap Value  Mid-Cap Value   Mid-Cap Value   MidCap Value
       Index        Category       Fund Average     Account*

Thousands

        10          10              10               10
"1999"  9.419       10.023          10.943           11.024
"2000"  11.226      11.709          12.766           14.445


Note: Past performance is not predictive of future performance.


Money Market Account
(Michael Johnson and Alice Robertson)
The Federal Reserve (Fed) spent the first half of 2000 continuing in the credit-tightening mode they commenced during 1999. After adjusting the Fed Funds rate* from 4.75 to 5.50% during the latter half of 1999, the Fed started back up in early 2000. In February they stepped in for the first in a series of three rate hikes - raising the targeted rate from 5.50 to 5.75%. The Fed bumped up another 0.25% at the March Federal Open Market Committee (FOMC) meeting and a final 0.50% at the May FOMC meeting. During the latter part of the year, economic releases were beginning to show some signs of weakness. At the December FOMC meeting, the Fed maintained the 6.50%, however, it moved its bias from that of inflation to weakness. The industry average maturity over the course of 2000 was in the 50-57 day area with the days fluctuating downward when the market was anticipating another Fed rate hike. The Money Market Account strives to stay close to the industry average. Account Managers actively monitor the industry averages in order to keep both yields and average maturities in line. The Account continues to invest from a list of high quality investments that is actively monitored by our fixed income analytical staff.

Investments in the Money Market Account are neither insured nor guaranteed by the U.S. Government. While the Account strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.

* The Fed Funds rate is the rate at which banks lend to each other on an overnight basis.

Real Estate Account
(Kely Rush)
Real estate stocks provided robust investment performance for the twelve-month period that ended December 31, 2000. The Real Estate Account's 31.0% return easily outdistanced the S&P 500's -9.1%. This was a reversal of fortunes from the prior twelve months when the S&P 500 was up 21.0% while the Real Estate Account lagged at -4.48%.

Triggering this reversal was a decline in enthusiasm for high-growth, technology-oriented stocks. Nervous that technology stock prices had over-inflated, investors sought attractively valued sectors with reliable earnings growth. Real estate stocks fit this profile. Real estate stock prices looked cheap because they had been declining since peaking in October 1997. Meanwhile, earnings growth had been solid in 1998 and 1999, and the outlook for 2000 and beyond was favorable.

As expected, real estate markets remained vibrant throughout 2000. Despite a slowing economy in the second half of the year, there was generally no evidence of deteriorating demand for commercial real estate space. This is not necessarily surprising as real estate demand tends to be a lagging rather than leading indicator.

Demand is expected to soften in 2001 as the economy slows. The good news is U.S. construction activity is at a reasonable pace and a slowing of demand should not be catastrophic. To the contrary, real estate companies are expected to reliably deliver 7-8% earnings growth in 2001.

Relative performance for the Account remained strong in the past twelve months. The Real Estate Account outperformed both its peer average and its benchmark index. Account returns exceeded the Lipper Real Estate Fund (Variable Universe) average by 5.6% and the Morgan Stanley REIT Index by 4.2%. Portfolio over-weightings in owners of multi-family, office and industrial properties drove superior returns. Account Managers also emphasized companies owning real estate in strong coastal markets, especially San Francisco. This strategy also helped to propel relative returns.

Comparison of Change in Value of $10,000 Investment in the Real Estate Account, Lipper Real Estate Fund Average, Morningstar Specialty - Real Estate Category and Morgan Stanley REIT Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        30.97%  6.03%**
** Since inception date 5/1/98


                     Morningstar
                     Specialty -     Lipper
     Morgan Stanley  Real Estate   Real Estate   Real Estate
      REIT Index      Category     Fund Average    Account*

Thousands

        10             10            10             10
"1998"  8.677          8.592         8.25           9.344
"1999"  8.282          8.304         7.991          8.925
"2000"  10.502         10.449        10.038         11.689


Note: Past performance is not predictive of future performance.


SmallCap Account
(John McClain and Tom Morabito)
The SmallCap Account began the year strongly, but as the year progressed, the market fled the growth areas where the Account had overweighted. As a result, performance suffered and the Account underperformed its benchmark indices. The Account returned -11.73%, compared to 11.80% for the S&P 600, -3.02% for the Russell 2000, and 5.07% for the Lipper SmallCap Core Mutual Fund average. (Lipper Variable Universe SmallCap average was -1.50%.)

During the year, the Account increased its exposure to sectors offering more growth, such as technology and communications. This was based on the expectation that the economy would moderate from its very high growth rates of the first half of the year and that fears of further increases of interest rates by the Fed would prove unfounded. Unfortunately, as the year progressed, energy prices spiked higher putting additional pressure on global economic growth. Simultaneously, the Euro weakened significantly putting even more pressure on companies that do business in that region. The cumulative effect of these developments was to shift market worries from too rapid growth to earnings fears, completely bypassing the middle ground scenario (moderate growth) which Account Managers had anticipated. As a result, the market fled the sectors Managers had overweighted and gravitated to more traditional value sectors (such as homebuilders) which had been underweighted. As these trends became apparent, Account Managers shifted the portfolio back towards value but remained overweight in technology.

As discussed above, the market action early in the year favored a growth position and the Account did well. However, toward year-end, several blue chip technology companies announced weaker than expected results, frequently citing weaker than expected growth in Europe. This weakness was probably due to the negative impact of higher energy prices and a sharp decline in the Euro. Earnings fears built as the year closed. Small technology stocks were hit particularly hard as downward price movements were exaggerated by tax loss selling.

Exiting the year, the Account had moderately shifted away from growth toward value but remained overweight in technology. Energy prices remain a significant risk, which is why Account Managers have somewhat reduced the Account's growth weighting. Fortunately, the evidence strongly shows crude inventories should begin to build in the near term and by the middle of next year, crude prices should be noticeably lower than they are currently, possibly falling below $25/barrel ($29/barrel at year-end 2000).

If the economy can achieve a soft landing (moderate growth), spending on areas such as technology and communications should continue to be strong providing a solid foundation for a rebound in the stock prices of many of the Account's holdings.

Comparison of Change in Value of $10,000 Investment in the SmallCap Account, Lipper Small-Cap Core Fund Average, Morningstar Small Blend Category, Russell 2000 Index and S&P 600 Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        -11.73% 0.28%**
** Since inception date 5/1/98





                               Morningstar Lipper
      Russell     S&P 600   Small Blend    Small-Cap Core    SmallCap
     2000 Index    Index     Category        Fund Average    Account*

Thousands

        10         10          10              10              10
"1998"  8.806      8.835       9.341           8.873           7.949
"1999"  10.678     9.931       11.039          11.396          11.413
"2000"  10.356     11.103      12.456          11.974          10.074


Note: Past performance is not predictive of future performance.


SmallCap Growth Account
(Jay Tracey III)
The U.S. stock market experienced a down fourth quarter, led by continued weakness in technology stocks. The tech-heavy NASDAQ Composite Index was down 32.74% and stood more than 50% below its high of last March. The S&P 500 Index declined 7.82%. The Russell 2000 Index declined 6.91%, but the Russell 2000 Growth Index, which has a higher tech weighting, was off 20.20%. In contrast, the "old economy" Dow Jones Industrial Average managed a slight gain of about 1.70%, the only significant benchmark to show a gain in the quarter. Value stocks outperformed growth stocks during the quarter and for the year, in part because of technology, but also because valuations became more important to investors as interest rates increased and profit growth expectations came down with the slowdown in the economy.

Technology, the market's worst performing sector, was the big problem for growth funds in general and the SmallCap Growth Account in particular, even though its holdings performed in line with their benchmarks. The Account is not significantly overweighted in technology, so Managers are continuing to focus on the merits of individual holdings. Account Managers reduced or eliminated positions whose revenue and earnings performance seemed at risk, but added opportunistically to others whose prices declined to attractive levels and whose businesses appear still to be on track. For example, Infospace (0.7% of assets) was added when the stock was under severe stress near the end of the quarter.

Results in the healthcare sector were mixed. Cephalon (2.2% of assets), Regeneron (1.9% of assets) and Invitrogen (2.0% of assets) were among the
Account's stronger biotech holdings. Accredo Health (1.1% of assets), a specialty services provider, also did well. But most other holdings declined as investors increasingly favored companies that generate current earnings over those whose valuations are based on anticipated future results. Account Managers continue to be enthusiastic about biotech companies that have demonstrated technology leadership, addressed large market opportunities, met their milestones and signed significant partnership agreements. Managers believe the Account's holdings are well-positioned to benefit when confidence returns to the market and investors are again willing to look further into the future.

The energy sector, in which the Account is overweighted, was the most positive contributor, led by gains in services companies such as Veritas DGC (3.0% of assets), National-Oilwell (1.7% of assets), Patterson Energy (2.0% of assets) and Precision Drilling (1.8% of assets). Account Managers expect 2001 to be a period of accelerating earnings growth, positive earnings surprises and upward earnings revisions for this group, so managers will continue the Account's overweighting.

Beyond that, it comes down to individual holdings, such as Investors Financial Services (1.7% of assets), which gained another 36% in the quarter. The position was trimmed somewhat toward the end of the quarter, based upon its expanded valuation. Cox Radio (1.4% of assets), rebounding from price weakness in the third quarter, also was a positive performer, as was Skywest (1.8% of assets).

The coming year will be a lower-growth year for the economy and corporate profits. Account Managers believe the bear market in technology is in the past and there are good long-term prospects for the sector. One objective is to be positioned in stocks that are most likely to rebound quickly and strongly when the market recovers, based upon fundamental strength of the underlying companies. Energy is likely to be a bright spot in terms of earnings growth. Account Managers are also optimistic about the outlook for a wide variety of healthcare stocks. Most consumer stocks are uninteresting but, over the next few months, broadcasters may become more attractive as interest rates decrease and the outlook for advertising spending growth improves. For now, the Account will remain underweighted and very selective in the consumer sector.

Comparison of Change in Value of $10,000 Investment in the SmallCap Growth Account, Lipper Small-Cap Growth Fund Average, Morningstar Small Growth Category and Russell 2000 Growth Index



        Total Returns*
        as of December 31, 2000
        1 Year    5 Year
        -13.91%   22.92%**
** Since inception date 5/1/98



                    Morningstar       Lipper
    Russell 2000    Small Growth  Small-Cap Growth   SmallCap Growth
    Growth Index      Category      Fund Average         Account*

Thousands

        10              10             10                10
"1998"  8.993           9.341          8.873             10.296
"1999"  12.868          15.081         14.43             20.148
"2000"  9.982           14.22          13.716            17.345

Note: Past performance is not predictive of future performance.


SmallCap Value Account
(Marian Pardo)
The SmallCap Value Account had a positive year, returning 23.87%. The Account slightly outperformed its benchmark, the Russell 2000 Value Index, which returned 22.83% for the year ending December 31, 2000.

2000 was a difficult year for the U.S. equity markets; the broad small cap market outperformed the S&P 500 for the year, but both were in negative territory. The Russell 2000 Index returned -3.02% for the 12 months ending December 31, 2000, while the S&P 500 returned -9.11% during the same period.

The year was characterized by extreme volatility and a flight to value stocks, as small cap value names dominated performance and many of last year's best performing small telecom, technology and services names plunged. Pharmaceuticals were a clear exception, proving that investors were still interested in companies with strong growth potential and were eager to find substitutes for down-sized tech names. A slowing economy, replete with earnings disappointments and political uncertainty, undermined investor confidence in growth stocks and internet-related names in particular. This movement away from growth stocks was represented by the notable disparity between the Russell style indexes during the year. Small cap value stocks were the top performers for the year as the Russell 2000 Value Index (22.83%) outperformed the Russell 2000 (-3.02%) and the Russell 2000 Growth (-22.43%).

Even though the sector weights of the Account remained within 1% of the Russell 2000 Value Index weights, sector allocation was the main driver behind excess return for the year. Stock selection detracted from return, as the portfolio underperformed the index in 11 of 17 sectors. The Account's holdings in the consumer cyclical, finance and REIT sectors contributed most to overall return, while holdings in the software and services, health services and systems, and semiconductors sectors were detractors.

Holdings that contributed most to performance for the past twelve months included Bank United (finance), Greenpoint Financial (finance) and Gentek Inc. (industrial cyclical). Bank United was up 155.1% and overweighted relative to the index. Greenpoint Financial was up 115.8% and overweighted; Gentek Inc. was up 60.3% and overweighted as well. Holdings that detracted most from performance for the past twelve months included Geon Company (industrial cyclical), Georgia Gulf Corp (industrial cyclical) and Imperial Bancorp (finance). Geon Company was down 45.3% and liquidated by the end of the reporting period. Georgia Gulf was down 42.8% and overweighted relative to the index. Imperial Bancorp was up 17.5% and not held in the portfolio.

Looking ahead, Account Managers expect continued broadening trends that favor a multi-sector investment strategy. A continued emphasis on security selection is well suited to a market environment in which valuations are likely to be driven by fundamentals.

Comparison of Change in Value of $10,000 Investment in the SmallCapValue Account, Lipper Small-Cap Value Fund Average, Morningstar Small Value Category and Russell 2000 Value Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        23.87%  9.62%**
** Since inception date 5/1/98



                     Morningstar        Lipper
    Russell 2000     Small Value    Small-Cap Value   SmallCap Value
     Value Index       Category       Fund Average        Account*

Thousands

        10             10               10                   10
"1998"  8.592          8.441            8.873                8.494
"1999"  8.464          8.82             9.435                10.316
"2000"  10.396         10.318           11.112               12.778


Note: Past performance is not predictive of future performance.


Utilities Account
(Catherine Zaharis)
The utilities industry again has been marked by returns that are dramatically different for each industry. Returns for this sector were stronger than the broader market, with one year utility returns over twice the S&P 500 returns. However, the Utilities Account, as well as our peers, dramatically lagged the Utility benchmark. The Dow Jones Utility Index represents electric and gas utility companies. These firms have been beneficiaries of several scenarios in the U.S. that have been quite positive for this sector in the past year. The benchmark excludes telephone companies, which were impacted in a negative fashion by market events.

Demand growth for electricity has begun to rise in this new world economy. Massive amounts of energy are need to provide proper cooling and electrification to high tech facilities. New major power plants to produce electricity have been virtually non-existent in the U.S. for over 10 years. So as demand has grown, supply has not. This was fine in the early 1990's, as there was more than enough electricity to go around. However, we have now used up that extra supply in the U.S. and find ourselves a little short of what is needed on the hottest days. Prices have spiked from $30 per megawatt hour to over $1,000 per megawatt hour. Those companies that have power to sell into the market and have undertaken a generation strategy have performed quite well. Those companies having to purchase power in these markets have suffered. The Account Manager's goal is to find those companies that have the best strategies and have exhibited the ability to execute those strategies effectively.

The telecom industry has been in a very different environment. This industry is one where although usage is growing dramatically, huge amounts of funding are needed to keep up with the most current technology. So although demand is growing, funds are continually needed to plow back into the business to continue to grow. This has hurt many of these companies. Also, traditional areas of growth, such as long distance phone calls have slowed noticeably hurting the traditional bellwethers of this industry. During the past year, Account Managers have focused more on electricity and gas, and have sold some telephone companies as they continue to struggle in this environment.

Account  Managers   continue  to  monitor  industry   conditions  and  look  for
opportunities in either sector.

Comparison of Change in Value of $10,000 Investment in the Utilities Account, Lipper Utilities Fund Average, Morningstar Specialty - Utilities, Dow Jones Utilities Index with Income and S&P 500 Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        19.18%  13.63%**
** Since inception date 5/1/98



                Dow Jones   Morningstar
                Utilities   Specialty -    Lipper
      S&P 500   Index with  Utilities     Utilities     Utilities
       Index      Income     Category    Fund Average   Account*

Thousands

        10         10         10            10             10
"1998"  11.172     10.25      10.973        10.957         11.536
"1999"  13.523     9.663      12.766        12.69          11.8
"2000"  12.291     14.598     13.679        13.687         14.063


Note: Past performance is not predictive of future performance.


Important Notes:

The values of these indexes will vary according to the aggregate value of the common equity of each of the securities included. The indexes represent asset types which are subject to risk, including possible loss of principal. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Investments in the MidCap, SmallCap and International SmallCap Accounts involve more abrupt or erratic market movements and may involve greater risk than other stock fund investments.

The International Accounts' shares are subject to volatility caused by exchange rates, foreign economies and taxation.

The Real Estate Account investing involves risks inherent to the real estate industry and REITs, such as general and local economic conditions.

The Utilities Account is subject to market conditions directly related to the utilities industry.

While the underlying securities of Government Securities Account are guaranteed by the U.S. Government as to the timely payment of principal and interest, Account shares are not.

Dow Jones Utility Index with Income: This average is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.

Lehman Brothers Baa Corporate Index: An unmanaged index of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or Standard & Poor's.

Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Lehman Brothers Government/Corporate Bond Index is composed of all bonds that are investment grade (rated BAA or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Lehman Brothers High Yield Composite Bond Index: An unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one year or more to maturity.

Lehman Brothers Mortgage-Backed Bond Index is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Lipper Balanced Fund Average: This average consists of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The one-year average currently contains 470 funds.

Lipper Corporate Debt BBB Rated Fund Average: This average consists of funds which invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The one-year average currently contains 154 funds.

Lipper Flexible Portfolio Fund Average: This average consists of funds which allocate their investments across various asset classes, including domestic common stocks, bonds and money market instruments, with a focus on total return. The one-year average currently contains 246 funds.

Lipper High Current Yield Fund Average: This average consists of funds which aim at high (relative) current yield from fixed-income securities. No quality or maturity restrictions. They tend to invest in lower grade debt issues. The one-year average currently contains 360 funds.

Lipper International Fund Average: This average consists of funds which invest in securities primarily traded in markets outside of the United States. The one-year average currently contains 696 funds.

Lipper International Small-Cap Fund Average: This average consists of funds which invest at least 65% of their assets in equity securities of non-United States companies with market capitalizations less than U.S. $1 billion at the time of purchase. The one-year average currently contains 79 funds.

Lipper  Large-Cap  Growth Fund  Average:  This  average  consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 549 funds.

Lipper Large-Cap Value Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 389 funds.

Lipper Mid-Cap Core Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 300% of the dollar weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 145 funds.

Lipper Mid-Cap Growth Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 236 funds

Lipper Mid-Cap Value Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 389 funds

Lipper Real Estate Fund Average: This average consists of funds which invest 65% of their equity portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The one-year average currently contains 144 funds.

Lipper S&P 500 Index Fund Average: This average consists of funds that are passively managed, have limited expenses (advisor fee no higher than 0.50%), and are designed to replicate the performance of the Standard & Poor's 500 Index on a reinvested basis. The one-year average currently contains 135 funds

Lipper Small-Cap Core Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. The one-year average currently contains 199 funds.

Lipper Small-Cap Growth Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar weighted median market capitalization of the S&P Small-Cap 600 Index. These funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The one-year average currently contains 277 funds.

Lipper Small-Cap Value Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar weighted median market capitalization of the S&P Small-Cap 600 Index. These funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. The one-year average currently contains 313 funds.

Lipper U.S. Mortgage Fund Average: this average consists of mutual funds investing at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies. The one year average currently contains 61 mutual funds.

Lipper Utilities Fund Average: This average consists of funds which invest 65% of their equity portfolio in utility shares. The one-year average currently contains 95 funds.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, Far East) Index is a stock index designed to measure the investment returns of developed economies outside of North America.

Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Morningstar Domestic Hybrid Category: Domestic-hybrid funds divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.

Morningstar Foreign Stock Category: Foreign-stock funds can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.

Morningstar   High  Yield  Category:   High-Yield  bond  funds   concentrate  on
lower-quality bonds. These funds generally offer higher yields than other types of funds - but they are also more vulnerable to economic and credit risk.

Morningstar Intermediate Government Bond Category: Intermediate-term government funds devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.

Morningstar Intermediate-Term Bond Category: Intermediate-term bond funds have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.

Morningstar Large Blend Category: Large-cap blend funds focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.

Morningstar Large Growth Category: Large-cap growth funds invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.

Morningstar Large Value Category: Large-cap value funds focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.

Morningstar Mid-Cap Growth Category: Some mid-cap growth funds invest in stocks of all sizes, but most focus directly on mid-size companies. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.

Morningstar Mid-Cap Value Category: Mid-cap value funds buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

Morningstar Small Blend Category: Small-cap blend funds favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.

Morningstar Small Growth Category: Small-cap growth funds focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.

Morningstar Small Value Category: Small-cap value funds invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

Morningstar Specialty - Real Estate Category: Specialty real-estate funds invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.

Morningstar Specialty - Utilities: Specialty-utilities funds invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These funds tend to provide relatively little capital appreciation, and more in the way of yield. These funds are sensitive to interest rates and industry changes.

Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

Russell MidCap Value Index is an index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 400 Index: This index includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.

S&P 600 Index: This is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.

S&P Midcap 400 Index includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


GENERAL INFORMATION ABOUT AN ACCOUNT

Eligible Purchasers
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life Insurance Company or of other insurance companies, 2) Principal Life Insurance Company or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life Insurance Company or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.

Shareholder Rights
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares which the Fund has the authority to issue, without a shareholder vote.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group,Des Moines, Iowa 50392-0200.

Non-Cumulative Voting
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% if the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.

Purchase of Account Shares
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are not restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.

Sale of Account Shares
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which i) disposal by a fund of securities owned by it is not reasonably practicable, ii) it is not reasonably practicable for a fund to fairly determine the value of its net assets; or iii) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.

In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

Restricted Transfers
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven day period.

Financial Statements
You will receive an annual financial statement for the Fund, examined by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited. The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.

FINANCIAL HIGHLIGHTS

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

ASSET ALLOCATION ACCOUNT                                       2000         1999         1998         1997        1996
------------------------                                       -------------------------------------------        ----
Net Asset Value, Beginning of Period...................      $13.23       $12.30       $11.94       $11.48      $11.11
Income from Investment Operations:
   Net Investment Income...............................         .35          .35          .31          .30         .36
   Net Realized and Unrealized Gain (Loss) on Investments     (.17)         2.00          .76         1.72        1.06
                       Total from Investment Operations         .18         2.35         1.07         2.02        1.42
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.34)        (.35)        (.31)        (.30)       (.36)
   Distributions from Capital Gains....................      (1.05)       (1.07)        (.40)       (1.26)       (.69)
                      Total Dividends and Distributions      (1.39)       (1.42)        (.71)       (1.56)      (1.05)
Net Asset Value, End of Period.........................      $12.02       $13.23       $12.30       $11.94      $11.48
Total Return...........................................       1.61%       19.49%        9.18%       18.19%      12.92%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $94,905      $89,711      $84,089      $76,804     $61,631
   Ratio of Expenses to Average Net Assets.............        .84%         .85%         .89%         .89%        .87%
   Ratio of Net Investment Income to Average Net Assets       2.67%        2.50%        2.51%        2.55%       3.45%
   Portfolio Turnover Rate.............................       67.8%        86.7%       162.7%       131.6%      108.2%

BALANCED ACCOUNT                                               2000         1999         1998         1997        1996
------------------------------------------------------------------- --------------------------------------        ----
Net Asset Value, Beginning of Period...................      $15.41       $16.25       $15.51       $14.44      $13.97
Income from Investment Operations:
   Net Investment Income...............................         .45          .56          .49          .46         .40
   Net Realized and Unrealized Gain (Loss) on Investments     (.43)        (.19)         1.33        2.11          1.41
                       Total from Investment Operations         .02          .37         1.82         2.57        1.81
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --         (.57)        (.49)        (.45)       (.40)
   Distributions from Capital Gains....................         --         (.62)        (.59)       (1.05)       (.94)
   Excess Distributions from Capital Gains(a) .........         --         (.02)          --          --            --
     Total Dividends and Distributions                         --         (1.21)       (1.08)       (1.50)      (1.34)
Net Asset Value, End of Period.........................      $15.43       $15.41       $16.25       $15.51      $14.44
Total Return...........................................        .13%        2.40%       11.91%       17.93%      13.13%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $167,595     $209,747     $198,603     $133,827     $93,158
   Ratio of Expenses to Average Net Assets.............        .60%         .58%         .59%         .61%        .63%
   Ratio of Net Investment Income to Average Net Assets       2.74%        3.36%        3.37%        3.26%       3.45%
   Portfolio Turnover Rate.............................       62.6%        21.7%        24.2%        69.7%       22.6%

BOND ACCOUNT                                                   2000         1999         1998         1997        1996
------------                                                   ---- --------------------------------------        ----
Net Asset Value, Beginning of Period...................      $10.89       $12.02       $11.78       $11.33      $11.73
Income from Investment Operations:
   Net Investment Income...............................         .85          .81          .66          .76         .68
   Net Realized and Unrealized Gain (Loss) on Investments       .04       (1.12)          .25         .44         (.40)
                       Total from Investment Operations         .89        (.31)          .91         1.20         .28
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --         (.82)        (.66)        (.75)       (.68)
   Excess Distributions from Capital Gains(a)..........         --           --         (.01)        --            --
                      Total Dividends and Distributions         --         (.82)        (.67)        (.75)       (.68)
Net Asset Value, End of Period.........                      $11.78       $10.89       $12.02       $11.78      $11.33
Total Return...........................................       8.17%      (2.59)%        7.69%       10.60%       2.36%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $116,216     $125,067     $121,973      $81,921     $63,387
   Ratio of Expenses to Average Net Assets.............        .51%         .50%         .51%         .52%        .53%
   Ratio of Net Investment Income to Average Net Assets       7.47%        6.78%        6.41%        6.85%       7.00%
   Portfolio Turnover Rate.............................       81.5%        40.1%        26.7%         7.3%        1.7%
See accompanying notes.

CAPITAL VALUE ACCOUNT                                          2000         1999         1998         1997        1996
Net Asset Value, Beginning of Period                          30.74       $37.19       $34.61       $29.84      $27.80
Income from Investment Operations:
   Net Investment Income...............................         .50          .78          .71          .68         .57
   Net Realized and Unrealized Gain (Loss) on Investments       .13       (2.41)         3.94         7.52        5.82
                       Total from Investment Operations         .63       (1.63)         4.65         8.20        6.39
Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.50)       (.80)        (.71)        (.67)       (.58)
   Distributions from Capital Gains....................        (.15)      (3.13)       (1.36)       (2.76)      (3.77)
   Excess Distributions from Capital Gains(a)..........          --        (.89)          --          --           --
                      Total Dividends and Distributions        (.65)      (4.82)       (2.07)       (3.43)      (4.35)
Net Asset Value, End of Period.........................      $30.72       $30.74       $37.19       $34.61      $29.84
Total Return...........................................       2.16%      (4.29)%       13.58%       28.53%      23.50%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $283,325     $367,927     $385,724     $285,231    $205,019
   Ratio of Expenses to Average Net Assets.............        .60%         .43%         .44%         .47%        .49%
   Ratio of Net Investment Income to Average Net Assets       1.54%        2.05%        2.07%        2.13%       2.06%
   Portfolio Turnover Rate.............................      141.8%        43.4%        22.0%        23.4%       48.5%

EQUITY GROWTH ACCOUNT(b)                                       2000         1999         1998         1997        1996
---------------------                                          -------------------------------------------        ----
Net Asset Value, Beginning of Period                         $23.89       $18.33       $16.30       $14.52      $12.94
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         .02        (.01)         .04           .04         .11
   Net Realized and Unrealized Gain (Loss) on Investments    (2.73)         7.17         2.99        4.26         3.38
                       Total from Investment Operations      (2.71)         7.16         3.03         4.30        3.49
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           --         (.04)        (.04)       (.11)
   Distributions from Capital Gains....................       (.81)       (1.60)        (.96)       (2.48)      (1.80)
                      Total Dividends and Distributions       (.81)       (1.60)       (1.00)       (2.52)      (1.91)
Net Asset Value, End of Period.........................      $20.37       $23.89       $18.33       $16.30      $14.52
Total Return...........................................    (11.71)%       39.50%       18.95%       30.86%      28.05%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $383,139     $379,062     $224,058     $149,182     $90,106
   Ratio of Expenses to Average Net Assets.............        .73%         .77%         .78%         .82%        .85%
Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................        .08%       (.08)%         .22%         .29%       1.05%
Portfolio Turnover Rate................................       69.1%        89.6%       155.6%       172.6%      166.9%

GOVERNMENT SECURITIES ACCOUNT                                  2000         1999         1998         1997        1996
Net Asset Value, Beginning of Period                         $10.26       $11.01       $10.72       $10.31      $10.55
Income from Investment Operations:
   Net Investment Income...............................         .69          .71          .60          .66         .59
   Net Realized and Unrealized Gain (Loss) on Investment        .48        (.74)          .28          .41       (.24)
                       Total from Investment Operations        1.17        (.03)          .88         1.07         .35
Less Dividends from Net Investment Income..............         --         (.72)        (.59)        (.66)       (.59)
Net Asset Value, End of Period.........................      $11.43       $10.26       $11.01       $10.72      $10.31
Total Return...........................................      11.40%       (.29)%        8.27%       10.39%       3.35%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $127,038     $137,787     $141,317      $94,322     $85,100
   Ratio of Expenses to Average Net Assets.............        .51%         .50%         .50%         .52%        .52%
   Ratio of Net Investment Income to Average Net Assets       6.33%        6.16%        6.15%        6.37%       6.46%
   Portfolio Turnover Rate.............................        4.3%        19.7%        11.0%         9.0%        8.4%

HIGH YIELD ACCOUNT                                             2000         1999         1998         1997        1996
------------------                                             ---- --------------------------------------        ----
Net Asset Value, Beginning of Period...................       $7.44        $8.06        $8.90        $8.72       $8.39
Income from Investment Operations:
   Net Investment Income...............................         .66          .72          .80          .76         .80
   Net Realized and Unrealized Gain (Loss) on Investments     (.99)        (.58)        (.85)          .18         .30
                       Total from Investment Operations       (.33)          .14        (.05)          .94        1.10
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.61)        (.72)        (.79)        (.76)       (.77)
   Dividends in Excess of Net Investment Income (a)....       (.09)        (.04)         --          --             --
     Total Dividends and Distributions                        (.70)        (.76)        (.79)        (.76)       (.77)
Net Asset Value, End of Period.........................       $6.41        $7.44        $8.06        $8.90       $8.72
Total Return..........................................      (4.46)%        1.76%       (.56)%       10.75%      13.13%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $13,078      $13,678      $14,043      $15,837     $13,740
   Ratio of Expenses to Average Net Assets.............        .69%         .67%         .68%         .68%        .70%
   Ratio of Net Investment Income to Average Net Assets       9.15%        8.52%        8.68%        8.50%       9.21%
   Portfolio Turnover Rate.............................      203.0%        93.8%        87.8%        32.0%       32.0%

GROWTH ACCOUNT                                                 2000         1999         1998         1997        1996
--------------                                                 ---- --------------------------------------        ----
Net Asset Value, Beginning of Period...................      $23.56       $20.46       $17.21       $13.79      $12.43
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............       (.02)          .14          .21          .18         .16
   Net Realized and Unrealized Gain (Loss) on Investments     (2.29)        3.20         3.45         3.53        1.39
                       Total from Investment Operations      (2.31)         3.34         3.66         3.71        1.55
Less Dividends and Distributions:
   Dividends from Net Investment Income................          --        (.14)        (.21)        (.18)       (.16)
   Distributions from Capital Gains....................      (4.42)        (.10)        (.20)        (.10)       (.03)
   Excess Distributions from Capital Gains(a)..........       (.40)         --            --         (.01)         --
                      Total Dividends and Distributions      (4.82)        (.24)        (.41)        (.29)       (.19)
Net Asset Value, End of Period.........................      $16.43       $23.56       $20.46       $17.21      $13.79
Total Return..........................................     (10.15)%       16.44%       21.36%       26.96%      12.51%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $294,762     $345,882     $259,828     $168,160     $99,612
   Ratio of Expenses to Average Net Assets.............        .60%         .45%         .48%         .50%        .52%
Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (.13)%         .67%        1.25%        1.34%       1.61%
Portfolio Turnover Rate................................       83.5%        65.7%         9.0%        15.4%        2.0%

INTERNATIONAL ACCOUNT                                          2000         1999         1998         1997        1996
---------------------                                          ---- --------------------------------------        ----
Net Asset Value, Beginning of Period...................      $15.95       $14.51       $13.90       $13.02      $10.72
Income from Investment Operations:
   Net Investment Income...............................         .10          .48          .26          .23         .22
   Net Realized and Unrealized Gain (Loss) on Investments    (1.48)         3.14         1.11         1.35        2.46
                       Total from Investment Operations      (1.38)         3.62         1.37         1.58        2.68
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.08)        (.47)        (.25)        (.23)       (.22)
   Distributions from Capital Gains....................       (.35)       (1.46)        (.51)        (.47)       (.16)
   Excess Distributions from Capital Gains(a)..........       (.24)        (.25)         --           --           --
                      Total Dividends and Distributions       (.67)       (2.18)        (.76)        (.70)       (.38)
Net Asset Value, End of Period.........................      $13.90       $15.95       $14.51       $13.90      $13.02
Total Return...........................................     (8.34)%       25.93%        9.98%       12.24%      25.09%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $190,440     $197,235     $153,588     $125,289     $71,682
   Ratio of Expenses to Average Net Assets.............        .90%         .78%         .77%         .87%        .90%
   Ratio of Net Investment Income to Average Net Assets        .81%        3.11%        1.80%        1.92%       2.28%
   Portfolio Turnover Rate.............................       99.9%        65.5%        33.9%        22.7%       12.5%

INTERNATIONAL SMALLCAP ACCOUNT                                 2000         1999         1998(c)
------------------------------                                 ---- -------------------------
Net Asset Value, Beginning of Period...................      $16.66        $9.00        $9.97
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............       (.04)        (.02)          .01
   Net Realized and Unrealized Gain (Loss) on Investments    (1.89)         8.41        (.95)
                       Total from Investment Operations      (1.93)         8.39        (.94)
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           --         (.03)
   Distributions from Capital Gains....................       (.72)        (.25)         --
   Excess Distributions from Capital Gains(a)..........       (.14)          --          --
                      Total Dividends and Distribtuions       (.86)        (.25)        (.03)
Net Asset Value, End of Period.........................      $13.87       $16.66        $9.00
Total Return...........................................    (11.50)%       93.81%     (10.37)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $50,023      $40,040      $13,075
   Ratio of Expenses to Average Net Assets.............       1.44%        1.32%        1.34%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.26)%       (.28)%         .24%(e)
   Portfolio Turnover Rate.............................      292.7%       241.2%        60.3%(e)

LARGECAP GROWTH ACCOUNT                                        2000         1999(f)
-----------------------                                        ---- ------------
Net Asset Value, Beginning of Period...................      $13.26        $9.93
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)...........       (.08)        (.03)
   Net Realized and Unrealized Gain (Loss) on Investments    (1.51)         3.36
                       Total from Investment Operations      (1.59)         3.33
Net Asset Value, End of Period.........................      $11.67       $13.26
Total Return...........................................    (11.99)%       32.47%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $7,399       $7,045
   Ratio of Expenses to Average Net Assets(g)..........       1.20%        1.16%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.66)%       (.47)%(e)
   Portfolio Turnover Rate.............................       24.3%        39.6%(e)

LARGECAP GROWTH EQUITY ACCOUNT                                 2000(h)
------------------------------                                 ----
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Realized and Unrealized Gain (Loss) on Investments    (2.22)
                       Total from Investment Operations      (2.22)
Net Asset Value, End of Period.........................       $7.78
Total Return...........................................    (22.22)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $4,233
   Ratio of Expenses to Average Net Assets(g)..........      1.04%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.22)%(e)
   Portfolio Turnover Rate.............................      217.6 %(e)

LARGECAP STOCK INDEX ACCOUNT(i)                                2000        1999(f)
----------------------------                                   ----        ----
Net Asset Value, Beginning of Period...................      $10.71        $9.83
Income from Investment Operations:
   Net Investment Income(g)............................         .10          .06
   Net Realized and Unrealized Gain (Loss) on Investments    (1.14)          .97
                       Total from Investment Operations      (1.04)         1.03
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.10)        (.07)
   Distributions from Capital Gains....................       (.01)        (.08)
   Excess Distributions from Capital Gains(a)..........       (.04)          --
                      Total Dividends and Distributions       (.15)        (.15)
Net Asset Value, End of Period.........................       $9.52       $10.71
Total Return...........................................     (9.67)%        8.93%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $59,626      $46,088
   Ratio of Expenses to Average Net Assets(g)..........        .40%         .40%(e)
   Ratio of Net Investment Income to Average Net Assets       1.01%        1.41%(e)
   Portfolio Turnover Rate.............................       11.0%         3.8%(e)

MICROCAP ACCOUNT                                               2000         1999         1998(c)
----------------                                               ---- -------------------------
Net Asset Value, Beginning of Period...................       $8.07        $8.17       $10.04
Income from Investment Operations:
   Net Investment Income(g)............................         .04          .02          .03
   Net Realized and Unrealized Gain (Loss) on Investments       .93        (.11)       (1.86)
                       Total from Investment Operations         .97        (.09)       (1.83)
Less Dividends from Net Investment Income..............       (.04)        (.01)        (.04)
Net Asset Value, End of Period.........................       $9.00        $8.07        $8.17
Total Return                                                  12.13%     (1.07)%       (18.42)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $10,397       $6,418       $5,384
   Ratio of Expenses to Average Net Assets(g)..........       1.06%        1.06%        1.38%(e)
   Ratio of Net Investment Income to Average Net Assets       0.59%        0.22%        0.57%(e)
   Portfolio Turnover Rate.............................      178.8%        88.9%        55.3%(e)

MIDCAP ACCOUNT                                                 2000         1999         1998         1997        1996
--------------                                                 ---- --------------------------------------        ----
Net Asset Value, Beginning of Period                         $36.90       $34.37       $35.47       $29.74      $25.33
Income from Investment Operations:
   Net Investment Income...............................         .10          .12          .22          .24         .22
   Net Realized and Unrealized Gain on Investments.....        4.76         4.20          .94         6.48        5.07
                       Total from Investment Operations        4.86         4.32         1.16         6.72        5.29
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.10)        (.12)        (.22)        (.23)       (.22)
   Distributions from Capital Gains....................      (7.19)       (1.67)       (2.04)        (.76)       (.66)
                      Total Dividends and Distributions      (7.29)       (1.79)       (2.26)        (.99)       (.88)
Net Asset Value, End of Period.........................      $34.47       $36.90       $34.37       $35.47      $29.74
Total Return...........................................      14.59%       13.04%        3.69%       22.75%      21.11%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $286,681     $262,350     $259,470     $224,630    $137,161
   Ratio of Expenses to Average Net Assets.............        .62%         .61%         .62%         .64%        .66%
Ratio of Net Investment Income to Average Net Assets...        .28%         .32%         .63%         .79%       1.07%
   Portfolio Turnover Rate.............................      139.6%        79.6%        26.9%         7.8%        8.8%

MIDCAP GROWTH ACCOUNT                                          2000         1999         1998(c)
---------------------                                          ---- -------------------------
Net Asset Value, Beginning of Period...................      $10.66        $9.65        $9.94
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)...........         .02          .02        (.01)
   Net Realized and Unrealized Gain (Loss) on Investments       .77         1.01        (.28)
                       Total from Investment Operations         .79         1.03        (.29)
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.02)        (.02)        --
   Distributions from Capital Gains....................       (.97)         --          --
                      Total Dividends and Distributions       (.99)        (.02)        --
Net Asset Value, End of Period.........................      $10.46       $10.66        $9.65
Total Return...........................................       8.10%       10.67%      (3.40)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $25,924      $14,264       $8,534
   Ratio of Expenses to Average Net Assets(g)..........        .96%         .96%         1.27%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................        .27%         .26%       (.14)%(e)
   Portfolio Turnover Rate.............................      161.9%        74.1%        91.9%(e)

MIDCAP GROWTH EQUITY ACCOUNT                                   2000(h)
----------------------------                                   ----
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Realized and Unrealized Gain (Loss) on Investments    (1.87)
                       Total from Investment Operations      (1.87)
Net Asset Value, End of Period.........................       $8.13
Total Return...........................................    (18.70)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $5,031
   Ratio of Expenses to Average Net Assets(g)..........       1.09%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.31)%(e)
   Portfolio Turnover Rate.............................      246.9%(e)

MIDCAP VALUE ACCOUNT                                           2000      1999(f)
--------------------                                           ---- ------------
Net Asset Value, Beginning of Period...................      $11.11       $10.09
Income from Investment Operations:
   Net Investment Income(g)............................         --           .02
   Net Realized and Unrealized Gain on Investments.....        3.12         1.24
                       Total from Investment Operations        3.12         1.26
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --         (.02)
   Distributions from Capital Gains....................      (1.66)        (.22)
                      Total Dividends and Distributions      (1.66)        (.24)
Net Asset Value, End of Period.........................      $12.57       $11.11
Total Return...........................................      31.03%       10.24%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $7,739       $5,756
   Ratio of Expenses to Average Net Assets(g)..........       1.20%        1.19%(e)
   Ratio of Net Investment Income to Average Net Assets        .02%         .30%(e)
   Portfolio Turnover Rate.............................      233.2%       154.0%(e)

MONEY MARKET ACCOUNT                                           2000         1999         1998         1997        1996
--------------------                                           ---- --------------------------------------        ----
Net Asset Value, Beginning of Period                         $1.000       $1.000       $1.000       $1.000      $1.000
Income from Investment Operations:
   Net Investment Income...............................        .059         .048         .051         .051        .049
Less Dividends from Net Investment Income..............      (.059)       (.048)       (.051)       (.051)      (.049)
Net Asset Value, End of Period.........................      $1.000       $1.000       $1.000       $1.000      $1.000
Total Return...........................................       6.07%        4.84%        5.20%        5.04%       5.07%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $114,710     $120,924      $83,263      $47,315     $46,244
Ratio of Expenses to Average Net Assets................       0.52%         .52%         .52%         .55%        .56%
Ratio of Net Investment Income to Average Net Assets...       5.88%        4.79%        5.06%        5.12%       5.00%

REAL ESTATE ACCOUNT                                            2000         1999         1998(c)
-------------------                                            ---- -------------------------
Net Asset Value, Beginning of Period...................       $8.20        $9.07       $10.01
Income from Investment Operations:
   Net Investment Income...............................         .44          .43          .32
   Net Realized and Unrealized Gain (Loss) on Investments      2.09        (.85)        (.97)
                       Total from Investment Operations        2.53        (.42)        (.65)
Less Dividends from Net Investment Income..............       (.44)        (.45)        (.29)
Net Asset Value, End of Period.........................      $10.29        $8.20        $9.07
Total Return...........................................      30.97%      (4.48)%      (6.56)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $17,261      $10,560      $10,909
   Ratio of Expenses to Average Net Assets.............        .99%         .99%        1.00%(e)
   Ratio of Net Investment Income to Average Net Assets       5.29%        4.92%        5.40%(e)
   Portfolio Turnover Rate.............................       44.7%       101.9%         5.6%(e)

SMALLCAP ACCOUNT                                               2000         1999         1998(c)
----------------                                               ---- -------------------------
Net Asset Value, Beginning of Period...................      $10.74        $8.21       $10.27
Income from Investment Operations:
   Net Investment Income...............................         .03         --          --
   Net Realized and Unrealized Gain (Loss) on Investments    (1.24)         3.52       (2.06)
                       Total from Investment Operations      (1.21)         3.52       (2.06)
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.02)          --          --
   Distributions from Capital Gains....................      (1.53)        (.99)         --
   Excess Distributions from Capital Gains(a)..........       (.15)         --           --
                      Total Dividends and Distributions      (1.70)        (.99)         --
Net Asset Value, End of Period.........................       $7.83       $10.74        $8.21
Total Return...........................................    (11.73)%       43.58%     (20.51)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $30,006      $26,110      $12,094
   Ratio of Expenses to Average Net Assets.............        .90%         .91%         .98%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................        .28%         .05%       (.05)%(e)
   Portfolio Turnover Rate.............................      135.4%       111.1%        45.2%(e)

SMALLCAP GROWTH ACCOUNT                                        2000         1999         1998(c)
-----------------------                                        ---- -------------------------
Net Asset Value, Beginning of Period...................      $19.56       $10.10        $9.84
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)...........       (.08)        (.05)        (.04)
   Net Realized and Unrealized Gain on Investments.....      (2.67)         9.70          .30
                       Total from Investment Operations      (2.75)         9.65          .26
Less Dividends and Distributions:
   Distributions from Capital Gains....................       (.98)        (.19)         --
   Excess Distributions from Capital Gains(a)..........       (.24)         --           --
                      Total Dividends and Distributions      (1.22)        (.19)         --
Net Asset Value, End of Period.........................      $15.59       $19.56       $10.10
Total Return...........................................    (13.91)%       95.69%        2.96%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $68,421      $39,675       $8,463
   Ratio of Expenses to Average Net Assets(g)..........       1.02%        1.05%        1.31%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.49)%       (.61)%       (.80)%(e)
   Portfolio Turnover Rate.............................       90.8%        98.0%       166.5%(e)

SMALLCAP VALUE ACCOUNT                                         2000         1999         1998(c)
----------------------                                         ---- -------------------------
Net Asset Value, Beginning of Period...................      $10.06        $8.34        $9.84
Income from Investment Operations:
   Net Investment Income(g)............................         .13          .06          .03
   Net Realized and Unrealized Gain (Loss) on Investments      2.17         1.72       (1.50)
                       Total from Investment Operations        2.30         1.78       (1.47)
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.12)        (.06)        (.03)
   Dividends from Capital Gains........................       (.89)          --          --
   Excess Distributions from Capital Gains(a)..........       (.09)          --          --
                      Total Dividends and Distributions      (1.10)        (.06)        (.03)
Net Asset Value, End of Period.........................      $11.26       $10.06        $8.34
Total Return...........................................      23.87%       21.45%     (15.06)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $17,358      $11,080       $6,895
   Ratio of Expenses to Average Net Assets(g)..........       1.16%        1.16%        1.56%(e)
   Ratio of Net Investment Income to Average Net Assets       1.31%         .82%         .73%(e)
   Portfolio Turnover Rate.............................      133.0%        89.7%        53.4%(e)

UTILITIES ACCOUNT                                              2000         1999         1998(c)
-----------------                                              ---- -------------------------
Net Asset Value, Beginning of Period...................      $10.90       $10.93        $9.61
Income from Investment Operations:
   Net Investment Income...............................         .24          .23          .15
   Net Realized and Unrealized Gain on Investments.....        1.81          .02         1.35
                       Total from Investment Operations        2.05          .25         1.50
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.24)        (.23)        (.18)
   Distributions from Capital Gains....................       (.24)        (.05)         --
   Excess Distributions from Capital Gains(a)..........       (.04)        --            --
                      Total Dividends and Distributions       (.52)        (.28)        (.18)
Net Asset Value, End of Period.........................      $12.43       $10.90       $10.93
Total Return...........................................      19.18%        2.29%       15.36%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $43,725      $30,684      $18,298
   Ratio of Expenses to Average Net Assets.............        .63%         .64%         .69%(e)
   Ratio of Net Investment Income to Average Net Assets       2.32%        2.52%        2.93%(e)
   Portfolio Turnover Rate.............................      146.7%        23.0%         9.5%(e)

See accompanying notes.

Notes to Financial Highlights

(a)Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

(b)Effective May 1, 2001, the Aggressive Growth Accounts name was changed to Equity Growth Account.

(c)Period from May 1, 1998, date shares first offered to the public, through December 31, 1998. Per share net investment income and realized and unrealized gains (losses) for the period from the initial purchase of shares through April 30, 1998, were recognized as follows, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. This represents activities of each account prior to the initial public offering.

                                Date              Net         Per Share Realized
                                Operations      Investment      and Unrealized
Account                         Commenced         Income          Gains (Losses)

International SmallCap Account  April 16, 1998  $.02            $(.05)
MicroCap Account                April 9, 1998    .01              .03
MidCap Growth  Account          April 23, 1998   .01             (.07)
Real Estate Account             April 23, 1998   .01               --
SmallCap  Account               April 9, 1998     --              .27
SmallCap Growth  Account        April 2, 1998     --             (.16)
SmallCap Value Account          April 16, 1998   .01             (.17)
Utilities Account               April 2, 1998    .04             (.43)

(d)Total return amounts have not been annualized.

(e)Computed on an annualized basis.

     (f)Period from May 1, 1999, date shares first offered to the public, through December 31, 1999. Per share net investment income and realized and unrealized gains (losses) for the period from the initial purchase of shares through April 30, 1999, were recognized as follows, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. This represents activities of each account prior to the initial public offering.

                                Date             Net          Per Share Realized
                             Operations        Investment         and Unrealized
Account                      Commenced          Income            Gains (Losses)
LargeCap Growth Account         April 15, 1999    $--                  $(.07)
LargeCap Stock Index Account    April 22, 1999    .01                   (.18)
MidCap Value Account            April 22, 1999    --                     .09

(g)Without the Managers voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following accounts would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                               Per Share      Ratio      of Expenses
                             Periods Ended   Net Investment  to Average    NetAmount
Account                       December 31     Income (Loss)    Assets        Waived

LargeCap Growth Account         2000            $(.09)       1.25%           $3,916
                                1999            (.04)        1.23             2,261

LargeCap Growth Equity Account  2000            (.01)        1.35             2,366

LargeCap Stock Index Account    2000             .05          .46            35,453
                                1999             .05          .49            15,231

MicroCap Account                2000             .03         1.20            11,727
                                1999            (.01)        1.28            13,239

MidCap Growth Account           2000             .02         1.01            10,399
                                1999             .01         1.09            14,359

MidCap Growth Equity Account    2000               --        1.34             2,120

MidCap Value Account            2000               --        1.29             5,699
                                1999             .01         1.26             2,360

SmallCap Growth Account         1999            (.05)        1.07             3,049

SmallCap Value Account          2000             .11         1.34             23,858
                                1999             .04         1.44             23,900

(h)Period from October 24, 2000, date shares first offered to the public, through December 31, 2000.

(i)Effective October 24, 2000, the Stock Index 500 Accounts name was changed to LargeCap Stock Index Account.


Additional Information about the Fund is available in the Statement of Additional Information, dated May 1, 2001, which is part of this prospectus. Information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-451-5447.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.



           Principal Variable Contracts Fund, Inc. SEC File 811-01944



                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.





                              ACCOUNTS OF THE FUND



Asset Allocation Account                     LargeCap Stock Index Account
Balanced Account                             MicroCap Account
Bond Account                                 MidCap Account
Capital Value Account                        MidCap Growth Account
Equity Growth Account                        MidCap Growth Equity Account
   (previously Aggressive Growth Account)    MidCap Value Account
Government Securities Account                Money Market Account
Growth Account                               Real Estate Account
International Account                        SmallCap Account
International Emerging Markets Account       SmallCap Growth Account
International SmallCap Account               SmallCap Value Account
LargeCap Growth Account                      Utilities Account
LargeCap Growth Equity Account








   This Prospectus describes a mutual fund organized by Principal Life Insurance Company. The Fund provides a choice of investment objectives through the accounts listed above.




                       The date of this Prospectus is May 1, 2001.





   Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                           TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS  ...............................................   4
     Asset Allocation Account........................................   6
     Balanced Account................................................   8
     Bond Account....................................................  10
     Capital Value Account...........................................  12
     Equity Growth Account...........................................  14
     Government Securities Account...................................  16
     Growth Account..................................................  18
     International Account...........................................  20
     International Emerging Markets Account..........................  22
     International SmallCap Account..................................  24
     LargeCap Growth Account.........................................  26
     LargeCap Growth Equity Account..................................  28
     LargeCap Stock Index Account....................................  30
     MicroCap Account................................................  32
     MidCap Account..................................................  34
     MidCap Growth Account...........................................  38
     MidCap Growth Equity Account....................................  40
     MidCap Value Account............................................  36
     Money Market Account............................................  42
     Real Estate Account.............................................  44
     SmallCap Account................................................  46
     SmallCap Growth Account.........................................  48
     SmallCap Value Account..........................................  50
     Utilities Account...............................................  52

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS......................  54
PRICING OF ACCOUNT SHARES............................................  57

DIVIDENDS AND DISTRIBUTIONS..........................................  57

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE.......................  58
     The Manager.....................................................  58
     The Sub-Advisors................................................  58
     Duties of the Manager and Sub-Advisor...........................  60

MANAGERS' COMMENTS...................................................  61

GENERAL INFORMATION ABOUT AN ACCOUNT.................................  75
     Eligible Purchasers.............................................  75
     Shareholders Rights.............................................  75
     Non-Cumulative Voting...........................................  75
     Purchase of Account Shares......................................  76
     Sale of Account Shares..........................................  76
     Restricted Transfers............................................  76
     Financial Statements............................................  76

FINANCIAL HIGHLIGHTS.................................................  77
     Notes to Financial Highlights...................................  85

ACCOUNT DESCRIPTIONS
The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the Manager of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.

                    Sub-Advisor                                                                 Account
                    -----------                                                                 -------
   Berger LLC ("Berger")                                               SmallCap Growth
   Dreyfus Corporation ("Dreyfus")                                     MidCap Growth
   Duncan-Hurst Capital Management Inc. ("Duncan-Hurst")               LargeCap Growth Equity
   Goldman Sachs Asset Management ("GSAM")                             MicroCap
   Invista Capital Management, LLC* ("Invista")                        Balanced (equity securities portion), Capital Value,
                                                                       Growth, International, International Emerging
                                                                       Markets, International SmallCap, LargeCap Stock
                                                                       Index, MidCap, SmallCap and Utilities
   Janus Capital Corporation ("Janus")                                 LargeCap Growth
   J.P. Morgan Investment Management Inc. ("Morgan")                   SmallCap Value
   Morgan Stanley Asset Management ("Morgan Stanley")                  Asset Allocation and Equity Growth
   Neuberger Berman Management Inc.
     ("Neuberger Berman")                                              MidCap Value
   Principal Capital Income Investors, LLC* ("PCII")                   Balanced (fixed-income securities portion) and
                                                                       Government Securities
   Turner Investment Partners, Inc. ("Turner")                         MidCap Growth Equity

   * Principal Management Corporation, Invista and PCII are members of the Principal Financial Group.



In the description for each Account, you will find important information about the Account's:

Primary investment strategy
This section summarizes how the Account intends to achieve its investment objective. It identifies the Account's primary investment strategy (including the type or types of securities in which the Account primarily invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.

Annual operating expenses
The annual operating expenses for each Account are deducted from Account assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year (estimates of expenses are shown for Accounts which have not completed a fiscal year of operation). The example is intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The example assumes you invest $10,000 in an Account for the time periods indicated. The example also assumes that your investment has a 5% total return each year and that the Account's operating expenses are the same as the most recent fiscal year expenses (or estimated expenses for the new Accounts). Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.



Account Performance
As  certain  Accounts  have  been  operating  for a limited  period of time,  no historical information is available for those Accounts. If historical information is available, the Account's description includes a set of tables and a bar chart.

The bar chart is included to provide you with an indication of the risks involved when you invest. The chart shows changes in the Account's performance from year to year.

One of the tables compares the Account's average annual returns with:
o a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
o an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistic services.

The other table provides the highest and lowest quarterly rate of return for the Account's shares over the same period of time used in the bar chart.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Money Market Account.

NOTE: Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the FDIC or any other government agency.

           No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations from unauthorized parties may not be relied upon as having been made by an Account, the Fund, the Manager or any Sub-Advisor.

GROWTH-ORIENTED ACCOUNT

Asset Allocation Account
The Account seeks to generate a total investment return consistent with preservation of capital.

Main Strategies
The Account uses a flexible investment policy to establish a diversified global portfolio that will invest in equities and fixed income securities. The Sub-Advisor, Morgan Stanley, will invest in equity securities of domestic and foreign corporations that appear to be undervalued relative to their earnings results or potential, or whose earnings growth prospects appear to be more attractive than the economy as a whole. In addition, Morgan Stanley will invest in debt securities to provide income and to moderate the overall portfolio risk. Typically, Morgan Stanley will invest in high quality fixed-income securities but may invest up to 20% of the Account's assets in high yield securities.

The securities which the Account purchases are identified as belonging to an asset class which include:
o stocks of growth-oriented companies (companies with earnings that are expected to grow more rapidly than the economy as a whole), both foreign and domestic;
o stocks of value-oriented companies (companies with distinctly below average stock price to earnings ratios and stock price to book value ratios, and higher than average dividend yields), both foreign and domestic;
o    domestic real estate investment trusts;
o    fixed income securities, both foreign and domestic; and
o    domestic high yield fixed-income securities.


The Account may invest up to 100% of its assets in foreign securities.


Morgan Stanley does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
o    25% to 75% in equity securities;
o    20% to 60% in debt securities; and
o    0% to 40% in money market instruments.
The allocation is based on Morgan Stanley's judgement as to the general market and economic conditions, trends and investment yields, interest rates, and changes in fiscal or monetary policies.

Main Risks
As with any security, the securities in which the Account invests have associated risks. These include risks of:
o High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.
o Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.
o Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. Morgan Stanley reallocates among asset classes and eliminates asset classes for a period of time, when in it's judgment the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt shifts among asset classes will not occur.

The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. The value of debt securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Money market instruments held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.

Investor Profile
The Account is generally a suitable investment if you are seeking a moderate risk approach towards long-term growth. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.



Annual Total Returns

1995    20.66
1996    12.92
1997    18.19
1998    9.18
1999    19.49
2000    1.61

The year-to-date return as of March 31, 2001 is -6.04%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

     Highest    11.48% (12/31/1999)
     Lowest     -8.16% (9/30/1998)




      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five   Since
        Account            Year     Years  Inception*

     Asset Allocation      1.61%   12.09%    12.30%

                                             Past OnePast FivePast Ten
                                               Year    Years    Years

S&P 500 Index                                 -9.11%   18.31%   17.44%
Lehman Brothers Aggregate Bond Index          11.63     6.45     7.95
Lipper Flexible Portfolio Fund Average         0.29    11.70    12.85
Morningstar Domestic Hybrid Category Average   2.06    10.90    11.82


* Period from June 1, 1994, date shares first offered to the public, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

    1 Year         3 Years         5 Years       10 Years
   ------------------------------------------------------
      $86            $268           $466          $1,037


                           Account Operating Expenses

     Management Fees....................   0.80%
     Other Expenses.....................   0.04

        Total Account Operating Expenses   0.84%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

Balanced Account
The Account seeks to generate a total return consisting of current income and capital appreciation.

Main Strategies
The Account invests primarily in common stocks and fixed-income securities. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.


Invista serves as Sub-Advisor for the portion of the Fund's portfolio that is invested in equity securities. In making its selection Invista looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Fund may invest up to 10% of its assets in securities of foreign companies.


PCII serves as Sub-Advisor for the portion of the Fund's portfolio that is invested in fixed-income securities. Fixed-income securities are purchased to generate income and for capital appreciation purposes when PCII thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Fund may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Main Risks
The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors.

Bond values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Because the Account invests in both stocks and bonds, it may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. As with all mutual funds, as the value of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth but are uncomfortable accepting the risks of investing entirely in common stocks.


Account  Performance  Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


Annual Total Returns

1991    34.36
1992    12.80
1993    11.06
1994    -2.09
1995    24.58
1996    13.13
1997    17.93
1998    11.91
1999    2.40
2000    0.13


The year-to-date return as of March 31, 2001 is -7.91%.

The account's highest/lowest quarterly results during the time period covered by the chart were:

      Highest    12.62% (3/31/1991)
      Lowest     -6.45% (9/30/1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
       Account             Year     Years    Years

     Balanced              0.13%    8.89%   12.13%

                                               Past One Past FivePast Ten
                                                 Year     Years   Years

S&P 500 Index                                    -9.11%  18.31%   17.44%
Lehman Brothers Government/Corporate
  Bond Index                                     11.85    6.23     8.00
Lehman Brothers Aggregate Bond Index             11.63    6.45     7.95
Lipper Balanced Fund Average                      1.52   11.52    12.28
Morningstar Domestic Hybrid Category Average      2.06   10.90    11.82


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
    -------------------------------------------------------
        $61            $192           $335            $750

                           Account Operating Expenses

       Management Fees................   0.58%
       Other Expenses.................   0.02

     Total Account Operating Expenses    0.60%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


INCOME-ORIENTED ACCOUNT

Bond Account
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Main Strategies
The Account invests in fixed-income securities. Generally, the Account invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Account to the possibility of changes in the values of its securities as interest rates change. When interest rates fall, the price per share rises, and when rates rise, the price per share declines.

Under normal circumstances, the Account invests at least 65% of its assets in:
o    debt securities and taxable municipal bonds;
     o rated, at purchase, in one of the top four categories by S&P or Moody's, or
     o if not rated, in the opinion of the Manager, are of comparable quality.
o similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and
o    securities issued or guaranteed by the U.S. Government or its agencies.


The Fund may invest up to 20% of its assets in securities of foreign issuers.


The rest of the Account's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or nonconvertible including:
o    domestic and foreign debt securities;
o    preferred and common stock;
o    foreign government securities; and
o securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's). Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


During the fiscal year ended December 31, 2000, the average ratings of the Account's assets based on market value at each month-end, were as follows (all ratings are by Moody's):
           4.52% in securities rated Aa
          18.40% in securities rated A
          60.41% in securities rated Baa
          15.05% in securities rated Ba
           1.62% in securities rated B


Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents. When doing so, the Account is not investing to achieve its investment objectives.

Main Risks
When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of the securities held by the Account may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking monthly dividends to produce income or to be reinvested in additional Account shares to help achieve modest growth objectives without accepting the risks of investing in common stocks.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    16.72
1992    9.38
1993    11.67
1994    -2.90
1995    22.17
1996    2.36
1997    10.60
1998    7.69
1999    -2.59
2000    8.17


The year-to-date return as of March 31, 2001 is 3.92%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

    Highest     8.25% (6/30/1995)
    Lowest     -3.24% (3/31/1996)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Bond                  8.17%    5.14%    8.07%


                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Lehman Brothers BAA Corporate Index            7.41%    5.63%    8.69%
 Lehman Brothers Aggregate Bond Index          11.63     6.45     7.95
 Lipper Corporate Debt BBB Rated Fund Average   7.99     5.26     8.27
 Morningstar Intermediate-Term Bond
    Category Average                            9.45     5.43     7.62


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

  1 Year         3 Years         5 Years       10 Years
-------------------------------------------------------
    $52            $164           $285            $640


                           Account Operating Expenses


       Management Fees................   0.49%
       Other Expenses.................   0.02

       Total Account Operating Expenses  0.51%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

Capital Value Account
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.


Main Strategies
The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Invista, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to their peers. The Account's investments are selected primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Account often invests in stocks considered temporarily out of favor. Investors often overreact to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by the Account.

Invista focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries relative to the benchmark.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Account's assets rise and fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid for them, you will lose money.


Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    38.67
1992    9.52
1993    7.79
1994    0.49
1995    31.91
1996    23.50
1997    28.53
1998    13.58
1999    -4.29
2000    2.16

The year-to-date return as of March 31, 2001 is -6.55%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

      Highest    17.85% (3/31/1991)
      Lowest    -11.61% (9/30/1999)


     Average annual total returns for the period endingd December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Capital Value         2.16%   12.01%  14.36%

                                             Past OnePast FivePast Ten
                                               Year    Years    Years

S&P 500 Barra Value Index                      6.08%   16.79%   16.86%
S&P 500 Index                                 -9.11    18.31    17.44
Russell 1000 Value Index                       7.02    16.90    17.37
Lipper Large-Cap Value Fund Average            1.32    15.74    15.81
Morningstar Large Value Category Average       5.47    13.91    14.95


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
   --------------------------------------------------------
        $61            $192           $335            $750


                           Account Operating Expenses


       Management Fees................   0.59%
       Other Expenses.................   0.01

      Total Account Operating Expenses   0.60%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT


Equity Growth Account


The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.


Main Strategies
The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in overseas markets. The Account invests primarily in companies with market capitalizations of $10 billion or more that exhibit strong or accelerating earnings growth. The Sub-Advisor, Morgan Stanley, emphasizes individual security selection and may focus the Account's holdings within the limits permissible for a diversified fund. The Account's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.


Morgan Stanley follows a flexible investment program in looking for companies with above average capital appreciation potential. Morgan Stanley focuses on companies with consistent or rising earnings growth records and compelling business strategies. Morgan Stanley continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In addition, Morgan Stanley closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is of secondary importance and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


The Account has a long-term investment approach. However, Morgan Stanley considers selling securities of issuers that no longer meet its criteria. To the extent that the Account engages in short-term trading, it may have increased transaction costs and may have an adverse impact on the Account's performance.


Main Risks
The value of the stocks owned by the Account changes on a daily basis. Stock prices can fluctuate dramatically both in the long-term and short-term. The current price reflects the activities of individual companies and general market and economic conditions. Prices of equity securities tend to be more volatile than prices of fixed-income securities. The prices of equity securities rise and fall in response to a number of different factors. In particular, prices of equity securities respond to events that affect entire financial markets or industries (for example, changes in inflation or consumer demand) and to events that affect particular issuers (for example, news about the success or failure of a new product).


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

At times, the Account's market sector (large-capitalization growth-oriented equity securities) may underperform relative to other sectors. The Account may purchase stocks of companies that may have greater risks than other stocks with lower potential for earnings growth.


Investor Profile
The Account is generally a suitable investment if you are willing to accept the risks and uncertainties of investing in equity securities in the hope of earning superior returns. As with all mutual funds, as the value of the Account's assets rise and fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns


1995    44.19
1996    28.05
1997    30.86
1998    18.95
1999    39.50
2000    -11.71

The year-to-date return as of March 31, 2001 is -18.25%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

      Highest    22.68% (12/31/1998)
      Lowest    -16.05% (9/30/1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five   Since
        Account            Year     Years  Inception*

     Equity Growth       -11.71%   19.67%    21.64%

                                             Past OnePast FivePast Ten
                                               Year    Years    Years

S&P 500 Index                                 -9.11%   18.31%   17.44%
Russell 1000 Growth Index                    -22.42    18.12    17.33
Lipper Large-Cap Growth Fund Average         -16.22    18.43    17.20
Morningstar Large Growth Category Average    -14.09    18.10    17.13


* Period from June 1, 1994, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     1 Year         3 Years         5 Years       10 Years
 ---------------------------------------------------------
       $75            $233           $406            $906


                           Account Operating Expenses

       Management Fees................   0.72%
       Other Expenses.................   0.01

     Total Account Operating Expenses    0.73%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


INCOME-ORIENTED ACCOUNT

Government Securities Account
The Account seeks a high level of current income, liquidity and safety of principal.

Main Strategies
The Account invests in securities supported by:
o    full faith and credit of the U.S. Government (e.g. GNMA certificates); or
o credit of a U.S. Government agency or instrumentality (e.g. bonds issued by the Federal Home Loan Bank).
In addition, the Account may invest in money market investments.

The Account invests in modified pass-through GNMA Certificates. GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Various lenders make loans that are then insured (by the Federal Housing Administration) or loans that are guaranteed (by Veterans Administration or Farmers Home Administration). The lender or other security issuer creates a pool of mortgages that it submits to GNMA for approval.

Owners of modified pass-through Certificates receive all interest and principal payments owed on the mortgages in the pool, regardless of whether or not the mortgagor has made the payment. Timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government.

Main Risks



U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during period of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest and potentially increasing the volatility of the Account.

In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in the value of Account shares, if you sell your shares when their value is less than the price you paid, you will lose money.



Investor Profile
The Account is generally a suitable investment if you want monthly dividends to provide income or to be reinvested in additional Account shares to produce growth and prefer to have the repayment of principal and interest on most of the securities in which the Account invests to be backed by the U.S. Government or its agencies.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    16.95
1992    6.84
1993    10.07
1994    -4.53
1995    19.07
1996    3.35
1997    10.39
1998    8.27
1999    -0.29
2000    11.40


The year-to-date return as of March 31, 2001 is 2.50%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

         Highest     6.17% (6/30/1995)
         Lowest     -3.94% (3/31/1994)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

   Government Securities  11.40%    6.53%   7.93%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Lehman Brothers Mortgage-Backed
    Bond Index                                 11.16%    6.91%    7.81%
 Lipper U.S. Mortgage Fund Average             10.36     5.87     7.04
 Morningstar Intermediate Government
    Category Average                           10.76     5.51     6.91


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
    ----------------------------------------------------------
           $52            $164           $285            $640


                           Account Operating Expenses


     Management Fees..................   0.49%
     Other Expenses...................   0.02

      Total Account Operating Expenses   0.51%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

Growth Account
The Account seeks growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.


Main Strategies
The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Invista, uses a bottom-up approach in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.

Invista places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or underweight sectors and industries differently from the benchmark.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Account is subject to the risk that its principal market segment, large capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Account's assets rise and fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid for them, you will lose money.


Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth. You must be willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.



                              Annual Total Returns

1995    25.62
1996    12.51
1997    26.96
1998    21.36
1999    16.44
2000    -10.15


The year-to-date return as of March 31, 2001 is -23.55%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

        Highest    21.35% (12/31/1998)
        Lowest    -16.99% (12/31/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five   Since
        Account            Year     Years  Inception*

     Growth              -10.15%   12.64%    14.05%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P 500 Index                                 -9.11%   18.31%   17.44%
 Russell 1000 Growth Index                    -22.42    18.12    17.33
 Lipper Large-Cap Growth Fund Average         -16.22    18.43    17.20
 Morningstar Large Growth Category Average    -14.09    18.10    17.13


* Period from May 1, 1994, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
  ------------------------------------------------------------
           $61            $192           $335            $750


                           Account Operating Expenses

       Management Fees...................   0.59%
       Other Expenses....................   0.01

        Total Account Operating Expenses    0.60%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

International Account
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

Main Strategies
The Account invests in equity securities of:
o companies with their principal place of business or principal office outside the U.S.;
o companies for which the principal securities trading market is outside the U.S.; and
o companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 65% of its assets invested in companies of at least three countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.

Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia
(Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.

In choosing investments for the Account, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.


Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1995    14.17
1996    25.09
1997    12.24
1998    9.98
1999    25.93
2000    -8.34


The year-to-date return as of March 31, 2001is -16.92%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

         Highest    16.60% (12/31/1998)
         Lowest    -17.11% (9/30/1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five   Since
        Account            Year     Years  Inception*

     International        -8.34%   12.25%    10.67%

                                             Past OnePast FivePast Ten
                                               Year    Years    Years

Morgan Stanley Capital International EAFE
   (Europe, Australia and Far East) Index    -14.17%    7.13%    8.24%
Lipper International Fund Average            -15.60     9.45     9.85
Morningstar Foreign Stock Category Average   -15.66     9.43     9.57


* Period from May 1, 1994, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

        1 Year         3 Years         5 Years       10 Years
  -----------------------------------------------------------
          $92            $287           $498          $1,108


                           Account Operating Expenses

       Management Fees...................   0.85%
       Other Expenses....................   0.05

        Total Account Operating Expenses    0.90%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

International Emerging Markets Account
The Account seeks to achieve long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

Main Strategies
The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Invista, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 65% of the Account's assets are invested in emerging market country equity securities. The Account invests in securities of:
o companies with their principal place of business or principal office in emerging market countries;
o companies for which the principal securities trading market is an emerging market country; or
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.


Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. If you sell your shares when their value is less than the price you paid for them, you will lose money.

The Account anticipates that its portfolio turnover will typically range from 200% to 300%. Actively trading portfolio securities increases the Account's trading costs and may have an adverse impact on the Account's performance. Investor Profile The Account is generally a suitable investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Account Performance Information
As the inception date of the Fund is October 24, 2000, only limited historical performance data is available. The Account's past performance is not necessarily an indication of future performance. The year-to-date return as of March 31, 2001 is -7.37%.

      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                                    Since
     Account                     Inception*

     International Emerging Markets-6.14%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Morgan Stanley Capital International EMF
    (Emerging Markets Free) Index             -30.61%   -4.17%    8.25%
 Lipper Emerging Markets Fund Average         -30.59    -2.15     1.91
 Morningstar Diversified Emerging Markets
    Category Average                          -31.11    -2.08     1.96

* Period from October 24, 2000, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 Year         3 Years         5 Years       10 Years
    --------------------------------------------------------------
              $168            $520           $897          $1,955


                           Account Operating Expenses

       Management Fees...................   1.25%
       Other Expenses....................   0.40

         Total Account Operating Expenses   1.65%*

     * The Manager has voluntarily agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.35% through April 30, 2002.

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

International SmallCap Account
The Account seeks long-term growth of capital.

Main Strategies
The Account invests in stocks of non-U.S. companies with comparatively smaller market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Account invests at least 65% of its assets in securities of companies having market capitalizations of $1.5 billion or less at the time of purchase.

The Account diversifies its investments geographically. There is no limitation of the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to have at least 65% of its assets invested in securities of companies of at least three countries.


Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Account is generally a suitable investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    93.81
2000    -11.50

The year-to-date return as of March 31, 2001 is -16.51%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

       Highest    36.59% (12/31/1999)
       Lowest    -14.32% (6/30/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One   Since
        Account            Year  Inception*

   International SmallCap -11.50%  17.49%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Morgan Stanley Capital International EAFE
     (Europe, Australia and Far East) Index   -14.17%    7.13%    8.24%
 SSB WEI Index                                 -8.34     1.93     4.67
 Lipper International SmallCap Fund Average   -14.82    16.80    12.68
 Morningstar Foreign Stock Category Average   -15.66     9.43     9.57


     * Period from May 1, 1998, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

            1 Year         3 Years         5 Years       10 Years
   --------------------------------------------------------------
             $147            $456           $787          $1,724


                           Account Operating Expenses


     Management Fees..................   1.20%
     Other Expenses...................   0.24

      Total Account Operating Expenses   1.44%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

LargeCap Growth Account
The Account seeks long-term growth of capital.


Main Strategies
The Account primarily invests in stocks of growth-oriented companies. Under normal market conditions, the Account invests at least 65% of its total assets in common stocks of growth companies with a large market capitalization, generally greater than $10 billion measured at the time of investment. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint. The Account may invest up to 25% of its assets in securities of foreign companies.


Janus uses a bottom-up approach in building the portfolio. This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.

It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs.

Although Janus expects that under normal market conditions the assets of the Account will be invested in common stocks, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.

Main Risks
While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As a result, the value of your investment in the Account will go up and down. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. It is not appropriate if you are seeking income or conservation of capital.


Account Performance  Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

2000    -11.99

The year-to-date return as of March 31, 2001 is -17.87%.


The account's highest/lowest quarterly results during this time period covered were:

      Highest    11.24% (3/31/2000)
      Lowest    -16.28% (12/31/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
     Account               Year    Inception*

     LargeCap Growth     -11.99%     9.67%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Russell 1000 Growth Index                    -22.42%   18.12%   17.33%
 Lipper Large-Cap Growth Fund Average         -16.22    18.43    17.20
 Morningstar Large Growth Category Average    -14.09    18.10    17.13


     * Period from May 1, 1999, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

           1 Year         3 Years         5 Years       10 Years
   -------------------------------------------------------------
            $127            $397           $686          $1,511


                           Account Operating Expenses

       Management Fees..................   1.10%
       Other Expenses...................   0.15

        Total Account Operating Expenses   1.25%*

     * The Manager has voluntarily agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.20% through April 30, 2002

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

LargeCap Growth Equity Account
The Account seeks to achieve long-term growth of capital by investing primarily in common stocks of larger capitalization domestic companies.

Main Strategies
The Account is a non-diversified fund that invests primarily in 20-30 common stocks of companies in the U.S. with comparatively larger market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Account invests at least 75% of its total assets in domestic companies with market capitalizations in excess of $10 billion. In addition, the Account may invest up to 25% of its assets in securities of foreign issuers.

In selecting securities for investment, the Sub-Advisor, Duncan-Hurst, looks at stocks it believes have prospects for above average growth over an extended period of time. Duncan-Hurst seeks to identify companies with accelerating earnings growth and positive company fundamentals. While economic forecasting and industry sector analysis play a part in its research effort, Duncan-Hurst's stock selection process begins with individual company analysis. This is often referred to as a bottom-up approach to investing. From a group of companies that meet Duncan-Hurst's standards, it selects the securities of those companies that it believes will have accelerating earnings growth. In making this determination, Duncan-Hurst considers certain characteristics of a particular company including new product development, change in management and competitive market dynamics.

Main Risks
While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As a result, the value of your investment in the Account will go up and down. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other funds.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account anticipates that its portfolio turnover rate will typically exceed 150%. Actively trading portfolio securities increases the Account's trading costs and may have an adverse impact on the Account's performance.


The Account is a non-diversified investment company, as defined in the Investment Company Act of 1940, as amended, which means that a relatively high percentage of assets of the Account may be invested in the stocks of a limited number of issuers. The share price of the Account may be more volatile than the share price of a diversified fund. The value of the shares of the Account may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of your investment. This Account is designed as a long- term investment with growth potential. It is not appropriate if you are seeking income or short-term conservation of capital.


Account Performance Information
As the inception date of the Fund is October 24, 2000, only limited historical performance data is available. The Account's past performance is not necessarily an indication of future performance. The year-to-date return as of March 31, 2001 is -20.82%.

      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                                    Since
     Account                     Inception*

     LargeCap Growth Equity       -22.20%

                                             Past OnePast FivePast Ten
                                               Year    Years    Years

Russell 1000 Growth Index                    -22.42%   18.12%   17.33%
Lipper Large-Cap Growth Fund Average         -16.22    18.43    17.20
Morningstar Large Growth Category Average    -14.09    18.10    17.13


     * Period from October 24, 2000, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
    ----------------------------------------------------------
           $137            $428           $739          $1,624


                           Account Operating Expenses

       Management Fees..................   1.00%
       Other Expenses...................   0.35

        Total Account Operating Expenses   1.35%*

     * The Manager has voluntarily agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.10% through April 30, 2002

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

LargeCap Stock Index Account
The Account seeks long-term growth of capital.


Main Strategies
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Invista, attempts to mirror the investment performance of the index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means large companies have greater representation in the index than smaller ones. Over the long-term, Invista seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P 500. Invista may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Account and index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Main Risks
Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Invista reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Account's assets.

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth, are willing to accept the risks of investing in common stocks and preferring a passive rather than active management style.

  * "Standard & Poor's 500" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the avisability of investing in the Fund.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

2000    -9.67

The year-to-date return as of March 31, 2001 is -11.87%.

The account's highest/lowest quarterly results during the time period covered by the chart were:

     Highest     2.17% (3/31/2000)
     Lowest     -8.03% (12/31/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                           Past One    Since
     Account                 Year    Inception*

     LargeCap Stock Index   -9.67%    -0.96%

                                             Past OnePast FivePast Ten
                                               Year     Years   Years

S&P 500 Index                                 -9.11%   18.31%   17.44%
Lipper S&P 500 Fund Average                   -9.57    17.82    16.99
Morningstar Large Blend Category Average      -6.97    15.96    15.66


     * Period from May 1, 1999, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

          1 Year         3 Years         5 Years       10 Years
     ----------------------------------------------------------
            $47            $146           $254            $564


                           Account Operating Expenses

       Management Fees..................   0.35%
       Other Expenses...................   0.11

        Total Account Operating Expenses   0.46%*

     * The Manager has voluntarily agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 0.40% through April 30, 2002.

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

MicroCap Account
The Account seeks to achieve long-term growth of capital.

Main Strategies
Under normal market conditions, the Account invests at least 65% of its total assets in equity securities of companies with market capitalizations of $700 million or less at the time of investment. Under normal circumstances, the Account's investment horizon for ownership of equity securities is one to two years.


The Account invests in companies that the Sub-Advisor, GSAM, believes are well managed businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. GSAM invests in companies that have value characteristics as well as those with growth characteristics with no consistent preference between the two categories. Growth stocks are considered to be those with potential for growth of capital and earnings which are expected to be above average. Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.

The Account may invest in securities of small market capitalization companies that have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that GSAM believes have significant growth potential. GSAM believes that the companies in which the Account may invest offer greater opportunities for growth of capital than larger, more mature, better known companies.


The Account may invest up to 35% of its total assets in equity securities of companies with market capitalizations of more than $700 million at the time of the investment and in fixed-income securities. In addition, although the Account invests primarily in securities of domestic corporations, it may invest up to 25% of its total assets in foreign securities. These may include securities of issuers in emerging countries and securities denominated in foreign currencies.

The Account may invest in real estate investment trusts (REITs) which are pooled investment vehicles that invest in either real estate or real estate related loans.


Main Risks
Investments in such small market capitalization companies involve special risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may also be developing or marketing new products or services for which markets are not yet established and may never become established. The securities of smaller companies may lack sufficient market liquidity to enable the Account to effect sales at an advantageous time or without a substantial drop in price. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks and those denominated in foreign currencies carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The value of a REIT is affected by changes in the value of the underlying property owned by the trust, quality of any credit extended and the ability of the trust's management. REITs are also subject to risks generally associated with investments in real estate (a more complete discussion of these risks is found in the description of the Real Estate Account). The Account will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Occasionally, small company securities may underperform as compared to the securities of larger companies. As the value of the stocks owned by the Account changes, the Account's share price changes. In the short-term, the share price can fluctuate dramatically. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you want long-term growth of capital. Additionally, you must be willing to accept the risks of investing in securities that may have greater risks than stocks of companies with lower potential for growth.


Account  Performance  Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    -1.07
2000    12.13

The year-to-date return as of March 31, 2001 is -7.11%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

       Highest    27.70% (6/30/1999)
       Lowest    -11.63% (3/31/1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year   Inception*

     MicroCap             12.13%   -3.67%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Russell 2000 Index                            -3.02%   10.30%   15.51%
 Lipper Small-Cap Core Fund Average             5.07    12.52    15.52
 Morningstar Small Blend Category Average      12.84    12.95    15.92


     * Period from May 1, 1998, date shares first offered to the public, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 Year         3 Years         5 Years       10 Years
   ---------------------------------------------------------------
              $122            $381           $660          $1,455


                           Account Operating Expenses

       Management Fees...................   1.00%
       Other Expenses....................   0.20

        Total Account Operating Expenses    1.20%


     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

MidCap Account
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.


Main Strategies
The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 65% of its assets in companies with a market capitalization between $1 billion and $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

Invista uses a bottom-up approach in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.

Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of Accounts. The value of the Account's equity securities may fluctuate on a daily basis. If you sell your shares when their value is less than the price you paid for them, you will lose money.


Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. It is designed for a portion of your investments. It is not appropriate if you are seeking income or conservation of capital.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    53.50
1992    14.94
1993    19.28
1994    0.78
1995    29.01
1996    21.11
1997    22.75
1998    3.69
1999    13.04
2000    14.59

The year-to-date return as of March 31, 2001 is -7.91%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

           Highest    25.86% (3/31/1991)
           Lowest    -20.01% (9/30/1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     MidCap               14.59%   14.83%   18.51%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P MidCap 400 Index                          17.51%   20.39%   19.84%
 Lipper Mid-Cap Core Fund Average               7.10    16.02    17.08
 Morningstar Mid-Cap Blend Category Average     3.37    14.45    15.76



                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

       1 Year         3 Years         5 Years       10 Years
  ----------------------------------------------------------
         $63            $199           $346            $774


                           Account Operating Expenses


       Management Fees..................   0.60%
       Other Expenses...................   0.02

       Total Account Operating Expenses    0.62%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

MidCap Growth Account
The Account seeks long-term growth of capital.


Main Strategies
The Account invests primarily in common stocks of medium capitalization companies. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
o    are in fast growing industries;
o    offer superior earnings growth potential; and
o    are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.


Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. The Account is designed for a portion of your investments. It is not appropriate if you are seeking income or conservation of capital.




Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    10.67
2000    8.10

The year-to-date return as of March 31, 2001 is -22.69%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

        Highest    14.59% (12/31/1999)
        Lowest     -6.99% (9/30/1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
     Account               Year   Inception*

     MidCap Growth         8.10%    5.57%*

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P MidCap 400 Index                          17.51%   20.39%   19.84%
 Russell Midcap Growth Index                  -11.74    17.75    18.08
 Lipper Mid-Cap Core Fund Average               7.10    16.02    17.08
 Lipper Mid-Cap Growth Fund Average            10.01    17.62    19.06
 Morningstar Mid-Cap Growth Category Average   -6.90    17.93    18.03

* Period from May 1, 1998, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

          1 Year         3 Years         5 Years       10 Years
   ------------------------------------------------------------
           $103            $322           $558          $1,236


                           Account Operating Expenses

       Management Fees..................   0.90%
       Other Expenses...................   0.11

        Total Account Operating Expenses   1.01%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

MidCap Growth Equity Account
The Account seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.


Main Strategies
The Account invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 65% of its assets in companies with market capitalizations between $1 billion and $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Growth Index. The Account is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Growth Index. The Account may invest up to 10% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Account is fully invested.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account actively trades its portfolio securities in an attempt to achieve its investment objective. Actively trading portfolio securities increases the Account's trading costs and may have an adverse impact on the Account's performance.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Account's assets rise and fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid for them, you will lose money.


Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth of capital and are willing to accept the potential for short-term fluctuations in the value of your investment. This Account is not designed for income or conservation of capital.


Account Performance Information
As the inception date of the Fund is October 24, 2000, only limited historical performance data is available. The Account's past performance is not necessarily an indication of future performance. The year-to-date return as of March 31, 2001 is -29.03%.


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                                    Since
     Account                     Inception*

     MidCap Growth Equity         -18.70%

                                             Past OnePast FivePast Ten
                                               Year    Years    Years

Russell MidCap Growth Index                  -11.74%   17.75%   18.08%
Lipper Mid-Cap Growth Fund Average            10.01    17.62    19.06
Morningstar Mid-Cap Growth Category Average   -6.90    17.93    18.03


* Period from October 24, 2000, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
    ----------------------------------------------------------
          $136            $425           $734          $1,613


                           Account Operating Expenses

       Management Fees...................   1.00%
       Other Expenses....................    0.34

         Total Account Operating Expenses    1.34%*

     * The Manager has voluntarily agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.10% through April 30, 2002.

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

MidCap Value Account
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.


Main Strategies
Under normal market conditions, the Account invests at least 65% of its total assets in common stocks of companies with a medium market capitalization. Companies may range from the well established and well known to the new and unseasoned. Up to 10% of the Account's assets may be invested in foreign securities.


The stocks are selected using a value-oriented investment approach by the Sub-Advisor, Neuberger Berman which identifies value stocks in several ways. One of the most common identifiers is a low price-to-earnings ratio (stocks selling at multiples of earnings per share that are lower than that of the market as a whole). Other criteria are high dividend yield, a strong balance sheet and financial position, a recent company restructuring with the potential to realize hidden values, strong management and low price-to-book value (net value of the company's assets). Neuberger Berman also looks for companies with consistent cash flow, a sound track record through all phases of the market cycle, a strong position relative to competitors, a high level of management stock ownership and a recent sharp stock price decline that appears to result from a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.

This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. It is anticipated that the annual portfolio turnover rate may be greater than 100%. Turnover rates in excess of 100% generally result in higher transaction costs and may have an adverse impact on the Account's performance.


Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of Accounts. The value of the Account's equity securities may fluctuate on a daily basis. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept short-term fluctuations in the value of your investments. It is designed for a portion of your investments and not designed for you if you are seeking income or conservation of capital.


Account Performance Information
As the inception date of the Account is May 1, 1999, only limited historical performance data is available. The Account's past performance is not necessarily an indication of future performance.


                              Annual Total Returns

2000    31.03

The year-to-date return as of March 31, 2001 is -7.60%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

     Highest    14.17% (9/30/2000)
     Lowest     -1.93% (6/30/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year    Inception*

     MidCap Value          31.03%   24.75%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Russell MidCap Value Index                    19.18%   15.10%   17.86%
 Lipper Mid-Cap Value Fund Average             16.66    14.48    15.62
 Morningstar Mid-Cap Value Category Average    16.82    14.18    15.73


     * Period from May 1, 1999, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

       1 Year         3 Years         5 Years       10 Years
   ---------------------------------------------------------
        $132            $411           $713          $1,579


                           Account Operating Expenses

       Management Fees..................   1.05%
       Other Expenses...................   0.24

        Total Account Operating Expenses   1.29%*

     * Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.20% for 2000.

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


Money Market Account
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

Main Strategies
The Account invests its assets in a portfolio of money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible" security as defined in the regulations issued under the Investment Company Act of 1940.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
o    to take advantage of market variations;
o    to generate cash to cover sales of Account shares by its shareholders; or
o    upon revised valuation of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The Account does have an ability to borrow money to cover the sale of Account shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
o U.S. Government securities which are issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.
o U.S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality.
o    bank obligations consisting of:
     o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank or
     o bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
o commercial paper that is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs.
o short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity.

o repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may have a longer maturity.

o taxable municipal obligations that are short-term obligations issued or guaranteed by state and municipal issuers that generate taxable income.

Main Risks
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the FDIC or any other government agency.

Investor Profile
The Account is generally a suitable investment if you are seeking monthly dividends to produce income without incurring much principal risk or for your short-term needs.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    5.92
1992    3.48
1993    2.69
1994    3.76
1995    5.59
1996    5.07
1997    5.04
1998    5.20
1999    4.84
2000    6.07

The 7-day yield for the period ended March 31, 2001 was 4.88%. To obtain the Account's current yield information, please call 1-800-247-4123.


      Average annual total returns for the period ending December 31, 2000


     This table shows the Account's average annual returns over the periods indicated.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Money Market          6.07%    5.29%    4.75%


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

          1 Year         3 Years         5 Years       10 Years
---------------------------------------------------------------
            $53            $167           $291            $653


                           Account Operating Expenses


       Management Fees...................   0.50%
       Other Expenses....................   0.02

         Total Account Operating Expenses   0.52%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

Real Estate Account
The Account seeks to generate a high total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

Main Strategies
The Account invests primarily in equity securities of companies engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are effectively permitted to eliminate corporate level federal income taxes if they meet certain requirements of the Internal Revenue Code. REITs are characterized as:
o equity REITs, which primarily own property and generate revenue from rental income;
o    mortgage REITs, which invest in real estate mortgages; and
o hybrid REITs, which combine the characteristics of both equity and mortgage REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies. In selecting securities for the Account, the Manager focuses on equity REITs.

Main Risks
Securities of real estate companies are subject to securities market risks similar those of direct ownership of real estate. These include:
o    declines in the value of real estate
o    risks related to general and local economic conditions
o    dependency on management skills
o    heavy cash flow dependency
o    possible lack of available mortgage funds
o    overbuilding
o    extended  vacancies  in  properties
o    increases in property taxes and operating expenses
o    changes in zoning laws
o    expenses incurred in the cleanup of environmental problems
o    casualty or condemnation losses
o    changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
o    are dependent upon management skills and may not be diversified;
o    are subject to cash flow dependency and defaults by borrowers; and

o could fail to qualify for tax-free pass through of income under the Internal Revenue Code.


Because of these factors, the values of the securities held by the Account, and in turn the net asset value of the shares of the Account, change on a daily basis. In addition, the prices of the equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. When shares of the Account are sold, they may be worth more or less than the amount paid for them.

Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth, want to invest in companies engaged in the real estate industry and are willing to accept fluctuations in the value of your investment.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    -4.48
2000    30.97

The year-to-date return as of March 31, 2001 is -3.50%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

         Highest    11.51% (6/30/2000)
         Lowest     -8.40% (9/30/1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year   Inception*

     Real Estate          30.97%    6.03%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Morgan Stanley REIT Index                     26.81%   10.13%   --  %
 Lipper Real Estate Fund Average               25.62    10.26    11.79
 Morningstar Specialty - Real Estate
    Category Average                           25.83    10.31    11.33

* Period from May 1, 1998, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

          1 Year         3 Years         5 Years       10 Years
 --------------------------------------------------------------
           $101            $315           $547          $1,213


                           Account Operating Expenses


       Management Fees...................   0.90%
       Other Expenses....................   0.09

         Total Account Operating Expenses   0.99%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

SmallCap Account
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.


Main Strategies
The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 65% of its assets in companies with a market capitalization of $1.5 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forward looking rates of return.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Account is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise and fall, the Account's share price changes. The Account's share price may fluctuate more than that of Accounts primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. If you sell your shares when their value is less than the price you paid for them, you will lose money.


Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment. This Account is designed for a portion of your investments.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    43.58
2000    -11.73

The year-to-date return as of March 31, 2001 is -9.32%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

         Highest    26.75% (6/30/1999)
         Lowest    -13.80% (12/31/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year   Inception*

     SmallCap             -11.73%   0.28%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P SmallCap 600 Index                        11.80%   13.56%   17.43%
 Russell 2000 Index                            -3.02    10.30    15.51
 Lipper Small-Cap Core Fund Average             5.07    12.52    15.52
 Morningstar Small Blend Category Average      12.84    12.95    15.92

* Period from May 1, 1998, date first offered to the public, through December 31, 1999.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
  ------------------------------------------------------------
           $92            $287           $498          $1,108


                           Account Operating Expenses


       Management Fees...................   0.85%
       Other Expenses....................   0.05

         Total Account Operating Expenses   0.90%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

SmallCap Growth Account
The Account seeks long-term growth of capital.


Main Strategies
The Account invests primarily in a diversified group of equity securities of small growth companies. Generally, at the time of the Account's initial purchase of a security, the market capitalization of the issuer is less than $1.5 billion. The Account may invest up to 25% of its assets in foreign securities.


Under normal market conditions, the Account invests at least 65% of its assets in equity securities of small companies with the potential for rapid earnings growth. In selecting securities for investment, the Sub-Advisor, Berger, focuses on companies which it believes demonstrate the following traits:
o    Long-term appreciation potential: open-ended business opportunity;
o    Strong revenue-driven earnings growth;
o    Seasoned management team: integrity, ability, commitment, execution;
o    Innovative products or services;
o    Defensible barriers to entry:  e.g. proprietary technology;
o Solid financial statements: profitability, conservative balance sheet and accounting;
o    Long-term market share leaders in emerging and growing industries; and
o    Appropriate valuations.


Berger will generally sell a security when it no longer meets Berger's investment criteria or when it has met Berger's expectations for appreciation. Portfolio securities may be actively traded in pursuit of the Account's goal. Actively trading portfolio securities increases the Account's performance costs and may have an adverse impact on the Account's performance.


Main Risks
Investments in companies with small market capitalizations carry their own risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. This Account is designed for long-term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    95.69
2000    -13.91

The year-to-date return as of March 31, 2001 is -30.28%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

         Highest    59.52% (12/31/1999)
         Lowest    -20.71% (12/31/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year   Inception*

     SmallCap Growth     -13.91%    22.92%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Russell 2000 Growth Index                    -22.43%    7.14%   12.79%
 Lipper Small-Cap Growth Fund Average          -4.95    15.12    17.46
 Morningstar Small Growth Category Average     -5.71    14.57    17.05


* Period from May 1, 1998, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

            1 Year         3 Years         5 Years       10 Years
    -------------------------------------------------------------
             $104            $325           $563          $1,248


                           Account Operating Expenses

       Management Fees...................   1.00%
       Other Expenses....................   0.02

         Total Account Operating Expenses   1.02%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

SmallCap Value Account
The Account seeks long-term growth of capital.


Main Strategies
The Account invests primarily in a diversified group of equity securities of small U.S. companies with a market capitalization of less than $1 billion at the time of the initial purchase. Under normal market conditions, the Account invests at least 65% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios. Up to 10% of the Account's assets may be invested in foreign securities.


The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000(R) Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.

Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.

The Account intends to manage its investments actively to accomplish its investment objective. Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Account may however take advantage of short-term trading opportunities that are consistent with its objective. To the extent that the Account engages in short-term trading, it may have increased transactions costs.

Main Risks
As with any security, the securities in which the Account invests have associated risks. These include risks of:
o Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

o Unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.

o Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Account is not designed for investors seeking income or conservation of capital. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept volatile fluctuations in the value of your investment.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    21.45
2000    23.87

The year-to-date return as of March 31, 2001 is -1.87%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

       Highest    15.32% (6/30/1999)
       Lowest      5.25% (3/31/1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year   Inception*

     SmallCap Value       23.87%    9.62%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Russell 2000 Value Index                      22.83%   12.59%   17.62%
 Lipper Small-Cap Value Fund Average           17.77    13.15    15.91
 Morningstar Small Value Category Average      16.98    12.27    14.86


* Period from May 1, 1998, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

           1 Year         3 Years         5 Years       10 Years
 ---------------------------------------------------------------
            $136            $425           $734          $1,613


                           Account Operating Expenses

       Management Fees...................   1.10%
       Other Expenses....................   0.24

       Total Account Operating Expenses     1.34%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

Utilities Account
The Account seeks to provide current income and long-term growth of income and capital.

Main Strategies
The Account seeks to achieve its objective by investing primarily in equity and fixed income securities companies in the public utilities industry. These companies include:
o companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy; and
o companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).

The Sub-Advisor, Invista, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries. Up to 20% of the Account's assets may be invested in foreign securities.


Under normal market conditions, at least 65% (and up to 100%) of the assets of the Account are invested in equity securities and fixed-income securities in the public utilities industry. The Account does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Account assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Account's assets to achieve its investment objective, Invista considers:
o    changes in interest rates;
o    prevailing market conditions; and
o    general economic and financial conditions.

The Account invests in fixed-income securities, which at the time of purchase, are:
o    rated in one of the top four categories by S&P or Moody's; or
o    if not rated, in the Manager's opinion are of comparable quality.

Main Risks
Since the Account's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
o    increase in fuel and other operating costs;
o    changes in interests rates on borrowings for capital improvement programs;
o    changes in applicable laws and regulations;
o changes in technology which render existing plants, equipment or products obsolete;
o    effects of conservation; and
o    increase in costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bonds rise when interest rates fall and fall when interest rates rise. Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.

The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking quarterly dividends for income or to be reinvested for growth, want to invest in companies in the utilities industry and are willing to accept fluctuations in the value of your investment.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    2.29
2000    19.18


The year-to-date return as of March 31, 2001 is -6.28%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

      Highest      18.18% (9/30/2000)
      Lowest       -6.22% (3/31/1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year   Inception*

     Utilities            19.18%    13.63%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P 500 Index                                 -9.11%   18.31%   17.44%
 Dow Jones Utilities Index with Income         51.07    17.81     --
 Lipper Utilities Fund Average                  7.86    15.36    13.77
 Morningstar Specialty - Utilities
    Category Average                            7.15    15.17    13.66

* Period from May 1, 1998, date shares first offered to the public, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
    ----------------------------------------------------------
           $64            $202           $351            $786


                           Account Operating Expenses

       Management Fees...................   0.60%
       Other Expenses....................   0.03

         Total Account Operating Expenses   0.63%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS
The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.



Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Bond prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.



Repurchase Agreements and Loaned Securities
Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

Currency Contracts
The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging  is a  technique  used in an  attempt to reduce  risk.  If an  Account's
Manager or Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of governmental action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

Forward Commitments
Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.


Warrants
Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its total assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

Risks of High Yield Securities
The Asset Allocation, Balanced, Bond and MidCap Value Accounts may, to varying degrees, invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager and/or Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.


Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Account were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager and/or Sub-Advisor thinks it is in the best interest of shareholders.


Derivatives
To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
o the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Sub-Advisor anticipated;
o the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
o the risk that adverse price movements in an instrument can result in a loss substantially greater than a Account's initial investment; and
o    the counterparty may fail to perform its obligations.

Foreign Securities
Certain of the Accounts may invest in foreign securities. For purposes of these restrictions, foreign securities include:
o  companies organized under the laws of  countries  outside  of the U.S.  and
o companies for which the principal securities trading market is outside of the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With  respect  to  certain  foreign  countries,  there  is  the  possibility  of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
o increased social,  political and economic instability;
o a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
o lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
o foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
o relatively new capital market structure or market-oriented economy;
o the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
o restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
o possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Securities of Smaller Companies
To the extent permitted by its investment objectives and policies, an account may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.


Unseasoned Issuers
The Accounts (except Government Securities) may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Temporary or Defensive Measures
For temporary or defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.


There is no limit to the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achive its investment objective.


Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.


Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may generate short-term capital gains. No turnover rate is calculated for the Money Market Account because of the short maturities of the securities in which it invests. You can find the turnover rate for each of the other Accounts in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange (NYSE) is open. The share price is determined as of the close of business of the NYSE (normally at 3:00 p.m. Central Time). When your order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is placed.


For all Accounts, except the Money Market Account, the share price is calculated by:
o taking  the  current  market  value of the total  assets of the  Account
o subtracting  liabilities  of the Account
o dividing  the  remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Money Market Account reserves the right to determine a share price more than once a day.


NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
o An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The share price of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Manager and/or Sub-Advisor believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
o Foreign securities markets may trade on days when the NYSE is closed (such as customary U.S. holidays) and an Account's share price is not calculated. As a result, the value of an Account's assets may be significantly affected by such trading on days when you cannot purchase or sell shares of the Fund.


DIVIDENDS AND DISTRIBUTIONS

The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.

An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.

The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.

NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase.
            The number of units you own in the Account are not increased.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation serves as the manager for the Principal Mutual Funds. In its handling of the business affairs of each Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Funds. In addition, the Manager is responsible for the portfolio management fundtions for certain Funds. The individuals responsible for the day-to-day management of those Funds are shown below:

                                Day-to-day
     Accounts                Account Management                  Manager Since

     Bond                      William C. Armstrong               July 2000
                               Scott Bennett                      July 2000
                               Lisa A. Stange                     July 2000

     Money Market              Michael R. Johnson                 March 1983
                               Alice Robertson                    June 1999

     Real Estate               Kelly D. Rush                      April 1998



                          Portfolio Manager Experience

William C. Armstrong, CFA. Mr. Armstrong leads the multi-sector/core portfolio management group for the stable value division. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Scott Bennett, CFA. Mr. Bennett has been with the Principal Financial Group since 1988. He holds an MBA and a BA from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Michael R. Johnson. Mr. Johnson joined the Principal Financial Group in 1982 and took his current position of directing securities trading in 1994. His responsibilities include managing the fixed-income trading operations and several short-term money market accounts for a company of the Principal Financial Group. He earned his Bachelor's degree in Finance from Iowa State University.

Alice Robertson. Ms. Robertson joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position as trader on the corporate fixed-income trading desk in 1993. Previously Ms. Robertson was an assistant vice-president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.

Kelly D. Rush, CFA. Mr. Rush directs the Real Estate Investment Trust (REIT) activity for a company of the Principal Financial Group. He has been with the Principal Financial Group since 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Lisa A. Stange, CFA. Ms. Stange is a portfolio management team leader. She is responsible for multi-sector fixed income portfolios encompassing a broad array of corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities, as well as private and syndicated debt instruments. She is a co-manager of U.S. corporate and global credit portfolios, and integrally involved in portfolio sector allocation and relative value analysis. She joined the Principal Financial Group in 1989. She received her MBA and BA, both in Finance, from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2000, the funds it managed had assets of approximately $6.56 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

The Manager has signed sub-advisory agreements with various Sub-Advisors for portfolio management functions for certain Funds. The Manager compensates the Sub-Advisor for its services as provided in the sub-advisory agreement. The individuals responsible for the day-to-day management of those Funds are shown on the following pages:

The Sub-Advisors

Sub-Advisor:      Invista,  an indirectly  wholly-owned  subsidiary of Principal
                  Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2000 were approximately $27.4 billion.
                  Invista's  address is 1900 Hub Tower, 699 Walnut,  Des Moines,
                  Iowa 50309.

                                        Day-to-day
     Accounts                        Account Management        Manager Since

     Balanced                             Douglas Herold       January 2001
                                          Dirk Laschanzky      January 2001
                                          Mary Sunderland      January 2000

     Capital Value                        John Pihlblad        January 2001

     Growth                               Mary Sunderland      January 2000

     International                        Kurtis D. Spieler    March 2000

     International Emerging Markets       Michael Marusiak     February 2001
                                          Michael Reynal       February 2001

     International SmallCap               Brian W. Pattinson   April 2001

     LargeCap Stock Index                 Robert Baur          March 2000
                                          Rhonda VanderBeek    March 2000

     MidCap                               K. William Nolin     February 2000

     SmallCap                             John F. McClain      December 1997
                                          Tom Morabito         October 2000

     Utilities                            Catherine A. Zaharis April 1998


                          Portfolio Manager Experience

Robert Baur, Ph.D. Dr. Baur joined Invista in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.

Douglas Herold, CFA. Mr. Herold is a portfolio manager at Invista specializing in equity research and the management of broad market value portfolios. He also serves as a member of Invista's global consumer staples research team. Prior to joining Invista in 1993, he was an investment officer at Bankers Trust Company for ten years. He received an MBA from Drake University and a BS in Business from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.

Dirk Laschanzky, CFA. As a portfolio manager at Invista, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Invista in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Michael A. Marusiak. Mr. Marusiak joined Invista in 2000, specializing in the international emerging markets sector. Prior to joining Invista, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, Canada.

John McClain. Mr. McClain is a portfolio manager for small company and medium company growth products. He joined Invista in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.

Tom Morabito, CFA. Mr. Morabito joined Invista in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. Since 1994, Mr. Morabito was a manager for Invesco
Management & Research. He received his MBA in Finance from Northeastern University and his Bachelor's degree in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin, CFA. Mr. Nolin has managed the domestic mid-cap products since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Brian W. Pattinson, CFA. Mr. Pattinson is a portfolio manager at Invista. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecomm sectors. He joined Invista in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

John Pihlblad, CFA. Mr. Pihlblad is director of quantitative portfolio management for Invista. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Invista in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Michael L. Reynal. Mr. Reynal joined Invista in 2001, specializing in the international emering markets sector. Prior to joining Invista, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. He received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebuy College in Vermont.

Kurtis D. Spieler, CFA. Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Invista in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.

Mary Sunderland, CFA. Prior to joining Invista Capital Management in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. She holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.

Rhonda VanderBeek. Ms. VanderBeek directs trading operations for Invista index accounts. She joined the Principal Financial Group in 1983 as a trading statistical clerk and moved to Invista in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.

Catherine A. Zaharis, CFA. Ms. Zaharis directs portfolio management for the Invista value team and leads the value research group. She joined Invista in 1985. Ms. Zaharis received her MBA from Drake University and her BBA in Finance from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.



Sub-Advisor:      Principal Capital Income Investors,  LLC ("PCII"), an indirect wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including
                  Principal Life Insurance Company. Assets under management as of December 31, 2000 were approximately $33.2 billion. PCII's address is 801 Grand Ave., Des Moines, Iowa 50392.

                                                Day-to-day
                  Accounts                   Account Management    Manager Since

     Balanced                               William C. Armstrong    October 2000

     Government Securities Income           Martin J. Schafer       May 1985


                          Portfolio Manager Experience

William C. Armstrong, CFA. Mr. Armstrong leads the multi-sector/core portfolio management group for the stable value division. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Martin J. Schafer. Mr. Schafer is a portfolio manager for PCII specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.




Sub-Advisor:      Morgan Stanley,  with principal  offices at 1221 Avenue of the
                  Americas,  New  York,  NY  10020,  provides  a broad  range of portfolio  management  services to  customers  in the U.S. and abroad. As of December 31, 2000, Morgan Stanley, together with
                  its  affiliated   institutional  asset  management  companies,
                  managed investments totaling approximately $171.7 billion as named fiduciary or fiduciary adviser. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to
                  Morgan Stanley Dean Witter  Investment  Management Inc. and on
                  May 1, 2001 the name was changed to Morgan Stanley  Investment
                  Management Inc. The firm continues to do business in certain instances using the name Morgan Stanley Asset Management.

                                    Day-to-day
                  Accounts      Account Management               Manager Since

     Asset Allocation         Francine J. Bovich                 May 1994

     Equity Growth            William S. Auslander               October 1999
                              Philip W. Friedman                 October 1999


                          Portfolio Manager Experience

William S. Auslander. Mr. Auslander is a Principal of Morgan Stanley & Co, Incorporated and Morgan Stanley Investment Management Inc. Mr. Auslander joined Morgan Stanley in 1995 as an equity analyst and currently is a portfolio manager in Morgan Stanley's institutional equity group. Prior thereto, he was an equity analyst at Icahn & Co., 1986-1995. He holds a BA in Economics from the University of Wisconsin and an MBA from Columbia University.

Francine J. Bovich. Ms. Bovich is Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley & Co. Incorporated since 1997. Principal
1993-1996. She holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.

Philip W. Friedman. Mr. Friedman is a Manager Director of Morgan Stanley & Co, Incorporated and Morgan Stanley Investment Management Inc. He was a member of Morgan Stand & Co. Incorporated's equity research team (1990-1995) before becoming Director of North American research (1995-1997). Currently, Mr. Friedman is head of Morgan Stanley's institution equity group. He holds a BA from Rutgers University and an MBA from the J.L. Kellogg School of Management at Northwestern University.




Sub-Advisor:      Janus  Capital  Corporation  ("Janus"),  100 Fillmore  Street,
                  Denver CO 80306-4928,  was formed in 1969.  Effective July 12,
                  2000,  Janus  is  owned  in part by  Stilwell  Financial  Inc.
                  ("Stilwell"),   which   owns   approximately   81.5%   of  the
                  outstanding voting stock of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus, owns approximately 12% of Janus' voting stock and, by agreement with Stilwell, selects at least a majority of Janus' Board, subject to the approval of Stilwell, which approval cannot be unreasonably withheld.
                  As of December 31, 2000, Janus managed or administered over $249 billion in assets.


                                      Day-to-day
                   Account        Account Management           Manager Since

      LargeCap Growth           E. Marc Pinto                  April 1999


                          Portfolio Manager Experience

E. Marc Pinto, CFA. Mr. Pinto is a Vice President, Janus Capital Corporation and has been with the organization since 1994. Prior to that, Mr. Pinto was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs. He holds a BA in History from Yale University and an MBA from Harvard. He has earned the right to use the Chartered Financial Analyst designation.



Sub-Advisor:      Duncan-Hurst  Capital  Management  Inc.  ("Duncan-Hurst")  was
                  founded in 1990.  Its address is 4365 Executive  Drive,  Suite
                  1520,  San  Diego,   CA  92121.   As  of  December  31,  2000,
                  Duncan-Hurst managed assets of approximately $3.78 billion for institutional and individual investors.

                                      Day-to-day
                   Account        Account Management         Manager Since

      LargeCap Growth Equity    David C. Magee            October 2000


                          Portfolio Manager Experience

David C. Magee. Mr. Magee has been with Duncan-Hurst Capital Management since 1992. He holds an MBA in Finance from UCLA and a BS in Economics and Business Management from the University of California, Davis.




Sub-Advisor:      Goldman Sachs Assets  Management  ("GSAM"),  32 Old Slip, 17th
                  Floor,  New York,  NY 10005.  As of  September  1,  1999,  the
                  Investment  Management  Division  ("IMD") was established as a new  operating  division  of  Goldman,  Sachs & Co.  ("Goldman
                  Sachs").   This  newly  created  entity  includes  GSAM.  GSAM
                  provides a wide  range of  discretionary  investment  advisory services,  quantitatively  driven and actively managed to U.S.
                  and   international   equity   portfolios,   U.S.  and  global
                  fixed-income portfolios, commodity and currency products and money market accounts. As of December 31, 2000, GSAM, along with other units of IMD, had assets under management of $281.68 billion.

                                      Day-to-day
                   Account        Account Management        Manager Since

     MicroCap                   Melissa Brown            June 2000
                                Robert C. Jones          June 2000
                                Victor H. Pinter         June 2000


                          Portfolio Manager Experience

Melissa Brown. Vice President, Goldman. Ms. Brown joined the firm as a senior portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

Robert C. Jones. Managing Director, Goldman. Mr. Jones joined Goldman as a portfolio manager in 1989.

Victor H. Pinter. Managing Director, Goldman. Mr. Clark joined Goldman as a portfolio manager in the Quantitative Equity Management team in 1992.



Sub-Advisor:      The Dreyfus  Corporation  ("Dreyfus"),  200 Park  Avenue,  New
                  York, NY 10166, was formed in 1947.  Dreyfus is a wholly owned subsidiary  of  Mellon  Bank,  N.A.,  which is a wholly  owned subsidiary  of  Mellon  Bank  Corporation  ("Mellon").  As  of
                  December   31,   2000,   Dreyfus   managed   or   administered
                  approximately $150 billion.


                                   Day-to-day
      Account                  Account Management                  Manager Since

     MidCap Growth           John O'Toole                       April 1998


                          Portfolio Manager Experience

John O'Toole, CFA. Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. He holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation.



Sub-Advisor: Turner Investment Partners, Inc. ("Turner") was founded in 1990. Its address is 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312. As of March 31, 2001, Turner had discretionary management authority with respect to approximately $8.3 billion in assets.

                                Day-to-day
         Account             Account Management                  Manager Since

     MidCap Growth Equity     Christopher K. McHugh              October 2000
                              William C. McVail                  October 2000
                              Robert E. Turner                   October 2000


                          Portfolio Manager Experience

Christopher K. McHugh. Mr. McHugh joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University.

William C. McVail. Mr. McVail, Senior Equity Portfolio Manager, joined Turner in 1998. Prior thereto, he was Portfolio Manager at PNC Equity Advisers. He has 12 years of investment experience.

Robert E. Turner, CFA. Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has 17 years of investment experience. He has earned the right to use the Chartered Financial Analyst designation.



Sub-Advisor:      Neuberger Berman  Management Inc.  ("Neuberger  Berman") is an
                  affiliate of Neuberger Berman,  LLC.  Neuberger Berman, LLC is
                  located  at  605  Third  Avenue,   2nd  Floor,  New  York,  NY
                  10158-0180. Together with Neuberger Berman, the firms manage more than $55.5 billion in total assets (as of December 31, 2000) and continue an asset management history that began in 1939.

                                        Day-to-day
                   Account          Account Management        Manager Since

     MidCap Value                 Robert I. Gendelman         April 1999


                          Portfolio Manager Experience

Robert I. Gendelman. Portfolio Manager, Neuberger Berman Management, Inc., since 1994. He holds a BA from the University of Michigan as well as a JD and an MBA from the University of Chicago.




Sub-Advisor:      Berger LLC ("Berger"),  is a Nevada Limited Liability Company,
                  and has been in the investment advisory business for 26 years.
                  It serves as investment advisor or sub-advisor to mutual funds and institutional investors and had assets under management of approximately $7.2 billion as of December 31, 2000. Berger LLC is a subsidiary of Stilwell Management Inc. ("Stilwell"), which owns approximately 86% of Berger LLC, and is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell Financial").

                                  Day-to-day
                   Account    Account Management                  Manager Since

     SmallCap Growth        Paul A. La Rocco                   January 2001


                          Portfolio Manager Experience

Paul A. LaRocco, CFA. Mr. LaRocco joined Berger as Vice President in December 2000. In 2000, he co-managed small and mid-cap funds for Montgomery Asset Management. From 1998 to 2000, he was a senior portfolio manager at Founders Asset Management, with responsibility for several small and mid-cap growth funds. Prior to that, he was a portfolio manager for a number of small and mid-cap funds at Oppenheimer Funds (1993-98). Mr. LaRocco holds an MBA degree in Finance from the University of Chicago Graduate School of Business and a BS in Physiological Psychology and a BA in Biological Sciences from the University of California, Santa Barbara. He has earned the right to use the Chartered Financial Analyst designation.



Sub-Advisor: J.P. Morgan Investment Management, Inc. ("Morgan"), 522 Fifth Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2000, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $359 billion.

                                    Day-to-day
                   Account      Account Management              Manager Since

     SmallCap Value           Marian U. Pardo                    January 2000


                          Portfolio Manager Experience

Marian U. Pardo. Managing Director of J.P. Morgan Investment Management Inc. since 1998. Ms. Pardo is a senior portfolio manager in the Small Cap Equity Group at J.P. Morgan. She has been at J.P. Morgan since 1968, except for 5 months in 1998 when she was president of a small investment management firm. She holds a BA degree from Barnard College.



Duties of the Manager and Sub-Advisor
The Manager or the Sub-Advisor provides the Board of Directors of the Fund a recommended investment program. Each program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or the Sub-Advisor advises each Account on its investment policies and determines which securities are bought and sold, and in what amounts.


The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2000 was:
  Asset Allocation        0.84%        MicroCap           1.20%
  Balanced                0.60%        MidCap             0.62%
  Bond                    0.51%        MidCap Growth      0.96%*
  Capital Value           0.60%        MidCap Value       1.20%*
  Equity Growth           0.73%        Money Market       0.52%
  Government Securities   0.51%        Real Estate        0.99%
  Growth                  0.60%        SmallCap           0.90%
  International           0.90%        SmallCap Growth    1.02%
  International SmallCap  1.44%        SmallCap Value     1.16%*
  LargeCap Growth         1.20%*       Utilities          0.63%
  LargeCap Stock Index    0.40%*


  * After waiver

The three Accounts which were added to the Fund as of October 24, 2000 have also entered into agreements with Sub-Advisors. Under those agreements, the Manager will pay the Sub-Advisor (based on a percentage of average daily net assets) as follows:

                                      Account           Management Fees

                     International Emerging Markets            0.55%
                             LargeCap Growth Equity            0.50
                               MidCap Growth Equity            0.50


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Accounts as to which the Fund is relying on the order, the Manager may:
o hire one or more  Sub-Advisors;
o change  Sub-Advisors;  and
o reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund will not rely on the order as to any Account until it receives approval from:
o contract owners who have assets in the Account, or
o in the case of a new Account, the Account's sole initial shareholder before the Account is available to contract owners, and
o the Fund states in its prospectus that it intends to rely on the order with respect to the Account.


The Manager will not enter into an agreement with an affiliated Sub-Advisor without that agreement, including the compensation to be paid under it, being similarly approved. The Fund has received the necessary shareholder approval and intends to rely on the order with respect to the Asset Allocation, Equity Growth, LargeCap Growth, LargeCap Growth Equity, MicroCap, MidCap Growth, MidCap Growth Equity, MidCap Value, SmallCap Growth and SmallCap Value Accounts (not all of these Accounts are available through this contract).



MANAGERS' COMMENTS

Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2000. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. The figures do not reflect expenses of the variable life insurance contracts or variable annuity contracts that purchase Account shares; performance figures for the divisions of the contracts would be lower than performance figures for the Accounts due to the additional contract expenses. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

Asset Allocation Account
(Francine Bovich)
After five consecutive years of double-digit gains, equity markets closed 2000 with losses. The strength of 1999's synchronized global recovery gave way to inevitable pressures of growth as oil prices soared, inflation rekindled, and labor markets became stretched. These conditions, along with the smooth transition of Y2K, led central banks to become more vigilant in fending off inflation and embark on a series of interest rate increases. The tighter monetary environment took its toll on the economy and the markets, leading to slower growth and a revaluation of equities. The S&P 500 fell 9.1% for the year. MSCI EAFE fell 14.2% in U.S. dollar terms, due to weakness in currencies and equities. Following a banner year in 1999, emerging market equities were hit hard by slower global growth and fell 30.6% for the year. The winners of 2000 were defensive asset categories, including U.S. fixed income (+11.6%), cash (+5.9%), and REITs (+26.4%).

The slowing growth in the U.S. caused investors to rethink growth expectations for the market as a whole, and for growth stocks in particular. The reassessment of growth expectations led to a significant adjustment in multiples. In this environment, value stocks and defensive stocks outperformed the previously high-flying growth sectors. Worldwide, technology stocks fell 39% during the year, while utilities (+27%) and health care (+32%) outperformed. Within the U.S., value stocks gained (+7.0%) while growth stocks fell (+-22.4%). The anticipation of slower growth in the U.S. was also reflected in the bond markets. Bond yields peaked in the first quarter and steadily declined in the latter quarters, pricing in a slowdown that would eventually lead to an easing of monetary conditions by the central bank. The expectation of slower growth also caused high quality to outperform spread products, as perceptions of credit quality deteriorated throughout the year. The Salomon BIG Index returned 11.6% for the year, with Treasuries (+13.5%) outperforming Corporates (+9.3%) and High Yield (-5.7%).

Non-U.S. stock market performance was plagued by currency weakness through most of the year. The Euro fell as low as 0.83 before rebounding in the fourth quarter, and the Yen declined 6.2% for the year. In local terms, European markets actually outperformed the S&P 500, as Europe's growth was not perceived to be slowing as quickly as in the U.S. Japan, on the other hand, disappointed investors with weak economic growth and remains mired in a deflationary trap. MSCI Japan fell 19.7% in local terms and 28.6% in dollar terms. Asia fared no better than Japan, as investors abandoned the region to seek safe havens during the year. The region's growing emphasis on high tech-related production and exports also contributed to stock underperformance.

Throughout the year, the Asset Allocation Account maintained a diversified investment strategy to the benefit of portfolio results. At the end of 2000, the Account was invested in 38.2% domestic equities, 15.7% non-U.S. equities, 43.5% domestic bonds, and 2.5% short-term investments. It appreciated 1.6% for the year, outperforming the Lipper Flexible Portfolio Fund average return of 0.3%.

The outperformance of the Account was due to allocation decisions and strong security selection of the majority of the underlying implementation strategies. Allocation decisions that contributed positively to results included the portfolio managers' decisions to overweight fixed income and cash, as equities significantly underperformed both of these asset classes during the year. Security selection within U.S. Large Cap Value Equity, Small Company Growth, and International Equity (ADRs) was strong and each of these strategies outperformed their respective benchmarks. A portfolio allocation to U.S. Large Cap Growth detracted from results, as growth strategies in general came under attack in the face of declining economic growth. This was more than offset, however, by other favorable allocation and selection decisions.

Comparison of Change in Value of $10,000 Investment in the Asset Allocation Account, Lipper Flexible Portfolio Fund Average, Morningstar Domestic Hybrid Category, S&P 500 Index and Lehman Brothers Aggregate Bond Index


            Total Returns*
          as of December 31, 2000
        1 Year  5 Year  Since Inception
        1.61%   12.09%  12.30%**

** Since inception 6/1/94


        Lehman              Morningstar     Lipper
       Brothers                            Flexible
      Aggregate     S&P       Domestic     Portfolio      Asset
        Bond        500        Hybrid        Fund       Allocation
        Index      Index      Category      Average      Account*

Thousands

        10          10           10          10           10
"1994"  10.077      10.23        10.006      10.008       10.052
"1995"  11.938      14.069       12.494      12.518       12.128
"1996"  12.369      17.297       14.127      14.22        13.696
"1997"  13.566      23.066       16.704      16.878       16.187
"1998"  14.742      29.657       18.792      19.268       17.673
"1999"  14.62       35.897       20.34       21.686       21.117
"2000"  16.32       32.627       20.759      21.749       21.457


Note: Past performance is not predictive of future performance.


Balanced Account
(William Armstrong and Mary Sunderland)
Following a decade of the domestic equity market advancing rapidly, 2000 provided an opportunity for investors in balanced accounts to experience the benefit of their portfolio structure. A portfolio diversified across many asset classes performed well during 2000, when compared to investments only in the equity market. Fixed income securities increased during the year as interest rates began to decline. International equity markets also declined during the year as the foreign markets moved in response to the lower domestic stock markets.

A quick look back at the events of the past twelve months showed a strong start, followed by a sharp drop in equities and ended with signs that interest rates will soon decline. The year started with the high-flying technology equities moving forward quickly, during the first quarter, as GDP growth continued to advance. The economy had made it through the Y2K scare and had resumed its strong economic growth. The Federal Reserve was positioned to act quickly and continued to raise interest rates in an effort to slow the economy into a soft-landing throughout the first half of the year. The higher interest rates and threat of a slowing economy turned the markets in the early part of the second quarter into a near free-fall. The technology heavy NASDAQ market value dropped in half and broader equity markets also dropped sharply. This declining market also moved overseas as foreign equity markets felt the strain of the economic slowdown and their markets tailed off as well. By the third quarter, the Fed realized the economy had cooled from the earlier interest rate increases. GDP growth was slowing and oil prices started to climb. Consumers' confidence had declined as the Christmas shopping season rolled around.
Retailers were forced to deeply cut prices to stimulate customer demand. Corporate earning estimates have been guided down and the economy has slowed appreciably. As we enter 2001, it is clear the Fed has changed to an easing bias and inflation is not as big of a concern.

The Balanced Account performed well during the year with a slightly positive return for the period. As expected, the Account's performance fell between the equity and fixed income components of the indices. The slowing economy depressed stock prices, but as inflationary pressures eased interest rates declined which in turn pushed up fixed income returns. The final outcome of the presidential election was decided late in the year and the financial markets were generally positive on the outcome and the prospects for an improving economy.

There is no clear-cut  index by which to measure the performance of the Balanced
Account,   but  a   comparison   between  the  S&P  500  Index  and  the  Lehman
Government/Corporate Bond Index is useful for performance measurement.

Comparison of Change in Value of $10,000 Investment in the Balanced Account, Lipper Balanced Fund Average, Morningstar Domestic Hybrid Category, Lehman Brothers Government/Corporate Bond Index, Lehman Brothers Aggregate Bond Index and S&P 500 Index


        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        0.13%   8.89%   12.13%



                  Lehman      Lehman
                  Brothers    Brothers  Morningstar  Lipper
                 Government/  Aggregate  Domestic    Balanced
        S&P 500  Corporate     Bond       Hybrid      Fund      Balanced
         Index   Bond Index    Index     Category    Average    Account*

Thousands

        10         10         10          10          10         10
"1991"  13.048     11.613     11.6        12.387      12.677     13.436
"1992"  14.042     12.493     12.458      13.405      13.569     15.156
"1993"  15.454     13.871     13.673      15.023      15.025     16.833
"1994"  15.657     13.384     13.274      14.638      14.646     16.481
"1995"  21.534     15.959     15.726      18.278      18.331     20.533
"1996"  26.475     16.422     16.297      20.667      20.853     23.229
"1997"  35.304     18.025     17.87       24.437      24.815     27.394
"1998"  45.393     19.732     19.423      27.492      28.16      30.657
"1999"  54.944     19.308     19.264      29.757      30.607     31.393
"2000"  49.939     22.428     21.504      30.37       31.072     31.434


Note: Past performance is not predictive of future performance.


Bond Account
(William Armstrong, Soctt Bennett and Lisa Stange)
Investors are seeing the benefits of portfolio diversification since fixed income investments posted positive returns and equities negative for 2000.
Treasury rates moved lower throughout the year, ending more than 1.0% lower, with the Federal Reserve in a rate cutting mood at year-end. This will be positive for fixed income securities with corporates likely to benefit the most.

The Principal Variable Contract Fund Bond Account outperformed the Lehman BAA index during the year with a return of 8.17% vs. 7.41%. The Account is primarily composed of corporate bonds and outperformed its benchmark index by avoiding those companies, which had negative surprises. Specifically, the Account was overweight in safe haven industries such as energy, utilities, and transportation, as well as asset types which do not face corporate surprises, such as asset-backed and commercial mortgage-backed securities.

The environment should be very positive for fixed income investments during 2001. While Account Managers expect continued volatility from individual securities, the general environment for fixed income and specifically corporate bonds is positive. The factors contributing to this improved environment include the Federal Reserve's rate cutting posture, lots of money on the sidelines, improved investor sentiment toward fixed income investments, and corporate yield premiums over Treasury securities at historically high levels.

Comparison of Change in Value of $10,000 Investment in the Bond Account, Lipper Corporate Debt BBB Rated Fund Average, Morningstar Intermediate-Term Bond Category and Lehman Brothers BAA Corporate Index


        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        8.17%   5.14%   8.07%


                                                    Lipper
        Lehman      Lehman         Morningstar   Corporate Debt
        Brothers    Brothers      Intermediate-    BBB Rated
        Aggregate   BAA Corporate  Term Bond         Fund              Bond
        Bond Index    Index        Category         Average          Account*

Thousands

        10            10             10              10                10
"1991"  11.6          11.931         11.662          11.78             11.671
"1992"  12.458        13.053         12.502          12.751            12.766
"1993"  13.673        14.741         13.801          14.322            14.255
"1994"  13.274        14.269         13.286          13.683            13.842
"1995"  15.726        17.511         15.591          16.429            16.91
"1996"  16.297        18.215         16.106          16.953            17.31
"1997"  17.87         20.237         17.517          18.662            19.145
"1998"  19.423        20.496         18.817          19.828            20.617
"1999"  19.264        20.328         18.587          19.495            20.083
"2000"  21.504        21.834         20.343          21.053            21.724


Note: Past performance is not predictive of future performance.


Capital Value Account
(Catherine Zaharis)
The Capital Value Account's results this year were clearly segmented into two periods. The first third of the year saw the Account trail its index, as the technology driven growth stock period of strong performance reached its zenith. From the start of 2000 until late March, tech stocks outperformed every other market sector by a wide margin. During the second half of this year, the tech driven growth mania reversed as companies began to miss their earnings and growth targets. Since the March peak, market sentiment increasingly favored stable, well-managed companies carrying reasonable prices. This proved to be a positive environment for the Account's rebound in performance later in the year.

The Account lagged noticeably during the tech upswing. The Account has always been managed as a value fund, with an investment process designed to capture the historical drivers of value style based returns, that being a reliance on low price to earnings ratios and low price to book ratios to identify the best opportunities. The end result of this process was that the Account owned virtually no tech stocks during the upswing, while its index and peer group owned more than 10% in tech stocks. That weighting difference in the market's hottest sector proved to be a heavy drag on returns. Other than tech companies, the sector and stock selection added value over the index, but the Account Manager's belief that high flying tech stocks did not belong in a value portfolio was too much to overcome.

Account Manager's research indicated that tech stocks were overpriced and should be expected to underperform at some point. This began to occur in the spring, when many tech indexes topped out. At this point, the Account began to outperform its index and finished the year with a strong rally. By sticking to a belief that the fundamentals of value investing would continue to hold true, the Account bounced back nicely as the year drew to a close. Overall, the non-tech, non-growth positioning produced underperformance for the entire year, but the Account performed well once value stocks returned to favor.

The Account Manager's current strategy is focused on maintaining the Account's value characteristics. Managers will continue to pay close attention to valuation, while looking for stocks that have the added characteristics of showing a turnaround in business operations and rising earnings estimates. This combination of attractive valuations and improving business activity will position the Account to add value through stock selection while keeping sector weightings generally in line with the index.

Comparison of Change in Value of $10,000 Investment in the Capital Value Account, Lipper Large-Cap Value Fund Average, Morningstar Large Value Category, S&P 500 Index and S&P 500 Barra Value Index


        Total Returns*
        as of December 31, 2000
        1 Year  5 Year  10 Year
        2.16%   12.01%  14.36%



                                          Lipper
        S&P 500             Morningstar  Large-Cap
      Barra Value  S&P 500  Large Value  Value Fund   Capital Value
         Index      Index    Category      Average      Account*

Thousands

        10          10        10          10             10
"1991"  12.256      13.048    12.851      12.908         13.866
"1992"  13.545      14.042    14.122      14.067         15.187
"1993"  16.066      15.454    15.993      15.692         16.359
"1994"  15.963      15.657    15.863      15.544         16.439
"1995"  21.868      21.534    20.984      20.335         21.684
"1996"  26.679      26.475    25.347      24.561         26.779
"1997"  34.677      35.304    32.193      31.227         34.42
"1998"  39.764      45.393    36.41       36.102         39.094
"1999"  44.822      54.944    38.824      40.156         37.417
"2000"  47.547      49.939    40.948      40.686         38.225


Note: Past performance is not predictive of future performance.


Equity Growth Account
  (previously Aggressive Growth Account)
(William Auslander and Philip Friedman)
Records were set at the dawn of the new millennium although 2000's records were in the opposite direction of 1999's sterling performances. The S&P 500 Index declined 9.11%, the worst year since 1977, the Dow Jones fell 4.67%, its worst performance since 1981 and NASDAQ had its worst year ever, losing 39.29%. In many respects, reviewing the year just completed is a mirror image of the prior year, and the wrong side of the mirror.

This was a challenging environment for most investors and an especially humbling one for growth managers. Alas, most value managers were able to finally savor the sweet taste of outperformance. The Russell 1000 Growth Index fell 22.43%, while the Russell 1000 Value Index advanced 7.01%. The robust first quarter seemed like a continuation of 1999's end of millennium party. However, as the year progressed, a number of economic and market forces picked up steam, with negative implications for earnings and future growth prospects.

With the start of rising interest rates and followed by rapidly rising oil prices, other alarming macroeconomic events included a sharply declining Euro and heightened tensions in the Middle East. There were early warning announcements of earnings disappointments from companies such as Lucent and Intel, which continued and picked up momentum in the second half of the year. The fourth quarter was marked by uncertainty surrounding the outcome of the United States Presidential election and the increasing evidence of a slowdown in economic growth, combined with the uncertainty about the near-term outlook for many companies. This backdrop was particularly unfavorable for the technology sector and benefited value-oriented sectors such as finance, utilities and energy.

The Account was impacted by many of the same forces that negatively impacted its growth fund peers and the growth index averages. These forces included the underperformance of technology as well as the outperformance of the financial, utility and energy sectors as investors shifted to a more defensive posture, areas where Account Managers are traditionally underweight, consistent with their philosophy and charter as growth managers. In addition, a combination of relative underperformance in consumer staples and cyclicals and an overweight in technology (which by year-end had registered the most severe declines) could not offset relatively strong performance in healthcare and capital goods, both of which the fund was overweight in for most of the year.

Within the consumer staples sector, which represented roughly 15% of the portfolio versus 10% of the Index, exposure to media stocks such as Liberty Media, Time Warner and Clear Channel detracted from performance as concerns heightened about declining advertising revenue in the wake of dot com failures and a slowing economy. Investments in more traditional staples stocks such as Philip Morris, Safeway, Pepsi, Quaker, Budweiser and Keebler contributed to performance but did not offset this weakness. Within the consumer cyclicals sector, roughly a market weight position of 8% of the portfolio, exposure to retailers such as Home Depot, and Costco detracted from performance as these stocks, as a group, were hurt by a slowdown in consumer spending and higher labor costs.

The Account entered 2000 with a slight overweight in technology relative to the S&P 500 index and underweight versus its growth peers. Account Managers cut positions to about a market weight during the first quarter, based on a sensitivity to the group's rich valuations and a belief that the lofty multiples assigned to most of the technology sector could not continue to expand at the pace witnessed in 1999, particularly in the largest cap names. This proved to be a prudent decision, particularly during the March to May sell-off in technology (when the NASDAQ declined 40% from its March high to its May low). Account Managers were buyers on weakness throughout the balance of the year, and the portfolio was modestly overweight technology as measured by the S&P 500, but materially underweight the growth indexes at year-end.

The technology sector's 39% decline was the biggest detractor to Account performance in 2000. Stock selection was slightly ahead of the index for the year, which is a bittersweet victory when the sector is the weakest in the market. Leading companies such as Microsoft, Nortel, and Lucent, which led the market on the way up in 1999 were among the biggest detractors to relative performance in 2000. Account Managers continue to believe that over the long-term the technology sector will generate higher earnings growth rates than most other areas of the economy and that the benefits from productivity enhancements afforded by technology advancements will be positive for the overall economy. Despite the volatility, Account Managers want the portfolio to be positioned to participate in that growth.

The Account maintained an overweight in capital goods, emphasizing high quality diversified conglomerates such as Tyco, General Electric and United Technologies, which at year-end represented roughly 16% of the portfolio. These three stocks were members of the top 10 holdings throughout the year, and each was a strong relative performance contributor. Tyco is especially notable as it was the strongest relative performance contributor after suffering severe declines in the fourth quarter of 1999. These holdings represent our willingness to look for growth in less traditional names and their strong performance provided a buffer to weaker areas of the portfolio, particularly in the fourth quarter.

Healthcare was another bright spot, as we maintained an overweight position (average of 14% of the portfolio) in the sector for most of the year and stock selection was superior to the index sector return. We increased our commitment to the sector early in the year based on the group's increasingly attractive relative earnings growth rates, and our belief that Federal Reserve interest rate increases would slow the economy, forcing investors to turn toward more stable growing companies such as the large pharmaceuticals. This proved to be correct, and effective trading around election-cycle volatility added to performance.

After failing to lower interest rates at the December 2000 meeting, the Fed did lower interest rates early in January. This was notable both for doing so on a conference call rather than waiting for a regularly scheduled meeting, and for moving rates down 50 basis points instead of the more typical .25% increment. The move toward lower interest rates should eventually be positive for many of the more economically sensitive groups of stocks. However, with many of those companies just now beginning to adjust business plans and earnings targets to the reality of a slower economy, the challenge facing investors is whether to buy these stocks now, or wait until earnings estimates have bottomed and the impact of recent and likely future interest rate cuts begins to result in a reacceleration of economic activity.

We continue to take a balanced and incremental approach to managing the portfolio and will take advantage of the opportunities that volatility creates. We believe the economy will be weaker in the early part of 2001, setting the stage for a much stronger climate later in 2001 and into 2002. We see the catalysts of further Fed easing, a weakened dollar due to lower interest rates and lower economic growth in the U.S., lower oil prices, and possible global tax cuts due to strong worldwide government surpluses, as the backdrop for future growth. These factors create a favorable environment for equities, and large cap growth stocks in particular.

Comparison of Change in Value of $10,000 Investment in the Equity Growth Account, Lipper Large-Cap Growth Fund Average, Morningstar Large Growth Category and S&P 500 Index

        Total Returns*
        as of December 31, 2000
         1 Year 5 Year  Since Inception
        -11.71% 19.67%  21.64%**

** Since inception 6/1/94



                                     Lipper
                  Morningstar     Large-Cap
        S&P 500   Large Growth   Growth Fund   Equity Growth
         Index    Category         Average        Account*

Thousands

        10          10              10              10
"1994"  10.23       10.114          10.055          10.259
"1995"  14.069      13.378          13.151          14.792
"1996"  17.296      15.913          15.681          18.941
"1997"  23.066      19.891          19.648          24.784
"1998"  29.656      26.566          24.14           29.481
"1999"  35.896      37.118          33.335          41.126
"2000"  32.626      31.888          27.928          36.31


Note: Past performance is not predictive of future performance.


Government Securities Account
(Martin Schafer)
Mortgage Backed Securities (MBS) had a positive year for the period ending December 31, 2000. MBS outperformed most other fixed income asset classes as the other fixed income products underperformed Treasuries due to the Treasury buy-back program. Investors sought MBS for their lack of volatility, as compared to security specific corporate credit event risk.

This Account outperformed the Lipper U.S. Mortgage Fund Average and the Lehman MBS Index for the period. The outperformance is attributable to security selection, timing of cashflows, and a slightly longer duration of portfolio holdings.

The quality and composition of the Account is generally in line with its Lipper U.S. Mortgage Category benchmark. Account Managers continue to hold more discount MBS securities than the Lehman Brothers Mortgage Backed Securities Index and some agencies, but maintain a duration neutral to slightly long approach by holding some cash to offset the lower coupons (discounts). This is a good position to be in while riding out the current refinance wave as a result of rates falling the second half of the year. Discount securities are securities priced below 100 (par). When mortgage holders prepay, discount investors receive 100 (par) versus the market price below par, producing positive returns. Account Managers believe the homeowner's propensity to refinance and the mortgage banker's technology driven inducement to refinance loans puts greater risk on securities priced above par. Managers patiently wait for the opportunity to strategically shorten their duration.

Comparison of Change in Value of $10,000 Investment in the Government Securities Account, Lipper U.S. Mortgage Fund Average, Morningstar Intermediate Gov't. Category and Lehman Brothers Mortgage-Backed Bond Index


        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        11.40%  6.53%   7.93%



        Lehman
       Brothers    Morningstar
       Mortgage-   Intermediate     Lipper      Government
        Backed     Gov't. Bond   U.S. Mortgage  Securities
       Bond Index   Category     Fund Average    Account*

Thousands

        10           10            10             10
"1991"  11.572       11.467        11.479         11.695
"1992"  12.379       12.2          12.18          12.495
"1993"  13.226       13.18         13.087         13.754
"1994"  13.013       12.65         12.541         13.13
"1995"  15.199       14.727        14.576         15.634
"1996"  16.012       15.139        15.14          16.158
"1997"  17.532       16.418        16.439         17.836
"1998"  18.752       17.641        17.438         19.311
"1999"  19.101       17.387        17.551         19.255
"2000"  21.233       19.258        19.369         21.45


Note: Past performance is not predictive of future performance.


Growth Account
(Mary Sunderland)
In 2000, performance in the Growth Account slightly lagged the S&P 500 Index and outperformed the Barra Growth Index by almost 11%. The Index has been dragged down by some of the bellwether stocks including Microsoft and Lucent, which are down 62% and 81%, respectively, so far this year. However, the Account held companies such as Cisco, Sun Micro and EMC, which executed to plan and maintained more of their value. In addition, the Account benefited from exposure to financial stocks, which outperformed in 2000 and had a modest weight in the growth indices. A focus on fundamentals was a significant benefit to performance this year, helping the account to outpace the Index.

Signs of an economic slowdown grew rapidly after the Thanksgiving holiday and the Fed has now signaled they are more concerned about an economic slowdown than inflation causing them to aggressively cut rates in January. Since growth stocks are valued based on growth potential and the level of inflation, an overall deterioration in the economy has a significant impact on price level. As lower interest rates take effect, Account Managers feel growth stocks will form a base and start to recover as the year unfolds. That, and a low inflation environment, will provide a powerful tailwind for growth stocks and the important technology sector over the next six to 12 months. Account Managers plan to remain overweighted in the technology sector relative to the S&P but about in line with most growth-oriented funds. Once the economy stabilizes, technology will likely be one of the first sectors to recover.

Consumer cyclical stocks will continue to rebound in 2001 as the Fed cuts rates. The Account has good exposure to the high quality names in the segment and will likely maintain it over the next six to 12 months. Account Managers emphasize companies, which will benefit from spending patterns of an aging population that is entering its highest earnings years.

Comparison of Change in Value of $10,000 Investment in the Growth Account, Lipper Large-Cap Growth Fund Average, Morningstar Large Growth Category and S&P 500 Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year  Since Inception
        -10.15% 12.64%     14.05%**

** Since inception 5/2/94


                                 Lipper
                 Morningstar    Large-Cap
        S&P 500  Large Growth  Growth Fund   Growth
        Index     Category       Average     Account*

Thousands

        10         10             10           10
"1994"  10.397     10.132         10.187       10.542
"1995"  14.3       13.402         13.324       13.243
"1996"  17.581     15.942         15.888       14.9
"1997"  23.444     19.928         19.908       18.917
"1998"  30.144     26.616         24.459       22.957
"1999"  36.486     37.188         33.775       26.729
"2000"  33.162     31.948         28.297       24.016


Note: Past performance is not predictive of future performance.


International Account
(Kurtis Spieler)
Global equity markets experienced strong performance during the first quarter of 2000. In particular, technology, media and telecom (TMT) stocks led markets upward. Drivers of performance for these growth stocks included strong economic conditions and a seemingly insatiable demand for telecommunication services. This drove valuations in TMT stocks to extraordinarily high levels. During the spring several risks appeared in the economic environment that, along with excessive valuations, led to a large sell off in these TMT stocks. Oil prices spiked up, leading to concerns about consumption. Interest rates from both the United States and Europe continued their upward move as central banks became focused on inflation. This led to increased volatility in equity markets.

During the second half of 2000, an aggressive sector rotation occurred from TMT to defensive stocks and financials. Investors outperformed by buying consumer staples, utilities and pharmaceuticals. Evidence of a slowing economic environment contributed to the underperformance of cyclical stocks and emerging markets. The other major risk in global markets was the steady decline of the Euro for the first 10 months of the year. High oil prices, capital outflows from mergers and acquisitions, and concerns with the European Central Bank led to currency weakness. The Euro has since rebounded as expectations of a relatively weaker U.S. economy led the currency upward.

The Principal Variable Contracts Fund International Account's relative performance during the year was solid, outperforming the EAFE benchmark by around 5.8%. This outperformance was largely due to stock selection in financials, consumer discretionary, industrials and health care. The Account also benefited from its low weighting in Japan, which underperformed other developed markets. On the negative side, stock selection in diversified telecom and materials cost the Account performance.

Currently, Account Managers are finding the best opportunities in beaten-down cyclical, technology and telecom companies. Weights have been lightened in some of the defensive areas that performed very well in 2000 as their valuations have gone too high. The Account Manager's strategy is to continue to invest in high quality companies at discounts to their fair value. These companies are found through a bottom-up, borderless investment approach.

Comparison of Change in Value of $10,000 Investment in the International Account, Lipper International Fund Average, Morningstar Foreign Stock Category and MSCI EAFE Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year  Since Inception
        -8.34%  12.25%  10.67%**

** Since inception date 5/2/94



        Morgan Stanley
          Capital
        International
        EAFE (Europe,    Morningstar
         Australia        Foreign         Lipper
        and Far East)      Stock       International   International
           Index          Category      Fund Average     Account*

Thousands

        10                 10             10               10
"1994"  9.99               9.765          9.758            9.663
"1995"  11.11              10.724         10.676           11.032
"1996"  11.781             12.053         11.934           13.8
"1997"  11.991             12.707         12.583           15.488
"1998"  14.389             14.359         14.221           17.034
"1999"  18.268             20.747         20.023           21.451
"2000"  15.679             17.498         16.899           19.662



Note: Past performance is not predictive of future performance.


International Emerging Markets Account
(Kurtis Spieler)
Even with strong performance in the first quarter of the fiscal year, emerging markets finished down during the last year. In general, the drivers of equities in developed markets were magnified in emerging markets. As in the U.S., technology, media and telecom (`TMT') corrected sharply after the liquidity rally. Emerging markets are heavily exposed to cyclical sectors such as commodities, telecom and technology. This leads to strong performance when global economic growth is accelerating and increased concerns when growth is slowing. The impact of higher oil prices also negatively impacted the oil importing nations in Asia.

Latin America was the best performer during the year, despite being down 17%. Positive factors included a lower risk premium in Mexico and Brazil and continued strong economic growth. Asia was the weakest performing region, down 42% in the last year. Negative sentiment occurred from higher oil prices, impact of a slowdown in the electronic industries and lack of progress with restructuring in many countries.

The Account's relative performance during the year was solid, outperforming the EMF benchmark by around 0.85% despite starting in late October. The Account benefited from its underweight position in information technology and overweight in Brazil. On the negative side, an underweight position in South Africa cost the Account around 0.85% in performance.

Emerging markets remain an incredibly cheap asset class leveraged to an upturn in global economic activity. The Account Manager's strategy remains focused on high quality companies with solid growth rates. A fundamental approach takes advantage of the volatility in emerging markets as Account Managers buy these companies at cheap prices.

Comparison of Change in Value of $10,000 Investment in the International Emerging Markets Account, Lipper Emerging Markets Fund Average, Morningstar Diversified Emerging Markets Category and MSCI EMF Index


        Total Returns*
        as of December 31, 2000

        Since Inception
        -6.14%**

** Since inception date 10/24/00


        Morgan Stanley
          Capital        Morningstar   Lipper
        International    Diversified   Emerging   International
        EMF (Emerging     Emerging     Markets      Emerging
        Markets Free)     Markets       Fund         Markets
           Index          Category     Average       Account*

Thousands

           10              10           10            10
"2000"     9.328           9.33         9.502         9.386



Note: Past performance is not predictive of future performance.


International SmallCap Account
(Darren Sleister)
International small cap stocks tend to outperform in periods of increasing global growth and loosening of global monetary policy. Most of 1999 fit this description with economic growth in Asia ex-Japan, Europe and the U.S., and a huge surge in the supply of internet-related stocks and increased liquidity flows. This carried over briefly into the first few months in 2000, however the rest of 2000 was spent in a reversion to the mean, seeing valuation compressions in technology-related stocks, slowing global economic growth, tightening monetary supply and increasing interest rates to ward off inflation.

The Account benefited from the boom in emerging technologies early in the year, however some of these returns were given back as the valuation compression affected the equity markets in general. The Account also benefited largely from oil service companies as the price of oil increased dramatically, giving rise to the need for capacity expansion and increasing demand for oil. Biotechnology, medical technology and alternative energy have been recent themes in the portfolio as direct exposure to telecommunications, internet and semiconductors have largely been sold down as continued weakness is seen in these areas.

For most of the year the Account was overweighted in Europe, Australia and Canada which boded well as these regions faced economic prosperity and their macro conditions were much more favorable than the Asian region. Toward the end of 2000, Account Managers started to grow more positive on the Asia ex-Japan region since expected interest rate cuts in the U.S. should help spur economic growth. Many statistics also point to a bottoming of the electronics cycle as well, but a U.S. slowdown will likely keep exports from Asian countries slightly lower than the past few years.

Going forward Account Managers expect oil prices will stabilize in the $25 dollar range. Global growth will continue to slow and technology valuations remain at risk. Account Managers continue to look for high quality growth opportunities that have attractive valuation parameters. It is possible that value stocks will periodically outperform for periods of a quarter or more, but over the long term Account Managers remain committed to growth at a reasonable price as a means for long term equity appreciation.

Comparison of Change in Value of $10,000 Investment in the International SmallCap Account, Lipper International Small-Cap Fund Average, Morningstar Foreign Stock Category and MSCI EAFE Index


        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        -11.50%                     17.49%**
** Since inception date 5/1/98




        Morgan Stanley
          Capital
        International
        EAFE (Europe,      Morningstar     Lipper
         Australia          Foreign     International  International
         and Far East)       Stock        SmallCap       SmallCap
            Index           Category     Fund Average    Account*

Thousands

           10                10            10             10
"1998"     10.379            9.672         9.261          8.963
"1999"     13.177            13.975        16.245         17.371
"2000"     11.31             11.787        13.837         15.373



Note: Past performance is not predictive of future performance.


LargeCap Growth Account
(E. Marc Pinto)
For the 12-month period ending December 31, 2000, the LargeCap Growth Account lost 11.99%. These results compare to a 9.10% loss posted by its benchmark, the S&P 500 Index.

It was an extremely difficult year for the financial markets. A belief early in the year that the U.S. economy was expanding too rapidly for its own good quickly gave way to fears that the economy was edging toward recession. Almost across the board, stocks finished lower, with the high-growth companies of the Nasdaq Composite Index bearing the brunt of the sell-off.

This uncertain outlook and the massive market volatility that accompanied it obviously hindered the Account's performance. Although a number of stable growth franchises were able to overcome the difficulties to trade higher, several key portfolio holdings declined, pulling the Account's overall performance lower. Account Managers responded by redoubling efforts to balance the portfolio's exposure to fast-growing stocks with positions in more traditional growth franchises such as mortgage giant Fannie Mae and brewer Anheuser-Busch, both of which were top performers. Unfortunately, the exposure to high-growth areas such as wireless - which remains a major portfolio theme - produced mixed results, with service providers such as Nextel falling while handset leader, Nokia, held its ground in an increasingly volatile environment.

Looking forward, it is far from clear whether the U.S. economy is on the path to a soft landing. Consumer confidence has waned in the face of corporate layoffs, higher energy prices and the sharp correction in stock prices. For that reason, Managers are monitoring economic developments closely and have tried to maintain balance in the portfolio by selectively adding both high-growth companies that are now trading at attractive valuations as well as more stable growers that are felt to be capable of performing well in periods of economic turbulence. As always, Account Managers remain steadfast in a belief that a thorough understanding of the drivers behind each individual holding remains the best way to navigate even the most uncertain market environment.

Comparison of Change in Value of $10,000 Investment in the LargeCap Growth Account, Lipper Large-Cap Growth Fund Average, Morningstar Large Growth Category and Russell 1000 Growth Index


        Total Returns*
        as of December 31, 2000
        1 Year  Since Inception
        -11.99     9.67%**

** Since inception date 5/3/99



                                     Lipper
        Russell     Morningstar    Large-Cap     LargeCap
      1000 Growth   Large Growth  Growth Fund     Growth
         Index        Category      Average      Account*

Thousands

        10             10           10             10
"1999"  12.504         12.81        12.668         13.247
"2000"  9.701          11.005       10.613         11.659


Note: Past performance is not predictive of future performance.


LargeCap Growth Equity Account
(David Nagee)
The financial markets in 2000 were the complete opposite from the financial markets in 1999. In 1999, the technology sector was the best performer due to a significant acceleration in technology company earnings that enabled growth managers to significantly outperform. In 2000, and especially during the fourth quarter, growth stock investors were negatively affected by exceedingly high technology stock volatility. The volatility was due to investor uncertainty about the reduced capital spending environment for technology products, especially telecom equipment. Telecom, or the "network," has eclipsed desktop/server as the center of the technology world; hence a deceleration in this industry group is significant across the entire technology sector. For the first time since its beginning in the summer of 1998, confidence in the continuation of the "virtuous cycle" of accelerating bandwidth deployment was punctured when leading telecom equipment suppliers reported reduced expectations for the fourth quarter and for calendar 2001. As a result, the Account underperformed its benchmark, the Russell 1000 Growth from the period of its initial availability on October 24, 2000 through the end of the year.

In the fall, top-down analysis indicated a greater likelihood of a slowdown in the economy and Account Managers repositioned the portfolio holdings accordingly. The healthcare sector began outperforming, as did energy services and business services stocks. These groups were added as their growth is less affected by economic deceleration. Also, pricing power is returning to providers of healthcare services for the first time in several years and the fundamental earnings outlook for HMOs has brightened considerably. Electricity markets are deregulating amidst structural changes in the nature of electricity demand and this presents unprecedented opportunities for power generation, natural gas supply and energy market making companies.

The telecom virtuous cycle will likely resume in late 2001 and the deployment of new technology will continue to transform business processes and economic activity. The "New Economy" is here to stay, but change will be more deliberate than once thought. The new year will likely see a peak of energy prices but opportunity in the restructuring of the nation's electric industry should provide continuing investment in this sector. Biotechnology may finally come of age in 2001, as several companies will likely bring to market new pharmaceuticals that generate sustainable earnings growth.

Comparison of Change in Value of $10,000 Investment in the LargeCap Growth Equity Account, Lipper Large-Cap Growth Fund Average, Morningstar Large Growth Category and Russell 1000 Growth Index


        Total Returns*
        as of December 31, 2000

        Since Inception
        -22.20%**

** Since inception date 10/24/00


                                     Lipper
        Russell     Morningstar    Large-Cap     LargeCap
      1000 Growth   Large Growth    Growth     Growth Equity
         Index        Category       Fund        Account*

Thousands

        10             10            10            10
"2000"  8.257          8.789         9.025         7.78


Note: Past performance is not predictive of future performance.


LargeCap Stock Index Account
(Robert Baur and Rhonda VanderBeek)
The LargeCap Stock Index Account seeks investment results that correspond with the total return performance of the Standard & Poor's 500 Index. The percentage of total assets of the Account allocated to each of the 500 stocks closely follows the weighting of each of the stocks in the S&P 500 Index*.

The return for calendar year 2000 for the LargeCap Stock Index Account was -9.67%. During the same period, the total return of the S&P 500 Index was -9.10%.

The economic backdrop for investors had been good during the first half of 2000, but a significant slowing of economic growth began in the third quarter. Late in the year, the slowdown intensified and economic growth fell to just 1.4% (annual basis) for the fourth quarter. This was well below the 4% to 5% economic growth of the previous several quarters. Although the stock market began the year with a strong rise in the first quarter, equity prices deteriorated as the year progressed. Rising interest rates and higher prices for oil and natural gas took their toll on stock prices.

Stock market investors were kept on the edge of their seats over the last year as powerful price rallies gave way to disquieting price swoons. Volatility surged; the number of large daily price swings was the highest of any year since 1974. Tech stock prices fell dramatically in the fourth quarter and most major stock indices ended the year in the negative column. Investors were concerned that the economic slowdown might turn into a recession. Since the LargeCap Stock Index Account attempts to mirror the performance of the S&P 500 Index, Account returns were similarly volatile and negative.

* Standard & Poor's 500(R) and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Principal Life Insurance Company and Principal Management Corporation. The Account is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

Comparison of Change in Value of $10,000 Investment in the LargeCap Stock Index Account, Lipper S&P 500 Index Fund Average, Morningstar Large Blend Category and S&P 500 Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        -9.67%  -0.96%**
** Since inception date 5/3/99



                Morningstar     Lipper
      S&P 500   Large Blend  S&P 500 Index    LargeCap Stock
       Index     Category     Fund Average    Index Account*

Thousands

        10        10              10               10
"1999"  11.1      11.153          11.615           10.893
"2000"  10.089    10.376          10.503           9.84


Note: Past performance is not predictive of future performance.


MicroCap Account
(Melissa Brown, Robert Jones and Victor Pinter)
After generating very strong returns for a number of years, the equity markets reversed course in the year 2000. The correction began in March, as continued strong economic growth, inflationary pressures and rising interest rates unnerved investors. While other types of stocks declined, high valuation technology issues, and many Internet stocks in particular, experienced the largest declines.

The equity markets rebounded for a brief period during the summer. Investors hoped that signs of moderate economic growth would result in an end to interest rate hikes by the Federal Reserve Board. However, market sentiment shifted yet again in the fall, due in part to uncertainty regarding the state of corporate profits in the face of an economic slowdown, and uncertainty over the presidential election. By the end of the year, the technology-laden NASDAQ was down 54% from its peak in March and 39.3% for the year - its worst performance since it was created in 1971. The S&P 500 Index fell 9.10% for the year, its poorest showing since 1977.

Market leadership changed several times during the reporting period. By the end of 2000, value stocks had generated strong results after years of underperforming their growth counterparts. In fact, 2000 was the worst year for absolute returns of the Russell 1000 Growth Index (-22.4%) and Russell 2000 Growth Index (-3.03%). In contrast, the Russell 1000 Value Index and Russell 2000 Value Index returned 7.01% and 22.81%, respectively. The disparity of returns was largely due to the higher percentage of technology stocks in the growth indices.

The Goldman Sachs Quantitative Equity Management Team assumed responsibility for management of the MicroCap Account on August 1, 2000. The portfolio employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.'s Global Investment Research Department and consensus opinions with quantitative analysis generated by GSAM's proprietary model. This quantitative system evaluates each stock using many different criteria, including valuation measures, growth expectations, earnings momentum and risk profile. It also objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. The portfolio construction process evaluates stocks based on their overall expected return and their contribution to portfolio risk. The resulting portfolio is the one that has the highest potential return for the targeted amount of risk.

During the one-year period ending December 31, 2000, the returns of the Account's various investment themes were erratic. Virtually every theme experienced one of its best months since inception, as well as one of its worst months ever. In addition, during some months there were extremely positive returns for one variable and extremely negative for another variable, reflecting the high overall return dispersion nature of the market. Overall, our Momentum and Value themes contributed positively to performance during the year, while the Research theme detracted from results in the small-cap universe. From a sector standpoint, technology, healthcare, and consumer services stock picks enhanced results within the small-cap universe, while financials and basic materials holdings generated disappointing returns relative to the Russell 2000 Index.

Looking forward, Account Managers continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should perform better than poor momentum stocks.

Comparison of Change in Value of $10,000 Investment in the MicroCap Account, Lipper Small-Cap Core Fund Average, Morningstar Small Blend Category and Russell 2000 Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        12.13%  -3.67%**
** Since inception date 5/1/98



                   Morningstar      Lipper
     Russell 2000  Small Blend   Small-Cap Core   MicroCap
        Index       Category      Fund Average    Account*

Thousands

        10           10              10             10
"1998"  8.806        8.609           8.873          8.158
"1999"  10.678       10.174          11.396         8.071
"2000"  10.356       11.48           11.974         9.05


Note: Past performance is not predictive of future performance.


MidCap Account
(K. William Nolin)
The MidCap Account is generally managed with a fundamental analysis approach. Account Managers believe that the future cash flow a business will generate will ultimately determine the value of that business today. Within this framework, companies are identified that have competitive advantages which can be sustained and improved upon. Those companies are then bought at discounts to their future value.

During the past year, investors have looked beyond the largest companies to find good value. As a result, the S&P MidCap 400 Index outperformed the S&P 500. The S&P MidCap 400 was up 17.50% and the S&P 500 was down 9.10%. The Account was up 14.56%, yet trailed the S&P MidCap 400 Index slightly. The Account's exposure to technology during the early spring sell-off contributed to this underperformance.

The economic backdrop for investors started out very strong last year, but became less favorable as the year rolled on. The economy has been extraordinarily robust, yet recently has shown clear signs of weakening. Inflation has been and continues to be modest, although benefit costs have been trending higher. Corporate profit growth set records early in the year, but now is slowing. Expectations of a slowing economy and slower profit growth led us to cut back on companies exposed to cyclical movements in the late summer. Sectors of cyclical exposures that were reduced included retailers, capital goods companies, and technology companies. Account Managers expect to maintain this position until the fundamentals improve or the stock prices adjust to account for a slowing.

Comparison of Change in Value of $10,000 Investment in the MidCap Account, Lipper Mid-Cap Core Fund Average, Morningstar Mid-Cap Blend Category and S&P Midcap 400 Index



        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        14.59%  14.83%  18.51%




     Morningstar      Lipper
    Mid-Cap Blend  Mid-Cap Core    MidCap    S&P MidCap
      Category     Fund Average    Account*  400 Index

Thousands

        10            10             10        10
"1991"  13.62         15.124         15.349    15.007
"1992"  15.653        16.502         17.642    16.793
"1993"  17.923        18.928         21.044    19.132
"1994"  17.634        18.54          21.208    18.445
"1995"  22.697        24.504         27.361    24.148
"1996"  27.336        28.895         33.137    28.78
"1997"  34.566        34.567         40.676    38.062
"1998"  36.906        38.77          42.176    45.336
"1999"  43.807        53.607         47.676    52.009
"2000"  45.283        57.413         54.632    61.116


Note: Past performance is not predictive of future performance.


MidCap Growth Account
(John O'Toole)
Although the performance of the MidCap Growth Account was positive for the year, Account Managers were nonetheless disappointed that performance did not exceed that of the S&P MidCap 400 Index. For the year, midcap stocks outperformed both large and small capitalization issues by a substantial margin.

Factors that detracted from performance included the very narrow return pattern of the S&P MidCap 400 Index, where only 44 stocks needed to be held at their index weight to mimic the index return. This narrowness is by definition problematic for a portfolio designed to be sector neutral and holding between 150 and 175 stocks. In addition, many midcap portfolios suffered from the dramatic difference in performance between midcap value and growth stocks. For the year, the S&P/BARRA Midcap Value Index returned 27.89%, while the S&P/BARRA Midcap Growth Index returned 9.15% -- a difference of over 1800 basis points. This sharp division in the midcap equity market compounded the narrowness problem and compromised the performance of our equity valuation method.

Consistent with our philosophy of adapting to the market, the Account had a positive exposure at the beginning of 2000 to companies that exhibited above-average earnings growth and positive earnings surprises. When the technology bubble burst in March, Managers naturally had to mitigate the Account's exposure to earnings growth. No sooner had this been accomplished than the market's preferences changed again. This pattern of extraordinary volatility was to repeat itself throughout the year, with value eventually beating growth roundly. Although the Account is growth driven, given the blended style, Managers consider both growth (earnings) and value (price) characteristics of stocks we choose for the Account. In retrospect, the Account's exposure to growth-type valuation factors was too large and its exposure to value-oriented inputs was too small. Subsequently, the Account's Managers have made adjustments, none significant, to its style to incorporate the lessons learned in the anomalous market conditions of 2000.

Two issues that negatively influenced return were Zale Corporation (-39.9%) and Univision Communications (-19.9%). Zale is a national retailer of jewelry, and investors became increasingly concerned over the prospects for the company based upon a slowing national economy and the discretionary nature of jewelry purchases. Univision Communications is a Spanish language television broadcaster that disappointed investors by announcing advertising bookings and rates that were below expectations.

The prospects for midcap companies are dynamic and there are a number of excellent investment opportunities. Account Managers will continue to manage the Account using a market-sensitive valuation model, and consolidate stock selection skills with a disciplined portfolio construction process. The Account will remain economic sector and capitalization neutral relative to its performance benchmark; the goal is to add consistent value through superior stock selection and systematic risk control.

Comparison of Change in Value of $10,000 Investment in the MidCap Growth Account, Lipper Mid-Cap Growth Fund Average, Lipper Mid-Cap Core Fund Average, Morningstar Mid-Cap Growth Category, Russell Midcap Growth Index and S&P 400 MidCap Index



        Total Returns*
        as of December 31, 2000
        1 Year  Since Inception
        8.10%                5.57%**
** Since inception date 5/1/98


                             Morningstar
                 Russell      Mid-Cap       Lipper         Lipper       MidCap
      S&P 400   MidCap Value  Growth      Mid-Cap Core  Mid-Cap Growth  Growth
    MidCap Index    Index     Category    Fund Average   Fund Average   Account*

Thousands

        10        10           10           10              10            10
"1998"  10.538    10.389       10.258       9.672           9.814         9.66
"1999"  12.089    15.719       16.813       13.373          16.964        10.691
"2000"  14.206    13.872       15.653       14.322          18.662        11.557


Note: Past performance is not predictive of future performance.


MidCap Growth Equity Account
(Chris McHugh, William McVail and Robert Turner)
For the period from its inception on October 24 to December 31, 2000, MidCap Growth Equity Account returned -18.70%. The Account's results underperformed the 17.68% loss of the Russell Midcap Growth Index, the benchmark index.

The Account's performance was hurt by a market that was inhospitable to growth stocks (mid-cap value stocks were up sharply and mid-cap growth stocks were down sharply during the period). The Account's growth-oriented holdings -- stocks with strong prospective earnings power and above-average price/earnings ratios -- were hit hard, falling victim to what amounted to an extreme correction in valuations. Investors showed a preference for less expensive, lower-beta stocks that were perceived to be safer.

Only three of the Account's ten sector investments -- in energy, financial services, and materials/processing -- outperformed their corresponding Russell Midcap Growth Index sectors. Energy holdings were up 14% versus 11% for the Index's energy sector, the Account's financial-services holdings advanced 7% versus 1% for the Index sector, and the Account's materials/processing holdings climbed 16% versus a 14% loss for the Index sector.

By far, the Account's technology holdings (which represented the Account's largest single sector weighting, about 40%) detracted the most from performance. The technology sector of the market fell 36% during the reporting period, but the Account's tech holdings dropped 41%. Why was the Account so heavily invested in technology? Because technology is a big part of the Russell Midcap Growth Index. In following a sector-neutral policy, Account Managers keep the sector weightings of the Account close to those of the Russell MidCap Growth Index. Since the sector weightings of the Account are close to those of the Index, a big index sector like technology results in the Account having similarly big holdings in technology stocks.

Contributing the most to performance was a positive return in energy stocks, which benefited from increased pricing power in the oil and natural-gas industries. In absolute terms, the Account's materials/processing stocks had the highest return. It's technology stocks recorded the worst absolute return, due to weak optical- and wireless-technology holdings, which had been one of the market's favorites until a number of industry leaders reported late in the period a slowing of what had been hyperactive revenue and earnings growth.

Comparison of Change in Value of $10,000 Investment in the MidCap Growth Equity Account, Lipper Mid-Cap Growth Fund Average, Morningstar Mid-Cap Growth Category and Russell MidCap Growth Index



        Total Returns*
        as of December 31, 2000

        Since Inception
        -18.70%**

** Since inception date 10/24/00




       Russell       Morningstar       Lipper
     MidCap Growth  Mid-Cap Growth  Mid-Cap Growth    MidCap Growth
        Index         Category       Fund Average     Equity Account*

Thousands

        10            10               10                 10
"2000"  8.239         8.643            8.999              8.13


Note: Past performance is not predictive of future performance.


MidCap Value Account
(Robert Gendelman)
The MidCap Value Account significantly outperformed the Russell MidCap Value Index in the one-year period ending December 31, 2000. The Account gained 31.03% in the period while its benchmark index rose 19.18%.

The market environment in the year 2000 was very different from that of 1999. While 1999 was a year that brought fame and fortune to the NASDAQ, dot.coms, and most anything technology related, 2000 ignited worries that the high valuations given to many tech stocks were not warranted. The Federal Reserve's (Fed) series of interest rate increases began to take effect and resulted in decelerated corporate earnings growth. A slowing economy, high oil prices, a weak Euro, and negative earnings warnings and reports all tempered investor enthusiasm during the year. Growth stocks dominated the market in 1999. But as many growth stocks failed to meet lofty expectations, investors began to seek out high-quality, value-oriented stocks of all market caps.

In this environment, Account Managers continued a commitment to invest in good businesses at attractive prices that possess positive risk-reward characteristics. An allocation to financials is one area where value was added. This was done through a reduction in sector weighting coincident with the start of the Fed's series of rate increases, followed by an increase in sector exposure as Managers felt that the tightening cycle was nearing completion. The Account's financial holdings (27.14% of total equity market value as of 12-31-00) achieved a higher absolute return than those of the Russell MidCap Value Index due to strong stock selection and had the most favorable impact on portfolio total return for the one-year period ended December 31, 2000. Insurance companies MetLife (1.22% of total net assets), ACE Limited (1.26% of total net assets), and XL Capital (1.58% of total net assets) all made solid contributions. Due to high oil prices and industry deregulation, Managers made diligent selections within the utilities and energy sectors (10.13% and 8.65% of total equity market value, respectively). Strong stock selection in both sectors led to better absolute returns as compared to the Index, although the Account was unfortunately underweight the utilities sector. Coastal Corp. (1.14% of total net assets) and Anadarko Petroleum (0.73% of total net assets) both made positive contributions to Account's return. Although it did have a small positive impact on return, the Accounts exposure to technology (7.75% of total equity market value) was reduced over the year because of the market's indiscriminant selling within the sector. Holdings within basic materials (5.60% of total equity market value) and communication services (1.03% of total equity market value) had the least favorable impact on portfolio total return. Smurfit-Stone Container Corp., producer of paper-based packaging and other products, and AK Steel Holding Corp., an integrated steel producer, were two main reasons for the negative impact of basic materials, while Allegiance Telecom was a disappointing communication services holding (all three were eliminated from the portfolio during the period).

The market is, and will likely continue to be, a volatile place. Many things changed from 1999 to 2000 and they will probably change again. Taking this into consideration, Account Managers will continue striving to invest in financially sound, fundamentally fit companies that will grow and prosper for years to come. Account Managers feel that the investment techniques, including risk management, diversification, and a great deal of prudence, will successfully lead the Account's investors through an ever-changing landscape.

Comparison of Change in Value of $10,000 Investment in the MidCap Value Account, Lipper Mid-Cap Value Fund Average, Morningstar Mid-Cap Value Category and Russell Midcap Value Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        31.03%  24.75%**
** Since inception date 5/3/99




      Russell      Morningstar      Lipper
    MidCap Value  Mid-Cap Value   Mid-Cap Value   MidCap Value
       Index        Category       Fund Average     Account*

Thousands

        10          10              10               10
"1999"  9.419       10.023          10.943           11.024
"2000"  11.226      11.709          12.766           14.445


Note: Past performance is not predictive of future performance.


Money Market Account
(Michael Johnson and Alice Robertson)
The Federal Reserve (Fed) spent the first half of 2000 continuing in the credit-tightening mode they commenced during 1999. After adjusting the Fed Funds rate* from 4.75 to 5.50% during the latter half of 1999, the Fed started back up in early 2000. In February they stepped in for the first in a series of three rate hikes - raising the targeted rate from 5.50 to 5.75%. The Fed bumped up another 0.25% at the March Federal Open Market Committee (FOMC) meeting and a final 0.50% at the May FOMC meeting. During the latter part of the year, economic releases were beginning to show some signs of weakness. At the December FOMC meeting, the Fed maintained the 6.50%, however, it moved its bias from that of inflation to weakness. The industry average maturity over the course of 2000 was in the 50-57 day area with the days fluctuating downward when the market was anticipating another Fed rate hike. The Money Market Account strives to stay close to the industry average. Account Managers actively monitor the industry averages in order to keep both yields and average maturities in line. The Account continues to invest from a list of high quality investments that is actively monitored by our fixed income analytical staff.

Investments in the Money Market Account are neither insured nor guaranteed by the U.S. Government. While the Account strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.

* The Fed Funds rate is the rate at which banks lend to each other on an overnight basis.

Real Estate Account
(Kelly Rush)
Real estate stocks provided robust investment performance for the twelve-month period that ended December 31, 2000. The Real Estate Account's 31.0% return easily outdistanced the S&P 500's -9.1%. This was a reversal of fortunes from the prior twelve months when the S&P 500 was up 21.0% while the Real Estate Account lagged at -4.48%.

Triggering this reversal was a decline in enthusiasm for high-growth, technology-oriented stocks. Nervous that technology stock prices had over-inflated, investors sought attractively valued sectors with reliable earnings growth. Real estate stocks fit this profile. Real estate stock prices looked cheap because they had been declining since peaking in October 1997. Meanwhile, earnings growth had been solid in 1998 and 1999, and the outlook for 2000 and beyond was favorable.

As expected, real estate markets remained vibrant throughout 2000. Despite a slowing economy in the second half of the year, there was generally no evidence of deteriorating demand for commercial real estate space. This is not necessarily surprising as real estate demand tends to be a lagging rather than leading indicator.

Demand is expected to soften in 2001 as the economy slows. The good news is U.S. construction activity is at a reasonable pace and a slowing of demand should not be catastrophic. To the contrary, real estate companies are expected to reliably deliver 7-8% earnings growth in 2001.

Relative performance for the Account remained strong in the past twelve months. The Real Estate Account outperformed both its peer average and its benchmark index. Account returns exceeded the Lipper Real Estate Fund (Variable Universe) average by 5.6% and the Morgan Stanley REIT Index by 4.2%. Portfolio over-weightings in owners of multi-family, office and industrial properties drove superior returns. Account Managers also emphasized companies owning real estate in strong coastal markets, especially San Francisco. This strategy also helped to propel relative returns.

Comparison of Change in Value of $10,000 Investment in the Real Estate Account, Lipper Real Estate Fund Average, Morningstar Specialty - Real Estate Category and Morgan Stanley REIT Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        30.97%  6.03%**
** Since inception date 5/1/98


                     Morningstar
                     Specialty -     Lipper
     Morgan Stanley  Real Estate   Real Estate   Real Estate
      REIT Index      Category     Fund Average    Account*

Thousands

        10             10            10             10
"1998"  8.677          8.592         8.25           9.344
"1999"  8.282          8.304         7.991          8.925
"2000"  10.502         10.449        10.038         11.689


Note: Past performance is not predictive of future performance.


SmallCap Account
(John McClain and Tom Morabito)
The SmallCap Account began the year strongly, but as the year progressed, the market fled the growth areas where the Account had overweighted. As a result, performance suffered and the Account underperformed its benchmark indices. The Account returned -11.73%, compared to 11.80% for the S&P 600, -3.02% for the Russell 2000, and 5.07% for the Lipper SmallCap Core Mutual Fund average. (Lipper Variable Universe SmallCap average was -1.50%.)

During the year, the Account increased its exposure to sectors offering more growth, such as technology and communications. This was based on the expectation that the economy would moderate from its very high growth rates of the first half of the year and that fears of further increases of interest rates by the Fed would prove unfounded. Unfortunately, as the year progressed, energy prices spiked higher putting additional pressure on global economic growth. Simultaneously, the Euro weakened significantly putting even more pressure on companies that do business in that region. The cumulative effect of these developments was to shift market worries from too rapid growth to earnings fears, completely bypassing the middle ground scenario (moderate growth) which Account Managers had anticipated. As a result, the market fled the sectors Managers had overweighted and gravitated to more traditional value sectors (such as homebuilders) which had been underweighted. As these trends became apparent, Account Managers shifted the portfolio back towards value but remained overweight in technology.

As discussed above, the market action early in the year favored a growth position and the Account did well. However, toward year-end, several blue chip technology companies announced weaker than expected results, frequently citing weaker than expected growth in Europe. This weakness was probably due to the negative impact of higher energy prices and a sharp decline in the Euro. Earnings fears built as the year closed. Small technology stocks were hit particularly hard as downward price movements were exaggerated by tax loss selling.

Exiting the year, the Account had moderately shifted away from growth toward value but remained overweight in technology. Energy prices remain a significant risk, which is why Account Managers have somewhat reduced the Account's growth weighting. Fortunately, the evidence strongly shows crude inventories should begin to build in the near term and by the middle of next year, crude prices should be noticeably lower than they are currently, possibly falling below $25/barrel ($29/barrel at year-end 2000).

If the economy can achieve a soft landing (moderate growth), spending on areas such as technology and communications should continue to be strong providing a solid foundation for a rebound in the stock prices of many of the Account's holdings.

Comparison of Change in Value of $10,000 Investment in the SmallCap Account, Lipper Small-Cap Core Fund Average, Morningstar Small Blend Category, Russell 2000 Index and S&P 600 Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        -11.73% 0.28%**
** Since inception date 5/1/98





                               Morningstar Lipper
      Russell     S&P 600   Small Blend    Small-Cap Core    SmallCap
     2000 Index    Index     Category        Fund Average    Account*

Thousands

        10         10          10              10              10
"1998"  8.806      8.835       9.341           8.873           7.949
"1999"  10.678     9.931       11.039          11.396          11.413
"2000"  10.356     11.103      12.456          11.974          10.074


Note: Past performance is not predictive of future performance.


SmallCap Growth Account
(Jay Tracey III)
The U.S. stock market experienced a down fourth quarter, led by continued weakness in technology stocks. The tech-heavy NASDAQ Composite Index was down 32.74% and stood more than 50% below its high of last March. The S&P 500 Index declined 7.82%. The Russell 2000 Index declined 6.91%, but the Russell 2000 Growth Index, which has a higher tech weighting, was off 20.20%. In contrast, the "old economy" Dow Jones Industrial Average managed a slight gain of about 1.70%, the only significant benchmark to show a gain in the quarter. Value stocks outperformed growth stocks during the quarter and for the year, in part because of technology, but also because valuations became more important to investors as interest rates increased and profit growth expectations came down with the slowdown in the economy.

Technology, the market's worst performing sector, was the big problem for growth funds in general and the SmallCap Growth Account in particular, even though its holdings performed in line with their benchmarks. The Account is not significantly overweighted in technology, so Managers are continuing to focus on the merits of individual holdings. Account Managers reduced or eliminated positions whose revenue and earnings performance seemed at risk, but added opportunistically to others whose prices declined to attractive levels and whose businesses appear still to be on track. For example, Infospace (0.7% of assets) was added when the stock was under severe stress near the end of the quarter.

Results in the healthcare sector were mixed. Cephalon (2.2% of assets), Regeneron (1.9% of assets) and Invitrogen (2.0% of assets) were among the
Account's stronger biotech holdings. Accredo Health (1.1% of assets), a specialty services provider, also did well. But most other holdings declined as investors increasingly favored companies that generate current earnings over those whose valuations are based on anticipated future results. Account Managers continue to be enthusiastic about biotech companies that have demonstrated technology leadership, addressed large market opportunities, met their milestones and signed significant partnership agreements. Managers believe the Account's holdings are well-positioned to benefit when confidence returns to the market and investors are again willing to look further into the future.

The energy sector, in which the Account is overweighted, was the most positive contributor, led by gains in services companies such as Veritas DGC (3.0% of assets), National-Oilwell (1.7% of assets), Patterson Energy (2.0% of assets) and Precision Drilling (1.8% of assets). Account Managers expect 2001 to be a period of accelerating earnings growth, positive earnings surprises and upward earnings revisions for this group, so managers will continue the Account's overweighting.

Beyond that, it comes down to individual holdings, such as Investors Financial Services (1.7% of assets), which gained another 36% in the quarter. The position was trimmed somewhat toward the end of the quarter, based upon its expanded valuation. Cox Radio (1.4% of assets), rebounding from price weakness in the third quarter, also was a positive performer, as was Skywest (1.8% of assets).

The coming year will be a lower-growth year for the economy and corporate profits. Account Managers believe the bear market in technology is in the past and there are good long-term prospects for the sector. One objective is to be positioned in stocks that are most likely to rebound quickly and strongly when the market recovers, based upon fundamental strength of the underlying companies. Energy is likely to be a bright spot in terms of earnings growth. Account Managers are also optimistic about the outlook for a wide variety of healthcare stocks. Most consumer stocks are uninteresting but, over the next few months, broadcasters may become more attractive as interest rates decrease and the outlook for advertising spending growth improves. For now, the Account will remain underweighted and very selective in the consumer sector.

Comparison of Change in Value of $10,000 Investment in the SmallCap Growth Account, Lipper Small-Cap Growth Fund Average, Morningstar Small Growth Category and Russell 2000 Growth Index



        Total Returns*
        as of December 31, 2000
        1 Year    5 Year
        -13.91%   22.92%**
** Since inception date 5/1/98



                    Morningstar       Lipper
    Russell 2000    Small Growth  Small-Cap Growth   SmallCap Growth
    Growth Index      Category      Fund Average         Account*

Thousands

        10              10             10                10
"1998"  8.993           9.341          8.873             10.296
"1999"  12.868          15.081         14.43             20.148
"2000"  9.982           14.22          13.716            17.345

Note: Past performance is not predictive of future performance.


SmallCap Value Account
(Marian Pardo)
The SmallCap Value Account had a positive year, returning 23.87%. The Account slightly outperformed its benchmark, the Russell 2000 Value Index, which returned 22.83% for the year ending December 31, 2000.

2000 was a difficult year for the U.S. equity markets; the broad small cap market outperformed the S&P 500 for the year, but both were in negative territory. The Russell 2000 Index returned -3.02% for the 12 months ending December 31, 2000, while the S&P 500 returned -9.11% during the same period.

The year was characterized by extreme volatility and a flight to value stocks, as small cap value names dominated performance and many of last year's best performing small telecom, technology and services names plunged. Pharmaceuticals were a clear exception, proving that investors were still interested in companies with strong growth potential and were eager to find substitutes for down-sized tech names. A slowing economy, replete with earnings disappointments and political uncertainty, undermined investor confidence in growth stocks and internet-related names in particular. This movement away from growth stocks was represented by the notable disparity between the Russell style indexes during the year. Small cap value stocks were the top performers for the year as the Russell 2000 Value Index (22.83%) outperformed the Russell 2000 (-3.02%) and the Russell 2000 Growth (-22.43%).

Even though the sector weights of the Account remained within 1% of the Russell 2000 Value Index weights, sector allocation was the main driver behind excess return for the year. Stock selection detracted from return, as the portfolio underperformed the index in 11 of 17 sectors. The Account's holdings in the consumer cyclical, finance and REIT sectors contributed most to overall return, while holdings in the software and services, health services and systems, and semiconductors sectors were detractors.

Holdings that contributed most to performance for the past twelve months included Bank United (finance), Greenpoint Financial (finance) and Gentek Inc. (industrial cyclical). Bank United was up 155.1% and overweighted relative to the index. Greenpoint Financial was up 115.8% and overweighted; Gentek Inc. was up 60.3% and overweighted as well. Holdings that detracted most from performance for the past twelve months included Geon Company (industrial cyclical), Georgia Gulf Corp (industrial cyclical) and Imperial Bancorp (finance). Geon Company was down 45.3% and liquidated by the end of the reporting period. Georgia Gulf was down 42.8% and overweighted relative to the index. Imperial Bancorp was up 17.5% and not held in the portfolio.

Looking ahead, Account Managers expect continued broadening trends that favor a multi-sector investment strategy. A continued emphasis on security selection is well suited to a market environment in which valuations are likely to be driven by fundamentals.

Comparison of Change in Value of $10,000 Investment in the SmallCapValue Account, Lipper Small-Cap Value Fund Average, Morningstar Small Value Category and Russell 2000 Value Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        23.87%  9.62%**
** Since inception date 5/1/98



                     Morningstar        Lipper
    Russell 2000     Small Value    Small-Cap Value   SmallCap Value
     Value Index       Category       Fund Average        Account*

Thousands

        10             10               10                   10
"1998"  8.592          8.441            8.873                8.494
"1999"  8.464          8.82             9.435                10.316
"2000"  10.396         10.318           11.112               12.778


Note: Past performance is not predictive of future performance.


Utilities Account
(Catherine Zaharis)
The utilities industry again has been marked by returns that are dramatically different for each industry. Returns for this sector were stronger than the broader market, with one year utility returns over twice the S&P 500 returns. However, the Utilities Account, as well as our peers, dramatically lagged the Utility benchmark. The Dow Jones Utility Index represents electric and gas utility companies. These firms have been beneficiaries of several scenarios in the U.S. that have been quite positive for this sector in the past year. The benchmark excludes telephone companies, which were impacted in a negative fashion by market events.

Demand growth for electricity has begun to rise in this new world economy. Massive amounts of energy are need to provide proper cooling and electrification to high tech facilities. New major power plants to produce electricity have been virtually non-existent in the U.S. for over 10 years. So as demand has grown, supply has not. This was fine in the early 1990's, as there was more than enough electricity to go around. However, we have now used up that extra supply in the U.S. and find ourselves a little short of what is needed on the hottest days. Prices have spiked from $30 per megawatt hour to over $1,000 per megawatt hour. Those companies that have power to sell into the market and have undertaken a generation strategy have performed quite well. Those companies having to purchase power in these markets have suffered. The Account Manager's goal is to find those companies that have the best strategies and have exhibited the ability to execute those strategies effectively.

The telecom industry has been in a very different environment. This industry is one where although usage is growing dramatically, huge amounts of funding are needed to keep up with the most current technology. So although demand is growing, funds are continually needed to plow back into the business to continue to grow. This has hurt many of these companies. Also, traditional areas of growth, such as long distance phone calls have slowed noticeably hurting the traditional bellwethers of this industry. During the past year, Account Managers have focused more on electricity and gas, and have sold some telephone companies as they continue to struggle in this environment.

Account  Managers   continue  to  monitor  industry   conditions  and  look  for
opportunities in either sector.

Comparison of Change in Value of $10,000 Investment in the Utilities Account, Lipper Utilities Fund Average, Morningstar Specialty - Utilities, Dow Jones Utilities Index with Income and S&P 500 Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        19.18%  13.63%**
** Since inception date 5/1/98



                Dow Jones   Morningstar
                Utilities   Specialty -    Lipper
      S&P 500   Index with  Utilities     Utilities     Utilities
       Index      Income     Category    Fund Average   Account*

Thousands

        10         10         10            10             10
"1998"  11.172     10.25      10.973        10.957         11.536
"1999"  13.523     9.663      12.766        12.69          11.8
"2000"  12.291     14.598     13.679        13.687         14.063


Note: Past performance is not predictive of future performance.


Important Notes

The values of these indexes will vary according to the aggregate value of the common equity of each of the securities included. The indexes represent asset types which are subject to risk, including possible loss of principal. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Investments in the MidCap, SmallCap and International SmallCap Accounts involve more abrupt or erratic market movements and may involve greater risk than other stock fund investments.

The International Accounts' shares are subject to volatility caused by exchange rates, foreign economies and taxation.

The Real Estate Account investing involves risks inherent to the real estate industry and REITs, such as general and local economic conditions.

The Utilities Account is subject to market conditions directly related to the utilities industry.

While the underlying securities of Government Securities Account are guaranteed by the U.S. Government as to the timely payment of principal and interest, Account shares are not.

Dow Jones Utility Index with Income: This average is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.

Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Lehman Brothers Baa Corporate Index: An unmanaged index of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or Standard & Poor's.

Lehman Brothers Government/Corporate Bond Index is composed of all bonds that are investment grade (rated BAA or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Lehman Brothers Mortgage-Backed Bond Index is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Lipper Balanced Fund Average: This average consists of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The one-year average currently contains 470 funds.

Lipper Corporate Debt BBB Rated Fund Average: This average consists of funds which invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The one-year average currently contains 154 funds.

Lipper Emerging Markets Fund Average: This average consists of funds which invest at least 65% of their total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. The one-year average currently contains 191 funds.

Lipper Flexible Portfolio Fund Average: This average consists of funds which allocate their investments across various asset classes, including domestic common stocks, bonds and money market instruments, with a focus on total return. The one-year average currently contains 246 funds.

Lipper International Fund Average: This average consists of funds which invest in securities primarily traded in markets outside of the United States. The one-year average currently contains 696 funds.

Lipper International Small-Cap Fund Average: This average consists of funds which invest at least 65% of their assets in equity securities of non-United States companies with market capitalizations less than U.S. $1 billion at the time of purchase. The one-year average currently contains 79 funds.

Lipper  Large-Cap  Growth Fund  Average:  This  average  consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 549 funds.

Lipper Large-Cap Value Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 389 funds.

Lipper Mid-Cap Core Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 300% of the dollar weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 145 funds.

Lipper Mid-Cap Growth Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 236 funds

Lipper Mid-Cap Value Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 389 funds

Lipper Real Estate Fund Average: This average consists of funds which invest 65% of their equity portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The one-year average currently contains 144 funds.

Lipper S&P 500 Index Fund Average: This average consists of funds that are passively managed, have limited expenses (advisor fee no higher than 0.50%), and are designed to replicate the performance of the Standard & Poor's 500 Index on a reinvested basis. The one-year average currently contains 135 funds

Lipper Small-Cap Core Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. The one-year average currently contains 199 funds.

Lipper Small-Cap Growth Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar weighted median market capitalization of the S&P Small-Cap 600 Index. These funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The one-year average currently contains 277 funds.

Lipper Small-Cap Value Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar weighted median market capitalization of the S&P Small-Cap 600 Index. These funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. The one-year average currently contains 313 funds.

Lipper U.S. Mortgage Fund Average: this average consists of mutual funds investing at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies. The one year average currently contains 61 mutual funds.

Lipper Utilities Fund Average: This average consists of funds which invest 65% of their equity portfolio in utility shares. The one-year average currently contains 95 funds.

Morgan  Stanley  Capital   International   EMF  (Emerging  Markets  Free)  Index
capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, Far East) Index is a stock index designed to measure the investment returns of developed economies outside of North America.

Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Morningstar Diversified Emerging Markets Category: Diversified emerging-markets funds invest in developing nations. Most funds divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe.

Morningstar Domestic Hybrid Category: Domestic-hybrid funds divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.

Morningstar Foreign Stock Category: Foreign-stock funds can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.

Morningstar Intermediate Government Bond Category: Intermediate-term government funds devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.

Morningstar Intermediate-Term Bond Category: Intermediate-term bond funds have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.

Morningstar Large Blend Category: Large-cap blend funds focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.

Morningstar Large Growth Category: Large-cap growth funds invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.

Morningstar Large Value Category: Large-cap value funds focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.

Morningstar Mid-Cap Blend Category: The typical mid-cap blend fund invests in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.

Morningstar Mid-Cap Growth Category: Some mid-cap growth funds invest in stocks of all sizes, but most focus directly on mid-size companies. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.

Morningstar Mid-Cap Value Category: Mid-cap value funds buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

Morningstar Small Blend Category: Small-cap blend funds favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.

Morningstar Small Growth Category: Small-cap growth funds focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.

Morningstar Small Value Category: Small-cap value funds invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

Morningstar Specialty - Real Estate Category: Specialty real-estate funds invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.

Morningstar Specialty - Utilities: Specialty-utilities funds invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These funds tend to provide relatively little capital appreciation, and more in the way of yield. These funds are sensitive to interest rates and industry changes.

Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

Russell Midcap Value Index is an index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.

S&P 600 Index: This is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.

S&P/BARRA 500 Value Index is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

S&P Midcap 400 Index includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


GENERAL INFORMATION ABOUT AN ACCOUNT

Eligible Purchasers
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life Insurance Company or of other insurance companies, 2) Principal Life Insurance Company or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life Insurance Company or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.

Shareholder Rights
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares which the Fund has the authority to issue, without a shareholder vote.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.

Non-Cumulative Voting
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% if the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.

Purchase of Account Shares
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are not restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.

Sale of Account Shares
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which i) disposal by a fund of securities owned by it is not reasonably practicable, ii) it is not reasonably practicable for a fund to fairly determine the value of its net assets; or iii) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.

In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

Restricted Transfers
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven day period.

Financial Statements
You will receive an annual financial statement for the Fund, examined by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited. The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.


FINANCIAL HIGHLIGHTS

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

ASSET ALLOCATION ACCOUNT                                       2000         1999         1998         1997        1996
------------------------                                       -------------------------------------------        ----
Net Asset Value, Beginning of Period...................      $13.23       $12.30       $11.94       $11.48      $11.11
Income from Investment Operations:
   Net Investment Income...............................         .35          .35          .31          .30         .36
   Net Realized and Unrealized Gain (Loss) on Investments     (.17)         2.00          .76         1.72        1.06
                       Total from Investment Operations         .18         2.35         1.07         2.02        1.42
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.34)        (.35)        (.31)        (.30)       (.36)
   Distributions from Capital Gains....................      (1.05)       (1.07)        (.40)       (1.26)       (.69)
                      Total Dividends and Distributions      (1.39)       (1.42)        (.71)       (1.56)      (1.05)
Net Asset Value, End of Period.........................      $12.02       $13.23       $12.30       $11.94      $11.48
Total Return...........................................       1.61%       19.49%        9.18%       18.19%      12.92%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $94,905      $89,711      $84,089      $76,804     $61,631
   Ratio of Expenses to Average Net Assets.............        .84%         .85%         .89%         .89%        .87%
   Ratio of Net Investment Income to Average Net Assets       2.67%        2.50%        2.51%        2.55%       3.45%
   Portfolio Turnover Rate.............................       67.8%        86.7%       162.7%       131.6%      108.2%

BALANCED ACCOUNT                                               2000         1999         1998         1997        1996
------------------------------------------------------------------- --------------------------------------        ----
Net Asset Value, Beginning of Period...................      $15.41       $16.25       $15.51       $14.44      $13.97
Income from Investment Operations:
   Net Investment Income...............................         .45          .56          .49          .46         .40
   Net Realized and Unrealized Gain (Loss) on Investments     (.43)        (.19)         1.33         2.11        1.41
                       Total from Investment Operations         .02          .37         1.82         2.57        1.81
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --         (.57)        (.49)        (.45)       (.40)
   Distributions from Capital Gains....................         --         (.62)        (.59)       (1.05)       (.94)
   Excess Distributions from Capital Gains(a) .........         --         (.02)         --            --          --
     Total Dividends and Distributions                         --         (1.21)       (1.08)       (1.50)      (1.34)
Net Asset Value, End of Period.........................      $15.43       $15.41       $16.25       $15.51      $14.44
Total Return...........................................        .13%        2.40%       11.91%       17.93%      13.13%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $167,595     $209,747     $198,603     $133,827     $93,158
   Ratio of Expenses to Average Net Assets.............        .60%         .58%         .59%         .61%        .63%
   Ratio of Net Investment Income to Average Net Assets       2.74%        3.36%        3.37%        3.26%       3.45%
   Portfolio Turnover Rate.............................       62.6%        21.7%        24.2%        69.7%       22.6%

BOND ACCOUNT                                                   2000         1999         1998         1997        1996
------------                                                   ---- --------------------------------------        ----
Net Asset Value, Beginning of Period...................      $10.89       $12.02       $11.78       $11.33      $11.73
Income from Investment Operations:
   Net Investment Income...............................         .85          .81          .66          .76         .68
   Net Realized and Unrealized Gain (Loss) on Investments       .04       (1.12)          .25         .44        (.40)
                       Total from Investment Operations         .89        (.31)          .91         1.20         .28
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --         (.82)        (.66)        (.75)       (.68)
   Excess Distributions from Capital Gains(a)..........         --          --          (.01)        --            --
                      Total Dividends and Distributions         --         (.82)        (.67)        (.75)       (.68)
Net Asset Value, End of Period.........                      $11.78       $10.89       $12.02       $11.78      $11.33
Total Return...........................................       8.17%      (2.59)%        7.69%       10.60%       2.36%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $116,216     $125,067     $121,973      $81,921     $63,387
   Ratio of Expenses to Average Net Assets.............        .51%         .50%         .51%         .52%        .53%
   Ratio of Net Investment Income to Average Net Assets       7.47%        6.78%        6.41%        6.85%       7.00%
   Portfolio Turnover Rate.............................       81.5%        40.1%        26.7%         7.3%        1.7%

CAPITAL VALUE ACCOUNT                                          2000         1999         1998         1997        1996
Net Asset Value, Beginning of Period                         $30.74       $37.19       $34.61       $29.84      $27.80
Income from Investment Operations:
   Net Investment Income...............................         .50          .78          .71          .68         .57
   Net Realized and Unrealized Gain (Loss) on Investments       .13       (2.41)         3.94        7.52         5.82
                       Total from Investment Operations         .63       (1.63)         4.65         8.20        6.39
Less Dividends and Distributions:
   Dividends from Net Investment Income                       (.50)        (.80)        (.71)        (.67)       (.58)
   Distributions from Capital Gains....................       (.15)       (3.13)       (1.36)       (2.76)      (3.77)
   Excess Distributions from Capital Gains(a)..........         --         (.89)         --            --          --
                      Total Dividends and Distributions       (.65)       (4.82)       (2.07)       (3.43)      (4.35)
Net Asset Value, End of Period.........................      $30.72       $30.74       $37.19       $34.61      $29.84
Total Return...........................................       2.16%      (4.29)%       13.58%       28.53%      23.50%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $283,325     $367,927     $385,724     $285,231    $205,019
   Ratio of Expenses to Average Net Assets.............        .60%         .43%         .44%         .47%        .49%
   Ratio of Net Investment Income to Average Net Assets       1.54%        2.05%        2.07%        2.13%       2.06%
   Portfolio Turnover Rate.............................      141.8%        43.4%        22.0%        23.4%       48.5%

EQUITY GROWTH ACCOUNT(b)                                       2000         1999         1998         1997        1996
---------------------                                          -------------------------------------------        ----
Net Asset Value, Beginning of Period                         $23.89       $18.33       $16.30       $14.52      $12.94
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         .02        (.01)          .04          .04         .11
   Net Realized and Unrealized Gain (Loss) on Investments    (2.73)         7.17         2.99         4.26        3.38
                       Total from Investment Operations      (2.71)         7.16         3.03         4.30        3.49
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           --         (.04)        (.04)       (.11)
   Distributions from Capital Gains....................       (.81)       (1.60)        (.96)       (2.48)      (1.80)
                      Total Dividends and Distributions       (.81)       (1.60)       (1.00)       (2.52)      (1.91)
Net Asset Value, End of Period.........................      $20.37       $23.89       $18.33       $16.30      $14.52
Total Return...........................................    (11.71)%       39.50%       18.95%       30.86%      28.05%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $383,139     $379,062     $224,058     $149,182     $90,106
   Ratio of Expenses to Average Net Assets.............        .73%         .77%         .78%         .82%        .85%
Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................        .08%       (.08)%         .22%         .29%       1.05%
Portfolio Turnover Rate................................       69.1%        89.6%       155.6%       172.6%      166.9%

GOVERNMENT SECURITIES ACCOUNT                                  2000         1999         1998         1997        1996
Net Asset Value, Beginning of Period                         $10.26       $11.01       $10.72       $10.31      $10.55
Income from Investment Operations:
   Net Investment Income...............................         .69          .71          .60          .66         .59
   Net Realized and Unrealized Gain (Loss) on Investment        .48        (.74)          .28         .41        (.24)
                       Total from Investment Operations        1.17        (.03)          .88         1.07         .35
Less Dividends from Net Investment Income..............     --             (.72)        (.59)        (.66)       (.59)
Net Asset Value, End of Period.........................      $11.43       $10.26       $11.01       $10.72      $10.31
Total Return...........................................      11.40%       (.29)%        8.27%       10.39%       3.35%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $127,038     $137,787     $141,317      $94,322     $85,100
   Ratio of Expenses to Average Net Assets.............        .51%         .50%         .50%         .52%        .52%
   Ratio of Net Investment Income to Average Net Assets       6.33%        6.16%        6.15%        6.37%       6.46%
   Portfolio Turnover Rate.............................        4.3%        19.7%        11.0%         9.0%        8.4%

GROWTH ACCOUNT                                                 2000         1999         1998         1997        1996
--------------                                                 ---- --------------------------------------        ----
Net Asset Value, Beginning of Period...................      $23.56       $20.46       $17.21       $13.79      $12.43
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............       (.02)          .14          .21          .18         .16
   Net Realized and Unrealized Gain (Loss) on Investments    (2.29)         3.20         3.45         3.53        1.39
                       Total from Investment Operations      (2.31)         3.34         3.66         3.71        1.55
Less Dividends and Distributions:
   Dividends from Net Investment Income................          --        (.14)        (.21)        (.18)       (.16)
   Distributions from Capital Gains....................      (4.42)        (.10)        (.20)        (.10)       (.03)
   Excess Distributions from Capital Gains(a)..........       (.40)          --           --         (.01)         --
                      Total Dividends and Distributions      (4.82)        (.24)        (.41)        (.29)       (.19)
Net Asset Value, End of Period.........................      $16.43       $23.56       $20.46       $17.21      $13.79
Total Return..........................................     (10.15)%       16.44%       21.36%       26.96%      12.51%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $294,762     $345,882     $259,828     $168,160     $99,612
   Ratio of Expenses to Average Net Assets.............        .60%         .45%         .48%         .50%        .52%
Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (.13)%         .67%        1.25%        1.34%       1.61%
Portfolio Turnover Rate................................       83.5%        65.7%         9.0%        15.4%        2.0%

INTERNATIONAL ACCOUNT                                          2000         1999         1998         1997        1996
---------------------                                          ---- --------------------------------------        ----
Net Asset Value, Beginning of Period...................      $15.95       $14.51       $13.90       $13.02      $10.72
Income from Investment Operations:
   Net Investment Income...............................         .10          .48          .26          .23         .22
   Net Realized and Unrealized Gain (Loss) on Investments    (1.48)         3.14         1.11         1.35        2.46
                       Total from Investment Operations      (1.38)         3.62         1.37         1.58        2.68
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.08)        (.47)        (.25)        (.23)       (.22)
   Distributions from Capital Gains....................       (.35)       (1.46)        (.51)        (.47)       (.16)
   Excess Distributions from Capital Gains(a)..........       (.24)        (.25)         --           --           --
                      Total Dividends and Distributions       (.67)       (2.18)        (.76)        (.70)       (.38)
Net Asset Value, End of Period.........................      $13.90       $15.95       $14.51       $13.90      $13.02
Total Return...........................................     (8.34)%       25.93%        9.98%       12.24%      25.09%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $190,440     $197,235     $153,588     $125,289     $71,682
   Ratio of Expenses to Average Net Assets.............        .90%         .78%         .77%         .87%        .90%
   Ratio of Net Investment Income to Average Net Assets        .81%        3.11%        1.80%        1.92%       2.28%
   Portfolio Turnover Rate.............................       99.9%        65.5%        33.9%        22.7%       12.5%

INTERNATIONAL EMERGING MARKETS ACCOUNT                         2000(c)
--------------------------------------                         ----
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income(d) ...........................         .02
   Net Realized and Unrealized (Loss) on Investments...       (.63)
                       Total from Investment Operations       (.61)
Less Dividends from Net Investment Income..............       (.02)
Net Asset Value, End of Period.........................       $9.37
Total Return...........................................     (6.14)%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $4,883
   Ratio of Expenses to Average Net Assets(d)..........       1.34%(f)
   Ratio of Net Investment Income to
     Average Net Assets................................       1.06%(f)
   Portfolio Turnover Rate.............................       44.0%(f)

INTERNATIONAL SMALLCAP ACCOUNT                                 2000         1999         1998(g)
------------------------------                                 ---- -------------------------
Net Asset Value, Beginning of Period...................      $16.66        $9.00        $9.97
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............       (.04)        (.02)          .01
   Net Realized and Unrealized Gain (Loss) on Investments    (1.89)         8.41        (.95)
                       Total from Investment Operations      (1.93)         8.39        (.94)
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           --         (.03)
   Distributions from Capital Gains....................       (.72)        (.25)         --
   Excess Distributions from Capital Gains(a)..........       (.14)          --          --
                      Total Dividends and Distribtuions       (.86)        (.25)        (.03)
Net Asset Value, End of Period.........................      $13.87       $16.66        $9.00
Total Return...........................................    (11.50)%       93.81%      (10.37)%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $50,023      $40,040      $13,075
   Ratio of Expenses to Average Net Assets.............       1.44%        1.32%        1.34%(f)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.26)%       (.28)%         .24%(f)
   Portfolio Turnover Rate.............................      292.7%       241.2%        60.3%(f)

LARGECAP GROWTH ACCOUNT                                        2000         1999(h)
-----------------------                                        ---- ------------
Net Asset Value, Beginning of Period...................      $13.26        $9.93
Income from Investment Operations:
   Net Investment Income (Operating Loss)(d)...........       (.08)        (.03)
   Net Realized and Unrealized Gain (Loss) on Investments    (1.51)         3.36
                       Total from Investment Operations      (1.59)         3.33
Net Asset Value, End of Period.........................      $11.67       $13.26
Total Return...........................................    (11.99)%       32.47%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $7,399       $7,045
   Ratio of Expenses to Average Net Assets(d)..........       1.20%        1.16%(f)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.66)%       (.47)%(f)
   Portfolio Turnover Rate.............................       24.3%        39.6%(f)

LARGECAP GROWTH EQUITY ACCOUNT                                 2000(c)
------------------------------                                 ----
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Realized and Unrealized Gain (Loss) on Investments    (2.22)
                       Total from Investment Operations      (2.22)
Net Asset Value, End of Period.........................       $7.78
Total Return...........................................    (22.20)%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $4,233
   Ratio of Expenses to Average Net Assets(d)..........       1.04%(f)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.22)%(f)
   Portfolio Turnover Rate.............................      217.6  %(f)

LARGECAP STOCK INDEX ACCOUNT(i)                                2000         1999(h)
----------------------------                                   ----         ----
Net Asset Value, Beginning of Period...................      $10.71        $9.83
Income from Investment Operations:
   Net Investment Income(d)............................         .10          .06
   Net Realized and Unrealized Gain (Loss) on Investments    (1.14)          .97
                       Total from Investment Operations      (1.04)         1.03
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.10)        (.07)
   Distributions from Capital Gains....................       (.01)        (.08)
   Excess Distributions from Capital Gains(a)..........       (.04)          --
                      Total Dividends and Distributions       (.15)        (.15)
Net Asset Value, End of Period.........................       $9.52       $10.71
Total Return...........................................     (9.67)%        8.93%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $59,626      $46,088
   Ratio of Expenses to Average Net Assets(d)..........        .40%         .40%(f)
   Ratio of Net Investment Income to Average Net Assets       1.01%        1.41%(f)
   Portfolio Turnover Rate.............................       11.0%         3.8%(f)

MICROCAP ACCOUNT                                               2000         1999         1998(g)
----------------                                               ---- -------------------------
Net Asset Value, Beginning of Period...................       $8.07        $8.17       $10.04
Income from Investment Operations:
   Net Investment Income(d)............................         .04          .02          .03
   Net Realized and Unrealized Gain (Loss) on Investments       .93        (.11)       (1.86)
                       Total from Investment Operations         .97        (.09)       (1.83)
Less Dividends from Net Investment Income..............       (.04)        (.01)        (.04)
Net Asset Value, End of Period.........................       $9.00        $8.07        $8.17
Total Return                                                 12.13%      (1.07)%     (18.42)%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $10,397       $6,418       $5,384
   Ratio of Expenses to Average Net Assets(d)..........       1.06%        1.06%        1.38%(f)
   Ratio of Net Investment Income to Average Net Assets       0.59%        0.22%        0.57%(f)
   Portfolio Turnover Rate.............................      178.8%        88.9%        55.3%(f)

MIDCAP ACCOUNT                                                 2000         1999         1998         1997        1996
--------------                                                 ---- --------------------------------------        ----
Net Asset Value, Beginning of Period...................      $36.90       $34.37       $35.47       $29.74      $25.33
Income from Investment Operations:
   Net Investment Income...............................         .10          .12          .22          .24         .22
   Net Realized and Unrealized Gain on Investments.....        4.76         4.20          .94         6.48        5.07
                       Total from Investment Operations        4.86         4.32         1.16         6.72        5.29
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.10)        (.12)        (.22)        (.23)       (.22)
   Distributions from Capital Gains....................      (7.19)       (1.67)       (2.04)        (.76)       (.66)
                      Total Dividends and Distributions      (7.29)       (1.79)       (2.26)        (.99)       (.88)
Net Asset Value, End of Period.........................      $34.47       $36.90       $34.37       $35.47      $29.74
Total Return...........................................      14.59%       13.04%        3.69%       22.75%      21.11%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $286,681     $262,350     $259,470     $224,630    $137,161
   Ratio of Expenses to Average Net Assets.............        .62%         .61%         .62%         .64%        .66%
Ratio of Net Investment Income to Average Net Assets...        .28%         .32%         .63%         .79%       1.07%
   Portfolio Turnover Rate.............................      139.6%        79.6%        26.9%         7.8%        8.8%

MIDCAP GROWTH ACCOUNT                                          2000         1999         1998(g)
---------------------                                          ---- -------------------------
Net Asset Value, Beginning of Period...................      $10.66        $9.65        $9.94
Income from Investment Operations:
   Net Investment Income (Operating Loss)(d)...........         .02          .02        (.01)
   Net Realized and Unrealized Gain (Loss) on Investments       .77         1.01        (.28)
                       Total from Investment Operations         .79         1.03        (.29)
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.02)        (.02)         --
   Distributions from Capital Gains....................       (.97)          --          --
                      Total Dividends and Distributions       (.99)        (.02)         --
Net Asset Value, End of Period.........................      $10.46       $10.66        $9.65
Total Return...........................................       8.10%       10.67%      (3.40)%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $25,924      $14,264       $8,534
   Ratio of Expenses to Average Net Assets(d)..........        .96%         .96%        1.27%(f)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................        .27%         .26%       (.14)%(f)
   Portfolio Turnover Rate.............................      161.9%        74.1%        91.9%(f)

MIDCAP GROWTH EQUITY ACCOUNT                                   2000(c)
----------------------------                                   ----
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Realized and Unrealized Gain (Loss) on Investments    (1.87)
                       Total from Investment Operations      (1.87)
Net Asset Value, End of Period.........................       $8.13
Total Return...........................................     (18.70)%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $5,031
   Ratio of Expenses to Average Net Assets(d)..........        1.09%(f)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................       (.31)%(f)
   Portfolio Turnover Rate.............................       246.9%(f)

MIDCAP VALUE ACCOUNT                                           2000         1999(h)
--------------------                                           ----      ------------
Net Asset Value, Beginning of Period...................      $11.11       $10.09
Income from Investment Operations:
   Net Investment Income(d)............................         --           .02
   Net Realized and Unrealized Gain on Investments.....        3.12         1.24
                       Total from Investment Operations        3.12         1.26
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --         (.02)
   Distributions from Capital Gains....................      (1.66)        (.22)
                      Total Dividends and Distributions      (1.66)        (.24)
Net Asset Value, End of Period.........................      $12.57       $11.11
Total Return...........................................      31.03%       10.24%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $7,739       $5,756
   Ratio of Expenses to Average Net Assets(d)..........       1.20%        1.19%(f)
   Ratio of Net Investment Income to Average Net Assets        .02%         .30%(f)
   Portfolio Turnover Rate.............................      233.2%       154.0%(f)

MONEY MARKET ACCOUNT                                           2000         1999         1998         1997        1996
Net Asset Value, Beginning of Period                         $1.000       $1.000       $1.000       $1.000      $1.000
Income from Investment Operations:
   Net Investment Income...............................        .059         .048         .051         .051        .049
Less Dividends from Net Investment Income..............      (.059)       (.048)       (.051)       (.051)      (.049)
Net Asset Value, End of Period.........................      $1.000       $1.000       $1.000       $1.000      $1.000

Total Return...........................................       6.07%        4.84%        5.20%        5.04%       5.07%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $114,710     $120,924      $83,263      $47,315     $46,244
Ratio of Expenses to Average Net Assets................       0.52%         .52%         .52%         .55%        .56%
Ratio of Net Investment Income to Average Net Assets...       5.88%        4.79%        5.06%        5.12%       5.00%

REAL ESTATE ACCOUNT                                            2000         1999         1998(g)
-------------------                                            ---- -------------------------
Net Asset Value, Beginning of Period...................       $8.20        $9.07       $10.01
Income from Investment Operations:
   Net Investment Income...............................         .44          .43          .32
   Net Realized and Unrealized Gain (Loss) on Investments      2.09        (.85)        (.97)
                       Total from Investment Operations        2.53        (.42)        (.65)
Less Dividends from Net Investment Income..............       (.44)        (.45)        (.29)
Net Asset Value, End of Period.........................      $10.29        $8.20        $9.07
Total Return...........................................      30.97%      (4.48)%      (6.56)%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $17,261      $10,560      $10,909
   Ratio of Expenses to Average Net Assets.............        .99%         .99%        1.00%(f)
   Ratio of Net Investment Income to Average Net Assets       5.29%        4.92%        5.40%(f)
   Portfolio Turnover Rate.............................       44.7%       101.9%         5.6%(f)

SMALLCAP ACCOUNT                                               2000         1999         1998(g)
----------------                                               ---- -------------------------
Net Asset Value, Beginning of Period...................      $10.74        $8.21       $10.27
Income from Investment Operations:
   Net Investment Income...............................         .03         --          --
   Net Realized and Unrealized Gain (Loss) on Investments    (1.24)         3.52       (2.06)
                       Total from Investment Operations      (1.21)         3.52       (2.06)
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.02)          --          --
   Distributions from Capital Gains....................      (1.53)        (.99)         --
   Excess Distributions from Capital Gains(a)..........       (.15)          --          --
                      Total Dividends and Distributions      (1.70)        (.99)         --
Net Asset Value, End of Period.........................       $7.83       $10.74        $8.21
Total Return...........................................    (11.73)%       43.58%     (20.51)%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $30,006      $26,110      $12,094
   Ratio of Expenses to Average Net Assets.............        .90%         .91%         .98%(f)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................        .28%         .05%       (.05)%(f)
   Portfolio Turnover Rate.............................      135.4%       111.1%        45.2%(f)

SMALLCAP GROWTH ACCOUNT                                        2000         1999         1998(g)
-----------------------                                        ---- -------------------------
Net Asset Value, Beginning of Period...................      $19.56       $10.10        $9.84
Income from Investment Operations:
   Net Investment Income (Operating Loss)(d)...........       (.08)        (.05)        (.04)
   Net Realized and Unrealized Gain on Investments.....      (2.67)         9.70          .30
                       Total from Investment Operations      (2.75)         9.65          .26
Less Dividends and Distributions:
   Distributions from Capital Gains....................       (.98)        (.19)         --
   Excess Distributions from Capital Gains(a)..........       (.24)          --          --
                      Total Dividends and Distributions      (1.22)        (.19)         --
Net Asset Value, End of Period.........................      $15.59       $19.56       $10.10
Total Return...........................................    (13.91)%       95.69%        2.96%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $68,421      $39,675       $8,463
   Ratio of Expenses to Average Net Assets(d)..........       1.02%        1.05%        1.31%(f)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.49)%       (.61)%       (.80)%(f)
   Portfolio Turnover Rate.............................       90.8%        98.0%       166.5%(f)

SMALLCAP VALUE ACCOUNT                                         2000         1999         1998(g)
----------------------                                         ---- -------------------------
Net Asset Value, Beginning of Period...................      $10.06        $8.34        $9.84
Income from Investment Operations:
   Net Investment Income(d)............................         .13          .06          .03
   Net Realized and Unrealized Gain (Loss) on Investments      2.17         1.72       (1.50)
                       Total from Investment Operations        2.30         1.78       (1.47)
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.12)        (.06)        (.03)
   Dividends from Capital Gains........................       (.89)          --          --
   Excess Distributions from Capital Gains(a)..........       (.09)          --          --
                      Total Dividends and Distributions      (1.10)        (.06)        (.03)
Net Asset Value, End of Period.........................      $11.26       $10.06        $8.34
Total Return...........................................      23.87%       21.45%     (15.06)%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $17,358      $11,080       $6,895
   Ratio of Expenses to Average Net Assets(d)..........       1.16%        1.16%        1.56%(f)
   Ratio of Net Investment Income to Average Net Assets       1.31%         .82%         .73%(f)
   Portfolio Turnover Rate.............................      133.0%        89.7%        53.4%(f)

UTILITIES ACCOUNT                                              2000         1999         1998(g)
-----------------                                              ---- -------------------------
Net Asset Value, Beginning of Period...................      $10.90       $10.93        $9.61
Income from Investment Operations:
   Net Investment Income...............................         .24          .23          .15
   Net Realized and Unrealized Gain on Investments.....        1.81          .02         1.35
                       Total from Investment Operations        2.05          .25         1.50
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.24)        (.23)        (.18)
   Distributions from Capital Gains....................       (.24)        (.05)         --
   Excess Distributions from Capital Gains(a)..........       (.04)          --          --
                      Total Dividends and Distributions       (.52)        (.28)        (.18)
Net Asset Value, End of Period.........................      $12.43       $10.90       $10.93
Total Return...........................................      19.18%        2.29%       15.36%(e)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $43,725      $30,684      $18,298
   Ratio of Expenses to Average Net Assets.............        .63%         .64%         .69%(f)
   Ratio of Net Investment Income to Average Net Assets       2.32%        2.52%        2.93%(f)
   Portfolio Turnover Rate.............................      146.7%        23.0%         9.5%(f)

See accompanying notes.

Notes to Financial Highlights

(a)Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

(b)Effective May 1, 2001, the Aggressive Growth Accounts name was changed to Equity Growth Account.

(c)Period from October 24, 2000, date shares first offered to the public, through December 31, 2000.

(d)Without the Managers voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following accounts would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                                                  Per Share        Ratio of Expenses
                                        Periods Ended           Net Investment       to Average Net     Amount
Account                                  December 31             Income (Loss)          Assets          Waived

International Emerging Markets Account  2000                        $.01                 1.65%          $2,828

LargeCap Growth Account                 2000                       (.09)                 1.25            3,916
                                        1999                       (.04)                 1.23            2,261

LargeCap Growth Equity Account          2000                       (.01)                 1.35            2,366

LargeCap Stock Index Account            2000                         .05                  .46           35,453
                                        1999                         .05                  .49           15,231

MicroCap Account                        2000                         .03                 1.20           11,727
                                        1999                       (.01)                 1.28           13,239

MidCap Growth Account                   2000                         .02                 1.01           10,399
                                        1999                         .01                 1.09           14,359

MidCap Growth Equity Account            2000                                             1.34            2,120

MidCap Value Account                    2000                                             1.29            5,699
                                        1999                         .01                 1.26            2,360

SmallCap Growth Account                 1999                       (.05)                 1.07            3,049

SmallCap Value Account                  2000                         .11                 1.34           23,858
                                        1999                         .04                 1.44           23,900

(e)Total return amounts have not been annualized.

(f)Computed on an annualized basis.

(g)Period from May 1, 1998, date shares first offered to the public, through December 31, 1998. Per share net investment income and realized and unrealized gains (losses) for the period from the initial purchase of shares through April 30, 1998, were recognized as follows, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. This represents activities of each account prior to the initial public offering.

                                           Date                 Net             Per Share Realized
                                         Operations          Investment          and Unrealized
Account                                  Commenced             Income             Gains (Losses)

International SmallCap Account          April 16, 1998          $.02                 $(.05)
MicroCap Account                        April 9, 1998            .01                   .03
MidCap Growth  Account                  April 23, 1998           .01                  (.07)
Real Estate Account                     April 23, 1998           .01                    --
SmallCap  Account                       April 9, 1998             --                   .27
SmallCap Growth  Account                April 2, 1998             --                  (.16)
SmallCap Value Account                  April 16, 1998           .01                  (.17)
Utilities Account                       April 2,1998             .04                  (.43)

(h)Period from May 1, 1999, date shares first offered to the public, through December 31, 1999. Per share net investment income and realized and unrealized gains (losses) for the period from the initial purchase of shares through April 30, 1999, were recognized as follows, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. This represents activities of each account prior to the initial public offering.

                                        Date            Net             Per Share Realized
                                     Operations      Investment          and Unrealized
Account                              Commenced        Income              Gains (Losses)

LargeCap Growth  Account        April 15, 1999          $--                     $(.07)
LargeCap Stock Index Account    April 22, 1999          .01                      (.18)
MidCap Value Account            April 22, 1999           --                       .09

(i)Effective October 24, 2000 the Stock Index 500 Accounts name changed to LargeCap Stock Index Account.

Additional Information about the Fund is available in the Statement of Additional Information, dated May 1, 2001, which is part of this prospectus. Information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-451-5447.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.



           Principal Variable Contracts Fund, Inc. SEC File 811-01944



                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.





                              ACCOUNTS OF THE FUND



Asset Allocation Account                    LargeCap Stock Index Account
Balanced Account                            (previously Stock Index 500 Account)
Blue Chip Account                           MicroCap Account
Bond Account                                MidCap Account
Capital Value Account                       MidCap Growth Account
Equity Growth Account                       MidCap Growth Equity Account
  (previously Aggressive Growth Account)    MidCap Value Account
Government Securities Account               Money Market Account
Growth Account                              Real Estate Account
International Account                       SmallCap Account
International Emerging Markets Account      SmallCap Growth Account
International SmallCap Account              SmallCap Value Account
LargeCap Growth Account                     Utilities Account
LargeCap Growth Equity Account








This Prospectus describes a mutual fund organized by Principal Life Insurance Company. The Fund provides a choice of investment objectives through the accounts listed above.




                  The date of this Prospectus is May 1, 2001.





   Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS  .................................................   4
     Asset Allocation Account..........................................   6
     Balanced Account..................................................   8
     Blue Chip Account.................................................
     Bond Account......................................................  10
     Capital Value Account.............................................  12
     Equity Growth Account.............................................  14
     Government Securities Account.....................................  16
     Growth Account....................................................  18
     International Account.............................................  20
     International Emerging Markets Account............................  22
     International SmallCap Account....................................  24
     LargeCap Growth Account...........................................  26
     LargeCap Growth Equity Account....................................  28
     LargeCap Stock Index Account......................................  30
     MicroCap Account..................................................  32
     MidCap Account....................................................  34
     MidCap Growth Account.............................................  38
     MidCap Growth Equity Account......................................  40
     MidCap Value Account..............................................  36
     Money Market Account..............................................  42
     Real Estate Account...............................................  44
     SmallCap Account..................................................  46
     SmallCap Growth Account...........................................  48
     SmallCap Value Account............................................  50
     Utilities Account.................................................  52

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS........................  54
PRICING OF ACCOUNT SHARES..............................................  57

DIVIDENDS AND DISTRIBUTIONS............................................  57

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE.........................  58
     The Manager.......................................................  58
     The Sub-Advisors..................................................  58
     Duties of the Manager and Sub-Advisor.............................  60

MANAGERS' COMMENTS.....................................................  61

GENERAL INFORMATION ABOUT AN ACCOUNT...................................  75
     Eligible Purchasers...............................................  75
     Shareholders Rights...............................................  75
     Non-Cumulative Voting.............................................  75
     Purchase of Account Shares........................................  76
     Sale of Account Shares............................................  76
     Restricted Transfers..............................................  76
     Financial Statements..............................................  76

FINANCIAL HIGHLIGHTS...................................................  77
     Notes to Financial Highlights.....................................  85

ACCOUNT DESCRIPTIONS
The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the Manager of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.

                    Sub-Advisor                                                                 Account
                    -----------                                                                 -------
   Berger LLC ("Berger")                                               SmallCap Growth
   Dreyfus Corporation ("Dreyfus")                                     MidCap Growth
   Duncan-Hurst Capital Management Inc. ("Duncan-Hurst")               LargeCap Growth Equity
   Goldman Sachs Asset Management ("GSAM")                             MicroCap
   Invista Capital Management, LLC* ("Invista")                        Balanced (equity securities portion), Blue Chip,
                                                                       Capital Value, Growth, International, International
                                                                       Emerging Markets, International SmallCap, LargeCap
                                                                       Stock Index, MidCap, SmallCap and Utilities
   Janus Capital Corporation ("Janus")                                 LargeCap Growth
   J.P. Morgan Investment Management Inc. ("Morgan")                   SmallCap Value
   Morgan Stanley Asset Management ("Morgan Stanley")                  Asset Allocation and Equity Growth
   Neuberger Berman Management Inc.
     ("Neuberger Berman")                                              MidCap Value
   Principal Capital Income Investors, LLC* ("PCII")                   Balanced (fixed-income securities portion) and
                                                                       Government Securities
   Turner Investment Partners, Inc. ("Turner")                         MidCap Growth Equity

   * Principal Management Corporation, Invista and PCII are members of the Principal Financial Group.

In the description for each Account, you will find important information about the Account's:

Primary investment strategy
This section summarizes how the Account intends to achieve its investment objective. It identifies the Account's primary investment strategy (including the type or types of securities in which the Account primarily invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.

Annual operating expenses
The annual operating expenses for each Account are deducted from Account assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year (estimates of expenses are shown for Accounts which have not completed a fiscal year of operation). The example is intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The example assumes you invest $10,000 in an Account for the time periods indicated. The example also assumes that your investment has a 5% total return each year and that the Account's operating expenses are the same as the most recent fiscal year expenses (or estimated expenses for the new Accounts). Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.



Account Performance
As  certain  Accounts  have  been  operating  for a limited  period of time,  no historical information is available for those Accounts. If historical information is available, the Account's description includes a set of tables and a bar chart.

The bar chart is included to provide you with an indication of the risks involved when you invest. The chart shows changes in the Account's performance from year to year.

One of the tables compares the Account's average annual returns with:
o a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
o an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistic services.

The other table provides the highest and lowest quarterly rate of return for the Account's shares over the same period of time used in the bar chart.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Money Market Account.

NOTE: Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the FDIC or any other government agency.

           No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations from unauthorized parties may not be relied upon as having been made by an Account, the Fund, the Manager or any Sub-Advisor.

GROWTH-ORIENTED ACCOUNT

Asset Allocation Account
The Account seeks to generate a total investment return consistent with preservation of capital.

Main Strategies
The Account uses a flexible investment policy to establish a diversified global portfolio that will invest in equities and fixed income securities. The Sub-Advisor, Morgan Stanley, will invest in equity securities of domestic and foreign corporations that appear to be undervalued relative to their earnings results or potential, or whose earnings growth prospects appear to be more attractive than the economy as a whole. In addition, Morgan Stanley will invest in debt securities to provide income and to moderate the overall portfolio risk. Typically, Morgan Stanley will invest in high quality fixed-income securities but may invest up to 20% of the Account's assets in high yield securities.

The securities which the Account purchases are identified as belonging to an asset class which include:
o stocks of growth-oriented companies (companies with earnings that are expected to grow more rapidly than the economy as a whole), both foreign and domestic;
o stocks of value-oriented companies (companies with distinctly below average stock price to earnings ratios and stock price to book value ratios, and higher than average dividend yields), both foreign and domestic;
o    domestic real estate investment trusts;
o    fixed income securities, both foreign and domestic; and
o    domestic high yield fixed-income securities.


The Account may invest up to 100% of its assets in foreign securities.


Morgan Stanley does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
o    25% to 75% in equity securities;
o    20% to 60% in debt securities; and
o    0% to 40% in money market instruments.
The allocation is based on Morgan Stanley's judgement as to the general market and economic conditions, trends and investment yields, interest rates, and changes in fiscal or monetary policies.

Main Risks
As with any security, the securities in which the Account invests have associated risks. These include risks of:
o High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.
o Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.
o Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. Morgan Stanley reallocates among asset classes and eliminates asset classes for a period of time, when in it's judgment the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt shifts among asset classes will not occur.

The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. The value of debt securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Money market instruments held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.

Investor Profile
The Account is generally a suitable investment if you are seeking a moderate risk approach towards long-term growth. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.



Annual Total Returns

1995    20.66
1996    12.92
1997    18.19
1998    9.18
1999    19.49
2000    1.61

The year-to-date return as of March 31, 2001 is -6.04%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

     Highest    11.48% (12/31/1999)
     Lowest     -8.16% (9/30/1998)




      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five   Since
        Account            Year     Years  Inception*

     Asset Allocation      1.61%   12.09%    12.30%

                                             Past OnePast FivePast Ten
                                               Year    Years    Years

S&P 500 Index                                 -9.11%   18.31%   17.44%
Lehman Brothers Aggregate Bond Index          11.63     6.45     7.95
Lipper Flexible Portfolio Fund Average         0.29    11.70    12.85
Morningstar Domestic Hybrid Category Average   2.06    10.90    11.82


* Period from June 1, 1994, date shares first offered to the public, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

    1 Year         3 Years         5 Years       10 Years
   ------------------------------------------------------
      $86            $268           $466          $1,037


                           Account Operating Expenses

     Management Fees....................   0.80%
     Other Expenses.....................   0.04

        Total Account Operating Expenses   0.84%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

Balanced Account
The Account seeks to generate a total return consisting of current income and capital appreciation.

Main Strategies
The Account invests primarily in common stocks and fixed-income securities. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.


Invista serves as Sub-Advisor for the portion of the Fund's portfolio that is invested in equity securities. In making its selection Invista looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Fund may invest up to 10% of its assets in securities of foreign companies.


PCII serves as Sub-Advisor for the portion of the Fund's portfolio that is invested in fixed-income securities. Fixed-income securities are purchased to generate income and for capital appreciation purposes when PCII thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Fund may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Main Risks
The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors.

Bond values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Because the Account invests in both stocks and bonds, it may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. As with all mutual funds, as the value of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth but are uncomfortable accepting the risks of investing entirely in common stocks.

Account  Performance  Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


Annual Total Returns

1991    34.36
1992    12.80
1993    11.06
1994    -2.09
1995    24.58
1996    13.13
1997    17.93
1998    11.91
1999    2.40
2000    0.13


The year-to-date return as of March 31, 2001 is -7.91%.

The account's highest/lowest quarterly results during the time period covered by the chart were:

      Highest    12.62% (3/31/1991)
      Lowest     -6.45% (9/30/1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
       Account             Year     Years    Years

     Balanced              0.13%    8.89%   12.13%

                                               Past One Past FivePast Ten
                                                 Year     Years   Years

S&P 500 Index                                    -9.11%  18.31%   17.44%
Lehman Brothers Government/Corporate
  Bond Index                                     11.85    6.23     8.00
Lehman Brothers Aggregate Bond Index             11.63    6.45     7.95
Lipper Balanced Fund Average                      1.52   11.52    12.28
Morningstar Domestic Hybrid Category Average      2.06   10.90    11.82


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
    -------------------------------------------------------
        $61            $192           $335            $750

                           Account Operating Expenses

       Management Fees................   0.58%
       Other Expenses.................   0.02

     Total Account Operating Expenses    0.60%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

Blue Chip Account
The Account seeks to achieve growth of capital and growth of income.

Main Strategies
The Account invests primarily in common stocks of well-capitalized, established companies. The Sub-Advisor, Invista, selects the companies it believes to have the potential for growth of capital, earnings and dividends. Under normal market conditions, the Account invests at least 65% (and may invest up to 100%) of its assets in blue chip companies. Blue chip companies are easily identified by:
     o    size (market capitalization of at least $1 billion)
     o    good industry position
     o    established history of earnings and dividends
     o    superior management structure
     o    easy access to credit
In addition, the large market of publicly held shares for these companies and their generally high trading volume results in a relatively high degree of liquidity for these stocks.


Invista uses a bottom-up approach in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return. Up to 20% of Account assets may be invested in foreign securities.

Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sectors (companies with similar characteristics) and security weightings as its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries from the benchmark weightings.

Invista may invest up to 35% of Account assets in equity securities, other than common stocks, issued by blue chip companies and in equity securities of companies that do not fit the blue chip definition. It may also invest up to 5% of Account assets in securities of unseasoned issuers.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, they may also involve greater risk than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual Accounts, as the value of the Account's assets rise and fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks but
prefer  investing  in  larger,   established   companies.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


Annual Total Returns

2000    -10.69


The year-to-date return as of March 31, 2001 is -13.99%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

      Highest    -0.30% (6/30/2000)
      Lowest     -7.11% (12/31/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One   Since
       Account             Year    Inception*

     Blue Chip           -10.69%    -5.93%

                                               Past OnePast FivePast Ten
                                                 Year    Years    Years

  S&P 500 Index                                 -9.11%   18.31%   17.44%
  Russell 1000 Index                            -7.80    18.14    17.66
  Lipper Large-Cap Value Fund Average            1.32    15.74    15.81
  Morningstar Large Blend Category Average      -6.97    15.96    15.66

     * Period from May 1, 1999, date shares first offered to the public, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

    1 Year         3 Years         5 Years       10 Years
 --------------------------------------------------------
      $80            $250           $435            $975



                           Account Operating Expenses


       Management Fees................   0.60%
       Other Expenses.................   0.18

       Total Account Operating Expenses  0.78%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

INCOME-ORIENTED ACCOUNT

Bond Account
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Main Strategies
The Account invests in fixed-income securities. Generally, the Account invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Account to the possibility of changes in the values of its securities as interest rates change. When interest rates fall, the price per share rises, and when rates rise, the price per share declines.

Under normal circumstances, the Account invests at least 65% of its assets in:
o    debt securities and taxable municipal bonds;
     o rated, at purchase, in one of the top four categories by S&P or Moody's, or
     o if not rated, in the opinion of the Manager, are of comparable quality.
o similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and
o    securities issued or guaranteed by the U.S. Government or its agencies.


The Fund may invest up to 20% of its assets in securities of foreign issuers.


The rest of the Account's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or nonconvertible including:
o    domestic and foreign debt securities;
o    preferred and common stock;
o    foreign government securities; and
o securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's). Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


During the fiscal year ended December 31, 2000, the average ratings of the Account's assets based on market value at each month-end, were as follows (all ratings are by Moody's):
           4.52% in securities rated Aa
          18.40% in securities rated A
          60.41% in securities rated Baa
          15.05% in securities rated Ba
           1.62% in securities rated B


Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents. When doing so, the Account is not investing to achieve its investment objectives.

Main Risks
When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of the securities held by the Account may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking monthly dividends to produce income or to be reinvested in additional Account shares to help achieve modest growth objectives without accepting the risks of investing in common stocks.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    16.72
1992    9.38
1993    11.67
1994    -2.90
1995    22.17
1996    2.36
1997    10.60
1998    7.69
1999    -2.59
2000    8.17


The year-to-date return as of March 31, 2001 is 3.92%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

    Highest     8.25% (6/30/1995)
    Lowest     -3.24% (3/31/1996)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Bond                  8.17%    5.14%    8.07%


                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Lehman Brothers BAA Corporate Index            7.41%    5.63%    8.69%
 Lehman Brothers Aggregate Bond Index          11.63     6.45     7.95
 Lipper Corporate Debt BBB Rated Fund Average   7.99     5.26     8.27
 Morningstar Intermediate-Term Bond
    Category Average                            9.45     5.43     7.62


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

  1 Year         3 Years         5 Years       10 Years
-------------------------------------------------------
    $52            $164           $285            $640


                           Account Operating Expenses


       Management Fees................   0.49%
       Other Expenses.................   0.02

       Total Account Operating Expenses  0.51%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

Capital Value Account
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.


Main Strategies
The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Invista, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to their peers. The Account's investments are selected primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Account often invests in stocks considered temporarily out of favor. Investors often overreact to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by the Account.

Invista focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries relative to the benchmark.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Account's assets rise and fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid for them, you will lose money.


Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    38.67
1992    9.52
1993    7.79
1994    0.49
1995    31.91
1996    23.50
1997    28.53
1998    13.58
1999    -4.29
2000    2.16

The year-to-date return as of March 31, 2001 is -6.55%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

      Highest    17.85% (3/31/1991)
      Lowest    -11.61% (9/30/1999)


     Average annual total returns for the period endingd December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Capital Value         2.16%   12.01%  14.36%

                                             Past OnePast FivePast Ten
                                               Year    Years    Years

S&P 500 Barra Value Index                      6.08%   16.79%   16.86%
S&P 500 Index                                 -9.11    18.31    17.44
Russell 1000 Value Index                       7.02    16.90    17.37
Lipper Large-Cap Value Fund Average            1.32    15.74    15.81
Morningstar Large Value Category Average       5.47    13.91    14.95


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
   --------------------------------------------------------
        $61            $192           $335            $750


                           Account Operating Expenses


       Management Fees................   0.59%
       Other Expenses.................   0.01

      Total Account Operating Expenses   0.60%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT


Equity Growth Account


The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.


Main Strategies
The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in overseas markets. The Account invests primarily in companies with market capitalizations of $10 billion or more that exhibit strong or accelerating earnings growth. The Sub-Advisor, Morgan Stanley, emphasizes individual security selection and may focus the Account's holdings within the limits permissible for a diversified fund. The Account's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.


Morgan Stanley follows a flexible investment program in looking for companies with above average capital appreciation potential. Morgan Stanley focuses on companies with consistent or rising earnings growth records and compelling business strategies. Morgan Stanley continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In addition, Morgan Stanley closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is of secondary importance and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


The Account has a long-term investment approach. However, Morgan Stanley considers selling securities of issuers that no longer meet its criteria. To the extent that the Account engages in short-term trading, it may have increased transaction costs and may have an adverse impact on the Account's performance.


Main Risks
The value of the stocks owned by the Account changes on a daily basis. Stock prices can fluctuate dramatically both in the long-term and short-term. The current price reflects the activities of individual companies and general market and economic conditions. Prices of equity securities tend to be more volatile than prices of fixed-income securities. The prices of equity securities rise and fall in response to a number of different factors. In particular, prices of equity securities respond to events that affect entire financial markets or industries (for example, changes in inflation or consumer demand) and to events that affect particular issuers (for example, news about the success or failure of a new product).


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

At times, the Account's market sector (large-capitalization growth-oriented equity securities) may underperform relative to other sectors. The Account may purchase stocks of companies that may have greater risks than other stocks with lower potential for earnings growth.


Investor Profile
The Account is generally a suitable investment if you are willing to accept the risks and uncertainties of investing in equity securities in the hope of earning superior returns. As with all mutual funds, as the value of the Account's assets rise and fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns


1995    44.19
1996    28.05
1997    30.86
1998    18.95
1999    39.50
2000    -11.71

The year-to-date return as of March 31, 2001 is -18.25%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

      Highest    22.68% (12/31/1998)
      Lowest    -16.05% (9/30/1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five   Since
        Account            Year     Years  Inception*

     Equity Growth       -11.71%   19.67%    21.64%

                                             Past OnePast FivePast Ten
                                               Year    Years    Years

S&P 500 Index                                 -9.11%   18.31%   17.44%
Russell 1000 Growth Index                    -22.42    18.12    17.33
Lipper Large-Cap Growth Fund Average         -16.22    18.43    17.20
Morningstar Large Growth Category Average    -14.09    18.10    17.13


* Period from June 1, 1994, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     1 Year         3 Years         5 Years       10 Years
 ---------------------------------------------------------
       $75            $233           $406            $906


                           Account Operating Expenses

       Management Fees................   0.72%
       Other Expenses.................   0.01

     Total Account Operating Expenses    0.73%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


INCOME-ORIENTED ACCOUNT

Government Securities Account
The Account seeks a high level of current income, liquidity and safety of principal.

Main Strategies
The Account invests in securities supported by:
o    full faith and credit of the U.S. Government (e.g. GNMA certificates); or
o credit of a U.S. Government agency or instrumentality (e.g. bonds issued by the Federal Home Loan Bank).
In addition, the Account may invest in money market investments.

The Account invests in modified pass-through GNMA Certificates. GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Various lenders make loans that are then insured (by the Federal Housing Administration) or loans that are guaranteed (by Veterans Administration or Farmers Home Administration). The lender or other security issuer creates a pool of mortgages that it submits to GNMA for approval.

Owners of modified pass-through Certificates receive all interest and principal payments owed on the mortgages in the pool, regardless of whether or not the mortgagor has made the payment. Timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government.

Main Risks



U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during period of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest and potentially increasing the volatility of the Account.

In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in the value of Account shares, if you sell your shares when their value is less than the price you paid, you will lose money.



Investor Profile
The Account is generally a suitable investment if you want monthly dividends to provide income or to be reinvested in additional Account shares to produce growth and prefer to have the repayment of principal and interest on most of the securities in which the Account invests to be backed by the U.S. Government or its agencies.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    16.95
1992    6.84
1993    10.07
1994    -4.53
1995    19.07
1996    3.35
1997    10.39
1998    8.27
1999    -0.29
2000    11.40


The year-to-date return as of March 31, 2001 is 2.50%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

         Highest     6.17% (6/30/1995)
         Lowest     -3.94% (3/31/1994)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

   Government Securities  11.40%    6.53%   7.93%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Lehman Brothers Mortgage-Backed
    Bond Index                                 11.16%    6.91%    7.81%
 Lipper U.S. Mortgage Fund Average             10.36     5.87     7.04
 Morningstar Intermediate Government
    Category Average                           10.76     5.51     6.91


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
    ----------------------------------------------------------
           $52            $164           $285            $640


                           Account Operating Expenses


     Management Fees..................   0.49%
     Other Expenses...................   0.02

      Total Account Operating Expenses   0.51%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

Growth Account
The Account seeks growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.


Main Strategies
The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Invista, uses a bottom-up approach in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.

Invista places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or underweight sectors and industries differently from the benchmark.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Account is subject to the risk that its principal market segment, large capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Account's assets rise and fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid for them, you will lose money.


Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth. You must be willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.



                              Annual Total Returns

1995    25.62
1996    12.51
1997    26.96
1998    21.36
1999    16.44
2000    -10.15


The year-to-date return as of March 31, 2001 is -23.55%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

        Highest    21.35% (12/31/1998)
        Lowest    -16.99% (12/31/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five   Since
        Account            Year     Years  Inception*

     Growth              -10.15%   12.64%    14.05%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P 500 Index                                 -9.11%   18.31%   17.44%
 Russell 1000 Growth Index                    -22.42    18.12    17.33
 Lipper Large-Cap Growth Fund Average         -16.22    18.43    17.20
 Morningstar Large Growth Category Average    -14.09    18.10    17.13


* Period from May 1, 1994, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
  ------------------------------------------------------------
           $61            $192           $335            $750


                           Account Operating Expenses

       Management Fees...................   0.59%
       Other Expenses....................   0.01

        Total Account Operating Expenses    0.60%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

International Account
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

Main Strategies
The Account invests in equity securities of:
o companies with their principal place of business or principal office outside the U.S.;
o companies for which the principal securities trading market is outside the U.S.; and
o companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Account intends to have at least 65% of its assets invested in companies of at least three countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.

Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia
(Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.

In choosing investments for the Account, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.


Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1995    14.17
1996    25.09
1997    12.24
1998    9.98
1999    25.93
2000    -8.34


The year-to-date return as of March 31, 2001is -16.92%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

         Highest    16.60% (12/31/1998)
         Lowest    -17.11% (9/30/1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five   Since
        Account            Year     Years  Inception*

     International        -8.34%   12.25%    10.67%

                                             Past OnePast FivePast Ten
                                               Year    Years    Years

Morgan Stanley Capital International EAFE
   (Europe, Australia and Far East) Index    -14.17%    7.13%    8.24%
Lipper International Fund Average            -15.60     9.45     9.85
Morningstar Foreign Stock Category Average   -15.66     9.43     9.57


* Period from May 1, 1994, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

        1 Year         3 Years         5 Years       10 Years
  -----------------------------------------------------------
          $92            $287           $498          $1,108


                           Account Operating Expenses

       Management Fees...................   0.85%
       Other Expenses....................   0.05

        Total Account Operating Expenses    0.90%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

International Emerging Markets Account
The Account seeks to achieve long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

Main Strategies
The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Invista, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 65% of the Account's assets are invested in emerging market country equity securities. The Account invests in securities of:
o companies with their principal place of business or principal office in emerging market countries;
o companies for which the principal securities trading market is an emerging market country; or
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.


Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. If you sell your shares when their value is less than the price you paid for them, you will lose money.

The Account anticipates that its portfolio turnover will typically range from 200% to 300%. Actively trading portfolio securities increases the Account's trading costs and may have an adverse impact on the Account's performance.

Investor  Profile
The Account is generally a suitable investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Account Performance Information
As the inception date of the Fund is October 24, 2000, only limited historical performance data is available. The Account's past performance is not necessarily an indication of future performance. The year-to-date return as of March 31, 2001 is -7.37%.

      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                                    Since
     Account                     Inception*

     International Emerging Markets-6.14%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Morgan Stanley Capital International EMF
    (Emerging Markets Free) Index             -30.61%   -4.17%    8.25%
 Lipper Emerging Markets Fund Average         -30.59    -2.15     1.91
 Morningstar Diversified Emerging Markets
    Category Average                          -31.11    -2.08     1.96

* Period from October 24, 2000, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 Year         3 Years         5 Years       10 Years
    --------------------------------------------------------------
              $168            $520           $897          $1,955


                           Account Operating Expenses

       Management Fees...................   1.25%
       Other Expenses....................   0.40

         Total Account Operating Expenses   1.65%*

     * The Manager has voluntarily agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.35% through April 30, 2002.

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.

GROWTH-ORIENTED ACCOUNT

International SmallCap Account
The Account seeks long-term growth of capital.

Main Strategies
The Account invests in stocks of non-U.S. companies with comparatively smaller market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Account invests at least 65% of its assets in securities of companies having market capitalizations of $1.5 billion or less at the time of purchase.

The Account diversifies its investments geographically. There is no limitation of the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to have at least 65% of its assets invested in securities of companies of at least three countries.


Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Account is generally a suitable investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    93.81
2000    -11.50

The year-to-date return as of March 31, 2001 is -16.51%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

       Highest    36.59% (12/31/1999)
       Lowest    -14.32% (6/30/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One   Since
        Account            Year  Inception*

   International SmallCap -11.50%  17.49%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Morgan Stanley Capital International EAFE
     (Europe, Australia and Far East) Index   -14.17%    7.13%    8.24%
 SSB WEI Index                                 -8.34     1.93     4.67
 Lipper International SmallCap Fund Average   -14.82    16.80    12.68
 Morningstar Foreign Stock Category Average   -15.66     9.43     9.57


     * Period from May 1, 1998, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

            1 Year         3 Years         5 Years       10 Years
   --------------------------------------------------------------
             $147            $456           $787          $1,724


                           Account Operating Expenses


     Management Fees..................   1.20%
     Other Expenses...................   0.24

      Total Account Operating Expenses   1.44%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

LargeCap Growth Account
The Account seeks long-term growth of capital.


Main Strategies
The Account primarily invests in stocks of growth-oriented companies. Under normal market conditions, the Account invests at least 65% of its total assets in common stocks of growth companies with a large market capitalization, generally greater than $10 billion measured at the time of investment. The Sub-Advisor, Janus, selects stocks for the Account's portfolio when it believes that the market environment favors investment in those securities. Common stock investments are selected in industries and companies that Janus believes are experiencing favorable demand for their products and services or are operating in a favorable environment from a competitive and regulatory standpoint. The Account may invest up to 25% of its assets in securities of foreign companies.


Janus uses a bottom-up approach in building the portfolio. This approach seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.

It is the policy of the Account to purchase and hold securities for capital growth. If Janus is satisfied with the performance of a security and anticipates continued appreciation, the Account will generally retain the security. However, changes in the Account are made if Janus believes they are advisable. This may occur if a security reaches a price objective or if a change is warranted by developments that were not foreseen at the time of the decision to buy the security. Since investment decisions generally are made without reference to the length of time the Account has held a security, a significant number of short-term transactions may result. To a limited extent, the Account may also purchase a security in anticipation of relatively short-term price gain. To the extent that the Account engages in short-term trading, it may have increased transaction costs.

Although Janus expects that under normal market conditions the assets of the Account will be invested in common stocks, it may also invest in other securities when Janus perceives an opportunity for capital growth from such securities or to receive a return on idle cash. These may include: U.S. Government obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers. Pursuant to an exemptive order that Janus has received from the SEC, the Account may also invest in money market funds managed by Janus as a means of receiving a return on idle cash. The Account's cash position may increase when Janus is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.

Main Risks
While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As a result, the value of your investment in the Account will go up and down. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.



Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account may invest up to 5% of its assets in high-yield/high-risk bonds. Such securities are sometimes referred to as "junk bonds" and are considered speculative. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. It is not appropriate if you are seeking income or conservation of capital.


Account Performance  Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

2000    -11.99

The year-to-date return as of March 31, 2001 is -17.87%.


The account's highest/lowest quarterly results during this time period covered were:

      Highest    11.24% (3/31/2000)
      Lowest    -16.28% (12/31/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
     Account               Year    Inception*

     LargeCap Growth     -11.99%     9.67%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Russell 1000 Growth Index                    -22.42%   18.12%   17.33%
 Lipper Large-Cap Growth Fund Average         -16.22    18.43    17.20
 Morningstar Large Growth Category Average    -14.09    18.10    17.13


     * Period from May 1, 1999, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

           1 Year         3 Years         5 Years       10 Years
   -------------------------------------------------------------
            $127            $397           $686          $1,511


                           Account Operating Expenses

       Management Fees..................   1.10%
       Other Expenses...................   0.15

        Total Account Operating Expenses   1.25%*

     * The Manager has voluntarily agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.20% through April 30, 2002

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

LargeCap Growth Equity Account
The Account seeks to achieve long-term growth of capital by investing primarily in common stocks of larger capitalization domestic companies.

Main Strategies
The Account is a non-diversified fund that invests primarily in 20-30 common stocks of companies in the U.S. with comparatively larger market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Account invests at least 75% of its total assets in domestic companies with market capitalizations in excess of $10 billion. In addition, the Account may invest up to 25% of its assets in securities of foreign issuers.

In selecting securities for investment, the Sub-Advisor, Duncan-Hurst, looks at stocks it believes have prospects for above average growth over an extended period of time. Duncan-Hurst seeks to identify companies with accelerating earnings growth and positive company fundamentals. While economic forecasting and industry sector analysis play a part in its research effort, Duncan-Hurst's stock selection process begins with individual company analysis. This is often referred to as a bottom-up approach to investing. From a group of companies that meet Duncan-Hurst's standards, it selects the securities of those companies that it believes will have accelerating earnings growth. In making this determination, Duncan-Hurst considers certain characteristics of a particular company including new product development, change in management and competitive market dynamics.

Main Risks
While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As a result, the value of your investment in the Account will go up and down. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other funds.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Account anticipates that its portfolio turnover rate will typically exceed 150%. Actively trading portfolio securities increases the Account's trading costs and may have an adverse impact on the Account's performance.

The Account is a non-diversified investment company, as defined in the Investment Company Act of 1940, as amended, which means that a relatively high percentage of assets of the Account may be invested in the stocks of a limited number of issuers. The share price of the Account may be more volatile than the share price of a diversified fund. The value of the shares of the Account may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company.


Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of your investment. This Account is designed as a long- term investment with growth potential. It is not appropriate if you are seeking income or short-term conservation of capital.


Account Performance Information
As the inception date of the Fund is October 24, 2000, only limited historical performance data is available. The Account's past performance is not necessarily an indication of future performance. The year-to-date return as of March 31, 2001 is -20.82%.

      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                                    Since
     Account                     Inception*

     LargeCap Growth Equity       -22.20%

                                             Past OnePast FivePast Ten
                                               Year    Years    Years

Russell 1000 Growth Index                    -22.42%   18.12%   17.33%
Lipper Large-Cap Growth Fund Average         -16.22    18.43    17.20
Morningstar Large Growth Category Average    -14.09    18.10    17.13


     * Period from October 24, 2000, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
    ----------------------------------------------------------
           $137            $428           $739          $1,624


                           Account Operating Expenses

       Management Fees..................   1.00%
       Other Expenses...................   0.35

        Total Account Operating Expenses   1.35%*

     * The Manager has voluntarily agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.10% through April 30, 2002

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

LargeCap Stock Index Account
The Account seeks long-term growth of capital.


Main Strategies
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Invista, attempts to mirror the investment performance of the index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means large companies have greater representation in the index than smaller ones. Over the long-term, Invista seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P 500. Invista may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Account and index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Main Risks
Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Invista reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Account's assets.

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth, are willing to accept the risks of investing in common stocks and preferring a passive rather than active management style.

  * "Standard & Poor's 500" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the avisability of investing in the Fund.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

2000    -9.67

The year-to-date return as of March 31, 2001 is -11.87%.

The account's highest/lowest quarterly results during the time period covered by the chart were:

     Highest     2.17% (3/31/2000)
     Lowest     -8.03% (12/31/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                           Past One    Since
     Account                 Year    Inception*

     LargeCap Stock Index   -9.67%    -0.96%

                                             Past OnePast FivePast Ten
                                               Year     Years   Years

S&P 500 Index                                 -9.11%   18.31%   17.44%
Lipper S&P 500 Fund Average                   -9.57    17.82    16.99
Morningstar Large Blend Category Average      -6.97    15.96    15.66


     * Period from May 1, 1999, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

          1 Year         3 Years         5 Years       10 Years
     ----------------------------------------------------------
            $47            $146           $254            $564


                           Account Operating Expenses

       Management Fees..................   0.35%
       Other Expenses...................   0.11

        Total Account Operating Expenses   0.46%*

     * The Manager has voluntarily agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 0.40% through April 30, 2002.

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

MicroCap Account
The Account seeks to achieve long-term growth of capital.

Main Strategies
Under normal market conditions, the Account invests at least 65% of its total assets in equity securities of companies with market capitalizations of $700 million or less at the time of investment. Under normal circumstances, the Account's investment horizon for ownership of equity securities is one to two years.


The Account invests in companies that the Sub-Advisor, GSAM, believes are well managed businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. GSAM invests in companies that have value characteristics as well as those with growth characteristics with no consistent preference between the two categories. Growth stocks are considered to be those with potential for growth of capital and earnings which are expected to be above average. Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.

The Account may invest in securities of small market capitalization companies that have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that GSAM believes have significant growth potential. GSAM believes that the companies in which the Account may invest offer greater opportunities for growth of capital than larger, more mature, better known companies.


The Account may invest up to 35% of its total assets in equity securities of companies with market capitalizations of more than $700 million at the time of the investment and in fixed-income securities. In addition, although the Account invests primarily in securities of domestic corporations, it may invest up to 25% of its total assets in foreign securities. These may include securities of issuers in emerging countries and securities denominated in foreign currencies.

The Account may invest in real estate investment trusts (REITs) which are pooled investment vehicles that invest in either real estate or real estate related loans.


Main Risks
Investments in such small market capitalization companies involve special risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may also be developing or marketing new products or services for which markets are not yet established and may never become established. The securities of smaller companies may lack sufficient market liquidity to enable the Account to effect sales at an advantageous time or without a substantial drop in price. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks and those denominated in foreign currencies carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The value of a REIT is affected by changes in the value of the underlying property owned by the trust, quality of any credit extended and the ability of the trust's management. REITs are also subject to risks generally associated with investments in real estate (a more complete discussion of these risks is found in the description of the Real Estate Account). The Account will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Occasionally, small company securities may underperform as compared to the securities of larger companies. As the value of the stocks owned by the Account changes, the Account's share price changes. In the short-term, the share price can fluctuate dramatically. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you want long-term growth of capital. Additionally, you must be willing to accept the risks of investing in securities that may have greater risks than stocks of companies with lower potential for growth.


Account  Performance  Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    -1.07
2000    12.13

The year-to-date return as of March 31, 2001 is -7.11%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

       Highest    27.70% (6/30/1999)
       Lowest    -11.63% (3/31/1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year   Inception*

     MicroCap             12.13%   -3.67%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Russell 2000 Index                            -3.02%   10.30%   15.51%
 Lipper Small-Cap Core Fund Average             5.07    12.52    15.52
 Morningstar Small Blend Category Average      12.84    12.95    15.92


     * Period from May 1, 1998, date shares first offered to the public, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 Year         3 Years         5 Years       10 Years
   ---------------------------------------------------------------
              $122            $381           $660          $1,455


                           Account Operating Expenses

       Management Fees...................   1.00%
       Other Expenses....................   0.20

        Total Account Operating Expenses    1.20%


     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT


MidCap Account
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

Main Strategies
The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 65% of its assets in companies with a market capitalization between $1 billion and $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

Invista uses a bottom-up approach in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.

Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of Accounts. The value of the Account's equity securities may fluctuate on a daily basis. If you sell your shares when their value is less than the price you paid for them, you will lose money.


Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. It is designed for a portion of your investments. It is not appropriate if you are seeking income or conservation of capital.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    53.50
1992    14.94
1993    19.28
1994    0.78
1995    29.01
1996    21.11
1997    22.75
1998    3.69
1999    13.04
2000    14.59

The year-to-date return as of March 31, 2001 is -7.91%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

           Highest    25.86% (3/31/1991)
           Lowest    -20.01% (9/30/1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     MidCap               14.59%   14.83%   18.51%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P MidCap 400 Index                          17.51%   20.39%   19.84%
 Lipper Mid-Cap Core Fund Average               7.10    16.02    17.08
 Morningstar Mid-Cap Blend Category Average     3.37    14.45    15.76



                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

       1 Year         3 Years         5 Years       10 Years
  ----------------------------------------------------------
         $63            $199           $346            $774


                           Account Operating Expenses


       Management Fees..................   0.60%
       Other Expenses...................   0.02

       Total Account Operating Expenses    0.62%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

MidCap Growth Account
The Account seeks long-term growth of capital.


Main Strategies
The Account invests primarily in common stocks of medium capitalization companies. In the view of the Sub-Advisor, Dreyfus, many medium sized companies:
o    are in fast growing industries;
o    offer superior earnings growth potential; and
o    are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies.




Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold". The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. The Account is designed for a portion of your investments. It is not appropriate if you are seeking income or conservation of capital.




Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    10.67
2000    8.10

The year-to-date return as of March 31, 2001 is -22.69%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

        Highest    14.59% (12/31/1999)
        Lowest     -6.99% (9/30/1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
     Account               Year   Inception*

     MidCap Growth         8.10%    5.57%*

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P MidCap 400 Index                          17.51%   20.39%   19.84%
 Russell Midcap Growth Index                  -11.74    17.75    18.08
 Lipper Mid-Cap Core Fund Average               7.10    16.02    17.08
 Lipper Mid-Cap Growth Fund Average            10.01    17.62    19.06
 Morningstar Mid-Cap Growth Category Average   -6.90    17.93    18.03

* Period from May 1, 1998, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

          1 Year         3 Years         5 Years       10 Years
   ------------------------------------------------------------
           $103            $322           $558          $1,236


                           Account Operating Expenses

       Management Fees..................   0.90%
       Other Expenses...................   0.11

        Total Account Operating Expenses   1.01%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

MidCap Growth Equity Account
The Account seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.


Main Strategies
The Account invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 65% of its assets in companies with market capitalizations between $1 billion and $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Growth Index. The Account is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Growth Index. The Account may invest up to 10% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Account is fully invested.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account actively trades its portfolio securities in an attempt to achieve its investment objective. Actively trading portfolio securities increases the Account's trading costs and may have an adverse impact on the Account's performance.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Account's assets rise and fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth of capital and are willing to accept the potential for short-term fluctuations in the value of your investment. This Account is not designed for income or conservation of capital.


Account Performance Information
As the inception date of the Fund is October 24, 2000, only limited historical performance data is available. The Account's past performance is not necessarily an indication of future performance. The year-to-date return as of March 31, 2001 is -29.03%.


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                                    Since
     Account                     Inception*

     MidCap Growth Equity         -18.70%

                                             Past OnePast FivePast Ten
                                               Year    Years    Years

Russell MidCap Growth Index                  -11.74%   17.75%   18.08%
Lipper Mid-Cap Growth Fund Average            10.01    17.62    19.06
Morningstar Mid-Cap Growth Category Average   -6.90    17.93    18.03


* Period from October 24, 2000, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
    ----------------------------------------------------------
          $136            $425           $734          $1,613


                           Account Operating Expenses

       Management Fees...................   1.00%
       Other Expenses....................    0.34

         Total Account Operating Expenses    1.34%*

     * The Manager has voluntarily agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.10% through April 30, 2002.

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

MidCap Value Account
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.


Main Strategies
Under normal market conditions, the Account invests at least 65% of its total assets in common stocks of companies with a medium market capitalization. Companies may range from the well established and well known to the new and unseasoned. Up to 10% of the Account's assets may be invested in foreign securities.


The stocks are selected using a value-oriented investment approach by the Sub-Advisor, Neuberger Berman which identifies value stocks in several ways. One of the most common identifiers is a low price-to-earnings ratio (stocks selling at multiples of earnings per share that are lower than that of the market as a whole). Other criteria are high dividend yield, a strong balance sheet and financial position, a recent company restructuring with the potential to realize hidden values, strong management and low price-to-book value (net value of the company's assets). Neuberger Berman also looks for companies with consistent cash flow, a sound track record through all phases of the market cycle, a strong position relative to competitors, a high level of management stock ownership and a recent sharp stock price decline that appears to result from a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.

This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. It is anticipated that the annual portfolio turnover rate may be greater than 100%. Turnover rates in excess of 100% generally result in higher transaction costs and may have an adverse impact on the Account's performance.

Main Risks

Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

In addition, the Account is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of Accounts. The value of the Account's equity securities may fluctuate on a daily basis. If you sell your shares when their value is less than the price you paid for them, you will lose money.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept short-term fluctuations in the value of your investments. It is designed for a portion of your investments and not designed for you if you are seeking income or conservation of capital.


Account Performance Information
As the inception date of the Account is May 1, 1999, only limited historical performance data is available. The Account's past performance is not necessarily an indication of future performance.


                              Annual Total Returns

2000    31.03

The year-to-date return as of March 31, 2001 is -7.60%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

     Highest    14.17% (9/30/2000)
     Lowest     -1.93% (6/30/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year    Inception*

     MidCap Value          31.03%   24.75%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Russell MidCap Value Index                    19.18%   15.10%   17.86%
 Lipper Mid-Cap Value Fund Average             16.66    14.48    15.62
 Morningstar Mid-Cap Value Category Average    16.82    14.18    15.73


     * Period from May 1, 1999, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

       1 Year         3 Years         5 Years       10 Years
   ---------------------------------------------------------
        $132            $411           $713          $1,579


                           Account Operating Expenses

       Management Fees..................   1.05%
       Other Expenses...................   0.24

        Total Account Operating Expenses   1.29%*

     * Manager has agreed to reimburse operating expenses so that total Account operating expenses will not be greater than 1.20% for 2000.

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


Money Market Account
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

Main Strategies
The Account invests its assets in a portfolio of money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible" security as defined in the regulations issued under the Investment Company Act of 1940.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
o    to take advantage of market variations;
o    to generate cash to cover sales of Account shares by its shareholders; or
o    upon revised valuation of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The Account does have an ability to borrow money to cover the sale of Account shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
o U.S. Government securities which are issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.
o U.S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality.
o    bank obligations consisting of:
     o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank or
     o bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
o commercial paper that is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs.
o short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity.

o repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may have a longer maturity.

o taxable municipal obligations that are short-term obligations issued or guaranteed by state and municipal issuers that generate taxable income.

Main Risks
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the FDIC or any other government agency.

Investor Profile
The Account is generally a suitable investment if you are seeking monthly dividends to produce income without incurring much principal risk or for your short-term needs.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1991    5.92
1992    3.48
1993    2.69
1994    3.76
1995    5.59
1996    5.07
1997    5.04
1998    5.20
1999    4.84
2000    6.07

The 7-day yield for the period ended March 31, 2001 was 4.88%. To obtain the Account's current yield information, please call 1-800-247-4123.


      Average annual total returns for the period ending December 31, 2000


     This table shows the Account's average annual returns over the periods indicated.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Money Market          6.07%    5.29%    4.75%


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

          1 Year         3 Years         5 Years       10 Years
---------------------------------------------------------------
            $53            $167           $291            $653


                           Account Operating Expenses


       Management Fees...................   0.50%
       Other Expenses....................   0.02

         Total Account Operating Expenses   0.52%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

Real Estate Account
The Account seeks to generate a high total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

Main Strategies
The Account invests primarily in equity securities of companies engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are effectively permitted to eliminate corporate level federal income taxes if they meet certain requirements of the Internal Revenue Code. REITs are characterized as:
o equity REITs, which primarily own property and generate revenue from rental income;
o    mortgage REITs, which invest in real estate mortgages; and
o hybrid REITs, which combine the characteristics of both equity and mortgage REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies. In selecting securities for the Account, the Manager focuses on equity REITs.

Main Risks
Securities of real estate companies are subject to securities market risks similar those of direct ownership of real estate. These include:
o    declines in the value of real estate
o    risks related to general and local economic conditions
o    dependency on management skills
o    heavy cash flow dependency
o    possible lack of available mortgage funds
o    overbuilding
o    extended  vacancies  in  properties
o    increases in property taxes and operating expenses
o    changes in zoning laws
o    expenses incurred in the cleanup of environmental problems
o    casualty or condemnation losses
o    changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
o    are dependent upon management skills and may not be diversified;
o    are subject to cash flow dependency and defaults by borrowers; and

o could fail to qualify for tax-free pass through of income under the Internal Revenue Code.


Because of these factors, the values of the securities held by the Account, and in turn the net asset value of the shares of the Account, change on a daily basis. In addition, the prices of the equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. When shares of the Account are sold, they may be worth more or less than the amount paid for them.

Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth, want to invest in companies engaged in the real estate industry and are willing to accept fluctuations in the value of your investment.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    -4.48
2000    30.97

The year-to-date return as of March 31, 2001 is -3.50%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

         Highest    11.51% (6/30/2000)
         Lowest     -8.40% (9/30/1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year   Inception*

     Real Estate          30.97%    6.03%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Morgan Stanley REIT Index                     26.81%   10.13%   --  %
 Lipper Real Estate Fund Average               25.62    10.26    11.79
 Morningstar Specialty - Real Estate
    Category Average                           25.83    10.31    11.33

* Period from May 1, 1998, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

          1 Year         3 Years         5 Years       10 Years
 --------------------------------------------------------------
           $101            $315           $547          $1,213


                           Account Operating Expenses


       Management Fees...................   0.90%
       Other Expenses....................   0.09

         Total Account Operating Expenses   0.99%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

SmallCap Account
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

Main Strategies

The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 65% of its assets in companies with a market capitalization of $1.5 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forward looking rates of return.

Main Risks
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Account is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise and fall, the Account's share price changes. The Account's share price may fluctuate more than that of Accounts primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. If you sell your shares when their value is less than the price you paid for them, you will lose money.


Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment. This Account is designed for a portion of your investments.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    43.58
2000    -11.73

The year-to-date return as of March 31, 2001 is -9.32%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

         Highest    26.75% (6/30/1999)
         Lowest    -13.80% (12/31/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year   Inception*

     SmallCap             -11.73%   0.28%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P SmallCap 600 Index                        11.80%   13.56%   17.43%
 Russell 2000 Index                            -3.02    10.30    15.51
 Lipper Small-Cap Core Fund Average             5.07    12.52    15.52
 Morningstar Small Blend Category Average      12.84    12.95    15.92

* Period from May 1, 1998, date first offered to the public, through December 31, 1999.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
  ------------------------------------------------------------
           $92            $287           $498          $1,108


                           Account Operating Expenses


       Management Fees...................   0.85%
       Other Expenses....................   0.05

         Total Account Operating Expenses   0.90%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

SmallCap Growth Account
The Account seeks long-term growth of capital.


Main Strategies
The Account invests primarily in a diversified group of equity securities of small growth companies. Generally, at the time of the Account's initial purchase of a security, the market capitalization of the issuer is less than $1.5 billion. The Account may invest up to 25% of its assets in foreign securities.


Under normal market conditions, the Account invests at least 65% of its assets in equity securities of small companies with the potential for rapid earnings growth. In selecting securities for investment, the Sub-Advisor, Berger, focuses on companies which it believes demonstrate the following traits:
o    Long-term appreciation potential: open-ended business opportunity;
o    Strong revenue-driven earnings growth;
o    Seasoned management team: integrity, ability, commitment, execution;
o    Innovative products or services;
o    Defensible barriers to entry:  e.g. proprietary technology;
o Solid financial statements: profitability, conservative balance sheet and accounting;
o    Long-term market share leaders in emerging and growing industries; and
o    Appropriate valuations.


Berger will generally sell a security when it no longer meets Berger's investment criteria or when it has met Berger's expectations for appreciation. Portfolio securities may be actively traded in pursuit of the Account's goal. Actively trading portfolio securities increases the Account's performance costs and may have an adverse impact on the Account's performance.


Main Risks
Investments in companies with small market capitalizations carry their own risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. This Account is designed for long-term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    95.69
2000    -13.91

The year-to-date return as of March 31, 2001 is -30.28%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

         Highest    59.52% (12/31/1999)
         Lowest    -20.71% (12/31/2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year   Inception*

     SmallCap Growth     -13.91%    22.92%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Russell 2000 Growth Index                    -22.43%    7.14%   12.79%
 Lipper Small-Cap Growth Fund Average          -4.95    15.12    17.46
 Morningstar Small Growth Category Average     -5.71    14.57    17.05


* Period from May 1, 1998, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

            1 Year         3 Years         5 Years       10 Years
    -------------------------------------------------------------
             $104            $325           $563          $1,248


                           Account Operating Expenses

       Management Fees...................   1.00%
       Other Expenses....................   0.02

         Total Account Operating Expenses   1.02%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

SmallCap Value Account

The Account seeks long-term growth of capital.


Main Strategies
The Account invests primarily in a diversified group of equity securities of small U.S. companies with a market capitalization of less than $1 billion at the time of the initial purchase. Under normal market conditions, the Account invests at least 65% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. These characteristics are above average dividend yield and below average price to earnings (P/E) ratios. Up to 10% of the Account's assets may be invested in foreign securities.


The Sub-Advisor, Morgan, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000(R) Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.

Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.

The Account intends to manage its investments actively to accomplish its investment objective. Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Account may however take advantage of short-term trading opportunities that are consistent with its objective. To the extent that the Account engages in short-term trading, it may have increased transactions costs.

Main Risks
As with any security, the securities in which the Account invests have associated risks. These include risks of:
o Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

o Unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.

o Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Account is not designed for investors seeking income or conservation of capital. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept volatile fluctuations in the value of your investment.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    21.45
2000    23.87

The year-to-date return as of March 31, 2001 is -1.87%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

       Highest    15.32% (6/30/1999)
       Lowest      5.25% (3/31/1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year   Inception*

     SmallCap Value       23.87%    9.62%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 Russell 2000 Value Index                      22.83%   12.59%   17.62%
 Lipper Small-Cap Value Fund Average           17.77    13.15    15.91
 Morningstar Small Value Category Average      16.98    12.27    14.86


* Period from May 1, 1998, date first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

           1 Year         3 Years         5 Years       10 Years
 ---------------------------------------------------------------
            $136            $425           $734          $1,613


                           Account Operating Expenses

       Management Fees...................   1.10%
       Other Expenses....................   0.24

       Total Account Operating Expenses     1.34%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


GROWTH-ORIENTED ACCOUNT

Utilities Account
The Account seeks to provide current income and long-term growth of income and capital.

Main Strategies
The Account seeks to achieve its objective by investing primarily in equity and fixed income securities companies in the public utilities industry. These companies include:
o companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy; and
o companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).

The Sub-Advisor, Invista, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries. Up to 20% of the Account's assets may be invested in foreign securities.


Under normal market conditions, at least 65% (and up to 100%) of the assets of the Account are invested in equity securities and fixed-income securities in the public utilities industry. The Account does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Account assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Account's assets to achieve its investment objective, Invista considers:
o    changes in interest rates;
o    prevailing market conditions; and
o    general economic and financial conditions.

The Account invests in fixed-income securities, which at the time of purchase, are:
o    rated in one of the top four categories by S&P or Moody's; or
o    if not rated, in the Manager's opinion are of comparable quality.

Main Risks
Since the Account's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
o    increase in fuel and other operating costs;
o    changes in interests rates on borrowings for capital improvement programs;
o    changes in applicable laws and regulations;
o changes in technology which render existing plants, equipment or products obsolete;
o    effects of conservation; and
o    increase in costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bonds rise when interest rates fall and fall when interest rates rise. Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.

The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking quarterly dividends for income or to be reinvested for growth, want to invest in companies in the utilities industry and are willing to accept fluctuations in the value of your investment.


Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1999    2.29
2000    19.18


The year-to-date return as of March 31, 2001 is -6.28%.


The account's highest/lowest quarterly results during the time period covered by the chart were:

      Highest      18.18% (9/30/2000)
      Lowest       -6.22% (3/31/1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One    Since
       Account             Year   Inception*

     Utilities            19.18%    13.63%

                                              Past OnePast FivePast Ten
                                                Year    Years    Years

 S&P 500 Index                                 -9.11%   18.31%   17.44%
 Dow Jones Utilities Index with Income         51.07    17.81     --
 Lipper Utilities Fund Average                  7.86    15.36    13.77
 Morningstar Specialty - Utilities
    Category Average                            7.15    15.17    13.66

* Period from May 1, 1998, date shares first offered to the public, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

         1 Year         3 Years         5 Years       10 Years
    ----------------------------------------------------------
           $64            $202           $351            $786


                           Account Operating Expenses

       Management Fees...................   0.60%
       Other Expenses....................   0.03

         Total Account Operating Expenses   0.63%

     Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses.


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS
The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.



Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Bond prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.



Repurchase Agreements and Loaned Securities
Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

Currency Contracts
The Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging  is a  technique  used in an  attempt to reduce  risk.  If an  Account's
Manager or Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of governmental action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

Forward Commitments
Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.


Warrants
Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its total assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

Risks of High Yield Securities
The Asset Allocation, Balanced, Bond and MidCap Value Accounts may, to varying degrees, invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager and/or Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.


Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Account were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager and/or Sub-Advisor thinks it is in the best interest of shareholders.


Derivatives
To the extent permitted by its investment objectives and policies, each of the Accounts may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

No Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
o the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Sub-Advisor anticipated;
o the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
o the risk that adverse price movements in an instrument can result in a loss substantially greater than a Account's initial investment; and
o    the counterparty may fail to perform its obligations.

Foreign Securities
Certain of the Accounts may invest in foreign securities. For purposes of these restrictions, foreign securities include:
o companies organized under the laws of  countries  outside  of the U.S.  and
o companies for which the principal securities trading market is outside of the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With  respect  to  certain  foreign  countries,  there  is  the  possibility  of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
o increased social,  political and economic instability;
o a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
o lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
o foreign government policies
  that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
o relatively new capital market structure or market-oriented economy;
o the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
o restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
o possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Securities of Smaller Companies
To the extent permitted by its investment objectives and policies, an account may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.


Unseasoned Issuers
The Accounts (except Government Securities) may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Temporary or Defensive Measures
For temporary or defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.


There is no limit to the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achive its investment objective.


Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.


Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may generate short-term capital gains. No turnover rate is calculated for the Money Market Account because of the short maturities of the securities in which it invests. You can find the turnover rate for each of the other Accounts in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange (NYSE) is open. The share price is determined as of the close of business of the NYSE (normally at 3:00 p.m. Central Time). When your order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is placed.


For all Accounts, except the Money Market Account, the share price is calculated by: o taking the current market value of the total assets of the Account o subtracting liabilities of the Account o dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Money Market Account reserves the right to determine a share price more than once a day.


NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
o An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The share price of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Manager and/or Sub-Advisor believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
o Foreign securities markets may trade on days when the NYSE is closed (such as customary U.S. holidays) and an Account's share price is not calculated. As a result, the value of an Account's assets may be significantly affected by such trading on days when you cannot purchase or sell shares of the Fund.


DIVIDENDS AND DISTRIBUTIONS

The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.

An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.

The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.

NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


The Manager
Principal Management Corporation serves as the manager for the Principal Mutual Funds. In its handling of the business affairs of each Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Funds. In addition, the Manager is responsible for the portfolio management fundtions for certain Funds. The individuals responsible for the day-to-day management of those Funds are shown below:

                               Day-to-day
     Accounts              Account Management                  Manager Since

     Bond                 William C. Armstrong               July 2000
                          Scott Bennett                      July 2000
                          Lisa A. Stange                     July 2000

     Money Market         Michael R. Johnson                 March 1983
                          Alice Robertson                    June 1999

     Real Estate          Kelly D. Rush                      April 1998



                          Portfolio Manager Experience

William C. Armstrong, CFA. Mr. Armstrong leads the multi-sector/core portfolio management group for the stable value division. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Scott Bennett, CFA. Mr. Bennett has been with the Principal Financial Group since 1988. He holds an MBA and a BA from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Michael R. Johnson. Mr. Johnson joined the Principal Financial Group in 1982 and took his current position of directing securities trading in 1994. His responsibilities include managing the fixed-income trading operations and several short-term money market accounts for a company of the Principal Financial Group. He earned his Bachelor's degree in Finance from Iowa State University.

Alice Robertson. Ms. Robertson joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position as trader on the corporate fixed-income trading desk in 1993. Previously Ms. Robertson was an assistant vice-president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.

Kelly D. Rush, CFA. Mr. Rush directs the Real Estate Investment Trust (REIT) activity for a company of the Principal Financial Group. He has been with the Principal Financial Group since 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Lisa A. Stange, CFA. Ms. Stange is a portfolio management team leader. She is responsible for multi-sector fixed income portfolios encompassing a broad array of corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities, as well as private and syndicated debt instruments. She is a co-manager of U.S. corporate and global credit portfolios, and integrally involved in portfolio sector allocation and relative value analysis. She joined the Principal Financial Group in 1989. She received her MBA and BA, both in Finance, from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2000, the funds it managed had assets of approximately $6.56 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

The Manager has signed sub-advisory agreements with various Sub-Advisors for portfolio management functions for certain Funds. The Manager compensates the Sub-Advisor for its services as provided in the sub-advisory agreement. The individuals responsible for the day-to-day management of those Funds are shown below:

The Sub-Advisors

Sub-Advisor:      Invista,  an indirectly  wholly-owned  subsidiary of Principal
                  Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2000 were approximately $27.4 billion.
                  Invista's  address is 1900 Hub Tower, 699 Walnut,  Des Moines,
                  Iowa 50309.

                                              Day-to-day
     Accounts                             Account Management       Manager Since

     Balanced                            Douglas Herold            January 2001
                                         Dirk Laschanzky           January 2001
                                         Mary Sunderland           January 2000

     Blue Chip                           Scott Opsal               January 2001

     Capital Value                       John Pihlblad             January 2001

     Growth                              Mary Sunderland           January 2000

     International                       Kurtis D. Spieler         March 2000

     International Emerging Markets      Michael Marusiak          February 2001
                                         Michael Reynal            February 2001

     International SmallCap              Brian W. Pattinson        April 2001

     LargeCap Stock Index                Robert Baur               March 2000
                                         Rhonda VanderBeek         March 2000

     MidCap                              K. William Nolin          February 2000

     SmallCap                            John F. McClain           December 1997
                                         Tom Morabito              October 2000

     Utilities                           Catherine A. Zaharis      April 1998


                          Portfolio Manager Experience

Robert Baur, Ph.D. Dr. Baur joined Invista in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.

Douglas Herold, CFA. Mr. Herold is a portfolio manager at Invista specializing in equity research and the management of broad market value portfolios. He also serves as a member of Invista's global consumer staples research team. Prior to joining Invista in 1993, he was an investment officer at Bankers Trust Company for ten years. He received an MBA from Drake University and a BS in Business from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.

Dirk Laschanzky, CFA. As a portfolio manager at Invista, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Invista in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Michael A. Marusiak. Mr. Marusiak joined Invista in 2000, specializing in the international emerging markets sector. Prior to joining Invista, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, Canada.

John McClain. Mr. McClain is a portfolio manager for small company and medium company growth products. He joined Invista in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.

Tom Morabito, CFA. Mr. Morabito joined Invista in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. Since 1994, Mr. Morabito was a manager for Invesco
Management & Research. He received his MBA in Finance from Northeastern University and his Bachelor's degree in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin, CFA. Mr. Nolin has managed the domestic mid-cap products since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Scott D. Opsal, CFA. Mr. Opsal is Chief Investment Officer of Invista and has been with the organization since 1993. He holds an MBA from the University of Minnesota and a BS from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

Brian W. Pattinson, CFA. Mr. Pattinson is a portfolio manager at Invista. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecomm sectors. He joined Invista in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

John Pihlblad, CFA. Mr. Pihlblad is director of quantitative portfolio management for Invista. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Invista in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Michael L. Reynal. Mr. Reynal joined Invista in 2001, specializing in the international emering markets sector. Prior to joining Invista, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. He received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebuy College in Vermont.

Kurtis D. Spieler, CFA. Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Invista in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.

Mary Sunderland, CFA. Prior to joining Invista Capital Management in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. She holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.

Rhonda VanderBeek. Ms. VanderBeek directs trading operations for Invista index accounts. She joined the Principal Financial Group in 1983 as a trading statistical clerk and moved to Invista in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.

Catherine A. Zaharis, CFA. Ms. Zaharis directs portfolio management for the Invista value team and leads the value research group. She joined Invista in 1985. Ms. Zaharis received her MBA from Drake University and her BBA in Finance from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.



Sub-Advisor:      Principal Capital Income Investors,  LLC ("PCII"), an indirect wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including
                  Principal Life Insurance Company. Assets under management as of December 31, 2000 were approximately $33.2 billion. PCII's address is 801 Grand Ave., Des Moines, Iowa 50392.

                                       Day-to-day
   Accounts                        Account Management          Manager Since

   Balanced                        William C. Armstrong       October 2000

   Government Securities           Martin J. Schafer          May 1985


                          Portfolio Manager Experience

William C. Armstrong, CFA. Mr. Armstrong leads the multi-sector/core portfolio management group for the stable value division. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Martin J. Schafer. Mr. Schafer is a portfolio manager for PCII specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.




Sub-Advisor:      Morgan Stanley,  with principal  offices at 1221 Avenue of the
                  Americas,  New  York,  NY  10020,  provides  a broad  range of portfolio  management  services to  customers  in the U.S. and abroad. As of December 31, 2000, Morgan Stanley, together with
                  its  affiliated   institutional  asset  management  companies,
                  managed investments totaling approximately $171.7 billion as named fiduciary or fiduciary adviser. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to
                  Morgan Stanley Dean Witter  Investment  Management Inc. and on
                  May 1, 2001 the name was changed to Morgan Stanley  Investment
                  Management Inc. The firm continues to do business in certain instances using the name Morgan Stanley Asset Management.

                                    Day-to-day
     Accounts                   Account Management             Manager Since

     Asset Allocation          Francine J. Bovich            May 1994

     Equity Growth             William S. Auslander          October 1999
                               Philip W. Friedman            October 1999


                          Portfolio Manager Experience

William S. Auslander. Mr. Auslander is a Principal of Morgan Stanley & Co, Incorporated and Morgan Stanley Investment Management Inc. Mr. Auslander joined Morgan Stanley in 1995 as an equity analyst and currently is a portfolio manager in Morgan Stanley's institutional equity group. Prior thereto, he was an equity analyst at Icahn & Co., 1986-1995. He holds a BA in Economics from the University of Wisconsin and an MBA from Columbia University.

Francine J. Bovich. Ms. Bovich is Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley & Co. Incorporated since 1997. Principal
1993-1996. She holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.

Philip W. Friedman. Mr. Friedman is a Manager Director of Morgan Stanley & Co, Incorporated and Morgan Stanley Investment Management Inc. He was a member of Morgan Stand & Co. Incorporated's equity research team (1990-1995) before becoming Director of North American research (1995-1997). Currently, Mr. Friedman is head of Morgan Stanley's institution equity group. He holds a BA from Rutgers University and an MBA from the J.L. Kellogg School of Management at Northwestern University.



Sub-Advisor:      Janus  Capital  Corporation  ("Janus"),  100 Fillmore  Street,
                  Denver CO 80306-4928,  was formed in 1969.  Effective July 12,
                  2000,  Janus  is  owned  in part by  Stilwell  Financial  Inc.
                  ("Stilwell"),   which   owns   approximately   81.5%   of  the
                  outstanding voting stock of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus, owns approximately 12% of Janus' voting stock and, by agreement with Stilwell, selects at least a majority of Janus' Board, subject to the approval of Stilwell, which approval cannot be unreasonably withheld.
                  As of December 31, 2000, Janus managed or administered over $249 billion in assets.


                                  Day-to-day
      Account                 Account Management                  Manager Since

      LargeCap Growth          E. Marc Pinto                      April 1999


                          Portfolio Manager Experience

E. Marc Pinto, CFA. Mr. Pinto is a Vice President, Janus Capital Corporation and has been with the organization since 1994. Prior to that, Mr. Pinto was employed by a family firm and as an Associate in the Investment Banking Division of Goldman Sachs. He holds a BA in History from Yale University and an MBA from Harvard. He has earned the right to use the Chartered Financial Analyst designation.



Sub-Advisor:      Duncan-Hurst  Capital  Management  Inc.  ("Duncan-Hurst")  was
                  founded in 1990.  Its address is 4365 Executive  Drive,  Suite
                  1520,  San  Diego,   CA  92121.   As  of  December  31,  2000,
                  Duncan-Hurst managed assets of approximately $3.78 billion for institutional and individual investors.

                                        Day-to-day
      Account                       Account Management       Manager Since

      LargeCap Growth Equity        David C. Magee          October 2000


                          Portfolio Manager Experience

David C. Magee. Mr. Magee has been with Duncan-Hurst Capital Management since 1992. He holds an MBA in Finance from UCLA and a BS in Economics and Business Management from the University of California, Davis.




Sub-Advisor:      Goldman Sachs Assets  Management  ("GSAM"),  32 Old Slip, 17th
                  Floor,  New York,  NY 10005.  As of  September  1,  1999,  the
                  Investment  Management  Division  ("IMD") was established as a new  operating  division  of  Goldman,  Sachs & Co.  ("Goldman
                  Sachs").   This  newly  created  entity  includes  GSAM.  GSAM
                  provides a wide  range of  discretionary  investment  advisory services,  quantitatively  driven and actively managed to U.S.
                  and   international   equity   portfolios,   U.S.  and  global
                  fixed-income portfolios, commodity and currency products and money market accounts. As of December 31, 2000, GSAM, along with other units of IMD, had assets under management of $281.68 billion.

                              Day-to-day
     Account              Account Management                  Manager Since

     MicroCap             Melissa Brown                      June 2000
                          Robert C. Jones                    June 2000
                          Victor H. Pinter                   June 2000


                          Portfolio Manager Experience

Melissa Brown. Vice President, Goldman. Ms. Brown joined the firm as a senior portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

Robert C. Jones. Managing Director, Goldman. Mr. Jones joined Goldman as a portfolio manager in 1989.

Victor H. Pinter. Managing Director, Goldman. Mr. Clark joined Goldman as a portfolio manager in the Quantitative Equity Management team in 1992.



Sub-Advisor:      The Dreyfus  Corporation  ("Dreyfus"),  200 Park  Avenue,  New
                  York, NY 10166, was formed in 1947.  Dreyfus is a wholly owned subsidiary  of  Mellon  Bank,  N.A.,  which is a wholly  owned subsidiary  of  Mellon  Bank  Corporation  ("Mellon").  As  of
                  December   31,   2000,   Dreyfus   managed   or   administered
                  approximately $150 billion.


                              Day-to-day
     Account              Account Management                  Manager Since

     MidCap Growth         John O'Toole                       April 1998


                          Portfolio Manager Experience

John O'Toole, CFA. Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. He holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation.



Sub-Advisor:        Turner Investment  Partners,  Inc. ("Turner") was founded in
                    1990.  Its  address  is 1235  Westlakes  Drive,  Suite  350,
                    Berwyn,   PA  19312.  As  of  March  31,  2001,  Turner  had
                    discretionary   management   authority   with   respect   to
                    approximately $8.3 billion in assets.

                                    Day-to-day
     Account                    Account Management           Manager Since

     MidCap Growth Equity        Christopher K. McHugh       October 2000
                                 William C. McVail           October 2000
                                 Robert E. Turner            October 2000


                          Portfolio Manager Experience

Christopher K. McHugh. Mr. McHugh joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University.

William C. McVail. Mr. McVail, Senior Equity Portfolio Manager, joined Turner in 1998. Prior thereto, he was Portfolio Manager at PNC Equity Advisers. He has 12 years of investment experience.

Robert E. Turner, CFA. Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has 17 years of investment experience. He has earned the right to use the Chartered Financial Analyst designation.



Sub-Advisor:      Neuberger Berman  Management Inc.  ("Neuberger  Berman") is an
                  affiliate of Neuberger Berman,  LLC.  Neuberger Berman, LLC is
                  located  at  605  Third  Avenue,   2nd  Floor,  New  York,  NY
                  10158-0180. Together with Neuberger Berman, the firms manage more than $55.5 billion in total assets (as of December 31, 2000) and continue an asset management history that began in 1939.

                            Day-to-day
     Account            Account Management                  Manager Since

     MidCap Value       Robert I. Gendelman                April 1999


                          Portfolio Manager Experience

Robert I. Gendelman. Portfolio Manager, Neuberger Berman Management, Inc., since 1994. He holds a BA from the University of Michigan as well as a JD and an MBA from the University of Chicago.




Sub-Advisor:      Berger LLC ("Berger"),  is a Nevada Limited Liability Company,
                  and has been in the investment advisory business for 26 years.
                  It serves as investment advisor or sub-advisor to mutual funds and institutional investors and had assets under management of approximately $7.2 billion as of December 31, 2000. Berger LLC is a subsidiary of Stilwell Management Inc. ("Stilwell"), which owns approximately 86% of Berger LLC, and is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell Financial").

                               Day-to-day
     Account               Account Management                  Manager Since

     SmallCap Growth        Paul A. La Rocco                   January 2001


                          Portfolio Manager Experience

Paul A. LaRocco, CFA. Mr. LaRocco joined Berger as Vice President in December 2000. In 2000, he co-managed small and mid-cap funds for Montgomery Asset Management. From 1998 to 2000, he was a senior portfolio manager at Founders Asset Management, with responsibility for several small and mid-cap growth funds. Prior to that, he was a portfolio manager for a number of small and mid-cap funds at Oppenheimer Funds (1993-98). Mr. LaRocco holds an MBA degree in Finance from the University of Chicago Graduate School of Business and a BS in Physiological Psychology and a BA in Biological Sciences from the University of California, Santa Barbara. He has earned the right to use the Chartered Financial Analyst designation.



     Sub-Advisor:  J.P. Morgan  Investment  Management,  Inc.  ("Morgan"),  522
                   Fifth Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2000, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $359 billion.

                          Day-to-day
       Account         Account Management                  Manager Since

     SmallCap Value      Marian U. Pardo                    January 2000


                          Portfolio Manager Experience

Marian U. Pardo. Managing Director of J.P. Morgan Investment Management Inc. since 1998. Ms. Pardo is a senior portfolio manager in the Small Cap Equity Group at J.P. Morgan. She has been at J.P. Morgan since 1968, except for 5 months in 1998 when she was president of a small investment management firm. She holds a BA degree from Barnard College.


Duties of the Manager and Sub-Advisor
The Manager or the Sub-Advisor provides the Board of Directors of the Fund a recommended investment program. Each program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or the Sub-Advisor advises each Account on its investment policies and determines which securities are bought and sold, and in what amounts.

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2000 was:


Asset Allocation              0.84%        LargeCap Stock Index       0.40%*
Balanced                      0.60%        MicroCap                   1.20%
Blue Chip                     0.60%        MidCap                     0.62%
Bond                          0.51%        MidCap Growth              0.96%*
Capital Value                 0.60%        MidCap Value               1.20%*
Equity Growth                 0.73%        Money Market               0.52%
Government Securities         0.51%        Real Estate                0.99%
Growth                        0.60%        SmallCap                   0.90%
International                 0.90%        SmallCap Growth            1.02%
International SmallCap        1.44%        SmallCap Value             1.16%*
LargeCap Growth               1.20%*       Utilities                  0.63%

* After waiver

The three Accounts which were added to the Fund as of October 24, 2000 have also entered into agreements with Sub-Advisors. Under those agreements, the Manager will pay the Sub-Advisor (based on a percentage of average daily net assets) as follows:

                                       Account              Management Fees

                    International Emerging Markets              0.55%
                    LargeCap Growth Equity                      0.50
                    MidCap Growth Equity                        0.50


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Accounts as to which the Fund is relying on the order, the Manager may:
o hire one or more  Sub-Advisors;
o change  Sub-Advisors;  and
o reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund will not rely on the order as to any Account until it receives approval from:
o    contract owners who have assets in the Account, or
o in the case of a new Account, the Account's sole initial shareholder before the Account is available to contract owners, and
o the Fund states in its prospectus that it intends to rely on the order with respect to the Account.


The Manager will not enter into an agreement with an affiliated Sub-Advisor without that agreement, including the compensation to be paid under it, being similarly approved. The Fund has received the necessary shareholder approval and intends to rely on the order with respect to the Asset Allocation, Equity Growth, LargeCap Growth, LargeCap Growth Equity, MicroCap, MidCap Growth, MidCap Growth Equity, MidCap Value, SmallCap Growth and SmallCap Value Accounts.



MANAGERS' COMMENTS

Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2000. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. The figures do not reflect expenses of the variable life insurance contracts or variable annuity contracts that purchase Account shares; performance figures for the divisions of the contracts would be lower than performance figures for the Accounts due to the additional contract expenses. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

Asset Allocation Account
(Francine Bovich)
After five consecutive years of double-digit gains, equity markets closed 2000 with losses. The strength of 1999's synchronized global recovery gave way to inevitable pressures of growth as oil prices soared, inflation rekindled, and labor markets became stretched. These conditions, along with the smooth transition of Y2K, led central banks to become more vigilant in fending off inflation and embark on a series of interest rate increases. The tighter monetary environment took its toll on the economy and the markets, leading to slower growth and a revaluation of equities. The S&P 500 fell 9.1% for the year. MSCI EAFE fell 14.2% in U.S. dollar terms, due to weakness in currencies and equities. Following a banner year in 1999, emerging market equities were hit hard by slower global growth and fell 30.6% for the year. The winners of 2000 were defensive asset categories, including U.S. fixed income (+11.6%), cash (+5.9%), and REITs (+26.4%).

The slowing growth in the U.S. caused investors to rethink growth expectations for the market as a whole, and for growth stocks in particular. The reassessment of growth expectations led to a significant adjustment in multiples. In this environment, value stocks and defensive stocks outperformed the previously high-flying growth sectors. Worldwide, technology stocks fell 39% during the year, while utilities (+27%) and health care (+32%) outperformed. Within the U.S., value stocks gained (+7.0%) while growth stocks fell (+-22.4%). The anticipation of slower growth in the U.S. was also reflected in the bond markets. Bond yields peaked in the first quarter and steadily declined in the latter quarters, pricing in a slowdown that would eventually lead to an easing of monetary conditions by the central bank. The expectation of slower growth also caused high quality to outperform spread products, as perceptions of credit quality deteriorated throughout the year. The Salomon BIG Index returned 11.6% for the year, with Treasuries (+13.5%) outperforming Corporates (+9.3%) and High Yield (-5.7%).

Non-U.S. stock market performance was plagued by currency weakness through most of the year. The Euro fell as low as 0.83 before rebounding in the fourth quarter, and the Yen declined 6.2% for the year. In local terms, European markets actually outperformed the S&P 500, as Europe's growth was not perceived to be slowing as quickly as in the U.S. Japan, on the other hand, disappointed investors with weak economic growth and remains mired in a deflationary trap. MSCI Japan fell 19.7% in local terms and 28.6% in dollar terms. Asia fared no better than Japan, as investors abandoned the region to seek safe havens during the year. The region's growing emphasis on high tech-related production and exports also contributed to stock underperformance.

Throughout the year, the Asset Allocation Account maintained a diversified investment strategy to the benefit of portfolio results. At the end of 2000, the Account was invested in 38.2% domestic equities, 15.7% non-U.S. equities, 43.5% domestic bonds, and 2.5% short-term investments. It appreciated 1.6% for the year, outperforming the Lipper Flexible Portfolio Fund average return of 0.3%.

The outperformance of the Account was due to allocation decisions and strong security selection of the majority of the underlying implementation strategies. Allocation decisions that contributed positively to results included the portfolio managers' decisions to overweight fixed income and cash, as equities significantly underperformed both of these asset classes during the year. Security selection within U.S. Large Cap Value Equity, Small Company Growth, and International Equity (ADRs) was strong and each of these strategies outperformed their respective benchmarks. A portfolio allocation to U.S. Large Cap Growth detracted from results, as growth strategies in general came under attack in the face of declining economic growth. This was more than offset, however, by other favorable allocation and selection decisions.

Comparison of Change in Value of $10,000 Investment in the Asset Allocation Account, Lipper Flexible Portfolio Fund Average, Morningstar Domestic Hybrid Category, S&P 500 Index and Lehman Brothers Aggregate Bond Index


            Total Returns*
          as of December 31, 2000
        1 Year  5 Year  Since Inception
        1.61%   12.09%  12.30%**

** Since inception 6/1/94


        Lehman              Morningstar     Lipper
       Brothers                            Flexible
      Aggregate     S&P       Domestic     Portfolio      Asset
        Bond        500        Hybrid        Fund       Allocation
        Index      Index      Category      Average      Account*

Thousands

        10          10           10          10           10
"1994"  10.077      10.23        10.006      10.008       10.052
"1995"  11.938      14.069       12.494      12.518       12.128
"1996"  12.369      17.297       14.127      14.22        13.696
"1997"  13.566      23.066       16.704      16.878       16.187
"1998"  14.742      29.657       18.792      19.268       17.673
"1999"  14.62       35.897       20.34       21.686       21.117
"2000"  16.32       32.627       20.759      21.749       21.457


Note: Past performance is not predictive of future performance.


Balanced Account
(William Armstrong and Mary Sunderland)
Following a decade of the domestic equity market advancing rapidly, 2000 provided an opportunity for investors in balanced accounts to experience the benefit of their portfolio structure. A portfolio diversified across many asset classes performed well during 2000, when compared to investments only in the equity market. Fixed income securities increased during the year as interest rates began to decline. International equity markets also declined during the year as the foreign markets moved in response to the lower domestic stock markets.

A quick look back at the events of the past twelve months showed a strong start, followed by a sharp drop in equities and ended with signs that interest rates will soon decline. The year started with the high-flying technology equities moving forward quickly, during the first quarter, as GDP growth continued to advance. The economy had made it through the Y2K scare and had resumed its strong economic growth. The Federal Reserve was positioned to act quickly and continued to raise interest rates in an effort to slow the economy into a soft-landing throughout the first half of the year. The higher interest rates and threat of a slowing economy turned the markets in the early part of the second quarter into a near free-fall. The technology heavy NASDAQ market value dropped in half and broader equity markets also dropped sharply. This declining market also moved overseas as foreign equity markets felt the strain of the economic slowdown and their markets tailed off as well. By the third quarter, the Fed realized the economy had cooled from the earlier interest rate increases. GDP growth was slowing and oil prices started to climb. Consumers' confidence had declined as the Christmas shopping season rolled around.
Retailers were forced to deeply cut prices to stimulate customer demand. Corporate earning estimates have been guided down and the economy has slowed appreciably. As we enter 2001, it is clear the Fed has changed to an easing bias and inflation is not as big of a concern.

The Balanced Account performed well during the year with a slightly positive return for the period. As expected, the Account's performance fell between the equity and fixed income components of the indices. The slowing economy depressed stock prices, but as inflationary pressures eased interest rates declined which in turn pushed up fixed income returns. The final outcome of the presidential election was decided late in the year and the financial markets were generally positive on the outcome and the prospects for an improving economy.

There is no clear-cut  index by which to measure the performance of the Balanced
Account,   but  a   comparison   between  the  S&P  500  Index  and  the  Lehman
Government/Corporate Bond Index is useful for performance measurement.

Comparison of Change in Value of $10,000 Investment in the Balanced Account, Lipper Balanced Fund Average, Morningstar Domestic Hybrid Category, Lehman Brothers Government/Corporate Bond Index, Lehman Brothers Aggregate Bond Index and S&P 500 Index


        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        0.13%   8.89%   12.13%



                  Lehman      Lehman
                  Brothers    Brothers  Morningstar  Lipper
                 Government/  Aggregate  Domestic    Balanced
        S&P 500  Corporate     Bond       Hybrid      Fund      Balanced
         Index   Bond Index    Index     Category    Average    Account*

Thousands

        10         10         10          10          10         10
"1991"  13.048     11.613     11.6        12.387      12.677     13.436
"1992"  14.042     12.493     12.458      13.405      13.569     15.156
"1993"  15.454     13.871     13.673      15.023      15.025     16.833
"1994"  15.657     13.384     13.274      14.638      14.646     16.481
"1995"  21.534     15.959     15.726      18.278      18.331     20.533
"1996"  26.475     16.422     16.297      20.667      20.853     23.229
"1997"  35.304     18.025     17.87       24.437      24.815     27.394
"1998"  45.393     19.732     19.423      27.492      28.16      30.657
"1999"  54.944     19.308     19.264      29.757      30.607     31.393
"2000"  49.939     22.428     21.504      30.37       31.072     31.434


Note: Past performance is not predictive of future performance.


Blue Chip Account
(Scott Opsal)
The Blue Chip Account's investment strategy during 2000 continued to concentrate on companies with significant operating histories, well-capitalized balance sheets and a history of consistent earnings increases. One change during the past year was to de-emphasize the focus on consistent dividend increases. In late 1999, Account Managers began researching the effect of a dividend focus in the technology sector. After extensive study, it was determined the dividend focus was jeopardizing the Account's ability to generate superior returns in this sector. These findings led Account Managers to immediately de-emphasize dividends in criteria used for technology stock selection. However, the Account's performance continued to be penalized during the first three months of 2000 while holdings were refocused.

Performance during the past year is best understood by separating the yearly returns into two time periods. The first time period is the first quarter of 2000. During this period, the Account underperformed relative to the S&P 500. The main source of this underperformance continued to be an underweight in technology. During the first quarter Account Managers were increasing the Account's technology weighting, but not fast enough to keep up with the sector's strong returns. At the same time, the Account had an overweight in the poorly performing, but consistent dividend-paying, consumer staples sector. These two relative weighting differences contributed the majority of the Account's first quarter shortfall.

The second time period is from the end of March 2000 until the end of December 2000. By the end of March, the Account's holdings had been redirected to more fully reflect dividend study findings. During this period, the Account outperformed the S&P 500 by several percentage points. Additionally, the technology sector relative return went from being one of the worst to being the best.

For the year, the Account's good relative performance in the last three quarters was not able to overcome the deficit that was created during the first quarter. Its technology sector return was superior to that of the S&P 500 technology sector return for the entire year. However, the Account's best performing sector for the year was healthcare. As investors turned defensive during the last three quarters, healthcare stocks were the recipients of significant cash flows because of their defensive nature. Utilities was also a sector that had positive performance during the year. The Account's focus in this sector has been in the telecommunications industry. It offers superior growth and significant appreciation potential. Unfortunately, this focus penalized the Account during the latter half of the year as electric utilities also benefited from investor's more defensive positioning.

While it is disappointing that a dividend study confirmed Account Managers' suspicions for investing in the technology area (i.e., consistent dividend increases cannot be used as a criteria) managers are confident the Account is better positioned for 2001 because of it. The adjustments made to the dividend focus will allow for a better pick of those stocks that will outperform the index, regardless of each company's dividend history.

Comparison of Change in Value of $10,000 Investment in the Blue Chip Account, Lipper Large-Cap Core Fund Average, Lipper Large-Cap Value Fund Average, Morningstar Large Blend Category and S&P 500 Index


        Total Returns*
        as of December 31, 2000
        1 Year     5 Year
        -10.69%    -5.93%**
** Since inception date 5/3/99



                                  Lipper Lipper
                  Morningstar   Large-Cap    Large-Cap
        S&P 500   Large Blend   Value Fund   Core Fund   Blue Chip
         Index     Category       Average     Average     Account*

Thousands

        10          10             10        10           10
"1999"  11.082      11.153         9.947     11.1         10.115
"2000"  10.089      11.93          10.078    10.089       9.034




Note: Past performance is not predictive of future performance.


Bond Account
(William Armstrong, Scott Bennett and Lisa Stange)
Investors are seeing the benefits of portfolio diversification since fixed income investments posted positive returns and equities negative for 2000.
Treasury rates moved lower throughout the year, ending more than 1.0% lower, with the Federal Reserve in a rate cutting mood at year-end. This will be positive for fixed income securities with corporates likely to benefit the most.

The Principal Variable Contract Fund Bond Account outperformed the Lehman BAA index during the year with a return of 8.17% vs. 7.41%. The Account is primarily composed of corporate bonds and outperformed its benchmark index by avoiding those companies, which had negative surprises. Specifically, the Account was overweight in safe haven industries such as energy, utilities, and transportation, as well as asset types which do not face corporate surprises, such as asset-backed and commercial mortgage-backed securities.

The environment should be very positive for fixed income investments during 2001. While Account Managers expect continued volatility from individual securities, the general environment for fixed income and specifically corporate bonds is positive. The factors contributing to this improved environment include the Federal Reserve's rate cutting posture, lots of money on the sidelines, improved investor sentiment toward fixed income investments, and corporate yield premiums over Treasury securities at historically high levels.

Comparison of Change in Value of $10,000 Investment in the Bond Account, Lipper Corporate Debt BBB Rated Fund Average, Morningstar Intermediate-Term Bond Category and Lehman Brothers BAA Corporate Index


        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        8.17%   5.14%   8.07%


                                                    Lipper
        Lehman      Lehman         Morningstar   Corporate Debt
        Brothers    Brothers      Intermediate-    BBB Rated
        Aggregate   BAA Corporate  Term Bond         Fund              Bond
        Bond Index    Index        Category         Average          Account*

Thousands

        10            10             10              10                10
"1991"  11.6          11.931         11.662          11.78             11.671
"1992"  12.458        13.053         12.502          12.751            12.766
"1993"  13.673        14.741         13.801          14.322            14.255
"1994"  13.274        14.269         13.286          13.683            13.842
"1995"  15.726        17.511         15.591          16.429            16.91
"1996"  16.297        18.215         16.106          16.953            17.31
"1997"  17.87         20.237         17.517          18.662            19.145
"1998"  19.423        20.496         18.817          19.828            20.617
"1999"  19.264        20.328         18.587          19.495            20.083
"2000"  21.504        21.834         20.343          21.053            21.724


Note: Past performance is not predictive of future performance.


Capital Value Account
(Catherine Zaharis)
The Capital Value Account's results this year were clearly segmented into two periods. The first third of the year saw the Account trail its index, as the technology driven growth stock period of strong performance reached its zenith. From the start of 2000 until late March, tech stocks outperformed every other market sector by a wide margin. During the second half of this year, the tech driven growth mania reversed as companies began to miss their earnings and growth targets. Since the March peak, market sentiment increasingly favored stable, well-managed companies carrying reasonable prices. This proved to be a positive environment for the Account's rebound in performance later in the year.

The Account lagged noticeably during the tech upswing. The Account has always been managed as a value fund, with an investment process designed to capture the historical drivers of value style based returns, that being a reliance on low price to earnings ratios and low price to book ratios to identify the best opportunities. The end result of this process was that the Account owned virtually no tech stocks during the upswing, while its index and peer group owned more than 10% in tech stocks. That weighting difference in the market's hottest sector proved to be a heavy drag on returns. Other than tech companies, the sector and stock selection added value over the index, but the Account Manager's belief that high flying tech stocks did not belong in a value portfolio was too much to overcome.

Account Manager's research indicated that tech stocks were overpriced and should be expected to underperform at some point. This began to occur in the spring, when many tech indexes topped out. At this point, the Account began to outperform its index and finished the year with a strong rally. By sticking to a belief that the fundamentals of value investing would continue to hold true, the Account bounced back nicely as the year drew to a close. Overall, the non-tech, non-growth positioning produced underperformance for the entire year, but the Account performed well once value stocks returned to favor.

The Account Manager's current strategy is focused on maintaining the Account's value characteristics. Managers will continue to pay close attention to valuation, while looking for stocks that have the added characteristics of showing a turnaround in business operations and rising earnings estimates. This combination of attractive valuations and improving business activity will position the Account to add value through stock selection while keeping sector weightings generally in line with the index.

Comparison of Change in Value of $10,000 Investment in the Capital Value Account, Lipper Large-Cap Value Fund Average, Morningstar Large Value Category, S&P 500 Index and S&P 500 Barra Value Index


        Total Returns*
        as of December 31, 2000
        1 Year  5 Year  10 Year
        2.16%   12.01%  14.36%



                                          Lipper
        S&P 500             Morningstar  Large-Cap
      Barra Value  S&P 500  Large Value  Value Fund   Capital Value
         Index      Index    Category      Average      Account*

Thousands

        10          10        10          10             10
"1991"  12.256      13.048    12.851      12.908         13.866
"1992"  13.545      14.042    14.122      14.067         15.187
"1993"  16.066      15.454    15.993      15.692         16.359
"1994"  15.963      15.657    15.863      15.544         16.439
"1995"  21.868      21.534    20.984      20.335         21.684
"1996"  26.679      26.475    25.347      24.561         26.779
"1997"  34.677      35.304    32.193      31.227         34.42
"1998"  39.764      45.393    36.41       36.102         39.094
"1999"  44.822      54.944    38.824      40.156         37.417
"2000"  47.547      49.939    40.948      40.686         38.225


Note: Past performance is not predictive of future performance.


Equity Growth Account
  (previously Aggressive Growth Account)
(William Auslander and Philip Friedman)
Records were set at the dawn of the new millennium although 2000's records were in the opposite direction of 1999's sterling performances. The S&P 500 Index declined 9.11%, the worst year since 1977, the Dow Jones fell 4.67%, its worst performance since 1981 and NASDAQ had its worst year ever, losing 39.29%. In many respects, reviewing the year just completed is a mirror image of the prior year, and the wrong side of the mirror.

This was a challenging environment for most investors and an especially humbling one for growth managers. Alas, most value managers were able to finally savor the sweet taste of outperformance. The Russell 1000 Growth Index fell 22.43%, while the Russell 1000 Value Index advanced 7.01%. The robust first quarter seemed like a continuation of 1999's end of millennium party. However, as the year progressed, a number of economic and market forces picked up steam, with negative implications for earnings and future growth prospects.

With the start of rising interest rates and followed by rapidly rising oil prices, other alarming macroeconomic events included a sharply declining Euro and heightened tensions in the Middle East. There were early warning announcements of earnings disappointments from companies such as Lucent and Intel, which continued and picked up momentum in the second half of the year. The fourth quarter was marked by uncertainty surrounding the outcome of the United States Presidential election and the increasing evidence of a slowdown in economic growth, combined with the uncertainty about the near-term outlook for many companies. This backdrop was particularly unfavorable for the technology sector and benefited value-oriented sectors such as finance, utilities and energy.

The Account was impacted by many of the same forces that negatively impacted its growth fund peers and the growth index averages. These forces included the underperformance of technology as well as the outperformance of the financial, utility and energy sectors as investors shifted to a more defensive posture, areas where Account Managers are traditionally underweight, consistent with their philosophy and charter as growth managers. In addition, a combination of relative underperformance in consumer staples and cyclicals and an overweight in technology (which by year-end had registered the most severe declines) could not offset relatively strong performance in healthcare and capital goods, both of which the fund was overweight in for most of the year.

Within the consumer staples sector, which represented roughly 15% of the portfolio versus 10% of the Index, exposure to media stocks such as Liberty Media, Time Warner and Clear Channel detracted from performance as concerns heightened about declining advertising revenue in the wake of dot com failures and a slowing economy. Investments in more traditional staples stocks such as Philip Morris, Safeway, Pepsi, Quaker, Budweiser and Keebler contributed to performance but did not offset this weakness. Within the consumer cyclicals sector, roughly a market weight position of 8% of the portfolio, exposure to retailers such as Home Depot, and Costco detracted from performance as these stocks, as a group, were hurt by a slowdown in consumer spending and higher labor costs.

The Account entered 2000 with a slight overweight in technology relative to the S&P 500 index and underweight versus its growth peers. Account Managers cut positions to about a market weight during the first quarter, based on a sensitivity to the group's rich valuations and a belief that the lofty multiples assigned to most of the technology sector could not continue to expand at the pace witnessed in 1999, particularly in the largest cap names. This proved to be a prudent decision, particularly during the March to May sell-off in technology (when the NASDAQ declined 40% from its March high to its May low). Account Managers were buyers on weakness throughout the balance of the year, and the portfolio was modestly overweight technology as measured by the S&P 500, but materially underweight the growth indexes at year-end.

The technology sector's 39% decline was the biggest detractor to Account performance in 2000. Stock selection was slightly ahead of the index for the year, which is a bittersweet victory when the sector is the weakest in the market. Leading companies such as Microsoft, Nortel, and Lucent, which led the market on the way up in 1999 were among the biggest detractors to relative performance in 2000. Account Managers continue to believe that over the long-term the technology sector will generate higher earnings growth rates than most other areas of the economy and that the benefits from productivity enhancements afforded by technology advancements will be positive for the overall economy. Despite the volatility, Account Managers want the portfolio to be positioned to participate in that growth.

The Account maintained an overweight in capital goods, emphasizing high quality diversified conglomerates such as Tyco, General Electric and United Technologies, which at year-end represented roughly 16% of the portfolio. These three stocks were members of the top 10 holdings throughout the year, and each was a strong relative performance contributor. Tyco is especially notable as it was the strongest relative performance contributor after suffering severe declines in the fourth quarter of 1999. These holdings represent our willingness to look for growth in less traditional names and their strong performance provided a buffer to weaker areas of the portfolio, particularly in the fourth quarter.

Healthcare was another bright spot, as we maintained an overweight position (average of 14% of the portfolio) in the sector for most of the year and stock selection was superior to the index sector return. We increased our commitment to the sector early in the year based on the group's increasingly attractive relative earnings growth rates, and our belief that Federal Reserve interest rate increases would slow the economy, forcing investors to turn toward more stable growing companies such as the large pharmaceuticals. This proved to be correct, and effective trading around election-cycle volatility added to performance.

After failing to lower interest rates at the December 2000 meeting, the Fed did lower interest rates early in January. This was notable both for doing so on a conference call rather than waiting for a regularly scheduled meeting, and for moving rates down 50 basis points instead of the more typical .25% increment. The move toward lower interest rates should eventually be positive for many of the more economically sensitive groups of stocks. However, with many of those companies just now beginning to adjust business plans and earnings targets to the reality of a slower economy, the challenge facing investors is whether to buy these stocks now, or wait until earnings estimates have bottomed and the impact of recent and likely future interest rate cuts begins to result in a reacceleration of economic activity.

We continue to take a balanced and incremental approach to managing the portfolio and will take advantage of the opportunities that volatility creates. We believe the economy will be weaker in the early part of 2001, setting the stage for a much stronger climate later in 2001 and into 2002. We see the catalysts of further Fed easing, a weakened dollar due to lower interest rates and lower economic growth in the U.S., lower oil prices, and possible global tax cuts due to strong worldwide government surpluses, as the backdrop for future growth. These factors create a favorable environment for equities, and large cap growth stocks in particular.

Comparison of Change in Value of $10,000 Investment in the Equity Growth Account, Lipper Large-Cap Growth Fund Average, Morningstar Large Growth Category and S&P 500 Index

        Total Returns*
        as of December 31, 2000
         1 Year 5 Year  Since Inception
        -11.71% 19.67%  21.64%**

** Since inception 6/1/94



                                     Lipper
                  Morningstar     Large-Cap
        S&P 500   Large Growth   Growth Fund   Equity Growth
         Index    Category         Average        Account*

Thousands

        10          10              10              10
"1994"  10.23       10.114          10.055          10.259
"1995"  14.069      13.378          13.151          14.792
"1996"  17.296      15.913          15.681          18.941
"1997"  23.066      19.891          19.648          24.784
"1998"  29.656      26.566          24.14           29.481
"1999"  35.896      37.118          33.335          41.126
"2000"  32.626      31.888          27.928          36.31


Note: Past performance is not predictive of future performance.


Government Securities Account
(Martin Schafer)
Mortgage Backed Securities (MBS) had a positive year for the period ending December 31, 2000. MBS outperformed most other fixed income asset classes as the other fixed income products underperformed Treasuries due to the Treasury buy-back program. Investors sought MBS for their lack of volatility, as compared to security specific corporate credit event risk.

This Account outperformed the Lipper U.S. Mortgage Fund Average and the Lehman MBS Index for the period. The outperformance is attributable to security selection, timing of cashflows, and a slightly longer duration of portfolio holdings.

The quality and composition of the Account is generally in line with its Lipper U.S. Mortgage Category benchmark. Account Managers continue to hold more discount MBS securities than the Lehman Brothers Mortgage Backed Securities Index and some agencies, but maintain a duration neutral to slightly long approach by holding some cash to offset the lower coupons (discounts). This is a good position to be in while riding out the current refinance wave as a result of rates falling the second half of the year. Discount securities are securities priced below 100 (par). When mortgage holders prepay, discount investors receive 100 (par) versus the market price below par, producing positive returns. Account Managers believe the homeowner's propensity to refinance and the mortgage banker's technology driven inducement to refinance loans puts greater risk on securities priced above par. Managers patiently wait for the opportunity to strategically shorten their duration.

Comparison of Change in Value of $10,000 Investment in the Government Securities Account, Lipper U.S. Mortgage Fund Average, Morningstar Intermediate Gov't. Category and Lehman Brothers Mortgage-Backed Bond Index


        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        11.40%  6.53%   7.93%



        Lehman
       Brothers    Morningstar
       Mortgage-   Intermediate     Lipper      Government
        Backed     Gov't. Bond   U.S. Mortgage  Securities
       Bond Index   Category     Fund Average    Account*

Thousands

        10           10            10             10
"1991"  11.572       11.467        11.479         11.695
"1992"  12.379       12.2          12.18          12.495
"1993"  13.226       13.18         13.087         13.754
"1994"  13.013       12.65         12.541         13.13
"1995"  15.199       14.727        14.576         15.634
"1996"  16.012       15.139        15.14          16.158
"1997"  17.532       16.418        16.439         17.836
"1998"  18.752       17.641        17.438         19.311
"1999"  19.101       17.387        17.551         19.255
"2000"  21.233       19.258        19.369         21.45


Note: Past performance is not predictive of future performance.


Growth Account
(Mary Sunderland)
In 2000, performance in the Growth Account slightly lagged the S&P 500 Index and outperformed the Barra Growth Index by almost 11%. The Index has been dragged down by some of the bellwether stocks including Microsoft and Lucent, which are down 62% and 81%, respectively, so far this year. However, the Account held companies such as Cisco, Sun Micro and EMC, which executed to plan and maintained more of their value. In addition, the Account benefited from exposure to financial stocks, which outperformed in 2000 and had a modest weight in the growth indices. A focus on fundamentals was a significant benefit to performance this year, helping the account to outpace the Index.

Signs of an economic slowdown grew rapidly after the Thanksgiving holiday and the Fed has now signaled they are more concerned about an economic slowdown than inflation causing them to aggressively cut rates in January. Since growth stocks are valued based on growth potential and the level of inflation, an overall deterioration in the economy has a significant impact on price level. As lower interest rates take effect, Account Managers feel growth stocks will form a base and start to recover as the year unfolds. That, and a low inflation environment, will provide a powerful tailwind for growth stocks and the important technology sector over the next six to 12 months. Account Managers plan to remain overweighted in the technology sector relative to the S&P but about in line with most growth-oriented funds. Once the economy stabilizes, technology will likely be one of the first sectors to recover.

Consumer cyclical stocks will continue to rebound in 2001 as the Fed cuts rates. The Account has good exposure to the high quality names in the segment and will likely maintain it over the next six to 12 months. Account Managers emphasize companies, which will benefit from spending patterns of an aging population that is entering its highest earnings years.

International Account
(Kurtis Spieler)
Global equity markets experienced strong performance during the first quarter of 2000. In particular, technology, media and telecom (TMT) stocks led markets upward. Drivers of performance for these growth stocks included strong economic conditions and a seemingly insatiable demand for telecommunication services. This drove valuations in TMT stocks to extraordinarily high levels. During the spring several risks appeared in the economic environment that, along with excessive valuations, led to a large sell off in these TMT stocks. Oil prices spiked up, leading to concerns about consumption. Interest rates from both the United States and Europe continued their upward move as central banks became focused on inflation. This led to increased volatility in equity markets.

During the second half of 2000, an aggressive sector rotation occurred from TMT to defensive stocks and financials. Investors outperformed by buying consumer staples, utilities and pharmaceuticals. Evidence of a slowing economic environment contributed to the underperformance of cyclical stocks and emerging markets. The other major risk in global markets was the steady decline of the Euro for the first 10 months of the year. High oil prices, capital outflows from mergers and acquisitions, and concerns with the European Central Bank led to currency weakness. The Euro has since rebounded as expectations of a relatively weaker U.S. economy led the currency upward.

The Principal Variable Contracts Fund International Account's relative performance during the year was solid, outperforming the EAFE benchmark by around 5.8%. This outperformance was largely due to stock selection in financials, consumer discretionary, industrials and health care. The Account also benefited from its low weighting in Japan, which underperformed other developed markets. On the negative side, stock selection in diversified telecom and materials cost the Account performance.

Currently, Account Managers are finding the best opportunities in beaten-down cyclical, technology and telecom companies. Weights have been lightened in some of the defensive areas that performed very well in 2000 as their valuations have gone too high. The Account Manager's strategy is to continue to invest in high quality companies at discounts to their fair value. These companies are found through a bottom-up, borderless investment approach.

Comparison of Change in Value of $10,000 Investment in the Growth Account, Lipper Large-Cap Growth Fund Average, Morningstar Large Growth Category and S&P 500 Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year  Since Inception
        -10.15% 12.64%     14.05%**

** Since inception 5/2/94


                                 Lipper
                 Morningstar    Large-Cap
        S&P 500  Large Growth  Growth Fund   Growth
        Index     Category       Average     Account*

Thousands

        10         10             10           10
"1994"  10.397     10.132         10.187       10.542
"1995"  14.3       13.402         13.324       13.243
"1996"  17.581     15.942         15.888       14.9
"1997"  23.444     19.928         19.908       18.917
"1998"  30.144     26.616         24.459       22.957
"1999"  36.486     37.188         33.775       26.729
"2000"  33.162     31.948         28.297       24.016


Note: Past performance is not predictive of future performance.


International Emerging Markets Account
(Kurtis Spieler)
Even with strong performance in the first quarter of the fiscal year, emerging markets finished down during the last year. In general, the drivers of equities in developed markets were magnified in emerging markets. As in the U.S., technology, media and telecom (`TMT') corrected sharply after the liquidity rally. Emerging markets are heavily exposed to cyclical sectors such as commodities, telecom and technology. This leads to strong performance when global economic growth is accelerating and increased concerns when growth is slowing. The impact of higher oil prices also negatively impacted the oil importing nations in Asia.

Latin America was the best performer during the year, despite being down 17%. Positive factors included a lower risk premium in Mexico and Brazil and continued strong economic growth. Asia was the weakest performing region, down 42% in the last year. Negative sentiment occurred from higher oil prices, impact of a slowdown in the electronic industries and lack of progress with restructuring in many countries.

The Account's relative performance during the year was solid, outperforming the EMF benchmark by around 0.85% despite starting in late October. The Account benefited from its underweight position in information technology and overweight in Brazil. On the negative side, an underweight position in South Africa cost the Account around 0.85% in performance.

Emerging markets remain an incredibly cheap asset class leveraged to an upturn in global economic activity. The Account Manager's strategy remains focused on high quality companies with solid growth rates. A fundamental approach takes advantage of the volatility in emerging markets as Account Managers buy these companies at cheap prices.

Comparison of Change in Value of $10,000 Investment in the International Emerging Markets Account, Lipper Emerging Markets Fund Average, Morningstar Diversified Emerging Markets Category and MSCI EMF Index


        Total Returns*
        as of December 31, 2000

        Since Inception
        -6.14%**

** Since inception date 10/24/00


        Morgan Stanley
          Capital        Morningstar   Lipper
        International    Diversified   Emerging   International
        EMF (Emerging     Emerging     Markets      Emerging
        Markets Free)     Markets       Fund         Markets
           Index          Category     Average       Account*

Thousands

           10              10           10            10
"2000"     9.328           9.33         9.502         9.386



Note: Past performance is not predictive of future performance.


International SmallCap Account
(Darren Sleister)
International small cap stocks tend to outperform in periods of increasing global growth and loosening of global monetary policy. Most of 1999 fit this description with economic growth in Asia ex-Japan, Europe and the U.S., and a huge surge in the supply of internet-related stocks and increased liquidity flows. This carried over briefly into the first few months in 2000, however the rest of 2000 was spent in a reversion to the mean, seeing valuation compressions in technology-related stocks, slowing global economic growth, tightening monetary supply and increasing interest rates to ward off inflation.

The Account benefited from the boom in emerging technologies early in the year, however some of these returns were given back as the valuation compression affected the equity markets in general. The Account also benefited largely from oil service companies as the price of oil increased dramatically, giving rise to the need for capacity expansion and increasing demand for oil. Biotechnology, medical technology and alternative energy have been recent themes in the portfolio as direct exposure to telecommunications, internet and semiconductors have largely been sold down as continued weakness is seen in these areas.

For most of the year the Account was overweighted in Europe, Australia and Canada which boded well as these regions faced economic prosperity and their macro conditions were much more favorable than the Asian region. Toward the end of 2000, Account Managers started to grow more positive on the Asia ex-Japan region since expected interest rate cuts in the U.S. should help spur economic growth. Many statistics also point to a bottoming of the electronics cycle as well, but a U.S. slowdown will likely keep exports from Asian countries slightly lower than the past few years.

Going forward Account Managers expect oil prices will stabilize in the $25 dollar range. Global growth will continue to slow and technology valuations remain at risk. Account Managers continue to look for high quality growth opportunities that have attractive valuation parameters. It is possible that value stocks will periodically outperform for periods of a quarter or more, but over the long term Account Managers remain committed to growth at a reasonable price as a means for long term equity appreciation.

Comparison of Change in Value of $10,000 Investment in the International SmallCap Account, Lipper International Small-Cap Fund Average, Morningstar Foreign Stock Category and MSCI EAFE Index


        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        -11.50%                     17.49%**
** Since inception date 5/1/98




        Morgan Stanley
          Capital
        International
        EAFE (Europe,      Morningstar     Lipper
         Australia          Foreign     International  International
         and Far East)       Stock        SmallCap       SmallCap
            Index           Category     Fund Average    Account*

Thousands

           10                10            10             10
"1998"     10.379            9.672         9.261          8.963
"1999"     13.177            13.975        16.245         17.371
"2000"     11.31             11.787        13.837         15.373



Note: Past performance is not predictive of future performance.


LargeCap Growth Account
(E. Marc Pinto)
For the 12-month period ending December 31, 2000, the LargeCap Account lost 11.99%. These results compare to a 9.10% loss posted by its benchmark, the S&P 500 Index.

It was an extremely difficult year for the financial markets. A belief early in the year that the U.S. economy was expanding too rapidly for its own good quickly gave way to fears that the economy was edging toward recession. Almost across the board, stocks finished lower, with the high-growth companies of the Nasdaq Composite Index bearing the brunt of the sell-off.

This uncertain outlook and the massive market volatility that accompanied it obviously hindered the Account's performance. Although a number of stable growth franchises were able to overcome the difficulties to trade higher, several key portfolio holdings declined, pulling the Account's overall performance lower. Account Managers responded by redoubling efforts to balance the portfolio's exposure to fast-growing stocks with positions in more traditional growth franchises such as mortgage giant Fannie Mae and brewer Anheuser-Busch, both of which were top performers. Unfortunately, the exposure to high-growth areas such as wireless - which remains a major portfolio theme - produced mixed results, with service providers such as Nextel falling while handset leader, Nokia, held its ground in an increasingly volatile environment.

Looking forward, it is far from clear whether the U.S. economy is on the path to a soft landing. Consumer confidence has waned in the face of corporate layoffs, higher energy prices and the sharp correction in stock prices. For that reason, Managers are monitoring economic developments closely and have tried to maintain balance in the portfolio by selectively adding both high-growth companies that are now trading at attractive valuations as well as more stable growers that are felt to be capable of performing well in periods of economic turbulence. As always, Account Managers remain steadfast in a belief that a thorough understanding of the drivers behind each individual holding remains the best way to navigate even the most uncertain market environment.

Comparison of Change in Value of $10,000 Investment in the LargeCap Growth Account, Lipper Large-Cap Growth Fund Average, Morningstar Large Growth Category and Russell 1000 Growth Index


        Total Returns*
        as of December 31, 2000
        1 Year  Since Inception
        -11.99     9.67%**

** Since inception date 5/3/99



                                     Lipper
        Russell     Morningstar    Large-Cap     LargeCap
      1000 Growth   Large Growth  Growth Fund     Growth
         Index        Category      Average      Account*

Thousands

        10             10           10             10
"1999"  12.504         12.81        12.668         13.247
"2000"  9.701          11.005       10.613         11.659


Note: Past performance is not predictive of future performance.


LargeCap Growth Equity Account
(David Magee)
The financial markets in 2000 were the complete opposite from the financial markets in 1999. In 1999, the technology sector was the best performer due to a significant acceleration in technology company earnings that enabled growth managers to significantly outperform. In 2000, and especially during the fourth quarter, growth stock investors were negatively affected by exceedingly high technology stock volatility. The volatility was due to investor uncertainty about the reduced capital spending environment for technology products, especially telecom equipment. Telecom, or the "network," has eclipsed desktop/server as the center of the technology world; hence a deceleration in this industry group is significant across the entire technology sector. For the first time since its beginning in the summer of 1998, confidence in the continuation of the "virtuous cycle" of accelerating bandwidth deployment was punctured when leading telecom equipment suppliers reported reduced expectations for the fourth quarter and for calendar 2001. As a result, the Account underperformed its benchmark, the Russell 1000 Growth from the period of its initial availability on October 24, 2000 through the end of the year.

In the fall, top-down analysis indicated a greater likelihood of a slowdown in the economy and Account Managers repositioned the portfolio holdings accordingly. The healthcare sector began outperforming, as did energy services and business services stocks. These groups were added as their growth is less affected by economic deceleration. Also, pricing power is returning to providers of healthcare services for the first time in several years and the fundamental earnings outlook for HMOs has brightened considerably. Electricity markets are deregulating amidst structural changes in the nature of electricity demand and this presents unprecedented opportunities for power generation, natural gas supply and energy market making companies.

The telecom virtuous cycle will likely resume in late 2001 and the deployment of new technology will continue to transform business processes and economic activity. The "New Economy" is here to stay, but change will be more deliberate than once thought. The new year will likely see a peak of energy prices but opportunity in the restructuring of the nation's electric industry should provide continuing investment in this sector. Biotechnology may finally come of age in 2001, as several companies will likely bring to market new pharmaceuticals that generate sustainable earnings growth.

Comparison of Change in Value of $10,000 Investment in the LargeCap Growth Equity Account, Lipper Large-Cap Growth Fund Average, Morningstar Large Growth Category and Russell 1000 Growth Index


        Total Returns*
        as of December 31, 2000

        Since Inception
        -22.20%**

** Since inception date 10/24/00


                                     Lipper
        Russell     Morningstar    Large-Cap     LargeCap
      1000 Growth   Large Growth    Growth     Growth Equity
         Index        Category       Fund        Account*

Thousands

        10             10            10            10
"2000"  8.257          8.789         9.025         7.78


Note: Past performance is not predictive of future performance.


LargeCap Stock Index Account
(Robert Baur and Rhonda VanderBeek)
The LargeCap Stock Index Account seeks investment results that correspond with the total return performance of the Standard & Poor's 500 Index. The percentage of total assets of the Account allocated to each of the 500 stocks closely follows the weighting of each of the stocks in the S&P 500 Index*.

The return for calendar year 2000 for the LargeCap Stock Index Account was -9.67%. During the same period, the total return of the S&P 500 Index was -9.10%.

The economic backdrop for investors had been good during the first half of 2000, but a significant slowing of economic growth began in the third quarter. Late in the year, the slowdown intensified and economic growth fell to just 1.4% (annual basis) for the fourth quarter. This was well below the 4% to 5% economic growth of the previous several quarters. Although the stock market began the year with a strong rise in the first quarter, equity prices deteriorated as the year progressed. Rising interest rates and higher prices for oil and natural gas took their toll on stock prices.

Stock market investors were kept on the edge of their seats over the last year as powerful price rallies gave way to disquieting price swoons. Volatility surged; the number of large daily price swings was the highest of any year since 1974. Tech stock prices fell dramatically in the fourth quarter and most major stock indices ended the year in the negative column. Investors were concerned that the economic slowdown might turn into a recession. Since the LargeCap Stock Index Account attempts to mirror the performance of the S&P 500 Index, Account returns were similarly volatile and negative.

* Standard & Poor's 500(R) and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Principal Life Insurance Company and Principal Management Corporation. The Account is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

Comparison of Change in Value of $10,000 Investment in the LargeCap Stock Index Account, Lipper S&P 500 Index Fund Average, Morningstar Large Blend Category and S&P 500 Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        -9.67%  -0.96%**
** Since inception date 5/3/99



                Morningstar     Lipper
      S&P 500   Large Blend  S&P 500 Index    LargeCap Stock
       Index     Category     Fund Average    Index Account*

Thousands

        10        10              10               10
"1999"  11.1      11.153          11.615           10.893
"2000"  10.089    10.376          10.503           9.84


Note: Past performance is not predictive of future performance.


MicroCap Account
(Melissa Brown, Robert Jones and Victor Pinter)
After generating very strong returns for a number of years, the equity markets reversed course in the year 2000. The correction began in March, as continued strong economic growth, inflationary pressures and rising interest rates unnerved investors. While other types of stocks declined, high valuation technology issues, and many Internet stocks in particular, experienced the largest declines.

The equity markets rebounded for a brief period during the summer. Investors hoped that signs of moderate economic growth would result in an end to interest rate hikes by the Federal Reserve Board. However, market sentiment shifted yet again in the fall, due in part to uncertainty regarding the state of corporate profits in the face of an economic slowdown, and uncertainty over the presidential election. By the end of the year, the technology-laden NASDAQ was down 54% from its peak in March and 39.3% for the year - its worst performance since it was created in 1971. The S&P 500 Index fell 9.10% for the year, its poorest showing since 1977.

Market leadership changed several times during the reporting period. By the end of 2000, value stocks had generated strong results after years of underperforming their growth counterparts. In fact, 2000 was the worst year for absolute returns of the Russell 1000 Growth Index (-22.4%) and Russell 2000 Growth Index (-3.03%). In contrast, the Russell 1000 Value Index and Russell 2000 Value Index returned 7.01% and 22.81%, respectively. The disparity of returns was largely due to the higher percentage of technology stocks in the growth indices.

The Goldman Sachs Quantitative Equity Management Team assumed responsibility for management of the MicroCap Account on August 1, 2000. The portfolio employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.'s Global Investment Research Department and consensus opinions with quantitative analysis generated by GSAM's proprietary model. This quantitative system evaluates each stock using many different criteria, including valuation measures, growth expectations, earnings momentum and risk profile. It also objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. The portfolio construction process evaluates stocks based on their overall expected return and their contribution to portfolio risk. The resulting portfolio is the one that has the highest potential return for the targeted amount of risk.

During the one-year period ending December 31, 2000, the returns of the Account's various investment themes were erratic. Virtually every theme experienced one of its best months since inception, as well as one of its worst months ever. In addition, during some months there were extremely positive returns for one variable and extremely negative for another variable, reflecting the high overall return dispersion nature of the market. Overall, our Momentum and Value themes contributed positively to performance during the year, while the Research theme detracted from results in the small-cap universe. From a sector standpoint, technology, healthcare, and consumer services stock picks enhanced results within the small-cap universe, while financials and basic materials holdings generated disappointing returns relative to the Russell 2000 Index.

Looking forward, Account Managers continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should perform better than poor momentum stocks.

Comparison of Change in Value of $10,000 Investment in the MicroCap Account, Lipper Small-Cap Core Fund Average, Morningstar Small Blend Category and Russell 2000 Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        12.13%  -3.67%**
** Since inception date 5/1/98



                   Morningstar      Lipper
     Russell 2000  Small Blend   Small-Cap Core   MicroCap
        Index       Category      Fund Average    Account*

Thousands

        10           10              10             10
"1998"  8.806        8.609           8.873          8.158
"1999"  10.678       10.174          11.396         8.071
"2000"  10.356       11.48           11.974         9.05


Note: Past performance is not predictive of future performance.


MidCap Account
(K. William Nolin)
The MidCap Account is generally managed with a fundamental analysis approach. Account Managers believe that the future cash flow a business will generate will ultimately determine the value of that business today. Within this framework, companies are identified that have competitive advantages which can be sustained and improved upon. Those companies are then bought at discounts to their future value.

During the past year, investors have looked beyond the largest companies to find good value. As a result, the S&P MidCap 400 Index outperformed the S&P 500. The S&P MidCap 400 was up 17.50% and the S&P 500 was down 9.10%. The Account was up 14.56%, yet trailed the S&P MidCap 400 Index slightly. The Account's exposure to technology during the early spring sell-off contributed to this underperformance.

The economic backdrop for investors started out very strong last year, but became less favorable as the year rolled on. The economy has been extraordinarily robust, yet recently has shown clear signs of weakening. Inflation has been and continues to be modest, although benefit costs have been trending higher. Corporate profit growth set records early in the year, but now is slowing. Expectations of a slowing economy and slower profit growth led us to cut back on companies exposed to cyclical movements in the late summer. Sectors of cyclical exposures that were reduced included retailers, capital goods companies, and technology companies. Account Managers expect to maintain this position until the fundamentals improve or the stock prices adjust to account for a slowing.

Comparison of Change in Value of $10,000 Investment in the MidCap Account, Lipper Mid-Cap Core Fund Average, Morningstar Mid-Cap Blend Category and S&P Midcap 400 Index



        Total Returns*
        as of December 31, 2000

        1 Year  5 Year  10 Year
        14.59%  14.83%  18.51%




     Morningstar      Lipper
    Mid-Cap Blend  Mid-Cap Core    MidCap    S&P MidCap
      Category     Fund Average    Account*  400 Index

Thousands

        10            10             10        10
"1991"  13.62         15.124         15.349    15.007
"1992"  15.653        16.502         17.642    16.793
"1993"  17.923        18.928         21.044    19.132
"1994"  17.634        18.54          21.208    18.445
"1995"  22.697        24.504         27.361    24.148
"1996"  27.336        28.895         33.137    28.78
"1997"  34.566        34.567         40.676    38.062
"1998"  36.906        38.77          42.176    45.336
"1999"  43.807        53.607         47.676    52.009
"2000"  45.283        57.413         54.632    61.116


Note: Past performance is not predictive of future performance.


MidCap Growth Account
(John O'Toole)
Although the performance of the MidCap Growth Account was positive for the year, Account Managers were nonetheless disappointed that performance did not exceed that of the S&P MidCap 400 Index. For the year, midcap stocks outperformed both large and small capitalization issues by a substantial margin.

Factors that detracted from performance included the very narrow return pattern of the S&P MidCap 400 Index, where only 44 stocks needed to be held at their index weight to mimic the index return. This narrowness is by definition problematic for a portfolio designed to be sector neutral and holding between 150 and 175 stocks. In addition, many midcap portfolios suffered from the dramatic difference in performance between midcap value and growth stocks. For the year, the S&P/BARRA Midcap Value Index returned 27.89%, while the S&P/BARRA Midcap Growth Index returned 9.15% -- a difference of over 1800 basis points. This sharp division in the midcap equity market compounded the narrowness problem and compromised the performance of our equity valuation method.

Consistent with our philosophy of adapting to the market, the Account had a positive exposure at the beginning of 2000 to companies that exhibited above-average earnings growth and positive earnings surprises. When the technology bubble burst in March, Managers naturally had to mitigate the Account's exposure to earnings growth. No sooner had this been accomplished than the market's preferences changed again. This pattern of extraordinary volatility was to repeat itself throughout the year, with value eventually beating growth roundly. Although the Account is growth driven, given the blended style, Managers consider both growth (earnings) and value (price) characteristics of stocks we choose for the Account. In retrospect, the Account's exposure to growth-type valuation factors was too large and its exposure to value-oriented inputs was too small. Subsequently, the Account's Managers have made adjustments, none significant, to its style to incorporate the lessons learned in the anomalous market conditions of 2000.

Two issues that negatively influenced return were Zale Corporation (-39.9%) and Univision Communications (-19.9%). Zale is a national retailer of jewelry, and investors became increasingly concerned over the prospects for the company based upon a slowing national economy and the discretionary nature of jewelry purchases. Univision Communications is a Spanish language television broadcaster that disappointed investors by announcing advertising bookings and rates that were below expectations.

The prospects for midcap companies are dynamic and there are a number of excellent investment opportunities. Account Managers will continue to manage the Account using a market-sensitive valuation model, and consolidate stock selection skills with a disciplined portfolio construction process. The Account will remain economic sector and capitalization neutral relative to its performance benchmark; the goal is to add consistent value through superior stock selection and systematic risk control.

Comparison of Change in Value of $10,000 Investment in the MidCap Growth Account, Lipper Mid-Cap Growth Fund Average, Lipper Mid-Cap Core Fund Average, Morningstar Mid-Cap Growth Category, Russell Midcap Growth Index and S&P 400 MidCap Index



        Total Returns*
        as of December 31, 2000
        1 Year  Since Inception
        8.10%                5.57%**
** Since inception date 5/1/98


                             Morningstar
                 Russell      Mid-Cap       Lipper         Lipper       MidCap
      S&P 400   MidCap Value  Growth      Mid-Cap Core  Mid-Cap Growth  Growth
    MidCap Index    Index     Category    Fund Average   Fund Average   Account*

Thousands

        10        10           10           10              10            10
"1998"  10.538    10.389       10.258       9.672           9.814         9.66
"1999"  12.089    15.719       16.813       13.373          16.964        10.691
"2000"  14.206    13.872       15.653       14.322          18.662        11.557


Note: Past performance is not predictive of future performance.


MidCap Growth Equity Account
(Chris McHugh, William McVail and Robert Turner)
For the period from its inception on October 24 to December 31, 2000, MidCap Growth Equity Account returned -18.70%. The Account's results underperformed the 17.68% loss of the Russell Midcap Growth Index, the benchmark index.

The Account's performance was hurt by a market that was inhospitable to growth stocks (mid-cap value stocks were up sharply and mid-cap growth stocks were down sharply during the period). The Account's growth-oriented holdings -- stocks with strong prospective earnings power and above-average price/earnings ratios -- were hit hard, falling victim to what amounted to an extreme correction in valuations. Investors showed a preference for less expensive, lower-beta stocks that were perceived to be safer.

Only three of the Account's ten sector investments -- in energy, financial services, and materials/processing -- outperformed their corresponding Russell Midcap Growth Index sectors. Energy holdings were up 14% versus 11% for the Index's energy sector, the Account's financial-services holdings advanced 7% versus 1% for the Index sector, and the Account's materials/processing holdings climbed 16% versus a 14% loss for the Index sector.

By far, the Account's technology holdings (which represented the Account's largest single sector weighting, about 40%) detracted the most from performance. The technology sector of the market fell 36% during the reporting period, but the Account's tech holdings dropped 41%. Why was the Account so heavily invested in technology? Because technology is a big part of the Russell Midcap Growth Index. In following a sector-neutral policy, Account Managers keep the sector weightings of the Account close to those of the Russell MidCap Growth Index. Since the sector weightings of the Account are close to those of the Index, a big index sector like technology results in the Account having similarly big holdings in technology stocks.

Contributing the most to performance was a positive return in energy stocks, which benefited from increased pricing power in the oil and natural-gas industries. In absolute terms, the Account's materials/processing stocks had the highest return. It's technology stocks recorded the worst absolute return, due to weak optical- and wireless-technology holdings, which had been one of the market's favorites until a number of industry leaders reported late in the period a slowing of what had been hyperactive revenue and earnings growth.

Comparison of Change in Value of $10,000 Investment in the MidCap Growth Equity Account, Lipper Mid-Cap Growth Fund Average, Morningstar Mid-Cap Growth Category and Russell MidCap Growth Index



        Total Returns*
        as of December 31, 2000

        Since Inception
        -18.70%**

** Since inception date 10/24/00




       Russell       Morningstar       Lipper
     MidCap Growth  Mid-Cap Growth  Mid-Cap Growth    MidCap Growth
        Index         Category       Fund Average     Equity Account*

Thousands

        10            10               10                 10
"2000"  8.239         8.643            8.999              8.13


Note: Past performance is not predictive of future performance.


MidCap Value Account
(Robert Gendelman)
The MidCap Value Account significantly outperformed the Russell MidCap Value Index in the one-year period ending December 31, 2000. The Account gained 31.03% in the period while its benchmark index rose 19.18%.

The market environment in the year 2000 was very different from that of 1999. While 1999 was a year that brought fame and fortune to the NASDAQ, dot.coms, and most anything technology related, 2000 ignited worries that the high valuations given to many tech stocks were not warranted. The Federal Reserve's (Fed) series of interest rate increases began to take effect and resulted in decelerated corporate earnings growth. A slowing economy, high oil prices, a weak Euro, and negative earnings warnings and reports all tempered investor enthusiasm during the year. Growth stocks dominated the market in 1999. But as many growth stocks failed to meet lofty expectations, investors began to seek out high-quality, value-oriented stocks of all market caps.

In this environment, Account Managers continued a commitment to invest in good businesses at attractive prices that possess positive risk-reward characteristics. An allocation to financials is one area where value was added. This was done through a reduction in sector weighting coincident with the start of the Fed's series of rate increases, followed by an increase in sector exposure as Managers felt that the tightening cycle was nearing completion. The Account's financial holdings (27.14% of total equity market value as of 12-31-00) achieved a higher absolute return than those of the Russell MidCap Value Index due to strong stock selection and had the most favorable impact on portfolio total return for the one-year period ended December 31, 2000. Insurance companies MetLife (1.22% of total net assets), ACE Limited (1.26% of total net assets), and XL Capital (1.58% of total net assets) all made solid contributions. Due to high oil prices and industry deregulation, Managers made diligent selections within the utilities and energy sectors (10.13% and 8.65% of total equity market value, respectively). Strong stock selection in both sectors led to better absolute returns as compared to the Index, although the Account was unfortunately underweight the utilities sector. Coastal Corp. (1.14% of total net assets) and Anadarko Petroleum (0.73% of total net assets) both made positive contributions to Account's return. Although it did have a small positive impact on return, the Accounts exposure to technology (7.75% of total equity market value) was reduced over the year because of the market's indiscriminant selling within the sector. Holdings within basic materials (5.60% of total equity market value) and communication services (1.03% of total equity market value) had the least favorable impact on portfolio total return. Smurfit-Stone Container Corp., producer of paper-based packaging and other products, and AK Steel Holding Corp., an integrated steel producer, were two main reasons for the negative impact of basic materials, while Allegiance Telecom was a disappointing communication services holding (all three were eliminated from the portfolio during the period).

The market is, and will likely continue to be, a volatile place. Many things changed from 1999 to 2000 and they will probably change again. Taking this into consideration, Account Managers will continue striving to invest in financially sound, fundamentally fit companies that will grow and prosper for years to come. Account Managers feel that the investment techniques, including risk management, diversification, and a great deal of prudence, will successfully lead the Account's investors through an ever-changing landscape.

Comparison of Change in Value of $10,000 Investment in the MidCap Value Account, Lipper Mid-Cap Value Fund Average, Morningstar Mid-Cap Value Category and Russell Midcap Value Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        31.03%  24.75%**
** Since inception date 5/3/99




      Russell      Morningstar      Lipper
    MidCap Value  Mid-Cap Value   Mid-Cap Value   MidCap Value
       Index        Category       Fund Average     Account*

Thousands

        10          10              10               10
"1999"  9.419       10.023          10.943           11.024
"2000"  11.226      11.709          12.766           14.445


Note: Past performance is not predictive of future performance.


Money Market Account
(Michael Johnson and Alice Robertson)
The Federal Reserve (Fed) spent the first half of 2000 continuing in the credit-tightening mode they commenced during 1999. After adjusting the Fed Funds rate* from 4.75 to 5.50% during the latter half of 1999, the Fed started back up in early 2000. In February they stepped in for the first in a series of three rate hikes - raising the targeted rate from 5.50 to 5.75%. The Fed bumped up another 0.25% at the March Federal Open Market Committee (FOMC) meeting and a final 0.50% at the May FOMC meeting. During the latter part of the year, economic releases were beginning to show some signs of weakness. At the December FOMC meeting, the Fed maintained the 6.50%, however, it moved its bias from that of inflation to weakness. The industry average maturity over the course of 2000 was in the 50-57 day area with the days fluctuating downward when the market was anticipating another Fed rate hike. The Money Market Account strives to stay close to the industry average. Account Managers actively monitor the industry averages in order to keep both yields and average maturities in line. The Account continues to invest from a list of high quality investments that is actively monitored by our fixed income analytical staff.

Investments in the Money Market Account are neither insured nor guaranteed by the U.S. Government. While the Account strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.

* The Fed Funds rate is the rate at which banks lend to each other on an overnight basis.

Real Estate Account
(Kelly Rush)
Real estate stocks provided robust investment performance for the twelve-month period that ended December 31, 2000. The Real Estate Account's 31.0% return easily outdistanced the S&P 500's -9.1%. This was a reversal of fortunes from the prior twelve months when the S&P 500 was up 21.0% while the Real Estate Account lagged at -4.48%.

Triggering this reversal was a decline in enthusiasm for high-growth, technology-oriented stocks. Nervous that technology stock prices had over-inflated, investors sought attractively valued sectors with reliable earnings growth. Real estate stocks fit this profile. Real estate stock prices looked cheap because they had been declining since peaking in October 1997. Meanwhile, earnings growth had been solid in 1998 and 1999, and the outlook for 2000 and beyond was favorable.

As expected, real estate markets remained vibrant throughout 2000. Despite a slowing economy in the second half of the year, there was generally no evidence of deteriorating demand for commercial real estate space. This is not necessarily surprising as real estate demand tends to be a lagging rather than leading indicator.

Demand is expected to soften in 2001 as the economy slows. The good news is U.S. construction activity is at a reasonable pace and a slowing of demand should not be catastrophic. To the contrary, real estate companies are expected to reliably deliver 7-8% earnings growth in 2001.

Relative performance for the Account remained strong in the past twelve months. The Real Estate Account outperformed both its peer average and its benchmark index. Account returns exceeded the Lipper Real Estate Fund (Variable Universe) average by 5.6% and the Morgan Stanley REIT Index by 4.2%. Portfolio over-weightings in owners of multi-family, office and industrial properties drove superior returns. Account Managers also emphasized companies owning real estate in strong coastal markets, especially San Francisco. This strategy also helped to propel relative returns.

Comparison of Change in Value of $10,000 Investment in the Real Estate Account, Lipper Real Estate Fund Average, Morningstar Specialty - Real Estate Category and Morgan Stanley REIT Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        30.97%  6.03%**
** Since inception date 5/1/98


                     Morningstar
                     Specialty -     Lipper
     Morgan Stanley  Real Estate   Real Estate   Real Estate
      REIT Index      Category     Fund Average    Account*

Thousands

        10             10            10             10
"1998"  8.677          8.592         8.25           9.344
"1999"  8.282          8.304         7.991          8.925
"2000"  10.502         10.449        10.038         11.689


Note: Past performance is not predictive of future performance.


SmallCap Account
(John McClain and Tom Morabito)
The SmallCap Account began the year strongly, but as the year progressed, the market fled the growth areas where the Account had overweighted. As a result, performance suffered and the Account underperformed its benchmark indices. The Account returned -11.73%, compared to 11.80% for the S&P 600, -3.02% for the Russell 2000, and 5.07% for the Lipper SmallCap Core Mutual Fund average. (Lipper Variable Universe SmallCap average was -1.50%.)

During the year, the Account increased its exposure to sectors offering more growth, such as technology and communications. This was based on the expectation that the economy would moderate from its very high growth rates of the first half of the year and that fears of further increases of interest rates by the Fed would prove unfounded. Unfortunately, as the year progressed, energy prices spiked higher putting additional pressure on global economic growth. Simultaneously, the Euro weakened significantly putting even more pressure on companies that do business in that region. The cumulative effect of these developments was to shift market worries from too rapid growth to earnings fears, completely bypassing the middle ground scenario (moderate growth) which Account Managers had anticipated. As a result, the market fled the sectors Managers had overweighted and gravitated to more traditional value sectors (such as homebuilders) which had been underweighted. As these trends became apparent, Account Managers shifted the portfolio back towards value but remained overweight in technology.

As discussed above, the market action early in the year favored a growth position and the Account did well. However, toward year-end, several blue chip technology companies announced weaker than expected results, frequently citing weaker than expected growth in Europe. This weakness was probably due to the negative impact of higher energy prices and a sharp decline in the Euro. Earnings fears built as the year closed. Small technology stocks were hit particularly hard as downward price movements were exaggerated by tax loss selling.

Exiting the year, the Account had moderately shifted away from growth toward value but remained overweight in technology. Energy prices remain a significant risk, which is why Account Managers have somewhat reduced the Account's growth weighting. Fortunately, the evidence strongly shows crude inventories should begin to build in the near term and by the middle of next year, crude prices should be noticeably lower than they are currently, possibly falling below $25/barrel ($29/barrel at year-end 2000).

If the economy can achieve a soft landing (moderate growth), spending on areas such as technology and communications should continue to be strong providing a solid foundation for a rebound in the stock prices of many of the Account's holdings.

Comparison of Change in Value of $10,000 Investment in the SmallCap Account, Lipper Small-Cap Core Fund Average, Morningstar Small Blend Category, Russell 2000 Index and S&P 600 Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        -11.73% 0.28%**
** Since inception date 5/1/98





                               Morningstar Lipper
      Russell     S&P 600   Small Blend    Small-Cap Core    SmallCap
     2000 Index    Index     Category        Fund Average    Account*

Thousands

        10         10          10              10              10
"1998"  8.806      8.835       9.341           8.873           7.949
"1999"  10.678     9.931       11.039          11.396          11.413
"2000"  10.356     11.103      12.456          11.974          10.074


Note: Past performance is not predictive of future performance.


SmallCap Growth Account
(Jay Tracey III)
The U.S. stock market experienced a down fourth quarter, led by continued weakness in technology stocks. The tech-heavy NASDAQ Composite Index was down 32.74% and stood more than 50% below its high of last March. The S&P 500 Index declined 7.82%. The Russell 2000 Index declined 6.91%, but the Russell 2000 Growth Index, which has a higher tech weighting, was off 20.20%. In contrast, the "old economy" Dow Jones Industrial Average managed a slight gain of about 1.70%, the only significant benchmark to show a gain in the quarter. Value stocks outperformed growth stocks during the quarter and for the year, in part because of technology, but also because valuations became more important to investors as interest rates increased and profit growth expectations came down with the slowdown in the economy.

Technology, the market's worst performing sector, was the big problem for growth funds in general and the SmallCap Growth Account in particular, even though its holdings performed in line with their benchmarks. The Account is not significantly overweighted in technology, so Managers are continuing to focus on the merits of individual holdings. Account Managers reduced or eliminated positions whose revenue and earnings performance seemed at risk, but added opportunistically to others whose prices declined to attractive levels and whose businesses appear still to be on track. For example, Infospace (0.7% of assets) was added when the stock was under severe stress near the end of the quarter.

Results in the healthcare sector were mixed. Cephalon (2.2% of assets), Regeneron (1.9% of assets) and Invitrogen (2.0% of assets) were among the
Account's stronger biotech holdings. Accredo Health (1.1% of assets), a specialty services provider, also did well. But most other holdings declined as investors increasingly favored companies that generate current earnings over those whose valuations are based on anticipated future results. Account Managers continue to be enthusiastic about biotech companies that have demonstrated technology leadership, addressed large market opportunities, met their milestones and signed significant partnership agreements. Managers believe the Account's holdings are well-positioned to benefit when confidence returns to the market and investors are again willing to look further into the future.

The energy sector, in which the Account is overweighted, was the most positive contributor, led by gains in services companies such as Veritas DGC (3.0% of assets), National-Oilwell (1.7% of assets), Patterson Energy (2.0% of assets) and Precision Drilling (1.8% of assets). Account Managers expect 2001 to be a period of accelerating earnings growth, positive earnings surprises and upward earnings revisions for this group, so managers will continue the Account's overweighting.

Beyond that, it comes down to individual holdings, such as Investors Financial Services (1.7% of assets), which gained another 36% in the quarter. The position was trimmed somewhat toward the end of the quarter, based upon its expanded valuation. Cox Radio (1.4% of assets), rebounding from price weakness in the third quarter, also was a positive performer, as was Skywest (1.8% of assets).

The coming year will be a lower-growth year for the economy and corporate profits. Account Managers believe the bear market in technology is in the past and there are good long-term prospects for the sector. One objective is to be positioned in stocks that are most likely to rebound quickly and strongly when the market recovers, based upon fundamental strength of the underlying companies. Energy is likely to be a bright spot in terms of earnings growth. Account Managers are also optimistic about the outlook for a wide variety of healthcare stocks. Most consumer stocks are uninteresting but, over the next few months, broadcasters may become more attractive as interest rates decrease and the outlook for advertising spending growth improves. For now, the Account will remain underweighted and very selective in the consumer sector.

Comparison of Change in Value of $10,000 Investment in the SmallCap Growth Account, Lipper Small-Cap Growth Fund Average, Morningstar Small Growth Category and Russell 2000 Growth Index



        Total Returns*
        as of December 31, 2000
        1 Year    5 Year
        -13.91%   22.92%**
** Since inception date 5/1/98



                    Morningstar       Lipper
    Russell 2000    Small Growth  Small-Cap Growth   SmallCap Growth
    Growth Index      Category      Fund Average         Account*

Thousands

        10              10             10                10
"1998"  8.993           9.341          8.873             10.296
"1999"  12.868          15.081         14.43             20.148
"2000"  9.982           14.22          13.716            17.345

Note: Past performance is not predictive of future performance.


SmallCap Value Account
(Marian Pardo)
The SmallCap Value Account had a positive year, returning 23.87%. The Account slightly outperformed its benchmark, the Russell 2000 Value Index, which returned 22.83% for the year ending December 31, 2000.

2000 was a difficult year for the U.S. equity markets; the broad small cap market outperformed the S&P 500 for the year, but both were in negative territory. The Russell 2000 Index returned -3.02% for the 12 months ending December 31, 2000, while the S&P 500 returned -9.11% during the same period.

The year was characterized by extreme volatility and a flight to value stocks, as small cap value names dominated performance and many of last year's best performing small telecom, technology and services names plunged. Pharmaceuticals were a clear exception, proving that investors were still interested in companies with strong growth potential and were eager to find substitutes for down-sized tech names. A slowing economy, replete with earnings disappointments and political uncertainty, undermined investor confidence in growth stocks and internet-related names in particular. This movement away from growth stocks was represented by the notable disparity between the Russell style indexes during the year. Small cap value stocks were the top performers for the year as the Russell 2000 Value Index (22.83%) outperformed the Russell 2000 (-3.02%) and the Russell 2000 Growth (-22.43%).

Even though the sector weights of the Account remained within 1% of the Russell 2000 Value Index weights, sector allocation was the main driver behind excess return for the year. Stock selection detracted from return, as the portfolio underperformed the index in 11 of 17 sectors. The Account's holdings in the consumer cyclical, finance and REIT sectors contributed most to overall return, while holdings in the software and services, health services and systems, and semiconductors sectors were detractors.

Holdings that contributed most to performance for the past twelve months included Bank United (finance), Greenpoint Financial (finance) and Gentek Inc. (industrial cyclical). Bank United was up 155.1% and overweighted relative to the index. Greenpoint Financial was up 115.8% and overweighted; Gentek Inc. was up 60.3% and overweighted as well. Holdings that detracted most from performance for the past twelve months included Geon Company (industrial cyclical), Georgia Gulf Corp (industrial cyclical) and Imperial Bancorp (finance). Geon Company was down 45.3% and liquidated by the end of the reporting period. Georgia Gulf was down 42.8% and overweighted relative to the index. Imperial Bancorp was up 17.5% and not held in the portfolio.

Looking ahead, Account Managers expect continued broadening trends that favor a multi-sector investment strategy. A continued emphasis on security selection is well suited to a market environment in which valuations are likely to be driven by fundamentals.

Comparison of Change in Value of $10,000 Investment in the SmallCapValue Account, Lipper Small-Cap Value Fund Average, Morningstar Small Value Category and Russell 2000 Value Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        23.87%  9.62%**
** Since inception date 5/1/98



                     Morningstar        Lipper
    Russell 2000     Small Value    Small-Cap Value   SmallCap Value
     Value Index       Category       Fund Average        Account*

Thousands

        10             10               10                   10
"1998"  8.592          8.441            8.873                8.494
"1999"  8.464          8.82             9.435                10.316
"2000"  10.396         10.318           11.112               12.778


Note: Past performance is not predictive of future performance.


Utilities Account
(Catherine Zaharis)
The utilities industry again has been marked by returns that are dramatically different for each industry. Returns for this sector were stronger than the broader market, with one year utility returns over twice the S&P 500 returns. However, the Utilities Account, as well as our peers, dramatically lagged the Utility benchmark. The Dow Jones Utility Index represents electric and gas utility companies. These firms have been beneficiaries of several scenarios in the U.S. that have been quite positive for this sector in the past year. The benchmark excludes telephone companies, which were impacted in a negative fashion by market events.

Demand growth for electricity has begun to rise in this new world economy. Massive amounts of energy are need to provide proper cooling and electrification to high tech facilities. New major power plants to produce electricity have been virtually non-existent in the U.S. for over 10 years. So as demand has grown, supply has not. This was fine in the early 1990's, as there was more than enough electricity to go around. However, we have now used up that extra supply in the U.S. and find ourselves a little short of what is needed on the hottest days. Prices have spiked from $30 per megawatt hour to over $1,000 per megawatt hour. Those companies that have power to sell into the market and have undertaken a generation strategy have performed quite well. Those companies having to purchase power in these markets have suffered. The Account Manager's goal is to find those companies that have the best strategies and have exhibited the ability to execute those strategies effectively.

The telecom industry has been in a very different environment. This industry is one where although usage is growing dramatically, huge amounts of funding are needed to keep up with the most current technology. So although demand is growing, funds are continually needed to plow back into the business to continue to grow. This has hurt many of these companies. Also, traditional areas of growth, such as long distance phone calls have slowed noticeably hurting the traditional bellwethers of this industry. During the past year, Account Managers have focused more on electricity and gas, and have sold some telephone companies as they continue to struggle in this environment.

Account  Managers   continue  to  monitor  industry   conditions  and  look  for
opportunities in either sector.

Comparison of Change in Value of $10,000 Investment in the Utilities Account, Lipper Utilities Fund Average, Morningstar Specialty - Utilities, Dow Jones Utilities Index with Income and S&P 500 Index



        Total Returns*
        as of December 31, 2000
        1 Year  5 Year
        19.18%  13.63%**
** Since inception date 5/1/98



                Dow Jones   Morningstar
                Utilities   Specialty -    Lipper
      S&P 500   Index with  Utilities     Utilities     Utilities
       Index      Income     Category    Fund Average   Account*

Thousands

        10         10         10            10             10
"1998"  11.172     10.25      10.973        10.957         11.536
"1999"  13.523     9.663      12.766        12.69          11.8
"2000"  12.291     14.598     13.679        13.687         14.063


Note: Past performance is not predictive of future performance.


Important Notes:

The values of these indexes will vary according to the aggregate value of the common equity of each of the securities included. The indexes represent asset types which are subject to risk, including possible loss of principal. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Investments in the MidCap, SmallCap and International SmallCap Accounts involve more abrupt or erratic market movements and may involve greater risk than other stock fund investments.

The International Accounts' shares are subject to volatility caused by exchange rates, foreign economies and taxation.

The Real Estate Account investing involves risks inherent to the real estate industry and REITs, such as general and local economic conditions.

The Utilities Account is subject to market conditions directly related to the utilities industry.

While the underlying securities of Government Securities Account are guaranteed by the U.S. Government as to the timely payment of principal and interest, Account shares are not.

Dow Jones Utility Index with Income: This average is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.

Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Lehman Brothers Baa Corporate Index: An unmanaged index of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or Standard & Poor's.

Lehman Brothers Government/Corporate Bond Index is composed of all bonds that are investment grade (rated BAA or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Lehman Brothers Mortgage-Backed Bond Index is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Lipper Balanced Fund Average: This average consists of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The one-year average currently contains 470 funds.

Lipper Corporate Debt BBB Rated Fund Average: This average consists of funds which invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The one-year average currently contains 154 funds.

Lipper Emerging Markets Fund Average: This average consists of funds which invest at least 65% of their total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. The one-year average currently contains 191 funds.

Lipper Flexible Portfolio Fund Average: This average consists of funds which allocate their investments across various asset classes, including domestic common stocks, bonds and money market instruments, with a focus on total return. The one-year average currently contains 246 funds.

Lipper International Fund Average: This average consists of funds which invest in securities primarily traded in markets outside of the United States. The one-year average currently contains 696 funds.

Lipper International Small-Cap Fund Average: This average consists of funds which invest at least 65% of their assets in equity securities of non-United States companies with market capitalizations less than U.S. $1 billion at the time of purchase. The one-year average currently contains 79 funds.

Lipper Large-Cap Core Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 519 funds.

Lipper  Large-Cap  Growth Fund  Average:  This  average  consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 549 funds.

Lipper Large-Cap Value Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 389 funds.

Lipper Mid-Cap Core Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 300% of the dollar weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 145 funds.

Lipper Mid-Cap Growth Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 236 funds

Lipper Mid-Cap Value Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The one-year average currently contains 389 funds

Lipper Real Estate Fund Average: This average consists of funds which invest 65% of their equity portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The one-year average currently contains 144 funds.

Lipper S&P 500 Index Fund Average: This average consists of funds that are passively managed, have limited expenses (advisor fee no higher than 0.50%), and are designed to replicate the performance of the Standard & Poor's 500 Index on a reinvested basis. The one-year average currently contains 135 funds

Lipper Small-Cap Core Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. The one-year average currently contains 199 funds.

Lipper Small-Cap Growth Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar weighted median market capitalization of the S&P Small-Cap 600 Index. These funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The one-year average currently contains 277 funds.

Lipper Small-Cap Value Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 250% of the dollar weighted median market capitalization of the S&P Small-Cap 600 Index. These funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. The one-year average currently contains 313 funds.

Lipper U.S. Mortgage Fund Average: this average consists of mutual funds investing at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies. The one year average currently contains 61 mutual funds.

Lipper Utilities Fund Average: This average consists of funds which invest 65% of their equity portfolio in utility shares. The one-year average currently contains 95 funds.

Morgan  Stanley  Capital   International   EMF  (Emerging  Markets  Free)  Index
capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, Far East) Index is a stock index designed to measure the investment returns of developed economies outside of North America.

Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Morningstar Diversified Emerging Markets Category: Diversified emerging-markets funds invest in developing nations. Most funds divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe.

Morningstar Domestic Hybrid Category: Domestic-hybrid funds divide their assets among stocks. These funds tend to focus on conservative stocks and bonds.

Morningstar Foreign Stock Category: Foreign-stock funds can invest in any country outside the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand.

Morningstar Intermediate Government Bond Category: Intermediate-term government funds devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.

Morningstar Intermediate-Term Bond Category: Intermediate-term bond funds have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.

Morningstar Large Blend Category: Large-cap blend funds focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.

Morningstar Large Growth Category: Large-cap growth funds invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.

Morningstar Large Value Category: Large-cap value funds focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.

Morningstar Mid-Cap Blend Category: The typical mid-cap blend fund invests in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.

Morningstar Mid-Cap Growth Category: Some mid-cap growth funds invest in stocks of all sizes, but most focus directly on mid-size companies. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.

Morningstar Mid-Cap Value Category: Mid-cap value funds buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

Morningstar Small Blend Category: Small-cap blend funds favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.

Morningstar Small Growth Category: Small-cap growth funds focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.

Morningstar Small Value Category: Small-cap value funds invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

Morningstar Specialty - Real Estate Category: Specialty real-estate funds invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.

Morningstar Specialty - Utilities: Specialty-utilities funds invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These funds tend to provide relatively little capital appreciation, and more in the way of yield. These funds are sensitive to interest rates and industry changes.

Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

Russell Midcap Value Index is an index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.

S&P 600 Index: This is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.

S&P/BARRA 500 Value Index is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

S&P Midcap 400 Index includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


GENERAL INFORMATION ABOUT AN ACCOUNT

Eligible Purchasers
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life Insurance Company or of other insurance companies, 2) Principal Life Insurance Company or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life Insurance Company or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.

Shareholder Rights
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares which the Fund has the authority to issue, without a shareholder vote.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.

Non-Cumulative Voting
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% if the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.

Purchase of Account Shares
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are not restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.

Sale of Account Shares
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which i) disposal by a fund of securities owned by it is not reasonably practicable, ii) it is not reasonably practicable for a fund to fairly determine the value of its net assets; or iii) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.

In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

Restricted Transfers
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven day period.

Financial Statements
You will receive an annual financial statement for the Fund, examined by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited. The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.


FINANCIAL HIGHLIGHTS

PRINCIPAL VARIABLE CONTRACTS FUND, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

ASSET ALLOCATION ACCOUNT                                       2000         1999         1998         1997        1996
------------------------                                       -------------------------------------------        ----
Net Asset Value, Beginning of Period...................      $13.23       $12.30       $11.94       $11.48      $11.11
Income from Investment Operations:
   Net Investment Income...............................         .35          .35          .31          .30         .36
   Net Realized and Unrealized Gain (Loss) on Investments     (.17)         2.00          .76         1.72        1.06
                       Total from Investment Operations         .18         2.35         1.07         2.02        1.42
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.34)        (.35)        (.31)        (.30)       (.36)
   Distributions from Capital Gains....................      (1.05)       (1.07)        (.40)       (1.26)       (.69)
                      Total Dividends and Distributions      (1.39)       (1.42)        (.71)       (1.56)      (1.05)
Net Asset Value, End of Period.........................      $12.02       $13.23       $12.30       $11.94      $11.48
Total Return...........................................       1.61%       19.49%        9.18%       18.19%      12.92%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $94,905      $89,711      $84,089      $76,804     $61,631
   Ratio of Expenses to Average Net Assets.............        .84%         .85%         .89%         .89%        .87%
   Ratio of Net Investment Income to Average Net Assets       2.67%        2.50%        2.51%        2.55%       3.45%
   Portfolio Turnover Rate.............................       67.8%        86.7%       162.7%       131.6%      108.2%

BALANCED ACCOUNT                                               2000         1999         1998         1997        1996
------------------------------------------------------------------- --------------------------------------        ----
Net Asset Value, Beginning of Period...................      $15.41       $16.25       $15.51       $14.44      $13.97
Income from Investment Operations:
   Net Investment Income...............................         .45          .56          .49          .46         .40
   Net Realized and Unrealized Gain (Loss) on Investments     (.43)        (.19)         1.33         2.11        1.41
                       Total from Investment Operations         .02          .37         1.82         2.57        1.81
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --         (.57)        (.49)        (.45)       (.40)
   Distributions from Capital Gains....................         --         (.62)        (.59)       (1.05)       (.94)
   Excess Distributions from Capital Gains(a) .........         --         (.02)          --          --            --
     Total Dividends and Distributions                          --        (1.21)       (1.08)       (1.50)      (1.34)
Net Asset Value, End of Period.........................      $15.43       $15.41       $16.25       $15.51      $14.44
Total Return...........................................        .13%        2.40%       11.91%       17.93%      13.13%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $167,595     $209,747     $198,603     $133,827     $93,158
   Ratio of Expenses to Average Net Assets.............        .60%         .58%         .59%         .61%        .63%
   Ratio of Net Investment Income to Average Net Assets       2.74%        3.36%        3.37%        3.26%       3.45%
   Portfolio Turnover Rate.............................       62.6%        21.7%        24.2%        69.7%       22.6%

BLUE CHIP ACCOUNT                                              2000         1999(b)
-----------------                                              ---- ------------
Net Asset Value, Beginning of Period...................      $10.38       $10.15
Income from Investment Operations:
   Net Investment Income...............................         .05          .08
   Net Realized and Unrealized Gain (Loss) on Investments    (1.16)          .24
                       Total from Investment Operations      (1.11)          .32
Less Dividends from Net Investment Income                     (.05)        (.09)
Net Asset Value, End of Period.........................       $9.22       $10.38
Total Return...........................................    (10.69)%        1.15%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $5,552       $6,453
   Ratio of Expenses to Average Net Assets.............        .78%         .69%(d)
   Ratio of Net Investment Income to Average Net Assets        .46%        1.33%(d)
   Portfolio Turnover Rate.............................       88.7%        16.2%(d)

BOND ACCOUNT                                                   2000         1999         1998         1997        1996
Net Asset Value, Beginning of Period                         $10.89       $12.02       $11.78       $11.33      $11.73
Income from Investment Operations:
   Net Investment Income...............................         .85          .81          .66          .76         .68
   Net Realized and Unrealized Gain (Loss) on Investments       .04       (1.12)          .25          .44       (.40)
                       Total from Investment Operations         .89        (.31)          .91         1.20         .28
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --         (.82)        (.66)        (.75)       (.68)
   Excess Distributions from Capital Gains(a)..........         --            --        (.01)         --            --
                      Total Dividends and Distributions         --         (.82)        (.67)        (.75)       (.68)
Net Asset Value, End of Period                               $11.78       $10.89       $12.02       $11.78      $11.33
Total Return...........................................       8.17%      (2.59)%        7.69%       10.60%       2.36%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $116,216     $125,067     $121,973      $81,921     $63,387
   Ratio of Expenses to Average Net Assets.............        .51%         .50%         .51%         .52%        .53%
   Ratio of Net Investment Income to Average Net Assets       7.47%        6.78%        6.41%        6.85%       7.00%
   Portfolio Turnover Rate.............................       81.5%        40.1%        26.7%         7.3%        1.7%

CAPITAL VALUE ACCOUNT                                          2000        1999         1998         1997        1996
Net Asset Value, Beginning of Period                         $30.74       $37.19       $34.61       $29.84      $27.80
Income from Investment Operations:
   Net Investment Income...............................         .50          .78          .71          .68         .57
   Net Realized and Unrealized Gain (Loss) on Investments       .13       (2.41)         3.94         7.52        5.82
                       Total from Investment Operations         .63       (1.63)         4.65         8.20        6.39
Less Dividends and Distributions:
   Dividends from Net Investment Income                       (.50)        (.80)        (.71)       (.67)         (.58)
   Distributions from Capital Gains....................       (.15)       (3.13)       (1.36)      (2.76)        (3.77)
   Excess Distributions from Capital Gains(a)..........          --        (.89)          --          --           --
                      Total Dividends and Distributions        (.65)      (4.82)       (2.07)       (3.43)      (4.35)
Net Asset Value, End of Period.........................      $30.72       $30.74       $37.19       $34.61      $29.84
Total Return...........................................       2.16%      (4.29)%       13.58%       28.53%      23.50%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $283,325     $367,927     $385,724     $285,231    $205,019
   Ratio of Expenses to Average Net Assets.............        .60%         .43%         .44%         .47%        .49%
   Ratio of Net Investment Income to Average Net Assets       1.54%        2.05%        2.07%        2.13%       2.06%
   Portfolio Turnover Rate.............................      141.8%        43.4%        22.0%        23.4%       48.5%

EQUITY GROWTH ACCOUNT(e)                                       2000         1999         1998         1997        1996
---------------------                                          -------------------------------------------        ----
Net Asset Value, Beginning of Period                         $23.89       $18.33       $16.30       $14.52      $12.94
Income from Investment Operations:
   Net Investment Income (Operating Loss)                       .02        (.01)          .04          .04         .11
   Net Realized and Unrealized Gain (Loss) on Investments    (2.73)         7.17         2.99         4.26        3.38
                       Total from Investment Operations      (2.71)         7.16         3.03         4.30        3.49
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           --         (.04)        (.04)       (.11)
   Distributions from Capital Gains....................       (.81)       (1.60)        (.96)       (2.48)      (1.80)
                      Total Dividends and Distributions       (.81)       (1.60)       (1.00)       (2.52)      (1.91)
Net Asset Value, End of Period.........................      $20.37       $23.89       $18.33       $16.30      $14.52
Total Return...........................................    (11.71)%       39.50%       18.95%       30.86%      28.05%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $383,139     $379,062     $224,058     $149,182     $90,106
   Ratio of Expenses to Average Net Assets.............        .73%         .77%         .78%         .82%        .85%
Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................        .08%       (.08)%         .22%         .29%       1.05%
Portfolio Turnover Rate................................       69.1%        89.6%       155.6%       172.6%      166.9%

GOVERNMENT SECURITIES ACCOUNT                                  2000         1999         1998         1997        1996
-----------------------------                                  ---- --------------------------------------        ----
Net Asset Value, Beginning of Period                         $10.26       $11.01       $10.72       $10.31      $10.55
Income from Investment Operations:
   Net Investment Income...............................         .69          .71          .60          .66         .59
   Net Realized and Unrealized Gain (Loss) on Investment        .48        (.74)          .28          .41       (.24)
                       Total from Investment Operations        1.17        (.03)          .88         1.07         .35
Less Dividends from Net Investment Income..............          --        (.72)        (.59)        (.66)       (.59)
Net Asset Value, End of Period.........................      $11.43       $10.26       $11.01       $10.72      $10.31
Total Return...........................................      11.40%       (.29)%        8.27%       10.39%       3.35%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $127,038     $137,787     $141,317      $94,322     $85,100
   Ratio of Expenses to Average Net Assets.............        .51%         .50%         .50%         .52%        .52%
   Ratio of Net Investment Income to Average Net Assets       6.33%        6.16%        6.15%        6.37%       6.46%
   Portfolio Turnover Rate.............................        4.3%        19.7%        11.0%         9.0%        8.4%

GROWTH ACCOUNT                                                 2000         1999         1998         1997        1996
--------------                                                 ---- --------------------------------------        ----
Net Asset Value, Beginning of Period...................      $23.56       $20.46       $17.21       $13.79      $12.43
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............       (.02)          .14          .21          .18         .16
   Net Realized and Unrealized Gain (Loss) on Investments    (2.29)         3.20         3.45        3.53          1.39
                       Total from Investment Operations      (2.31)         3.34         3.66         3.71        1.55
Less Dividends and Distributions:
   Dividends from Net Investment Income................          --        (.14)        (.21)        (.18)       (.16)
   Distributions from Capital Gains....................      (4.42)        (.10)        (.20)        (.10)       (.03)
   Excess Distributions from Capital Gains(a)..........       (.40)         --            --         (.01)         --
                      Total Dividends and Distributions      (4.82)        (.24)        (.41)        (.29)       (.19)
Net Asset Value, End of Period.........................      $16.43       $23.56       $20.46       $17.21      $13.79
Total Return..........................................     (10.15)%       16.44%       21.36%       26.96%      12.51%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $294,762     $345,882     $259,828     $168,160     $99,612
   Ratio of Expenses to Average Net Assets.............        .60%         .45%         .48%         .50%        .52%
Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (.13)%         .67%        1.25%        1.34%       1.61%
Portfolio Turnover Rate................................       83.5%        65.7%         9.0%        15.4%        2.0%

INTERNATIONAL ACCOUNT                                          2000         1999         1998         1997        1996
---------------------                                          ---- --------------------------------------        ----
Net Asset Value, Beginning of Period...................      $15.95       $14.51       $13.90       $13.02      $10.72
Income from Investment Operations:
   Net Investment Income...............................         .10          .48          .26          .23         .22
   Net Realized and Unrealized Gain (Loss) on Investments    (1.48)         3.14         1.11         1.35        2.46

                       Total from Investment Operations      (1.38)         3.62         1.37         1.58        2.68
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.08)        (.47)        (.25)        (.23)       (.22)
   Distributions from Capital Gains....................       (.35)       (1.46)        (.51)        (.47)       (.16)
   Excess Distributions from Capital Gains(a)..........       (.24)        (.25)         --            --          --
                      Total Dividends and Distributions       (.67)       (2.18)        (.76)        (.70)       (.38)
Net Asset Value, End of Period.........................      $13.90       $15.95       $14.51       $13.90      $13.02
Total Return...........................................     (8.34)%       25.93%        9.98%       12.24%      25.09%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $190,440     $197,235     $153,588     $125,289     $71,682
   Ratio of Expenses to Average Net Assets.............        .90%         .78%         .77%         .87%        .90%
   Ratio of Net Investment Income to Average Net Assets        .81%        3.11%        1.80%        1.92%       2.28%
   Portfolio Turnover Rate.............................       99.9%        65.5%        33.9%        22.7%       12.5%

INTERNATIONAL EMERGING MARKETS ACCOUNT                         2000(f)
--------------------------------------                         ----
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income(g) ...........................         .02
   Net Realized and Unrealized (Loss) on Investments...       (.63)

                       Total from Investment Operations       (.61)
Less Dividends from Net Investment Income..............       (.02)

Net Asset Value, End of Period.........................       $9.37



Total Return...........................................     (6.14)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $4,883
   Ratio of Expenses to Average Net Assets(g)..........       1.34%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................       1.06%(d)
   Portfolio Turnover Rate.............................       44.0%(d)

INTERNATIONAL SMALLCAP ACCOUNT                                 2000         1999         1998(h)
------------------------------                                 ---- -------------------------
Net Asset Value, Beginning of Period...................      $16.66        $9.00        $9.97
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............       (.04)        (.02)          .01
   Net Realized and Unrealized Gain (Loss) on Investments    (1.89)         8.41        (.95)
                       Total from Investment Operations      (1.93)         8.39        (.94)
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           --         (.03)
   Distributions from Capital Gains....................       (.72)        (.25)         --
   Excess Distributions from Capital Gains(a)..........       (.14)          --          --
                      Total Dividends and Distribtuions       (.86)        (.25)        (.03)
Net Asset Value, End of Period.........................      $13.87       $16.66        $9.00
Total Return...........................................    (11.50)%       93.81%     (10.37)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $50,023      $40,040      $13,075
   Ratio of Expenses to Average Net Assets.............       1.44%        1.32%        1.34%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.26)%       (.28)%         .24%(d)
   Portfolio Turnover Rate.............................      292.7%       241.2%        60.3%(d)

LARGECAP GROWTH ACCOUNT                                        2000      1999(b)
-----------------------                                        ---- ------------
Net Asset Value, Beginning of Period...................      $13.26     $9.93
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)...........       (.08)     (.03)
   Net Realized and Unrealized Gain (Loss) on Investments    (1.51)      3.36
                       Total from Investment Operations      (1.59)      3.33
Net Asset Value, End of Period.........................      $11.67    $13.26
Total Return...........................................    (11.99)%    32.47%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $7,399    $7,045
   Ratio of Expenses to Average Net Assets(g)..........       1.20%     1.16%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.66)%    (.47)%(d)
   Portfolio Turnover Rate.............................       24.3%     39.6%(d)

LARGECAP GROWTH EQUITY ACCOUNT                                 2000(f)
------------------------------                                 ----
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Realized and Unrealized Gain (Loss) on Investments    (2.22)
                       Total from Investment Operations      (2.22)
Net Asset Value, End of Period.........................       $7.78
Total Return...........................................    (22.20)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $4,233
   Ratio of Expenses to Average Net Assets(g)..........       1.04%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.22)%(d)
   Portfolio Turnover Rate.............................      217.6%(d)

LARGECAP STOCK INDEX ACCOUNT(i)                                2000         1999(b)
----------------------------                                   ---- ------------
Net Asset Value, Beginning of Period...................      $10.71        $9.83
Income from Investment Operations:
   Net Investment Income(g)............................         .10          .06
   Net Realized and Unrealized Gain (Loss) on Investments    (1.14)          .97
                       Total from Investment Operations      (1.04)         1.03
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.10)        (.07)
   Distributions from Capital Gains....................       (.01)        (.08)
   Excess Distributions from Capital Gains(g)..........       (.04)          --
                      Total Dividends and Distributions       (.15)        (.15)
Net Asset Value, End of Period.........................       $9.52       $10.71
Total Return...........................................     (9.67)%        8.93%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $59,626      $46,088
   Ratio of Expenses to Average Net Assets(g)..........        .40%         .40%(d)
   Ratio of Net Investment Income to Average Net Assets       1.01%        1.41%(d)
   Portfolio Turnover Rate.............................       11.0%         3.8%(d)

MICROCAP ACCOUNT                                               2000         1999         1998(h)
----------------                                               ---- -------------------------
Net Asset Value, Beginning of Period...................       $8.07        $8.17       $10.04
Income from Investment Operations:
   Net Investment Income(g)............................         .04          .02          .03
   Net Realized and Unrealized Gain (Loss) on Investments       .93        (.11)       (1.86)
                       Total from Investment Operations         .97        (.09)       (1.83)
Less Dividends from Net Investment Income..............       (.04)        (.01)        (.04)
Net Asset Value, End of Period.........................       $9.00        $8.07        $8.17
Total Return                                                 12.13%      (1.07)%     (18.42)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $10,397       $6,418       $5,384
   Ratio of Expenses to Average Net Assets(g)..........       1.06%        1.06%        1.38%(d)
   Ratio of Net Investment Income to Average Net Assets       0.59%        0.22%        0.57%(d)
   Portfolio Turnover Rate.............................      178.8%        88.9%        55.3%(d)

MIDCAP ACCOUNT                                                 2000         1999         1998         1997        1996
--------------                                                 ---- --------------------------------------        ----
Net Asset Value, Beginning of Period...................      $36.90       $34.37       $35.47       $29.74      $25.33
Income from Investment Operations:
   Net Investment Income...............................         .10          .12          .22          .24         .22
   Net Realized and Unrealized Gain on Investments.....        4.76         4.20          .94         6.48        5.07
                       Total from Investment Operations        4.86         4.32         1.16         6.72        5.29
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.10)        (.12)        (.22)        (.23)       (.22)
   Distributions from Capital Gains....................      (7.19)       (1.67)       (2.04)        (.76)       (.66)
                      Total Dividends and Distributions      (7.29)       (1.79)       (2.26)        (.99)       (.88)
Net Asset Value, End of Period.........................      $34.47       $36.90       $34.37       $35.47      $29.74
Total Return...........................................      14.59%       13.04%        3.69%       22.75%      21.11%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $286,681     $262,350     $259,470     $224,630    $137,161
   Ratio of Expenses to Average Net Assets.............        .62%         .61%         .62%         .64%        .66%
Ratio of Net Investment Income to Average Net Assets...        .28%         .32%         .63%         .79%       1.07%
   Portfolio Turnover Rate.............................      139.6%        79.6%        26.9%         7.8%        8.8%

MIDCAP GROWTH ACCOUNT                                          2000         1999         1998(h)
---------------------                                          ---- -------------------------
Net Asset Value, Beginning of Period...................      $10.66        $9.65        $9.94
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)...........         .02          .02        (.01)
   Net Realized and Unrealized Gain (Loss) on Investments       .77         1.01        (.28)
                       Total from Investment Operations         .79         1.03        (.29)
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.02)        (.02)           --
   Distributions from Capital Gains....................       (.97)          --            --
                      Total Dividends and Distributions       (.99)        (.02)           --
Net Asset Value, End of Period.........................      $10.46       $10.66        $9.65
Total Return...........................................       8.10%       10.67%      (3.40)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $25,924      $14,264       $8,534
   Ratio of Expenses to Average Net Assets(g)..........        .96%         .96%         1.27%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................        .27%         .26%       (.14)%(d)
   Portfolio Turnover Rate.............................      161.9%        74.1%        91.9%(d)

MIDCAP GROWTH EQUITY ACCOUNT                                   2000(f)
----------------------------                                   ----
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Realized and Unrealized Gain (Loss) on Investments    (1.87)
                       Total from Investment Operations      (1.87)
Net Asset Value, End of Period.........................       $8.13
Total Return...........................................    (18.70)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $5,031
   Ratio of Expenses to Average Net Assets(g)..........       1.09%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.31)%(d)
   Portfolio Turnover Rate.............................      246.9%(d)

MIDCAP VALUE ACCOUNT                                           2000         1999(b)
--------------------                                           ---- ------------
Net Asset Value, Beginning of Period...................      $11.11       $10.09
Income from Investment Operations:
   Net Investment Income(g)............................         --           .02
   Net Realized and Unrealized Gain on Investments.....        3.12         1.24
                       Total from Investment Operations        3.12         1.26
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --         (.02)
   Distributions from Capital Gains....................      (1.66)        (.22)
                      Total Dividends and Distributions      (1.66)        (.24)
Net Asset Value, End of Period.........................      $12.57       $11.11
Total Return...........................................      31.03%       10.24%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $7,739       $5,756
   Ratio of Expenses to Average Net Assets(g)..........       1.20%        1.19%(d)
   Ratio of Net Investment Income to Average Net Assets        .02%         .30%(d)
   Portfolio Turnover Rate.............................      233.2%       154.0%(d)

MONEY MARKET ACCOUNT                                           2000         1999         1998         1997        1996
Net Asset Value, Beginning of Period                         $1.000       $1.000       $1.000       $1.000      $1.000
Income from Investment Operations:
   Net Investment Income...............................        .059         .048         .051         .051        .049
Less Dividends from Net Investment Income..............      (.059)       (.048)       (.051)       (.051)      (.049)
Net Asset Value, End of Period.........................      $1.000       $1.000       $1.000       $1.000      $1.000
Total Return...........................................       6.07%        4.84%        5.20%        5.04%       5.07%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $114,710     $120,924      $83,263      $47,315     $46,244
Ratio of Expenses to Average Net Assets................       0.52%         .52%         .52%         .55%        .56%
Ratio of Net Investment Income to Average Net Assets...       5.88%        4.79%        5.06%        5.12%       5.00%

REAL ESTATE ACCOUNT                                            2000         1999         1998(h)
-------------------                                            ---- -------------------------
Net Asset Value, Beginning of Period...................       $8.20        $9.07       $10.01
Income from Investment Operations:
   Net Investment Income...............................         .44          .43          .32
   Net Realized and Unrealized Gain (Loss) on Investments      2.09        (.85)        (.97)
                       Total from Investment Operations        2.53        (.42)        (.65)
Less Dividends from Net Investment Income..............       (.44)        (.45)        (.29)
Net Asset Value, End of Period.........................      $10.29        $8.20        $9.07
Total Return...........................................      30.97%      (4.48)%      (6.56)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $17,261      $10,560      $10,909
   Ratio of Expenses to Average Net Assets.............        .99%         .99%        1.00%(d)
   Ratio of Net Investment Income to Average Net Assets       5.29%        4.92%        5.40%(d)
   Portfolio Turnover Rate.............................       44.7%       101.9%         5.6%(d)

SMALLCAP ACCOUNT                                               2000         1999         1998(h)
----------------                                               ---- -------------------------
Net Asset Value, Beginning of Period...................      $10.74        $8.21       $10.27
Income from Investment Operations:
   Net Investment Income...............................          .03         --          --
   Net Realized and Unrealized Gain (Loss) on Investments    (1.24)         3.52       (2.06)
                       Total from Investment Operations      (1.21)         3.52       (2.06)
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.02)          --          --
   Distributions from Capital Gains....................      (1.53)        (.99)         --
   Excess Distributions from Capital Gains(a)..........       (.15)          --          --
                      Total Dividends and Distributions      (1.70)        (.99)         --
Net Asset Value, End of Period.........................       $7.83       $10.74        $8.21
Total Return...........................................    (11.73)%       43.58%     (20.51)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $30,006      $26,110      $12,094
   Ratio of Expenses to Average Net Assets.............        .90%         .91%         .98%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................        .28%         .05%       (.05)%(d)
   Portfolio Turnover Rate.............................      135.4%       111.1%        45.2%(d)

SMALLCAP GROWTH ACCOUNT                                        2000         1999         1998(h)
-----------------------                                        ---- -------------------------
Net Asset Value, Beginning of Period...................      $19.56       $10.10        $9.84
Income from Investment Operations:
   Net Investment Income (Operating Loss)(g)...........       (.08)        (.05)        (.04)
   Net Realized and Unrealized Gain on Investments.....      (2.67)         9.70          .30
                       Total from Investment Operations      (2.75)         9.65          .26
Less Dividends and Distributions:
   Distributions from Capital Gains....................       (.98)        (.19)          --
   Excess Distributions from Capital Gains(a)..........       (.24)        --             --
                      Total Dividends and Distributions      (1.22)        (.19)          --
Net Asset Value, End of Period.........................      $15.59       $19.56       $10.10
Total Return...........................................    (13.91)%       95.69%        2.96%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $68,421      $39,675       $8,463
   Ratio of Expenses to Average Net Assets(g)..........       1.02%        1.05%        1.31%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.49)%       (.61)%       (.80)%(d)
   Portfolio Turnover Rate.............................       90.8%        98.0%       166.5%(d)

SMALLCAP VALUE ACCOUNT                                         2000         1999         1998(h)
----------------------                                         ---- -------------------------
Net Asset Value, Beginning of Period...................      $10.06        $8.34        $9.84
Income from Investment Operations:
   Net Investment Income(g)............................         .13          .06          .03
   Net Realized and Unrealized Gain (Loss) on Investments      2.17         1.72       (1.50)
                       Total from Investment Operations        2.30         1.78       (1.47)
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.12)        (.06)        (.03)
   Dividends from Capital Gains........................       (.89)          --          --
   Excess Distributions from Capital Gains(a)..........       (.09)          --          --
                      Total Dividends and Distributions      (1.10)        (.06)        (.03)
Net Asset Value, End of Period.........................      $11.26       $10.06        $8.34
Total Return...........................................      23.87%       21.45%     (15.06)%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $17,358      $11,080       $6,895
   Ratio of Expenses to Average Net Assets(g)..........       1.16%        1.16%        1.56%(d)
   Ratio of Net Investment Income to Average Net Assets       1.31%         .82%         .73%(d)
   Portfolio Turnover Rate.............................      133.0%        89.7%        53.4%(d)

UTILITIES ACCOUNT                                              2000         1999         1998(h)
-----------------                                              ---- -------------------------
Net Asset Value, Beginning of Period...................      $10.90       $10.93        $9.61
Income from Investment Operations:
   Net Investment Income...............................         .24          .23          .15
   Net Realized and Unrealized Gain on Investments.....        1.81          .02         1.35
                       Total from Investment Operations        2.05          .25         1.50
Less Dividends and Distributions:
   Dividends from Net Investment Income................       (.24)        (.23)        (.18)
   Distributions from Capital Gains....................       (.24)        (.05)          --
   Excess Distributions from Capital Gains(a)..........       (.04)        --             --
                      Total Dividends and Distributions       (.52)        (.28)        (.18)
Net Asset Value, End of Period.........................      $12.43       $10.90       $10.93
Total Return...........................................      19.18%        2.29%       15.36%(c)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $43,725      $30,684      $18,298
   Ratio of Expenses to Average Net Assets.............        .63%         .64%         .69%(d)
   Ratio of Net Investment Income to Average Net Assets       2.32%        2.52%        2.93%(d)
   Portfolio Turnover Rate.............................      146.7%        23.0%         9.5%(d)

Notes to Financial Highlights

(a)Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

(b)Period from May 1, 1999, date shares first offered to the public, through December 31, 1999. Per share net investment income and realized and unrealized gains (losses) for the period from the initial purchase of shares through April 30, 1999, were recognized as follows, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. This represents activities of each account prior to the initial public offering.

                                    Date           Net       Per Share Realized
                                 Operations    Investment      and Unrealized
Account                          Commenced       Income        Gains(Losses)

Blue  Chip  Account             April 15, 1999        $.01          $.14
LargeCap  Growth  Account       April 15, 1999         --           (.07)
LargeCap Stock Index Account    April 22, 1999         .01          (.18)
MidCap  Value Account           April 22, 1999         --            .09

(c)Total return amounts have not been annualized.

(d)Computed on an annualized basis.

(e)Effective May 1, 2001 the Aggressive Growth Accounts name was changed to Equity Growth Account.

(f)Period from October 24, 2000, date shares first offered to the public, through December 31, 2000.

Notes to Financial Highlights (Continued)

(g)Without the Managers voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following accounts would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                                          Per Share           Ratio of Expenses
                                        Periods Ended   Net Investment          to Average Net          Amount
Account                                 December 31     Income (Loss)           Assets                  Waived
International Emerging Markets Account  2000            $.01                    1.65%                    $2,828

LargeCap Growth Account                 2000            (.09)                   1.25                     3,916
                                        1999            (.04)                   1.23                     2,261

LargeCap Growth Equity Account          2000            (.01)                   1.35                     2,366

LargeCap Stock Index Account            2000             .05                    .46                     35,453
                                        1999             .05                    .49                     15,231

MicroCap Account                        2000            .03                     1.20                    11,727
                                        1999           (.01)                    1.28                    13,239

MidCap Growth Account                   2000            .02                     1.01                    10,399
                                        1999            .01                     1.09                    14,359

MidCap Growth Equity Account            2000             --                     1.34                     2,120

MidCap Value Account                    2000             --                     1.29                     5,699
                                        1999             .01                    1.26                     2,360

SmallCap Growth Account                 1999            (.05)                   1.07                     3,049

SmallCap Value Account                  2000            .11                     1.34                    23,858
                                        1999            .04                     1.44                    23,900

(h)Period from May 1, 1998, date shares first offered to the public, through December 31, 1998. Per share net investment income and realized and unrealized gains (losses) for the period from the initial purchase of shares through April 30, 1998, were recognized as follows, none of which was distributed to the sole shareholder, Principal Life Insurance Company, during the period. This represents activities of each account prior to the initial public offering.

                                       Date                    Net                Per Share Realized
                                    Operations              Investment               and Unrealized
Account                             Commenced                 Income                  Gains (Losses)
International SmallCap Account  April 16, 1998                  $.02                    $(.05)
MicroCap Account                April 9, 1998                    .01                      .03
MidCap Growth  Account          April 23, 1998                   .01                     (.07)
Real Estate Account             April 23, 1998                   .01                      --
SmallCap  Account               April 9, 1998                     --                      .27
SmallCap Growth  Account        April 2, 1998                     --                     (.16)
SmallCap Value Account          April 16, 1998                   .01                     (.17)
Utilities Account               April 2, 1998                    .04                     (.43)

(i)Effective October 24, 2000 the Stock Index 500 Accounts name was changed to LargeCap Stock Index Account.

Additional Information about the Fund is available in the Statement of Additional Information, dated May 1, 2001, which is part of this prospectus. Information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-451-5447.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.



           Principal Variable Contracts Fund, Inc. SEC File 811-01944



                                     Part B


                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION




                                dated May 1, 2001




This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated May 1, 2001, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended December 31, 2000, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, call 1-800-247-4123 or write:


                     Principal Variable Contracts Fund, Inc.
                            Principal Financial Group
                            Des Moines IA 50392-0200



                                TABLE OF CONTENTS


              Investment Policies and Restrictions of the Accounts.......   3
                  Growth-Oriented Accounts...............................   4
                  Income-Oriented Accounts...............................  12
                  Money Market Account...................................  15

              Accounts' Investments......................................  17

              Management of the Fund.....................................  29

              Manager and Sub-Advisors...................................  31

              Cost of Manager's Services.................................  33

              Brokerage on Purchases and Sales of Securities.............  38

              Determination of Net Asset Value of Account Shares.........  46

              Performance Calculation....................................  47

              Principal Underwriter......................................  50

              Tax Status.................................................  50

              General Information and History............................  51

              Financial Statements.......................................  52

              Appendix A.................................................  52


INVESTMENT POLICIES AND RESTRICTIONS OF THE ACCOUNTS

The following information is about the Principal Variable Contracts Fund, Inc. which is an incorporated, open-end management investment company, commonly called a mutual fund. It supplements the information provided in the Prospectus under the caption CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS. The Fund offers multiple Accounts.


There are three categories of Accounts: Growth-Oriented Accounts, which include Accounts seeking:
o primarily capital appreciation through investments in equity securities (Blue Chip, Capital Value, Equity Growth (previously Aggressive Growth), Growth, LargeCap Growth, LargeCap Growth Equity, MicroCap, MidCap, MidCap Growth, MidCap Growth Equity, MidCap Value, SmallCap, SmallCap Growth and SmallCap Value);
o total investment return including both capital appreciation and income through investments in equity and debt securities (Asset Allocation and Balanced);
o long-term growth of capital primarily through investments in equity securities of corporations located outside of the U.S.
     (International, International Emerging Markets and International SmallCap);
o long-term growth of income and capital through investment in equity securities of real estate companies (Real Estate);
o to approximate the performance of the Standard & Poor's 500 Composite Stock Price Index (LargeCap Stock Index); and
o current income and long-term growth of income and capital through investment in equity and fixed-income securities of public utilities companies (Utilities).


Income-Oriented Accounts, which include Accounts seeking primarily a high level of income through investments in debt securities (Bond, Government Securities and High Yield).

Money Market Account, which seeks primarily a high level of income through investments in short-term debt securities.

In seeking to achieve its investment objective, each Account has adopted as matters of fundamental policy certain investment restrictions which cannot be changed without approval by the holders of the lesser of:
o 67% of the Account's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented by proxy; or
o more than 50% of the outstanding shares of the Account.

Similar shareholder approval is required to change the investment objective of each of the Accounts. The following discussion provides for each Account:
o a statement  of its  investment  objective;
o a  description  of  its  investment
  restrictions that are matters of fundamental  policy; and
o a description of any investment restrictions it may have adopted that are not matters of fundamental policy and may be changed without shareholder approval.

For purposes of the investment restrictions, all percentage and rating limitations apply at the time of acquisition of a security. Any subsequent change in any applicable percentage resulting from market fluctuations or in a rating by a rating service does not require elimination of any security from the portfolio. Unless specifically identified as a matter of fundamental policy, each investment policy discussed in the Prospectus or the Statement of Additional Information is not fundamental and may be changed by the Fund's Board of Directors.

GROWTH-ORIENTED ACCOUNTS


Investment Objectives



o Asset Allocation Account seeks to generate a total investment return consistent with the preservation of capital.
o Balanced Account seeks to generate a total investment return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the investment objective.
o Blue Chip Account seeks to achieve growth of capital and income. The Account attempts to achieve its objective by investing primarily in common stocks of well capitalized, established companies.
o Capital Value Account seeks to achieve primarily long-term capital appreciation and secondarily growth of investment income through the purchase primarily of common stocks, but the Account may invest in other securities.
o Equity Growth Account seeks to achieve long-term capital appreciation by investing primarily in growth oriented common stocks of medium and large capitalization U.S. companies and, to a limited extent, foreign companies.
o Growth Account seeks growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.
o International Account seeks to achieve long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.
o International Emerging Markets Account seeks to achieve long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.
o International SmallCap Account seeks to achieve long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of non-United States companies with comparatively smaller market capitalizations.
o LargeCap Growth Account seeks to achieve long-term growth of capital. The Account attempts to achieve its objective by investing primarily in growth stocks of companies with market capitalizations over $10 billion measured at the time of investment.
o LargeCap Growth Equity Account seeks to achieve long-term growth of capital by investing primarily in common stocks of larger capitalization domestic companies.
o LargeCap Stock Index Account seeks to achieve long-term growth of capital. The Account attempts to mirror the investment results of the S&P 500 Index.
o MicroCap Account seeks to achieve long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in value and growth oriented companies with small market capitalizations, generally less than $700 million.
o MidCap Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.
o MidCap Growth Account seeks to achieve long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in growth stocks of companies with medium sized market capitalizations.
o MidCap Growth Equity Account seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.
o MidCap Value Account seeks to achieve long-term growth of capital. The Account attempts to achieve its objective by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.
o Real Estate Account seeks to generate a high total return. The Account will attempt to achieve its objective by investing primarily in equity securities of companies principally engaged in the real estate industry.
o SmallCap Account seeks to achieve long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of both growth and value oriented companies with comparatively smaller market capitalizations.
o SmallCap Growth Account seeks long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of small growth companies with market capitalization of less than $1.5 billion at the time of initial purchase.
o SmallCap Value Account seeks to achieve long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of small companies with value characteristics and market capitalizations of less than $1 billion.
o Utilities Account seeks to achieve current income and long-term growth of income and capital. The Account will attempt to achieve its objective by investing primarily in equity and fixed-income securities of companies in the public utilities industry.


Investment Restrictions


Asset Allocation Account, Balanced Account, Equity Growth Account, Growth Account, International Account and


MidCap Account.



Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Asset Allocation, Balanced, Equity Growth, Growth, International and MidCap Accounts each may not:


         (1) Issue any senior securities as defined in the Investment Company Act of 1940. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

         (2) Purchase or retain in its portfolio securities of any issuer if those officers or directors of the Account or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

         (3) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

         (4) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

         (5) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Account's total assets at the time of the borrowing. The Balanced Account may borrow only from banks.

         (6) Make loans, except that the Account may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

         (7) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) except that this limitation shall apply only with respect to 75% of the total assets of each Account; or purchase more than 10% of the outstanding voting securities of any one issuer.

         (8) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

         (9) Concentrate its investments in any particular industry or industries, except that the Account may invest not more than 25% of the value of its total assets in a single industry.

         (10) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

         (11)   Invest in interests in oil, gas or other mineral  exploration or
                development  programs,   although  the  Account  may  invest  in
                securities of issuers that invest in or sponsor such programs.

Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

         (1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market, including all covered spread options and the assets used as cover for any options written in the Over-the-Counter market are included as part of this 15% limitation.

         (2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange. The 2% limitation for the International Account does not apply to warrants listed on the Toronto Stock Exchange or the Chicago Board Options Exchange.

         (3) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Account's investments in all such issuers to exceed 5% of the value of its total assets.

         (4) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

         (5) Invest in companies for the purpose of exercising control or management.


         (6) Invest more than 10% (25% for the Equity Growth Account) of its total assets in securities of foreign issuers. This restriction does not pertain to the International Account or the Asset Allocation Account.


         (7) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts. Options on financial futures contracts and options on securities indices will be used solely for hedging purposes, not for speculation.

         (8) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

         (9)    Invest in arbitrage transactions.

         (10)   Invest in real estate limited partnership interests.

         (11) Acquire securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended, or any rule, order or interpretation thereunder, or in connection with a merger, consolation, reorganization, acquisition of assets or an offer of exchange. The Account may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

Capital Value Account


Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Capital Value Account may not:

         (1) Concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in any one industry.

         (2) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Account's total assets.

         (3) Underwrite securities of other issuers, except that the Account may acquire portfolio securities under circumstances where if sold the Account might be deemed an underwriter for purposes of the Securities Act of 1933.

         (4) Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if the purchase would cause the value of the Account's aggregate investments in all such companies to exceed 5% of the Account's total assets.

         (5) Engage in the purchase and sale of illiquid interests in real estate. For this purpose, readily marketable interests in real estate investment trusts are not interests in real estate.

         (6) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

         (7) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or the Manager owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

         (8) Purchase securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

         (9) Invest in companies for the purpose of exercising control or management.

         (10) Invest more than 5% of its assets at the time of purchase in rights and warrants (other than those that have been acquired in units or attached to other securities).

         (11) Invest more than 20% of its total assets in securities of foreign issuers.

         (12) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

In addition:

         (13) TheAccount may not make loans, except that the Account may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

         (14) TheAccount does not propose to borrow money except for temporary or emergency purposes from banks in an amount not to exceed the lesser of (i) 5% of the value of the Account's assets, less liabilities other than such borrowings, or (ii) 10% of the Account's assets taken at cost at the time such borrowing is made. The Account may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 15% of the gross assets taken at cost. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

         (15) It is contrary to the Account's present policy to purchase warrants in excess of 5% of its total assets of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

The Account has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Account's present policy to:

         (1) Invest its assets in the securities of any investment company except that the Account may invest not more than 10% of its assets in securities of other investment companies, invest not more than 5% of its total assets in the securities of any one investment company, or acquire not more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization, and the Account may purchase securities of closed-end companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

         (2) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreement maturing in more than seven days.

         (3) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts. Options on financial futures contracts and options on securities indices will be used solely for hedging purposes, not for speculation.

         (4) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

Investment Restrictions

International SmallCap Account, MicroCap Account, MidCap Growth Account, Real Estate Account, SmallCap Account, SmallCap Growth Account, SmallCap Value Account and Utilities Account.


Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The International SmallCap, MicroCap, MidCap Growth, Real Estate, SmallCap, SmallCap Growth, SmallCap Value and Utilities Accounts each may not:

         (1) Issue any senior securities as defined in the Investment Company Act of 1940, as amended. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

         (2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts and options on such contracts.

         (3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

         (4) Borrow money, except it may (a) borrow from banks (as defined in the Investment Company Act of 1940, as amended) or other financial institutions or through reverse repurchase agreements in amounts up to 331/3% of its total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) purchase securities on margin to the extent permitted by applicable law. In addition, the MicroCap Account may engage in transactions in mortgage dollar rolls which are accounted for as financings.

         (5) Make loans, except that the Account may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

         (6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of each Account.

         (7) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

         (8) Concentrate its investments in any particular industry, except that the Account may invest not more than 25% of the value of its total assets in a single industry.

                However, the Real Estate Account may not invest less than 25% of its total assets in securities of companies in the real estate industry, and the Utilities Account may not invest less than 25% of its total assets in securities of companies in the public utilities industry except that each may, for temporary defensive purposes, place all of its assets in cash, cash equivalents, bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper, commercial paper master notes, United States government securities, and preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

          (9) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except to the extent permitted by applicable law and except that the Account may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

         (1) Invest more than 15% of its total assets in illiquid securities and in repurchase agreements maturing in more than seven days.

         (2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

         (3) Invest in companies for the purpose of exercising control or management.

         (4) Invest more than 25% (20% for each of the SmallCap and Utilities Accounts, 10% for each of the MidCap Growth and SmallCap Value Accounts) of its total assets in securities of foreign issuers. This restriction does not apply to the International SmallCap Account.

         (5) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

         (6) Invest in real estate limited partnership interests or real estate investment trusts except that this restriction shall not apply to either the MicroCap or Real Estate Accounts.

         (7) Acquire securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange. The Account may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

Blue Chip Account, International Emerging Markets Account, LargeCap Growth Account, LargeCap Growth Equity Account, LargeCap Stock Index Account, MidCap Growth Equity Account and MidCap Value Account


Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Blue Chip, International Emerging Markets, LargeCap Growth, LargeCap Growth Equity, LargeCap Stock Index, MidCap Growth Equity and MidCap Value Accounts each may not:

         (1) Issue any senior securities as defined in the Investment Company Act of 1940, as amended. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

         (2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts and options on such contracts, swaps and securities backed by physical commodities.

         (3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

         (4) Borrow money, except it may (a) borrow from banks (as defined in the Investment Company Act of 1940, as amended) or other financial institutions or through reverse repurchase agreements in amounts up to 331/3% of its total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) purchase securities on margin to the extent permitted by applicable law.

         (5) Make loans, except that the Account may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

         (6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of each Account. This restriction does not apply to the LargeCap Growth Equity Account as this Account is not intended to qualify as a diversified management investment company as defined by the Investment Company Act of 1940.

         (7) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

         (8) Concentrate its investments in any particular industry, except that the Account may invest not more than 25% of the value of its total assets in a single industry, provided that, when the Account has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction applies to the LargeCap Stock Index Account except to the extent that the Standard & Poor's 500 Stock Index also is so concentrated.

          (9) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except to the extent permitted by applicable law and except that the Account may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

         (1) Invest more than 15% of its total assets in illiquid securities and in repurchase agreements maturing in more than seven days.

         (2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

         (3) Invest in companies for the purpose of exercising control or management.

         (4) Invest more than 25% (20% for the Blue Chip Account, 10% for the LargeCap Stock Index and MidCap Growth Equity Accounts) of its total assets in securities of foreign issuers. This restriction does not apply to the International Emerging Markets Account.

         (5) Enter into (i) any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC")
                regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of an Account's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) any futures contracts if the aggregate amount of such Account's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

         (6) Invest in real estate limited partnership interests or real estate investment trusts except that this restriction shall not apply to the LargeCap Growth or MidCap Growth Equity Accounts.

         (7) Acquire securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange. The Account may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

INCOME-ORIENTED ACCOUNTS


Investment Objectives

o Bond Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.


o Government Securities Account seeks a high level of current income, liquidity and safety of principal by purchasing obligations issued or guaranteed by the United States Government or its agencies. The guarantee by the United States Government extends only to principal and interest; Account shares are not guaranteed by the United States Government.


o High Yield Account seeks high current income primarily by purchasing high yielding, lower or non-rated fixed income securities which are believed to not involve undue risk to income or principal. Capital growth is a secondary objective when consistent with the objective of high current income.

Investment Restrictions

Bond Account and High Yield Account


Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Bond Account and High Yield Account each may not:

          (1) Issue any senior securities as defined in the Investment Company Act of 1940. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

          (2) Purchase or retain in its portfolio securities of any issuer if those officers or directors of the Account or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

          (3) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

          (4) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

          (5) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Account's total assets at the time of the borrowing. The Bond Account and High Yield Account may borrow only from banks.

          (6) Make loans, except that the Account may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

          (7) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the total assets of each Account.

          (8) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

          (9) Concentrate its investments in any particular industry or industries, except that the Bond Account and High Yield Account each may invest not more than 25% of the value of its total assets in a single industry.

         (10) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

         (11)   Invest in interests in oil, gas or other mineral  exploration or
                development  programs,   although  the  Account  may  invest  in
                securities of issuers which invest in or sponsor such programs.

Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

         (1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market, including all covered spread options and the assets used as cover for any options written in the Over-the-Counter market are included as part of this 15% limitation.

         (2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

         (3) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Account's investments in all such issuers to exceed 5% of the value of its total assets.

         (4) Purchase securities of other investment companies except in connection with a merger, consolidation, or plan of reorganization or by purchase in the open market of securities of closed-end companies where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved, and if immediately thereafter not more than 10% of the value of the Account's total assets would be invested in such securities.

         (5) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

         (6) Invest in companies for the purpose of exercising control or management.

         (7) Invest more than 20% of its total assets in securities of foreign issuers.

         (8) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts. Options on financial futures contracts and options on securities indices will be used solely for hedging purposes; not for speculation.

         (9) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

         (10)   Invest in arbitrage transactions.

         (11)   Invest in real estate limited partnership interests.

Government Securities Account


Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Government Securities Account may not:

         (1) Issue any senior securities as defined in the Act except insofar as the Account may be deemed to have issued a senior security by reason of (a) purchasing any securities on a standby, when-issued or delayed delivery basis; or (b) borrowing money in accordance with restrictions described below.

         (2) Purchase any securities other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, except that the Account may maintain reasonable amounts in cash or commercial paper or purchase short-term debt securities not issued or guaranteed by the U.S. Government or its agencies or instrumentalities for daily cash management purposes or pending selection of particular long-term investments.

         (3) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of GNMA certificates held in its portfolio.

         (4) Engage in the purchase and sale of interests in real estate, including interests in real estate investment trusts (although it will invest in securities secured by real estate or interests therein, such as mortgage-backed securities) or invest in commodities or commodity contracts, oil and gas interests, or mineral exploration or development programs.

         (5) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

         (6) Sell securities short or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

         (7) Invest in companies for the purpose of exercising control or management.

         (8) Make loans, except that the Account may purchase or hold debt obligations in accordance with the investment restrictions set forth in paragraph (2) and may enter into repurchase agreements for such securities, and may lend its portfolio securities without limitation against collateral consisting of cash, or securities issued or guaranteed by the United States Government or its agencies or instrumentalities, which is equal at all times to 100% of the value of the securities loaned.

         (9) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Account's total assets at the time of the borrowing.

         (10) Enter into repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the value of the Account's total assets would be invested in such repurchase agreements and other assets without readily available market quotations.

         (11) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts.

         (12) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

The Government Securities Account has also adopted the following restrictions that are not a fundamental policy and may be changed without shareholder approval. It is contrary to the Government Securities Account's present policy to:

         (1) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on future contracts are not deemed to be pledges or other encumbrances.

         (2) Invest its assets in the securities of any investment company except that the Account may invest not more than 10% of its assets in securities of other investment companies, invest not more than 5% of its total assets in the securities of any one investment company, or acquire not more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization, and the Account may purchase securities of closed-end companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

MONEY MARKET ACCOUNT


Investment Objective

Money Market Account seeks as high a level of income available from short-term securities as is considered consistent with preservation of principal and
maintenance   of   liquidity  by  investing  in  a  portfolio  of  money  market instruments.

Investment Restrictions

Money Market Account


Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Money Market Account may not:

         (1) Concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in securities of issuers having their principal activities in any one industry, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or obligations of domestic branches of U.S. banks and savings institutions. (See "Bank Obligations").

         (2) Purchase the securities of any issuer if the purchase will cause more than 25% of the value of its total assets to be invested in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

         (3) Purchase the securities of any issuer if the purchase will cause more than 10% of the outstanding voting securities of the issuer to be held by the Account (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

         (4) Invest a greater percentage of its total assets in securities not readily marketable than is allowed by federal securities rules or interpretations.

         (5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

         (6) Purchase securities of any company with a record of less than 3 years continuous operation (including that of predecessors) if the purchase would cause the value of the Account's aggregate investments in all such companies to exceed 5% of the value of the Account's total assets.

         (7) Engage in the purchase and sale of illiquid interests in real estate, including interests in real estate investment trusts (although it may invest in securities secured by real estate or interests therein) or invest in commodities or commodity contracts, oil and gas interests, or mineral exploration or development programs.

         (8) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

         (9) Purchase securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The Account will not issue or acquire put and call options, straddles or spreads or any combination thereof.

         (10) Invest in companies for the purpose of exercising control or management.

         (11) Make loans, except that the Account may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

         (12) Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not to exceed the lesser of (i) 5% of the value of the Account's assets, or (ii) 10% of the value of the Account's net assets taken at cost at the time such borrowing is made. The Account will not issue senior securities except in connection with such borrowings. The Account may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 10% of the net assets.

         (13) Invest in uncertificated time deposits maturing in more than seven days; uncertificated time deposits maturing from two business days through seven calendar days may not exceed 10% of the value of the Account's total assets.

         (14) Enter into repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the value of the Account's total assets would be invested in such repurchase agreements and other assets (excluding time deposits) without readily available market quotations.

The Money Market Account has also adopted the following restriction that is not a fundamental policy and may be changed without shareholder approval. It is contrary to the Money Market Account's present policy to: invest its assets in the securities of any investment company except that the Account may invest not more than 10% of its assets in securities of other investment companies, invest not more than 5% of its total assets in the securities of any one investment company, or acquire not more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization, and the Account may purchase securities of closed-end companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

ACCOUNTS' INVESTMENTS

The following information supplements the discussion of the Accounts investment objectives and policies in the Prospectus under the caption "CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS."

Fundamental Analysis


Equity securities are selected for the Accounts by the Manager or Sub-Advisor, if any.

Invista Capital Management, LLC ("Invista"), the Sub-Advisor for the Balanced (equity securities portion), Blue Chip, Capital Value, Growth, International, International Emerging Markets, International SmallCap, MidCap, SmallCap and Utilities Accounts and the Manager, in selecting securities for the Real Estate Account, use an approach described broadly as that of fundamental analysis. Three basic steps are involved in this analysis.

o First is the continuing study of basic economic factors in an effort to conclude what the future general economic climate is likely to be over the next one to two years.
o Second, given some conviction as to the likely economic climate, the Manager or Sub-Advisor attempts to identify the prospects for the major industrial, commercial and financial segments of the economy. By looking at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition, and research productivity, the Manager or Sub-Advisor evaluates the prospects for each industry for the near and intermediate term.
o Finally, determinations are made regarding earnings prospects for individual companies within each industry by considering the same types of factors described above. These earnings prospects are evaluated in relation to the current price of the securities of each company.

Berger LLC ("Berger"), the Sub-Advisor for the SmallCap Growth Account, selects equity securities using the same three basic steps. Their process is often referred to as "bottom-up" fundamental analysis. Neuberger Berman Management Inc. ("Neuberger Berman"), Sub-Advisor for the MidCap Value Account primarily uses a bottom-up approach although a limited top-down analysis will be used as well.

Janus Capital Corporation ("Janus"), the Sub-Advisor for the LargeCap Growth Account, uses a bottom-up approach in building its portfolio that seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Account, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure.


Morgan Stanley Asset Management ("Morgan Stanley"), the Sub-Advisor for the Asset Allocation and Equity Growth Accounts, and Duncan-Hurst Capital Management Inc. ("Duncan-Hurst"), the Sub-Advisor for the LargeCap Growth Equity Account, follow a flexible investment program in looking for companies with above average capital appreciation potential. The Sub-Advisor focuses on companies with consistent or rising earnings growth records and compelling business strategies. The Sub-Advisor continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In addition, the Sub-Advisor closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. In its selection of securities for the Asset Allocation and Equity Growth Accounts, Morgan Stanley considers valuation to be of secondary importance and viewed in the context of prospects for sustainable earnings growth.


Turner Investment Partners, Inc. ("Turner"), the Sub-Advisor for the MidCap Growth Equity Account, selects securities that it believes to have strong earnings growth potential. Turner seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell Midcap Growth Index (or such other appropriate index as selected by Turner). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and may invest up to 10% of Account assets in ADRs. Turner will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S.

Invista, the Sub-Advisor for the LargeCap Stock Index Account, allocates Account assets in approximately the same weightings as the S&P 500. Invista may omit or remove any S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, Invista may exclude or remove a stock from the Account if extraordinary events or financial conditions lead it to believe that such stock should not be part of the Account's assets. Account assets may be invested in futures and options.

J.P. Morgan Investment Management Inc. ("Morgan"), the Sub-Advisor for the SmallCap Value Account, uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. Morgan seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model. Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.

Dreyfus Corporation ("Dreyfus"), the Sub-Advisor for the MidCap Growth Account, uses valuations models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings growth momentum measures and higher expected earnings per share growth. Once such common stocks are identified, Dreyfus, constructs a portfolio that in the aggregate breakdown and risk profile resembles the Standard and Poor's MidCap 400 Index, but is weighted toward the most attractive stocks. The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold." The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security.


Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), the Sub-Advisor for the MicroCap Account, selects securities that it believes are well-managed businesses that have the potential to achieve high or improving returns on capital and/or above-average sustainable growth. Goldman Sachs invests in companies that have value characteristics as well as those with growth characteristics with no consistent preference between the two categories.


Restricted Securities


Each of the Accounts (except Government Securities and Money Market) has adopted investment restrictions that limit its investments in illiquid securities to 15% of its net assets. The Board of Directors has adopted procedures for the Sub-Advisor to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from this limit when applying the preceding investment restrictions.

Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, an Account may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Account may be permitted to sell a security. If, during such a period, adverse market conditions were to develop, the Account might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Board of Directors.

Foreign Securities


Each of the following Accounts may invest in foreign securities to the indicated percentage of its assets (debt securities issued in the United States pursuant to a registration statement filed with the Securities and Exchange Commission are not treated as foreign securities for purposes of these limitations.):
o Asset Allocation, International, International Emerging Markets and International SmallCap Accounts - 100%;
o Equity Growth, LargeCap Growth, LargeCap Growth Equity, MicroCap, Real Estate and SmallCap Growth Accounts - 25%;
o    Blue Chip, Bond, Capital Value, High Yield, SmallCap and Utilities Accounts
     - 20%.
o Balanced, Growth, LargeCap Stock Index, MidCap, MidCap Growth, MidCap Growth Equity, MidCap Value and SmallCap Value Accounts - 10%.


The Money Market Account does not invest in foreign securities other than those that are United States dollar denominated. All principal and interest payments for the security are payable in U.S. dollars. The interest rate, the principal amount to be repaid and the timing of payments related to the securities do not vary or float with the value of a foreign currency, the rate of interest on foreign currency borrowings or with any other interest rate or index expressed in a currency other than U.S. dollars.


For purposes of these  restrictions,  foreign  securities  include:
o    companies organized under the laws of countries outside of the U.S.; and
o companies for which the principal securities trading market is outside of the U.S.


Investment in foreign securities presents certain risks including: fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, future political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions. In addition, there may be reduced availability of public information concerning issuers compared to domestic issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements that apply to domestic issuers. Transactions in foreign securities may be subject to higher costs. Each Account's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.

Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Foreign securities markets, particularly those in emerging market countries, are known to experience long delays between the trade and settlement dates of securities purchased and sold. Such delays may result in a lack of liquidity and greater volatility in the price of securities on those markets. As a result of these factors, the Board of Directors of the Fund has adopted Daily Pricing and Valuation Procedures for the Accounts that set forth the steps to be followed by the Sub-Advisor to establish a reliable market or fair value if a reliable market value is not available through normal market quotations. Oversight of this process is provided by the Executive Committee of the Board of Directors.

Securities of Smaller Companies


The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant factors within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers


Each of the Accounts (except Government Securities Account) may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures Contracts and Options on Futures Contracts


Each of the Accounts may engage in the practices described under this heading. In the following discussion, the terms "the Account," "each Account" or "the Accounts" refer to each of the Accounts that may engage in these transactions.

Spread Transactions

Each Account may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Account the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Account does not own, but which is used as a benchmark. The risk to the Account in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Account against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in a segregated account by each Account's custodian. The Accounts do not consider a security covered by a spread option to be "pledged" as that term is used in the Accounts' policy limiting the pledging or mortgaging of assets.

Options on Securities and Securities Indices

Each Account may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Account invests. The Accounts may write call and put options to generate additional revenue, and may write and purchase call and put options in seeking to hedge against a decline in the value of securities owned or an increase in the price of securities which the Account plans to purchase.

Writing Covered Call and Put Options

When an Account writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When an Account writes a put option, it gives the purchaser of the option the right to sell to the Account a specific security at a specified price at any time before the option expires. In both situations, the Account receives a premium from the purchaser of the option.

The premium received by an Account reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Account if the option expires unexercised or is closed out at a profit. By writing a call, an Account limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, an Account assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.

The Accounts write only covered options and comply with applicable regulatory and exchange cover requirements. The Accounts usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Account deposits and maintains with its custodian cash, U.S. Government securities or other liquid assets with a value at least equal to the exercise price of the option.

Once an Account has written an option, it may terminate its obligation, before the option is exercised. The Account executes a closing transaction by purchasing an option of the same series as the option previously written. The Account has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

Purchasing Call and Put Options

When an Account purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases call options in anticipation of an increase in the market value of securities that it ultimately intends to buy. During the life of the call option, the Account is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid and transaction costs.

When an Account purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Account is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.

Once an Account purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Account has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

Options on Securities Indices

Each Account may purchase and sell put and call options on any securities index based on securities in which the Account may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Accounts engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When an Account writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Manager or the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

Risks Associated with Options Transactions

An options position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Accounts generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If an Account is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If an Account is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. An Account's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.

Futures Contracts and Options on Futures


Each Account may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). Through the purchase and sale of futures contracts and related options, an Account seeks to hedge against a decline in securities owned by the Account or an increase in the price of securities that the Account plans to purchase. An Account may also purchase and sell futures contracts and related options to maintain cash reserves while stimulating full investment in equity securities and to keep substantially all of its assets exposed to the market.

Futures Contracts

When an Account sells a futures contract based on a financial instrument, the Account is obligated to deliver that kind of instrument at a specified future time for a specified price. When an Account purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Account realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Accounts usually liquidate futures contracts on financial instruments in this manner, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.

A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).

When a futures contract is purchased or sold, a brokerage commission is paid. Unlike the purchase or sale of a security or option, no price or premium is paid or received. Instead, an amount of cash or other liquid assets (generally about 5% of the contract amount) is deposited by the Account with its custodian for the benefit of the futures commission merchant through which the Account engages in the transaction. This amount is known as "initial margin." It does not involve the borrowing of funds by the Account to finance the transaction. It instead represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. It is returned to the
Account upon termination of the futures contract if all the Account's contractual obligations have been satisfied.

Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Account realizes a loss or gain.

In using futures contracts, the Account seeks to establish more accurately than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Account proposes to acquire. An Account, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Account's debt securities decline in value and thereby keep the Account's net asset value from declining as much as it otherwise would. An Account also sells futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When an Account is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, an Account purchases futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

Options on Futures.

The Accounts may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.

Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if an Account anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.

If an Account purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Account is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.

When an Account writes an option on a futures contract, the premium paid by the purchaser is deposited with the Account's custodian. The Account must maintain with its custodian all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the broker, similar to variation margin payments, are made as the premium and the initial margin requirement are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Account if the option is exercised.

Risks Associated with Futures Transactions.

There are a number of risks associated with transactions in futures contracts and related options. An Account's successful use of futures contracts is subject to the Sub-Advisor's ability to predict correctly the factors affecting the market values of the Account's portfolio securities. For example, if an Account is hedged against the possibility of an increase in interest rates that would adversely affect debt securities held by the Account and the prices of those debt securities instead increases, the Account loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Account, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.

Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Account enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Account continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Account has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Account may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Account's ability effectively to hedge its portfolio.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Limitations on the Use of Futures and Options on Futures.

Each Account intends to come within an exclusion from the definition of "commodity pool operator" provided by CFTC regulations by complying with certain limitations on the use of futures and related options prescribed by those regulations.

The Accounts are required to operate within certain guidelines and restrictions with respect to their use of futures and options thereon which have been established by the CFTC. In particular, an Account is excluded from registration as a "commodity pool operator" if it complies with Rule 4.5 adopted by the CFTC. This Rule does not limit the percentage of an Account's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, each Account must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Account's net assets for strategies that are not considered bona fide hedging strategies under the Rule.

The Accounts may enter into futures contracts and related options transactions only for bona fide hedging purposes as permitted by the CFTC. Each Account determines that the price fluctuations in the futures contracts and options on futures used for hedging or risk management purposes are substantially related to price fluctuations in securities held by the Account or which it expects to purchase. In pursuing traditional hedging activities, each Account may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Account owns. Each Account may purchase futures contracts or calls on futures contracts to protect the Account against an increase in the price of securities the Account intends to purchase before it is in a position to do so.

When an Account purchases a futures contract, or purchases a call option on a futures contract, it places any asset, including equity securities and non-investment grade debt, in a segregated account, so long as the asset is liquid and marked to the market daily. The amount so segregated plus the amount of initial margin held for the account of its broker equals the market value of the futures contract.

Forward Foreign Currency Exchange Contracts

The Accounts (except the Government Securities and Money Market Accounts) may, but are not obligated to, enter into forward foreign currency exchange contracts with securities dealers, financial institutions or other parties deemed credit worthy by the Account's Manager or Sub-Advisor to hedge the value of portfolio securities denominated in or exposed to foreign currencies. The MidCap Value Account can also engage in foreign currency exchange transactions on a spot basis. Currency transactions include forward currency contracts, exchange listed currency futures contracts and options thereon, and exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a specified future date at a price set at the time of the contract.

The Accounts enter into forward foreign currency exchange contracts only for the purpose of "hedging," that is limiting the risks associated with changes in the relative rates of exchange between the U.S. dollar and foreign currencies in which securities owned by an Account are denominated or exposed. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to an Account if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that an Account is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to an Account if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Account has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relative new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

Repurchase Agreements



All of the Accounts may invest in repurchase agreements. None of the Accounts may enter into repurchase agreements that do not mature within seven days if any such investment, together with other illiquid securities held by the Account, amount to more than 15% of its net assets. The MicroCap Account (together with other registered investment companies having management agreements with Goldman Sachs or its affiliates) may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements. The LargeCap Growth Account (together with other registered investment companies having management agreements with Janus or its affiliates) may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements. Repurchase agreements typically involve the acquisition by the Account of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price and at a fixed time in the future. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation during the Account's holding period. Although repurchase agreements involve certain risks not associated with direct investments in debt securities, each of the Accounts follows procedures established by the Board of Directors that are designed to minimize such risks. These procedures include entering into repurchase agreements only with large, well-capitalized and well-established financial institutions that the Account's Manager or Sub-Advisor believes present minimum credit risks. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. In seeking to liquidate the collateral, an Account may be delayed in or prevented from exercising its rights and may incur certain costs. Further, to the extent that proceeds from any sale upon default of the obligation to repurchase are less than the repurchase price, the Account could suffer a loss.


Lending of Portfolio Securities


All of the Accounts may lend their portfolio securities. None of the Accounts will lend its portfolio securities if, as a result, the aggregate of such loans made by the Account would exceed the limits established by the Investment Company Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Account and is maintained each business day. While such securities are on loan, the borrower pays the Account any income accruing thereon. The Account may invest any cash collateral, thereby earning additional income, or may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Account and its shareholders. An Account pays reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or liquid assets pledged as collateral to the borrower or placing broker. An Account does not normally retain voting rights attendant to securities it has lent, but it will call a loan of securities in anticipation of an important vote.

When-Issued and Delayed Delivery Securities


Each of the Accounts may from time to time purchase securities on a when-issued basis and may purchase or sell securities on a delayed delivery basis. The price of such a transaction is fixed at the time of the commitment, but delivery and payment take place on a later settlement date, which may be a month or more after the date of the commitment. No interest accrues to the purchaser during this period. The securities are subject to market fluctuations that involve the risk for the purchaser that yields available in the market at the time of delivery are higher than those obtained in the transaction. Each Account only purchases securities on a when-issued or delayed delivery basis with the intention of acquiring the securities. However, an Account may sell the securities before the settlement date, if such action is deemed advisable. At the time an Account commits to purchase securities on a when-issued or delayed delivery basis, it records the transaction and reflects the value of the securities in determining its net asset value. Each Account also establishes a segregated account with its custodian bank in which it maintains cash or liquid assets equal in value to the Account's commitments for when-issued or delayed delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on an Account's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly limit the extent to which the Account may engage in forward commitment agreements. Except as may be imposed by these factors, there is no limit on the percent of an Account's total assets that may be committed to transactions in such agreements.

Industry Concentrations


Each of the Accounts, except the Real Estate and Utilities Accounts, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The LargeCap Stock Index Account may concentrate its investments in a particular industry only to the extent that the S&P 500 Stock Index is concentrated. For purposes of applying the LargeCap Growth Equity and SmallCap Growth Accounts' industry concentration restrictions, the Accounts use the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neill & Co., Incorporated. The LargeCap Growth Account uses Bloomberg L.P. industry classifications. The other Accounts use industry classifications based on the "Directory of Companies Filing Annual Reports with the Securities and Exchange Commission."

Money Market Instruments


The Money Market Account invests all of its available assets in money market instruments maturing in 397 days or less.

The types of money market instruments that the Accounts may purchase are described below.

(1) U.S. Government Securities -- Securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.

(2) U.S. Government Agency Securities -- Obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.
     o U.S. agency obligations include, but are not limited to, the Bank for Co-operatives, Federal Home Loan Banks and Federal Intermediate Credit Banks.
     o U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal National Mortgage Association and Farmers Home Administration.

     Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

(3) Bank Obligations -- Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the Manager's opinion, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. The Account may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

     Any obligations of foreign banks must be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose the Account to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. The Account only buys short-term instruments where the risks of adverse governmental action are believed by the Manager to be minimal. The Account considers these factors along with other appropriate factors in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Account. The Account invests in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.

     A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, the Account occasionally invests in certificates of deposit that are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

(4) Commercial Paper -- Short-term promissory notes issued by U.S. or foreign corporations.

(5) Short-term Corporate Debt -- Corporate notes, bonds and debentures that at the time of purchase have 397 days or less remaining to maturity.

(6) Repurchase Agreements -- Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate. (See "ACCOUNTS' INVESTMENTS - Repurchase Agreements.")

The ratings of nationally recognized statistical rating organization (NRSRO), such as Moody's Investor Services, Inc. ("Moody's") and Standard and Poor's ("S&P"), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Manager or Sub-Advisor, if any, further evaluates these securities.

Portfolio Turnover


Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio's purchases of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year. The portfolio turnover rate for each Account (except the Money Market Account) is shown in the Financial Highlights section of the prospectus.

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.

Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio's holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.

Higher portfolio turnover rates generally increase transaction costs that are expenses of the portfolio. Active trading may generate short-term gains (losses) for taxable shareholders.


MANAGEMENT OF THE FUND

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Other than serving as Directors, most of the Board members have no affiliation with the Fund or service providers.

The current Directors and Officers are shown below. Each person also has the same position with other mutual funds that are also sponsored by Principal Life Insurance Company. Unless an address is shown, the mailing address for the Directors and Officers is Principal Financial Group, Des Moines, Iowa 50392.


* John E. Aschenbrenner, 51, Director. Executive Vice President, Principal Life Insurance Company since 2000; Senior Vice President, 1996-2000; Vice President - Individual Markets 1990-1996. Director, Principal Management Corporation and Princor Financial Services Corporation.

James D. Davis, 67, Director. 4940 Center Court, Bettendorf, Iowa. Attorney. Vice President, Deere and Company, Retired.

*# Ralph C. Eucher, 48, Director and President. Vice President, Principal Life Insurance Company since 1999. Director and President, Princor Financial Services Corporation and Director and President, Principal Management Corporation.

@ Pamela A. Ferguson, 57, Director. 4112 River Oaks Drive, Des Moines, Iowa. Professor of Mathematics, Grinnell College since 1998. Prior thereto, President, Grinnell College.

Richard W. Gilbert, 60, Director. Gilbert Communications, 5040 Arbor Lane, #302, Northfield, Illinois 60093. President, Gilbert Communications, Inc. since 1993. Prior thereto, President and Publisher, Pioneer Press.

*# J. Barry Griswell, 52, Director and Chairman of the Board. Chief Executive Officer & President, Principal Life Insurance Company since 2000; President, 1998-2000. Executive Vice President, 1996-1998; Senior Vice President, 1991-1996. Director and Chairman of the Board, Principal Management Corporation and Princor Financial Services Corporation.

@ William C. Kimball, 53, Director. 4700 Westown Parkway, Suite 300, West Des Moines, Iowa 50266-6730. Chairman and CEO, Medicap Pharmacies, Inc. since 1998. Prior thereto, President and CEO.

@# Barbara A. Lukavsky, 60, Director. 13731 Bay Hill Court, Clive, Iowa. President and CEO, Barbican Enterprises, Inc. since 1997. President and CEO, Lu San ELITE USA, L.C. 1985-1998.

* Craig  L.  Bassett,  49,  Treasurer.  Second  Vice  President  and  Treasurer,
Principal Life Insurance Company since 1998. Director - Treasury 1996-1998. Prior thereto, Associate Treasurer.

* Ron L. Danilson, 50, Executive Vice President. Executive Vice President and Chief Operating Officer, Princor Financial Services Corporation, since 2000. Vice President, Principal Life Insurance Company since 2000. President and Chief Executive Officer, Delaware Charter Guarantee and Trust Company, 1996-2000. Prior thereto, Chief Operating Officer.

* Arthur S. Filean, 62, Senior Vice President and Secretary. Senior Vice President, Princor Financial Services Corporation and Principal Management Corporation, since 2000. Vice President, Princor Financial Services Corporation, 1990-2000. Vice President, Principal Management Corporation, 1996-2000.

* Ernest H. Gillum, 45, Vice President and Assistant Secretary. Vice President - Product Development, Princor Financial Services Corporation and Principal Management Corporation, since 2000. Vice President - Compliance and Product Development, Princor Financial Services Corporation and Principal Management
Corporation, 1998-2000. Prior thereto, Assistant Vice President, Registered Products, 1995-1998. Prior thereto, Product Development and Compliance Officer.

* Jane E. Karli, 44, Assistant Treasurer. Assistant Treasurer, Principal Life Insurance Company since 1998; Senior Accounting and Custody Administrator 1994-1998; Prior thereto, Senior Investment Cost Accountant.

* Sarah J. Pitts, 55, Assistant Counsel. Counsel, Principal Life Insurance Company since 1997. Counsel, Principal Capital Income Investors, LLC.

* Layne A. Rasmussen, 42, Controller. Controller - Mutual Funds, Principal Management Corporation since 1995.

* Michael D. Roughton, 49, Counsel. Vice President and Senior Securities Counsel, Principal Life Insurance Company since 1999. Counsel 1994-1999. Counsel, Invista Capital Management, LLC, Princor Financial Services Corporation and Principal Management Corporation.

* Jean B. Schustek, 49, Assistant Vice President and Assistant Secretary. Assistant Vice President - Registered Products, Principal Management Corporation since 2000. Prior thereto, Compliance Officer - Registered Products.

* Kirk L. Tibbetts, 45, Senior Vice President and Chief Financial/Accounting Officer. Senior Vice President and Chief Financial Officer, Princor Financial
Services Corporation, since 2000. Second Vice President, Principal Life Insurance Company since 2000. Prior thereto, Partner with KPMG LLP.

     * Considered to be "Interested Persons" as defined in the Investment Company Act of 1940, as amended, because of current or former affiliation with the Manager or Principal Life.
     @   Member of Audit and Nominating Committee
     # Member of Executive Committee (which is selected by the Board and which may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.)

Compensation of Directors
The Directors also serve as Directors for all of the investment companies sponsored by Principal Life Insurance Company. Each director who is not an
"interested person" as defined in the Investment Company Act receives compensation for service as a member of the Board of all such companies based on a schedule that takes into account the number of meetings attended and the assets of the funds for which the meetings are held. These fees and expenses are divided among the investment companies based upon their relative net assets.

                     COMPENSATION TABLE
             fiscal year ended December 31, 2000


                                     Compensation from     Compensation from
         Director                        the Fund            Fund Complex*
    James D. Davis                         $31,050              $61,050
    Pamela A. Ferguson                     $31,050              $61,050
    Richard W. Gilbert                     $27,600              $51,450
    William C. Kimball                     $31,050              $57,450
    Barbara A. Lukavsky                    $30,900              $58,650


The Fund did not provide retirement benefits for any of the directors.

* Total compensation from the 28 investment companies included in the fund complex for the fiscal year ended December 31, 2000.

MANAGER AND SUB-ADVISORS

The Manager of each of the Accounts is Principal Management Corporation (the "Manager"), a wholly-owned subsidiary of Princor Financial Services Corporation which is a wholly-owned subsidiary of Principal Financial Services, Inc. The Manager is an affiliate of Principal Life Insurance Company, a mutual life insurance company organized in 1879 under the laws of the state of Iowa. The address of the Manager is The Principal Financial Group, Des Moines, Iowa 50392. The Manager was organized on January 10, 1969 and since that time has managed various mutual funds sponsored by Principal Life Insurance Company.

The Manager has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Account. For these services, each Sub-Advisor is paid a fee by the Manager.


Accounts:         Balanced (equity securities portion), Blue Chip,Capital Value,
                  Growth, International, International Emerging Markets,
                  International SmallCap, LargeCap Stock Index, MidCap, SmallCap
                  and Utilities
Sub-Advisor:      Invista  Capital  Management,  LLC  ("Invista").  Invista,  an
                  indirect  wholly-owned  subsidiary of Principal Life Insurance
                  Company and an affiliate of the Manager,  was founded in 1985.
                  It manages investments for institutional investors,  including
                  Principal Life Insurance  Company.  Assets under management as
                  of  December  31,  2000  were  approximately   $27.4  billion.
                  Invista's  address is 1900 Hub Tower, 699 Walnut,  Des Moines,
                  Iowa 50309.

Accounts:         Balanced (fixed-income securities portion) and Government
                  Securities
Sub-Advisor:      Principal Capital Income Investors,  LLC ("PCII"), an indirect wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including
                  Principal Life Insurance Company. Assets under management as of December 31, 2000 were approximately $33.2 billion. PCII's address is 801 Grand Ave., Des Moines, Iowa 50392.

Accounts:         Asset Allocation and Equity Growth
Sub-Advisor:      Morgan  Stanley  Asset  Management  ("Morgan  Stanley"),  with principal offices at 1221 Avenue of the Americas, New York, NY
                  10020, provides a broad range of portfolio management services to customers in the U.S. and abroad.  As of December 31, 2000,
                  Morgan  Stanley,  together with its  affiliated  institutional
                  asset  management  companies,   managed  investments  totaling
                  approximately $170.2 billion as named fiduciary or fiduciary adviser. On December 1, 1998 Morgan Stanley Asset Management
                  Inc. changed its name to Morgan Stanley Dean Witter Investment
                  Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.

Account:          LargeCap Growth
Sub-Advisor:      Janus Capital Corporation ("Janus"), 100 Fillmore Street,
                  Denver CO 80306-4928, was formed in 1969. Janus is owned in part by Stilwell Financial Inc. ("Stilwell"), which owns approximately 81.5% of the outstanding voting stock of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President and Chairman of the
                  Board of Janus, owns approximately 12% of Janus' voting stock and, by agreement with Stilwell, selects at least a majority of Janus' Board, subject to the approval of Stilwell, which approval cannot be unreasonably withheld pursuant to the terms of a pending stock sale transaction, Stilwell will own approximatley 88.7% of Janus' outstanding voting stock, and Mr. Bailey will own approximately 6.2%. This transaction is anticipated to close during the first half of 2001. As of December 31, 2000, Janus managed or administered over $249 billion in assets.

Account:          LargeCap Growth Equity
Sub-Advisor:      Duncan-Hurst  Capital  Management  Inc.  ("Duncan-Hurst")  was
                  founded in 1990.  Its address is 4365 Executive  Drive,  Suite
                  1520,   San  Diego  CA  92121.   As  of  December   31,  2000,
                  Duncan-Hurst managed assets of approximately $3.8 billion for institutional and individual investors.

Account:          MicroCap
Sub-Advisor:      Goldman Sachs Asset  Management  ("GSAM"),  32 Old Slip,  17th
                  Floor,  New York,  NY 10005.  As of  September  1,  1999,  the
                  Investment  Management  Division  ("IMD") was established as a new  operating  division  of  Goldman,  Sachs & Co.  ("Goldman
                  Sachs").   This  newly  created  entity  includes  GSAM.  GSAM
                  provides a wide  range of  discretionary  investment  advisory services,  quantitatively  driven and actively managed to U.S.
                  and   international   equity   portfolios,   U.S.  and  global
                  fixed-income portfolios, commodity and currency products and money market accounts. As of December 31, 2000, GSAM, along with other units of IMD, had assets under management of $281.7 billion.

Account:          MidCap Growth
Sub-Advisor:      Dreyfus Corporation  ("Dreyfus"),  located at 200 Park Avenue,
                  New York,  New York  10166,  was formed in 1947.  The  Dreyfus
                  Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation
                  ("Mellon"). As of December 31, 2000, Dreyfus managed or administered approximately $150 billion in assets.

Account:          MidCap Growth Equity
Sub-Advisor:      Turner Investment Partners, Inc. ("Turner") was founded in
                  1990. Its address is 1235 Westlakes Drive, Suite 350,
                  Berwyn PA 19312. As of March 31, 2001, Turner had discretionary management authority with respect to approximately $8.3 billion in assets.

Account:          MidCap Value
Sub-Advisor:      Neuberger Berman  Management Inc.  ("Neuberger  Berman") is an
                  affiliate of Neuberger Berman LLC. Neuberger Berman is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.
                  Together with Neuberger Berman, the firms manage more than $55.5 billion in total assets (as of December 31, 2000) and continue an asset management history that began in 1939.

Account:          SmallCap Growth
Sub-Advisor:      Berger LLC ("Berger") is a Nevada Limited  Liability  Company,
                  and has been in the investment advisory business for 26 years.
                  It serves as investment advisor or sub-advisor to mutual funds and institutional investors and had assets under management of approximately $7.2 billion as of December 31, 2000. Berger LLC is a subsidiary of Stilwell Management Inc. ("Stilwell"), which owns approximately 86% of Berger LLC, and is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell Financial").

Account:          SmallCap Value
Sub-Advisor:      J.P. Morgan Investment Management Inc. ("Morgan"), with
                  principal offices at 522 Fifth Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co.
                  ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients. As of December 31, 2000, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $638 billion.


The Boards of Directors of the Manager, Princor (as principal underwriter of the Fund), each of the Sub-Advisors and the Fund have adopted a Code of Ethics designed to prevent persons with access to information regarding the portfolio trading activity of the Accounts from using that information for their personal benefit. In certain circumstances personal securities trading is permitted in accordance with procedures established by the Code of Ethics. The Boards of Directors of the Manager, Princor, each of the Sub-Advisors and the Fund periodically review their respective Code of Ethics. The Codes of Ethics are on file with, and available from, the Securities and Exchange Commission.

Each of the persons affiliated with the Fund who is also an affiliated person of the Manager or a Sub-Advisor is named below, together with the capacities in which such person is affiliated:

                                                     Office Held With                                Office Held With
              Name                                       The Fund                                  The Manager/Invista

     John E. Aschenbrenner                Director                                      Director (Manager)
     Craig BassettTreasurer               Treasurer (Manager)
     Ronald L. Danilson                   Executive Vice President                      Executive Vice President (Manager)
     Ralph C. Eucher                      Director and                                  Director and President
                                            President                                     (Manager)
     Arthur S. Filean                     Senior Vice President and Secretary           Senior Vice President (Manager)
     Ernest H. Gillum                     Vice President and                            Vice President - Product
                                            Assistant Secretary                           Development (Manager)
     J. Barry Griswell                    Director and Chairman                         Director and Chairman of
                                            of the Board                                  the Board (Manager)
     Layne A. Rasmussen                   Controller                                    Controller - Mutual Funds (Manager)
     Michael D. Roughton                  Counsel                                       Counsel (Manager; Invista)
     Jean B. Schustek                     Assistant Vice President and                  Assistant Vice President (Manager)
                                            Assistant Secretary
     Kirk L. Tibbetts                     Senior Vice President and                     Senior Vice President and
                                            Chief Financial/Accounting Officer            Chief Financial Officer (Manager)

COST OF MANAGER'S SERVICES

For providing the investment advisory services, and specified other services, the Manager, under the terms of the Management Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

                                                                         Net Asset Value of Account

                                                 First             Next             Next              Next
            Account                          $250 million      $250 million     $250 million      $250 million       Thereafter

Blue Chip, Capital Value and Growth               0.60%             0.55%            0.50%             0.45%            0.40%
International                                     0.85              0.80             0.75              0.70             0.65
International Emerging Markets                    1.25              1.20             1.15              1.10             1.05
LargeCap Growth                                   1.10              1.05             1.00              0.95             0.90
MidCap Value                                      1.05              1.00             0.95              0.90             0.85

                                              Overall Fee

LargeCap Growth Equity                            1.00%
LargeCap Stock Index                              0.35
MidCap Growth Equity                              1.00


                                                 First             Next             Next              Next             Over
            Account                          $100 million      $100 million     $100 million      $100 million     $400 million


Asset Allocation and Equity Growth                0.80%             0.75%            0.70%             0.65%            0.60%
Balanced, High Yield and Utilities                0.60              0.55             0.50              0.45             0.40
International SmallCap                            1.20              1.15             1.10              1.05             1.00
MicroCap and SmallCap Growth                      1.00              0.95             0.90              0.85             0.80
MidCap                                            0.65              0.60             0.55              0.50             0.45
MidCap Growth and Real Estate                     0.90              0.85             0.80              0.75             0.70
Small Cap                                         0.85              0.80             0.75              0.70             0.65
Small Cap Value                                   1.10              1.05             1.00              0.95             0.90
All Other                                         0.50              0.45             0.40              0.35             0.30


                                                             Management Fee
                                    Net Assets as of         For Year Ended
        Account                     December 31, 2000       December 31, 2000


 Asset Allocation                    $   94,905,339               0.80%
 Balanced                               167,595,471               0.58
 Blue Chip                                5,551,989               0.60
 Bond                                   116,216,115               0.49
 Capital Value                          283,324,951               0.59
 Equity Growth                          383,138,568               0.72
 Government Securities                  127,037,606               0.49
 Growth                                 294,761,693               0.59
 High Yield                              13,078,163               0.60
 International                          190,440,390               0.85
 International Emerging Markets           4,882,737               0.94
 International SmallCap                  50,022,618               1.20
 LargeCap Growth                          7,398,869               1.05
 LargeCap Growth Equity                   4,232,853               0.69
 LargeCap Stock Index                    59,626,359               0.29
 MicroCap                                10,396,858               0.86
 MidCap                                 286,680,590               0.60
 MidCap Growth                           25,923,916               0.85
 MidCap Growth Equity                     5,030,620               0.75
 MidCap Value                             7,739,237               0.96
 Money Market                           114,709,825               0.50
 Real Estate                             17,260,982               0.90
 SmallCap                                30,006,494               0.85
 SmallCap Growth                         68,420,881               1.00
 SmallCap Value                          17,358,249               0.92
 Utilities                               43,725,200               0.60


Under a Sub-Advisory Agreement between Invista and the Manager, Invista performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Balanced (equity portion), Blue Chip, Capital Value, Growth, International, International Emerging Markets, International SmallCap, LargeCap Stock Index, MidCap, SmallCap and Utilities Accounts. The Manager compensates Invista for its sub-advisory services as provided in the Sub-Advisory Agreement. The Manager may periodically reallocate management fees between itself and Invista. The Manager pays Invista a fee that is accrued daily and payable monthly. The fee is based on the net asset value of the Account as follows:
Balanced - 0.150% (Invista remits a portion of this fee to PCII in return for PCII providing investment advisory services with regard to the fixed-income portion of the portfolio.); Blue Chip - 0.080%; Capital Value - 0.075%; Growth - 0.075%; International - 0.100%; International Emerging Markets - 0.550%; International SmallCap - 0.500%; MidCap - 0.075%; LargeCap Stock Index - 0.060%; SmallCap - 0.390%; and Utilities - 0.110%.

Under a Sub-Advisory Agreement between PCII and the Manager, PCII performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Balanced (fixed-income portion) and Government Securities Accounts. The Manager compensates PCII for its sub-advisory services as provided in the Sub-Advisory Agreement for the Government Securities Account. The fee of 0.060% is based on the net asset value of the Account.


Under a Sub-Advisory Agreement between Morgan Stanley and the Manager, Morgan Stanley performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Asset Allocation and Equity Growth Accounts. The Manager pays Morgan Stanley a fee that is accrued daily and payable monthly. The fee is based on the net asset value of each Account as follows: first $40 million of net assets - the fee is 0.45%; next $160 million - 0.30%; next $100 million - 0.25%; and net assets over $300 million - 0.20%.


Under a Sub-Advisory Agreement between Berger and the Manager, Berger performs all the investment advisory responsibilities of the Manager under the Management Agreement for the SmallCap Growth Account. The Manager pays Berger a fee that is accrued daily and payable monthly. The fee is based on the net asset value of the Account as follows: first $100 million of net assets - the fee is 0.50%; next $200 million - 0.45%; and net assets over $300 million - 0.40%.

Under a Sub-Advisory Agreement between Dreyfus and the Manager, Dreyfus performs all the investment advisory responsibilities of the Manager under the Management Agreement for the MidCap Growth Account. The Manager pays Dreyfus a fee that is accrued daily and payable monthly. The fee is based on the net asset value of the Account as follows: first $50 million of net assets - the fee is 0.40%; and net assets over $50 million - 0.35%.

Under a Sub-Advisory Agreement between Duncan-Hurst and the Manager, Duncan-Hurst performs all the investment advisory responsibilities of the Manager under the Management Agreement for the LargeCap Growth Equity Account. The Manager pays Duncan-Hurst a fee that is accrued daily and payable monthly. The fee of 0.50% is based on the net asset value of the Account.


Under a Sub-Advisory Agreement between Goldman Sachs and the Manager, Goldman Sachs performs all the investment advisory responsibilities of the Manager under the Management Agreement for the MicroCap Account. The Manager pays Goldman a fee that is accrued daily and payable monthly. The fee is based on the net asset value of the Account as follows: first $50 million of net assets - the fee is 0.50%; next $150 million - 0.45%; and net assets over $200 million - 0.40%.


Under a Sub-Advisory Agreement between Janus and the Manager, Janus performs all the investment advisory responsibilities of the Manager under the Management Agreement for the LargeCap Growth Account. The Manager pays Janus a fee that is accrued daily and payable monthly. The fee is based on the net asset value of the Account as follows: first $100 million of net assets - the fee is 0.55%; next $400 million - 0.50%; and net assets over $500 million - 0.45%.


Under a Sub-Advisory Agreement between Morgan and the Manager, Morgan performs all the investment advisory responsibilities of the Manager under the Management Agreement for the SmallCap Value Account. The Manager pays J.P. Morgan Investment a fee that is accrued daily and payable monthly. The fee is based on the net asset value of the Account as follows: first $50 million of net assets - the fee is 0.60%; next $250 million - 0.55%; and net assets over $300 million - 0.50%.


Under a Sub-Advisory Agreement between Neuberger Berman and the Manager, Neuberger Berman performs all the investment advisory responsibilities of the Manager under the Management Agreement for the MidCap Value Account. The Manager pays Neuberger Berman a fee that is accrued daily and payable monthly. The fee is based on the net asset value of the Account as follows: first $100 million of net assets - the fee is 0.50%; next $150 million - 0.475%; next $250 million - 0.450%; next $250 million - 0.425%; and net assets of $750 million - 0.400%.

Under a Sub-Advisory Agreement between Turner and the Manager, Turner performs all the investment advisory responsibilities of the Manager under the Management Agreement for the MidCap Growth Equity Account. The Manager pays Turner a fee that is accrued daily and payable monthly. The fee of 0.50% is based on the net asset value of the Account.

Except for certain Fund expenses set out below, the Manager is responsible for expenses, administrative duties and services including the following: expenses incurred in connection with the registration of the Fund and Fund shares with the Securities and Exchange Commission; office space, facilities and costs of keeping the books of the Fund; compensation of personnel and officers and any directors who are also affiliated with the Manager; fees for auditors and legal counsel; preparing and printing Fund prospectuses; administration of shareholder accounts, including issuance, maintenance of open account system, dividend disbursement, reports to shareholders, and redemption. However, some or all of these expenses may be assumed by Principal Life Insurance Company and some or all of the administrative duties and services may be delegated by the Manager to Principal Life Insurance Company or affiliate thereof.

Each Account pays for certain corporate expenses incurred in its operation. Among such expenses, the Account pays brokerage commissions on portfolio transactions, transfer taxes and other charges and fees attributable to investment transactions, any other local, state or federal taxes, fees and expenses of all directors of the Fund who are not persons affiliated with the Manager, interest, fees for Custodian of the Account, and the cost of meetings of shareholders.

Fees paid for investment management services during the periods indicated were as follows:

                  Management Fees For Years Ended December 31,

                                                   2000                  1999                  1998


         Asset Allocation                     $    735,367          $    688,699          $   650,963
         Balanced                                1,036,453             1,218,845              958,526
         Blue Chip                                  37,241                24,000
         Bond                                      554,376               619,181              488,898
         Capital Value                           1,752,707             1,708,021            1,480,275
         Equity Growth                           2,983,027             2,148,624            1,436,590
         Government Securities                     594,418               692,022              576,926
         Growth                                  1,959,073             1,366,818              989,512
         High Yield                                 79,323                84,208               87,806
         International                           1,669,831             1,225,255            1,045,627
         International Emerging Markets             11,032*
         International SmallCap                    650,842               250,499               94,388
         LargeCap Growth                            83,247*               43,238*
         LargeCap Growth Equity                      7,559*
         LargeCap Stock Index                      200,225*               61,479*
         MicroCap                                   85,454*               59,482*              36,591
         MidCap                                  1,606,335             1,522,214            1,504,567
         MidCap Growth                             178,404*               95,048*              36,858
         MidCap Growth Equity                        8,307*
         MidCap Value                               67,281*               37,469*
         Money Market                              528,944               440,147              306,233
         Real Estate                               120,464                99,831               64,493
         SmallCap                                  275,914               149,481               60,975
         SmallCap Growth                           679,498               153,958*              42,319
         SmallCap Value                            148,911*               94,464*              42,234
         Utilities                                 211,595               150,219               56,185


         * before waiver

The Management Fees shown above include the fee paid to the Account's Sub-Advisor, if any. Fees paid to each Sub-Advisor for the most recent and immediately preceding fiscal periods were as follows:

                                              Sub-Advisor Fees For Years Ended December 31,

                                                   2000                  1999                  1998


         Asset Allocation                     $    338,043              $289,465             $375,391
         Balanced                                  275,350               317,009              154,678
         Blue Chip                                   5,054                 2,581
         Capital Value                             228,135               300,404              189,590
         Equity Growth                           1,144,129               865,212              534,127
         Government Securities                      73,825                85,485               30,334
         Growth                                    255,221               228,539              111,780
         International                             198,479               163,906               68,263
         International Emerging Markets              2,087
         International SmallCap                    270,084                98,129               21,431
         LargeCap Growth                            41,963                21,715
         LargeCap Growth Equity                      3,964
         LargeCap Stock Index                       34,365                 8,861
         MicroCap                                   43,173                29,765               18,365
         MidCap                                    200,862               186,260              134,225
         MidCap Growth                              80,095                42,338               16,479
         MidCap Growth Equity                        6,197
         MidCap Value                               32,366                17,849
         SmallCap                                  123,454                64,460               16,533
         SmallCap Growth                           342,847                77,425               21,273
         SmallCap Value                             82,328                51,599               23,146
         Utilities                                  38,675                26,410                7,405


For the period ended December 31, 2000, the Manager waived a portion of its fee as follows:


 International Emerging Markets   $   2,828      MidCap Growth         $  10,399
 LargeCap Growth                      3,916      MidCap Growth Equity     2,120
 LargeCap Growth Equity               2,366      MidCap Value              5,699
 LargeCap Stock Index                35,453      SmallCap Value           23,850
 MicroCap                            11,727


The Manager intends to continue the waivers and, if necessary, pay expenses normally payable by the Accounts through April 30, 2002 in an amount that will maintain total operating expenses as follows:


International Emerging Markets         1.35%     LargeCap Stock Index      0.40%
LargeCap Growth                        1.20%     MidCap Growth Equity      1.10%
LargeCap Growth Equity                 1.10%

The Management Agreement and the Investment Service Agreement, under which Principal Life Insurance Company (or its subsidiaries), has agreed to furnish certain personnel, services and facilities required by the Manager to enable it to fulfill its responsibilities for the Accounts, were last approved by the Fund's Board of Directors on September 11, 2000. The Management Agreement was last approved by shareholders on November 2, 1999. The Sub-Advisory Agreements between the Manager and Berger, the Manager and Dreyfus, the Manager and Goldman, the Manager and Janus, the Manager and Morgan, the Manager and Morgan Stanley, and the Manager and Neuberger Berman were also approved by the Fund's Board of Directors on September 11, 2000. The Sub-Advisory Agreements between the Manager and Duncan-Hurst, the Manager and Invista, the Manager and Turner and the Manager and PCII were approved by the Fund's Board of Directors on June 12, 2000.

Each of these agreements provides for continuation in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of an Account of the Fund. In either event continuation shall be approved by vote of a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Manager, Principal Life Insurance Company or its subsidiaries, the Fund and
      1) in the case of the  Sub-Advisory  Agreement for each of the Balanced,
         Blue  Chip,  Capital  Value,  Growth,  International,   International
         Emerging Markets, International SmallCap, LargeCap Stock Index, MidCap, SmallCap and Utilities Accounts, Invista;
      2) in the case of the Sub-Advisory Agreement for each of the Asset Allocation and Equity Growth Accounts, Morgan Stanley;
      3) for the Sub-Advisory Agreement for the LargeCap Growth Account,Janus;
      4) for the Sub-Advisory Agreement for the MicroCap Account,
         Goldman Sachs;
      5) for the Sub-Advisory Agreement for the MidCap Growth Account,Dreyfus;
      6) for the Sub-Advisory Agreement for the MidCap Value Account,
         Neuberger Berman;
      7) for the Sub-Advisory Agreement for the SmallCap Growth Account,Berger;
      8) for the Sub-Advisory Agreement for the SmallCap Value Account, Morgan;
      9) for the Sub-Advisory Agreement for the LargeCap Growth Equity
         Account, Duncan-Hurst;
     10) for the Sub-Advisory Agreement for the MidCap Equity Account, Turner;
         and
     11) for the Sub-Advisory Agreement for the Balanced and Government Securities Accounts, PCII.

The Agreements may be terminated at any time on 60 days written notice to the applicable Sub-Advisor either by vote of the Board of Directors of the Fund or by a vote of a majority of the outstanding securities of the applicable Account and by the Manager, Berger, Dreyfus, Duncan-Hurst, Goldman Sachs, Invista, Morgan, Janus, Morgan Stanley, Neuberger Berman, PCII, Principal Life Insurance Company or Turner, as the case may be, on 60 days written notice to the Fund and/or applicable Sub-Advisor. The Agreements will automatically terminate in the event of their assignment.


BROKERAGE ON PURCHASES AND SALES OF SECURITIES


In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Account, the objective of the Accounts' Manager or Sub-Advisor is to obtain the best overall terms. In pursuing this objective, the Manager or Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that the Manager or Sub-Advisor will pay a broker commissions that are in excess of the amount of commission another broker might have charged for executing the same transaction when the Manager or Sub-Advisor believes that such commissions are reasonable in light of (a) the size and difficulty of transactions (b) the quality of the execution provided and (c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Manager or Sub-Advisor exercises investment discretion. The Manager or Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market matters, unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the New York Stock Exchange from non-Exchange members in transactions off the Exchange.) The Manager or Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g. the furnishing of statistical data and research generally consisting of information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. The Manager or Sub-Advisor may also pay additional commission amounts for research services but generally does not do so. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and the Manager or Sub-Advisor may use it in servicing some or all of the accounts it manages. Some statistical data and research information may not be useful to the Manager or Sub-Advisor in managing the client account that generated the brokerage which resulted in the Manager's or Sub-Advisor's receipt of the statistical data and research information. However, in the Manager's or Sub-Advisor's opinion, the value thereof is not determinable and it is not expected that the Manager's or Sub-Advisor's expenses will be significantly reduced since the receipt of such statistical data and research information is only supplementary to the Manager's or Sub-Advisor's own research efforts. The Sub-Advisor of certain accounts allocated portfolio transactions to certain brokers during the fiscal year ended December 31, 2000 due to research services provided by such brokers. These portfolio transactions resulted in commissions paid as follows:


                                                  Amount Paid for
                 Account                          Research Services



     Asset Allocation                                $    3,763
     Balanced                                             2,314
     Blue Chip                                              989
     Capital Value                                      217,224
     Equity Growth                                       17,880
     Growth                                             143,742
     International                                       67,819
     International Emerging Markets                          55
     International SmallCap                               3,776
     LargeCap Growth                                      3,219
     LargeCap Growth Equity                                 790
     MicroCap                                             2,454
     MidCap                                              28,919
     MidCap Growth                                          935
     MidCap Growth Equity                                   277
     MidCap Value                                           460
     Real Estate                                          4,530
     SmallCap                                            10,644
     SmallCap Growth                                     18,691
     Utilities                                              845


Subject to the rules promulgated by the SEC, as well as other regulatory requirements, a Manager or Sub-Advisor also may allocate orders on behalf of an Account to broker-dealers affiliated with the Manager or Sub-Advisor. The Manager or Sub-Advisor shall determine the amounts and proportions of orders allocated to the Manager or Sub-Advisor or affiliate. The Board of Directors of the Fund will receive quarterly reports on these transactions.

Purchases and sales of debt securities and money market instruments usually will be principal transactions; portfolio securities will normally be purchased directly from the issuer or from an underwriter or marketmaker for the securities. Such transactions are usually conducted on a net basis with the Account paying no brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers will include the spread between the bid and asked prices.

The following table shows the brokerage commissions paid during the periods indicated. In each year, 100% of the commissions paid by each Account went to broker-dealers that provided research, statistical or other factual information.

                                                                    Total Brokerage Commissions Paid
                                                                     Fiscal Year Ended December 31,


                  Account                               2000                      1999                      1998


          Asset Allocation                           $   50,126                $   82,189                  $214,204
          Balanced                                      149,076                    72,544                    80,504
          Blue Chip                                       9,358                     7,147
          Capital Value                                 985,297                   386,580                   237,630
          Equity Growth                                 430,092                   383,741                   606,022
          Growth                                        328,606                   351,610                   101,607
          International                                 980,441                   582,113                   303,293
          International Emerging Markets                 10,792
          International SmallCap                        846,729                   286,006                    52,240
          LargeCap Growth                                 3,183                     5,446
          LargeCap Growth Equity                          2,545
          LargeCap Stock Index                           15,431                    20,618
          MicroCap                                       31,906                    28,837                    21,437
          MidCap                                        484,859                   348,022                   137,283
          MidCap Growth                                  49,613                    18,685                    12,242
          MidCap Growth Equity                            5,451
          MidCap Value                                   39,873                    19,510
          Real Estate                                    29,419                    51,993                    24,283
          SmallCap                                      162,550                    48,350                    33,400
          SmallCap Growth                                42,426                    15,710                     8,899
          SmallCap Value                                 33,327                    13,044                     8,292
          Utilities                                      81,215                    27,922                    23,668


Brokerage commissions paid to affiliates during the periods indicated were as follows:

                                                         Commissions Paid to Goldman Sachs


                                                        Total Dollar          As Percent of           As Percent of Dollar Amount
           Account                           Year          Amount           Total Commissions       of Commissionable Transactions


       Asset Allocation                      2000         $  4,056               8.09%                         8.34%
                                             1999            2,759               3.36                          3.41
                                             1998           11,868               5.54                          4.62
       Balanced                              2000            8,058               5.40                          3.05
                                             1999            2,110               2.91                          1.44
                                             1998            3,630               4.51                          1.72
       Blue Chip                             2000              770               8.23                          9.04
                                             1999               10               0.14                          0.30
       Capital Value                         2000           68,717               6.97                          7.28
                                             1999           42,634              11.03                          8.40
       Equity Growth                         2000           62,592              14.55                         12.86
                                             1999           21,137               5.51                          5.17
                                             1998           30,744               5.07                          4.97
       Growth                                2000           17,004               5.17                          6.55
                                             1999            8,500               2.42                          2.80
                                             1998            4,620               4.55                          5.03
       International                         2000           69,826               7.12                          6.99
                                             1999           30,962               5.32                          4.69
                                             1998           25,436               8.39                         14.38
       International Emerging Markets        2000              255               2.36                          2.16
       International SmallCap                2000           13,042               1.54                          1.83
                                             1999           20,328               7.11                          7.41
                                             1998            1,424               2.73                          3.32
       LargeCap Growth                       2000               43               1.35                          1.00
                                             1999              299               5.49                          3.60
       MicroCap                              2000            1,129               3.54                         11.44
                                             1999            1,813               6.29                          6.05
                                             1998            2,737              12.77                         17.07
       MidCap                                2000           51,068              10.53                          7.06
                                             1999            8,258               2.37                          1.74
                                             1998              640               0.47                          0.59
       MidCap Growth                         2000            1,305               2.63                          1.81
                                             1999              401               2.15                          1.36
                                             1998            3,853              31.47                         36.02
       MidCap Growth Equity                  2000              242               4.44                          3.27
       MidCap Value                          2000              875               2.19                          2.08
                                             1999              145               0.74                          1.16
       Real Estate                           1999              895               1.72                          1.92
       SmallCap                              2000            5,579               3.43                          4.16
                                             1999              990               2.05                          3.06
                                             1998              300               0.90                          1.44
       SmallCap Growth                       1999              120               0.76                          1.78
                                             1998              325               3.65                          5.03
       SmallCap Value                        2000              296               0.89                          0.66
                                             1999              771               5.91                          3.53
       Utilities                             2000            7,679               9.45                          6.97
                                             1999            1,345               4.82                          3.38


                                                    Commissions Paid to J. P. Morgan Securities


                                                        Total Dollar          As Percent of           As Percent of Dollar Amount
           Account                           Year          Amount           Total Commissions       of Commissionable Transactions


       Asset Allocation                      2000         $  1,787               3.57%                         3.43%
                                             1999            1,551               1.89                          1.65
                                             1998           10,678               4.98                          5.47
       Balanced                              2000            2,762               1.85                          2.22
                                             1999           11,821              16.29                         18.28
                                             1998            1,330               1.65                          2.41
       Blue Chip                             2000              239               2.55                          2.79
                                             1999            4,845              67.79                         70.20
       Capital Value                         2000           59,147               6.00                          6.78
                                             1999           11,210               2.90                          3.77
                                             1998            4,375               1.84                          1.95
       Equity Growth                         2000           32,160               7.48                          5.72
                                             1999           15,755               4.11                          3.78
                                             1998           34,133               5.63                          6.32
       Growth                                2000            5,705               1.74                          2.29
                                             1999           15,652               4.45                          4.88
                                             1998            3,496               3.44                          2.41
       International                         2000           29,882               3.05                          3.29
                                             1999           12,629               2.17                          2.17
                                             1998            1,261               0.42                          0.73
       International Emerging Markets        2000              194               1.80                          1.37
       International SmallCap                2000            1,183               0.14                          0.15
                                             1999              478               0.17                          0.19
       LargeCap Growth                       2000               86               2.71                          3.13
                                             1999              127               2.33                          1.15
       MicroCap                              2000              954               2.99                          1.08
                                             1999              785               2.72                          1.69
                                             1998              827               3.86                          2.29
       MidCap                                2000           23,780               4.90                          3.65
                                             1999           11,203               3.22                          3.17
                                             1998            1,040               0.76                          0.62
       MidCap Growth                         1999              264               1.41                          0.85
                                             1998               78               0.64                          0.31
       MidCap Growth Equity                  2000              188               3.46                          3.32
       MidCap Value                          2000            1,040               2.61                          3.21
                                             1999               22               0.11                          0.12
       Real Estate                           2000              492               1.67                          1.09
                                             1999            6,400              12.31                         11.93
                                             1998            2,355               9.70                          8.86
       SmallCap                              2000            1,530               0.94                          0.90
                                             1999            2,055               4.25                          5.29
                                             1998              120               0.36                          0.91
       SmallCap Growth                       1999              420               2.67                          3.39
       Utilities                             2000            1,805               2.22                          3.09
                                             1999            1,290               4.62                          5.23


            Commissions Paid to Morgan Stanley Dean Witter, Discover


                                                        Total Dollar          As Percent of           As Percent of Dollar Amount
           Account                           Year          Amount           Total Commissions       of Commissionable Transactions


       Asset Allocation                      1999          $11,734              14.28%                        18.67%
                                             1998              751               0.35                          0.27
                                             1997            2,974               1.80                          1.29
       Balanced                              2000            5,711               3.83                          4.00
                                             1999            3,890               5.36                          5.21
                                             1998            3,155               3.92                          2.11
                                             1996            1,300               2.80                          1.82
       Blue Chip                             2000              650               6.95                          5.84
                                             1999              155               2.17                          2.40
       Capital Value                         2000           25,913               2.63                          3.05
                                             1999            8,075               2.09                          2.81
                                             1998            4,620               1.94                          1.77
                                             1997            7,155               5.28                          6.12
                                             1996            3,650               1.99                          1.48
       Equity Growth                         2000            2,930               0.68                          0.88
                                             1999           41,604              10.84                         12.29
       Growth                                2000            4,750               1.45                          1.58
                                             1999           16,129               4.59                          3.43
                                             1998            6,598               6.49                          5.30
                                             1997            1,250               3.69                          3.83
       International                         2000           78,873               8.04                          9.47
                                             1999           51,822               8.90                          9.14
                                             1998           25,872               8.53                          8.46
                                             1997           10,411               4.37                          4.20
                                             1996            3,176               2.02                          1.78
       International SmallCap                2000           17,561               2.07                          2.79
                                             1999           17,293               6.05                          7.44
                                             1998            5,697              10.91                         15.49
       LargeCap Growth                       2000              317               9.97                          6.86
                                             1999              276               5.07                          2.43
       LargeCap Growth Equity                2000               95               3.73                          1.85
       LargeCap Stock Index                  1999               23               0.11                          1.41
       MicroCap                              2000              102               0.32                          0.15
                                             1999              800               2.77                          3.10
                                             1998               30               0.14                          0.14
       MidCap                                2000           21,343               4.40                          4.48
                                             1999           17,020               4.89                          4.21
                                             1998            2,248               1.64                          2.19
                                             1997            2,250               4.17                          2.54
       MidCap Growth                         2000            2,897               5.84                          5.91
                                             1999            2,067              11.06                         12.50
                                             1998              210               1.72                          1.15
       MidCap Growth Equity                  2000              110               2.01                          2.03
       MidCap Value                          2000              535               1.34                          1.36
                                             1999              185               0.95                          1.25
       Real Estate                           2000            1,855               6.31                          6.12
                                             1999            1,945               3.74                          3.68
                                             1998            4,600              18.94                         15.04
       SmallCap                              2000            3,070               1.89                          2.26
                                             1999              385               0.80                          1.32
                                             1998              220               0.66                          0.86



                                 Commissions Paid to Morgan Stanley Dean Witter, Discover (continued)


                                                        Total Dollar          As Percent of           As Percent of Dollar Amount
           Account                           Year          Amount           Total Commissions       of Commissionable Transactions


       SmallCap Growth                       2000         $  1,347               3.17%                         1.70%
                                             1999              162               1.03                          1.33
       SmallCap Value                        2000           13,929              41.80                         45.06
                                             1999              535               4.10                          3.47
                                             1998              158               1.90                          0.75
       Utilities                             2000            5,163               6.36                          5.15
                                             1999              500               1.79                          1.61


                   Commissions Paid to Morgan Stanley and Co.


                                                        Total Dollar          As Percent of           As Percent of Dollar Amount
           Account                           Year          Amount           Total Commissions       of Commissionable Transactions


       International SmallCap                2000             $204               0.02%                         0.03%



                      Commissions Paid to Neuberger Berman


                                                        Total Dollar          As Percent of           As Percent of Dollar Amount
           Account                           Year          Amount           Total Commissions       of Commissionable Transactions


       Asset Allocation                      2000         $    155               0.31%                         0.35%
                                             1999              116               0.14                          0.15
       Equity Growth                         2000            2,640               0.61                          0.52
                                             1999            1,040               0.27                          0.28
       MicroCap                              1999               83               0.29                          0.50
       MidCap Value                          2000           15,061              37.77                         41.03
                                             1999           12,220              62.63                         64.65


Goldman Sachs Asset Management, a business unit of IMD of Goldman Sachs, acts as sub-advisor for an account of Principal Variable Contracts Fund, Inc. J.P. Morgan Investment Management Inc., an affiliate of J.P. Morgan Securities, acts as a sub-advisor of an account of Principal Variable Contracts Fund, Inc. In addition, Neuberger Berman Management, Inc., an affiliate of Neuberger Berman LLC, acts as a sub-advisor of an account of Principal Variable Contracts Fund, Inc.

Morgan Stanley and Co. is affiliated with Morgan Stanley Asset Management, which acts as sub-advisor to two accounts of the Principal Variable Contracts Fund, two funds of Principal Investors Fund and one other fund included in the Fund Complex. On December 1, 1998 Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management, Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.

The following describes the allocation process utilized by the Sub-Advisor for the Asset Allocation and Equity Growth Accounts:

     Transactions for each portfolio account advised by Morgan Stanley generally are completed independently. Morgan Stanley, however, may purchase or sell the same securities or instruments for a number of portfolio accounts, including portfolios of its affiliates, simultaneously. These accounts will include pooled vehicles, including partnerships and investment companies for which Morgan Stanley and related persons of Morgan Stanley act as investment manager and administrator, and in which Morgan Stanley, its officers, employees and its related persons have a financial interest, and accounts of pension plans covering employees of Morgan Stanley and its affiliates ("Proprietary Accounts"). When possible, orders for the same security are combined or "batched" to facilitate test execution and to reduce brokerage commissions or other costs. Morgan Stanley effects batched transactions in a manner designed to ensure that no participating portfolio, including any Proprietary Account, is favored over any other portfolio. Specifically, each portfolio (including the Asset Allocation and Equity Growth Accounts) that participates in a batched transaction will participate at the average share price for all of Morgan Stanley `s transactions in that security on that business day, with respect to that batched order. Securities purchased or sold in a batched transaction are allocated pro-rata, when possible, to the participating portfolio accounts in proportion to the size of the order placed for each account. Morgan Stanley may, however, increase or decrease the amount of securities allocated to each account if necessary to avoid holding odd-lot or small numbers of shares for particular portfolios. Additionally, if Morgan Stanley is unable to fully execute a batched transaction and Morgan Stanley determines that it would be impractical to allocate a small number of securities among the accounts participating in the transaction on a pro-rata basis, Morgan Stanley may allocate such securities in a manner determined in good faith to be a fair allocation.


The following describes the allocation process utilized by the Sub-Advisor for the LargeCap Growth Equity Account:

      Where Duncan-Hurst buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single "block" in order to facilitate orderly and efficient execution. Whenever Duncan-Hurst does so, each account on whose behalf an order was placed will receive the average price and will bear a proportionate share of all transaction costs, based on the size of that account's order. Clients receiving such concurrent treatment may include investment limited partnerships of which Duncan-Hurst is a general partner and accounts as to which Duncan-Hurst may receive performance-based fees. In some cases, they may also include accounts owned in whole or in part by Duncan-Hurst or its affiliates.

The following describes the allocation process utilized by the Sub-Advisor for the MidCap Growth Equity Account:

     Turner has developed an allocation system for limited opportunities: block orders that cannot be filled in one day and IPOs. Allocation of all partially filled trades will be done pro-rata, unless the small size would cause excessive ticket charges. In that case, allocation will begin with the next account on the rotational account listing. Any directed brokerage arrangement will result in the inability of Turner to, in all cases, include trades for that particular client in block orders if the block transaction is executed through a broker other than the one that has been directed. The benefits of that kind of transaction, a sharing of reduced cost and possible more attractive prices, will not extend to the directed client. Allocation exceptions may be made if documented and approved timely by the firm's compliance officer. Turner's proprietary accounts may trade in the same block with client accounts, if it is determined to be advantageous to the client to do so.


The Manager acts as investment advisor for the Bond, High Yield, Money Market and Real Estate Accounts. Orders to trade portfolio securities for these Accounts and for the Accounts for which Invista and/or PCII serves as Sub-Advisor use the following process:


     Orders to trade portfolio securities for the Accounts are placed by the Sub-Advisor for the specific Account. If, in carrying out the investment objectives of the Accounts, occasions arise when purchases or sales of the same equity securities are to be made for two or more of the Accounts or Funds at the same time (or, in the case of Accounts managed by the Sub-Advisor, for two or more Funds and any other accounts managed by the Sub-Advisor), the Sub-Advisor may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis. The Sub-Advisor may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasion, the Sub-Advisor will employ a computer program to randomly order the Accounts whose individual orders for purchase or sale make up each aggregate or "bunched" order. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" orders shall be allocated to the various Accounts or Funds and other client accounts whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling each Account's or Fund's or other client account's order, in the sequence arrived at by the random ordering. Securities purchased for Accounts, Funds and other clients accounts participating in an aggregate or "bunched" order are placed into those Accounts and, where applicable, other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.

     If purchases or sales of the same debt securities are to be made for two or more of the Accounts or Funds at the same time, the securities are purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Account or Fund.

If the purchase or sale of securities consistent with the investment objectives of the Accounts or one or more of the other clients for which Berger, Dreyfus, Goldman, J.P. Morgan Investment, Janus or Neuberger Berman acts as investment sub-advisor or advisor is to be made at the same time, the securities are purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Account or client.

DETERMINATION OF NET ASSET VALUE OF ACCOUNT SHARES

Growth-Oriented and Income-Oriented Accounts

The net asset values of the shares of each of the Growth-Oriented and Income-Oriented Accounts are determined daily, Monday through Friday, as of the close of trading on the New York Stock Exchange, except on days on which changes in the value of an Account's portfolio securities do not materially affect the current net asset value of that Account's redeemable securities, on days during which an Account receives no order for the purchase or sale of its redeemable securities and no tender of such a security for redemption, and on customary national business holidays. The Accounts treat as customary national business holidays those days on which the New York Stock Exchange is closed for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share for each Account is determined by dividing the value of securities in the Account's investment portfolio plus all other assets, less all liabilities, by the number of Account shares outstanding. Securities for which market quotations are readily available, including options and futures traded on an exchange, are valued at market value, which is currently determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities, preferred stocks, foreign securities and over-the-counter options, the investments are valued by using market quotations considered reliable, prices provided by market makers, that may include dealers with which the Account has executed transactions, or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost. Other assets are valued at fair value as determined in good faith by the Board of Directors.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing net asset value per share are usually determined as of such times. Occasionally, events which affect the values of such securities and foreign currency exchange rates may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of the Account's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager under procedures established and regularly reviewed by the Board of Directors. To the extent the Account invests in foreign securities listed on foreign exchanges that trade on days on which the Account does not determine its net asset value, for example Saturdays and other customary national U.S. holidays, the Account's net asset value could be significantly affected on days when shareholders have no access to the Account.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. It is the policy of International Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor, is authorized to make such determinations subject to such oversight by the Fund's Board of Directors as may from time to time be necessary.

Money Market Account

The net asset value of shares of the Money Market Account is determined at the same time and on the same days as each of the Growth-Oriented Accounts and Income-Oriented Accounts as described above. The net asset value per share for the Account is computed by dividing the total value of the Account's securities and other assets, less liabilities, by the number of Account shares outstanding.

All securities held by the Money Market Account are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Account assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security. Use of the amortized cost valuation method by the Money Market Account requires the Account to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Account can invest only in "Eligible Securities" as that term is defined in Regulations issued under the Investment Company Act of 1940 (see the Fund's Prospectus for a more complete description) determined by the Board of Directors to present minimal credit risks.

The Board of Directors has established procedures designed to stabilize, to the extent reasonably possible, the Account's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Manager to test price the portfolio or specific securities thereof upon certain changes in the Treasury Bill auction interest rate for the purpose of identifying possible deviations in the net asset value per share calculated by using available market quotations or equivalents from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Board of Directors will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as appropriate, including: the sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Account may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such value at $1.00 per share.

PERFORMANCE CALCULATION


An Account's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of an Account's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in an Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time. In addition, the calculations of total return and yield for the Accounts do not include any separate account expenses or contract level expenses.

Comparative performance information may be used from time to time in advertising the Accounts' shares, including appropriate market indices including the benchmarks shown in the prospectus for the Fund or data from Lipper, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.



From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the Accounts; (5) descriptions of investment strategies for one or more of the Accounts; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Accounts) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Account's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Accounts.


Money Market Account Yield


The Money Market Account may advertise its yield and its effective yield. Yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. As of December 31, 2000, the Money Market Account's yield was 6.14%. Because realized capital gains or losses in an Account's portfolio are not included in the calculation, the Account's net investment income per share for yield purposes may be different from the net investment income per share for dividend purposes, that includes net short-term realized gains or losses on the Account's portfolio.


Effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The resulting effective yield figure is carried to at least the nearest hundredth of one percent. As of December 31, 2000, the Money Market Account's effective yield was 6.32%.

The yield quoted at any time for the Money Market Account represents the amount that was earned during a specific, recent seven-day period and is a function of the quality, types and length of maturity of instruments in the Account's portfolio and the Account's operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of each investment.

The yield for the Money Market Account fluctuates daily as the income earned on the investments of the Account fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. There is no guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the Account is not insured. Investors comparing results of the Money Market Account with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by the Account.

Total Return for all other Accounts

When advertising total return figures, each of the Growth-Oriented Accounts and Income-Oriented Accounts will include its average annual total return for each of the one, five and ten year periods (or if shorter, the period during which its corresponding predecessor fund's registration statement has been in effect) that end on the last day of the most recent calendar quarter. Average annual total return is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable value assuming the reinvestment of all dividends and capital gains distributions at net asset value. In its advertising, an Account may also include average annual total return for some other period or cumulative total return for a specified period. Cumulative total return is computed by dividing the ending redeemable value (assuming the reinvestment of all dividends and capital gains distributions at net asset value) by the initial investment.

The following table shows as of December 31, 2000 average annual total return for each of the Accounts for the periods indicated:


             Account                                    1-Year                     5-Year                  10-Year


     Asset Allocation                                    1.61%                     12.09%                   12.30%(1)
     Balanced                                            0.13%                      8.89%                   12.13%
     Blue Chip                                         -10.69%                     -5.93%(2)
     Bond                                                8.17%                      5.14%                    8.07%
     Capital Value                                       2.16%                     12.01%                   14.36%
     Equity Growth                                     -11.71%                     19.67%                   21.64%(1)
     Government Securities                              11.40%                      6.53%                    7.93%
     Growth                                            -10.15%                     12.64%                   14.05%(3)
     High Yield                                         -4.46%                      3.91%                    8.77%
     International                                      -8.34%                     12.25%                   10.67%(3)
     International Emerging Markets                     -6.14%(4)
     International SmallCap                            -11.50%                     17.49%(5)
     LargeCap Growth                                   -11.99%                      9.67%(2)
     LargeCap Growth Equity                            -22.20%(4)
     LargeCap Stock Index                               -9.67%                     -0.96%(2)
     MicroCap                                           12.13%                      3.67%(5)
     MidCap                                             14.59%                     14.83%                   18.51%
     MidCap Growth                                       8.10%                      5.57%(5)
     MidCap Growth Equity                              -18.70%(4)
     MidCap Value                                       31.03%                     24.75%(2)
     Real Estate                                        30.97%                      6.03%(5)
     SmallCap                                          -11.73%                      0.28%(5)
     SmallCap Growth                                   -13.91%                     22.92%(5)
     SmallCap Value                                     23.87%                      9.62%(5)
     Utilities                                          19.18%                     13.63%(5)


     (1) Period beginning June 1, 1994 and ending December 31, 2000.
     (2) Period beginning May 1, 1999 and ending  December 31, 2000.
     (3) Period beginning May 1, 1994 and ending December 31, 2000.
     (4) Period beginning  October 24, 2000 and ending  December 31, 2000.
     (5) Period beginning  May 1, 1998 and ending December 31, 2000.

PRINCIPAL UNDERWRITER


Princor Financial Services Corporation ("Princor") is the principal underwriter of the Fund and offers shares of each Account on a continuous basis. As principal underwriter, Princor is paid for the distribution of the Fund. For the last three fiscal years, Princor has received and returned the following commissions:


         2000                  1999                  1998



       $33,212,205           $23,150,613           $26,117,621

Princor may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the Fund during a specific period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Fund's shares or the amount that any particular Account receives as the proceeds from such sales. Dealers may not use sales of the Fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.


TAX STATUS

It is the policy of each Account to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, the Fund intends to qualify for the tax treatment accorded to regulated investment companies under the applicable provisions of the Internal Revenue Code. This means that in each year in which the Fund so qualifies, it is exempt from federal income tax upon the amount so distributed to investors. If an Account fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions of the Account in the manner they were received by the Account

For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated at 60% long-term and 40% short-term. In addition, an Account must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. An Account may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased by the Account with respect to a portfolio security. Gains and losses on figures and options included in an identified mixed straddle will be considered 100% short-term and unrealized gain or loss on such positions will not be realized at year end. The straddle provisions of the Code may require the deferral of realized losses to the extent that the Account has unrealized gains in certain offsetting positions at the end of the fiscal year, and may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.

The 1986 Tax Reform Act imposes an excise tax on mutual funds that fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. The Fund intends to comply with the Act's requirements and to avoid this excise tax.

GENERAL INFORMATION AND HISTORY

On December 31, 1997, certain Funds sponsored by Principal Life Insurance Company were reorganized into Accounts of the Principal Variable Contracts Fund, Inc., a corporation incorporated in the State of Maryland on May 27, 1997. The new Account adopted the assets and liabilities of a corresponding Fund. The old Fund names, their dates of incorporation and a corresponding Account are shown below:

                    Fund                                                                        Account

     Principal Aggressive Growth Fund, Inc. (August 20, 1993)                    Equity Growth Account
     Principal Asset Allocation Fund, Inc. (August 20, 1993)                            Asset Allocation Account
     Principal Balanced Fund, Inc.    (November 26, 1986)                        Balanced Account
     Principal Bond Fund, Inc. (November 26, 1986)                               Bond Account
     Principal Capital Accumulation Fund, Inc. (May 26, 1989)                    Capital Value Account
       (effective  November 1, 1989  succeeded to the business of a  predecessor
       Fund that had been incorporated in Delaware February 26, 1969)
     Principal Emerging Growth Fund, Inc. (Februray 20, 1987)                    MidCap Account
     Principal Government Securities Fund, Inc.      (June 7, 1985)                     Government Securities Account
     Principal Growth Fund, Inc. (August 20, 1993)                               Growth Account
     Principal High Yield Fund, Inc. (December 12, 1986)                         High Yield Account
     Principal Money Market Fund, Inc. (June 10, 1982)                           Money Market Account
     Principal World Fund, Inc. (August 20, 1993)                                International Account

Principal Life Insurance Company owns 100% of each Account's outstanding shares.

The Articles of Incorporation for the Principal Variable Contracts Fund, Inc. were amended on February 13, 1998 to reflect the addition of the following new
Accounts:

     International SmallCap Account               SmallCap Account
     MicroCap Account                             SmallCap Growth Account
     MidCap Growth Account                        SmallCap Value Account
     Real Estate Account                          Utilities Account

The Articles of Incorporation for the Principal Variable Contracts Fund, Inc. were amended on February 1, 1999 to reflect the addition of the following new
Accounts:

     Blue Chip Account                            MidCap Value Account
     LargeCap Growth Account                      Stock Index 500 Account


The Articles of Incorporation for the Principal Variable Contracts Fund, Inc. were amended on July 27, 2000 to reflect the addition of the International Emerging Markets, LargeCap Growth Equity and MidCap Growth Equity Accounts and the name change of the LargeCap Stock Index Account from the Stock Index 500 Account. The Articles were also amended on April 6, 2001 to reflect the name change of the Aggressive Growth Account to Equity Growth Account.


LargeCap Stock Index Account only


The Account is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to Account shareholders or any member of the public regarding the advisability of investing in securities generally or in the Account particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index which is determined, composed and calculated by S&P without regard to Principal Life Insurance Company, the Manager or the Account. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Account shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices of the Account or the timing of the issuance or sale of the Account or in the determination or calculation of the equation by which the Account is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Account.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, ACCOUNT SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIES WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES


FINANCIAL STATEMENTS


The financial statements for the Accounts for the fiscal period ended December 31, 2000 appearing in the Annual Report to Shareholders and the report thereon of Ernst and Young LLP, independent auditors, 801 Grand Avenue, Des Moines, Iowa 50309, appearing therein are incorporated by reference in this Statement of Additional Information. The Annual Report will be furnished, without charge, to investors who request copies of the Statement of Additional Information.



APPENDIX A

Description of Bond Ratings:

Moody's Investors Service, Inc. Bond Ratings

     Aaa: Bonds that are rated Aaa are judged to be of the best quality.They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds that are rated Baa are considered as medium grade obligations,i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."

Description of Moody's Commercial Paper Ratings

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

     Issuers  rated  Prime-3  (or  related  supporting   institutions)  have  an
     acceptable capacity for repayment of short-term promissory obligations.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's Corporation's Debt Ratings

A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default-- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II. Nature of and provisions of the obligation;

     III.Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

    AAA: Debt rated "AAA" has the highest rating  assigned by Standard & Poor's.
         Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

     A: Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

     BB, B, CCC, CC:

              Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C: The rating "C" is reserved for income bonds on which no interest is being paid.

     D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

              Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

              Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's, Commercial Paper Ratings

A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

     A: Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

              A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.

              A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

              A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

     B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D: This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

     Standard & Poor's rates notes with a maturity of less than three years as follows:

     SP-1A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

     SP-2A satisfactory capacity to pay principal and interest.

     SP-3A speculative capacity to pay principal and interest.

                           PART C. OTHER INFORMATION

Item 23.  Exhibits.
--------  ---------

            (a) Amendment and Restatement of the Articles of Incorporationn (filed 10/24/2000)

            (b)       By-laws (filed 7/11/2000)

            (c)       Specimen Share Certificate  N/A

            (d)  (1)  Management Agreement (filed 10/23/97)
                 (2)  First Amendment to Management Agreement (filed 2/12/98)
                 (3)  Second Amendment to Management Agreement(filed 10/24/00)
                 (4)  Third Amendment to Management Agreement (filed 10/24/00)
                 (5)  Investment Service Agreement (filed 10/23/97)
                 (6)  Sub-Advisory Agreement - Invista (filed 10/23/97)
                 (7)  First Amendment to Sub-Advisory Agrmt. (filed 2/12/98)
                 (8)  Second Amendment to Sub-Advisory Agrmt. (filed 10/24/00)
                 (9)  Third Amendment to Sub-Advisory Agrmt. (filed 10/24/00)
                 (10) Sub-Advisory Agreement - Morgan Stanley Asset Mgmt.
                      (filed 10/23/97)
                 (11) Sub-Advisory Agreement - Berger Assoc. (filed 4/13/98)
                 (12) Sub-Advisory Agreement - Dreyfus Corp. (filed 4/13/98)
                 (13) Sub-Advisory Agreement - Goldman Sachs (filed 4/13/98)
                 (14) Sub-Advisory Agreement - JP Morgan (filed 4/13/98)
                 (15) Sub-Adv. Agreement - Neuberger Berman (filed 4/21/99)
                 (16) Sub-Advisory Agreement - Janus Capital (filed 4/21/99)
                 (17) Sub-Advisory Agreement - Duncan-Hurst (filed 10/24/00)
                 (18) Sub-Advisory Agreement - Turner (filed 10/24/00)

            (e)       Distribution Agreement (filed 10/24/00)

            (f)       N/A

            (g)       Custodian Agreement

                 (1)  Domestic Custody Agreement (filed 10/23/97)
                 (2)  Global Custody Agreement (filed 10/23/97)

            (h) Agreement and Plan of Reorganization and Liquidation (filed 10/23/97)

            (i)       Legal Opinion (filed 10/24/00)

            (j)       Consent of Independent Auditors (filed 10/24/00)

            (k)       Financial Statements included in this Registration
                      Statement:

                 (1)  Part A:
                      None
                 (2)  Part B:
                      None
                 (3) Annual Report to Shareholders filed under Rule N-30D-1 on February 28, 2001***

            (l)       Initial Capital Agreements
                 (1-11)  Initial Capital Agreements 1987*
                 (12-19) Initial Capital Agreements 1998*
                 (20-23) Initial Capital Agreements 1999*
                 (24-26) Initial Capital Agreements 2000*

            (m)       Rule 12b-1 Plan    N/A

            (n)       Financial Data Schedule (filed 10/24/00)

            (o)       Rule 18f-3 Plan   N/A

            (p)       Code of Ethics

                 (1)  PMC Code of Ethics        (filed 4/26/00)
                 (2)  Invista Code of Ethics    (filed 4/26/00)
                 (3)  Dreyfus Code of Ethics    (filed 4/26/00)
                 (4)  Goldman Code of Ethics    (filed 4/26/00)
                 (5)  JP Morgan Code of Ethics  (filed 4/26/00)
                 (6)  Janus Code of Ethics      (filed 4/26/00)
                 (7)  MSDW Code of Ethics       (filed 4/26/00)
                 (8)  Neuberger Berman Code of Ethics (filed 4/26/00)
                 (9)  Berger Code of Ethics     (filed 4/26/00)
                 (10) Duncan-Hurst Code of Ethics (filed 10/24/00)
                 (11) Turner Code of Ethics (filed 10/24/00)
                 (12) PCII Code of Ethics*

*    Filed herein.
**   To be filed by amendment.
***  Incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with Registrant

          Principal   Financial   Services,   Inc.  (an  Iowa   corporation)  an
          intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code.

          Subsidiaries   wholly-owned  by  Principal   Financial  Services, Inc.

          a. Principal Life Insurance Company (an Iowa corporation) a stock life insurance company engaged in the business of insurance and retirement services.

          b. Princor Financial Services Corporation (an Iowa Corporation) a registered broker-dealer.

          c.   PFG DO Brasil LTDA (Brazil) a Brazilian holding company.

          d. Principal Financial Group (Mauritius) Ltd. a Mauritius holding company.

          e. Principal Pensions Co., Ltd. (Japan) a Japan company who engages in the management, investment and administration of financial assets and any services incident thereto.

          f. Principal Financial Services (Australia), Inc. (an Iowa holding company) formed to facilitate the acquisition of the Australian business of BT Australia.

          g. Principal Financial Services (NZ), Inc. (an Iowa holding company) formed to facilitate the acquisition of the New Zealand business of BT Australia.

          h. Principal Capital Management (Singapore) Limited (a Singapore corporation) a company engaging in funds management.

          i. Principal Capital Management (Europe) Limited a United Kingdom company that engages in European representation and distributor of the Principal Investments Funds.

          j. Principal Capital Management (Ireland) Limited an Ireland company that engages in fund management.

          k. Principal Financial Group Investments (Australia) Pty Limited an Australia holding company.

          Subsidiary wholly-owned by Princor Financial Services Corporation:

          a.   Principal   Management   Corporation  (an  Iowa   Corporation)  a
               registered investment advisor.

          Subsidiary 42% owned by PFG DO Brasil LTDA

          a.   Brasilprev    Previdencia   Privada    S.A.(Brazil)   a   pension
               fund company.

          Subsidiary wholly-owned by Principal Financial Group (Mauritius) Ltd.

          a. IDBI Principal Asset Management Company (India) a India asset management company.

          Subsidiary wholly-owned by Principal Financial Services (Australia),
          Inc.:

          a. Principal Financial Group (Australia) Holdings Pty Ltd. an Australian holding company organized in connection with the contemplated acquisition of BT Australia Funds Management.

          Subsidiary wholly-owned by Principal Financial Group (Australia) Holdings Pty Ltd:

          a.   BT Financial Group Pty Ltd. an Australia holding company.

          Subsidiary  wholly-owned by BT Financial Group Pty Ltd:

          a. BT Investments (Australia) Limited a Delaware holding company.

          Subsidiary wholly-owned by BT Investments (Australia) Limited:

          a.   BT  Australia   (Holdings)   Ltd  an  Australia   commercial  and
               investment banking and asset management company.

          Subsidiary wholly-owned by BT  Australia   (Holdings)   Ltd:

          a. BT Australia Limited an Australia company engaged in asset management and trustee/administrative activites.

          Subsidiaries wholly-owned by BT Australia Limited:

          a. BT Life Limited an Australia company engaged in commercial and investment linked life insurance policies.

          b. BT Funds Management Limited an Australia company engaged in institutional and retail money management.

          c. BT Funds Management (International) Limited an Australia company who manages international funds (New Zealand, Singapore, Asia, North America and United Kingdom).

          d. BT Securities Limited an Australia company that engages in loan finance secured against share and managed fund portfolios.

          e. BT Portfolio Services Limited an Australia company that engages in processing and transaction services for financial planners and financial intermediaries.

          f. BT Australia Corporate Services Pty Limited an Australia holding company for internal service companies.

          g.   QV1 Pty Limited an Australia company.

          Subsidiaries wholly-owned by BT Portfolio Services Limited:

          a. BT Custodial Services Pty Ltd an Australia custodian nominee for investment management activities.

          b. National Registry Services Pty Ltd. an Australia company that engages in registry services.

          c. National Registry Services (WA) Pty Limited an Australia company that engages in registry services.

          d. BT Finance & Investments Pty Ltd an Australia trustee of wholesale cash management trust.

          Subsidiaries organized and wholly-owned by BT Australia Corporate Services Pty Limited:

          a. BT Finance Pty Limited an Australia provider of finance by loans and leases.

          b. Chifley Services Pty Limited an Australia company that engages in staff car leasing management.

          c. BT Nominees Pty Limited an Australia company that operates as a trustee of staff superannuation fund (pension plan).

          Subsidiary organized and wholly-owned by BT Funds Management Limited:

          a. BT Tactical Asset Management Pty Limited an Australia company that engages in management of futures positions.

          b. Oniston Pty Ltd an Australia company that is a financial services investment vehicle.

          Subsidiary organized and wholly-owned by BT Securities Limited:

          a.   BT (Queensland) Pty Limited an Australia trustee company.

          Subsidiary  organized and  wholly-owned  by BT Custodial  Services Pty
          Ltd:

          a. BT Hotel Group Pty Ltd an Australia corporation - an inactive shelf corporation to be wound up.

          b. BT Custodians Ltd an Australia manager and trustee of various unit trusts.

          c.   Dellarak Pty Ltd an Australia trustee company.

          Subsidiary  organized and wholly-owned by Principal Financial Services
          (NZ), Inc.

          a.   BT Financial Group (NZ) Limited a New Zealand holding company.

          Subsidiary  organized and  wholly-owned  by BT Financial Group (NZ)
          Limited:

          a. BT Portfolio Service (NZ) Limited a New Zealand company that provides third party administration and registry services.

          b. BT New Zealand Nominees Limited a New Zealand company who acts as a custodian for local assets.

          c.   BT Funds Management (NZ) Limited a New Zealand funds manager.

          Subsidiary organized and wholly-owned by Principal Financial Group Investments (Australia) Pty Limited:

          a.   Principal Hotels Holdings Pty Ltd. a holding company.

          Subsidiary organized and wholly-owned by Principal Hotels Holdings Pty Ltd.:

          a.   Principal Hotels Australia Pty Ltd. a holding company.

          Subsidiary organized and wholly-owned by Principal Hotels Australia Pty Ltd.:

          a. BT Hotel Limited an Australia corporation, which is the hotel operating/managing company of the BT Hotel Group.

          Principal Life Insurance Company sponsored the organization of the following mutual funds, some of which it controls by virtue of owning voting securities:

               Principal Balanced Fund, Inc.(a Maryland Corporation) 0.06% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2001.

               Principal Blue Chip Fund, Inc.(a Maryland Corporation) 0.03% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2001.

               Principal Bond Fund, Inc.(a Maryland Corporation) 0.64% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2001.

               Principal Capital Value Fund, Inc. (a Maryland Corporation) 29.08% of outstanding shares owned by Principal Life Insurance
               Company  (including   subsidiaries  and  affiliates)on  February
               7, 2001.

               Principal Cash Management Fund, Inc. (a Maryland Corporation) 9.55% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2001.

               Principal European Equity Fund, Inc. (a Maryland Corporation) 70.36% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2001.

               Principal Government Securities Income Fund, Inc. (a Maryland Corporation) 0.04% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2001.

               Principal Growth Fund, Inc. (a Maryland Corporation) 0.01% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2001.

               Principal High Yield Fund, Inc. (a Maryland Corporation) 8.05% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2001.

               Principal International Emerging Markets Fund, Inc. (a Maryland Corporation) 29.33% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2001.

               Principal International Fund, Inc. (a Maryland Corporation) 24.70% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2001.

               Principal   International   SmallCap   Fund,   Inc.  (a  Maryland
               Corporation) 6.67% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2001.

               Principal Limited Term Bond Fund, Inc. (a Maryland Corporation) 10.91% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2001.

               Principal   LargeCap   Stock   Index   Fund,   Inc.  (a  Maryland
               Corporation) 11.43% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2001.

               Principal MidCap Fund, Inc. (a Maryland Corporation) 0.02% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2001

               Principal Pacific Basin Fund, Inc. (a Maryland Corporation) 73.95% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2001.

               Principal  Partners   Equity  Growth  Fund,  Inc.(a  Maryland
               Corporation) 4.05% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2001

               Principal   Partners   LargeCap  Blend  Fund,   Inc.(a  Maryland
               Corporation) 96.57% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2001

               Principal   Partners   LargeCap  Growth  Fund,   Inc.(a  Maryland
               Corporation) 20.93% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2001

               Principal   Partners   LargeCap  Value  Fund,   Inc.(a  Maryland
               Corporation) 96.52% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2001

               Principal   Partners   MidCap   Growth  Fund,   Inc.(a   Maryland
               Corporation) 13.74% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2001

               Principal   Partners  SmallCap  Growth  Fund,   Inc.(a  Maryland
               Corporation) 93.73% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2001

               Principal Real Estate Fund, Inc. (a Maryland Corporation) 49.33% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2001

               Principal SmallCap Fund, Inc.(a Maryland Corporation) 1.34% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2001.

               Principal Investors Fund, Inc. (f/k/a Principal Special Markets Fund, Inc. (a Maryland Corporation) 100.00% of shares outstanding of the International Emerging Markets Portfolio, 49.97% of the shares outstanding of the International Securities Portfolio, 100.00% of shares outstanding of the International SmallCap Portfolio and 100% of the shares of the following: Balanced Fund, Bond & Mortgage Securitites Fund, European Fund, Governement Securities Fund, High Quality Intermediate-Term Bond Fund, High Quality Long-Term Bond Fund, High Quality Short-Term Bond Fund, International Emerging Markets Fund, International Fund I,
               International Fund II, International SmallCap Fund, LargeCap Blend Fund, LargeCap Growth Fund, LargeCap Value Fund, MidCap Blend Fund, MidCap Growth Fund, MidCap S&P 400 Index Fund, MidCap Value Fund, Money Market Fund, Pacific Basin Fund, Partners LargeCap Blend Fund, Partners LargeCap Growth Fund I, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund, Partners MidCap Blend Fund, Partners MidCap Growth Fund, Partners MidCap Value Fund, Partners SmallCap Growth Fund I, Partners SmallCap Growth Fund II, Partners SmallCap Value Fund, Real Estate Fund, SmallCap Blend Fund, SmallCap Growth Fund, SmallCap S&P 600 Index Fund, SmallCap Value Fund, Technology Fund, were owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2001

               Principal Tax-Exempt Bond Fund, Inc. (a Maryland Corporation) 0.05% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2001.

               Principal Utilities Fund, Inc. (a Maryland Corporation) 0.06% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 7, 2001.

               Principal Variable Contracts Fund, Inc. (a Maryland Corporation) 100% of shares outstanding of the following Accounts owned by Principal Life Insurance Company and its Separate Accounts on
               February 7, 2001:   Aggressive   Growth,   Asset  Allocation,
               Balanced, Blue Chip, Bond, Capital Value, Government Securities, Growth, High Yield, International, International Emerging Markets, International SmallCap, LargeCap Growth, LargeCap Growth Equity, LargeCap Stock Index (f/k/a Stock Index 500), MicroCap, MidCap, MidCap Growth, MidCap Growth Equity, MidCap Value, Money Market, Real Estate, SmallCap, SmallCap Growth, SmallCap Value, and Utilities.

          Subsidiaries  organized and  wholly-owned  by Principal Life Insurance
          Company:

          a. Principal Holding Company (an Iowa Corporation) a downstream holding company for Principal Life Insurance Company.

          b. Principal Development Investors, LLC (a Delaware Corporation) a limited liability company engaged in acquiring and improving real property through development and redevelopment.

          c. Principal Capital Management, LLC (a Delaware Corporation) a limited liability company that provides private mortgage, real estate & fixed-income securities services to institutional clients.

          d. Principal Net Lease Investors, LLC (a Delaware Corporation) a limited liability company which operates as a buyer and seller of net leased investments.

          Subsidiaries  organized and  90% owned  by Principal Life Insurance
          Company:

          a. PT Asuransi Jiwa Principal Indonesia (an Indonesia Corporation) a life insuranced corporation which offers group and individual products.

          Subsidiaries wholly-owned by Principal Capital Management, LLC:

          a. Principal Structured Investments, LLC (a Delaware Corporation) a limited liability company that provides product development administration, marketing and asset management services associated with stable value products together with other related institutional financial services including derivatives, asset-liability management, fixed income investment management and ancillary money management products.

          b. Principal Enterprise Capital, LLC (a Delaware Corporation) a company engaged in portfolio management on behalf of institutional clients for structuring, underwriting and management of entity-level investments in real estate operating companies (REOCs).

          c. Principal Commercial Acceptance, LLC (a Delaware Corporation) a limited liability company that provides private market bridge financing and other secondary market opportunities.

          d.   Principal  Capital  Real  Estate   Investors,   LLC  (a  Delaware
               Corporation) a registered investment advisor.

          e. Principal Commercial Funding, LLC (a Delaware Corporation) a limited liability company engaged in the structuring, warehousing, securitization and sale of commercial mortgage-backed securities.

          f. Principal Generation Plant, LLC an inactive Delaware limited liability company.

          g.   Principal  Capital  Income  Investors,  LLC  a  Delaware  limited
               liability   company  which  provides   investment  and  financial
               services.

          h. Principal Capital Futures Trading Advisor, LLC a Delaware funds management limited liability company.

          Subsidiaries wholly-owned by Principal Holding Company:

          a. Principal Bank (a Federal Corporation) a Federally chartered direct delivery savings bank.

          b. Patrician Associates, Inc. (a California Corporation) a real estate development company.

          c. Petula Associates, Ltd. (an Iowa Corporation) a real estate development company.

          d. Principal Development Associates, Inc. (a California Corporation) a real estate development company.

          e. Principal Spectrum Associates, Inc. (a California Corporation) a real estate development company.

          f. Principal FC, Ltd. (an Iowa Corporation) a limited purpose investment corporation.

          g.   Equity FC,  Ltd.  (an Iowa  Corporation)  engaged  in  investment
               transactions,   including   limited   partnerships   and  limited
               liability companies.

          h. HealthRisk Resource Group, Inc. (an Iowa Corporation) a general business corporation that engages in investment transactions, including limited partnerships and limited liability companies

          i. Invista Capital Management, LLC (an Delaware Corporation) a limited liability company which is a registered investment adviser.

          j. Principal Residential Mortgage, Inc. (an Iowa Corporation) a full service mortgage banking company that makes and services a wide variety of loan types on a nationwide basis.

          k. Principal Asset Markets, Inc. (an Iowa Corporation) a corporation which is currently inactive.

          l. Principal Portfolio Services, Inc. (an Iowa Corporation) a corporation which is currently inactive.

          m. The Admar Group, Inc. (a Florida Corporation) a national managed care service organization that develops and manages preferred provider organizations.

          n. The Principal Financial Group, Inc. (a Delaware corporation) a corporation which is currently inactive.

          o. Principal Product Network, Inc. (a Delaware corporation) an insurance broker.

          p. Principal Health Care, Inc. (an Iowa Corporation) a managed care company.

          q. Dental-Net, Inc. (an Arizona Corporation) a managed dental care services organization. HMO and dental group practice.

          r. Principal Financial Advisors, Inc. (an Iowa Corporation) a registered investment advisor.

          s. Delaware Charter Guarantee & Trust Company, d/b/a Trustar Retirement Services (a Delaware Corporation) a corporation that administers individual and group retirement plans for stock brokerage firm clients and mutual fund distributors.

          t. Professional Pensions, Inc. (a Connecticut Corporation) a corporation engaged in sales, marketing and administration of group insurance plans and third-party administrator for defined contribution plans.

          u. Principal Investors Corporation (a New Jersey Corporation) a corporation which is currently inactive.

          v. Principal International, Inc. (an Iowa Corporation) a company engaged in international business development.

          Subsidiaries organized and wholly-owned by PT Asuransi Jiwa Principal Indonesia:

          a.   PT Jasa Principal Indonesia an Indonesia pension company.

          b. PT Principal Capital Management Indonesia an Indonesia funds management company.

          Subsidiary wholly-owned by Invista Capital Management, LLC:

          a. Principal Capital Trust. (a Delaware Corporation) a business trust and private investment company offering non-registered units, initially, to tax-exempt entities.

         Subsidiary wholly-owned by Principal Residential Mortgage, Inc.:

          a. Principal Wholesale Mortgage, Inc. (an Iowa Corporation) a brokerage and servicer of residential mortgages.

          b. Principal Mortgage Reinsurance Company (a Vermont corporation) a mortgage reinsurance company.

          Subsidiaries wholly-owned by The Admar Group, Inc.:

          a. Admar Corporation (a California Corporation) a managed care services organization.

          Subsidiaries wholly-owned by Dental-Net, Inc.

          a. Employers Dental Services, Inc. (an Arizona corporation) a prepaid dental plan organization.

          Subsidiaries wholly-owned by Professional Pensions, Inc.:

          a. Benefit Fiduciary Corporation (a Rhode Island corporation) serves as a corporate trustee for retirement trusts.

          b. PPI Employee Benefits Corporation (a Connecticut corporation) a registered broker-dealer limited to the sale of open-end mutual funds and variable insurance products.

          c. Boston Insurance Trust, Inc. (a Massachusetts corporation) a corporation which serves as a trustee and administrator of insurance trusts and arrangements.

          Subsidiaries wholly-owned by Principal International, Inc.:

          a. Principal International Espana, S.A. de Seguros de Vida (Spain) a life insurance, annuity, and accident and health company.

          b.   Zao Principal International (a Russia Corporation) inactive.

          c.   Principal   International    Argentina,    S.A.   (an   Argentina
               corporation) a holding company that owns Argentina corporations offering annuities, group and individual insurance policies.

          d. Principal Asset Management Company (Asia) Ltd. (Hong Kong) an asset management company.

          e. Principal International (Asia) Limited (Hong Kong) a corporation operating as a regional headquarters for Asia.

          f. Principal Trust Company (Asia) Limited (Hong Kong) (an Asia trust company).

          g.   Principal International de Chile, S.A. (Chile) a holding company.

          h. Principal Mexico Compania de Seguros, S.A. de C.V. (Mexico) a life insurance company.

          i.   Principal Pensiones, S.A. de C.V. (Mexico) a pension company.

          j.   Principal Afore, S.A. de C.V. (Mexico), a pension company.

          k.   Principal   Consulting   (India)   Private   Limited   (an  India
               corporation) an India consulting company.

          Subsidiaries 88% owned by Principal International, Inc.:

          a. Principal Insurance Company (Hong Kong) Limited (a Hong Kong Corporation) a company that sells insurance and pension products.

          Subsidiary wholly-owned by Principal International Espana, S.A. de Seguros de Vida (Spain):

          a. Princor International Espana S.A. de Agencia de Seguros (Spain) an insurance agency.

          Subsidiary wholly-owned by Principal International (Asia) Limited (Hong Kong):

          a. Principal Capital Management (Asia) Limited (Hong Kong) Asian representative and distributor for the Principal Investment Funds.

          Subsidiaries wholly-owned by Principal International Argentina, S.A. (Argentina):

          a. Principal Retiro Compania de Seguros de Retiro, S.A. (Argentina) an annuity company.

          b. Principal Life Compania de Seguros, S.A. (Argentina) a life insurance company.

          Subsidiary wholly-owned by Principal International de Chile, S.A.:

          a. Principal Compania de Seguros de Vida Chile S.A. (Chile) life insurance company.

          Subsidiary 60% owned by Principal Compania de Seguros de Vida Chile S.A. (Chile):

          a.   Andueza  &  Principal   Creditos   Hipotecarios  S.A.  (Chile)  a
               residential mortgage company.

          Subsidiary wholly-owned by Principal Afore, S.A. de C.V.:

          a. Siefore Principal, S.A. de C.V. (Mexico) an investment fund company.

Item 25.       Indemnification

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

        (i) The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

               1.    Was committed in bad faith; or

               2.    Was the result of active and deliberate dishonesty; or

       (ii)    The  corporate   representative  actually  received  an  improper
               personal benefit in money, property, or services; or

      (iii)    In  the  case  of  any   criminal   proceeding,   the   corporate
               representative had reasonable cause to believe that the act or omission was unlawful.

     If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

     The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.


Item 26.  Business or Other Connection of Investment Adviser

     A complete list of the officers and directors of the investment adviser, Principal Management Corporation, are set out below. This list includes some of the same people (designated by an *), who are serving as officers and directors of the Registrant. For these people the information as set out in the Statement of Additional Information (See Part B) under the caption "Directors and Officers of the Fund" is incorporated by reference.

  *John E. Aschenbrenner        Principal         See Part B
   Director                     Financial Group

   Patricia A. Barry            Same              Counsel
   Assistant Corporate                            Principal Life Insurance
   Secretary                                      Company

  *Craig L. Bassett             Same              See Part B
   Treasurer

   Michael T. Daley             Same              Executive Vice President
   Director                                       Principal Life Insurance
                                                  Company

  *Ronald L. Danilson           Same              See Part B
   Executive Vice President &
   Chief Operating Officer

   David J. Drury               Same              Chairman of the Board
   Director                                       Principal Life
                                                  Insurance Company

  *Ralph C. Eucher              Same              See Part B
   President and Director

  *Arthur S. Filean             Same              See Part B
   Sr. Vice President

   Dennis P. Francis            Same              Senior Vice President
   Director                                       Principal Life
                                                  Insurance Company

   Paul N. Germain              Same              Vice President -
   Vice President -                               Mutual Fund Operations
   Mutual Fund Operations                         Princor Financial Services
                                                  Corporation

  *Ernest H. Gillum             Same              See Part B
   Vice President - Product
   Development

  *J. Barry Griswell            Same              See Part B
   Chairman of the Board
   and Director

   Joyce N. Hoffman             Same              Senior Vice President and
   Vice President and                             Corporate Secretary
   Corporate Secretary                            Principal Life
                                                  Insurance Company

   John R. Lepley               Same              Senior Vice President -
   Senior Vice President -                        Marketing & Distribution
   Marketing & Distribution                       Princor Financial Services
                                                  Corporation

   Kelly A. Paul                Same              Assistant Vice President -
   Assistant Vice President -                     Business Systems & Technology
   Business Systems &                             Princor Financial Services
   Technology                                     Corporation

  *Richard L. Prey              Same              See Part B
   Director

  *Layne A. Rasmussen           Same              See Part B
   Controller -
   Mutual Funds

  *Michael D. Roughton          Same              See Part B
   Counsel

   James F. Sager               Same              Vice President
   Vice President                                 Princor Financial Services
                                                  Corporation

   Karen E. Shaff               Same              Senior Vice President &
   Director                                       General Counsel
                                                  Principal Life Insurance
                                                  Company

  *Jean B. Schustek             Same              See Part B
   Assistant Vice President -
   Registered Products

  *Kirk L. Tibbetts             Same              See Part B
   Senior Vice President &
   Chief Financial Officer

     Principal Management Corporation serves as investment adviser and dividend disbursing and transfer agent for, Principal Balanced Fund, Inc., Principal Blue Chip Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal High Yield Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal European Equity Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc. (f/k/a Principal Special Markets Fund, Inc.), Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal Pacific Basin Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Aggressive Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Growth Fund, Inc., Principal Partners LargeCap Value Fund, Inc. Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Utilities Fund, Inc., Principal Variable Contracts Fund, Inc. - funds sponsored by Principal Life Insurance Company.

Item 27.       Principal Underwriters

     (a) Princor Financial Services Corporation, principal underwriter for Registrant, acts as principal underwriter for, Principal Balanced Fund, Inc., Principal Blue Chip Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal European Equity Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal High Yield Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc. (f/k/a Principal Special Markets Fund, Inc.), Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Pacific Basin Fund Inc., Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Growth Fund, Inc., Principal Partners LargeCap Value Fund, Inc., Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Utilities Fund, Inc., Principal Variable Contracts Fund, Inc. and for variable annuity contracts participating in Principal Life Insurance Company Separate Account B, a registered unit investment trust for retirement plans adopted by public school systems or certain tax-exempt organizations pursuant to Section 403(b) of the Internal Revenue Code, Section 457 retirement plans, Section 401(a) retirement plans, certain non-qualified deferred compensation plans and Individual Retirement Annuity Plans adopted pursuant to Section 408 of the Internal Revenue Code, and for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust.

  (b)      (1)                 (2)
                               Positions
                               and offices
  Name and principal           with principal
  business address             underwriter

     Lindsay L. Amadeo        Assistant Director -
     The Principal            Marketing Services
     Financial Group
     Des Moines, IA 50392

     John E. Aschenbrenner    Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Robert W. Baehr          Marketing Services
     The Principal            Officer
     Financial Group
     Des Moines, IA 50392

     Patricia A. Barry        Assistant Corporate Secretary
     The Principal
     Financial Group
     Des Moines, IA 50392

     Craig L. Bassett         Treasurer
     The Principal
     Financial Group
     Des Moines, IA 50392

     David J. Brown           Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Michael T. Daley         Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Ronald L. Danilson       Executive Vice President and
     The Principal            Chief Operating Officer
     Financial Group
     Des Moines, IA 50392

     Mark B. Davis            Assistant Director - Compliance
     The Principal
     Financial Group
     Des Moines, IA 50392

     David J. Drury           Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Ralph C. Eucher          Director and
     The Principal            President
     Financial Group
     Des Moines, IA  50392

     Arthur S. Filean         Senior Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Dennis P. Francis        Director
     The Principal
     Financial Group
     Des Moines, IA  50392

     Paul N. Germain          Vice President -
     The Principal            Mutual Fund Operations
     Financial Group
     Des Moines, IA  50392

     Ernest H. Gillum         Vice President -
     The Principal            Product Development
     Financial Group
     Des Moines, IA 50392

     J. Barry Griswell        Director and
     The Principal            Chairman of the
     Financial Group          Board
     Des Moines, IA 50392

     Susan R. Haupts          Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Joyce N. Hoffman         Vice President and
     The Principal            Corporate Secretary
     Financial Group
     Des Moines, IA 50392

     Jeffrey L. Kane          Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA 50392

     Peter R. Kornweiss       Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Kraig L. Kuhlers         Regional Sales Director
     The Principal
     Financial Group
     Des Moines, IA  50392

     John R. Lepley           Senior Vice
     The Principal            President - Marketing
     Financial Group          and Distribution
     Des Moines, IA 50392

     Kelly A. Paul            Assistant Vice President -
     The Principal            Business Systems and Technology
     Financial Group
     Des Moines, IA 50392

     Elise M. Pilkington      Assistant Director -
     The Principal            Retirement Consulting
     Financial Group
     Des Moines, IA  50392

     Richard L. Prey          Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Martin R. Richardson     Operations Officer -
     The Principal            Broker/Dealer Services
     Financial Group
     Des Moines, IA 50392

     Michael D. Roughton      Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     James F. Sager           Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Kyle R. Selberg          Vice President-Marketing
     The Principal
     Financial Group
     Des Moines, IA 50392

     Karen E. Shaff           Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Minoo Spellerberg        Assistant Vice President and
     The Principal            Compliance Officer
     Financial Group
     Des Moines, IA  50392

     Paul D. Steingreaber     Director of National Sales
     The Principal
     Financial Group
     Des Moines, IA 50392

     Kirk L. Tibbetts         Senior Vice President and
     The Principal            Chief Financial Officer
     Financial Group
     Des Moines, IA 50392

               (c)    Inapplicable.


Item 28.       Location of Accounts and Records

     All accounts, books or other documents of the Registrant are located at the offices of the Registrant and its Investment Adviser in the Principal Life Insurance Company home office building, The Principal Financial Group, Des Moines, Iowa 50392.

Item 29.       Management Services

               Inapplicable.

Item 30.       Undertakings

               Indemnification

     Reference is made to Item 27 above, which discusses circumstances under which directors and officers of the Registrant shall be indemnified by the Registrant against certain liabilities and expenses incurred by them by reason of being a director or officer of the Registrant.

     Notwithstanding the provisions of Registrant's Articles of Incorporation and Bylaws, the Registrant hereby makes the following undertaking:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of the Registrant, in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

               Shareholder Communications

     Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications

               Delivery of Annual Report to Shareholders

     The registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Des Moines and State of Iowa, on the 27th day of April, 2001.


                                       Principal Variable Contracts Fund, Inc.

                                                  (Registrant)



                                       By          /s/ R. C. Eucher
                                          ______________________________________
                                                  R. C. Eucher
                                                  President and Director


Attest:


/s/ A. S. Filean
______________________________________
A. S. Filean
Senior Vice President and Secretary


     Pursuant to the requirement of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                         Title                          Date



/s/ R. C. Eucher
_____________________________      President and Director      April 27,2001
R. C. Eucher                       (Principal Executive        _________________
                                   Officer)


   (J. B. Griswell)*
_____________________________      Director and                April 27,2001
J. B. Griswell                     Chairman of the Board       _________________


/s/K. L. Tibbetts
_____________________________      Senior Vice President and   April 27,2001
K. L. Tibbetts                     Chief Financial Officer     _________________
                                   (Principal Fianncial
                                   and Accounting Officer)


   (J. D. Davis)*
_____________________________      Director                    April 27,2001
J. D. Davis                                                    _________________


   (P. A. Ferguson)*
_____________________________      Director                    April 27,2001
P. A. Ferguson                                                 _________________


   (R. W. Gilbert)*
_____________________________      Director                    April 27,2001
R. W. Gilbert                                                  _________________


   (W. C. Kimball)*
_____________________________      Director                    April 27,2001
W. C. Kimball                                                  _________________


   (B. A. Lukavsky)*
_____________________________      Director                    April 27,2001
B. A. Lukavsky                                                 _________________


                                        *By    /s/ R. C. Eucher
                                           _____________________________________
                                           R. C. Eucher
                                           President and Director

                                           Pursuant to Powers of Attorney
                                           Previously Filed or Included